As filed with the Securities and Exchange Commission on March 10, 2006

                                          1933 Act Registration No. 333-131645


--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933


[ ]  Pre-Effective                                          [x]  Post-Effective
     Amendment No.                                               Amendment No. 1


                         METROPOLITAN SERIES FUND, INC.*
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 578-3104

                               501 Boylston Street
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                             John L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                               MetLife Group, Inc.
                                 1 MetLife Plaza
                            27-01 Queens Plaza North
                        Long Island City, New York 11101

                                    Copy to:

                                 Thomas M. Lenz
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                              1 International Place
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective:

[X] immediately on filing pursuant to paragraph (b)
[ ] on _____ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _____ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     * On behalf of its FI Large Cap Portfolio.

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                  March 9, 2006

Dear Contract Owner:

     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Strategic Equity Portfolio ("Strategic Equity") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of Strategic Equity, some or all of your Contract value is invested, as provided by your Contract, in Strategic Equity. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote Strategic Equity's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.


     The Prospectus/Proxy Statement describes the proposed reorganization of Strategic Equity. All of the assets of Strategic Equity would be acquired by the FI Large Cap Portfolio ("Met Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Strategic Equity. Met Portfolio's investment objective and investment strategies are similar to those of Strategic Equity, but there is a difference. While Strategic Equity may invest in companies of any market capitalization range, Met Portfolio normally invests in securities of companies with large market capitalizations similar to the market capitalization of companies in the Standard & Poor's 500 Index ("S&P 500") or the Russell 1000 Index.


     You will receive Class A shares of Met Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Strategic Equity's shares. Details about Met Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for Strategic Equity and recommends that you instruct the Insurance Company to vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,


                                        /s/ Elizabeth M. Forget
                                        ----------------------------------------
                                        Elizabeth M. Forget
                                        President
                                        The Travelers Series Trust

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                           STRATEGIC EQUITY PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 12, 2006

To the Shareholders of The Travelers Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Strategic Equity Portfolio ("Strategic Equity") of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Strategic Equity by FI Large Cap Portfolio ("Met Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Strategic Equity. The Plan also provides for distribution of these shares of Met Portfolio to shareholders of Strategic Equity in liquidation and subsequent termination of Strategic Equity. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Strategic Equity.

     The Board of Trustees has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                        By order of the Board of Trustees


                                        /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        SECRETARY

March 9, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...................................   ABC Corp.
(2) ABC Corp. ...................................   John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer .....................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ..............................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA ...............   John B. Smith
(2) Estate of John B. Smith .....................   John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet site.

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                  March 9, 2006

Dear Contract Owner:

     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Large Cap Portfolio (the "Large Cap") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of Large Cap, some or all of your Contract value is invested, as provided by your Contract, in Large Cap. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote Large Cap's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of Large Cap. All of the assets of Large Cap would be acquired by the FI Large Cap Portfolio ("Met Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Large Cap. Met Portfolio's investment objective and investment strategies are substantially identical to those of Large Cap.

     You will receive Class A shares of Met Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Large Cap's shares. Details about Met Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for Large Cap and recommends that you instruct the Insurance Company to vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,


                                        /s/ Elizabeth M. Forget
                                        ----------------------------------------
                                        Elizabeth M. Forget
                                        President
                                        The Travelers Series Trust

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                               LARGE CAP PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 12, 2006

To the Shareholders of The Travelers Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Large Cap Portfolio ("Large Cap") of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Large Cap by FI Large Cap Portfolio ("Met Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Large Cap. The Plan also provides for distribution of these shares of Met Portfolio to shareholders of Large Cap in liquidation and subsequent termination of Large Cap. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Large Cap.

     The Board of Trustees has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                        By order of the Board of Trustees


                                        /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        SECRETARY

March 9, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...................................   ABC Corp.
(2) ABC Corp. ...................................   John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer .....................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ..............................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA ...............   John B. Smith
(2) Estate of John B. Smith .....................   John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet site.

                   ACQUISITION OF ASSETS AND LIABILITIES OF

                              LARGE CAP PORTFOLIO
                                  a series of
                          THE TRAVELERS SERIES TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                                      and

                          STRATEGIC EQUITY PORTFOLIO
                                  a series of
                          THE TRAVELERS SERIES TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                       BY AND IN EXCHANGE FOR SHARES OF

                            FI LARGE CAP PORTFOLIO
                                  a series of
                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

                          PROSPECTUS/PROXY STATEMENT

                              DATED MARCH 9, 2006

   This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreements and Plans of Reorganization which will be submitted to shareholders of Large Cap Portfolio ("Large Cap") and Strategic Equity Portfolio ("Strategic Equity"), both series of The Travelers Series Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                    GENERAL

   Subject to the approval of Large Cap's and Strategic Equity's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Large Cap and Strategic Equity, each a series of the Trust, into FI Large Cap Portfolio ("Met Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Met Portfolio is a new series organized specifically to receive all the assets and carry on the business of Large Cap, into which, effectively, Strategic

Equity will be merged. Large Cap, Strategic Equity and Met Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

   The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Large Cap's shares and at the Meeting will vote the shares of Large Cap held in their separate accounts.

   The Travelers Insurance Company and The Travelers Life and Annuity Company are the record owners of Strategic Equity's shares and at the Meeting will vote the shares of Strategic Equity held in their separate accounts.

   As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Large Cap or Strategic Equity that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Large Cap or Strategic Equity, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Large Cap or Strategic Equity. For simplicity, in this Prospectus/Proxy
Statement:

   . "Record Holder" of Large Cap or Strategic Equity refers to each Insurance Company which holds Large Cap's or Strategic Equity's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

   . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

   .   "shareholder" or "Contract Owner" refers to you.

   In the reorganizations, all of the assets of Large Cap and Strategic Equity will be acquired by Met Portfolio in exchange for Class A shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Large Cap and Strategic Equity (each a "Reorganization" and collectively the "Reorganizations"). If the Reorganizations are approved, Class A shares of Met Portfolio will be distributed to each Record Holder in liquidation of Large Cap and Strategic Equity, and Large Cap and Strategic Equity will be terminated as series of the Trust. You will then hold that number of full and fractional shares of Met Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of Large Cap or Strategic Equity.

   Large Cap and Strategic Equity are each separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Met Portfolio is a new separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. Because Met Portfolio is newly organized, it has conducted no operations to date. The investment objectives of Large Cap and Strategic Equity are, respectively, identical to or similar to that of Met Portfolio, as follows:

              Portfolio                        Investment Objective
              ---------                        --------------------
Large Cap and Met Portfolio            Long-term growth of capital.

Strategic Equity                       Capital appreciation.

   The investment strategies for Large Cap and Met Portfolio are identical. The investment strategies for Strategic Equity are similar to those of Met Portfolio, but there is a difference. While Strategic Equity may invest in any market capitalization range, Met Portfolio normally invests in securities of companies with large market capitalizations similar to the market capitalization of companies in the Standard & Poor's 500 Index ("S&P 500") or the Russell 1000 Index.

   This Prospectus/Proxy Statement explains concisely the information about Met Portfolio that you should know before voting on a Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Large Cap:             How to Obtain this Information:
----------------------------             -------------------------------
Prospectus of the Trust relating to      Copies are available upon request and
Large Cap, dated May 2, 2005, as         without charge if you:
supplemented June 13 and July 1, 2005
                                           .   Write to the Trust at the
Statement of Additional Information of         address listed on the cover
the Trust relating to Large Cap, dated         page of this Prospectus/Proxy
May 2, 2005, as supplemented on                Statement; or
December 6, 2005
                                           .   Call (800) 842-9368 toll-free.
Annual Report of the Trust relating to
Large Cap for the fiscal year ended
December 31, 2005

Information about Strategic Equity:      How to Obtain this Information:
-----------------------------------      -------------------------------
Prospectus of the Trust relating to      Copies are available upon request and
Strategic Equity, dated May 21, 2005,    without charge if you:
as supplemented July 1, 2005
                                           .   Write to the Trust at the
Statement of Additional Information of         address listed on the cover
the Trust relating to Strategic Equity,        page of this Prospectus/Proxy
dated May 21, 2005, as supplemented on         Statement; or
December 6, 2005
                                           .   Call (800) 842-9368 toll-free.
Annual Report of the Trust relating to
Strategic Equity for the fiscal year
ended October 31, 2005

Information about the Reorganizations:   How to Obtain this Information:
--------------------------------------   -------------------------------
Statement of Additional Information      A copy is available upon request and
dated March 9, 2006, which relates to    without charge if you:
this Prospectus/Proxy Statement and the
Reorganizations                            .   Write to the Fund at the
                                               address listed on the cover
                                               page of this Prospectus/Proxy
                                               Statement; or

                                           .   Call (800) 638-7732 toll-free.

   You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

   Information relating to Large Cap and Strategic Equity contained in the Prospectuses of the Trust dated May 2, 2005 as supplemented June 13 and July 1, 2005 (SEC File No. 811-06465) and May 21, 2005 as supplemented July 1, 2005 (SEC File No. 033-43628), respectively, is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated March 9, 2006 relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of the Trust relating to Large Cap for the fiscal year ended December 31, 2005 and Strategic Equity for the fiscal year ended October 31, 2005, and pro forma financial statements of the Fund relating to Met Portfolio for the twelve month period ended December 31, 2005, is incorporated by reference in its entirety in this document. Met Portfolio is newly formed and will not commence operations until consummation of the Reorganizations.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

   AN INVESTMENT IN MET PORTFOLIO THROUGH A CONTRACT:

   .   is not a deposit of, or guaranteed by, any bank

   . is not insured by the FDIC, the Federal Reserve Board or any other government agency

   .   is not endorsed by any bank or government agency

   . involves investment risk, including possible loss of the purchase payment of your original investment

                               TABLE OF CONTENTS

                                                                           Page
                                                                          -----
SUMMARY..................................................................     7
   Why are the Reorganizations being proposed?...........................     7
   What are the key features of the Reorganizations?.....................     7
   After the Reorganizations, what shares of Met Portfolio will I own?...     8
   How will the Reorganizations affect me?...............................     8
   Will I be able to purchase and redeem shares, change my investment
     options, annuitize and receive distributions the same way?..........     9
   How do the Trustees recommend that I vote?............................     9
   How do the Portfolios' investment objectives, principal investment
     strategies and risks compare?.......................................     9
   How do the Portfolios' fees and expenses compare?.....................    11
   How do the Portfolios' performance records compare?...................    13
   Who will be the investment adviser of my Portfolio after the
     Reorganizations? What will the management and advisory fees be
     after the Reorganizations?..........................................    15
   What will be the primary federal tax consequences of the
     Reorganizations?....................................................    17
RISKS....................................................................    17
   Are the risk factors for the Portfolios similar?......................    17
   What are the primary risks of investing in each Portfolio?............    17
   Are there any other risks of investing in each Portfolio?.............    20
INFORMATION ABOUT THE REORGANIZATIONS....................................    20
   Reasons for the Reorganizations.......................................    20
   Agreements and Plans of Reorganization................................    22
   Federal Income Tax Consequences.......................................    24
   Pro Forma Capitalization..............................................    25
   Distribution of Shares................................................    26
   Purchase and Redemption Procedures....................................    27
   Exchange Privileges...................................................    27
   Dividend Policy.......................................................    27
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..........................    28
   Form of Organization..................................................    28
   Capitalization........................................................    28
   Shareholder Liability.................................................    29
   Shareholder Meetings and Voting Rights................................    29
   Liquidation...........................................................    30
   Liability and Indemnification of Trustees/Directors...................    30
VOTING INFORMATION CONCERNING THE MEETING................................    31
   Shareholder Information...............................................    33
   Control Persons and Principal Holders of Securities...................    34
FINANCIAL STATEMENTS AND EXPERTS.........................................    35
LEGAL MATTERS............................................................    35
ADDITIONAL INFORMATION...................................................    35
OTHER BUSINESS...........................................................    44
EXHIBIT A-1 Form of Agreement and Plan of Reorganization (Large Cap)..... A-1-1
EXHIBIT A-2 Form of Agreement and Plan of Reorganization (Strategic
  Equity)................................................................ A-2-1

                                    SUMMARY

         THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
             OF THE REORGANIZATIONS. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
         REORGANIZATIONS, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                          STATEMENT AND THE EXHIBITS.

   This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the forms of the Agreement and Plan of Reorganization (each a "Plan" and together the "Plans"), which are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2.

WHY ARE THE REORGANIZATIONS BEING PROPOSED?

   The Reorganizations are part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Met Portfolio will follow the investment objective and investment strategies of Large Cap, which has outperformed Strategic Equity on a one- and five-year basis, through December 31, 2005. In addition, the total fund expenses of Met Portfolio, assuming the Reorganizations are consummated, will be less than those of Large Cap and Strategic Equity. Therefore, the Trustees believe that the Reorganizations are in the best interests of each of Large Cap's and Strategic Equity's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATIONS?

   The Plans set forth the key features of the Reorganizations. For a complete description of each Reorganization, see Exhibits A-1 and A-2. The Plans generally provide for the following:

   . the transfer in-kind of all of the assets of Large Cap and Strategic Equity to Met Portfolio in exchange for Class A shares of Met Portfolio;

   . the assumption by Met Portfolio of all of the liabilities of Large Cap and Strategic Equity;

   . the liquidation of Large Cap and Strategic Equity by distribution of Class A shares of Met Portfolio to Large Cap's and Strategic Equity's Record Holders; and

   . the structuring of the Reorganizations as tax-free reorganizations for federal income tax purposes; and

   . the fact that each Reorganization is contingent on the consummation of the other Reorganization.

   The Reorganizations are expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATIONS, WHAT SHARES OF MET PORTFOLIO WILL I OWN?

   If you own shares of Large Cap or Strategic Equity, you will own Class A shares of Met Portfolio.

   The new shares you receive will have the same total value as your shares of Large Cap or Strategic Equity, as of the close of business on the day immediately prior to the Reorganizations.

HOW WILL THE REORGANIZATIONS AFFECT ME?

   It is anticipated that the Reorganizations will benefit you as follows, although no assurance can be given that the Reorganizations will result in any such benefits:

   . POTENTIAL COST SAVINGS: After the Reorganizations, Large Cap's and Strategic Equity's shareholders may benefit from lower fund operating expenses. Large Cap's and Strategic Equity's total operating expenses at current asset levels are 0.86% and 0.85%, respectively. It is anticipated that Met Portfolio's total operating expenses will be 0.82% based upon its anticipated level of assets immediately following the Reorganizations.

   . OPERATING EFFICIENCIES: After the Reorganizations, operating efficiencies may be achieved by Met Portfolio because it will have a greater level of combined assets than Large Cap or Strategic Equity. As of December 31, 2005, Large Cap's and Strategic Equity's total net assets were approximately $267 million and $449 million, respectively, which will be combined to give Met Portfolio total net assets of approximately $716 million after the Reorganizations.


   The Reorganizations will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganizations. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Met Portfolio after the Reorganizations. After the Reorganizations your Contract values will depend on the performance of Met Portfolio rather than that of Large Cap or Strategic Equity. Large Cap and Strategic Equity will bear the expenses incurred in connection with the Reorganization of Strategic Equity into Met Portfolio, including any costs of the Meeting, this proxy solicitation or any adjourned session, pro rata in accordance with their relative net assets, and MetLife or one of its affiliates will bear the expenses incurred in connection with the Reorganization of Large Cap into Met Portfolio.


   Like Large Cap and Strategic Equity, Met Portfolio will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Met Portfolio.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

   The Reorganizations will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After each Reorganization, you will be able under your current Contract to purchase additional Class A shares of Met Portfolio. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees of the Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganizations would be in the best interest of the shareholders of Large Cap and Strategic Equity, and that their interests will not be diluted as a result of the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of the shareholders of Large Cap and Strategic Equity.

    THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATIONS.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved each Plan on behalf of Met Portfolio.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

   The investment objective and investment strategies of Large Cap and Met Portfolio are identical, and the investment objective and investment strategies of Strategic Equity are similar to those of Met Portfolio. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

   The following tables summarize the investment objectives and principal investment strategies of Large Cap and Met Portfolio, and Strategic Equity as set forth in their respective Prospectus and Statement of Additional Information.

                 LARGE CAP AND MET PORTFOLIO

Investment       Long-term growth of capital.
Objective

Principal       Subadviser normally invests at least 80% of the
Investment      Portfolio's assets in the securities of companies with
Strategies      large market capitalizations similar to the market
                capitalization of companies in the S&P 500 or the Russell 1000 Index.

                Normally invests the Portfolio's assets primarily in common stocks.

                May invest in securities of foreign issuers in addition to securities of domestic issuers.

                At any given time, the subadviser may tend to buy
                "growth" stocks or "value" stocks, or a combination of both types.

                In buying and selling securities for the Portfolio, the subadviser relies on fundamental and quantitative analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, valuation, and management.

                STRATEGIC EQUITY

Investment      Capital Appreciation.
Objective

Principal       Subadviser normally invests at least 80% of the
Investment      Portfolio's assets in equity securities.
Strategies
                Normally invests the Portfolio's assets primarily in common stocks.

                May invest in securities of foreign issuers in addition to securities of domestic issuers.

                At any given time, the subadviser may tend to buy
                "growth" stocks or "value" stocks, or a combination of both types.

                In buying and selling securities for the Portfolio, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   Because the Portfolios have similar investment objectives and policies, they are subject to similar risks. The principal risks of investing in Large Cap and Met Portfolio, and Strategic Equity, include:

..   MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

..   MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

..   INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

..   FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

   Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

   For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

   The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information relating to Large Cap and Strategic Equity, and the "Additional Information" section below with respect to Met Portfolio and the Statement of Additional Information relating to this Prospectus/Proxy Statement.


   Because Large Cap, Strategic Equity and Met Portfolio have identical or similar investment objectives and investment strategies, it is not expected that the securities held by Large Cap or Strategic Equity will be sold in significant amounts in order to comply with the investment policies and practices of Met Portfolio in connection with the Reorganizations. If such sales occur with respect to securities held by Large Cap, MetLife or one of its affiliates will bear any transaction costs. If any such sales occur with respect to securities held by Strategic Equity, the transaction costs will be borne by Met Portfolio. Such costs are ultimately borne by the Portfolio's shareholders.


HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

   Large Cap and Strategic Equity each offer one class of shares. Upon commencement of operations, Met Portfolio will offer three classes of shares (Class A, Class B and Class E). Only Met Portfolio's Class A shares are involved in the Reorganizations. You will not pay any initial or deferred sales charges in connection with the Reorganizations.

   The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "Met Portfolio

Class A (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganizations take place.

   The fees and expenses for the shares of Large Cap and Strategic Equity set forth in the following tables and in the examples are based on the expenses for Large Cap and Strategic Equity for the fiscal year ended December 31, 2005 and October 31, 2005, respectively. Met Portfolio is newly organized and has not commenced operations to date. The fees and expenses for Class A shares of Met Portfolio (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Met Portfolio would have been for the twelve month period ended December 31, 2005, had the Reorganizations taken place as of January 1, 2005.

   The shares of the Portfolios are not charged any initial or deferred sales charges, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

   Annual Portfolio Operating Expenses (expenses that are deducted
   _______________________________________________________________
   from Portfolio assets)
   ______________________


                                       Large Cap Strategic Equity Met Portfolio
                                       --------- ---------------- -------------
                                                                  Class A (Pro
                                                                  Forma)
                                                                  -------------
Management Fees                          0.75%         0.80%          0.77%
Distribution and 12b-1 Fees              None          None           None
Other Expenses                           0.11%         0.05%          0.05%*
Total Annual Portfolio Operating
  Expenses                               0.86%         0.85%          0.82%


*   Other Expenses are estimated for the current fiscal year.

   The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Large Cap and Strategic Equity versus Met Portfolio (Pro Forma), assuming the Reorganizations take place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

   THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

   EXAMPLES OF PORTFOLIO EXPENSES

                                        LARGE CAP
                                         ---------
                 One Year       Three Years       Five Years       Ten Years
                 --------       -----------       ----------       ---------
                   $88              $274             $477            $1,061

                                     STRATEGIC EQUITY
                                     ----------------
                 One Year       Three Years       Five Years       Ten Years
                 --------       -----------       ----------       ---------
                   $87              $271             $471            $1,049

                                MET PORTFOLIO (PRO FORMA)
                                -------------------------
                 One Year       Three Years       Five Years       Ten Years
                 --------       -----------       ----------       ---------
   Class A         $84              $262             $455            $1,014

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

   The following charts show how Large Cap and Strategic Equity have performed in the past. Met Portfolio is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

   PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

   Met Portfolio has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganizations, Met Portfolio, as the successor to Large Cap and Strategic Equity, will assume and publish the investment performance record of Large Cap.

   Year-by-Year Total Return (%)
   _____________________________

   The charts below show the percentage gain or loss for the shares of Large Cap in each full calendar year since the inception of the Portfolio on August 30, 1996, and for the shares of Strategic Equity for the last ten calendar years. The returns of Strategic Equity prior to September 2003, reflect the performance of the previous subadviser to the Portfolio.

   These charts should give you a general idea of the risks of investing in Large Cap and Strategic Equity by showing how each Portfolio's return has varied from year-to-year. These charts include the effects of each Portfolio expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                   LARGE CAP

    23.41%  35.65%  29.24%  -14.48% -17.33% -22.79% 24.67%  6.52%   8.69%




    97      98      99      00      01      02      03      04      05

                       High Quarter: 4th - 1998 + 23.56%
                        Low Quarter: 3rd - 2001 -18.34%

                               STRATEGIC EQUITY

29.14%  29.02%  29.05%  32.25%  -18.22% -13.35% -33.57% 32.54%  10.23%  2.04%




96      97      98      99      00      01      02      03      04      05

                       High Quarter: 4th - 1998 + 31.22%
                        Low Quarter: 3rd - 2001 -21.34%

   The next set of tables lists the average annual total return of the shares of Large Cap for the past one and five years and since inception, and the average annual total return of the shares of Strategic Equity for the past one, five and ten years (through December 31, 2005). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

   Average Annual Total Return (for the period ended 12/31/2005)
   ______________________________________________________________


                                            1 Year  5 Years     From
                                            Ended    Ended   Inception*  Inception
                                           12/31/05 12/31/05 to 12/31/05   Date
                                           -------- -------- ----------- ---------
LARGE CAP                                    8.69%    1.74%     7.30%    8/30/1996
_________
S&P 500 Index                                4.91%    0.54%     8.91%



*  Calculated as of September 1, 1996.

                                          1 Year  5 Years  10 Years
                                          Ended    Ended    Ended
                                         12/31/05 12/31/05 12/31/05
                                         -------- -------- --------
STRATEGIC EQUITY                           2.04%    2.98%    7.17%
________________
S&P 500 Index                              4.91%    0.54%    9.07%


   The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

   For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

   Important information about Large Cap is also contained in management's discussion of Large Cap's performance which appears in the most recent Annual Report of the Trust relating to Large Cap.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATIONS? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATIONS?

   Management of the Portfolios
   ____________________________

   The overall management of Large Cap and Strategic Equity is the responsibility of, and is supervised by, the Board of Trustees of the Trust. The overall management of Met Portfolio is the responsibility of, and is supervised by, the Board of Directors of the Fund.

   Board Members.
   _______________

   Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganizations, one of the Board members of the Trust will serve as an Independent Board member of the Fund.

   Adviser
   _______

   MetLife Advisers, LLC (the "Adviser") is the investment adviser for Met Portfolio. The Adviser has contracted with the Subadviser (as defined below) to make the day-to-day investment decisions for Met Portfolio. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

   Facts about the Adviser:

     .   The Adviser is an affiliate of MetLife.

     . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $29 billion as of December 31, 2005.

     .   The Adviser is located at 501 Boylston Street, Boston, Massachusetts
         02116.

   Subadviser
   __________

   Fidelity Management & Research Company (the "Subadviser") is the subadviser to each Portfolio. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for each Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

   Facts about the Subadviser:

     . The Subadviser is a subsidiary of FMR Corp., which was organized in 1972.

     . As of December 31, 2005, the Subadviser and its affiliates, Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., managed over $1 trillion in assets.

     .   The Subadviser is located at 82 Devonshire Street, Boston, MA
         02109-3614.

   Bahaa Fam is the portfolio manager of Large Cap Portfolio, and will be the portfolio manager of Met Portfolio. Mr. Fam is the group head of Institutional Growth Group and vice-president of the Subadviser. He joined Fidelity in 1994.

   Management Fees
   _______________

   Met Portfolio will pay the Adviser a monthly investment advisory fee at the annual rate of 0.80% of the Portfolio's average daily net assets up to $250 million, 0.75% of such assets over $250 million up to $750 million, and 0.70% of such assets over $750 million.

   The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

   Subadvisory Fees
   ________________

   Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to Met Portfolio at the annual rate of 0.45% for the first $250 million of the Portfolio's average daily net assets, 0.40% for the next $500 million, and 0.35% for amounts over $750 million. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATIONS?

   Prior to or at the completion of the Reorganizations, Large Cap, Strategic Equity and Met Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that each Reorganization has been structured so that no gain or loss will be recognized by Large Cap, Strategic Equity or their Record Holders for federal income tax purposes as a result of receiving shares of Met Portfolio in connection with the Reorganizations. The holding period and aggregate tax basis of the shares of Met Portfolio that are received by the Record Holders of Large Cap or Strategic Equity will be the same as the holding period and aggregate tax basis of the shares of Large Cap or Strategic Equity previously held by such Record Holders, provided that such shares of Large Cap or Strategic Equity are held as capital assets. In addition, the holding periods and tax bases of the assets of Large Cap and Strategic Equity in the hands of Met Portfolio as a result of the Reorganizations will be the same as in the hands of Large Cap and Strategic Equity immediately prior to the Reorganizations, and no gain or loss will be recognized by Met Portfolio upon the receipt of the assets of Large Cap and Strategic Equity in exchange for shares of Met Portfolio and the assumption by Met Portfolio of Large Cap's and Strategic Equity's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of either Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

   Yes. The risk factors are substantially similar due to the similar investment objectives and investment strategies of Large Cap and Strategic Equity, and Met Portfolio.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

   An investment in each Portfolio is subject to certain risks. There is no assurance that the investment performance of any Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

                             Each of the Portfolios is subject to MARKET RISK.

LARGE CAP AND MET PORTFOLIO  Normally invests the Portfolio's assets primarily in common stocks.
STRATEGIC EQUITY             Normally invests the Portfolio's assets
                             primarily in common stocks.

   A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

                                 Each of the Portfolios is subject to FOREIGN
                                 INVESTMENT RISK.
LARGE CAP AND MET PORTFOLIO      May invest in securities of foreign issuers
                                 in addition to securities of domestic
                                 issuers.
STRATEGIC EQUITY                 May invest in securities of foreign issuers
                                 in addition to securities of domestic
                                 issuers.

   Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

   . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

   . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

   . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

   .   Foreign markets may be less liquid and more volatile than U.S. markets.

   . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

   . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

                                 Each of the Portfolios is subject to MARKET
                                 CAPITALIZATION RISK.
LARGE CAP AND MET PORTFOLIO      Normally invests at least 80% of the
                                 Portfolio's assets in the securities of
                                 companies with large market capitalizations.
STRATEGIC EQUITY                 NORMALLY INVESTS AT LEAST 80% OF THE
                                 PORTFOLIO'S ASSETS IN EQUITY SECURITIES.

   Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

                                 Each of the Portfolios is subject to
                                 INVESTMENT STYLE RISK.
LARGE CAP AND MET PORTFOLIO      Subadviser may tend to buy "growth" stocks
                                 or "value" stocks, or a combination of both
                                 types.
STRATEGIC EQUITY                 Subadviser may tend to buy "growth" stocks
                                 or "value" stocks, or a combination of both types.

   Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

   The Portfolios may also invest in various debt securities or derivatives and hedging instruments, which have their own risks.

   CREDIT RISK: the value of debt securities is directly affected by the credit quality of the issuer, and an issuer may not always make the interest, dividend or principal payments on a fixed income security. Since the Portfolios may invest in debt securities, the value of the investment may be adversely affected when an issuer fails to make timely payment on an obligation.

   INTEREST RATE RISK: the value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. Interest rate risk will affect the price of long-term securities more because changes in interest rates are increasingly difficult to predict over long periods of time.

   DERIVATIVES AND HEDGING RISK: The Portfolios may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.

   ACTIVE TRADING RISK: The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading also increases brokerage and transaction costs, which could detract from a Portfolio's performance.

INFORMATION ABOUT THE REORGANIZATIONS

REASONS FOR THE REORGANIZATIONS

   The Reorganizations are part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

   At a regular meeting held on January 25, 2006, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganizations; they determined that the Reorganizations were in the best interests of shareholders of Large Cap and Strategic Equity, and that the interests of existing shareholders of Large Cap and Strategic Equity will not be diluted as a result of the transactions contemplated by the Reorganizations.

   Before approving the Plans, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganizations. The Trustees noted that Met Portfolio will have the same investment objective and strategies of Large Cap, which has outperformed Strategic Equity on a one- and five-year basis, through December 31, 2005. In addition, on a pro forma basis after the Reorganizations, total operating expenses of Met Portfolio are anticipated to be less than those of Large Cap or Strategic Equity.

   The Trustees considered the relative sizes and operating efficiencies of Large Cap and Strategic Equity joining into a larger combined entity, as well as their investment styles. As of December 31, 2005, the Portfolios' combined assets were approximately $716 million, which could lead to operating efficiencies for the Portfolios' shareholders and economies of scale by meeting the management fee breakpoint levels.

   In addition, the Trustees considered, among other things:

   .   the terms and conditions of the Reorganizations;

   . the fact that the Reorganizations would not result in the dilution of shareholders' interests;

   . the effect of the Reorganizations on the Contract Owners and the value of their Contracts;

   . the fact that Large Cap, Strategic Equity and Met Portfolio have identical or similar investment objectives and investment strategies, and that Met Portfolio will be advised by Large Cap's portfolio management team;


   . the fact that the expenses of the Reorganization of Large Cap into Met Portfolio will be borne by MetLife; and the fact that the expenses of the Reorganization of Strategic Equity into Met Portfolio will be borne by Large Cap and Strategic Equity pro rata in accordance with their relative net assets, because the assets of these Portfolios will comprise the assets of Met Portfolio after the Reorganizations;


   . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

   . the fact that Met Portfolio will assume all of the liabilities of Large Cap and Strategic Equity;

   . the fact that the Reorganizations are expected to be tax free transactions for federal income tax purposes; and

   . alternatives available to shareholders of Large Cap and Strategic Equity, including the ability to redeem their shares.

   During their consideration of the Reorganizations, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

   After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganizations would be in the best interests of Large Cap and Strategic Equity and their shareholders. Consequently, they approved the Plans and directed that the respective Plans be submitted to shareholders of Large Cap and Strategic Equity for approval.

   The Directors of the Fund, including the Independent Directors, have also approved the Plans on behalf of Met Portfolio.

AGREEMENTS AND PLANS OF REORGANIZATION

   The following summary is qualified in its entirety by reference to the Plans (the forms of which are attached as Exhibits A-1 and A-2 to this Prospectus/Proxy Statement).

   The Plans provide that all of the assets of Large Cap and Strategic Equity will be acquired by Met Portfolio in exchange for Class A shares of Met Portfolio and the assumption by Met Portfolio of all of the liabilities of Large Cap and Strategic Equity on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large Cap and Strategic Equity will endeavor to discharge all of their known liabilities and obligations. Large Cap and Strategic Equity will each prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

   At or prior to the Closing Date, Strategic Equity will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

   The number of full and fractional Class A shares of Met Portfolio to be received by the Record Holders of Large Cap or Strategic Equity will be determined by multiplying the number of outstanding shares of Large Cap or Strategic Equity by a factor which shall be computed by dividing the net asset value per share of the shares of Large Cap or Strategic Equity by the net asset value per share of the Class A shares of Met Portfolio. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

   State Street Bank and Trust Company, the custodian for all Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the "Additional Information" section below relating to Met Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

   As soon after the Closing Date as conveniently practicable, Large Cap and Strategic Equity will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Met Portfolio received by Large Cap and Strategic Equity. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Large Cap's and Strategic Equity's Record Holders on Met Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Met Portfolio due to Large Cap's and Strategic Equity's Record Holders. All issued and outstanding shares of Large Cap and Strategic Equity will be canceled. The shares of Met Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, Large Cap and Strategic Equity will be terminated as series of the Trust.

   The consummation of each Reorganization is subject to the conditions set forth in the respective Plan, including approval, as applicable, by Large Cap's and Strategic Equity's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. In addition, each Reorganization is conditioned on the other Reorganization being approved by the shareholders and consummated. Notwithstanding approval of Large Cap's or Strategic Equity's shareholders, a Plan may be terminated (a) by the mutual agreement of Large Cap or Strategic Equity and Met Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


   If the Reorganizations are consummated, Large Cap and Strategic Equity will bear the expenses incurred in connection with the Reorganization of Strategic Equity into FI Large Cap pro rata in accordance with their relative net assets, and MetLife will bear the expenses incurred in connection with the Reorganization of Large Cap into FI Large Cap. If the Reorganizations are not consummated, no portion of the expenses will be borne directly or indirectly by Large Cap, Strategic Equity or their shareholders. MetLife or one of its affiliates will pay such expenses.


   If Large Cap's or Strategic Equity's shareholders do not approve the respective Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

   For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of Large Cap and Strategic Equity. Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of a Reorganization. As a condition to the closing of a Reorganization, Met Portfolio and Large Cap or Strategic Equity, as applicable, will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Large Cap or Strategic Equity solely in exchange for shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Large Cap or Strategic Equity followed by the distribution of Met Portfolio's shares to the Record Holders of Large Cap or Strategic Equity in dissolution and liquidation of Large Cap or Strategic Equity, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Met Portfolio and Large Cap or Strategic Equity will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Met Portfolio upon the receipt of the assets of Large Cap or Strategic Equity solely in exchange for the shares of Met Portfolio and the assumption by Met Portfolio of the liabilities of Large Cap or Strategic Equity;

     (3) No gain or loss will be recognized by Large Cap or Strategic Equity on the transfer of its assets to Met Portfolio in exchange for Met Portfolio's shares and the assumption by Met Portfolio of the liabilities of Large Cap or Strategic Equity or upon the distribution (whether actual or constructive) of Met Portfolio's shares to Large Cap's or Strategic Equity's Record Holders in exchange for their shares of Large Cap or Strategic Equity;

     (4) No gain or loss will be recognized by Large Cap's or Strategic Equity's Record Holders upon the exchange of their shares of Large Cap or Strategic Equity for shares of Met Portfolio in liquidation of Large Cap or Strategic Equity;

     (5) The aggregate tax basis of the shares of Met Portfolio received by each Record Holder of Large Cap or Strategic Equity pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Large Cap or Strategic Equity held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Met Portfolio received by each Record Holder of Large Cap or Strategic Equity will include the period during which the shares of Large Cap or Strategic Equity exchanged therefor were held by such Record Holder (provided that the shares of Large Cap or Strategic Equity were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of Large Cap or Strategic Equity acquired by Met Portfolio will be the same as the tax basis of such assets to Large Cap or Strategic Equity immediately prior to the Reorganization, and the holding period of such assets in the hands of Met Portfolio will include the period during which the assets were held by Large Cap or Strategic Equity; and

     (7) Met Portfolio will succeed to and take into account capital loss carryovers, if any, of Large Cap or Strategic Equity described in
         Section 381(c) of the Code. Met Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of Large Cap or Strategic Equity would recognize a taxable gain or loss equal to the difference between its tax basis in its Portfolio shares and the fair market value of the shares of Met Portfolio it received.

   Met Portfolio's utilization after the Reorganizations of any pre-Reorganization losses realized by Large Cap or Strategic Equity to offset gains realized by Met Portfolio could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

   The following table sets forth the capitalization of Large Cap and Strategic Equity, and the capitalization of Met Portfolio on a pro forma basis as of December 31, 2005, giving effect to the proposed acquisition of assets at net asset value. As a newly created series of the Fund, Met Portfolio, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of one Class A share of Met Portfolio for each share of Large Cap, and an exchange ratio of approximately 1.174 Class A shares of Met Portfolio for each share of Strategic Equity.

               CAPITALIZATION OF LARGE CAP, STRATEGIC EQUITY AND
                           MET PORTFOLIO (PRO FORMA)


                                                                     MET PORTFOLIO
                                                                       PRO FORMA
                                         STRATEGIC                      (AFTER
                            LARGE CAP     EQUITY      ADJUSTMENTS   REORGANIZATION)
                           ------------ ------------ -----------    ---------------
Net Assets

Class A/Undesignated Class $265,859,742 $448,034,123  (131,306) (a)  $713,762,559

Class B                              --           --

Class E                              --           --

Total Net Assets           $265,859,742 $448,034,123                 $713,762,559

Net Asset Value Per Share

Class A/Undesignated Class $      15.15 $      17.79                 $      15.15

Class B                              --           --

Class E                              --           --

Shares Outstanding

Class A/ Undesignated Class         17,554,212 25,189,608 4,383,601(b) 47,127,421

Class B                                     --         --

Class E                                     --         --

Total Shares Outstanding            17,554,212 25,189,608 4,383,601    47,127,421


(a) Reflects merger related expenses of $131,306

(b) Reflects change in shares outstanding due to the issuance of Class A shares of Met Portfolio in exchange for shares of Strategic Equity and Large Cap based upon the net asset value of Large Cap's shares at December 31, 2005.

   The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganizations; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganizations.

DISTRIBUTION OF SHARES

   All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Fund are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Fund may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

   MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including Met Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of Met Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

   Met Portfolio is currently authorized to issue three classes of shares:
Class A, Class B and Class E. Large Cap and Strategic Equity each currently offer only one undesignated class of shares. Each Class of Met Portfolio has a distribution agreement and bears its own distribution expenses, if any.

   In the proposed Reorganizations, shareholders of Large Cap and Strategic Equity will receive Class A shares of Met Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Met Portfolio.

   In connection with the Reorganizations, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Met Portfolio serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the "Additional Information" section below relating to Met Portfolio.

PURCHASE AND REDEMPTION PROCEDURES

   The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Large Cap and Strategic Equity. No fee is charged by Large Cap or Strategic Equity for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Large Cap and Strategic Equity buy or sell shares at net asset value per share of each Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

   MetLife and its affiliates place orders for the purchase or redemption of shares of Met Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for each Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

   The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

   Large Cap and Strategic Equity declare and distribute dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. Met Portfolio annually pays as dividends substantially all of its net investment income (including any short-term gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

   Large Cap and Strategic Equity have qualified, and Met Portfolio expects to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

   The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

   As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of Met Portfolio and other mutual funds of various asset classes; the series of the Trust consist of Large Cap and Strategic Equity and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION

   The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with $0.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by
4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

   Shares of Large Cap and Strategic Equity are each offered in one class and represent an equal proportionate interest in the Portfolio. Shares of Met Portfolio will be offered in three classes (Class A, Class B and Class E). Shares of the classes of Met Portfolio will represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio.

Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

   Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and require notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

   Under Maryland law, shareholders of Met Portfolio have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

   Neither the Fund on behalf of Met Portfolio nor the Trust on behalf of Large Cap or Strategic Equity is required to hold annual meetings of shareholders. However, in the case of the Trust and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or the Fund, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Trust and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

   The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

   Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

   In the event of liquidation of the Fund, the shareholders of each of the Fund's portfolios that has been established and designated, including of Met Portfolio, shall be entitled to receive, as a group, the excess of the assets belonging to that portfolio over the liabilities belonging to that portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

   Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

   Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING


   This Prospectus/Proxy Statement is being sent to shareholders of Large Cap and Strategic Equity in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Large Cap and Strategic Equity on or about March 15, 2006.


   The Board of Trustees of the Trust has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of Large Cap and Strategic Equity entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Large Cap and Strategic Equity, and are the Record Holders of the Portfolios at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Large Cap and Strategic Equity. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Large Cap or Strategic Equity for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

   The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Large Cap or Strategic Equity held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share of Large Cap and Strategic Equity is entitled to one vote and any fractional share is entitled to a fractional vote.

   Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of a Plan and a Reorganization contemplated thereby.

   If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

   If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

   . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR that proposed Reorganization and FOR any other matters deemed appropriate.

   Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate (this is referred to as "echo voting"). Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

   Approval of a Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Large Cap or Strategic Equity entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Large Cap and Strategic Equity were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.


   Voting instructions solicitations will be made primarily by mail, but beginning on or about March 22, 2006, voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of Large Cap or Strategic Equity (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred by Strategic Equity in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Large Cap and Strategic Equity, pro rata, in accordance with their relative net assets (estimated at $32,930 and $55,376, respectively), while the costs of solicitation and expenses incurred by Large Cap will be borne by MetLife.

   If shareholders of Large Cap or Strategic Equity do not vote to approve both Reorganizations, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

   A shareholder of Large Cap or Strategic Equity who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

   The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

   The votes of the shareholders of Met Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

SHAREHOLDER INFORMATION

   The Record Holders of Large Cap and Strategic Equity at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Large Cap or Strategic Equity owned as of the Record Date. As of the Record Date, the total number of shares of Large Cap and Strategic Equity outstanding and entitled to vote was:


                                                  Number of Shares
                                                  ----------------
              LARGE CAP                              17,067,346

              STRATEGIC EQUITY                       24,756,860

   As of January 31, 2006, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of Large Cap, Strategic Equity and Met Portfolio, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   On January 31, 2006, to the knowledge of the Trustees and management of the Trust, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, First MetLife Investors Variable Annuity Account One, MetLife Investors USA Separate Account A, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, The Travelers Variable Life Insurance Separate Account Three, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Large Cap. To the knowledge of the Trustees and management of the Trust, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, The Travelers Variable Life Insurance Separate Account Three, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two,

TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned 100% of the shares of Strategic Equity.


   Each Insurance Company has advised the Trust and the Fund that as of January 31, 2006, there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Large Cap, Strategic Equity or Met Portfolio, respectively, except as follows:



-------------------------------------------------------------------------------------------------------
LARGE CAP
-------------------------------------------------------------------------------------------------------
                                                                                 % OF CLASS A SHARES OF
                                                      % OF SHARES OF PORTFOLIO      PORTFOLIO AFTER
         NAME AND ADDRESS             NO. OF SHARES    BEFORE REORGANIZATION         REORGANIZATION
-------------------------------------------------------------------------------------------------------
First American Trust, FSB               1,387,464               8.13%                     4.03%
4380 La Jolla Village Drive STE 200
San Diego, CA 92122


   As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Met Portfolio (issued for organizational purposes) were owned by a separate account of MetLife. Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, was presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                       FINANCIAL STATEMENTS AND EXPERTS

   The Annual Report of the Trust relating to Strategic Equity, for the fiscal year ended as of October 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


   The Annual Report of the Trust relating to Large Cap, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of Met Portfolio will be passed upon by Ropes & Gray LLP.

                            ADDITIONAL INFORMATION

   The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

   The following additional information supplements information about the Met Portfolio contained elsewhere in the Prospectus/Proxy Statement.

PRINCIPAL INVESTMENT STRATEGIES

   Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests at least 80% of the Portfolio's assets in securities of companies with large market capitalizations. FMR normally invests the Portfolio's assets primarily in common stocks. Although a universal definition of large market capitalization companies does not exist, for purposes of the Portfolio, FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization may be based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

   INVESTMENT SELECTION

   FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

   EQUITY SECURITIES

   In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

   MARKET CAPITALIZATION RISK. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

   FOREIGN SECURITIES

   In addition to the risks associated with securities generally, foreign securities present additional risks.

   REGULATION AND ACCESS TO INFORMATION. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

   REGIONAL AND NATIONAL RISK. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

   CURRENCY RISK. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

   EMERGING MARKETS. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

   DERIVATIVES

   The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

   These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

   EXCHANGE TRADED FUNDS. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

   FIXED-INCOME SECURITIES

   Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

   HIGH YIELD DEBT

   High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

INVESTMENT ADVISORY SERVICES

   MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. The Portfolio pays MetLife Advisers an investment advisory fee as set forth in this Prospectus/Proxy. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolio and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

ADVISER/SUBADVISER RELATIONSHIP

   MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

   The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

   The Portfolio may have a name and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadviser. The Portfolio is not a publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolio, different fees and different sizes.

TEMPORARY DEFENSIVE POSITIONS

   The Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, the Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which the Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that the Portfolio will employ a defensive strategy or as to how long it may do so. Although a defensive strategy may help insulate the Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent the Portfolio from achieving its investment objective.

PORTFOLIO TURNOVER

   The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

PURCHASE AND REDEMPTION OF SHARES

   Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

MARKET TIMING

   The Fund's Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund's knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

   The Fund requires that the Insurance Company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio's cashflows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

   If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or the Portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

   LIMITATIONS ON THE FUND'S ABILITY TO DETECT AND DETER MARKET TIMING

   The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund's difficulty in detecting and deterring such market timing activities.

   RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

   While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

   Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. The Portfolio may be adversely affected by price arbitrage.

   A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolio expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

SHARE VALUATION AND PRICING

   NET ASSET VALUE

   The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. Because the Portfolio may hold securities that are traded on foreign exchanges (that trade on weekends or other days when the Portfolios does not price its shares), the value of the Portfolio's securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for the Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

   SECURITIES VALUATION

   The investment of any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio's foreign equity securities using fair value prices based on third party vendor modeling tools.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

   The Portfolio expects to annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio will also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. The Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

   Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending
October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

TAXES

   The Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, the Portfolio's investment in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

   The Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

   In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of failure.

   Under Treasury regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the Portfolio's shares. Please see the SAI for more information. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

   Since the shareholders of the Portfolio will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

   For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

   The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

OTHER BUSINESS

   The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

  THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLANS AND ANY UNMARKED
     VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLANS.

March 9, 2006

                                                                    Appendix A-1

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 31, 2006 by and between (i) The Travelers Series Trust (the "Acquired Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated October 11, 1991, as amended and restated and in effect on the date hereof, on behalf of the Large Cap Portfolio (the "Acquired Fund"), a series of the Acquired Trust, and (ii) Metropolitan Series Fund, Inc. (the "Acquiring Company"), a Maryland corporation formed on November 23, 1982, on behalf of the FI Large Cap Portfolio (the "Acquiring Fund"), a series of the Acquiring Company.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

     (a) The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

     (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund.

     (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional Class A shares of the Acquiring Fund equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 (with the shares of the Acquiring Fund to be issued and

                                      A-1-1
delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of the Acquiring Shares which shall be determined by dividing the number of shares of the Acquired Fund held by such Acquired Fund Shareholder by the total number of shares of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4. With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the

                                      A-1-2

Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1. For the purpose of paragraph 1, the value of the shares of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company, and shall be certified by an authorized officer of the Acquired Trust.

3. CLOSING AND CLOSING DATE.

3.1. The Closing Date shall be on May 1, 2006 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for FI Large Cap Portfolio, a series of the Metropolitan Series Fund, Inc."

3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders

                                      A-1-3
and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

     (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

     (c) The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (d) The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in

                                      A-1-4
connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (f) The Annual Report of the Acquired Fund for the year ended December 31, 2005, including the statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as of December 31, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

     (g) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

     (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

     (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is it now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

     (j) The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, $.001 par value per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, of one

                                      A-1-5
class, having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

     (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

     (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

     (n) The information provided by the Acquired Fund for use in the Registration Statement referred to in paragraph 5.7 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

     (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

     (p) At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor

                                      A-1-6
as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2005, referred to in
Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

     (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund, as amended through the Closing Date;

     (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund; and

     (s) The Prospectus/Proxy Statement of the Acquired Fund referred to in
Section 5.3 hereof, as filed with the SEC under the 1934 Act, and relating to the meeting of the Acquired Fund's shareholders referred to in Section 5.2 hereof (together with the documents incorporated therein by reference, the "Prospectus/Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 5.2 hereof and on the Closing Date, the Prospectus/Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this paragraph shall apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement.

4.2. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;
                                      A-1-7

     (b) The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

     (c) The prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") when filed with the SEC will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

     (d) The Acquiring Fund has no operations or assets other than in connection with its organization and the transactions contemplated by this Agreement;

     (e) The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (g) The Acquiring Fund was established by the Board of Directors of the Acquiring Company in order to effect the transaction described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the end of its first taxable year, the Acquiring Fund intends to elect to be a "regulated investment company" and until such time intends to take all steps to ensure that it qualifies for taxation as a "regulated investment company" and that the assets of the Acquiring Fund will be sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund is adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

     (h) The authorized capital of the Acquiring Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which ____ shares are authorized for the Acquiring Fund. The outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and

                                      A-1-8
outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (j) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

     (k) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

     (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

                                      A-1-9

5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare, file with the SEC and distribute to its shareholders entitled to vote at such meeting a Prospectus/Proxy Statement for such meeting in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.5. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all action, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7. The Acquiring Company will prepare and file a registration statement under the 1933 Act to register the Acquiring Shares and under the 1940 Act (the "Registration Statement") in compliance with the applicable requirements of the 1933 Act and the 1940 Act.

5.8. The Acquiring Company agrees to maintain the existing D&O insurance coverage for the Trustees of the Acquired Trust for a period of three (3) years following the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund

                                     A-1-10
existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3. The Acquired Trust shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Acquiring Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquired Trust, to the following effect:

     (a) The Acquiring Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Prospectus/Proxy Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-Laws of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 and the Registration Statement referred to in paragraph 5.7 comply with applicable federal securities laws and assuming the due authorization execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, (i) except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights of indemnity thereunder may be limited by federal or state securities laws; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) to such counsel's knowledge, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Company is registered with the SEC as an investment company under the 1940 Act; and (i) to such counsel's knowledge, there is

                                     A-1-11
no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2. The Acquiring Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Company, to the following effect:

     (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Acquired Fund Prospectus and the Prospectus/Proxy Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Acquired Trust;
(b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-Laws, or

                                     A-1-12
any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge, there is no legal or governmental proceedings relating to the Acquired Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in such Prospectus/Proxy Statement referred to in paragraph 5.3 which are not described as required; (g) the Acquired Trust is registered with the SEC as an investment company under the 1940 Act; (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of its properties or assets that would impair the Acquired Trust's ability to perform its obligations under this Agreement, and, to such counsel's knowledge neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3. The Acquired Fund shall have furnished tax returns to the Acquiring Fund, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2005.

7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

                                     A-1-13

8.1. The reorganization of the Strategic Equity Portfolio, a series of the Acquired Trust, into Acquiring Fund, shall have been consummated;

8.2. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.3. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.5. The Registration Statement referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6. The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:


     (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

     (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

     (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

                                     A-1-14

     (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

     (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.7. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1. Except as otherwise provided in this paragraph 9, Metropolitan Life Insurance Company, by countersigning this Agreement, agrees that it or one of its affiliates will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund.

9.2. In the event the transactions contemplated by this Agreement are not consummated, then Metropolitan Life Insurance Company agrees that it, or one of its affiliates, shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

                                     A-1-15

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1. The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 4.2(g), 5.8, 7.3, 9, 10, 13 and
14.

11. TERMINATION.

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

     (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

     (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

     (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

     (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn:

                                     A-1-16

Secretary; or (ii) The Travelers Series Trust, One Cityplace, Hartford, CT 06103, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquired Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6. The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first above written.

                                     THE TRAVELERS SERIES TRUST,
                                     on behalf of its Large Cap Portfolio

                                     By:
                                        ------------------------------------

                                     Name: Elizabeth M. Forget
                                     Title:  President

                                     A-1-17

                                     METROPOLITAN SERIES FUND, INC.
                                     on behalf of its FI Large Cap Portfolio

                                     By:
                                        ------------------------------------

                                     Name:  John F. Guthrie, Jr.

                                     Title: Senior Vice President

                                     A-1-18

                                     Agreed and accepted as to paragraph 9 only:

                                     METROPOLITAN LIFE INSURANCE COMPANY

                                     By:
                                        ------------------------------------

                                     Name: John F. Guthrie, Jr.

                                     Title: Vice President

                                     A-1-19

                                                                    Appendix A-2

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 31, 2006 by and between (i) The Travelers Series Trust (the "Acquired Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated October 11, 1991, as amended and restated and in effect on the date hereof, on behalf of the Strategic Equity Portfolio (the "Acquired Fund"), a series of the Acquired Trust, and (ii) Metropolitan Series Fund, Inc. (the "Acquiring Company"), a Maryland corporation formed on November 23, 1982, on behalf of the FI Large Cap Portfolio (the "Acquiring Fund"), a series of the Acquiring Company.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

     (a) The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

     (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund.

     (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional Class A shares of the Acquiring Fund equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 (with the shares of the Acquiring Fund to be issued and

                                      A-2-1
delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of the Acquiring Shares which shall be determined by dividing the number of shares of the Acquired Fund held by such Acquired Fund Shareholder by the total number of shares of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4. With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the

                                      A-2-2

Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1. For the purpose of paragraph 1, the value of the shares of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company, and shall be certified by an authorized officer of the Acquired Trust.

3. CLOSING AND CLOSING DATE.

3.1. The Closing Date shall be on May 1, 2006 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for FI Large Cap Portfolio, a series of the Metropolitan Series Fund, Inc."

3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders

                                      A-2-3
and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

     (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

     (c) The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (d) The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in

                                      A-2-4
connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (f) The Annual Report of the Acquired Fund for the year ended October 31, 2005, including the statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as of October 31, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since October 31, 2005;

     (g) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

     (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

     (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is it now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

     (j) The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, $.001 par value per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, of one

                                      A-2-5
class, having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

     (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

     (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

     (n) The information provided by the Acquired Fund for use in the Registration Statement referred to in paragraph 5.7 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

     (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

     (p) At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor

                                      A-2-6
as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2005, referred to in
Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

     (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund, as amended through the Closing Date;

     (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund; and

     (s) The Prospectus/Proxy Statement of the Acquired Fund referred to in
Section 5.3 hereof, as filed with the SEC under the 1934 Act, and relating to the meeting of the Acquired Fund's shareholders referred to in Section 5.2 hereof (together with the documents incorporated therein by reference, the " Prospectus/Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 5.2 hereof and on the Closing Date, the Prospectus/Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this paragraph shall apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement.

4.2. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

                                      A-2-7

     (b) The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

     (c) The prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") when filed with the SEC will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

     (d) The Acquiring Fund has no operations or assets other than in connection with its organization and the transactions contemplated by this Agreement;

     (e) The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (g) The Acquiring Fund was established by the Board of Directors of the Acquiring Company in order to effect the transaction described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the end of its first taxable year, the Acquiring Fund intends to elect to be a "regulated investment company" and until such time intends to take all steps to ensure that it qualifies for taxation as a "regulated investment company" and that the assets of the Acquiring Fund will be sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund is adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

     (h) The authorized capital of the Acquiring Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which ____ shares are authorized for the Acquiring Fund. The outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and

                                      A-2-8
outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (j) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

     (k) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

     (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

                                      A-2-9

5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare, file with the SEC and distribute to its shareholders entitled to vote at such meeting a Prospectus/Proxy Statement for such meeting in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.5. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all action, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7. The Acquiring Company will prepare and file a registration statement under the 1933 Act to register the Acquiring Shares and under the 1940 Act (the "Registration Statement") in compliance with the applicable requirements of the 1933 Act and the 1940 Act.

5.8. The Acquiring Company agrees to maintain the existing D&O insurance coverage for the Trustees of the Acquired Trust for a period of three (3) years following the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund

                                     A-2-10
existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3. The Acquired Trust shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Acquiring Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquired Trust, to the following effect:

     (a) The Acquiring Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Prospectus/Proxy Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-Laws of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 and the Registration Statement referred to in paragraph 5.7 comply with applicable federal securities laws and assuming the due authorization execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, (i) except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights of indemnity thereunder may be limited by federal or state securities laws; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) to such counsel's knowledge, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Company is registered with the SEC as an investment company under the 1940 Act; and (i) to such counsel's knowledge, there is

                                     A-2-11
no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2. The Acquiring Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Company, to the following effect:

     (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Acquired Fund Prospectus and the Prospectus/Proxy Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Acquired Trust;
(b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-Laws, or

                                     A-2-12
any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge, there is no legal or governmental proceedings relating to the Acquired Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in such Prospectus/Proxy Statement referred to in paragraph 5.3 which are not described as required; (g) the Acquired Trust is registered with the SEC as an investment company under the 1940 Act; (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of its properties or assets that would impair the Acquired Trust's ability to perform its obligations under this Agreement, and, to such counsel's knowledge neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3. The Acquired Fund shall have furnished tax returns to the Acquiring Fund, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended October 31, 2005.

7.4. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's (i) excess investment income excludable from gross income under section 103 of the Code over deductions disallowed under Sections 265 and 171 of the Code, (ii) investment company taxable income for its taxable years ending on or after October 31, 2005 and on or prior to the Closing Date (in each case computed without regard to any deduction for dividends paid), and (iii) all of its net capital gains realized in each of its taxable years ending on or after October 31, 2005 and on or prior to the Closing Date.

7.5. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.6. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with

                                     A-2-13
generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

8.1. The reorganization of the Large Cap Portfolio, a series of the Acquired Trust, into Acquiring Fund, shall have been consummated;

8.2. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.3. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.5. The Registration Statement referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6. The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:


     (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

                                     A-2-14

     (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

     (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

     (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

     (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.7. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1. Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquired Fund and the Large Cap Portfolio, a series of the Acquired Trust, in proportion to their relative net assets. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;

                                     A-2-15

(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

9.2. In the event the transactions contemplated by this Agreement are not consummated, then Metropolitan Life Insurance Company agrees that it, or one of its affiliates, shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1. The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 4.2(g), 5.8, 7.3, 9, 10, 13 and
14.

11. TERMINATION.

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

     (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

     (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

     (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

                                     A-2-16

     (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) The Travelers Series Trust, One Cityplace, Hartford, CT 06103, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquired Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring

                                     A-2-17

Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6. The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first above written.

                                     THE TRAVELERS SERIES TRUST,
                                     on behalf of its Strategic Equity Portfolio

                                     By:
                                        ----------------------------------------

                                     Name:  Elizabeth M. Forget
                                     Title:  President


                                     METROPOLITAN SERIES FUND, INC.
                                     on behalf of its FI Large Cap Portfolio

                                     By:
                                        ----------------------------------------

                                     Name:  John F. Guthrie, Jr.

                                     Title:  Senior Vice President

                                     A-2-18

                                     A-2-19

                       STATEMENT OF ADDITIONAL INFORMATION

                               LARGE CAP PORTFOLIO
                                   a series of
                           The Travelers Series Trust
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                                       and

                           STRATEGIC EQUITY PORTFOLIO
                                   a series of
                           The Travelers Series Trust
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                             FI LARGE CAP PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

     This Statement of Additional Information, dated March 9, 2006, relating specifically to the proposed transfer of the assets and liabilities of Large Cap Portfolio ("Large Cap"), a series of The Travelers Series Trust (the "Trust"), and Strategic Equity Portfolio ("Strategic Equity"), also a series of the Trust, to FI Large Cap Portfolio ("Met Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class A shares of common stock, $.01 par value per share, of Met Portfolio (to be issued to holders of shares of Large Cap and Strategic Equity), consists of the information set forth below pertaining to Large Cap, Strategic Equity and Met Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) Statement of Additional Information of the Trust relating to Large Cap and Strategic Equity dated May 2, 2005, as supplemented on December 6, 2005;

     (2) Annual Report of the Trust relating to Large Cap for the year ended December 31, 2005 (to be filed by amendment);

     (3) Annual Report of the Trust relating to Strategic Equity for the year ended October 31, 2005; and

     (4)  Pro Forma Financial Statements dated as of December 31, 2005.


     Additional information about Met Portfolio is set forth below.


     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Large Cap, Strategic Equity and Met Portfolio dated March 9, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
GENERAL...................................................................   1

INVESTMENT Policies.......................................................   1

INVESTMENT RESTRICTIONS...................................................   2

INVESTMENT PRACTICES......................................................   3

DISCLOSURE OF PORTFOLIO HOLDINGS..........................................  23

RESOLVING MATERIAL CONFLICTS..............................................  24

DETERMINATION OF NET ASSET VALUES.........................................  24

EXPENSES..................................................................  26

DIRECTORS AND OFFICERS....................................................  26

ADVISORY ARRANGEMENTS.....................................................  33

PORTFOLIO MANAGERS........................................................  36

DISTRIBUTION AGREEMENTS...................................................  40

OTHER SERVICES............................................................  41

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  41

CODE OF ETHICS............................................................  43

DESCRIPTION OF THE FUND...................................................  43

TAXES.....................................................................  44

TRANSFER AGENT............................................................  47

APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS...............................  48

APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS...................  52

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES........................  55

                                    GENERAL

       This SAI pertains to two of the thirty-nine portfolios of the Fund.

       Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus/Proxy Statements.

                              INVESTMENT POLICIES

       The investment objectives and principal investment strategies of the Portfolios are set forth in the Prospectus/Proxy Statements There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus/Proxy Statements.

       Except as otherwise indicated, each Portfolio's investment objective(s) and policies set forth in the Prospectus/Proxy Statements and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

       The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus/Proxy Statements and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

FI LARGE CAP PORTFOLIO

       As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

WESTERN ASSET MANAGEMENT HIGH YIELD BOND PORTFOLIO

       The Portfolio will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolio does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

       The Portfolio's investments in commercial paper are limited to those rated A-1 by S&P or PRIME-1 by Moody's.

       The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes.

       The Portfolio will not make investments that will result in more than 5% of total assets being invested in the securities of newly-formed companies and equity securities that are not readily marketable.

                            INVESTMENT RESTRICTIONS

       The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the
             _______
outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any
             ___
investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus/Proxy Statements or this SAI state that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
___________________________________

       Neither of the Portfolios will:

    1. Borrow money, except to the extent permitted by applicable law, regulation or order;

    2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

    3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

    4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

    5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

    6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and
       (ii) securities of a registered investment company) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

    7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

Non-Fundamental Investment Restrictions
_______________________________________

Neither of the Portfolios will:

    1. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

    2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

    3. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

    4. *Invest more than 15% of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

    5. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

--------
* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

Insurance Law Restrictions
__________________________

       The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
_________________________________________________

       Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                             INVESTMENT PRACTICES

       The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

       A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Policies" or "Investment Restrictions" or in the Prospectus/Proxy Statements. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions."

       The following investment practices apply to both Portfolios.

Equity Securities - The Portfolios may invest in equity securities. Equity
_________________
securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios may invest in convertible securities,
______________________
including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios may invest in fixed-income securities.
_______________________
Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

       Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

       Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

       Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

       The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and
(c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

       There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

   Percent change in bond price = - (Duration x Absolute change in yield).

       For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and
________________________
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

       The following constitutes a description of the money market instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

       U.S. GOVERNMENT SECURITIES - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

       CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

       BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

       EURODOLLAR OBLIGATIONS - are obligations of foreign branches of U.S.
banks.

       COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios may invest in some or all of the
__________________________
following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

       U.S. TREASURY BILLS - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

       U.S. TREASURY NOTES AND BONDS - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

       "GINNIE MAES" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

       "FANNIE MAES" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

       "FREDDIE MACS" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

       U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios may invest in the following types
___________________________
of mortgage-related securities:

       PRIVATELY ISSUED MORTGAGE SECURITIES - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

       ADJUSTABLE RATE MORTGAGE SECURITIES - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

       COLLATERALIZED MORTGAGE OBLIGATIONS - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios may invest in stripped mortgage
____________________________
securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

       Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

       As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

       In addition to the stripped mortgage securities described above, the Portfolios may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

       Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios may invest in asset-backed securities.
_______________________
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

       TYPES OF CREDIT SUPPORT - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

       The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

       Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios may invest in zero coupon securities.
______________________
Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

       Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

       Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios may
_____________________________________________________
invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios may invest in foreign securities. Unless
__________________
otherwise indicated in the Prospectus/Proxy Statements or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

       Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

       A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

       In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

       Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios may
______________________________________________________
invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

       If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

       A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios may invest in Brady Bonds, which are debt
___________
securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

       Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

       In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

       Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign
__________________________________
securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

       Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

       To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs that are quoted in U.S. dollars a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios may invest in Yankee bonds, which are bonds
____________
denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
_______________________________________________________________________________
- The Portfolios may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

       Subject to the investment policies described above in "Investment Policies" and "Investment Restrictions" and in the Prospectus/Proxy Statements, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios may invest in the securities of issuers in
________________
emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus/Proxy Statements and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

       Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

       Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

       In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

       Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios may invest in
_____________________________________
obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% of its net assets in
___________________
"illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios may purchase Rule 144A securities. These
____________________
are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios may invest in REITs,
_______________________________________
which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

       Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios may invest in other investment
_____________________________
companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

       Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios may invest in Exchange Traded Funds
_____________________
("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

       The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios may enter into repurchase agreements by
_____________________
which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

       The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto,
(b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios may enter into
______________________________________________
reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

       Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

       A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

       The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Futures (and options thereon) - The Portfolios may
____________________________________________________
purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

       FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

       When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

       OPTIONS ON FUTURES - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

       The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below.

Purchasing and Selling Options - The Portfolios may purchase and sell options,
______________________________
including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

       WRITING COVERED OPTIONS - The Portfolios may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

       A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

       If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

       Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

       A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

       Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

       OVER-THE-COUNTER OPTIONS - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

       RISKS RELATED TO FUTURES AND OPTIONS - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

       The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

       There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

       Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

       Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

       An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

       The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

       FUTURE DEVELOPMENTS - This discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options - The Portfolios may make investments in
______________________________
Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios may invest in fixed and
___________________________________
floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

       The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios may enter into interest
__________________________________
rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

       A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

       The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

       The Portfolios will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

       A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters - The Portfolios may invest in inverse floaters, which are
________________
derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios may invest in a broad category of instruments
________________
known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

       Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

       Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios may invest in capital securities, which are
__________________
securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios may invest in PIKs, which
___________________________________
are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios may invest in warrants, which are securities that
________
give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios may purchase securities with principal
__________________
and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

       The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios may invest in when-issued securities.
______________________
If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios may purchase securities on a forward
___________________
commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios may invest in hybrid instruments (a type of
__________________
potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

       Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

       Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

       Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

       Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

       Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio
_______________________________
securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

       A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

       The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

       Only MetLife Advisers, LLC's ("MetLife Advisers") or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that
(i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund's service providers (e.g., custodian, independent registered public accounting firm) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

       The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

       Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public.

       It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                         RESOLVING MATERIAL CONFLICTS

       Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.

       A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

       The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

       If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

       Expenses of each Portfolio are paid or accrued each day.

All Portfolios
______________

       Each Portfolio values its securities in the manner set forth below.

       Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

       Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

       If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

       The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

       Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

       Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

       Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

       The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

       Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

                                   EXPENSES

Expense Agreement
_________________

       Pursuant to an expense agreement relating to each class of the Portfolios, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). Pursuant to the expense agreement, no class of the Portfolios is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are as follows:

                                                   EXPENSE LIMIT AGREEMENT
                                                   ----------------------
     PORTFOLIO                                     Class A Class B Class E
     ---------                                     ------- ------- -------
     FI Large Cap.................................  0.95%   1.30%   1.10%
     Western Asset Management High Yield Bond.....  1.25%   1.50%   1.40%

                            DIRECTORS AND OFFICERS

       The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 39 portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

Interested Directors (1)
________________________

       Each Director below is an "interested person" (as defined by the 1940
Act) in that Mr. McHaffie is an employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund, and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT                                                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)         POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND          HELD SINCE      INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
Hugh C. McHaffie          Director, Chairman of        2003         Senior Vice President, MetLife               43
Metropolitan Life         the Board, President and                  (since 2000), MetLife Group, Inc.
Insurance Company         Chief Executive Officer                   (since 2003); Manager, Chair of
501 Boylston Street                                                 the Board of Managers, President
Boston, MA 02116                                                    and Chief Executive Officer,
Age: 47                                                             MetLife Advisers, since 2003;
                                                                    Chairman of the Board (since 2004)
                                                                    and Director (since 2003),
                                                                    Enterprise General Insurance
                                                                    Agency, Inc.; Director (since
                                                                    2002) and Executive Vice President
                                                                    (since 2003), First MetLife
                                                                    Investors Insurance Company,
                                                                    MetLife Investors Insurance
                                                                    Company, MetLife Investors
                                                                    Insurance Company of California,
                                                                    MetLife Investors; Director (since
                                                                    2004) and Senior Vice President
                                                                    (since 1999), NELICO; Director,
                                                                    Cova Corporation (since 2000),
                                                                    General American (since 2004),
                                                                    Omega Reinsurance Corporation
                                                                    (since 2003); Director (since
                                                                    2005), Travelers Asset Management
                                                                    International Company LLC,
                                                                    Travelers Investment Adviser,
                                                                    Inc.; Director and Chairman (since
                                                                    2005), CitiStreet Funds, Inc.;
                                                                    Director and President (since
                                                                    2005), MetLife Investment Funds
                                                                    Management LLC^; Senior Vice
                                                                    President (since 2005), The
                                                                    Travelers Insurance Company, The
                                                                    Travelers Life and Annuity
                                                                    Company, Citicorp Life Insurance
                                                                    Company, First Citicorp Life
                                                                    Insurance Company; formerly,
                                                                    Senior Vice President, New England
                                                                    Zenith Fund ("Zenith Fund")**.

Arthur G. Typermass       Director                     1998         Formerly, Senior Vice-President              39
43 Chestnut Street                                                  and Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
Age: 68

Non-Interested Directors /(1)/
____________________________

       Each Director below is not an "interested person" (as defined by the 1940 Act).

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT                                                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)         POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND          HELD SINCE      INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
Steve A. Garban+          Director                     1993         Formerly, Chief Financial Officer,           39
226 Harris Drive                                                    Senior Vice President Finance and
State College, PA 16801                                             Operations and Treasurer
Age: 68                                                             (Emeritus), The Pennsylvania State
                                                                    University.

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT           POSITION(S)                                             FUND COMPLEX
NAME, ADDRESS                   POSITION(S)            HELD     PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND             SINCE        INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
Linda B. Strumpf          Director                     2000         Vice President and Chief                     39
Ford Foundation                                                     Investment Officer, Ford
320 E. 43rd Street                                                  Foundation.
New York, NY 10017
Age: 58

Michael S. Scott Morton+  Director                     1993         Jay W. Forrester Professor of                39
Massachusetts Institute                                             Management (Emeritus) at Sloan
of                                                                  School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 68

H. Jesse Arnelle          Director                     2001         Counsel, Womble Carlyle Sandrie &            39
400 Urbano Drive                                                    Rice; Director, Textron Inc.
San Francisco, CA 94127                                             (global multi-industry company)*;
Age: 72                                                             formerly, Director, Gannet Co.
                                                                    Inc. (diversified news and
                                                                    information company)*; formerly,
                                                                    Director, Eastman Chemical Company
                                                                    (global chemical company)*;
                                                                    formerly, Director, Waste
                                                                    Management, Inc.*; Director,
                                                                    Armstrong Holdings Inc. (parent
                                                                    company of floor and ceiling
                                                                    products business)*; Director, FPL
                                                                    Group Inc. (public utility holding
                                                                    company)*; Director, URS
                                                                    Corporation (engineering design
                                                                    services firm)*.

Nancy Hawthorne           Director                     2003         Director and Chairman of the                 39
60 Hyslop Road                                                      Board, Avid Technologies (computer
Brookline, MA 02445                                                 software company)*; formerly,
Age: 55                                                             Board of Advisors, L. Knife &
                                                                    Sons, Inc. (beverage distributor);
                                                                    Chief Executive Officer,
                                                                    Clerestory LLC (corporate
                                                                    financial advisor); formerly,
                                                                    Trustee, Zenith Fund**; formerly,
                                                                    Chief Executive Officer and
                                                                    Managing Partner, Hawthorne,
                                                                    Krauss and Associates (corporate
                                                                    financial advisor); formerly,
                                                                    Chief Financial Officer and
                                                                    Executive Vice President,
                                                                    Continental Cablevision,
                                                                    subsequently renamed MediaOne
                                                                    (cable television company);
                                                                    formerly, Director, Life F/X,
                                                                    Inc.; formerly, Chairman of the
                                                                    Board, WorldClinic (distance
                                                                    medicine company); formerly,
                                                                    Director, Perini Corporation
                                                                    (construction)*; formerly,
                                                                    Director, CGU (property and
                                                                    casualty insurance company);
                                                                    formerly, Director, Beacon Power
                                                                    Corporation (energy)*.

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT                                                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)         POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND          HELD SINCE      INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
John T. Ludes             Director                     2003         President, LFP Properties                    39
57 Water Street                                                     (consulting firm); Formerly,
Marion, MA 02738                                                    Trustee, Zenith Fund**; formerly,
Age: 69                                                             Vice Chairman, President and Chief
                                                                    Operating Officer, Fortune
                                                                    Brands/American Brands (global
                                                                    conglomerate); formerly, President
                                                                    and CEO, Acushnet Company
                                                                    (athletic equipment).

Officers/(1)/
_____________


                                           CURRENT
                                         POSITION(S)            POSITION(S)
NAME AND ADDRESS           AGE            WITH FUND             HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS /(2)/
----------------           --- -------------------------------- ----------- -----------------------------------------------
Jeffrey P. Halperin        38  Interim Chief Compliance Officer    2005           Assistant Vice President, MetLife
Metropolitan Life                                                                 Group, Inc., since 2003; Assistant
Insurance Company                                                                 Vice President, MetLife, since
One MetLife Plaza                                                                 2002; Chief Compliance Officer,
27-01 Queens Plaza North                                                          MetLife Investment Funds
Long Island City, NY 11101                                                        Management LLC^, since 2005.

John F. Guthrie, Jr.       62  Senior Vice President               2002           Manager and Senior Vice
MetLife Advisers, LLC                                                             President, MetLife Advisers; Vice
501 Boylston Street                                                               President, MetLife; Vice
Boston, MA 02116                                                                  President, NELICO; Vice
                                                                                  President, Met Investors Advisory,
                                                                                  LLC, since 2005; Vice President,
                                                                                  CitiStreet Funds, Inc., since 2005;
                                                                                  Vice President, MetLife
                                                                                  Investment Funds Management
                                                                                  LLC^, since 2005; formerly,
                                                                                  Senior Vice President, Zenith
                                                                                  Fund**.

Alan C. Leland             53  Senior Vice                         2005           Treasurer and Chief Financial
MetLife Advisers, LLC          President                                          Officer, MetLife Advisers, LLC;
501 Boylston Street                                                               Treasurer, Met Investors Advisory,
Boston, MA 02116                                                                  LLC, since 2005; Vice President,
                                                                                  Met Investors Advisory, LLC,
                                                                                  since 2004; Vice President,
                                                                                  MetLife Group, Inc., since 2003;
                                                                                  Vice President, MetLife; Senior
                                                                                  Vice President, NELICO;
                                                                                  President, CitiStreet Funds, Inc.,
                                                                                  since 2005; Director and Vice
                                                                                  President, MetLife Investment
                                                                                  Funds Management LLC^, since
                                                                                  2005; Assistant Treasurer,
                                                                                  Travelers Asset Management
                                                                                  International Company LLC and
                                                                                  Travelers Investment Adviser,
                                                                                  Inc., since 2005.

                                    CURRENT
                                  POSITION(S)          POSITION(S)
NAME AND ADDRESS      AGE          WITH FUND           HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS /(2)/
----------------      --- ---------------------------- ----------- -----------------------------------------------
Peter Duffy           50  Vice President and Treasurer    2000           Senior Vice President, MetLife
MetLife Advisers, LLC                                                    Advisers, since December 1998;
501 Boylston Street                                                      Senior Vice President; NELICO;
Boston, MA 02116                                                         Vice President, MetLife; Vice
                                                                         President, Travelers Asset
                                                                         Management International
                                                                         Company LLC and Travelers
                                                                         Investment Adviser, Inc., since
                                                                         2005; Treasurer and Chief
                                                                         Financial Officer, Travelers Series
                                                                         Trust, since 2005; Treasurer, Chief
                                                                         Financial Officer and Chief
                                                                         Accounting Officer, CitiStreet
                                                                         Funds, Inc., since 2005; formerly,
                                                                         Vice President and Treasurer,
                                                                         Zenith Fund**.

Thomas M. Lenz        47  Vice President and Secretary    2002           General Counsel and Secretary,
MetLife Advisers, LLC                                                    MetLife Advisers, since 1998;
501 Boylston Street                                                      Assistant General Counsel,
Boston, MA 02116                                                         MetLife; Secretary and Chief
                                                                         Legal Officer, CitiStreet Funds,
                                                                         Inc., since 2005; formerly, Vice
                                                                         President and Secretary, Zenith
                                                                         Fund**.

--------
* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following the sale of all of its assets to the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the Securities and Exchange Commission ("SEC") on January 29, 2004
^ Effective May 1, 2006, CitiStreet Funds Management LLC is expected to change its name to MetLife Investment Funds Management LLC.
(+) Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").
(1) Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2) Previous positions during the past five years with the Fund, MetLife, the Manager, Zenith Fund, NELICO, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
(3) The Fund Complex includes the Fund (39 portfolios), Met Series Fund II (1 portfolio), variable annuity separate accounts of The Travelers Insurance Company (6 accounts), mutual funds sponsored by the Travelers Insurance Company (5 funds) and CitiStreet Funds, Inc. (4 portfolios).

Director Beneficial Ownership

       The following table states the dollar range of equity securities beneficially owned by each Director in the portfolios of the Fund.

                                                          DOLLAR RANGE OF EQUITY DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN            SECURITIES
DIRECTOR                      NAME OF PORTFOLIO             THE PORTFOLIO/(1)/      IN THE FUND/(1)/
--------            ------------------------------------- ---------------------- ----------------------
Arthur G. Typermass BlackRock Aggressive Growth Portfolio     Over $100,000          Over $100,000

                    FI International Stock Portfolio         $10,001-$50,000

                    MetLife Stock Index Portfolio             Over $100,000

--------
(1) Represents ownership, as of December 31, 2005, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
_______________________

       The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approval of fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

       The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Mr. Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

       The Governance Committee is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

       The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne.
Mr. Scott Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

       The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent

Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

       During 2005, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met three times. The Nominating Committee did not meet in 2005.

Directors Fees
______________

       The officers and Directors of the Fund who are officers or employees of MetLife Advisers, of any subadviser of the Fund or of MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in those or other capacities.

       Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $56,000, plus aggregate attendance fees of $6,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

       During the fiscal year ended December 31, 2005, the persons listed below who were then Directors of the Fund received the amounts set forth below.

                                                      TOTAL COMPENSATION
                                        AGGREGATE     FROM THE FUND AND
                                    COMPENSATION FROM FUND COMPLEX PAID
        NAME OF DIRECTOR                THE FUND       TO DIRECTORS (A)
        ----------------            ----------------- ------------------
        Linda B. Strumpf...........     $ 95,938           $ 99,000
        Steve A. Garban............     $ 98,361           $105,625
        H. Jesse Arnelle...........     $ 91,093           $ 94,000
        Michael S. Scott Morton....     $103,206           $110,625
        Arthur G. Typermass........     $ 81,402           $ 84,000
        Toby Rosenblatt (b)........     $ 17,928           $ 22,250
        Nancy Hawthorne............     $ 88,670           $ 91,500
        John T. Ludes..............     $ 93,515           $ 96,500
--------
(a) As of January 30, 2005, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2005.
(b) Resigned from the Fund's Board of Directors on February 10, 2005.

       The Fund provides no pension or retirement benefits to Directors.

       At February 28, 2006, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                             ADVISORY ARRANGEMENTS

       Advisory Structure. Pursuant to separate advisory agreements (the
       __________________
"advisory agreements"), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

       In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

       MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

       Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

       FMR, subadviser to FI LARGE CAP, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

       Western Asset Management Company ("Western Asset"), subadviser to WESTERN ASSET MANAGEMENT HIGH YIELD BOND, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

Marketing Support Payments
__________________________

       The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees
_____________

       The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                           Annual
                                         Percentage Average Daily Net
Portfolio                                   Rate    Asset Value Levels
---------                                ---------- ------------------
FI Large Cap............................    .80%    First $250 million
                                            .75%    Next $500 million
                                            .70%    Over $750 million

Western Asset Management High Yield Bond    .54%    First $50 million
                                            .43%    Over $50 million

Subadvisory Fees
________________

   MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                 Annual
                                         Percentage Rate Paid by
                                         Metlife Advisers To The Average Daily Net
Portfolio                                      Subadvisers       Asset Value Levels
---------                                ----------------------- ------------------
FI Large Cap............................           .45%          First $250 million
                                                   .40%          Next $500 million
                                                   .35%          Over $750 million

Western Asset Management High Yield Bond           .40%          All Assets

       In connection with FMR's service as subadviser to FI LARGE CAP, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

Advisory Agreements and Subadvisory Agreements
______________________________________________

       Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

       If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or
(ii) the applicable Portfolio's investment adviser or subadviser.

       Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

       Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

       For the Portfolios, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. The advisory agreement also provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

       Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for the Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

       Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

       It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

       It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
_____________________

       The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

       Information on how proxies relating to the Portfolios' voting securities were voted during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                              PORTFOLIO MANAGERS

       The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Prospectus/Proxy Statements. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus/Proxy Statements beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

FI Large Cap Portfolio
______________________

OTHER ACCOUNTS MANAGED

                                                                          Accounts with respect to which
                                                                          the advisory fee is based on the
                                    Other Accounts Managed                  performance of the account
                     ---------------------------------------------------  --------------------------------
                                                                                         Total Assets in
Name of Portfolio                           Number of     Total Assets in  Number of       Accounts in
Manager and                                Accounts in      Accounts in   Accounts in       Category
Portfolio Managed    Category of Account     Category        Category      Category       (in millions)
-----------------    -------------------- --------------  --------------- -----------    ---------------
Bahaa Fam            Registered                 4         $1,127,000,000       2          $364,000,000
                     investment companies
                     Other pooled               7         $1,280,000,000       0                   N/A
                     investment vehicles
                     Other accounts             6         $  788,000,000       0                   N/A

MATERIAL CONFLICTS OF INTEREST

The portfolio manager's compensation plan (described below) may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When the portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.

COMPENSATION

As of December 31, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for the portfolio manager is the Russell 1000 Growth Index.

The portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and
(ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

Western Asset Management High Yield Bond Portfolio
__________________________________________________

OTHER ACCOUNTS MANAGED

                                                                               Accounts with respect to which
                                                                               the advisory fee is based on the
                                         Other Accounts Managed                  performance of the account
                          ---------------------------------------------------- --------------------------------
                                                   Number of  Total Assets in   Number of     Total Assets in
                                                  Accounts in   Accounts in    Accounts in      Accounts in
Name of Portfolio Manager   Category of Account    Category    Category (1)     Category         Category
------------------------- ----------------------- ----------- ---------------- -----------    ---------------
S. Kenneth Leech,         Registered investment
                          companies                    36     $233,611,545,735      0                     N/A
                          Other pooled investment
                          vehicles                     19     $ 19,795,303,572      0                     N/A
                          Other accounts              740     $205,776,184,176     77         $20,675,562,028

Stephen A. Walsh,         Registered investment
                          companies                    36     $233,611,545,735      0                     N/A
                          Other pooled investment
                          vehicles                     19     $ 19,795,303,572      0                     N/A
                          Other accounts              740     $205,776,184,176     77         $20,675,562,028

Michael C.                Registered investment
Buchanan                  companies
                          Other pooled investment       3     $    743,675,226      0                     N/A
                          vehicles                      2     $  2,133,931,956      0                     N/A
                          Other accounts               10     $  1,405,273,133      0                     N/A

Timothy J. Settel         Registered investment
                          companies
                          Other pooled investment       0                  N/A      0                     N/A
                          vehicles                      0                  N/A      0                     N/A
                          Other accounts                0                  N/A      0                     N/A

Ian R. Edmonds            Registered investment
                          companies
                          Other pooled investment       0                  N/A      0                     N/A
                          vehicles                      0                  N/A      0                     N/A
                          Other accounts                1     $     46,053,233      0                     N/A

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all of the Fund's Western Asset portfolios, but they are not solely responsible for a particular portfolio. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

MATERIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

COMPENSATION

With respect to the compensation of the portfolio managers, Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

                            DISTRIBUTION AGREEMENTS

       MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

       In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

       Pursuant to the Class B, Class D, Class E and Class F Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B, Class D, Class E and Class F shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

       The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B, Class D, Class E and/or Class F shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B, Class D, Class E and Class F shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares, 0.10% for the Class D Shares, 0.15% for the Class E Shares and 0.20% for the Class F Shares.

       Each of the Distribution Plan and the Distribution and Services Plan (the "Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E and Class F shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E or Class F shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e) training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E or Class F shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

       The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B, Class D, Class E and Class F shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B, Class D, Class E shares and Class F shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E and Class F shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

       The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

       The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

                                OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
______________________
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually
_____________________________________________
approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

       Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio
___________________________________
transactions of WESTERN ASSET MANAGEMENT HIGH YIELD BOND in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the
____________________________________________
purchase and sale of portfolio securities, the subadviser of FI LARGE CAP selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolio's subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

       The following services may be considered by subadvisers when selecting brokers:

  . RECOMMENDATIONS AND ADVICE about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

  . SEMINARS, INFORMATION, ANALYSES, AND REPORTS concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

  . ACCESS to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

  . PRODUCTS AND OTHER SERVICES including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

  . STATISTICAL AND ANALYTICAL DATA relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

       Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

       The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

       The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
____________________

       A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

Portfolio Turnover
__________________

       A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                CODE OF ETHICS

       The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

       The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust.

       Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

       Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

       MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

       As of March 31, 2006, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2006, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights
_____________

       Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

       Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
____________________

       Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and
(c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                     TAXES

       Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

       The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

       For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

       Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

       As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

       If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of
Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

       A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

       A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

       Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the
Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

       The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS ruling in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to (S) 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

       In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

       Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

       Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                TRANSFER AGENT

       The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                  APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

                                      Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                       A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                      Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3) There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

NOTE 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

STANDARD & POOR'S RATINGS GROUP

                                      AAA

This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH, INC.

  LONG-TERM CREDIT RATINGS
  ________________________

       INVESTMENT GRADE
       ________________

                                      AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                       A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      BBB

Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

       SPECULATIVE GRADE
       _________________
                                      BB

Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       B

Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                  CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                  DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

       SHORT-TERM CREDIT RATINGS
       _________________________

       A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                      F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                       B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                       C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                       D

Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

"NR" indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

                                      A-1

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                      A-2

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

                                      P-1

The rating P-1 is the highest commercial paper rating assigned by Moody's.

                                      P-2

Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Among the factors considered by Moody's in assigning ratings are the following:

       (1) evaluation of the management of the issuer;

       (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

       (3) evaluation of the issuer's products in relation to competition and customer acceptance;

       (4) liquidity;

       (5) amount and quality of long-term debt;

       (6) trend of earnings over a period of ten years;

       (7) financial strength of a parent company and the relationships which exist with the issuer; and

       (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

              Appendix B -- Proxy Voting Policies and Procedures

                     Fidelity Fund Proxy Voting Guidelines

                                 February 2006

I.  General Principles

    A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

    B. Non-routine proposals will generally be voted in accordance with the guidelines.

    C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

    D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

    E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)

    A. Large capitalization company - a company included in the Russell 1000 stock index.

    B. Small capitalization company - a company not included in the Russell 1000 stock index.

    C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

    D. Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

    E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

    F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

    G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

    H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.Directors

    A. Incumbent Directors

       FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

       FMR will also generally withhold authority on the election of directors if:

       1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

          With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

          a.The poison pill includes a sunset provision of less than 5 years;

          b.The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

          c.Shareholder approval is required to reinstate the poison pill upon expiration.

          FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

       2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

       3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

       5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

    B. Indemnification

       FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

    C. Independent Chairperson

       FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

    D. Majority Director Elections

       FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV. Compensation

    A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

       FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

       1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

       2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus;
          (b) the plan's terms allow repricing of underwater options; or
          (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

          However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

          a.The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

          b.The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

       3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

       4. The granting of awards to non-employee directors is subject to management discretion.

       5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

       FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

       1. The shares are granted by a compensation committee composed entirely of independent directors; and

       2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

    B. Equity Exchanges and Repricing

       FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

       1. Whether the proposal excludes senior management and directors;

       2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

       3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

       4. The company's relative performance compared to other companies within the relevant industry or industries;

       5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

       6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

    C. Employee Stock Purchase Plans

       FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

    D. Employee Stock Ownership Plans (ESOPs)

       FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

    E. Executive Compensation

       FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.  Anti-Takeover Plans

   FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

    A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

    B. The anti-takeover plan includes the following:

       1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

       2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

       3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

       4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

       5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

    C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

    D. It is a fair price amendment that considers a two-year price history or less.

    FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation

    A. Increases in Common Stock

       FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

    B. New Classes of Shares

       FMR will generally vote against the introduction of new classes of stock with differential voting rights.

    C. Cumulative Voting Rights

       FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

    D. Acquisition or Business Combination Statutes

       FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

    E. Incorporation or Reincorporation in Another State or Country

       FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.Auditors

    A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

    B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.Other

    A. Voting Process

       FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

    B. Regulated Industries

       Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

WESTERN ASSET MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PRIOR TO AUGUST 1, 2003, PROXY RECIPIENTS OF EXISTING CLIENTS WILL BE REMINDED OF THE APPROPRIATE ROUTING TO CORPORATE ACTIONS FOR PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

     A.  PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

     B.  IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING
         AUTHORITY.

     C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

     D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II) TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

     E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

     F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

     A.  A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

     B.  COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

     C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

     D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

     E.  A PROXY LOG INCLUDING:

         1.  ISSUER NAME;

         2.  EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

         3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

         4.  A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

         5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

         6.  WHETHER A VOTE WAS CAST ON THE MATTER;

         7.  A RECORD OF HOW THE VOTE WAS CAST; AND

         8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

     1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

     2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

     3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

    I.  BOARD APPROVED PROPOSALS

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

    1.   MATTERS RELATING TO THE BOARD OF DIRECTORS

    WESTERN ASSET VOTES PROXIES FOR THE ELECTION OF THE COMPANY'S NOMINEES FOR DIRECTORS AND FOR BOARD-APPROVED PROPOSALS ON OTHER MATTERS RELATING TO THE BOARD OF DIRECTORS WITH THE FOLLOWING EXCEPTIONS:

         A. VOTES ARE WITHHELD FOR THE ENTIRE BOARD OF DIRECTORS IF THE BOARD DOES NOT HAVE A MAJORITY OF INDEPENDENT DIRECTORS OR THE BOARD DOES NOT HAVE NOMINATING, AUDIT AND COMPENSATION COMMITTEES COMPOSED SOLELY OF INDEPENDENT DIRECTORS.

         B. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO IS CONSIDERED AN INDEPENDENT DIRECTOR BY THE COMPANY AND WHO HAS RECEIVED COMPENSATION FROM THE COMPANY OTHER THAN FOR SERVICE AS A DIRECTOR.

         C. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO ATTENDS LESS THAN 75% OF BOARD AND COMMITTEE MEETINGS WITHOUT VALID REASONS FOR ABSENCES.

         D. VOTES ARE CAST ON A CASE-BY-CASE BASIS IN CONTESTED ELECTIONS OF DIRECTORS.

    2.   MATTERS RELATING TO EXECUTIVE COMPENSATION

    WESTERN ASSET GENERALLY FAVORS COMPENSATION PROGRAMS THAT RELATE EXECUTIVE COMPENSATION TO A COMPANY'S LONG-TERM PERFORMANCE. VOTES ARE CAST ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS RELATING TO EXECUTIVE COMPENSATION, EXCEPT AS FOLLOWS:

         A. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR STOCK OPTION PLANS THAT WILL RESULT IN A MINIMAL ANNUAL DILUTION.

         B. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS OR PROPOSALS THAT PERMIT REPLACING OR REPRICING OF UNDERWATER OPTIONS.

         C. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS THAT PERMIT ISSUANCE OF OPTIONS WITH AN EXERCISE PRICE BELOW THE STOCK'S CURRENT MARKET PRICE.

         D. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR EMPLOYEE STOCK PURCHASE PLANS THAT LIMIT THE DISCOUNT FOR SHARES PURCHASED UNDER THE PLAN TO NO MORE THAN 15% OF THEIR MARKET VALUE, HAVE AN OFFERING PERIOD OF 27 MONTHS OR LESS AND RESULT IN DILUTION OF 10% OR LESS.

    3.   MATTERS RELATING TO CAPITALIZATION

    THE MANAGEMENT OF A COMPANY'S CAPITAL STRUCTURE INVOLVES A NUMBER OF IMPORTANT ISSUES, INCLUDING CASH FLOWS, FINANCING NEEDS AND MARKET CONDITIONS THAT ARE UNIQUE TO THE CIRCUMSTANCES OF EACH COMPANY. AS A RESULT, WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS INVOLVING CHANGES TO A COMPANY'S CAPITALIZATION EXCEPT WHERE WESTERN ASSET IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

         A. WESTERN ASSET VOTES FOR PROPOSALS RELATING TO THE AUTHORIZATION OF ADDITIONAL COMMON STOCK.

         B. WESTERN ASSET VOTES FOR PROPOSALS TO EFFECT STOCK SPLITS (EXCLUDING REVERSE STOCK SPLITS).

         C. WESTERN ASSET VOTES FOR PROPOSALS AUTHORIZING SHARE REPURCHASE PROGRAMS.

    4. MATTERS RELATING TO ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER TRANSACTIONS

         WESTERN ASSET VOTES THESE ISSUES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED TRANSACTIONS.

    5.   MATTERS RELATING TO ANTI-TAKEOVER MEASURES

         WESTERN ASSET VOTES AGAINST BOARD-APPROVED PROPOSALS TO ADOPT ANTI-TAKEOVER MEASURES EXCEPT AS FOLLOWS:

         A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO RATIFY OR APPROVE SHAREHOLDER RIGHTS PLANS.

         B. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO ADOPT FAIR PRICE PROVISIONS.

    6.   OTHER BUSINESS MATTERS

    WESTERN ASSET VOTES FOR BOARD-APPROVED PROPOSALS APPROVING SUCH ROUTINE BUSINESS MATTERS SUCH AS CHANGING THE COMPANY'S NAME, RATIFYING THE APPOINTMENT OF AUDITORS AND PROCEDURAL MATTERS RELATING TO THE SHAREHOLDER MEETING.

         A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO AMEND A COMPANY'S CHARTER OR BYLAWS.

         B. WESTERN ASSET VOTES AGAINST AUTHORIZATION TO TRANSACT OTHER UNIDENTIFIED, SUBSTANTIVE BUSINESS AT THE MEETING.

     II. SHAREHOLDER PROPOSALS

SEC REGULATIONS PERMIT SHAREHOLDERS TO SUBMIT PROPOSALS FOR INCLUSION IN A COMPANY'S PROXY STATEMENT. THESE PROPOSALS GENERALLY SEEK TO CHANGE SOME ASPECT OF A COMPANY'S CORPORATE GOVERNANCE STRUCTURE OR TO CHANGE SOME ASPECT OF ITS BUSINESS OPERATIONS. WESTERN ASSET VOTES IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS ON ALL SHAREHOLDER PROPOSALS, EXCEPT AS
FOLLOWS:

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS TO REQUIRE SHAREHOLDER APPROVAL OF SHAREHOLDER RIGHTS PLANS.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT ARE CONSISTENT WITH WESTERN ASSET'S PROXY VOTING GUIDELINES FOR BOARD-APPROVED PROPOSALS.

     3. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON OTHER SHAREHOLDER PROPOSALS WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

   III.VOTING SHARES OF INVESTMENT COMPANIES

WESTERN ASSET MAY UTILIZE SHARES OF OPEN OR CLOSED-END INVESTMENT COMPANIES TO IMPLEMENT ITS INVESTMENT STRATEGIES. SHAREHOLDER VOTES FOR INVESTMENT COMPANIES THAT FALL WITHIN THE CATEGORIES LISTED IN PARTS I AND II ABOVE ARE VOTED IN ACCORDANCE WITH THOSE GUIDELINES.

       1. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO CHANGES IN THE INVESTMENT OBJECTIVES OF AN INVESTMENT COMPANY TAKING INTO ACCOUNT THE ORIGINAL INTENT OF THE FUND AND THE ROLE THE FUND PLAYS IN THE CLIENTS' PORTFOLIOS.

       2. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ALL PROPOSALS THAT WOULD RESULT IN INCREASES IN EXPENSES (E.G., PROPOSALS TO ADOPT 12B-1 PLANS, ALTER INVESTMENT ADVISORY ARRANGEMENTS OR APPROVE FUND MERGERS) TAKING INTO ACCOUNT COMPARABLE EXPENSES FOR SIMILAR FUNDS AND THE SERVICES TO BE PROVIDED.

    IV.VOTING SHARES OF FOREIGN ISSUERS

IN THE EVENT WESTERN ASSET IS REQUIRED TO VOTE ON SECURITIES HELD IN FOREIGN ISSUERS - I.E. ISSUERS THAT ARE INCORPORATED UNDER THE LAWS OF A FOREIGN JURISDICTION AND THAT ARE NOT LISTED ON A U.S. SECURITIES EXCHANGE OR THE NASDAQ STOCK MARKET, THE FOLLOWING GUIDELINES ARE USED, WHICH ARE PREMISED ON THE EXISTENCE OF A SOUND CORPORATE GOVERNANCE AND DISCLOSURE FRAMEWORK. THESE GUIDELINES, HOWEVER, MAY NOT BE APPROPRIATE UNDER SOME CIRCUMSTANCES FOR FOREIGN ISSUERS AND THEREFORE APPLY ONLY WHERE APPLICABLE.

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS CALLING FOR A MAJORITY OF THE DIRECTORS TO BE INDEPENDENT OF MANAGEMENT.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS SEEKING TO INCREASE THE INDEPENDENCE OF BOARD NOMINATING, AUDIT AND COMPENSATION COMMITTEES.

     3. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT IMPLEMENT CORPORATE GOVERNANCE STANDARDS SIMILAR TO THOSE ESTABLISHED UNDER U.S. FEDERAL LAW AND THE LISTING REQUIREMENTS OF U.S. STOCK EXCHANGES, AND THAT DO NOT OTHERWISE VIOLATE THE LAWS OF THE JURISDICTION UNDER WHICH THE COMPANY IS INCORPORATED.

     4.  WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO
         (1) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 20% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS DO NOT HAVE PREEMPTIVE RIGHTS, OR (2) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 100% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS HAVE PREEMPTIVE RIGHTS.

RETIREMENT ACCOUNTS

FOR ACCOUNTS SUBJECT TO ERISA, AS WELL AS OTHER RETIREMENT ACCOUNTS, WESTERN ASSET IS PRESUMED TO HAVE THE RESPONSIBILITY TO VOTE PROXIES FOR THE CLIENT. THE DEPARTMENT OF LABOR ("DOL") HAS ISSUED A BULLETIN THAT STATES THAT INVESTMENT MANAGERS HAVE THE RESPONSIBILITY TO VOTE PROXIES ON BEHALF OF RETIREMENT ACCOUNTS UNLESS THE AUTHORITY TO VOTE PROXIES HAS BEEN SPECIFICALLY RESERVED TO ANOTHER NAMED FIDUCIARY. FURTHERMORE, UNLESS WESTERN ASSET IS EXPRESSLY PRECLUDED FROM VOTING THE PROXIES, THE DOL HAS DETERMINED THAT THE RESPONSIBILITY REMAINS WITH THE INVESTMENT MANAGER.

IN ORDER TO COMPLY WITH THE DOL'S POSITION, WESTERN ASSET WILL BE PRESUMED TO HAVE THE OBLIGATION TO VOTE PROXIES FOR ITS RETIREMENT ACCOUNTS UNLESS WESTERN ASSET HAS OBTAINED A SPECIFIC WRITTEN INSTRUCTION INDICATING THAT: (A) THE RIGHT TO VOTE PROXIES HAS BEEN RESERVED TO A NAMED FIDUCIARY OF THE CLIENT, AND
(B) WESTERN ASSET IS PRECLUDED FROM VOTING PROXIES ON BEHALF OF THE CLIENT. IF WESTERN ASSET DOES NOT RECEIVE SUCH AN INSTRUCTION, WESTERN ASSET WILL BE RESPONSIBLE FOR VOTING PROXIES IN THE BEST INTERESTS OF THE RETIREMENT ACCOUNT CLIENT AND IN ACCORDANCE WITH ANY PROXY VOTING GUIDELINES PROVIDED BY THE CLIENT.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
                MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO
                  MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO
           MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
            MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                 MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

                                   May 2, 2005

                          (As revised December 6, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)
or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History..............................................................
Investment Objectives, Policies, Risks and Certain Restrictions...........
Investment Restrictions...................................................
Valuation and Pricing.....................................................
Distributions.............................................................
Trustees and Officers.....................................................
Code of Ethics............................................................
Declaration of Trust......................................................
Investment Advisory Services..............................................
Redemptions in Kind.......................................................
Brokerage.................................................................
Portfolio Turnover Rate...................................................
Fund Administration.......................................................
Shareholder Rights........................................................
Federal Tax Status of the Funds...........................................
Performance...............................................................
Disclosure of Portfolio Holdings..........................................
Financial Statements......................................................
Additional Information....................................................
Appendix A Ratings........................................................   A-1
Appendix B Proxy Voting Policies and Procedures...........................   B-1

                                  FUND HISTORY

The Travelers Series Trust ("Trust") is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. Effective July 1, 2005, the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio, formerly series of Travelers Series Fund Inc., became series of the Trust.

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                             CONVERTIBLE
                                              SECURITIES    DISCIPLINED      EQUITY       FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                          PORTFOLIO       MID CAP        INCOME       HIGH YIELD      STOCK
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X                             X             X             X
  Asset-Backed Mortgage Securities                X                             X             X             X
  Bankers' Acceptances                            X              X              X             X             X
  Buying Put and Call Options                     X              X              X             X             X
  Certificates of Deposit                         X              X              X             X             X
  Commercial Paper                                X              X              X             X             X
  Convertible Securities                          X                             X             X             X
  Corporate Asset-Backed Securities               X                             X             X             X
  Debt Securities                                 X              X              X             X             X
  Emerging Market Securities                      X                             X             X             X
  Equity Securities                               X              X              X             X             X
  Floating & Variable Rate Instruments            X              X              X             X             X
  Foreign Securities                              X                             X             X             X
  Forward Contracts on Foreign Currency                                         X             X
  Futures Contracts                               X              X              X             X             X
  High-Yield, High-Risk Bonds                                                   X             X             X
  Illiquid Securities                             X              X              X             X             X
  Indexed Securities                              X                             X             X
  Index Futures Contracts                         X              X              X                           X
  Investment Company Securities                   X              X              X             X             X
  Investment in Unseasoned Companies              X              X              X             X             X
  Lending Portfolio Securities                    X              X              X             X             X
  Letters of Credit                               X              X              X             X             X
  Loan Participations                                                           X             X             X
  Options on Foreign Currencies                                                 X             X
  Options on Index Futures Contracts              X              X              X                           X
  Options on Stock Indices                                       X              X                           X
  Options on Securities                                                                       X
  Other Direct Indebtedness                                                     X             X             X
  Real Estate-Related Instruments                 X              X              X             X             X
  Repurchase Agreements                           X              X              X             X             X
  Reverse Repurchase Agreements                   X              X              X             X             X
  Short Sales "Against the Box"                   X                             X             X             X
  Short-Term Money Market Instruments             X              X              X             X             X
  Swap Agreements                                                               X             X
  Temporary Bank Borrowing                        X              X              X             X             X
  U.S. Government Securities                      X              X              X             X             X
  Variable Amount Master Demand Notes             X              X              X             X             X
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X             X
  Writing Covered Call Options                    X              X              X             X             X

                                                                                           PIONEER      TRAVELERS
                                             AIM CAPITAL     STRATEGIC      MFS TOTAL     STRATEGIC      MANAGED
INVESTMENT TECHNIQUE                        APPRECIATION      EQUITY         RETURN        INCOME        INCOME
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X              X              X             X              X
  Asset-Backed Mortgage Securities                X              X              X             X              X
  Bankers' Acceptances                            X              X              X             X              X
  Buying Put and Call Options                     X              X              X             X
  Certificates of Deposit                         X              X              X             X              X
  Commercial Paper                                X              X              X             X              X
  Convertible Securities                          X              X              X             X              X
  Corporate Asset-Backed Securities               X              X              X             X              X
  Debt Securities                                 X              X              X             X              X
  Emerging Market Securities                      X              X              X             X              X
  Equity Securities                               X              X              X             X              X
  Floating & Variable Rate Instruments
  Foreign Securities                              X              X              X             X              X
  Forward Contracts on Foreign Currency           X              X              X             X              X
  Futures Contracts                               X              X              X             X              X
  High-Yield, High-Risk Bonds                                    X              X             X              X
  Illiquid Securities                             X              X              X             X              X
  Indexed Securities
  Index Futures Contracts                         X              X              X             X              X
  Investment Company Securities                   X              X              X             X
  Investment in Unseasoned Companies              X
  Lending Portfolio Securities                    X              X              X             X              X
  Letters of Credit
  Loan Participations                                            X              X             X              X
  Options on Foreign Currencies                   X              X              X             X              X
  Options on Index Futures Contracts              X              X              X             X              X
  Options on Stock Indices                        X              X              X             X              X
  Options on Securities                           X              X              X             X              X
  Other Direct Indebtedness                                      X              X             X
  Real Estate-Related Instruments                 X              X              X             X              X
  Repurchase Agreements                           X              X              X             X              X
  Reverse Repurchase Agreements                   X
  Short Sales "Against the Box"                   X              X              X             X
  Short-Term Money Market Instruments             X              X              X             X              X
  Swap Agreements                                 X              X              X             X
  Temporary Bank Borrowing                        X              X              X             X              X
  U.S. Government Securities                      X              X              X             X              X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X              X
  Writing Covered Call Options                    X              X              X             X

                                                           SALOMON BROTHERS
                                                           STRATEGIC TOTAL
                                            VAN KAMPEN      RETURN BOND
INVESTMENT TECHNIQUE                        ENTERPRISE       PORTFOLIO
---------------------------------------   --------------  ------------------
  American Depositary Receipts                  X                X
  Asset-Backed Mortgage Securities              X                X
  Bankers' Acceptances                          X                X
  Buying Put and Call Options                   X                X
  Certificates of Deposit                       X                X
  Commercial Paper                              X                X
  Convertible Securities                        X                X
  Corporate Asset-Backed Securities             X                X
  Debt Securities                               X                X
  Emerging Market Securities                    X                X
  Equity Securities                             X                X
  Floating & Variable Rate Instruments
  Foreign Securities                            X                X
  Forward Contracts on Foreign Currency         X                X
  Futures Contracts                             X                X
  High-Yield, High-Risk Bonds                                    X
  Illiquid Securities                           X                X
  Indexed Securities
  Index Futures Contracts                       X                X
  Investment Company Securities                 X                X
  Investment in Unseasoned Companies            X
  Lending Portfolio Securities                  X                X
  Letters of Credit
  Loan Participations                                            X
  Options on Foreign Currencies                 X                X
  Options on Index Futures Contracts            X                X
  Options on Stock Indices                      X                X
  Options on Securities                         X                X
  Other Direct Indebtedness                                      X
  Real Estate-Related Instruments
  Repurchase Agreements                         X                X
  Reverse Repurchase Agreements                                  X
  Short Sales "Against the Box"                 X                X
  Short-Term Money Market Instruments           X                X
  Swap Agreements                               X                X
  Temporary Bank Borrowing                      X                X
  U.S. Government Securities                    X                X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                                    X
  Writing Covered Call Options                  X                X

                                                          MONDRIAN          MFS
                                                        INTERNATIONAL     MID CAP        MFS
INVESTMENT TECHNIQUE                       LARGE CAP        STOCK         GROWTH        VALUE
---------------------------------------   -----------  ---------------  -----------  ------------
  American Depositary Receipts                 X              X              X            X
  Asset-Backed Mortgage Securities             X              X                           X
  Bankers' Acceptances                         X              X              X            X
  Buying Put and Call Options                  X              X              X            X
  Certificates of Deposit                      X              X              X            X
  Commercial Paper                             X              X              X            X
  Convertible Securities                       X              X              X            X
  Corporate Asset-Backed Securities            X                                          X
  Debt Securities                              X              X              X            X
  Emerging Market Securities                   X              X              X            X
  Equity Securities                            X              X              X            X
  Floating & Variable Rate Instruments         X              X              X            X
  Foreign Securities                           X              X              X            X
  Forward Contracts on Foreign Currency        X              X              X            X
  Futures Contracts                            X              X              X            X
  High-Yield, High-Risk Bonds                  X                             X            X
  Illiquid Securities                          X              X              X            X
  Indexed Securities                           X              X                           X
  Index Futures Contracts                      X              X              X            X
  Investment Company Securities                X              X              X            X
  Investment in Unseasoned Companies           X              X              X            X
  Lending Portfolio Securities                 X              X              X            X
  Letters of Credit                            X              X              X            X
  Loan Participations                          X                                          X
  Options on Foreign Currencies                X              X              X            X
  Options on Index Futures Contracts           X              X              X            X
  Options on Stock Indices                     X              X              X            X
  Options on Securities
  Other Direct Indebtedness                    X                                          X
  Real Estate-Related Instruments              X              X              X            X
  Repurchase Agreements                        X              X              X            X
  Reverse Repurchase Agreements                X              X              X
  Short Sales "Against the Box"                X              X                           X
  Short-Term Money Market Instruments          X              X              X            X
  Swap Agreements                              X              X                           X
  Temporary Bank Borrowing                     X              X              X            X
  U.S. Government Securities                   X              X              X            X
  Variable Amount Master Demand Notes          X              X              X            X
  When-Issued & Delayed Delivery
   Securities                                  X              X              X            X
  Writing Covered Call Options                 X              X              X            X

                                            MERCURY     TRAVELERS       U.S.        PIONEER     ZERO COUPON
                                           LARGE CAP     QUALITY       GOV'T         FUND           BOND
INVESTMENT TECHNIQUE                          CORE         BOND      SECURITIES    PORTFOLIO    SERIES 2005
---------------------------------------   -----------  -----------  ------------  -----------  -------------
  American Depositary Receipts                 X            X                          X             X
  Asset-Backed Mortgage Securities             X            X            X             X             X
  Bankers' Acceptances                         X            X            X             X             X
  Buying Put and Call Options                  X                         X             X             X
  Certificates of Deposit                      X            X            X             X             X
  Commercial Paper                             X            X            X             X             X
  Convertible Securities                       X            X                          X             X
  Corporate Asset-Backed Securities                         X                          X             X
  Debt Securities                              X            X            X             X             X
  Emerging Market Securities                   X                                       X             X
  Equity Securities                            X            X                          X             X
  Floating & Variable Rate Instruments         X            X            X             X             X
  Foreign Securities                           X            X                          X             X
  Forward Contracts on Foreign Currency        X                                       X
  Futures Contracts                            X            X            X             X             X
  High-Yield, High-Risk Bonds                  X            X                          X
  Illiquid Securities                          X            X            X             X             X
  Indexed Securities                           X            X                          X
  Index Futures Contracts                      X            X            X             X             X
  Investment Company Securities                X            X            X             X             X
  Investment in Unseasoned Companies           X            X                          X             X
  Lending Portfolio Securities                 X            X            X             X
  Letters of Credit                            X            X            X             X
  Loan Participations                                                                  X
  Options on Foreign Currencies                X                                       X
  Options on Index Futures Contracts           X            X            X             X             X
  Options on Stock Indices                     X                                       X
  Options on Securities
  Other Direct Indebtedness                    X
  Real Estate-Related Instruments              X            X            X             X             X
  Repurchase Agreements                        X            X            X             X             X
  Reverse Repurchase Agreements                             X            X             X
  Short Sales "Against the Box"                X                                       X
  Short-Term Money Market Instruments          X            X            X             X             X
  Swap Agreements                                                                      X
  Temporary Bank Borrowing                     X            X            X             X             X
  U.S. Government Securities                   X            X            X             X             X
  Variable Amount Master Demand Notes          X            X            X             X             X
  When-Issued & Delayed Delivery
   Securities                                  X            X            X             X             X
  Writing Covered Call Options                 X                         X             X             X

                                                                           STYLE FOCUS
                                                           STYLE FOCUS       SERIES:
                                           PIONEER MID    SERIES: SMALL     SMALL CAP
                                            CAP VALUE       CAP GROWTH        VALUE
INVESTMENT TECHNIQUE                        PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------   -------------  ---------------  -------------
  American Depositary Receipts                 X                X               X
  Asset-Backed Mortgage Securities
  Bankers' Acceptances
  Buying Put and Call Options                  X                X               X
  Certificates of Deposit                      X
  Commercial Paper                                              X               X
  Convertible Securities                       X                X               X
  Corporate Asset-Backed Securities
  Debt Securities                              X                X               X
  Emerging Market Securities                   X
  Equity Securities                            X                X               X
  Floating & Variable Rate Instruments
  Foreign Securities                           X                X               X
  Forward Contracts on Foreign Currency        X                X               X
  Futures Contracts                            X                X               X
  High-Yield, High-Risk Bonds
  Illiquid Securities                          X                X               X
  Indexed Securities                           X                X               X
  Index Futures Contracts                      X
  Investment Company Securities
  Investment in Unseasoned Companies           X                X               X
  Lending Portfolio Securities                 X                X               X
  Letters of Credit
  Loan Participations
  Options on Foreign Currencies                X                X               X
  Options on Index Futures Contracts           X                X               X
  Options on Stock Indices                     X                X               X
  Options on Securities                        X                X               X
  Other Direct Indebtedness                    X                X               X
  Real Estate-Related Instruments              X
  Repurchase Agreements                        X                X               X
  Reverse Repurchase Agreements                X                X               X
  Short Sales "Against the Box"
  Short-Term Money Market Instruments          X
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Securities                   X                X               X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                  X                X               X
  Writing Covered Call Options                 X                X               X

The Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio and Aggressive Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT CONVERTIBLE SECURITIES PORTFOLIO). Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain funds may also participate in Private Investment in Public Entities ("PIPEs"). In a PIPE financing transaction, the Fund acquires restricted shares of a public company at a significant discount to the market price (typically ten to 20 percent) of its publicly-traded stock. The company then registers the resale of the restricted shares, allowing the Fund, as a PIPE investor to sell the shares into the public market. The two main types of PIPEs are traditional and structured. In a traditional PIPE, stock, either common or preferred, is issued at a set price to raise capital for the issuer, while a structured PIPE issues convertible debt (common or preferred shares).

CONVERTIBLE SECURITIES (CONVERTIBLE SECURITIES PORTFOLIO ONLY). Convertible Securities, hereby defined as equity securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two or more distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

     CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

WRITING COVERED PUT OPTIONS. Certain Funds may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of management, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certain Funds may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Subject to their fundamental investment restrictions, certain funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a

Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

"DOLLAR ROLL" TRANSACTIONS. Certain Funds may enter into "dollar roll" transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (I.E., same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

Since a Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Funds and will be subject to each Fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Some Funds may also invest in assignments of portions of loans from third parties. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

ELECTRONICALLY TRADED FUNDS: Certain funds may invest in electronically traded funds ("ETFs") that are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An ETF is a type of investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

..    shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

..    shares of a sampling of the companies (or, for a fixed income ETF, bonds)
that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Instead of cash, creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in convertible securities ("80% investment policy"). The subadviser may invest up to 35% of the Fund's assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Convertible securities are considered by the subadviser to be equity securities. Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The subadviser normally invests primarily in income-producing securities. The subadviser has the flexibility, however, to invest the Fund's assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The subadviser seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

     . corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

     .    preferred stocks;

     .    equipment trust and lease certificates;

     .    zero coupon bonds;

     .    pay-in-kind securities;

     . general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

     . equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The Subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 Index no less frequently than once a month. The subadviser normally invests the Fund's assets primarily in common stocks.

The subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2) issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated BA or lower by

Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P 500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

     .    treasury bills;

     .    repurchase agreements;

     .    commercial paper and other short term instruments;

     .    bank certificates of deposit and bankers' acceptances; and

     . publicly traded debt securities, including bonds, notes, and debentures; and

     .    equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The subadviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the subadviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The subadviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing the Fund's objective, the subadviser currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash, which will be transferred to the money market option available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

          (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

          (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

          (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

          (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

          (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

PIONEER MID CAP VALUE PORTFOLIO

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities that it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the Fund's assets in equity securities. FMR normally invests the Fund's assets primarily in common stocks.

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objectives, Strategic Equity Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

AIM CAPITAL APPRECIATION PORTFOLIO

The Fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the Fund may fluctuate more widely than other equity securities of larger, more established companies.

SPECIAL SITUATIONS. Although the Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The Fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The Fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the Fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

VAN KAMPEN ENTERPRISE PORTFOLIO

The Fund invests primarily in common stocks of growth companies. In addition to common stocks, the Fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The Fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The Fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The Fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The Fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the Fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the Fund can purchase puts (or futures puts) to hedge the Fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the Fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MFS TOTAL RETURN PORTFOLIO

The Fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the Fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities. It is not the Fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the Fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The Fund may also invest in emerging market securities.

The Fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The Fund will be managed actively with respect to the Fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the Fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the Fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the Fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The Fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

ASSET ALLOCATION. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (E.G., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in debt securities of U.S. issuers.

The Fund may borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The Fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the Fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the Fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets. The Fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

NONDIVERSIFICATION. As a "non-diversified" fund under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the Fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter of the Fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund, and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

TRAVELERS MANAGED INCOME PORTFOLIO

Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (I.E., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the Fund's total assets will be invested in debt obligations having durations of 10 years or less. The Fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The Fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The Fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.

Bank CDs and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The Fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The Fund may invest up to 20% of its assets in foreign securities.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

PIONEER STRATEGIC INCOME PORTFOLIO

The Fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the Fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The Fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the Fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

DEFENSIVE STRATEGIES. At times, the subadviser may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies

("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

     .    10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

     .    25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     . 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     . 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR THE MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO AND CONSERVATIVE PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

The Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

     1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Managed Allocation Series:
Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, Aggressive Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

     4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

     7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

     9. EXERCISING CONTROL OF ISSUERS: the AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent that the Fund may purchase securities of other investment companies.

     10. TRANSACTIONS WITH OFFICERS AND DIRECTORS: The Travelers Managed Income Portfolio may not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

     1. MFS MID CAP GROWTH PORTFOLIO, SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, AGGRESSIVE PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio are classified as non-diversified" they are currently operating as diversified funds.

     2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

     3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

     4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control. (See Fundamental Policy No. 9 in regards to AIM CAPITAL APPRECIATION PORTFOLIO, for which this is a fundamental policy.)

     5.   OTHER INVESTMENT COMPANIES:

          a. For all Funds except Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio: no Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

          b. For Strategic Equity Portfolio: the Fund may not purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          c. For AIM Capital Appreciation Portfolio: notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund; and, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          d. For Van Kampen Enterprise Portfolio: the Fund may not acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          e. For Salomon Brothers Strategic Total Return Bond Portfolio: the Fund may not invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

          f. For Travelers Managed Income Portfolio: the Fund may not purchase securities of any other investment company except as part of a plan of merger or consolidation. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          g. For Pioneer Strategic Income Portfolio: the Fund may not invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     6.   SHORT SALES:

          a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), U.S. Government Securities, Travelers Managed Income, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return, and Pioneer Strategic Income Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

     7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

     8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

     9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

     10.  SHAREHOLDER NOTICE (except MFS Value, Managed Allocation Series:
Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio,
Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

     11. INVESTMENTS IN INTERESTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS: For Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income
Portfolio: no Fund may invest in interests in oil, gas, or other mineral exploration or development programs or leases, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

     12.  WARRANTS: For Strategic Equity Portfolio, Van Kampen Enterprise
Portfolio: no Fund may purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     13. NEW OR UNSEASONED COMPANIES: For Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income
Portfolio: no Fund may invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     14. INADEQUATE INFORMATION: the Van Kampen Enterprise Portfolio may not invest in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

     15. UNLIMITED LIABILITY: the Van Kampen Enterprise Portfolio may not make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

     16. PUTS, CALLS, STRADDLES, SPREADS: the Travelers Managed Income Portfolio may not invest in puts, calls, straddles, spreads and any combination thereof.

     17. PRIVATE PLACEMENT: the Van Kampen Enterprise Portfolio may not acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

     . securities traded on national securities markets are valued at the closing prices on such markets

     . securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEE

                                                                                                       Number of
                                                                                                     Portfolios in    Other Public
                                                 Term of                                                 Fund            Company
                                               Office and                                               Complex       Directorships
                           Position(s) Held     Length of     Principal Occupation During Last Five   Overseen by         Held by
Name Address and Age          with Fund        Time Served                   Years                      Director         Director
------------------------  ------------------  -------------  --------------------------------------  --------------  ---------------
Elizabeth M. Forget*        Chairman of       Since July     President, Met Investors Advisory LLC        66             None
260 Madison Ave.            the Board,        2005           (2000 to present); Executive Vice
11th Floor                     Chief                         President (2000 to present) and Chief
New York, NY                 Executive                       Marketing Officer (2003 to present),
Age 39                      Officer and                      MetLife Investors Group, Inc;
                             President                       President, TAMIC (July 2005 -
                                                             present); Senior Vice President,
                                                             Equitable Distributors, Inc. and Vice
                                                             President, Equitable Life Assurance
                                                             Society of the United States (1996 to
                                                             2000).

Paul Cellupica             Secretary and      Since July     Chief Counsel, Securities Products and       N/A             N/A
MetLife, Inc.               Chief Legal       2005           Regulation, MetLife Inc. (2004 -
One MetLife Plaza             Officer                        present); Vice President and Chief
27-01 Queens Plaza North                                     Legal Officer, TAMIC (July 2005 -
Long Island City, NY                                         present); Assistant Director, Division
11101                                                        of Investment Management, U.S.
Age 41                                                       Securities and Exchange Commission
                                                             (2001-2003), Senior
                                                             Special Counsel, Division
                                                             of Investment Management,
                                                             Securities and Exchange
                                                             Commission (2000-2001).

Peter Duffy                    Chief          Since July     Senior Vice President, MetLife               N/A             N/A
MetLife Advisers LLC         Financial        2005           Advisers, since December 1998; Senior
501 Boylston Street         Officer and                      Vice President; NELICO; Vice
Boston, MA 02116             Tresurer                        President, MetLife; formerly, Vice
Age 49                                                       President and Treasurer, Zenith Fund

Jeffrey P. Halperin        Interim Chief      Since          Assistant Vice President, Corporate          N/A             N/A
Metropolitan Life           Compliance        November       Ethics and Compliance Department,
Insurance Company             Officer         2005           MetLife, Inc. (October 2002 -
One MetLife Plaza                                            present); interim Chief Compliance
27-01 Queens Plaza North                                     Officer of funds sponsored by MetLife
Long Island City, NY                                         and its affiliates (November 2005 -
11101                                                        present); Associate, Goldman Sachs &
Age 37                                                       Co. (May 2000 - July 2001).

NON-INTERESTED TRUSTEES

                                                                                                                        Other
                                                                                                       Number of    Directorships in
                                                 Term of                                             Portfolios in      Public
                              Position(s)       Office and                                            Fund Complex    Companies
                               Held with        Length of    Principal Occupation During Last Five    Overseen by      Held by
Name Address and Age             Fund          Time Served                   Years                     Director        Director
------------------------  ------------------  -------------  --------------------------------------  -------------  ----------------
Robert E. McGill, III     Trustee             Since 1991     Retired manufacturing executive.             39            None
295 Hancock Street                                           Director (1983-1995), Executive Vice
Williamstown, MA                                             President (1989-1994) and Senior Vice
Age 74                                                       President, Finance and Administration
                                                             (1983-1989), The Dexter Corporation
                                                             (manufacturer of specialty chemicals
                                                             and materials); Vice Chairman
                                                             (1990-1992), Director (1983-1995),
                                                             Life Technologies, Inc. (life
                                                             science/biotechnology products);
                                                             Director, (1994-1999), The
                                                             Connecticut Surety Corporation
                                                             (insurance); Director (1995-2000),
                                                             Chemfab Corporation (specialty
                                                             materials manufacturer); Director
                                                             (1999-2001), Ravenwood Winery, Inc.;
                                                             Director (1999-2003), Lydall Inc.
                                                             (manufacturer of fiber materials);
                                                             Member, Board of Managers
                                                             (1974-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1990-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

Lewis Mandell             Trustee             Since 1991     Professor of Finance and Managerial          39            Director
160 Jacobs Hall                                              Economics, University at Buffalo                        (2000-present),
Buffalo, NY                                                  since 1998. Dean, School of                             Delaware North
Age 62                                                       Management (1998-2001), University at                        Corp.
                                                             Buffalo; Dean, College of Business                       (hospitality
                                                             Administration (1995-1998), Marquette                      business)
                                                             University; Professor of Finance
                                                             (1980-1995) and Associate Dean
                                                             (1993-1995), School of Business
                                                             Administration, and Director, Center
                                                             for Research and Development in
                                                             Financial Services (1980-1995),
                                                             University of Connecticut; Member,
                                                             Board of Managers (1990-present), six
                                                             Variable Annuity Separate Accounts of
                                                             The Travelers Insurance Company+;
                                                             Trustee (1990-present), five Mutual
                                                             Funds sponsored by The Travelers
                                                             Insurance Company.++

Frances M. Hawk,          Trustee             Since 1991     Private Investor, (1997-present);            39              None
CFA, CFP                                                     Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                                         Management Company, Inc. (investment
Downingtown, PA                                              management); Assistant Treasurer,
Age 57                                                       Pensions and Benefits. Management
                                                             (1989-1992), United Technologies
                                                             Corporation (broad-based designer and
                                                             manufacturer of high technology
                                                             products); Member, Board of Managers
                                                             (1991-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1991-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

----------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met one time.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Trust. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES         PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Elizabeth Forget                       N/A                      N/A                      N/A
  Chairman and Trustee ....

INDEPENDENT TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES          PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Robert E. McGill, III         $             2,634.62            N/A             $                68,500/(2)/
 Trustee ...............
Lewis Mandell
 Trustee ...............      $             1,923.08            N/A             $               50,000
Frances M. Hawk, CFA, CFP
 Trustee ...............      $             2,096.15            N/A             $               54,500

----------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.
(2) Affiliates of the Adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN  DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                               THE COMPANY                           COMPANIES
-----------------------    ------------------------------------  ----------------------------------
Elizabeth Forget ......                  None                                  None
Robert E. McGill, III .                  None                                  None
Lewis Mandell .........                  None                                  None
Frances M. Hawk .......                  None                                  None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and subadvisers, and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TIA and TAMIC provide investment supervision to the Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

          (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

          (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

          (3) supervising the investment program prepared for the Funds by the subadviser;

          (4) monitoring, on a continuing basis, the performance of the Fund's securities;

          (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

          (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

THE ADVISERS

TRAVELERS INVESTMENT ADVISER, INC. ("TIA")

TIA manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup Inc. TIA's principal offices are located at One Cityplace, Hartford, Connecticut, 06103.

TIA and the Trust have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective Fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios not included in the TIA Portfolios (each, a "TAMIC Portfolio"). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115.

TAMIC and the Trust have entered into subadvisory agreements with different subadvisers for the TAMIC Portfolios. Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and place and execute, in the Fund's name, all orders for the portfolio transactions.

THE SUBADVISERS

For services rendered to the Portfolios, each subadviser charges a fee to TIA and TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

A I M CAPITAL MANAGEMENT, INC.
AIM CAPITAL APPRECIATION PORTFOLIO

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
FEDERATED STOCK PORTFOLIO

Federated Equity Management Company of Pennsylvania ("FEMCOPA") serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO
STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC, and the subadviser to Strategic Equity Portfolio under a subadvisory agreement with TIA. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. As of March 30, 2004, FMR and its affiliates, Fidelity management & Research (U.K.) Inc. ("FMR U.K."), and Fidelity Management & Research (Far East) Inc. ("FMR Far East") managed over $610 billion in assets. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC"), pursuant to which FMRC has primary responsibility for choosing investments for the Strategic Equity Portfolio.

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMRC, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUB-SUBADVISORY ARRANGEMENTS. FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to apply credits generated from brokerage activity towards third-party research services. The subadviser may place trades with certain brokers with which it is under common control, provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized brokers affiliated with the subadviser to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO

Massachusetts Financial Services Company (referred to as "MFS") is the Fund's sub-adviser. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate for the portfolios subadvised by MFS, the combined average daily net assets of all three portfolios are used in performing the calculation.

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO
PIONEER STRATEGIC INCOME PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

TIMCO ASSET MANAGEMENT, INC. (FORMERLY "THE TRAVELERS INVESTMENT MANAGEMENT COMPANY") ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio, and the Style Focus Series Small Cap Growth and Small Cap Value Funds. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
MANAGED ALLOCATIONS SERIES:

AGGRESSIVE PORTFOLIO
MODERATE-AGGRESSIVE PORTFOLIO
MODERATE PORTFOLIO
MODERATE-CONSERVATIVE PORTFOLIO
CONSERVATIVE PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS
_____________________

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman"), located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
CONVERTIBLE SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
TRAVELERS MANAGED INCOME PORTFOLIO

Salomon Brothers Asset Management Inc. ("SaBAM"), located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, SaBAM had over $82.8 billion in assets under management. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup Inc.

VAN KAMPEN ASSET MANAGEMENT INC.
VAN KAMPEN ENTERPRISE PORTFOLIO

Van Kampen Asset Management Inc. ("VKAM") is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. VKAM is a diversified asset management company with more than $431 billion under management or supervision as of December 31, 2004.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

CURRENT FEES

For serving as investment adviser to the portfolios, TAMIC and TIA receive a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except the three portfolios subadvised by MFS, which are based on a percentage of the combined average daily net assets of each Fund for which MFS is the subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to the investment advisers as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that the advisers pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

The table also shows any expense caps and fee waivers that are in place. Under an Expense Cap Agreement, TAMIC has agreed to reimburse each of the portfolios that it advises (except Travelers Managed Income Portfolio) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges, taxes and extraordinary expenses, exceeds the expense caps shown below of the Portfolio's average net assets for any year. The adviser may terminate the Expense Cap Agreement upon 60 days' notice, except for the following Funds, where the adviser has a contractual expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses through May 1, 2006: Pioneer Mid Cap Value Portfolio, Managed Allocation Series: Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio, Style Focus Series: Small Cap Growth Portfolio and Small Cap Value Portfolio.

The advisers have also agreed to waive their fees to the extent the aggregate expenses of each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, and Salomon Brothers

Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the expense caps shown below of the Portfolio's average net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI.

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Convertible Securities      0.60%                       0.25%                       0.80%

Disciplined Mid Cap Stock   0.70%                       0.35%                       0.95%

Equity Income*              0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Federated High Yield        0.65%                       0.40%                       0.95%

Federated Stock             0.625%                      0.375%                      0.95%

Large Cap*                  0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Mondrian International      0.775% on the first $100    0.425% on the first $100    1.25%
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million

MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the first $600    1.00%
                            million; 0.7525% on the     million; 0.350% on the
                            next $300 million;          next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion

MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600    1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion

Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250     1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core)*            next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250    1.25%

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Travelers Quality Bond      0.3233%                     0.20%                       0.75%

U.S. Government Securities  0.3233%                     0.20%                       1.25%

Zero Coupon Bond Fund       0.10%                       0.10%                       0.15%
Portfolio

Style Focus Series: Small   0.825% on the first $50     0.450% on the first $50     1.10%
Cap Value Portfolio         million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400 million;
                            0.750% on the next $500     0.375% on the next $500
                            million; 0.725%; over $1    million; 0.350% over $1
                            billion                     billion

Style Focus Series: Small   0.850% on the first $100    0.475% on the first $100    1.10%
Cap Growth Portfolio        million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250 million;
                            0.750% on the next $250     0.375% on the next $250
                            million; 0.725% on the      million; 0.350% on the
                            next $250 million; 0.700%   next $250 million; 0.325%
                            over $1 billion             over $1 billion

Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250    1.10%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

AIM Capital Appreciation    0.80%                       0.375%                      1.25%
Portfolio

MFS Total Return            0.80% on the first $600     0.375% on the first $600    1.25%
Portfolio*+                 million; 0.775% on the      million; 0.350% on the
                            next $300 million; 0.75%    next $300 million; 0.325%
                            on the next $600 million;   on the next $600 million;
                            0.725% on the next $1       0.300% on the next $1
                            billion; 0.675% in excess   billion; 0.250% in excess
                            of $2.5 billion             of $2.5 billion

Pioneer Strategic Income    0.75%                       0.35%                       1.25%
Portfolio

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Salomon Brothers            0.80%                       0.375%                      1.50%
Strategic Total Return
Bond Portfolio

Strategic Equity            0.80%                       0.450% on the first $250    1.25%
Portfolio                                               million; 0.400% on the
                                                        next $500 million;
                                                        0.350% over $750 million

Travelers Managed Income    0.65%                       0.30%                       1.25%
Portfolio

Van Kampen Enterprise       0.70%                       0.325%                      1.25%
Portfolio

Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) were as follows:

                                                   SUBADVISORY FEE PAID
                            ADVISORY FEE PAID TO       BY TAMIC TO
                                   TAMIC               SUBADVISER
                            (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
FUND                         DAILY NET ASSETS)       DAILY NET ASSETS)
-------------------------   --------------------   --------------------
Equity Income                               0.75%                  0.45%
Large Cap                                   0.75%                  0.45%
Mondrian International                     0.825%                 0.475%
Stock (formerly Lazard
International Stock)
MFS Mid Cap Growth                          0.80%                 0.370%
MFS Value                                  0.750%                 0.375%
Mercury Large Cap Core                     0.800%                 0.375%
(formerly Merrill Lynch
Large Cap Core)
Pioneer Fund                               0.750%                 0.375%
MFS Total Return                            0.80%                 0.375%

+ The fee schedule stated above for MFS Mid Cap Growth Portfolio went into effect on February 25, 2005. For the MFS portfolios the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assets of (1) the MFS Mid Cap Growth Portfolio, (2) the MFS Value Portfolio, and (3) the MFS Total Return Portfolio of the Trust is used. Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth Portfolio were as follows:

Average Daily Net Assets        Advisory Fee
First $600 million                     0.800%
Next $300 million                      0.775%
Next $600 million                      0.750%
Next $1 billion                        0.725%
Over $2.5 billion                      0.675%

++ From September 1, 2004 to May 1, 2005, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets     Advisory Fee     Subadvisory Fee
First $100 million                  0.825%              0.475%
Next $400 million                   0.775%              0.425%
Next $500 million                   0.725%              0.375%
Over $1 billion                     0.700%              0.350%

# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

The investment advisory fees paid to TAMIC (Smith Barney Fund Management LLC ("SBFM") for Pioneer Fund Portfolio, for 2002) by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Convertible Securities...............   $         561,951   $         353,452   $         292,925

Disciplined Mid Cap Stock............   $       1,237,113   $         910,327   $         813,596

Equity Income........................   $       2,383,119   $       1,732,205   $       1,487,573

Federated High Yield.................   $         520,768   $         404,314   $         272,519

Federated Stock......................   $         196,073   $         175,132   $         216,557

Large Cap............................   $       1,848,132   $       1,473,633   $       1,611,925

Mondrian International Stock.........   $       1,264,681   $         867,230   $         918,645

MFS Mid Cap Growth...................   $       1,593,939   $       1,275,200   $       1,505,346

MFS Value............................   $         293,439   $         252,534   $         239,112

Mercury Large Cap Core...............   $         920,627   $         855,069   $       1,067,422

Pioneer Fund.........................   $         217,848   $         104,521   $         183,378

Travelers Quality Bond...............   $         642,159   $         688,640   $         582,525

U.S. Government Securities...........   $         680,899   $         770,679   $         550,096

Zero Coupon Bond Fund (Series 2005)..   $           5,282   $           6,840   $           6,090

Travelers Managed Income/(1)/........   $       1,738,738   $       1,493,297   $       1,371,366

     1.   Fiscal Year ends October 31.

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003        DECEMBER 31, 2002
-----                                   -----------------   -----------------        -----------------
Disciplined Mid Cap Stock............   $         618,556   $         455,159        $         406,798
Equity Income........................   $       1,403,410   $       1,002,193        $         894,504
Federated High Yield.................   $         316,717   $         239,353        $         167,704
Federated Stock......................   $         117,228   $         103,938        $         129,934
Large Cap............................   $       1,092,489   $         868,599        $         992,245
Mondrian International Stock.........   $         705,410   $         488,248        $         528,917
MFS Mid Cap Growth...................   $         741,211   $         582,713        $         705,631
MFS Value............................   $         144,604   $         123,833        $         119,556
Mercury Large Cap Core...............   $         425,500   $         400,811/(2)/   $         500,354
Pioneer Fund.........................   $         107,093   $          52,260/(3)/   $             N/A/(4)/

     2. Prior to November 17, 2003, MFS served as the subadviser to the Fund. From November 17, 2003 to December 31, 2003, TAMIC paid $14,865 to MILM. For the period ended November 17, 2003 TAMIC paid $385,946 to MFS.
     3. Subadvisery fees paid to Pioneer for the period from May 1, 2003 to December 31, 2003.
     4.   Prior to May 1, 2003 the Fund did not have a subadviser.

The investment advisory fees paid to TIA by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Strategic Equity.....................   $       4,309,824   $       4,111,462   $       5,709,381
AIM Capital Appreciation.............   $       1,666,629   $       1,325,641   $       1,695,527
Van Kampen Enterprise................   $         626,777   $         659,761   $         999,136
MFS Total Return.....................   $       8,720,765   $       7,184,052   $       6,883,931
Salomon Brothers Strategic Total
 Return Bond                            $         151,616   $         182,258   $         137,716
Pioneer Strategic Income.............   $         739,126   $         759,584   $         862,138

Under an expense cap agreement, TAMIC has agreed to reimburse each of the portfolios of the Trust for which it serves as adviser (except Travelers Managed Income Portfolio, with which it has a voluntary fee waiver) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. TAMIC may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004, the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                     2004         2003         2002
------                                 ----------   ----------   ----------
Convertible Securities.............    $        0   $        0   $    6,833
Disciplined Mid Cap Stock..........    $        0   $        0   $        0
Equity Income......................    $        0   $        0   $        0
Federated High Yield...............    $        0   $        0   $        0
Federated Stock....................    $        0   $        0   $        0
Large Cap..........................    $        0   $        0   $        0
Mondrian International Stock.......    $        0   $        0   $        0
MFS Mid Cap Growth.................    $        0   $        0   $        0
MFS Value..........................    $   55,171   $   26,185   $   44,292
Mercury Large Cap Core.............    $        0   $        0   $        0
Travelers Quality Bond.............    $        0   $        0   $        0
U.S. Government Securities.........    $        0   $        0   $        0
Zero Coupon Bond Fund (Series 2005)    $   77,605   $   69,291   $   68,397

Under a voluntary fee waiver arrangement, the advisers have agreed to waive their fees to the extent that the aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, for each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio exceed the expense limits shown on the previous table of each Portfolio's average net assets for the year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. For the year ended October 31, 2004, the advisers waived a portion of their fee for the Portfolios of the Fund as follows:

                                                          FISCAL YEAR ENDED
FUNDS                                                      OCTOBER 31, 2004
------                                                    ------------------
Strategic Equity .....................................    $            1,741
AIM Capital Appreciation .............................    $            1,741
Van Kampen Enterprise ................................    $            1,704
MFS Total Return .....................................    $            1,741
Salomon Brothers Strategic Total Return Bond .........    $            1,741
Pioneer Strategic Income .............................    $            1,741
Travelers Managed Income .............................    $            1,741

                             THE PORTFOLIO MANAGERS

AIM CAPITAL APPRECIATION

DESCRIPTION OF COMPENSATION STRUCTURE. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     . Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     . Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     . Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     . Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     . Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Fund is managed by the following portfolio managers from AIM Capital Management, Inc.:

NAME                            BUSINESS EXPERIENCE

Larry Sachnowitz                Senior Portfolio Manager (lead manager), AIM
(since September 16, 2005)      Capital Management, Inc. and/or its affiliates
                                since 1987

Kirk L. Anderson                Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1994

James G. Birdsall               Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1995

Robert J. Lloyd                 Portfolio Manager, AIM Capital Management, Inc.
(since May 1, 2003)             and/or its affiliates since 2000; trader for
                                American Electric Power from 1997 to 2000

                             OTHER MANAGED ACCOUNTS

                            As of September 30, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER          MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------
Larry Sachnowitz             14 Registered Mutual Funds with $19,111,981,950 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Kirk L. Anderson             15 Registered Mutual Funds with $13,037,601,113 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

James G. Birdsall            13 Registered Mutual Funds with $13,035,932,377 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Robert J. Lloyd              6 Registered Mutual Funds with $9,789,085,540 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

----------
1 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds it manages have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the funds managed by it have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CONVERTIBLE SECURITIES, TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES, ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005), SALOMON BROTHERS STRATEGIC TOTAL RETURN AND TRAVELERS MANAGED INCOME

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

The CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Convertible Securities Portfolio is co-managed by Peter Luke and Kent Bailey. Mr. Luke is a director of SaBAM and is the senior portfolio manager for convertible strategies and a sector manager for balanced strategies. He has 38 years of industry experience. Prior to joining SaBAM in July 2001, he was the convertibles portfolio manager at General Motors Investment Management Corp. Mr. Bailey is a vice president at SaBAM and is a co-manager for convertible strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined SaBAM in April 2001. Prior to joining SaBAM in April 2001, he worked as a convertible analyst at Morgan Stanley.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                     September 30, 2005      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
P. Luke             a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

K. Bailey           a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Fund                 (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Travelers Quality   a) 0                   a) 0                    a) None
Bond                b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

U.S. Government     a) 0                   a) 0                    a) None
Securities          b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

Zero Coupon Bond    a) 0                   a) 0                    a) None
                    b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

Salomon Brothers Strategic Total Return Bond Portfolio is managed by David Scott, Roger Lavan and Peter Wilby.

David Scott, FIA
Managing Director

Head of Traditional Investment Group responsible for the traditional global bond product
22 years of industry experience
Joined SaBAM Limited in April 1994
Salomon Brothers Asset Management Limited Investment Policy Committee Member J.P. MORGAN INVESTMENT MANAGEMENT - responsible for global and non-dollar portfolios
MERCURY ASSET MANAGEMENT - responsible for captive insurance portfolios and products
THE WYATT COMPANY - Consultant, advising companies on pension and employee related benefit issues
Fellow of the Institute of Actuaries
BSc in Mathematics and Economics from Nottingham University

Roger M. Lavan, CFA
Managing Director

Senior Portfolio Manager responsible for U.S. Governments, mortgage and asset-backed securities
20 years of industry experience
Joined Salomon Brothers Asset Management Inc in May 1990
Salomon Brothers Asset Management Investment Policy Committee Member
SALOMON BROTHERS INC - research and analyst of institutional investment grade fixed income portfolios
Member, CFA Institute
Member of the New York Society of Security Analysts
BS in Management from the State University of New York and MBA from Fordham University

Peter J. Wilby, CFA
Managing Director, Chief Investment Officer - North American Fixed Income

Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios Salomon Brothers Asset Management Investment Policy Committee Member
22 years of industry experience
Joined Salomon Brothers Asset Management Inc in 1989
PRUDENTIAL INVESTMENT CO. - Fixed Income Portfolio Manager specializing in high yield debt securities;
Director of credit research unit, responsible for all corporate and sovereign credit research; credit Analyst
Certified Public Accountant
Member, Citigroup Asset Management Executive Committee
Member, New York Society of Security Analysts
Member, Council on Foreign Relations
Member, CFA Institute
BBA and MBA in Accounting from Pace University


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
D. Scott            a) 5                   a) 1.75 billion         0
                    b) 20                  b) 1.41 billion
                    c) 24                  c) 3.13 billion

R. Lavan            a) 16                  a) 6.89 billion         0
                    b) 4                   b) 0.40 billion
                    c) 4                   c) 1.87 billion

P. Wilby            a) 33                  a) 18.61 billion        0
                    b) 15                  b) 1.91 billion
                    c) 47                  c) 7.79 billion

TRAVELERS MANAGED INCOME PORTFOLIO

Travelers Managed Income Portfolio is co-managed by Gene Collins and Kurt Lin.

Gene Collins
Senior Vice President

Senior portfolio manager responsible for managing U.S. investment grade portfolios 32 years of industry experience, in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities Member of The Bond Club of New York
MA in Economics from the University of Toledo; studied for a PhD at the University of Rochester in Economics

Kurt Lin
Vice President

Senior Portfolio Manager responsible for managing U.S. investment grade portfolios and structured products
In addition to portfolio management, Kurt trades corporate bonds, derivatives and currencies
Joined the firm in 1997
SMITH BARNEY - senior derivatives trader
CITIBANK - traded interest rate derivatives for five years
BANK OF MONTREAL as a derivatives salesperson
BS in Economics and an MBA in Finance from New York University

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
G. Collins          a) 4                   a) 0.52 billion         0
                    b) 0                   b) 0
                    c) 16                  c) 2.88 billion

K. Lin              a) 4                   a) 0.52 billion         0
                    b) 2                   b) 0.06 billion
                    c) 10                  c) 2.81 billion

As of November 2005, none of the Portfolio Managers of the Funds held any shares in any of the Funds.

FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Nathan H. Kehm became the Fund's portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to

December 1997. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Investment Product Performance score is calculated with an equal weighting of: each account managed by the portfolio manager, as well as certain additional accounts for which Mr. Kehm provides research and analytical support.


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Mark Durbiano*      a) 8 funds             a) $4,339.09 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 3 portfolios        b) $462.95 million      based on the performance of
                                                                   the account.
                    c) 4 accounts          c) $166.17 million

Nathan H. Kehm*     a) 7 funds             a) $4,213.88 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 1 fund              b) $59.82 million       based on the performance of
                                                                   the account.
                    c) 2 accounts          c) $126.80 million

* Dollar value range of shares owned in the Fund: none.

FEDERATED STOCK PORTFOLIO

Kevin R. McCloskey is the portfolio manager of the fund. William Dierker is named as the back-up portfolio manager of the Fund and is not responsible for day-to-day management of the Fund.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Kevin McCloskey is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard: Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced

Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. McCloskey is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

William Dierker, the back-up portfolio manager, joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Kevin McCloskey*    a) 2 funds             a) $1,681.40 million    None of the Accounts has an
                                                                   advisory fee that is based
                    b) 0                   b) None                 on the performance of the
                                                                   account.
                    c) 8 accounts          c) $300.83 million

* Dollar value range of shares owned in the Fund: none.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history are excluded.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FMR PORTFOLIOS: EQUITY INCOME PORTFOLIO, LARGE CAP PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 3000 Value (for the Equity Income Portfolio) and the S&P 500 Index, and the fund's pre-tax investment performance within the Lipper Equity Income Objective (for the Equity Income Portfolio) and the Lipper Growth (VIP) Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

Stephen Dufour is the portfolio manager of Equity Income Portfolio and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Dufour as of December 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  5                       0                     19

NUMBER OF ACCOUNTS MANAGED WITH             0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            14,216                   720                    159
(IN MILLIONS)

ASSETS MANAGED WITH                         0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

* Includes Equity Income Portfolio.

The dollar range of shares of Equity Income Portfolio beneficially owned by Mr. Dufour as of December 31, 2004 was $0.

Bahaa Fam is the portfolio manager of Large Cap Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Fam as of January 31, 2005:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                       2                      19

NUMBER OF ACCOUNTS MANAGED WITH             2                      none                   none
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            $132                     $372                   $162
(IN MILLIONS)

ASSETS MANAGED WITH                       $127                     none                   none
PERFORMANCE-BASED ADVISORY FEES

The dollar range of shares of Large Cap Portfolio beneficially owned by Mr. Fam as of May 2, 2005 was $0.

Adam Hetnarski is the portfolio manager of Strategic Equity Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Hetnarski as of October 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                        0                     0

NUMBER OF ACCOUNTS MANAGED WITH             1                        0                     0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            6,310                      0                     0
(IN MILLIONS)

ASSETS MANAGED WITH                        530                       0                     0
PERFORMANCE-BASED ADVISORY FEES

* Includes Strategic Equity Portfolio ($508.9 million in assets).

As of October 31, 2004, Mr. Hetnarski was the beneficial owner of no shares of Strategic Equity Portfolio.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May 1, 2005, when Mondrian assumed sub-advisory responsibility for the Fund, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme

All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Fiona Barwick       a) 2                   a) $1,595 million       **
                    b) 0                   b) $0 million
                    c) 10                  c) $1,952 million

Elizabeth Desmond   a) 12                  a) $3,054 million       **
                    b) 3                   b) $1,232 million
                    c) 13                  c) $5,725 million

Clive Gillmore      a) 12                  a) $4,570 million       **
                    b) 0                   b) $0 million
                    c) 14                  c) $1,504 million

Nigel May           a) 6                   a) $2,597 million       **
                    b) 0                   b) $0 million
                    c) 18                  c) $5,825 million

David Tilles        **                     **                      **

** Please note that Mondrian Investment Partners Limited implements common strategies and holdings that are applied to all similar mandates. Though accounts have named portfolio managers the strategy followed reflects the inputs from the entire team of investment professionals and resultant portfolios consistently follow these recommendations. David Tilles, as Chief Investment Officer, has overall responsibility for monitoring consistency. This process seeks to ensure commonality between funds and timely implementation and maintenance of all accounts.

In turn compensation for individual investment professionals is part of company wide team compensation and is not directly related to individual portfolios but is linked primarily to an individual's contribution to the overall research process. Performance, together with the number of accounts and assets in accounts, affect the bonus pool for the whole team of investment professionals and do not directly affect compensation of individuals.

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
David Sette-Ducati  a) 14                  a) $11,692,151,585      a) None
                    b) 0                   b) 0                    b) None
                    c) 6                   c) $119,356,221         c) None

Eric Fischman       a) 13                  a) $11,326,129,985      a) None
                    b) 0                   b) 0                    b) None
                    c) 1                   c) $35,101,489          c) None

MFS VALUE PORTFOLIO

The Fund is managed by Steven R. Gorham, a Senior Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Steven Gorham       a) 23                  a)$30,440,856,090       a) None
                    b) 3                   b)$668,040,520          b) None
                    c) 25                  c)$3,678,416,023        c) None

MFS TOTAL RETURN PORTFOLIO

The Fund is managed by a team of portfolio managers comprised of Brooks Taylor, Senior Vice President of the adviser and lead portfolio manager, Alan Langsner, Vice President of the adviser, Kenneth Enright, Senior Vice President of the adviser, Michael Roberge, Executive Vice President of the adviser, Steven R. Gorham, a Senior Vice President of the adviser, Richard Hawkins, Senior Vice President of the adviser, and William Douglas, Vice President of the adviser. Brooks Taylor has been portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Langsner has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996, and was promoted to Chief Fixed Income Officer and Director of Fixed Income Portfolio Management in 2004. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Hawkins has been a portfolio manager of the fund since 2005 and has been employed in the investment management area of the adviser since 1988. Mr. Douglas joined the investment management area of the adviser as portfolio manager in 2004. Prior to joining MFS, Mr. Douglas was Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

                         Registered Investment       Other Pooled Investment
                              Companies                     Vehicles                   Other Accounts
                      ----------------------------   --------------------------   ---------------------------
                       Number of     Total Asset*    Number of    Total Assets    Number of     Total Assets
Portfolio Manager      Accounts          $           Accounts          $          Accounts           $
------------------    -----------   --------------   ---------   --------------   ----------   --------------
Alan Langsner             17        26,507,068,969     None                   0      None                   0

Brooks Taylor              8        22,441,878,093     None                   0      None                   0

Kenneth Enright           17        26,507,068,969     None                   0       1         1,005,322,940

Michael Roberge           11        24,218,140,884      1            46,107,249       2            65,238,336

Steven Gorham             22        33,000,913,467      2           919,879,417       24        3,555,978,497

Richard O. Hawkins        11        24,614,512,091     None                   0      None                   0

William Douglas            8        22,441,878,093     None                   0      None                   0

*Includes the Fund

With respect to the accounts identified in the table above, Steven Gorham manages 2 pooled investment vehicles and 24 other accounts with assets totaling $919 million and $3.6 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

No portfolio manager owns any shares of the Fund.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

The Fund is managed by Bob Doll. Since September of 2001, Mr. Doll has been President and Chief Investment Officer of MLIM. He is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Fund, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

Number of Other Accounts Managed
by Manager(s) as of December 31,
2004 by Type of Account: (a)            Assets in Other Accounts Managed by          For Accounts Listed Where the Manager's
Registered Investment Company; (b)      Manager by Type of Account: (a) Registered   Compensation is Based on the Account's
Other Pooled Investment Vehicles; (c)   Investment Company; (b) Other Pooled         Performance, the Number of Accounts
Other Accounts.                         Investment Vehicles; (c) Other Accounts      and Assets in the Accounts
-------------------------------------   ------------------------------------------   ---------------------------------------
a) 13                                   a) $5,439,585,763                            a) 0

b) 3                                    b) $794,620,067                              b) 0

c) 2                                    c) $134,765,032                              c) 0

The portfolio manager owned no shares of the fund as of the fiscal year December 31, 2004.

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM: The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY: Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION: MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS: Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS: A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

OTHER BENEFITS: Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM, L.P. and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) a member of a portfolio management team owns an interest in one fund or account he or she manages and not another.

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
John Carey            a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 8                  c) $262,534,000                              c) 0           c) $

Walter Hunnewell      a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 10                 c) $263,319,000                              c) 0           c) $

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
J. Rodman Wright      a) 4                  a) $5,001,608,000          None              a) 2           a) $6,368,549,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 4                  c) $37,217,000                               c) 0           c) 0

Sean Gavin            a) 1                  a) $845,818,000            None              a) 1           a) $2,223,727,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 2                  c) $91,900                                   c) 0           c) 0

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER STRATEGIC INCOME PORTFOLIO

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of

December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
Kennet Taubes         a) 3                  a) $605,981,000            None              0              N/A
                      b) 1                  b) $240,223,000
                      c) 5                  c) $20,091,850


The portfolio manager owned no shares of the Fund as of December 31, 2004.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PIONEER FUND, PIONEER MID CAP VALUE, PIONEER STRATEGIC INCOME

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

DISCIPLINED MID CAP PORTFOLIO AND STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO became an indirect wholly owned subsidiary of Legg Mason. TIMCO and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading


                                             Years with   Years in     Years of
Name               Title/Responsibilities      Firm      Position    Experience
----------------   -----------------------  -----------  ----------  -----------
Dan Willey         Director , President &        10          10          25
                   CEO/Senior Portfolio
                   Manager

John Lau, CFA      Director / Portfolio          9           9           10
                   Manager

Alex Romeo, CFA    Vice President /              6           6           6
                   Portfolio Manager

DANIEL WILLEY
Director, President of TIMCO Asset Management, Inc. (TIMCO)
..Responsible for all investment activities including, portfolio management, research and trading
..25 years of industry experience
..Joined TIMCO in 1994
..TIMCO - Portfolio Manager and Head Equity Trader for quantitative equity strategies
..SHAWMUT NATIONAL BANK - Head Equity Trader
..OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader ..BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst ..TUCKER ANTHONY - Registered Representative
..BLYTH EASTMAN DILLION - Registered Representative
..Member of the Security Traders Association of Connecticut
..BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
..Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development. ..10 years of experience
..Joined TIMCO in 1995

..United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
..Member, Association for Investment Management & Research (AIMR)
..Member, American Finance Association
..Member, New York Society of Financial Analysts
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

ALEXANDER ROMEO, CFA
Vice President
..Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
..6 years of experience
..Joined TIMCO in 1998
..General Dynamics - Systems Engineer
..Structured Technology Corporation - Software Developer
..End2End - Program Manager
..Member, Association of Investment Management and Research (AIMR)
..Member, Stamford Society of Investment Analysts, Inc. (SSIA)
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
Dan Willey                a) 13                                a) $4,659,389,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0

                          c) 11                                c) $1,360,007,279            c) 0

Alexander Romeo           a) 3                                 a) $1,116,733,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0
Account MDEF
                          c) 0                                 c) 0                         c) 0

Dan Willey                a) 14                                a) $4,845,590,093            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 11                                c) $1,360,007,279            c) 0

John Lau                  a) 5                                 a) $2,611,931,128            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 8                                 c) $1,171,462,578            c) 0

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE PORTFOLIOS

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang serve as the Portfolio Managers.

Robert Wang, Managing Director, Senior portfolio. Manager for global asset allocation and global quantitative equity products responsible for implementation, risk control and product management; member of the DeAM Americas Investment Committee and DeAM Global IGAP Oversight Committee: New York. Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. BS in economics from The Wharton School, University of Pennsylvania

Christine Johnson, CFA Director. Product specialist for Advanced Research and Quantitative Strategies: New York. Joined the Company in 1993, formerly serving as a relationship manager for institutional clients, a senior consultant in the Asset Consulting group, and as a performance analyst. BA from Pace University; MBA from Fordham University

Inna Okounkova, Director. Global Asset Allocation portfolio manager: New York. Joined the Company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001. MS from Moscow State University; MBA from University of Chicago Graduate School of Business.

Joe Wong, CFA, Vice President. Quantitative analyst for the Advanced Research and Quantitative Strategies Group: New York. Joined the Company in 1997, previously serving as quantitative analyst in Sydney office, after 5 years of experience as consultant to Equitilink Investment Management and quantitative analyst at Macquarie Investment Management Ltd. BEc from Macquarie University, Australia; MComm from University of NSW, Australia

PORTFOLIO MANAGER COMPENSATION. The Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     . Scudder Investments' performance and the performance of Deutsche Asset Management;

     . Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     . Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                   NUMBER OF
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       COMPANY     TOTAL ASSETS OF
                   REGISTERED   OF REGISTERED    ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGER            COMPANIES      COMPANIES        BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     34          2,928,736,703.34  0              0

Robert Wang        34          2,928,736,703.34  0              0

Inna Okounkova     12          754,902,261.70    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                   NUMBER OF
                                                    POOLED
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       VEHICLE     TOTAL ASSETS OF
                     POOLED       OF POOLED      ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGERS            VEHICLES      VEHICLES         BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     7           478,714,795.70    0              0

Robert Wang        7           478,714,795.70    0              0

Inna Okounkova     2           317,196,143.87    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER ACCOUNTS MANAGED:

                                                   NUMBER OF
                                                     OTHER      TOTAL ASSETS OF
                   NUMBER OF                     ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO    OTHER     TOTAL ASSETS OF    PERFORMANCE      BASED FEE
     MANAGER        ACCOUNTS    OTHER ACCOUNTS     BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ---------------
Janet Campagna     40          6,692,460,383.69  3              79,719,403.54

Robert Wang        40          6,692,460,383.69  3              79,719,403.54

Inna Okounkova     8           408,569,683.42    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

The portfolio managers owned no shares of the fund as of December 31, 2004.

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000. Mr. Bales joined Janus in 1991 and was a research co-analyst from 1993 to 1997.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
TIMCO (see information
under Disciplined Mid
Cap above)

Janus - William H. Bales  a) 2                                 a) $1,650,635,355

                          b) 0                                 b) none

                          c) 0                                 c) None

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted

Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

The Fund is managed by the following portfolio managers from Dreman Value
Management:

                    LENGTH OF INVESTMENT
NAME & TITLE        EXPERIENCE             BUSINESS EXPERIENCE

David Dreman,       Over 30 Years          Chairman & Chief Investment
Portfolio Manager                          Officer of Dreman Value
                                           Management LLC & predecessor
                                           Firms since 1977

Nelson Woodard      Over 20 Years          Managing Director and Senior
Portfolio Manager                          Portfolio
                                           Manager of Dreman Value
                                           Management LLC since 2001

PORTFOLIO MANAGERS COMPENSATION - DREMAN VALUE MANAGEMENT LLC:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

FUND OWNERSHIP BY PORTFOLIO MANAGERS: The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of February 28, 2005.

NAME OF PORTFOLIO   DOLLAR RANGE OF FUND  DOLLAR RANGE OF SCUDDER FUND
     MANAGER            SHARES OWNED             SHARES OWNED

David N. Dreman             None                    None

Nelson Woodard              None                    None

CONFLICTS OF INTEREST: In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                  NUMBER OF
                                                 INVESTMENT
                    NUMBER OF  TOTAL ASSETS OF     COMPANY     TOTAL ASSETS OF
                   REGISTERED    REGISTERED     ACCOUNTS WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER        COMPANIES     COMPANIES        BASED FEE      ACCOUNTS

David N. Dreman       13        $9.0 billion        None           None

Nelson Woodard         2        $2.9 billion        None           None

OTHER POOLED INVESTMENT VEHICLE MANAGED:

                                                  NUMBER OF
                                                   POOLED
                   NUMBER OF   TOTAL ASSETS OF   INVESTMENT    TOTAL ASSETS OF
                     POOLED        POOLED       VEHICLES WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER         VEHICLES      VEHICLES        BASED FEE      ACCOUNTS

David N. Dreman        2        $46 million         None           None

Nelson Woodard         0           None             None           None

OTHER ACCOUNTS MANAGED:

                                                  NUMBER OF
                   NUMBER OF   TOTAL ASSETS OF      OTHER      TOTAL ASSETS OF
NAME OF PORTFOLIO    OTHER     OTHER ACCOUNTS   ACCOUNTS WITH   PERFORMANCE
    MANAGER         ACCOUNTS                     PERFORMANCE     BASED FEE
                                                  BASED FEE      ACCOUNTS

David N. Dreman       99        $2.2 billion        None            None

Nelson Woodard        13         $79 million        None            None

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

VAN KAMPEN ENTERPRISE

The Fund's portfolio is managed within the Subadviser's Enterprise team. Current members of the team include Sandip Bhagat, Managing Director of the Subadviser, Feng Chang, Kevin Jung, Leah Modigliani, and Hooman Yaghoobi, Executive Directors of the Subadviser.

Sandip Bhagat, who is the Fund's lead portfolio manager, has worked for the subadviser since July 2004 and has managed the Fund since November 15, 2004. Prior to that, he was President and Chief Investment Office of Travelers Investment Management Company. Feng Chang has worked for the subadviser since August 2004 and has managed the Fund since November 15, 2004. Prior to that, he was a Quantitative Research Analyst for Travelers Investment Management Company. Kevin Jung has worked for the subadviser since September 1997 and has managed the Fund since November 15, 2004. Leah Modigliani has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004. Hooman Yaghoobi has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004.

Sandip Bhagat and Feng Chang are the lead portfolio managers of the Fund. Leah Modigliani, Kevin Jung, and Hooman Yaghoobi are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The composition of the team may change without notice from time to time.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2004, Sandip Bhagat managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Feng Chang managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Kevin Jung managed 9 mutual funds with a total of $6,466,307,341 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Leah Modigliani managed 3 mutual funds with a total of $1,966,714,861 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Hooman Yaghoobi managed 2 mutual fund with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     .    Cash Bonus;

     .    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          ____________________________________________________________________
          awards--a mandatory program that defers a portion of discretionary
          ______
          year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     .    Investment Management Deferred Compensation Plan (IMDCP) awards--a
          _______________________________________________________________
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     .    Select Employees' Capital Accumulation Program (SECAP) awards--a
          _____________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     .    Voluntary Equity Incentive Compensation Program (VEICP) awards--a
          ______________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     . Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five- year periods.

     . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     .    Contribution to the business objectives of the Investment Adviser.

     .    The dollar amount of assets managed by the portfolio manager.

     .    Market compensation survey research by independent third parties.

     .    Other qualitative factors, such as contributions to client objectives.

     . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2004, none of the portfolio managers beneficially owned securities in the Fund.

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

          (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

          (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

          (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

          (4) take such steps as are necessary to implement the investment programs approved by the Board; and

          (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, and Pioneer (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     . the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     .    the efficiency with which the transaction is effected;

     . the ability to effect the transaction at all where a large block is involved;

     . the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     .    the financial strength and stability of the broker.

     . Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, or Pioneer). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

The Trust's Board of Trustees has determined that agency transactions in equity securities for the Trust may be executed through any broker-dealer affiliate (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Trust as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Trust a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. No adviser may deal with an Affiliated Broker in any transaction in which the Affiliated Broker acts as principal.

The Trust Board has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board and to maintain records in connection with such reviews.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are minimal brokerage commissions to report for Funds that buy bonds.

                                                                                   TOTAL PORTFOLIO
                                                                                    TRANSACTIONS
                                                                                   ASSOCIATED WITH
                                                                                  BROKERS PROVIDING  COMMISSION PAID
                                                                                  RESEARCH SERVICES  TO SUCH BROKERS
FUNDS                                       2004          2003          2002           IN 2004           IN 2004
--------------------------------------  ------------  ------------  ------------  -----------------  ---------------
Convertible Securities Portfolio .....  $      3,994  $      3,609  $      8,124
Disciplined Mid Cap Stock Portfolio ..  $    476,925  $    333,417  $    251,013  $     116,864,453  $       169,973
Equity Income Portfolio ..............  $  1,097,077  $  1,056,970  $    667,858
Federated High Yield Portfolio .......  $         31  $        319
Federated Stock Portfolio ............  $     26,283  $     30,640  $     22,838  $       4,751,746  $         7,615
Large Cap Portfolio ..................  $    382,463  $    374,572  $    501,377
Mondrian International Stock
 Portfolio ...........................  $    317,337  $    145,321  $    226,959  $      50,375,389  $        83,398
MFS Mid Cap Growth Portfolio .........  $    562,777  $    543,840  $  1,345,721
ML Large Cap Core ....................  $     88,809  $    402,652  $    445,351
MFS Value Portfolio ..................  $     29,564  $     54,947  $     51,658
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Pioneer Fund Portfolio ...............  $     14,868  $     31,527  $     48,103
Zero Coupon Bond Fund Portfolio
 (Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
LARGE CAP
_________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          7,474                      2.00%                      4.02%
                             2002  $         16,196                      3.23%                      6.32%
CITIGROUP GLOBAL             2004  $            168                      0.04%                      0.04%

EQUITY INCOME
_____________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          9,743                      0.92%                      2.11%
                             2002  $         16,495                      2.47%                      5.32%

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
MERCURY LARGE CAP CORE
______________________
CITIGROUP GLOBAL             2004                --                        --                         --
                             2003  $            245                      0.06%                      0.06%
                             2002                --                        --                         --

MFS MID CAP GROWTH
__________________
SALOMON SMITH BARNEY         2004                --                        --                         --
                             2003                --                        --                         --
                             2002  $             20                     0.001%                     0.002%
PIONEER FUND
____________
CITIGROUP GLOBAL MKTS        2004  $            326                       2.2%                       2.8%
                             2003  $            322                      1.05%                      0.42%
                             2002                --                        --                         --

For the fiscal year ended December 31, 2004, the Funds held the following securities issued by its regular brokers or dealers:

CONVERTIBLE SECURITIES PORTFOLIO      D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

DISCIPLINED MID CAP PORTFOLIO         D= DEBT / E= EQUITY                    MARKET VALUE
-----------------------------------   -------------------                    ---------------
The Bear Stearns Cos., Inc.                    E                             $       693,150

ML LARGE CAP PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            8,000            $       312,080

EQUITY INCOME PORTFOLIO               D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E            113,800          $     6,807,803
JPMorgan Chase & Co.                           E            105,728          $     4,124,449
The Charles Schwab Corp.                       E            262,940          $     3,144.762
Morgan Stanley                                 E            37,400           $     2,076,448
The Goldman Sachs Group, Inc.                  E            27,900           $     2,902,716
Lehman Brothers Holding Inc.                   E            19,400           $     1,697,112

FEDERATED HIGH YIELD PORTFOLIO        D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

FEDERATED STOCK PORTFOLIO             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            29,900           $     1,166,399
Morgan Stanley                                 E            13,000           $       721,760
The Goldman Sachs Group, Inc.                  E            4,300            $       447,372
Merrill Lynch & Co., Inc.                      E            6,000            $       358,620
Wachovia Corp.                                 E            6,700            $       352,420

MONEY MARKET PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

LARGE CAP PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 E            88,400           $     4,907,968
Bank of America                                E            66,600           $     3,129,534
Wells Fargo & Co.                              E            38,100           $     2,367,915
JPMorgan Chase & Co.                           E            52,296           $     2,040,067

MONDARIAN INTERNATIONAL STOCK
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Credit Suisse Group                            E                             $     4,651,388

MFS MID CAP GROWTH PORTFOLIO          D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

MFS VALUE PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Bank of America Corp.                          E            41,578           $     1,953,750
The Goldman Sachs Group, Inc.                  E            14,130           $     1,470,085
JPMorgan Chase & Co.                           E            24,670           $       962,377
PNC Financial Services Group, Inc.             E            10,200           $       585,888
Mellon Financial Corp.                         E            15,760           $       490,294
Merrill Lynch & Co., Inc.                      E            6,030            $       360,413
Wells Fargo & Co.                              E            5,590            $       347,418
Lehman Brothers Holdings, Inc.                 E            2,800            $       244,944
Franklin Resources, Inc.                       E            2,600            $       181,090

QUALITY BOND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           D                             $     4,718,560
Credit Suisse Group                            D                             $     3,556,272
UBS                                            D                             $     3,061,923
Banc of America                                D                             $     2,792,453
The Goldman Sachs Group, Inc.                  D                             $     2,152,271
Merrill Lynch & Co., Inc.                      D                             $     2,099,137
Lehman Brothers Holdings, Inc.                 D                             $     1,284,629
Morgan Stanley                                 D                             $     1,116,941
Bank of America Corp.                          D                             $     1,045,507

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 D                             $    10,120,417
UBS                                            D                             $     5,992,759
JPMorgan Chase & Co.                           D                             $     4,982,116
CS First Boston Corp.                          D                             $     2,676,594

PIONEER FUND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E                             $       358,979

ZERO COUPON BOND PORTFOLIO            D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

The Trust newly commenced operation of seven Funds (Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio ) that it acquired from the Travelers Series Fund Inc. as of July 1, 2005. Shown below are the amounts of total commissionable transactions for the year ended October 3, 2004 and brokerage commissions paid by the former company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the Predecessor Funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. The Trust has provided all the relevant information obtained from the predecessor funds, and in the future will provide any additional required data as from the date of acquisition of the new Funds.

Brokerage Business Placed With CGM

                                                                                  % OF FUND'S AGGREGATE      TOTAL SOFT DOLLAR
                                                           $ AMOUNT OF TOTAL         DOLLAR AMOUNT OF       COMMISSIONS PAID TO
                                  $ AMOUNT OF TOTAL          COMMISSIONABLE       TRANSACTIONS INVOLVING      BROKERS PROVIDING
                                    COMMISSIONABLE       TRANSACTIONS DIRECTED      COMMISSIONS EFFECTED    RESEARCH SERVICES IN
FUND                             TRANSACTIONS IN 2004           TO CGM                  THROUGH CGM                 2004
--------------------------       --------------------    ---------------------    ----------------------    --------------------
AIM Capital
Appreciation                     $        328,652,352    $          72,846,228                     22.17%   $             40,657
Travelers Managed Income         $                  0                       --                        --                      --
SB Strategic Total
Return Bond                      $            106,762                        0                        --    $                  0
MFS Total Return                 $      1,010,743,949                        0                        --    $                  0
Pioneer Strategic Income         $             33,489                        0                        --    $                  0
Strategic Equity                 $      2,160,980,023                        0                        --    $                  0
Van Kampen Enterprise            $        281,686,198    $          20,896,333                      7.42%   $                  0

Total brokerage commissions paid by Predecessor Funds:

                                                                  % OF TOTAL
                                                              COMMISSIONS PAID BY
FUNDS                                           2004           EACH FUND FOR 2004          2003              2002
---------------------------------------
AIM Capital Appreciation                  $        361,794                  0.110%   $        296,245   $        373,339
Travelers Managed Income                  $              0                     --    $              0   $              0
Salomon Brothers Strategic Total Return   $              0                  0.000%   $              0   $              0
MFS Total Return                          $      1,436,664                  0.142%   $        958,988   $      1,145,750
Pioneer Strategic Income                  $            115                  0.345%   $          3,340   $            154
Strategic Equity                          $      3,130,217                  0.145%   $      2,059,774   $      2,777,976
Van Kampen Enterprise                     $        337,420                  0.120%   $        373,475   $        440,646

Commissions paid by Predecessor Funds to CGM

FUNDS                                       2004                             2003                               2002
--------------------------
                              Commissions      Percentage of     Commissions    Percentage of      Commissions     Percentage of
                              paid to CGM          total         paid to CGM        total          paid to CGM         total
                                                commissions                      commissions                        commissions
                                                   paid                             paid                                paid
AIM Capital Appreciation    $         48,222           13.33%    $       3,883           1.31%     $      14,893             3.99%
Travelers Managed Income                  --                                                               --                  --
Salomon Brothers Strategic
Total Return                              --                                                               --                  --
MFS Total Return            $              0            0.00%    $           0           0.00%     $          55             0.00%
Pioneer Strategic Income    $              0            0.00%    $           0           0.00%     $           0             0.00%
Strategic Equity            $              0            0.00%    $      55,189           2.68%     $     164,769             5.93%
Van Kampen Enterprise       $         30,012            8.89%    $      24,297           6.51%     $      39,993             9.08%

For the fiscal year ended October 31, 2004, the Predecessor Funds held the following securities issued by the regular broker-dealers:

AIM CAPITAL APPRECIATION PORTFOLIO     D= DEBT / E= EQUITY      MARKET VALUE
----------------------------------     -------------------     --------------
JPMorgan Chase & Co.                             E             $    2,053,520
Bank of America Securities                       E             $    2,015,550
Goldman Sachs & Co.                              E             $      875,582


MANAGED INCOME PORTFOLIO               D= DEBT / E= EQUITY       MARKET VALUE
-------------------------              -------------------     --------------
UBS Paine Webber                                 D             $    5,202,880
JPMorgan Chase & Co.                             D             $    2,561,798
Wachovia Securities                              D             $    2,416,534
CS First Boston                                  D             $    2,302,268
Goldman Sachs & Co.                              D             $    2,283,134
Merrill Lynch, Pierce, Fenner & Smith            D             $    2,015,458
Lehman Brothers                                  D             $    1,696,597
Bank of America Securities                       D             $    1,578,681


SB STRATEGIC TOTAL RETURN BOND         D= DEBT / E= EQUITY      MARKET VALUE
------------------------------         -------------------     --------------
Morgan Stanley                                   D             $       84,655
Bear Stearns                                     D             $       84,457
Bank of America Securities                       D             $       82,293
JPMorgan Chase & Co.                             D             $       79,152
Lehman Brothers                                  D             $       24,903


MFS TOTAL RETURN                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Merrill Lynch, Pierce, Fenner & Smith            D             $    1,360,525
Merrill Lynch, Pierce, Fenner & Smith            E             $   14,323,228
Goldman Sachs & Co.                              D             $    2,131,580
Goldman Sachs & Co.                              E             $    6,481,274
Bank of America Securities                       D             $    3,123,896
Bank of America Securities                       E             $   23,411,375
Bear Stearns                                     D             $      508,883
Morgan Stanley                                   D             $    1,879,502
Morgan Stanley                                   E             $    6,192,108
Lehman Brothers                                  D             $    1,587,553

Wachovia Securities                              D             $      863,189
Wachovia Securities                              E             $    2,189,845
CS First Boston                                  D             $    4,115,061
JPMorgan Chase & Co.                             D             $    2,020,899
JPMorgan Chase & Co.                             E             $   23,305,059
Deutsche Bank                                    D             $    1,236,360


PIONEER STRATEGIC INCOME               D= DEBT / E= EQUITY      MARKET VALUE
------------------------               -------------------     --------------
CS First Boston                                  D             $       70,609
Morgan Stanley                                   D             $      875,824
Merrill Lynch                                    D             $       99,873


STRATEGIC EQUITY                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Morgan Stanley                                   E             $   11,132,511
Goldman Sachs & Co.                              E             $    7,594,936
Bank of America Securities                       E             $    2,561,988
Wachovia Securities                              E             $      994,042


VAN KAMPEN ENTERPRISE                  D= DEBT / E= EQUITY      MARKET VALUE
---------------------                  -------------------     --------------
Bank of America Securities                       E             $    1,813,995
JPMorgan Chase & Co.                             E             $    1,225,550
Merrill Lynch                                    E             $      965,526

                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook. A higher portfolio turnover rate may result in higher transaction costs, including brokerage commissions.

FUND                                          2004     2003
----                                          ----     ----
Convertible Securities Portfolio...........     32%      44%
Disciplined Mid Cap Stock..................     91%      61%

FUND                                          2004     2003
----                                          ----     ----
Equity Income..............................    119%     141%
Federated High Yield.......................     38%      57%
Federated Stock............................     31%      41%
Large Cap..................................     56%      60%
Lazard International Stock.................     59%      44%
MFS Mid Cap Growth.........................     81%      98%
MFS Value Portfolio........................     47%      57%
ML Large Cap Core..........................    136%     182%
Travelers Quality Bond.....................      90     191%
U.S. Government Securities.................    150%     143%
Pioneer Fund Portfolio.....................     19%      98%
Zero Coupon Bond Fund, 2005................      0%       0%
Strategic Equity...........................    213%     167%
AIM Capital Appreciation...................     71%      49%
Van Kampen Enterprise......................    157%     123%
MFS Total Return...........................     66%      49%
Salomon Brothers Strategic Total Return....     42%      68%
Travelers Managed Income...................    123%     163%
Pioneer Strategic Income...................     56%     141%

                               FUND ADMINISTRATION

TIA acts as administrator to the TIA Portfolios. The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to all the TAMIC Portfolios, except Travelers Managed Income Portfolio, for which TAMIC is the administrator. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Funds. The administrators pay State Street, as sub-administrator, a fee calculated for each Fund according to the following fee schedule:

         AVERAGE ASSETS                      ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
         --------------                      -------------------------------------------------
         First $100 Million / Fund                                    0.0335%
         Next $100 Million / Fund                                       0.02%
         Thereafter up to $12.5 Billion in assets                       0.01%
         Assets exceeding $12.5 Billion                                0.001%
         Minimum / Fund                                       $       40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005. The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                     2004           2003           2002
------                                ------------   ------------   ------------
Convertible Securities Portfolio...   $     56,195   $     35,345   $     29,293
Disciplined Mid Cap Stock .........   $    106,038   $     78,028   $     69,737
Equity Income .....................   $    119,813   $     41,808             --
Federated High Yield ..............   $     48,071   $     37,321   $     25,156
Federated Stock ...................   $      8,823   $     16,813   $     20,789
Large Cap .........................   $     47,929   $     29,926             --
Lazard International Stock ........   $     92,801   $     63,071   $     66,811

MFS Mid Cap Growth ................   $    119,546   $     95,640   $    112,901
MFS Value .........................   $     23,475   $     20,203   $     19,129
ML Large Cap Core .................   $     69,784   $     64,365   $     80,057
Travelers Quality Bond ............   $    119,176   $    127,802   $    108,109
U.S. Government Securities ........   $    126,365   $    143,027   $    103,175
Pioneer Fund Portfolio ............   $     17,428   $     13,786   $     16,927
Zero Coupon Bond Fund (Series 2005)   $      3,169   $      4,104   $      3,654
AIM Capital Appreciation ..........   $    208,329   $    165,705   $    211,799
Travelers Managed Income ..........             --             --             --
Salomon Brothers Strategic Total
 Return ...........................   $     18,952   $     22,782             --
MFS Total Return ..................   $  1,090,101   $    898,007   $    860,334
Pioneer Strategic Income ..........   $     98,550   $    101,278   $    114,868
Strategic Equity ..................   $    538,728   $    513,933   $    713,673
Van Kampen Enterprise .............   $     89,540   $     94,252   $    142,730

Prior to July 1, 2003, the Trust, or behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2002 and 2003, the Fund administration fees for Large Cap Portfolio were $79,138 and $33,429, respectively and for Equity Income Portfolio were $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 29 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment
     .    no more than 70% by any two investments
     .    no more than 80% by any three investments
     .    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years prior to the expiration of the applicable carryforward.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      995,983           2010

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      139,166           2011
    Federated High Yield Portfolio         $    4,648,588           2009
    Federated High Yield Portfolio         $    6,217,956           2010
    Federated High Yield Portfolio         $    1,599,086           2011
        Federated Stock Portfolio          $      776,231           2011
            Large Cap Portfolio            $   34,154,428           2009
            Large Cap Portfolio            $   52,058,326           2010
            Large Cap Portfolio            $   14,415,260           2011
Mondrian International Stock Portfolio     $    3,632,501           2009
Mondrian International Stock Portfolio     $   22,825,140           2010
Mondrian International Stock Portfolio     $    7,456,114           2011
Merrill Lynch Large Cap Core Portfolio     $   38,357,682           2009
Merrill Lynch Large Cap Core Portfolio     $   38,835,384           2010
      MFS Mid Cap Growth Portfolio         $    7,213,977           2009
      MFS Mid Cap Growth Portfolio         $  221,143,577           2010
          Pioneer Fund Portfolio           $      389,670           2009
          Pioneer Fund Portfolio           $   12,362,910           2010
          Pioneer Fund Portfolio           $    1,284,282           2011
  Travelers Quality Bond Portfolio         $    1,232,729           2011
  Travelers Quality Bond Portfolio         $      452,203           2012

As of October 31, 2004, the following Funds have capital loss "carryforwards" as indicated below.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           OCTOBER 31,
----------------------------------------   --------------    -----------------
Salomon Brothers Strategic Total Return    $      759,000           2007
            Bond Portfolio
Salomon Brothers Strategic Total Return    $      938,000           2008
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       42,000           2009
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       20,000           2010
            Bond Portfolio
  AIM Capital Appreciation Portfolio       $   27,595,000           2009
  AIM Capital Appreciation Portfolio       $   25,304,000           2010
  AIM Capital Appreciation Portfolio       $   11,887,000           2011
  Pioneer Strategic Income Portfolio       $    1,028,000           2006
  Pioneer Strategic Income Portfolio       $    5,086,000           2007
  Pioneer Strategic Income Portfolio       $    3,077,000           2008
  Pioneer Strategic Income Portfolio       $    7,414,000           2009
  Pioneer Strategic Income Portfolio       $   11,399,000           2010
  Pioneer Strategic Income Portfolio       $    2,263,000           2011
      Strategic Equity Portfolio           $  231,371,000           2010
    Van Kampen Enterprise Portfolio        $   27,341,000           2009
    Van Kampen Enterprise Portfolio        $   34,688,000           2010
    Van Kampen Enterprise Portfolio        $    8,209,000           2011
        Travelers Managed Income           $    4,796,000           2011
        Travelers Managed Income           $      533,000           2012

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Funds' "average annual total return" figures that are in the prospectuses are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which these Funds are investment options. The performance of the Funds will vary in response to fluctuations in market conditions, interest rates, the composition of the Funds' investments, and expenses. These figures are historical and are not a guarantee of future performance.

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P (1+T)/n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser's or, as applicable, the Subadviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Adviser of the Subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Trust publishes the quarterly percentage portfolio holdings for each of the Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                              FINANCIAL STATEMENTS

Except for the Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios, whose fiscal year end is October 31st, the Funds' fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent auditor selected to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Trust. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Trust.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Sullivan & Worcester serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

     (1)  High Grade

     (2)  Investment Grade

     (3)  Medium Grade

     (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

     1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. B: An issue that is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

     a.   Likelihood of default

     b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     c.   Nature of and provisions of the obligation; and

     d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

     1. AAA-- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. AAA -- Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high-grade bonds. AA bonds are rated lower than AAA bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds that are rated BAA are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA -- Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

     Fitch ratings are as follows--

     1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA" Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

     3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

     7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     8. CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     9.   C-- Bonds are in imminent default in payment of interest or principal.

     10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD", "DD," or "D" categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
________________________________________________________________________________

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the subadviser. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from a subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.
                                                               ___________

                                 TIMCO AND SABAM
                      PROXY VOTING POLICIES AND PROCEDURES

TIMCO and SaBAM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO and SaBAM became indirect wholly owned subsidiaries of Legg Mason. TIMCO and SaBAM and all portfolio management personnel retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      FIDELITY FUND PROXY VOTING GUIDELINES
                         (FUNDS SUB-ADVISED BY FMR CO.)
                                   MARCH 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity Income Portfolio and Large Cap Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

     For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

  .  Whether the repricing proposal excludes senior management and directors;

  . Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

  . Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

  . Whether the restricted stock award exchange proposal excludes senior management and directors;

  . Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

  . Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

     B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

     A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

     A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                               FEDERATED INVESTORS
                             PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Curtis R. Gross)

           Senior Portfolio Manager (William C. Dierker)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

               1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

               2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

               3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

               4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                    . That the Advisers have a significant business relationship with the Interested Company;

                    .    The proposals regarding which proxies were cast;

                    . Any material communications between the Advisers and the Interested Company regarding the proposal; and

                    . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

               5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                               FEDERATED INVESTORS
                            PROXY VOTING POLICIES AND
                                    PRACTICES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     . In favor of the full slate of directors nominated in an uncontested election;

     . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     .    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

     . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

     .    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                  FEBRUARY 2005

INTRODUCTION

Mondrian Investment Partners Limited("MIP") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Head of Compliance. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides MIP with its own proxy voting guidelines, MIP will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

     . there are concerns about the accounts presented or audit procedures used; or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     . there are serious concerns about the accounts presented or the audit procedures used;

     .    the auditors are being changed without explanation; or

     . non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

     . there are serious concerns about the statutory reports presented or the audit procedures used;

     . questions exist concerning any of the statutory auditors being appointed; or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

     .    Adequate disclosure has not been met in a timely fashion;

     .    There are clear concerns over questionable finances or restatements;

     .    There have been questionable transactions with conflicts of interest;

     . There are any records of abuses against minority shareholder interests; and

     .    the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Generally vote FOR discharge of the board and management, unless:

     . there are serious questions about actions of the board or management for the year in question; or

     .    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
__________________

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
___________________

Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

     .    clear evidence of past abuse of the authority is available; or

     .    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Generally vote FOR mergers and acquisitions, unless:

     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

RE-INCORPORATION PROPOSALS:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

                        MERRILL LYNCH INVESTMENT MANAGERS
                             PROXY VOTING GUIDELINES
                                DECEMBER 17, 2002

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,/2/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA")./3/ When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies./4/

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts./5/

----------

/1/ In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
/2/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).
/3/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/4/ Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.
/5/ To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties./6/ As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./7/

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote./8/ All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

----------

/6/ If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
/7/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.
/8/ The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

Voting Proxies for Foreign Companies. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM Affiliates. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

----------

/9/ SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

          VOTE and DESCRIPTION
     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business voted to implement or renew a "dead-hand" poison pill ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.
     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
     A.3  FOR proposals to declassify Boards of Directors
     A.4  AGAINST proposals to classify Boards of Directors
     A.5  AGAINST proposals supporting cumulative voting
     A.6  FOR proposals eliminating cumulative voting
     A.7  FOR proposals supporting confidential voting
     A.8  FOR proposals seeking election of supervisory board members
     A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST proposals for term limits for directors A.11 AGAINST proposals to establish a mandatory retirement age for directors
     A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.
     A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors
     A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
     A.17 FOR proposals to elect account inspectors
     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
     A.19 FOR proposals permitting shareholder ability to nominate directors directly
     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
     A.21 FOR proposals permitting shareholder ability to remove directors directly
     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for
          . auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent
          . auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation
          . on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company
     B.2  FOR proposal seeking authorization to fix the remuneration of auditors
     B.3  FOR approving internal statutory auditors

     C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
     C.2  FOR proposals to eliminate retirement benefits for outside directors
     C.3 AGAINST proposals to establish retirement benefits for outside directors
     C.4 FOR proposals approving the remuneration of directors or of supervisory board members
     C.5  AGAINST proposals to reprice stock options
     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.
     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
     C.8  AGAINST proposals seeking to pay outside directors only in stock
     C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights
     D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
     D.3  FOR proposals approving share repurchase programs
     D.4  FOR proposals to split a company's stock
     D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill
     E.2  FOR proposals seeking to redeem a poison pill
     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR proposals to change the company's name

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
     F.2 FOR proposals designating two shareholders to keep minutes of the meeting
     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
     F.4 FOR proposals approving the discharge of management and the supervisory board
     F.5  FOR proposals approving the allocation of income and the dividend
     F.6 FOR proposals seeking authorization to file required documents/other formalities
     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
     F.8  FOR proposals appointing inspectors of elections
     F.9  FOR proposals electing a chair of the meeting
     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet
     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     G.1 AGAINST proposals seeking to have companies adopt international codes of conduct
     G.2  AGAINST proposals seeking to have companies report on:
          .    environmental liabilities;
          .    bank lending policies;
          .    corporate political contributions or activities;
          .    alcohol advertising and efforts to discourage drinking by minors;
          .    costs and risk of doing business in any individual country;
          .    involvement in nuclear defense systems
     G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
     G.4  AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

     Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

     We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders.

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

     We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          .    Proposed use of the additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                    B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                    C = SHARES GRANTED BUT UNEXERCISED AND
                    D = SHARES OUTSTANDING.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          . We are generally in favor of proposals that increase participation beyond executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                   APPENDIX B
                                   __________

--------------------------------------------------------------------------------

                          JANUS CAPITAL MANAGEMENT LLC

                             PROXY VOTING PROCEDURES
                                  DECEMBER 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are

----------
/1/ All references to portfolio managers include assistant portfolio managers.

processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.
     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).
     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.
     9. Janus will generally vote with management regarding proposals to declassify a board.
     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.
     15. Janus will generally vote in favor of proposals requiring the expensing of options.
     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
     17. Janus will generally oppose proposals regarding the repricing of underwater options.
     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.
     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.
     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.
     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.
     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*
     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
     34. Janus will generally vote in favor of proposals regarding changes in company name.
     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").
     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
     39. Janus will generally vote in favor of proposals to adopt cumulative voting.
     40. Janus will generally vote in favor of proposals to require that voting be confidential.
     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

          (1)  Keep a record of each proxy received

          (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

          (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

          (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

     (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

     (2)  Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

     Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

     (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.   Disclosure

          (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                            _________________
               information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

          (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

     (1) Copies of these proxy voting policies and procedures and any amendments thereto.

     (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

     (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

     (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

  A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.   MFS' Policy on Specific Issues

          ELECTION OF DIRECTORS
          _____________________

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
     (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          CLASSIFIED BOARDS
          _________________

     MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

               Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS
               __________________________

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION
               ______________________

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS
               _____________________________

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"
               ___________________

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES
               ______________________

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS
               ____________________________________________

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS
               ___________________

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING
               _________________

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS
               ____________________________________

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS
               ____________________

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               FOREIGN ISSUERS - SHARE BLOCKING
               ________________________________

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

               SOCIAL ISSUES
               _____________

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.   ADMINISTRATIVE PROCEDURES
     _________________________

     1.   MFS PROXY REVIEW GROUP
          ______________________

          The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   POTENTIAL CONFLICTS OF INTEREST
          _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

     3.   GATHERING PROXIES
          _________________

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

     4.   ANALYZING PROXIES
          _________________

          After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (E.G., those involving only uncontested elections of directors and the appointment of auditors)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (E.G., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          ______________

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and

----------
/2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

     clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

          MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.   REPORTS
          _______

MFS Funds

          Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          AS AMENDED SEPTEMBER 16, 2004

PROXY POLICIES:

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     . Attend less than 75 percent of the board and committee meetings without a valid excuse;

     .    Implement or renew a dead-hand or modified dead-hand poison pill;

     .    Sit on the boards of an excessive number of companies;

     . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry;

     .    Management's track record;

     .    Portfolio manager's assessment;

     .    Qualifications of director nominees (both slates);

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     . It is not clear that the auditors will be able to fulfill their function;

     . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     . We will generally abstain from shareholder social and environmental proposals.

     . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

     . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     . We will generally vote for proposals to lower barriers to shareholder action.

     . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

     . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

PROXY COMMITTEE PROCEDURES:

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issueswhere AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

BUSINESS/DISASTER RECOVERY:

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

RESTRICTIONS AFFECTING VOTING:

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

CONFLICT OF INTEREST:

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

FUND OF FUNDS:

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
Effective Date:                                             May 5, 2003
--------------------------------------------------------------------------------
Last Revision Date:                                         March 29, 2005
--------------------------------------------------------------------------------

I.   INTRODUCTION

          DEUTSCHE ASSET MANAGEMENT (DEAM)/4/ HAS ADOPTED AND IMPLEMENTED THE FOLLOWING POLICIES AND PROCEDURES, WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED IN THE BEST ECONOMIC INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES AND SEC RULE 206(4)-6 UNDER THE INVESTMENT ADVISERS ACT OF 1940. IN ADDITION TO SEC REQUIREMENTS GOVERNING ADVISERS, DEAM'S PROXY POLICIES REFLECT THE FIDUCIARY STANDARDS AND RESPONSIBILITIES FOR ERISA ACCOUNTS SET OUT IN DEPARTMENT OF LABOR BULLETIN 94-2, 29 CFR 2509.94-2 (JULY 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

          PROXY VOTES ARE THE PROPERTY OF DEAM'S ADVISORY CLIENTS./5/ AS SUCH, DEAM'S AUTHORITY AND RESPONSIBILITY TO VOTE SUCH PROXIES DEPEND UPON ITS CONTRACTUAL RELATIONSHIPS WITH ITS CLIENTS. DEAM HAS DELEGATED RESPONSIBILITY FOR EFFECTING ITS ADVISORY CLIENTS' PROXY VOTES TO INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AN INDEPENDENT THIRD-PARTY PROXY VOTING SPECIALIST . ISS VOTES DEAM'S ADVISORY CLIENTS' PROXIES IN ACCORDANCE WITH DEAM'S PROXY GUIDELINES OR DEAM'S SPECIFIC INSTRUCTIONS. WHERE A CLIENT HAS GIVEN SPECIFIC INSTRUCTIONS AS TO HOW A PROXY SHOULD BE VOTED, DEAM WILL NOTIFY ISS TO CARRY OUT THOSE INSTRUCTIONS. WHERE NO SPECIFIC INSTRUCTIONS EXISTS, DEAM WILL FOLLOW THE PROCEDURES IN VOTING THE PROXIES SET FORTH IN THIS DOCUMENT.

          DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES FOR INVESTMENT COMPANIES AND OTHER CLIENTS FOR WHICH IT SERVES AS INVESTMENT ADVISER. WITH RESPECT TO CLIENT ACCOUNTS THAT ARE SUB-ADVISED BY AN AFFILIATED OR UNAFFILIATED INVESTMENT ADVISER, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES, OR SUCH RESPONSIBILITIES MAY BE DELEGATED TO THE SUB-ADVISER. SIMILARLY, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES WITH RESPECT TO ADVISORY CLIENT ACCOUNTS FOR WHICH IT SERVES AS INVESTMENT SUB-ADVISER.

     III.POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

----------
/4/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/5/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          DEAM HAS ADOPTED THE FOLLOWING POLICIES AND PROCEDURES TO ENSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE BEST ECONOMIC INTEREST OF ITS CLIENTS, AS DETERMINED BY DEAM IN GOOD FAITH AFTER APPROPRIATE REVIEW.

2.   THE PROXY VOTING WORKING GROUP

     THE PROXY VOTING WORKING GROUP (THE "PVWG") IS AN INTERNAL WORKING GROUP ESTABLISHED BY DEAM'S INVESTMENT COMMITTEE PURSUANT TO A WRITTEN CHARTER. THE PVWG IS RESPONSIBLE FOR OVERSEEING DEAM'S PROXY VOTING ACTIVITIES,
     INCLUDING:

          (I)  ADOPTING, MONITORING AND UPDATING GUIDELINES, ATTACHED AS EXHIBIT
                                                                         _______
               A (THE "GUIDELINES"), THAT PROVIDE HOW DEAM WILL GENERALLY VOTE
               _
               PROXIES PERTAINING TO A COMPREHENSIVE LIST OF COMMON PROXY VOTING MATTERS;

          (II) VOTING PROXIES WHERE (A) THE ISSUES ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTION OR THE GUIDELINES; (B) THE GUIDELINES SPECIFY THAT THE ISSUES ARE TO BE DETERMINED ON A CASE-BY-CASE BASIS; OR
               (C) WHERE AN EXCEPTION TO THE GUIDELINES MAY BE IN THE BEST ECONOMIC INTEREST OF DEAM'S CLIENTS; AND

          (III)MONITORING THE PROXY DEPARTMENT'S PROXY VOTING ACTIVITIES (SEE BELOW):

     DEAM'S PROXY DEPARTMENT, A UNIT OF DEAM'S ASSET MANAGEMENT OPERATIONS GROUP, IS RESPONSIBLE FOR COORDINATING WITH ISS TO ADMINISTER DEAM'S PROXY VOTING PROCESS AND FOR VOTING PROXIES IN ACCORDANCE WITH ANY SPECIFIC CLIENT INSTRUCTIONS OR, IF THERE ARE NONE, THE GUIDELINES, AND OVERSEEING ISS' PROXY RESPONSIBILITIES IN THIS REGARD.

          3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

          COPIES OF THESE POLICIES AND PROCEDURES, AS THEY MAY BE UPDATED FROM TIME TO TIME, ARE MADE AVAILABLE TO CLIENTS AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION. CLIENTS MAY ALSO OBTAIN INFORMATION ON HOW THEIR PROXIES WERE VOTED BY DEAM AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION; HOWEVER, DEAM MUST NOT SELECTIVELY DISCLOSE ITS INVESTMENT COMPANY CLIENTS' PROXY VOTING RECORDS. THE PROXY DEPARTMENT WILL MAKE PROXY VOTING REPORTS AVAILABLE TO ADVISORY CLIENTS UPON REQUEST. THE INVESTMENT COMPANIES' PROXY VOTING RECORDS WILL BE DISCLOSED TO SHAREHOLDERS BY MEANS OF PUBLICLY-AVAILABLE ANNUAL FILINGS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE 30 (SEE "RECORDKEEPING" BELOW).

     IV. PROCEDURES

          THE KEY ASPECTS OF DEAM'S PROXY VOTING PROCESS ARE AS FOLLOWS:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          THE PVWG WILL REVIEW THE GUIDELINES AS NECESSARY TO SUPPORT THE BEST ECONOMIC INTERESTS OF DEAM'S CLIENTS AND, IN ANY EVENT, AT LEAST ANNUALLY. THE PVWG WILL MAKE CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, TAKING SOLELY INTO ACCOUNT THE BEST ECONOMIC INTERESTS OF CLIENTS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, AND THE PVWG CHAIR WILL ASK PVWG MEMBERS WHETHER ANYONE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE AND WHETHER ANY MEMBER HAS A CONFLICT OF INTEREST WITH RESPECT TO THE PROPOSED CHANGE. IF ANY SUCH MATTER IS REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE (SEE BELOW) AND WILL DEFER THE APPROVAL, IF POSSIBLE. LASTLY, THE PVWG WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

          THE GUIDELINES MAY REFLECT A VOTING POSITION THAT DIFFERS FROM THE ACTUAL PRACTICES OF THE PUBLIC COMPANY(IES) WITHIN THE DEUTSCHE BANK ORGANIZATION OR OF THE INVESTMENT COMPANIES FOR WHICH DEAM OR AN AFFILIATE SERVES AS INVESTMENT ADVISER OR SPONSOR. INVESTMENT COMPANIES, PARTICULARLY CLOSED-END INVESTMENT COMPANIES, ARE DIFFERENT FROM TRADITIONAL OPERATING COMPANIES. THESE DIFFERENCES MAY CALL FOR DIFFERENCES IN VOTING POSITIONS ON THE SAME MATTER. FURTHER, THE MANNER IN WHICH DEAM VOTES INVESTMENT COMPANY PROXIES MAY DIFFER FROM PROPOSALS FOR WHICH A DEAM-ADVISED OR SPONSORED INVESTMENT COMPANY SOLICITS PROXIES FROM ITS SHAREHOLDERS. AS REFLECTED IN THE GUIDELINES, PROXIES SOLICITED BY CLOSED-END (AND OPEN-END) INVESTMENT COMPANIES ARE GENERALLY VOTED IN ACCORDANCE WITH THE PRE-DETERMINED GUIDELINES OF ISS. SEE SECTION IV.3.B.

               2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          THE PROXY DEPARTMENT HEAD WILL REFER TO THE PVWG ALL PROXY PROPOSALS
          (I) THAT ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTIONS OR THE GUIDELINES; OR (II) THAT, ACCORDING TO THE GUIDELINES, SHOULD BE EVALUATED AND VOTED ON A CASE-BY-CASE BASIS.

          ADDITIONALLY, IF A MEMBER OF THE PROXY DEPARTMENT, THE PROXY DEPARTMENT HEAD, THE PVWG CHAIR OR ANY MEMBER OF THE PVWG, A PORTFOLIO MANAGER, A RESEARCH ANALYST OR A SUB-ADVISER BELIEVES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THAT INDIVIDUAL MAY BRING THE MATTER TO THE ATTENTION OF THE PVWG CHAIR AND/OR THE PROXY DEPARTMENT HEAD./6/

          IF THE PROXY DEPARTMENT REFERS A PROXY PROPOSAL TO PVWG OR PVWG DETERMINES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES IS NOT IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THE PVWG WILL EVALUATE AND VOTE THE PROXY, SUBJECT TO THE PROCEDURES BELOW REGARDING CONFLICTS.

          THE PVWG ENDEAVORS TO HOLD MEETINGS TO DECIDE HOW TO VOTE PARTICULAR PROXIES SUFFICIENTLY BEFORE THE VOTING DEADLINE SO THAT THE PROCEDURES BELOW REGARDING CONFLICTS CAN BE COMPLETED BEFORE THE PVWG'S VOTING DETERMINATION.

----------
/6/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

               3.   CERTAIN PROXY VOTES MAY NOT BE CAST

          IN SOME CASES, THE PVWG MAY DETERMINE THAT IT IS IN THE BEST ECONOMIC INTERESTS OF ITS CLIENTS NOT TO VOTE CERTAIN PROXIES. FOR EXAMPLE, IT IS DEAM'S POLICY NOT TO VOTE PROXIES OF ISSUERS SUBJECT TO LAWS OF THOSE JURISDICTIONS THAT IMPOSE RESTRICTIONS UPON SELLING SHARES AFTER PROXIES ARE VOTED, IN ORDER TO PRESERVE LIQUIDITY. IN OTHER CASES, IT MAY NOT BE POSSIBLE TO VOTE CERTAIN PROXIES, DESPITE GOOD FAITH EFFORTS TO DO SO. FOR EXAMPLE, SOME JURISDICTIONS DO NOT PROVIDE ADEQUATE NOTICE TO SHAREHOLDERS SO THAT PROXIES MAY BE VOTED ON A TIMELY BASIS. VOTING RIGHTS ON SECURITIES THAT HAVE BEEN LOANED TO THIRD-PARTIES TRANSFER TO THOSE THIRD-PARTIES, WITH LOAN TERMINATION OFTEN BEING THE ONLY WAY TO ATTEMPT TO VOTE PROXIES ON THE LOANED SECURITIES. LASTLY, THE PVWG MAY DETERMINE THAT THE COSTS TO THE CLIENT(S) ASSOCIATED WITH VOTING A PARTICULAR PROXY OR GROUP OF PROXIES OUTWEIGHS THE ECONOMIC BENEFITS EXPECTED FROM VOTING THE PROXY OR GROUP OF PROXIES.

          THE PROXY DEPARTMENT HEAD WILL COORDINATE WITH THE PVWG CHAIR REGARDING ANY SPECIFIC PROXIES AND ANY CATEGORIES OF PROXIES THAT WILL NOT OR CANNOT BE VOTED. THE REASONS FOR NOT VOTING ANY PROXY SHALL BE DOCUMENTED.

               4.   CONFLICT OF INTEREST PROCEDURES

          A.  PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE
              __________________________________________________________________

OVERRIDING PRINCIPLE. In the limited circumstances where the PVWG votes proxies,/7/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./8/

          INDEPENDENCE OF THE PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          CONFLICT REVIEW PROCEDURES. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting

----------
/7/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/8/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

          process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

               Upon completion of the investigation, the Conflicts Review
                    Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

               If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          PROCEDURES TO BE FOLLOWED BY THE PVWG. AT THE BEGINNING OF ANY DISCUSSION REGARDING HOW TO VOTE ANY PROXY, THE PVWG CHAIR (OR HIS OR HER DELEGATE) WILL INQUIRE AS TO WHETHER ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO) OR ANY PERSON PARTICIPATING IN THE PROXY VOTING PROCESS HAS A PERSONAL CONFLICT OF INTEREST OR HAS ACTUAL KNOWLEDGE OF AN ACTUAL OR APPARENT CONFLICT THAT HAS NOT BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          THE PVWG CHAIR ALSO WILL INQUIRE OF THESE SAME PARTIES WHETHER THEY HAVE ACTUAL KNOWLEDGE REGARDING WHETHER ANY DIRECTOR, OFFICER OR EMPLOYEE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT, HAS: (I) REQUESTED THAT DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF) OR A PVWG MEMBER VOTE A PARTICULAR PROXY IN A CERTAIN MANNER; (II) ATTEMPTED TO INFLUENCE DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF), A PVWG MEMBER OR ANY OTHER PERSON IN CONNECTION WITH PROXY VOTING ACTIVITIES; OR (III) OTHERWISE COMMUNICATED WITH A PVWG MEMBER OR ANY OTHER PERSON PARTICIPATING OR PROVIDING INFORMATION TO THE PVWG REGARDING THE PARTICULAR PROXY VOTE AT ISSUE, AND WHICH INCIDENT HAS NOT YET BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          IF ANY SUCH INCIDENT ARE REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE AND, IF POSSIBLE, WILL DELAY THE VOTE UNTIL THE CONFLICTS REVIEW COMMITTEE CAN COMPLETE THE CONFLICTS REPORT. IF A DELAY IS NOT POSSIBLE, THE CONFLICTS REVIEW COMMITTEE WILL INSTRUCT THE PVWG WHETHER ANYONE SHOULD BE RECUSED FROM THE PROXY VOTING PROCESS, OR WHETHER DEAM SHOULD SEEK

          INSTRUCTIONS AS TO HOW TO VOTE THE PROXY AT ISSUE FROM ISS OR, IF TIME PERMITS, AFFECTED CLIENTS. THESE INQUIRIES AND DISCUSSIONS WILL BE PROPERLY REFLECTED IN THE PVWG'S MINUTES.

          DUTY TO REPORT. ANY DEAM EMPLOYEE, INCLUDING ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO), THAT IS AWARE OF ANY ACTUAL OR APPARENT CONFLICT OF INTEREST RELEVANT TO, OR ANY ATTEMPT BY ANY PERSON OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT TO INFLUENCE, HOW DEAM VOTES ITS PROXIES HAS A DUTY TO DISCLOSE THE EXISTENCE OF THE SITUATION TO THE PVWG CHAIR (OR HIS OR HER DESIGNEE) AND THE DETAILS OF THE MATTER TO THE CONFLICTS REVIEW COMMITTEE. IN THE CASE OF ANY PERSON PARTICIPATING IN THE DELIBERATIONS ON A SPECIFIC VOTE, SUCH DISCLOSURE SHOULD BE MADE BEFORE ENGAGING IN ANY ACTIVITIES OR PARTICIPATING IN ANY DISCUSSION PERTAINING TO THAT VOTE.

          RECUSAL OF MEMBERS. THE PVWG WILL RECUSE FROM PARTICIPATING IN A SPECIFIC PROXY VOTE ANY PVWG MEMBERS (WHETHER VOTING OR EX OFFICIO) AND/OR ANY OTHER PERSON WHO (I) ARE PERSONALLY INVOLVED IN A MATERIAL CONFLICT OF INTEREST; OR (II) WHO, AS DETERMINED BY THE CONFLICTS REVIEW COMMITTEE, HAVE ACTUAL KNOWLEDGE OF A CIRCUMSTANCE OR FACT THAT COULD AFFECT THEIR INDEPENDENT JUDGMENT, IN RESPECT OF SUCH VOTE. THE PVWG WILL ALSO EXCLUDE FROM CONSIDERATION THE VIEWS OF ANY PERSON (WHETHER REQUESTED OR VOLUNTEERED) IF THE PVWG OR ANY MEMBER THEREOF KNOWS, OR IF THE CONFLICTS REVIEW COMMITTEE HAS DETERMINED, THAT SUCH OTHER PERSON HAS A MATERIAL CONFLICT OF INTEREST WITH RESPECT TO THE PARTICULAR PROXY, OR HAS ATTEMPTED TO INFLUENCE THE VOTE IN ANY MANNER PROHIBITED BY THESE POLICIES.

          IF, AFTER EXCLUDING ALL RELEVANT PVWG VOTING MEMBERS PURSUANT TO THE PARAGRAPH ABOVE, THERE ARE THREE OR MORE PVWG VOTING MEMBERS REMAINING, THOSE REMAINING PVWG MEMBERS WILL DETERMINE HOW TO VOTE THE PROXY IN ACCORDANCE WITH THESE POLICIES AND PROCEDURES. IF THERE ARE FEWER THAN THREE PVWG VOTING MEMBERS REMAINING, THE PVWG CHAIR WILL OBTAIN INSTRUCTIONS AS TO HOW TO HAVE THE PROXY VOTED FROM, IF TIME PERMITS, THE AFFECTED CLIENTS AND OTHERWISE FROM ISS.

          B.   Investment Companies and Affiliated Public Companies
               ____________________________________________________

               INVESTMENT COMPANIES. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST
               _________________________________________________

               DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     . DEUTSCHE BANK AMERICAS RESTRICTED ACTIVITIES POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     . DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND
          REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V. RECORDKEEPING

DEAM WILL MAINTAIN A RECORD OF EACH VOTE CAST BY DEAM THAT INCLUDES AMONG OTHER THINGS, COMPANY NAME, MEETING DATE, PROPOSALS PRESENTED, VOTE CAST AND SHARES VOTED. IN ADDITION, THE PROXY DEPARTMENT MAINTAINS RECORDS FOR EACH OF THE PROXY BALLOTS IT VOTES. SPECIFICALLY, THE DEPARTMENT'S RECORDS INCLUDE, BUT ARE NOT LIMITED TO:

     . THE PROXY STATEMENT (AND ANY ADDITIONAL SOLICITATION MATERIALS) AND RELEVANT PORTIONS OF ANNUAL STATEMENTS.

     . ANY ADDITIONAL INFORMATION CONSIDERED IN THE VOTING PROCESS THAT MAY BE OBTAINED FROM AN ISSUING COMPANY, ITS AGENTS OR PROXY RESEARCH FIRMS.

     . ANALYST WORKSHEETS CREATED FOR STOCK OPTION PLAN AND SHARE INCREASE ANALYSES

     .    PROXY EDGE PRINT-SCREEN OF ACTUAL VOTE ELECTION.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DEAM WILL MAINTAIN THE ABOVE RECORDS IN AN EASILY ACCESSIBLE PLACE FOR NO LESS THAN SIX YEARS FROM THE END OF THE FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE ON SUCH RECORD, THE FIRST THREE YEARS IN AN APPROPRIATE DEAM OFFICE.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

     VI.  THE PVWG'S OVERSIGHT ROLE

IN ADDITION TO ADOPTING THE GUIDELINES AND MAKING PROXY VOTING DECISIONS ON MATTERS REFERRED TO IT AS SET FORTH ABOVE, THE PVWG WILL MONITOR THE PROXY VOTING PROCESS BY REVIEWING SUMMARY PROXY INFORMATION PRESENTED BY ISS. THE PVWG WILL USE THIS REVIEW PROCESS TO DETERMINE, AMONG OTHER THINGS, WHETHER ANY CHANGES SHOULD BE MADE TO THE GUIDELINES. THIS REVIEW WILL TAKE PLACE AT LEAST QUARTERLY AND WILL BE DOCUMENTED IN THE PVWG'S MINUTES.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                                                    Attachment A

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS AND EXECUTIVES........................................81

     A. ELECTION OF DIRECTORS.................................................81

     B. CLASSIFIED BOARDS OF DIRECTORS........................................81

     C. BOARD AND COMMITTEE INDEPENDENCE......................................81

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS............................81

     E. QUALIFICATIONS OF DIRECTORS...........................................82

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.........................82

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD..................................

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II.  CAPITAL STRUCTURE........................................................82

     A. AUTHORIZATION OF ADDITIONAL SHARES....................................82

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK........................83

     C. STOCK SPLITS/REVERSE STOCK SPLITS.....................................83

     D. DUAL CLASS/SUPERVOTING STOCK..........................................83

     E. LARGE BLOCK ISSUANCE..................................................83

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.........................83

     G. SHARE REPURCHASES.....................................................83

     H. REDUCTIONS IN PAR VALUE...............................................83

III.    CORPORATE GOVERNANCE ISSUES...........................................84

     A. CONFIDENTIAL VOTING...................................................84

     B. CUMULATIVE VOTING.....................................................84

     C. SUPERMAJORITY VOTING REQUIREMENTS.....................................84

     D. SHAREHOLDER RIGHT TO VOTE.............................................84

IV.     COMPENSATION..........................................................85

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.............................85

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS..................................85

     C. GOLDEN PARACHUTES.....................................................86

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.................86

     E. OPTION EXPENSING......................................................86

V.   ANTI-TAKEOVER RELATED ISSUES.............................................86

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").............................86

     B. REINCORPORATION.......................................................86

     C. FAIR-PRICE PROPOSALS..................................................87

     D. EXEMPTION FROM STATE TAKEOVER LAWS....................................87

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS................................87

VI.     MERGERS & ACQUISITIONS................................................87

VII.    SOCIAL & POLITICAL ISSUES.............................................87

     A. LABOR & HUMAN RIGHTS..................................................88

     B. ENVIRONMENTAL ISSUES..................................................88

     C. DIVERSITY & EQUALITY..................................................88

     D. HEALTH & SAFETY.......................................................88

     E. GOVERNMENT/MILITARY...................................................89

     F. TOBACCO...............................................................89

VIII.   MISCELLANEOUS ITEMS...................................................89

     A. RATIFICATION OF AUDITORS..............................................89

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR......89

     C. AUDIT FIRM ROTATION...................................................90

     D. TRANSACTION OF OTHER BUSINESS.........................................90

     E. MOTIONS TO ADJOURN THE MEETING........................................90

     F. BUNDLED PROPOSALS.....................................................90

     G. CHANGE OF COMPANY NAME................................................90

     H. PROPOSALS RELATED TO THE ANNUAL MEETING...............................90

     I. INVESTMENT COMPANY PROXIES............................................90

     J. INTERNATIONAL PROXY VOTING............................................91

--------------------------------------------------------------------------------

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives
A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C. Board and Committee Independence

DeAM policy is to vote:
1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.
F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.
G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure
A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures.
Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.
G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.
H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues
A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.
B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:
a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, AND
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.
C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:
(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.
D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues
A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies
B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.
C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.
F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.
B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.
F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.
G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
I. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
J. International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

          DEUTSCHE ASSET MANAGEMENT INC.
          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
          INVESTMENT COMPANY CAPITAL CORP.
          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

..    Selection or ratification of auditors.

..    Approval of financial statements, director and auditor reports.

..    General updating/corrective amendments to the charter.

..    Proposals to limit Directors' liability and/or broaden indemnification of
     Directors.

..    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

..    Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

..    Proposals to eliminate cumulative voting.

..    Proposals to eliminate preemptive rights.

..    Proposals for confidential voting and independent tabulation of voting results.

..    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

     (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

..    Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

..    Proposals to increase the authorization of existing classes of common stock
     (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

..    Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

..    Proposals for share repurchase plans.

..    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

..    Proposals to effect stock splits.

..    Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     Compensation

..    Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

..    Proposals for employee stock purchase plans that permit discounts up to
     15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

..    Proposals for the establishment of employee stock option Plans and other employee ownership plans.

..    Proposals for the establishment of employee retirement and severance plans

     Anti-Takeover Matters

..    Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

..    Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

..    Proposals to establish cumulative voting rights in the election of directors.

..    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

..    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

..    Proposals to create "blank check" preferred stock.

..    Proposals relating to changes in capitalization by 100% or more.

..    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

..    Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

..    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     Corporate Transactions

..    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

..    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

..    Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

..    Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

     Anti-Takeover Provisions

..    Proposals requiring shareholder ratification of poison pills.

..    Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

..    Proposals requiring auditors to attend the annual meeting of shareholders.

..    Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

..    Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

..    Proposals requiring confidential voting.

..    Proposals to reduce or eliminate supermajority voting requirements.

..    Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

..    Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

..    Proposals that limit tenure of directors.

..    Proposals to limit golden parachutes.

..    Proposals requiring directors to own large amounts of stock to be eligible for election.

..    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

..    Proposals that limit retirement benefits or executive compensation.

..    Proposals requiring shareholder approval for bylaw or charter amendments.

..    Proposals requiring shareholder approval of executive compensation.

..    Proposals requiring shareholder approval of golden parachutes.

..    Proposals to eliminate certain anti-takeover related provisions.

..    Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

..    Proposals to declassify the Board of Directors (if management supports a classified board).

..    Proposals requiring a U.S. company to have a separate Chairman and CEO.

..    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

..    Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions. o
     Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

     (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

     (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

     (d) The Committee will meet on an ad hoc basis to (among other matters):
     (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

     (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   Proxy Voting Reports

     (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
           MANAGED ALLOCATION SERIES: CONSERVATIVE STRATEGY PORTFOLIO
             MANAGED ALLOCATION SERIES: MODERATE STRATEGY PORTFOLIO
       MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
        MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
            MANAGED ALLOCATION SERIES: AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2005

                          THE TRAVELERS SERIES TRUST

                       Convertible Securities Portfolio
                      Disciplined Mid Cap Stock Portfolio
                            Equity Income Portfolio
                        Federated High Yield Portfolio
                           Federated Stock Portfolio
                              Large Cap Portfolio
                Managed Allocation Series: Aggressive Portfolio
               Managed Allocation Series: Conservative Portfolio
                 Managed Allocation Series: Moderate Portfolio
           Managed Allocation Series: Moderate-Aggressive Portfolio
          Managed Allocation Series: Moderate-Conservative Portfolio
                       Mercury Large Cap Core Portfolio
               (formerly Merrill Lynch Large Cap Core Portfolio)
                         MFS Mid Cap Growth Portfolio
                              MFS Value Portfolio
                    Mondrian International Stock Portfolio
                (formerly Lazard International Stock Portfolio)
                            Pioneer Fund Portfolio
                        Pioneer Mid Cap Value Portfolio
                Style Focus Series: Small Cap Growth Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                       Travelers Quality Bond Portfolio
                     U.S. Government Securities Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S.stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
The Travelers Series Trust

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

CONVERTIBLE SECURITIES PORTFOLIO

For the 12 months ended December 31, 2005, the Travelers Convertible Securities Portfolio returned 0.34%. These shares underperformed the Portfolio's unmanaged benchmark, the Merrill Lynch Investment Grade Convertible Bonds Index,/i/ which returned 0.92% over the period. In comparison, the Lipper Variable Annuity Specialty/ Misc Funds Category Average returned 6.88% for the year ended December 31, 2005./ii/

For the period that the current manager has been managing the Portfolio (July 1, 2005 through December 31, 2005), the Portfolio returned 4.01%. This compares to returns of 5.09% for the Merrill Lynch Investment Grade Convertible Bonds Index and 10.11% for the Lipper Variable Annuity Specialty/ Misc funds category average./iii/

Q. WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

A. The most noteworthy feature of the U.S. convertible market during the year was the sharp decline in the market that took place in the first half of 2005 when, in a highly unusual circumstance, the convertible market actually underperformed a declining stock market (the convertible market, as represented by the Merrill Lynch Investment Grade Convertible Index, returned -3.97% for the six months, while the stock market as represented by the S&P 500 Index/iv/ returned -0.81%). Convertibles can normally be expected to lag behind a strongly rising equity market but also to decline by less than one that is falling. As widely reported in the financial press, it appears that the reason for the underperformance of convertibles in early 2005 may have been the convertible arbitrage strategy employed by some hedge funds. Returns in this particular hedge fund strategy had been relatively poor for about two years, leading to redemptions. Because the majority of positions in this arbitrage strategy involve being long the convertible and short the common stock into which it is convertible, with cash having to be raised to meet redemptions the positions had to be unwound--meaning that the common stocks were repurchased and the convertibles sold. This naturally led to a weakening of the prices of convertible securities relative to their underlying common stocks and resulted in the convertible market becoming, in our opinion, more attractively priced than it had been in some years.

With the selling pressure largely confined to the first half of the year, the second half saw more normal conditions in the convertible market, which gained 5.09% compared to the 5.77% gain in the S&P 500 Index. Meanwhile, the U.S. economy continued its fairly steady expansion despite rising energy prices, natural disasters and a persistent increase in short term interest rates by the Federal Reserve,/v/ which with core inflation remaining remarkably well contained, finally indicated that at least a pause in the tightening cycle may be close at hand.

It is important to note that the characteristics of the convertible market have changed significantly over the past several years as the rise in equity prices over that period has increased the sensitivity of convertible instruments to their underlying stock prices while decreasing their relative sensitivity to the interest rate movements.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

A. For the year ended December 31,2005 the more significant groups contributing to positive performance included the energy sector helped by holdings in the convertible bonds of Diamond Offshore Drilling, a contract driller of oil and gas wells offshore the U.S. Gulf Coast and other international locations and the convertible bonds of Halliburton a provider of engineering and construction services to the energy industry. The health care group was another positive contributor to performance for the year. The group saw strong performances from convertible bonds of Teva Pharmaceutical Industries, a manufacturer and marketer of generic and branded human pharmaceuticals and active pharmaceutical ingredients, and from the convertible bonds of Pacificare Health Systems, a managed health care services company, the acquisition of which Capital United Health Group, another managed health care services company, was announced during the year.

Q. WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

A. The detractors from performance for the year were largely the result of individual security situations rather than overall group movements in the market. Significant negative contributors included the convertible bonds of Calpine Corp., an owner and operator of electric generation stations and in the utility sector, a group which otherwise did quite well for the year. Another was the convertiblke bond position in Tyco International, a diversified manufacturing and service company which lowered earnings expectations during the year, and also the convertible bonds of Lear Corp., a supplier of automobile interior systems to automobile manufacturers worldwide which suffered from the travails of the U.S. Domestic automobile manufactuers."

Q. WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

A. Following the appointment of new management on July 1, 2005, a wider range of securities was introduced to the Fund. It is the view of current management that exposure to a fuller range of convertible securities available in the market, with prudent diversification, can lead to higher returns over time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/i/The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment grade. Please note that an investor cannot invest directly in an index.

/ii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005 including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from July 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iv/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/v/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pacificare Health Systems, Inc.      2.92%
                 ---------------------------------------------
                 Amgen, Inc.                          2.50%
                 ---------------------------------------------
                 ADC Telecommunications, Inc.         2.44%
                 ---------------------------------------------
                 Waste Connections, Inc.              2.25%
                 ---------------------------------------------
                 Men's Wearhouse, Inc.                2.25%
                 ---------------------------------------------
                 CBRL Group, Inc.                     2.24%
                 ---------------------------------------------
                 Actuant Corp.                        2.11%
                 ---------------------------------------------
                 Affiliated Computer Services, Inc.   2.05%
                 ---------------------------------------------
                 Commerce Bancorp, Inc.               2.01%
                 ---------------------------------------------
                 NII Holdings, Inc.                   2.00%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    26.6%
Communications                  18.2%
Industrials                     16.5%
Financials                      12.5%
Cyclical                         9.3%
Technology                       8.4%
Energy                           7.3%
Utilities                        1.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  CONVERTIBLE SECURITIES PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
           MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       Convertible                     Mer Lynch Inv grade
                   Securities Portfolio                    Bond Index
                   --------------------                -------------------
  5/1/1998               $10,000                            $10,000
12/31/1998                10,098                             10,387
12/31/1999                11,987                             11,594
12/31/2000                13,486                             13,392
12/31/2001                13,376                             13,375
12/31/2002                12,440                             12,655
12/31/2003                15,707                             14,111
12/31/2004                16,695                             14,773
12/31/2005                16,752                             14,909



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Convertible Securities
--  Portfolio                0.34%  10.43% 4.43%        6.96%
    ----------------------------------------------------------------
    Merrill Lynch Investment
    Grade Convertible Bond
- - Index/1/                 0.92%   5.43% 1.98%        5.87%
    ----------------------------------------------------------------

/1/The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-months ended December 31, 2005, Travelers Disciplined Mid Cap Stock Portfolio returned 12.42%. The Lipper variable mid-cap core funds category average/vi/ returned 11.77% and the Portfolio's unmanaged benchmark, the S&P Midcap 400 Index returned 11.60% for the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

Following a run up in the market after the November 2004 presidential elections, the equity markets moved sideways most of the year, finishing up slightly. The S&P 500 Index/i/ rose from 1,212 on December 31, 2004 to 1,254 at the end of year; a 3% gain. The S&P Midcap 400 Index/ii/ finished up 11.60%

The year was marked worldwide by natural disasters. A tsunami hit Indonesia in December of 2004, Hurricanes Katrina and Wilma devastated Louisiana and Florida, and earthquakes ravaged Afghanistan.

The war in Iraq continued, passing the 2000 casualty mark, and continuing to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regards to their effect on long-term growth.

The price of oil skyrocketed throughout the year, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather related supply interruptions. The price of crude oil rose from an already high price of $43 at the start of 2005 to a high of just under $70 at the end of August.

The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months. Year-over-year housing price index increases of over 10% continued, only beginning to cool in the last few months. This despite increasing short-term interest rates throughout the year and recent credit tightening from banks.

In the bond markets, the Federal Reserve Board ("Fed")/iii/ continued to raise rates at a "measured pace", as core inflation remained tame and productivity grew slowly. The Fed raised the fed funds rate/iv/ at each of its meetings throughout the year, from 1.75% to 4.0%. The yield curve has flattened throughout the year, as the spread between the 10-year Treasury Bond and 1-year T-Bill has decreased from 180 basis points to 18 basis points./v/

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our stock selection model's quintile spread showed positive results for the year. The quintile spread for our stock selection model was 314 basis points. The positive performance of our model's quintile spread was reflected in the mid-cap portfolio. 44 basis points of the mid-cap portfolio's outperformance is attributable to following our stock selection model. Our stock selection model was helped primarily by our value composite signal, and slightly by our earnings composite signal. Our technical price momentum signal also slightly added to our stock selection model performance.

On an individual stock basis, the biggest contributors to performance were Grant Prideco, which was up 120% over the year, and contributed 37 basis points to overall portfolio performance, and Western Digital, which was up 72% over the year, and contributed 32 basis points to overall portfolio performance. Omnicare (21 basis points) and Peabody Energy (20 basis points) were also portfolio holdings that contributed positively.

In terms of risk control, the investment process attempts to remain size (market cap), style (growth vs. value), and sector neutral, while loading up on our composite model signal. Our performance attribution analysis showed that over the year, size, sector and style market movements negligibly contributed to portfolio performance.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

SanDisk was the biggest detractor from performance, gaining 152% for the year, where our underweight position cost the portfolio 49 basis points. Whole Foods Market, up 64% for the year, and Arch Coal, up 125% for the year, were two underweight stocks that detracted from performance. They both cost the portfolio 19 basis points.

Aeropostale, which the portfolio owned throughout the year, was down 11% for the year, costing the portfolio 25 basis points. ArvinMeritor, which was down 33%, also cost the portfolio 19 basis points.

Finally, Legg Mason, which is restricted from being held in the portfolio but at the end of 2005 was the largest name in the S&P Midcap 400 Index at 1.3 %, was up 64% for the year. This only cost the portfolio 7 basis points for the year due to the fact that the restriction on Legg Mason began in the fourth quarter.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 64 THROUGH 67 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/ii/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/iii/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iv/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/v/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 77 funds in the Fund's Lipper category, and excluding sales charges.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Precision Castparts Corp.    1.19%
                     -------------------------------------
                     Barr Pharmaceuticals, Inc.   1.13%
                     -------------------------------------
                     Newfield Exploration Co.     1.11%
                     -------------------------------------
                     Peabody Energy Corp.         1.09%
                     -------------------------------------
                     Grant Prideco, Inc.          1.04%
                     -------------------------------------
                     Harris Corp.                 1.03%
                     -------------------------------------
                     Western Digital Corp.        1.03%
                     -------------------------------------
                     Questar Corp.                1.00%
                     -------------------------------------
                     Patterson-UTI Energy, Inc.   0.98%
                     -------------------------------------
                     Radian Group, Inc.           0.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Non-Cyclical               18.7%
Financials                 17.9%
Cyclical                   16.0%
Industrials                12.7%
Energy                     10.9%
Technology                  9.3%
Communications              5.8%
Utilities                   5.5%
Basic Materials             3.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                DISCIPLINED MID CAP STOCK PORTFOLIO MANAGED BY
           TIMCO ASSET MANAGEMENT, INC. VS. S&P MIDCAP 400 INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                     Disciplined Mid Cap
                        Stock Portfolio           S&P Midcap 400 Index
                        ---------------           --------------------
  4/1/1997                 $10,000                     $10,000
12/31/1997                  13,438                      11,512
12/31/1998                  15,710                      12,603
12/31/1999                  17,826                      14,459
12/31/2000                  20,786                      16,989
12/31/2001                  19,950                      16,885
12/31/2002                  17,092                      14,913
12/31/2003                  22,862                      20,225
12/31/2004                  26,621                      23,558
12/31/2005                  29,929                      26,291



    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Disciplined Mid Cap
--  Stock Portfolio     12.42% 20.53%  7.56%      13.34%
    -----------------------------------------------------------
    S&P Mid Cap 400
- - Index/1/            11.60% 23.00% 12.38%      12.77%
    -----------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 04/01/1997.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the year ended December 31, 2005, the Equity Income Portfolio returned 4.47%. The unmanaged benchmark, the Russell 3000 Value Index returned 6.85% over the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

For the 12 months ended December 31, 2005, equities posted modest total returns and saw the broad market's third consecutive calendar year of recovery. The economy demonstrated resiliency, the corporate profit cycle remained positive, and the core inflation rate remained subdued amid ongoing Fed interest rate hikes, dramatically higher energy prices, natural disasters and geopolitical problems. The yield curve flattened, and bonds registered small total returns, with relative strength in Treasuries. Energy was the equity market's best-performing sector, while telecommunications and consumer discretionary stocks fared the worst. Value stocks led growth stocks, and mid-cap stocks outpaced large- and small-cap stocks.

WHAT WERE THE LEADING CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE?

The Portfolio trailed the Russell 3000 Value Index and its peer group during the 12-month period. Among sectors, overexposure and below-average returns in the consumer discretionary sector--including several lagging media and retailing companies--weighed on the Portfolio's relative return. Consumer staples, including a leading food and staples retailer, also held back the Portfolio's relative performance amid investor concerns about pressure on consumer spending from the spike in energy prices. Although its positions posted good gains in absolute terms, the Portfolio's underexposure and below-average performance in the exceptionally strong energy sector worked against its relative return. On the other hand, health care added the most to the Portfolio's return versus the value index. Specifically, the Portfolio avoided some poor-performing pharmaceuticals and benefited from several biotechnology stocks with bright prospects for new products. The Portfolio's materials positions also did well, including several late-stage industrial chemicals producers with pricing power. An overweighting in information technology stocks, including rallying semiconductor companies, was another contributor to the portfolio's relative return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Citigroup, Inc.                          4.00%
               -------------------------------------------------
               American International Group, Inc.       3.99%
               -------------------------------------------------
               Wal-Mart Stores, Inc.                    3.73%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.21%
               -------------------------------------------------
               Bank of America Corp.                    2.98%
               -------------------------------------------------
               Exxon Mobil Corp.                        2.63%
               -------------------------------------------------
               Intel Corp.                              2.45%
               -------------------------------------------------
               Wyeth                                    2.39%
               -------------------------------------------------
               Merrill Lynch & Co., Inc.                1.93%
               -------------------------------------------------
               General Electric Co.                     1.83%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                    37.9%
Non-Cyclical                  13.1%
Cyclical                      10.2%
Industrials                    9.6%
Technology                     9.3%
Energy                         8.1%
Communications                 7.4%
Basic Materials                4.1%
Convertible Bonds              0.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                      EQUITY INCOME PORTFOLIO MANAGED BY
    FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 3000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                   Equity Income Portfolio           Russell 3000 Value Index
                   -----------------------           ------------------------
 8/30/1996                 $10,000                            $10,000
12/31/1996                  11,169                             11,421
12/31/1997                  14,749                             15,399
12/31/1998                  16,574                             17,478
12/31/1999                  17,389                             16,640
12/31/2000                  18,976                             20,139
12/31/2001                  17,722                             19,267
12/31/2002                  15,252                             16,342
12/31/2003                  20,006                             21,431
12/31/2004                  21,982                             25,061
12/31/2005                  22,965                             26,778


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
--  Equity Income Portfolio 4.47%  14.62% 3.89%        9.31%
    ---------------------------------------------------------------
    Russell 3000 Value
- - Index/1/                6.85%  17.89% 5.86%       11.57%
    ---------------------------------------------------------------

/1/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the Federated High Yield Bond Portfolio returned 2.55%.

For the year ended December 31, 2005 the high yield market modestly outperformed the high quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 2.43% versus a 2.74% return for the Lehman Brothers High Yield Bond Index (LBHYBI) and a 2.76% return for the Lehman Brothers 2% Issuer Constrained High Yield Bond Index. The latter is constrained against the full inclusion of General Motors and Ford, which were downgraded by S&P, placing them into various high yield indices.

MARKET CONDITIONS DURING THE PERIOD:

The period was characterized by strong economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield, at relatively modest levels. The Federal Reserve hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of US Treasury securities to rise and bond prices to decline. The Fed's impact was much more pronounced in the shorter maturities and yields on 30-year Treasury securities actually declined. The strong economic performance provided a relatively good environment for corporate issuers and typically would have led to better relative returns for high yield bonds but several factors tempered the overall performance of the high yield market. First, the Federal Reserve's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Federal Reserve to continue aggressively hiking interest rates. Also, several large high yield issuers filed for bankruptcy protection including Delphi, Delta Airlines, Northwest Air and Calpine. This pushed par value default rates up considerably although the actual number of companies defaulting was still quite modest. Finally, General Motors and Ford, two large bond issuers and important parts of the domestic economy, continued to struggle, impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sector, CCC and lower, generated the weakest performance. Major industries within the high yield market which underperformed include Automotive, Paper, Packaging, Building Materials, Media--Cable and Airlines. Major industries which outperformed include Financial Institutions, Utilities--Natural Gas, Energy, Telecommunications both Wireless and Wireline and Healthcare.

CONTRIBUTORS TO PERFORMANCE:

The Portfolio benefited from strong security selection in the Automotive, Chemical, Food and Beverage, Healthcare, Media--non Cable and Retail industry sectors. Specific issuers which substantially outperformed the overall market include Ardent Health Services, ASG Consolidated, Commonwealth Brands, Advanstar Inc., Medical Device Manufacturing, Reddy Ice, General Motors Acceptance Corp., Union Carbide, El Paso and AT&T. The portfolio also benefited from an overweight in the Food and Beverage sector and an underweight in the Utilities--Electric and Airline sectors.

DETRACTORS FROM PERFORMANCE:

The Portfolio was negatively impacted by poor security selection in the Consumer Product, Packaging and Telecommunication--Wireless sectors. Specific issuers which substantially underperformed the overall market would include Tembec, General Motors Corp., AMH Holdings, Allied Holdings, Calpine, Cooper Standard, Coleman Cable, Eagle Pincher, Pliant and Tekni-Plex. Underweight positions in the Energy, Financial Institutions and Telecommunications--Wireless sectors negatively impacted performance. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, 03/15/12)                                1.62%
     ----------------------------------------------------------------------
     AT&T Corp. (9.750%, 11/15/31)                                 1.01%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, 03/01/14)       0.93%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, 09/15/11)            0.80%
     ----------------------------------------------------------------------
     Edison Mission Energy (9.875%, 04/15/11)                      0.77%
     ----------------------------------------------------------------------
     Nextel Communications Inc. (7.375%, 08/01/15)                 0.72%
     ----------------------------------------------------------------------
     Mandalay Resort Group, Series B (10.250%, 08/01/07)           0.70%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, 07/01/14)                    0.69%
     ----------------------------------------------------------------------
     J.C. Penny Co., Inc. (9.000%, 08/01/12)                       0.67%
     ----------------------------------------------------------------------
     Dex Media West LLC/Dex Media Finance Co. (9.875%, 08/15/13)   0.65%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Domestic Bonds & Debt Securities         99.3%
Convertible Bonds                         0.2%
Escrowed Shares                           0.0%
Common Stocks                             0.2%
Preferred Stocks                          0.2%
Warrants                                  0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
  FEDERATED INVESTMENT MANAGEMENT COMPANY VS. LEHMAN BROTHERS HIGH-YIELD BOND
             INDEX/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Federated High     Lehman Brothers          Lehman Brothers
            Yield Portfolio   High Yield Bond Index    Aggregate Bond Index
            ---------------   ---------------------    --------------------
 8/30/1996     $10,000             $10,000                 $10,000
12/31/1996      10,761              10,599                  10,480
12/31/1997      12,394              11,952                  11,491
12/31/1998      12,978              12,161                  12,490
12/31/1999      13,380              12,452                  12,388
12/31/2000      12,289              11,723                  13,829
12/31/2001      12,528              12,342                  14,997
12/31/2002      12,994              12,788                  15,932
12/31/2003      15,904              16,493                  16,585
12/31/2004      17,555              18,328                  17,305
12/31/2005      18,003              18,834                  18,328




    ---------------------------------------------------------------
                                   Average Annual Return/3/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/4/
    ---------------------------------------------------------------
    Federated High Yield
--  Portfolio               2.55%  11.48% 7.94%        6.50%
    ---------------------------------------------------------------
    Lehman Brothers High-
- - Yield Bond Index/1/     2.74%  13.77% 8.86%        7.29%
    ---------------------------------------------------------------
    Lehman Brothers
--  Aggregate Bond Index/2/ 2.43%   3.62% 5.87%        6.64%
    ---------------------------------------------------------------

/1/The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees and expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE

During the year ended December 31, 2005, the Federated Stock Portfolio returned 5.31%. In comparison, the portfolio's unmanaged benchmarks, the S&P 500/Citigroup Value Index and the S&P 500 Index, returned 5.85% and 4.91%, respectively, during the same period. The Portfolio outperformed its Lipper variable annuity large-cap value funds category average, which was 4.82% for the same period.

MARKET CONDITIONS AND IMPACT UPON PORTFOLIO'S PERFORMANCE:

The broad market S&P 500 Index (S&P 500) returned 4.91% during the reporting period. The best performing sectors of the market during the period were Energy (up 31%) and Utilities (up 17%). The worst performing sectors were Telecommunication Services (down 6%) and Consumer Discretionary (down 6%). Value strategies generally outperformed growth strategies during the reporting period which positively influenced portfolio performance. Mid-cap strategies outperformed large-cap strategies during the year which negatively impacted portfolio performance as the Portfolio followed its historical investment process and held a greater concentration of larger capitalization names.

SECTOR SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive sector selection influences upon performance relative to the S&P/Citigroup Value Index included overweight positions in Energy (contribution +1.31%) and Information Technology (contribution +0.21%) and underweight positions in Financials (contribution +0.16%) and Utilities (contribution +0.18%).

Negative sector selection influences upon relative performance included an overweight position in Consumer Staples (contribution (0.19)%) and underweight positions in Healthcare (contribution (0.18)%) and Materials (contribution (0.17)%).

SECURITY SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive influences on relative performance included favorable security selection in Financials (AON Corp. up 54% contributed +0.58%, Ace Ltd. up 27% contributed +0.57%, Hartford Financial Services up 26% contributed +0.38%), Information Technology (Hewlett Packard up 40% contributed +0.40%, Motorola up 32% contributed +0.35%, Sungard Data Systems up 21% contributed +0.22%), and Healthcare (McKesson Corp. up 65% contributed +0.81%, AmeriSource Bergen up 45% contributed +0.46%).

Negative influences on relative performance included unfavorable security selection in Energy (Exxon Mobil up 12% contributed +0.28%, BP PLC up 14% contributed +0.30%, Chevron Texaco up 12% contributed +0.35%), Industrials (Tyco Intl. down 18% contributed (0.60)%, Masco Corp. down 13% contributed (0.15)%, Pitney Bowes, Inc. down 6% contributed (0.10)%), and Consumer Discretionary (News Corp. Ltd down 21% contributed (0.40)%, Interpublic Group of Cos. down 28% contributed (0.39)%, Gannett Inc. down 17% contributed (0.26)%).

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Freddie Mac                          3.73%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    3.05%
                 ---------------------------------------------
                 Allstate Corp. (The)                 3.03%
                 ---------------------------------------------
                 Chevron Corp.                        2.94%
                 ---------------------------------------------
                 ACE, Ltd.                            2.82%
                 ---------------------------------------------
                 American International Group, Inc.   2.64%
                 ---------------------------------------------
                 Altria Group, Inc.                   2.62%
                 ---------------------------------------------
                 Morgan Stanley                       2.54%
                 ---------------------------------------------
                 Merrill Lynch & Co., Inc.            2.26%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.20%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                        33.5%
Non-Cyclical                      17.1%
Communications                    14.7%
Energy                            10.7%
Technology                         8.4%
Cyclical                           6.4%
Industrials                        6.2%
Utilities                          2.2%
Basic Materials                    0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     FEDERATED STOCK PORTFOLIO MANAGED BY
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA VS. S&P 500/CITIGROUP VALUE
                                   INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                 Federated Stock Portfolio          S&P 500 Index Citigroup
                 -------------------------          -----------------------
 8/30/1996              $10,000                            $10,000
12/31/1996               11,261                             11,416
12/31/1997               15,021                             14,839
12/31/1998               17,700                             17,015
12/31/1999               18,646                             19,180
12/31/2000               19,349                             20,346
12/31/2001               19,672                             17,963
12/31/2002               15,871                             14,218
12/31/2003               20,253                             18,738
12/31/2004               22,390                             21,682
12/31/2005               23,579                             22,950

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
--  Federated Stock Portfolio 5.31%  14.11% 4.03%        9.62%
    -----------------------------------------------------------------
    S&P 500/Citigroup
- - Value Index/1/*           5.85%  17.31% 2.44%        8.66%
    -----------------------------------------------------------------

/1/The S&P 500/Citigroup Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

*Prior to December 31, 2005 the index for the Portfolio was the S&P/Barra Value Index. The S&P/Barra style indexes ceased to be the official Standard & Poor's style indices on December 16, 2005.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO PERFORMANCE:

During the year ended December 31, 2005, the Large Cap Portfolio returned 8.69%. The unmanaged benchmark, the Russell 1000 Growth Index returned 7.18% for the same period. The S&P 500 Index returned 4.91% for the same period.

MARKET CONDITIONS DURING THE PERIOD:

Stocks grinded their way through 2005 and managed only modest gains for the year. Compared to the fourth quarter, the themes for the year were similar and the equity markets were driven higher by an improved economy and stronger corporate earnings in the face of high energy prices, inflation worries and continued interest rate increases.

CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE:

In this environment, the Large Cap Portfolio outperformed the Russell 1000 Growth Index. Stock selection in the information technology sector contributed most to the Portfolio's relative performance for the period. As was the case for the quarter, the Portfolio's position in Apple Computer was the top contributor to relative performance. The Portfolio also was helped by security selection within the energy sector during the period. Strong global demand and tight supplies drove prices higher, leading to strong profit growth for energy related companies. On the flip side, the Portfolio was hurt most by its underweighting in heath care where positions in several pharmaceutical and biotechnology companies declined during the period. Also working against performance was weak stock selection in the financial sector. In particular, results were held back by the Portfolio's exposure to the insurance industry. Insurance stocks were under pressure early in the period when the New York State Attorney General opened an investigation into possible bid rigging. The Portfolio's performance was also hurt by its holdings in several retail brokerage companies that did not fare well during the year.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       3.65%
                      -----------------------------------
                      Gilead Sciences, Inc.      3.06%
                      -----------------------------------
                      Aetna, Inc.                2.95%
                      -----------------------------------
                      Hewlett-Packard Co.        2.88%
                      -----------------------------------
                      D.R. Horton, Inc.          2.83%
                      -----------------------------------
                      Johnson & Johnson          2.72%
                      -----------------------------------
                      Norfolk Southern Corp.     2.63%
                      -----------------------------------
                      Lennar Corp., Class A      2.59%
                      -----------------------------------
                      KB HOME                    2.58%
                      -----------------------------------
                      Ryland Group, Inc. (The)   2.45%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05


                             [CHART]


Non-cyclical                  27.9%
Technology                    26.7%
Industrials                   16.1%
Cyclical                      12.2%
Financials                     7.3%
Basic Materials                4.7%
Energy                         4.4%
Communications                 0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        LARGE CAP PORTFOLIO MANAGED BY
FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 1000 GROWTH INDEX/1/ AND S&P
                                 500 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

               Large Cap         Russell 1000         S&P 500
               Portfolio         Growth Index          Index
               ---------         ------------        ---------
 8/30/1996      $10,000             $10,000           $10,000
12/31/1996       11,330              13,847            11,517
12/31/1997       13,982              18,272            14,977
12/31/1998       18,966              25,233            19,951
12/31/1999       24,513              33,797            26,419
12/31/2000       20,964              26,100            23,087
12/31/2001       17,332              21,977            19,900
12/31/2002       13,382              15,698            15,405
12/31/2003       16,682              19,719            19,499
12/31/2004       17,770              21,024            20,700
12/31/2005       19,313              22,533            20,945


    -----------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/4/
    -----------------------------------------------------------
--  Large Cap Portfolio 8.69%  13.01% -1.63%       7.30%
    -----------------------------------------------------------
    Russell 1000
- - Growth Index/1/*    7.18%  15.21%  0.98%       9.45%
    -----------------------------------------------------------
- - S&P 500 Index/2/    4.91%  14.38%  0.54%       8.56%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

*Prior to May 1, 2005 the index for the portfolio was the S&P 500 Index.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Travelers Managed Allocation Aggressive Portfolio outperformed its blended index by 46 basis points since its inception on May 2, 2005. The portfolio returned 12.52% and the benchmark returned 12.06% for the period. The Aggressive Blended Benchmark is 80% Russell 3000 Index and 20% MSCI EAFE.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Van Kampen Enterprise Portfolio, and the Style Focus Series: Small Cap Value and Growth Portfolios. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio and the Large Cap Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           23.52%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           20.41%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                  16.46%
           ---------------------------------------------------------
           Capital Appreciation Fund                        15.47%
           ---------------------------------------------------------
           Equity Income Portfolio                          13.80%
           ---------------------------------------------------------
           Large Cap Portfolio                               3.61%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        2.51%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    2.07%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     1.41%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.73%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.31%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.26%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.11%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.07%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.05%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


          MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. AGGRESSIVE BLENDED
                BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/, AND
                    LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]
                 Managed
             Allocation Series  Aggressive     Wilshire    Lehman Brothers
                Aggressive        Blended      5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\    Bond Index\3\
             -----------------  ------------  -----------  ----------------
  5/2/2005      $10,000           $10,000      $10,000         $10,000
12/31/2005       11,252            11,206       11,140          10,210




    -----------------------------------------------------------------------
                                                 Cumulative Return/4/
                                            (for the period ended 12/31/05)
    -----------------------------------------------------------------------
                                                  Since Inception/5/
    -----------------------------------------------------------------------
    Managed Allocation Series:
--  Aggressive Portfolio                                12.52%
    -----------------------------------------------------------------------
- - Aggressive Blended Benchmark/1/                     12.06%
    -----------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                        11.40%
    -----------------------------------------------------------------------
--  Lehman Brothers Universal Bond Index/3/              2.10%
    -----------------------------------------------------------------------

/1/Aggressive Blended Benchmark--Comprised of 80 % Russell 3000 Index, 20% MSCI EAFE Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Conservative Portfolio outperformed its blended index by 39 basis points since its inception on May 2, 2005. The portfolio returned 4.18% and the benchmark returned 3.79% for this period. The Conservative Blended Benchmark is 16% Russell 3000 Index, 4% MSCI EAFE, 66% Lehman Aggregate, 4% CSFB High Yield and 10% 90-Day T-Bills.

The largest contributors from the performance relative to the blended benchmark were the Pioneer Strategic Income Portfolio, Capital Appreciation Fund and U.S. Government Securities portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The Mondrian International Stock Portfolio and the Travelers Quality Bond Portfolio detracted from to the performance of the portfolio relative to the benchmark for the period. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                 27.72%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             23.49%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               13.32%
           ---------------------------------------------------------
           Money Market Portfolio                            9.98%
           ---------------------------------------------------------
           Capital Appreciation Fund                         6.77%
           ---------------------------------------------------------
           Equity Income Portfolio                           4.71%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio            4.25%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    3.09%
           ---------------------------------------------------------
           Pioneer Fund Portfolio                            2.80%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  1.25%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.95%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   0.63%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.46%
           ---------------------------------------------------------
           Large Cap Portfolio                               0.44%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        0.31%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.20%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.12%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.10%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.09%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.06%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.06%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.00%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


         MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO MANAGED BY
               DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS.
       CONSERVATIVE BLENDED BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/,
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]



                                     [CHART]
                 Managed
             Allocation Series  Conservative    Wilshire      Lehman Brothers
              Conservative        Blended       5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\     Bond Index\3\
            ----------------   --------------  ------------  --------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,418           10,379        11,140           10,210




    -----------------------------------------------------------------
                                           Cumulative Return/4/
                                      (for the period ended 12/31/05)
    -----------------------------------------------------------------
                                            Since Inception/5/
    -----------------------------------------------------------------
    Managed Allocation Series:
--  Conservative Portfolio                         4.18%
    -----------------------------------------------------------------
- - Conservative Blended Benchmark/1/              3.79%
    -----------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                  11.40%
    -----------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                       2.10%
    -----------------------------------------------------------------

/1/Conservative Blended Benchmark--Comprised 16% Russell 3000 Index, 4% MSCI EAFE Index, 66% Lehman Aggregate Index, 4% Credit Suisse First Boston High Yield Index, and 10% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Managed Allocation Moderate Portfolio outperformed its blended index by 71 basis points since its inception on May 2, 2005. The portfolio returned 8.60% and the benchmark returned 7.89% for the period. The Moderate Blended Benchmark is 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% CSFB High Yield Index and 5% 90-Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Pioneer Strategic Income Portfolio, and Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio and the Pioneer Fund Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           15.18%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             12.68%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           12.30%
           ---------------------------------------------------------
           Capital Appreciation Fund                        11.31%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.30%
           ---------------------------------------------------------
           Equity Income Portfolio                           8.55%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  6.09%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.50%
           ---------------------------------------------------------
           Money Market Portfolio                            4.85%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   4.31%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  3.04%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    1.74%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.24%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.64%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.56%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.50%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.22%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.20%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.18%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.17%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.07%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.02%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO MANAGED BY
      DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]


                 Managed
            Allocation Series:   Moderate       Wilshire     Lehman Brothers
                 Moderate        Blended       5000 Stock       Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,860           10,789        11,140           10,210


    -------------------------------------------------------------------
                                             Cumulative Return/4/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/5/
    -------------------------------------------------------------------
    Managed Allocation Series: Moderate
--  Portfolio                                        8.60%
    -------------------------------------------------------------------
- - Moderate Blended Benchmark/1/                    7.89%
    -------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                    11.40%
    -------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                         2.10%
    -------------------------------------------------------------------

/1/Moderate Blended Benchmark--Comprised of 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Aggressive Portfolio outperformed its blended index by 80 basis points since its inception on May 2, 2005. The portfolio returned 9.77% and the benchmark returned 8.97% for the period. The Moderate-Aggressive Blended Benchmark is 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% CSFB High Yield Index and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, and the Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio, and Equity Income Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           17.48%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           15.37%
           ---------------------------------------------------------
           Capital Appreciation Fund                        12.88%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.21%
           ---------------------------------------------------------
           Equity Income Portfolio                           9.87%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   7.50%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio              6.70%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.22%
           ---------------------------------------------------------
           Money Market Portfolio                            4.84%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  3.53%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  2.91%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.18%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    0.83%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.42%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.23%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.23%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.16%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.15%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.13%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.12%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.03%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.01%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                 100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


      MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE-AGGRESSIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]



                Managed          Moderate-
            Allocation Series:   Aggressive     Wilshire     Lehman Brothers
           Moderate-Aggressive    Blended       5000 Stock      Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,977           10,897        11,140           10,210




    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Aggressive Portfolio                              9.77%
    --------------------------------------------------------------------
    Moderate-Aggressive Blended
- - Benchmark/1/                                      8.97%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate-Aggressive Blended Benchmark--Comprised of 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Conservative Portfolio outperformed its blended index by 51 basis points since its inception on May 2, 2005. The portfolio returned 6.32% and the benchmark returned 5.81% for the period. The Moderate-Conservative Blended Benchmark is 32% Russell 3000 Index, 8% MSCI EAFE Index, 52% Lehman Aggregate Index, 3% CSFB High Yield Index, and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, the Large Cap Portfolio, and the Pioneer Strategic Income Portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, the Pioneer Fund Portfolio, Equity Income Portfolio, and Travelers Quality Bond Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                                 Percent of
Description                                                                      Net Assets
-------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio                                               19.46%
-------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                                   18.87%
-------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio                                                 10.49%
-------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                                                              9.98%
-------------------------------------------------------------------------------------------
Capital Appreciation Fund                                                           8.98%
-------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio                                              8.42%
-------------------------------------------------------------------------------------------
Equity Income Portfolio                                                             6.42%
-------------------------------------------------------------------------------------------
Money Market Portfolio                                                              4.88%
-------------------------------------------------------------------------------------------
Large Cap Portfolio                                                                 3.64%
-------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                                      2.38%
-------------------------------------------------------------------------------------------
Convertible Securities Portfolio                                                    2.26%
-------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                                     1.41%
-------------------------------------------------------------------------------------------
Strategic Equity Portfolio                                                          1.04%
-------------------------------------------------------------------------------------------
High Yield Bond Trust                                                               0.62%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Value Portfolio                                       0.62%
-------------------------------------------------------------------------------------------
Mercury Large Cap Core Portfolio                                                    0.42%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Growth Portfolio                                      0.36%
-------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                                        0.18%
-------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                                                 0.14%
-------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Portfolio                                                     0.14%
-------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                                  0.11%
-------------------------------------------------------------------------------------------
MFS Value Portfolio                                                                 0.06%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



     MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE CONSERVATIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]




                Managed             Moderate
            Allocation Series:    Conservative     Wilshire     Lehman Brothers
           Moderate-Conservative    Blended       5000 Stock       Universal
                Portfolio          Benchmark\1\    Index\2\      Bond Index\3\
            ----------------       ----------     ----------     -------------
  5/2/2005       $10,000             $10,000        $10,000          $10,000
12/31/2005        10,632              10,581         11,140           10,210





    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Conservative Portfolio                            6.32%
    --------------------------------------------------------------------
    Moderate Conservative Blended
- - Benchmark/1/                                      5.81%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate Conservative Blended Benchmark--Comprised of 32% Russell 3000, 8% MSCI EAFE, 52% Lehman Aggregate, 3% Credit Suisse First Boston, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/ Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.
(FORMERLY MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Mercury Large Cap Core Portfolio outperformed the unmanaged Russell 1000 Index for both the year-ending 2005 and since inception (May 1998) returning 12.04% versus the index's 6.26% for the year and 1.56% versus the index's 4.02% since inception.

For the year-ending 2005, strong performance was largely attributable to good stock selection, particularly in the Financials and Health Care sectors. Diversified financial services and insurance companies and health care providers and equipment & supplies performed well and boosted returns. The combination of our stock selection and overweighting of the Energy sector, particularly in oil and gas fuels, enhanced returns and contributed 483 basis points to the Portfolio's absolute return. On an individual security basis, the largest contributors to return included Valero Energy, Apple Computer, Burlington Resources, Sunoco and Express Scripts. Negative contributors to return were Cree, Ford Motor, YRC Worldwide, Dell and Mercury Interactive. Additionally, not owning Verizon Communications and Fannie Mae boosted performance, as these were the largest negative contributors in the benchmark.

PORTFOLIO STRATEGY

During the year, we significantly increased our exposure to Health Care, Energy and Technology and reduced our weightings in Consumer Discretionary, Industrials, Materials and Utilities. The largest purchases for the period included Exxon Mobil, Best Buy, Amgen, Cisco Systems and UnitedHealth Group. The largest sales included Home Depot, TXU, Monsanto, Williams Companies and PacifiCare Health Systems.

MARKET COMMENTARY

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board, who have raised rates 13 consecutive times since June 2004. Energy prices, particularly crude oil and natural gas, fluctuated as production disruptions related to the hurricanes in the Gulf region pushed the price of crude oil to record highs and produced a large spike in gasoline prices for consumers in September. However, by November energy prices were declining and the U.S. economy showed its resiliency as reports involving manufacturing, new-housing starts and corporate and consumer spending were positive. Additionally, Gross Domestic Product (GDP) growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run that ended in March 1986.

OUTLOOK & STRATEGY

For some time now, we have enjoyed the benefits of a pro-cyclical bias in the portfolio--a focus we maintained throughout the reporting period. Our stock selection process continues to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continue to identify companies with favorable growth characteristics and earnings developments that sell at attractive relative valuations. As a result of our bottom-up process, we increased the Portfolio's positions in Healthcare, Energy and Technology, and reduced the Portfolio's exposure to Financials, Consumer Staples and Consumer Discretionary.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Exxon Mobile Corp.         3.78%
                      -----------------------------------
                      Johnson & Johnson          2.30%
                      -----------------------------------
                      Intel Corp.                2.19%
                      -----------------------------------
                      Pfizer, Inc.               2.16%
                      -----------------------------------
                      General Electric Co.       1.98%
                      -----------------------------------
                      Cisco Systems, Inc.        1.87%
                      -----------------------------------
                      Amgen, Inc.                1.81%
                      -----------------------------------
                      Hewlett Packard Co.        1.71%
                      -----------------------------------
                      UnitedHealth Group, Inc.   1.66%
                      -----------------------------------
                      ConocoPhillips             1.56%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Technology                   20.0%
Non-Cyclical                 22.2%
Cyclical                      8.8%
Industrials                   4.8%
Financials                   13.3%
Communications                4.9%
Energy                       18.5%
Basic Materials               3.4%
Diversified                   3.1%
Utilities                     1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  MERCURY LARGE CAP CORE PORTFOLIO MANAGED BY
       MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Mercury Large Cap
                  Core Portfolio       Russell 1000 Index
                  --------------       ------------------
    3/28/1998          $10,000               $10,000
   12/31/1998           10,577                11,204
   12/31/1999           13,080                13,547
   12/31/2000           12,351                12,491
   12/31/2001            9,578                10,936
   12/31/2002            7,170                 8,569
   12/31/2003            8,687                11,130
   12/31/2004           10,067                12,399
   12/31/2005           11,280                13,175


    -------------------------------------------------------------
                                 Average Annual Return/2/
                             (for the period ended 12/31/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    Mercury Large Cap
--  Core Portfolio        12.04% 16.30% -1.80%       1.56%
    -------------------------------------------------------------
- - Russell 1000 Index/1/  6.26% 15.42%  1.07%       4.02%
    -------------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/23/1998.

Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Travelers MFS Mid Cap Growth Portfolio had a total return of 3.06%. In comparison, the Portfolio's benchmark, the Russell Midcap Growth Index returned 12.10%.

DETRACTORS FROM PERFORMANCE

Security selection in the retailing, technology, and leisure sectors was the primary detractor from the portfolio's relative performance over the period. In the retailing sector, deep-discount retailer 99 Cents Only Stores, which is not an index constituent, detracted from performance.

Several individual securities in the technology sector significantly hurt results including network security software company Symantec, which is not a benchmark constituent, business software company Mercury Interactive*, and semiconductor manufacturers PMC-Sierra and Xilinx.

In the leisure sector, radio broadcasting firm Citadel Broadcasting, media company Gemstar-TV Guide*, and cruise line operator Royal Caribbean Cruises*, which is not a benchmark constituent, held back results relative to the benchmark.

Other stocks that hurt performance included for-profit education company Apollo Group, which is not an index constituent, and dermatological treatment company Medicis Pharmaceutical.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector boosted relative performance as our holdings in investment management firm Legg Mason significantly outperformed the benchmark over the period.

Results were aided by our overweighted position in the strong-performing utilities and communications sector. Within utilities and communications, broadcast and communication tower management firm American Tower was a top contributor.

Although the technology and health care sectors detracted from overall relative performance, several individual holdings in these sectors were among the strongest contributors to returns. In technology, networking chip maker Marvell Technology Group, which is not a benchmark constituent, and flash memory storage products maker Sandisk bolstered results. Our positioning in multimedia and publishing software company Adobe Systems, which is not a benchmark constituent, also contributed as we added the stock to the portfolio prior to a run up in share price.

In health care, our holdings in biotech firm Gilead Sciences and medical device company Thoratec, neither of which are benchmark constituents, and non-urban hospital operator Community Health Systems* were among the portfolio's top contributors.

Other individual holdings which benefited portfolio performance included drilling rig operator GlobalSantaFe, which is not a benchmark constituent, and multimedia image provider Getty Images.

*Security was not held in the Portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    American Tower Corp.            3.21%
                    ----------------------------------------
                    Juniper Networks, Inc.          2.41%
                    ----------------------------------------
                    Xilinx, Inc.                    2.16%
                    ----------------------------------------
                    Analog Devices, Inc.            2.12%
                    ----------------------------------------
                    Amdocs, Ltd.                    2.10%
                    ----------------------------------------
                    Medicis Pharmaceutical Corp.    2.01%
                    ----------------------------------------
                    Smith International, Inc.       1.84%
                    ----------------------------------------
                    Corporate Executive Board Co.   1.84%
                    ----------------------------------------
                    PETsMART, Inc.                  1.80%
                    ----------------------------------------
                    Advanced Medical Optics, Inc.   1.74%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    MFS MID CAP GROWTH PORTFOLIO MANAGED BY
MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL MIDCAP GROWTH INDEX/1/ AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Mid Cap       Russell Midcap      Russell
               Growth Portfolio      Growth Index      2000 Index
                 --------------      ------------      ----------
    3/28/1998        $10,000            $10,000          $10,000
   12/31/1998         10,050              9,935            8,981
   12/31/1999         16,499             11,747           10,891
   12/31/2000         18,031             12,716           10,562
   12/31/2001         13,772             10,154           10,824
   12/31/2002          7,048              7,372            8,607
   12/31/2003          9,659             10,520           12,674
   12/31/2004         11,021             12,149           14,997
   12/31/2005         11,358             13,619           15,679




    --------------------------------------------------------------
                                  Average Annual Return/3/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/4/
    --------------------------------------------------------------
    MFS Mid Cap Growth
--  Portfolio               3.06% 17.24% -8.83%       1.65%
    --------------------------------------------------------------
    Russell Mid Cap Growth
- - Index/1/               12.10% 22.70%  1.38%       4.51%
    --------------------------------------------------------------
--  Russell 2000 Index/2/   4.55% 22.13%  8.22%       5.96%
    --------------------------------------------------------------

/1/The Russell Mid Cap Growth Index measures the Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/23/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the MFS Value Portfolio had a total return of 6.44%. In comparison, the portfolio's unmanaged benchmark, the Russell 1000 Value index returned 7.05%.

CONTRIBUTORS TO PERFORMANCE

Security selection within the industrial goods and services sector added to results over the period. Avoiding index constituent General Electric aided performance as the stock lagged the Russell 1000 Value Index.

A combination of stock selection and to a lesser extent underweighting the leisure sector added to results over the period. Within the leisure sector, an underweight position in cable television provider Comcast benefited the portfolio as the stock decreased markedly over the period.

Security selection within the energy sector drove results relative to the index. Overweighting energy firms Unocal*, ConocoPhillips, EOG Resources, and Noble Corp (not an index constituent) benefited the portfolio.

In other sectors, underweighting weak performing pharmaceutical giant Pfizer* bolstered performance as the stock lagged the broad market index. Our positioning in strong performing investment bank Goldman Sachs was also among the portfolio's top contributors. In the transportation sector the portfolio's positioning in Burlington Northern Santa Fe added to results as did our holding of consumer staples firm Altria Corp.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our overweighted position in the basic materials sector held back performance relative to the benchmark during the reporting period. Within the basic materials sector, overweighting chemicals company PPG Industries Inc and paper and packaging concern International Paper dampened results as both stocks lagged the broad equity index.

Stock selection among the retailing and utilities and communications sectors also detracted from results. Within the sectors our decision to hold shares of Gap and mobile telecommunications firm Vodafone Group PLC (neither of which is an index constituent) held back results.

Within other sectors our holding of underperforming mortgage giant Fannie Mae negatively impacted performance. Underweighting technology firm Hewlett-Packard* was a drag on results as its shares performed strongly during the period. Health care concern Johnson & Johnson (not an index constituent) also detracted from results, as the firm's stock underperformed the Russell 1000 Value index. Finally, not participating in the substantial run up in the shares of energy firms Burlington Resources and Valero Energy was detrimental to results.

The Portfolio's cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, our currency exposure detracted from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

*Security was not held in the portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.25%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   3.91%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Allstate Corp. (The)              2.89%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.74%
                   ------------------------------------------
                   Johnson & Johnson                 2.71%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.62%
                   ------------------------------------------
                   Total S.A.                        2.27%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.26%
                   ------------------------------------------
                   Sprint Nextel Corp.               2.25%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                         29.1%
Non-Cyclical                       18.4%
Industrials                        14.9%
Energy                             11.6%
Communications                      8.6%
Basic Materials                     7.6%
Utilities                           5.8%
Cyclical                            3.0%
Technology                          1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        MFS VALUE PORTFOLIO MANAGED BY
   MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Value Portfolio          Russell 1000 Index
                  -------------------          ------------------
    7/20/1998         $10,000                        $10,000
   12/31/1998           9,506                         10,495
   12/31/1999           9,979                         11,266
   12/31/2000          11,135                         12,057
   12/31/2001          11,247                         11,382
   12/31/2002           9,769                          9,614
   12/31/2003          12,173                         12,502
   12/31/2004          14,118                         14,563
   12/31/2005          15,037                         15,476


    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
--  MFS Value Portfolio 6.44%  15.44% 6.18%        5.62%
    -----------------------------------------------------------
    Russell 1000 Value
- - Index/1/            7.05%  15.42% 1.07%        5.97%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 07/20/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.
(FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

THE MARKETS

For the year ended December 31, 2005, the Mondrian International Stock Portfolio returned 9.52%.

In 2005 international equity prices made solid progress and the unmanaged benchmark MSCI EAFE Index returned 14.02% (for the same period returns in US dollars). All currencies represented in the EAFE index depreciated against the dollar.

Returns for the Portfolio were strong in Switzerland (+16.3%), mainly due to gains by financials and health care. An important contributor to Swiss healthcare returns was the gain by the pharmaceutical company Roche, which holds the patent on Tamiflu, the potential treatment for bird flu. Of the other larger economies, Germany and France both rose 9.9% and the UK was up 7.4%. In the Pacific, Japan is benefiting from strong international trade, particularly its exports to China and during 2005, the Japanese market rose 25.5%. Elsewhere in the region, Australia was ahead of the index (+16.0%) but the smaller Asian and New Zealand markets trailed it.

The following stocks outperformed the index over the year: On the back of strong results throughout the year, Matsushita Electric Industrial (MEI), the Japanese consumer electronics business, gained over 40%. Also in Japan, Toyota Motor, which gained 48.6%, was a beneficiary of the positive business environment and liquidity flows into the Japanese market. Despite the underperformance in the healthcare sector, the Japanese health care security, Takeda Pharmaceutical, rose more than 25% on the back of solid financial results and the improving expectations for its research pipeline. However, in spite of these high absolute returns from these Japanese stocks, the Japanese market performed strongly in 2005 and as a consequence the stock selection in Japan was negative.

In the materials sector, the UK-based international mining business Rio Tinto and Bayer AG, the global chemicals company, were both beneficiaries of continued strong resource prices, resulting in rises of 76.2% and 53.4%, respectively. Additionally, in the energy sector most energy stocks performed in line with the index reflecting the weaker oil price at year end.

In the telecommunications sector, Telefonica, the Spanish-based international telecommunications business, had its performance dampened by continuing increased competition. Also in this sector, Telstra in Australia underperformed in part due to ongoing regulatory concerns and the downgrading of future earnings forecasts by new management.

OUTLOOK/EXPECTATIONS FOR 2006

Japan has benefited from the strength of the global economy, especially activity levels in the US and China, which is supporting demand for Japanese products.

Increasingly, we are also seeing strong signs of a more stable growth pattern developing in the domestic economy. GDP growth is expected to exceed the economy's sustainable growth rate for the second consecutive year in fiscal year 2005. Our interviews with companies are supporting other statistical indicators that show companies finally beginning to undertake increased capital investment after fifteen years focused on asset reduction. Over the past fifteen years, we have monitored two key indicators: credit growth and inflation, which we have believed need to show stability before we would be confident that the economy has normalised. With companies now actively considering investment and expansion of assets, credit growth has recently turned positive. Inflation has not yet turned positive, but our models and most economic commentators expect that deflation will end sometime next year. Even taking into account all these positive and encouraging signs, the Japanese market is more expensive than most other major world markets, and with companies' increasing focus on capital investment and growth, investors must be wary that they are second-class stakeholder in the eyes of many Japanese corporate managements. The risk that all cash generated by operations could be re-invested at uncertain rates of return is significant, and this would potentially leave little cash left to return to shareholders. Fortunately, we also believe that overall the Japanese stock market is inefficient, and that opportunities exist for stock-pickers with a disciplined long-term investment horizon. It is our strategy to focus on companies with strong cash positions, positive cash generation even after re-investment, and a willingness to compensate shareholders through dividends and share buybacks.

The one Japanese asset that does look increasingly undervalued, however, is the yen. Our purchasing-power-parity analysis indicates that the depreciation against the US dollar in 2005 means that the currency is more than one standard deviation undervalued. While this is not a strong enough indication to cause us to expect immediate appreciation, it does signal to us, as long-term investors, that the yen is attractive. Indeed, a similar story unfolded for the euro last year also. Although the US dollar is close to fair value against these two other major world currencies, this is not a forecast of near-term exchange rate stability. The US dollar's strength in 2005 was surprising in part because of the mounting concern about the USA's very large trade deficit. In spite of the rise in the country's external liabilities, investors continued to be buyers of US assets, supporting the US dollar and allowing US consumers continued access to imported goods at bargain-basement prices. The benign economic environment and low mortgage rates encouraged households to borrow a lot more and save a lot less. These issues remain a concern one year on. Over the medium-to-long term such unsustainable trends are likely to return to sustainable levels. The period of transition will almost certainly entail a period of slower domestic demand which will may well see returns on real assets (such as, US equities or US real estate) weaken. With growth stabilising or improving in other areas, especially Europe and Japan, investors may be attracted to assets in these areas, reducing demand for US dollars.

Central banks are aware that a willingness to accommodate higher oil prices following past oil price spikes allowed higher prices to feed through into the wider economy, contributing to longer-term inflation problems. With Euro-zone unemployment running at 9%, compared with 5% in the US, we believe, however, that there is a lot of spare capacity in continental Europe. As a result, core inflation (which excludes volatile items, such as energy) is likely to remain subdued, as is the interest rate cycle.

The main highlights of the strategy being adopted for the fund are an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive currency hedge out of sterling.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Toyota Motor Corp.               4.16%
                   -----------------------------------------
                   RWE AG                           4.08%
                   -----------------------------------------
                   ING Groep NV                     3.96%
                   -----------------------------------------
                   KDDI Corp.                       3.96%
                   -----------------------------------------
                   HBOS Plc                         3.77%
                   -----------------------------------------
                   Royal Dutch Shell Plc, Class A   3.64%
                   -----------------------------------------
                   GlaxoSmithKline Plc              3.62%
                   -----------------------------------------
                   Telefonica S.A.                  3.55%
                   -----------------------------------------
                   Canon, Inc.                      3.50%
                   -----------------------------------------
                   Aviva Plc                        3.49%
                   -----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     33.2%
Communications                 12.2%
Non-Cyclical                   10.6%
Energy                         10.3%
Cyclical                        9.7%
Basic Materials                 8.8%
Utilities                       8.4%
Technology                      3.5%
Industrials                     3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MONDRIAN INTERNATIONAL STOCK PORTFOLIO MANAGED BY
           MONDRIAN INVESTMENT PARTNERS LTD. VS. MSCI EAFE INDEX/1/
                            Growth Based on $10,000

 LOGO

    --------------------------------------------------------------
                                  Average Annual Return/2/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Mondrian International
--  Stock Portfolio         9.52% 17.69% 0.93%        4.30%
    --------------------------------------------------------------
- - MSCI EAFE Index/1/     14.02% 24.18% 4.78%       13.34%
    --------------------------------------------------------------

/1/The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/01/1996.

Mondrian Investment Partners Ltd. became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

For the year ended December 31, 2005, the Portfolio provided a total return of 5.99% compared to the S&P 500 Index, which returned 4.91% for the same period.

PORTFOLIO SPECIFICS:

The first six months of 2005 were lackluster ones for the blue-chip U.S. stock market. Given a result approximately the same as that of the market, there were neither particular problems in the Portfolio, nor any investments in particular stocks, industries, or sectors that did so well or so poorly as to throw the contest decisively one way or the other.

Our stock selections in consumer discretionary, information technology, and consumer staples were the biggest positive contributors to relative performance, while our selections in health care and industrials, as well as our overweight in materials, proved the largest negative contributors to performance.

The most striking sector performance came from energy and utilities. Investors responded to the high prices for oil and natural gas early in the year by piling into everything related to energy, including utilities. We noted, though, that changes were occurring beneath the surface and that other sectors appeared to be emerging as better values.

That came to pass particularly in the fourth quarter, when energy and utilities were the two worst performing sectors of the S & P 500, both showing declines versus an index rising overall. Being somewhat underweight in those two sectors was helpful to the Portfolio performance in the fourth quarter, as was our being overweight in the still strongly performing materials sector. Otherwise our good stock selection in both health care and industrials contributed positively. For the second six months of 2005, our investments in those same three sectors, materials, health care, and industrials, also provided the positive difference in our performance. Especially big contributors among individual stocks over the six months were Rio Tinto and Phelps Dodge in materials, Barr Pharmaceuticals in health care, and Norfolk Southern and Burlington Northern Santa Fe in industrials.

Our weakest second half performance was in consumer staples, where our holdings in Hershey and Sysco both declined. Within the energy sector, our de-emphasis of the energy equipment-and-services industry detracted, as that industry had superior returns to those of its sector.

With regard again to the investing environment in general in the second half, there were shifts underway as investors diversified their portfolios. High growth situations seemed especially to attract investors, as exemplified by the stunning upward move in the share price of Google, a stock we have not owned, from what we thought were already quite elevated levels in terms of price to earnings and sales. However, the persistently high energy and other commodity prices, as well as projections for increased capital spending in capacity-constrained industries, continued to provide firm support for the so-called "old economy." So it has been something of a bifurcated market and one in which one treads with care. It does seem, though, that an underlying "theme" to investor behavior has been a powerful attraction to potential for above-average earnings growth, whether from high tech or low tech. We take that as our cue to maintain our focus on companies with compelling fundamentals regardless of industry or sector.

CURRENT STRATEGY AND OUTLOOK:

Our outlook for 2006 is cautious. We do think that the moderate expectations for economic growth can be met, and we also look for higher earnings and dividends. The broad consensus estimate of roughly 3.5% real GDP growth looks reasonable to us, and we likewise think that 6-8% earnings growth for the S&P 500 is doable. However, there are powerful headwinds in the form of higher short-term interest rates, stubbornly high oil and natural gas prices, and a slowing housing market. And, as was certainly impressed on us in 2005, the weather and other natural disasters can throw quite a wrench in the works. The result of all those crosscurrents could be a more volatile market than we've seen in a while. We believe that another result might be defensive positioning by investors. Our emphasis in this environment will be on stocks with good earnings and dividend support. If it is a softer economy that lies ahead, the companies less vulnerable to large earnings declines may prove better bets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Rio Tinto PLC               2.39%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.30%
                      ------------------------------------
                      Norfolk Southern Corp.      2.23%
                      ------------------------------------
                      Target Corp.                2.03%
                      ------------------------------------
                      Chevron Corp.               2.01%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.01%
                      ------------------------------------
                      Reed Elsevier NV            1.93%
                      ------------------------------------
                      Johnson & Johnson           1.76%
                      ------------------------------------
                      Walgreen Co.                1.67%
                      ------------------------------------
                      Chubb Corp.                 1.52%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Consumer Cyclical               12.3%
Consumer Non-Cyclical           19.8%
Technology                      10.5%
Energy                           7.3%
Industrials                     10.5%
Financials                      17.6%
Communications                  13.1%
Basic Materials                  7.1%
Utilities                        1.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                       PIONEER FUND PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                               S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

        PIONEER FUND
         PORTFOLIO         S&P 500 INDEX
        ------------       -------------
12/95     $10,000             $10,000
12/96      11,121              12,295
12/97      13,933              16,395
12/98      16,470              21,084
12/99      16,456              25,518
12/00      20,449              23,196
12/01      15,747              20,441
12/02      10,989              15,925
12/03      13,603              20,490
12/04      19,567              22,718
12/05      20,737              23,834


    ------------------------------------------------------------
                            Average Annual Return/2/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------
    Pioneer Fund
--  Portfolio    5.99%  13.39% -4.76%  4.84%        6.47%
    ------------------------------------------------------------
    S&P 500
- - Index/1/     4.91%  14.38%  0.54%  9.07%       12.62%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

Mid caps dominated returns among the major stock capitalization ranges for the year and value stocks bested the returns of growth in each of the Russell large-, mid-, and small-cap style indices. Since its inception on May 1, 2005 through December 31, 2005, the Portfolio provided a total return of 9.84%, compared to the Russell Mid Cap Value Index, the portfolio's benchmark, which returned 12.7% for the same period.

PORTFOLIO SPECIFICS:

The economy and corporate profits surged in the final months of the year after a slow first half. But investors in the end showed their hesitancy about the underlying strength of the economy, choosing to take profits rather than wait for stocks to head higher. The broad US equity markets ended flat for the year, finishing essentially where they began.

Stock selection together with sector overweights in both Industrials and Information Technology benefited relative returns the most. In the Technology sector, data storage company Imation, up 46%, along with SunGuard and Scientific-Atlanta, both acquisition targets that delivered a premium, were especially strong contributors.

Stock selection in the Consumer Discretionary sector detracted from relative performance. Video rental franchise Blockbuster fell on slumping summer box office receipts which lowered same store comps in sales and video rentals. In the Energy sector, we did not own Valero Energy, a large constituent that was up over 140% in the year.

At the period's end, our largest sector overweights relative to the Russell Mid Cap Value Index were Health Care, Industrials, and Energy. Our largest underweights were Financials and Utilities. Within the Consumer Discretionary sector, Media remains our biggest overweight industry, where we still see plenty of individual stock ideas within the industry and valuations appear depressed while ad rates, especially in broadcasting, continue to be strong.

We continue to look at the portfolio in light of our primary focus, which is the selection of individual stocks based on their merit and valuation. Individual stock picks ultimately determine sector weightings. From a macro perspective, rising oil prices and interest rates in our view are a pre-cursor to economic slowdown. As such, the Portfolio is being positioned slightly more defensively. However, we expect to see heightened merger and acquisition activity, a plus for the kinds of stocks we look to own--quality companies with characteristics that we believe are undervalued--that may be attractive takeover targets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Foot Locker, Inc.           2.10%
                      ------------------------------------
                      Symbol Technologies, Inc.   2.10%
                      ------------------------------------
                      Federated Investors, Inc.   2.09%
                      ------------------------------------
                      W. W. Grainger, Inc.        2.01%
                      ------------------------------------
                      Republic Services, Inc.     1.97%
                      ------------------------------------
                      PMI Group, Inc.             1.91%
                      ------------------------------------
                      Safeway, Inc.               1.90%
                      ------------------------------------
                      Mellon Financial Corp.      1.90%
                      ------------------------------------
                      Ball Corp.                  1.85%
                      ------------------------------------
                      Xerox Corp.                 1.84%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                             26.7%
Non-Cyclical                           19.6%
Industrials                            16.0%
Cyclical                               10.5%
Energy                                  8.2%
Communications                          7.3%
Basic Materials                         6.8%
Technology                              4.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIONEER MID CAP VALUE PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                        RUSSELL MID-CAP VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Pioneer Mid Cap        Russell Mid-Cap
                Value Portfolio             Index
                ---------------        ---------------
    5/2/2005        $10,000                 $10,000
   12/31/2005        10,984                  11,405




    ---------------------------------------------------------------
                                         Cumulative Return/2/
                                    (for the period ended 12/31/05)
    ---------------------------------------------------------------
                                          Since Inception/3/
    ---------------------------------------------------------------
--  Pioneer Mid Cap Value Portfolio              9.84%
    ---------------------------------------------------------------
- - Russell Mid-Cap Value Index/1/              12.70%
    ---------------------------------------------------------------

/1/The Russell Mid-Cap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forcasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005, the Portfolio returned 15.37% while its benchmark, the Russell 2000 Growth Index, returned 18.10%.

JANUS CAPITAL MANAGEMENT LLC COMMENTARY

DETRACTORS INCLUDED TECHNOLOGY-RELATED HOLDINGS

Stragglers included Infocrossing, a provider of information technology and business process outsourcing to U.S. businesses. In July, the company cut its second-quarter outlook and withdrew its 2005 guidance. Management attributed the shortfall in projected sales to lower-than-anticipated usage-based billings and delays in the start of new contracts. We continue to believe in the long-term potential of the company and therefore increased our position during the period.

Another detractor from performance was Greenfield Online, which provides Internet survey solutions to the marketing research industry. The company performs surveys, as well as provides survey programming, data collection and processing services, and manages the Greenfield Online panel, an Internet-based panel of individuals who participate in the company's surveys. Late this summer, the stock dropped after the company lowered its guidance and its CEO announced his resignation. We've since sold the position.

Workstream was another stock that hurt our relative results. We purchased the stock following what we felt was an unjustifiably sharp pullback in its price resulting from quarterly financial results that were below Wall Street's expectations. The solid, new customer base of this provider of services and Web-based software for Human Capital Management (HCM) has given us the confidence that the company is back on track, although the recovery has taken longer than we anticipated.

STANDOUTS INCLUDED SELECT CONSUMER DISCRETIONARY AND INFORMATION TECHNOLOGY HOLDINGS

Our top performer during the period was TALX, a business process outsourcer for payroll data-centric services. Our view that the stock was undervalued came to fruition when the rest of the street saw TALX continually beat Wall Street's earnings estimates. The company had consistently robust revenue and profit growth figures.

Documentation company American Reprographics also advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Customer service technology developer LivePerson was also a top 10 contributor. The company has benefited from increased acceptance by Wall Street for its solutions, which include connecting a Website visitor to a company representative via chat technology or a phone call. Building on an already solid base of business in the technology field, LivePerson made strong inroads into the financial services industry over the past two quarters, and we're pleased to see the company hit such an inflection point.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, as we remain optimistic about the small-cap universe, we'll continue to maintain a primary focus on investing in companies we believe have solid growth potential, while keeping an eye on macro developments.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the health care and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the health care sector, our overweight positions in Alpharma, Abgenix, and Cubist Pharmaceuticals contributed positively to performance. In the information technology sector, we were helped by our holdings in Blue Coat Systems, Intergraph, and Supertex.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Premiere Global Services, Golden Telecom, and Syniverse Holdings hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in NBTY, Gold Kist, and Longs Drug Stores.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 102 THROUGH 106 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    TALX Corp.                      1.66%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         1.36%
                    ----------------------------------------
                    World Fuel Services Corp.       1.22%
                    ----------------------------------------
                    Jarden Corp.                    1.12%
                    ----------------------------------------
                    Carter's, Inc.                  1.11%
                    ----------------------------------------
                    Quiksilver, Inc.                1.08%
                    ----------------------------------------
                    Western Oil Sands, Inc.         1.04%
                    ----------------------------------------
                    Ultimate Software Group, Inc.   1.02%
                    ----------------------------------------
                    CoStar Group, Inc.              0.97%
                    ----------------------------------------
                    Cubist Pharmaceuticals, Inc.    0.90%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    28.1%
Cyclical                        18.9%
Technology                      17.7%
Communications                  10.3%
Industrials                      9.7%
Financials                       7.5%
Energy                           6.4%
Basic Materials                  1.3%
Utilities                        0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO MANAGED BY
       TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT LLC VS.
                         RUSSELL 2000 GROWTH INDEX/1/
                            Growth Based on $10,000

                             [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Growth Portfolio      Growth Index(1)
              -------------------------   --------------
  5/2/2005            $10,000                 $10,000
12/31/2005             11,537                  11,810

    --------------------------------------------------------------------
                                              Cumulative Return/2/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/3/
    --------------------------------------------------------------------
    Style Focus Series: Small Cap Growth
--  Portfolio                                        15.37%
    --------------------------------------------------------------------
- - Russell 2000 Growth Index/1/                     18.10%
    --------------------------------------------------------------------

/1/The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. equity universe. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small cap growth manager's opportunity set. The Index does not include fees and expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005 the Portfolio returned 13.56%. The unmanaged benchmark, the Russell 2000 Value Index returned 13.70% for the same period.

DREMAN VALUE MANAGEMENT COMMENTARY

For the year ended December 31, 2005, the Russell 2000 Value Index returned 4.69%, as small cap stocks took a bit of a breather after two stellar years. 2005 again saw equities in general post more subdued returns than 2004. We at Dreman Value Management started to manage The Travelers Series Trust: Style Focus Series: Small Cap Value Portfolio ("The Portfolio") in early May of this year. For the interim period of our management our sleeve of the portfolio returned 14.5% compared to the benchmark Russell 2000 Value index's return of 13.7% for the same period. Given the nature of the markets over this period we are satisfied with the performance thus far.

The US equity markets experienced returns over the past twelve months that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These mega storms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. While equity market returns were somewhat muted compared to last year, the fact that all equity market indices ended the year in positive territory is a testament to the resiliency of the US economy.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 1/2% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21% of the natural gas supply and 29% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Managements Service (MMS) approximately 65% of the natural gas production and 77% of the oil production in the Gulf remained shut-in as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low by historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year rate is still well below 4.5%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers' budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV's. During September, Ford and GM reported 30% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.8% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006 we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Turning to the portfolio, we continue to maintain overweight positions in the Energy, Basic Materials, Industrials, and Health Care sectors relative to the Russell 2000 Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain as underweights. During the quarter we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer small cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook. The strong performance of small cap stocks over the last three years has added to the turnover as rapid advances in stock prices have meant that valuation targets can be reached in a matter of months. The portfolio's turnover is a consequence of our attempt to maintain the portfolio consistently invested in value stocks with strong fundamentals that, on average, have market capitalization under $2 billion.

Energy withstood a difficult final quarter to easily wind up as best performing sector during the past year with most of the positions appreciating substantially. At the end of December, energy stocks represented about 16% of the portfolio. Among the best performers were Parallel Petroleum and Carrizo Oil & Gas, which returned 64% and 61%, respectively. The portfolio has been overweight energy for more than three years, and given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies.

On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. While many do not appear "cheap" when focusing on near-term earnings, our focus is on the value of gas reserves in the ground. For example, Parallel Petroleum currently trades at an approximate P/E of 20 based on 2006 earnings, hardly a low P/E stock. However, when we calculate the value of its gas reserves in Texas, New Mexico, and Utah, we come up with a value of better than $30 per share, more than twice the current stock price. More importantly, to get to this value, we assume natural gas prices of $6.50 per Mcf (thousand cubic feet), about half the current level.

Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. In order to just keep gas and oil supplies at current levels, it takes an ever-increasing amount of drilling because of the rate of depletion that is occurring in currently producing wells. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as Grant Prideco, Patterson UTI, Cal Dive International, etc. Most of the equipment and service companies trade at P/E ratios in the mid-teens based on 2006 earnings estimates. What makes these companies so attractive is that their earnings growth rates over the next three years should exceed 25%. In our view, only a collapse in oil and gas prices to less than half their current levels will change their earnings outlook. Hence, the key question in assessing the attractiveness of energy investments is the future outlook for energy prices.

For some time we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf.

While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of "hot" money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Industrial stocks currently represent approximately 17% of the portfolio. A recent addition of note is Insteel, which produces concrete reinforcing products that are used in road building as well as commercial construction. It currently trades at just 6.2 times trailing earnings and has an excellent balance sheet. We expect Insteel to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade the long neglected infrastructure. In fact, several of the portfolio's holdings such as General Cable and Watts Water Technologies also stand to benefit from this trend.

We continue to like the aerospace and defense stocks and they represent about a third of the portfolio's industrial positions. Among our favorite names in this area are Aviall and DRS Technologies. Aviall trades at a P/E of 19 times, a little rich for our taste, but it has increased greatly since our initial foray. We still hold it because of its unique position as a sole supplier of parts for a large number of widely used jet engines and other key plane assemblies. Most of its focus is on after-market parts that have to be replaced on a regular basis. We see continued earnings growth in the low to mid-teens over the next five years. DRS Technologies focuses more on the defense area with a wide range of products in the intelligence, data gathering, and surveillance areas. Like Aviall, it should enjoy growth rates near the mid teens level for the next three to five years.

DHB Industries and Duratek were the two worst performing industrial stocks during the quarter. DHB Industries declined over 41% due to fears of serious financial consequences stemming from lawsuits that claim the company did not appropriately warn investors about problems with its products. Given that DHB produces body armor for police and the military, product quality and consumer confidence are extremely important. We decided to sell the stock rather than wait for the outcome of the lawsuits. Duratek which is in the business of cleaning up, transporting, and disposing of nuclear material fell over 30% after announcing poor quarterly results and was eliminated from the portfolio late in the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The Portfolio's health care stocks currently account for 15% of the total portfolio. Lifepoint Hospitals declined slightly during the year as the impact of the hurricanes and fears of bad debts weighted on the stocks, again showing the far reaching of the fall's devastating series of storms. Biovail Corp., a pharmaceutical stock with a portfolio of products that aid in the oral delivery of drugs, was a standout with a return of over 28%. Biovail was added in August and sold in November so it did not take long to add value. In fact, this is an example of our earlier statement about how quickly small cap stock prices can change.

Financial stocks were hindered by the growing headwind of rising interest rates for much of the past year before rallying in the final quarter. The portfolio's holdings in the Real Estate industries were particularly weak. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell 2000 Value. Doral Financial and R&G Financial, both thrifts, each declined approximately 20%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also were hurt by weakness late in the year as investor concerns on interest rates caused interest in REITs to wane. We hold about 6.0% of the portfolio in REITs, about half of the small cap value benchmark, and remain confident on the long-term prospects for companies such as KKR
Financial, Newcastle Investment, and Novastar Financial. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between now and January 2007, Novastar should pay out almost $10 in dividends or 30% of the current stock price. We see little on the horizon that will put these dividends at risk.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the financials and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the financials sector, our overweight positions in Federal Agricultural Mortgage, Piper Jaffray, and Kilroy Realty contributed positively to performance. In the information technology sector, we were helped by our holdings in Talx, Nuance Communications, and United Online.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Price Communications, Cincinnati Bell, and Golden Telecom hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in Alliance One International, Chiquita Brands International, and NBTY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance returns shown above do not reflect the deduction of sales charges, which, if reflected, would reduce performance. The views

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

expressed are opinions of the portfolio manager as of December 31, 2005 and are subject to change based on market and other conditions. These views may differ from those of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Portfolio allocation is subject to change at any time. The mention of any individual securities should neither constitute or be construed as a recommendation to purchase or sell securities and information provided regarding such individual securities is not a sufficient basis upon which to make an investment decision. Any statistics have been obtained from sources the portfolio manager believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Portfolio allocations, holdings and characteristics are subject to change at any time. All investments involve risk including possible loss of principal.

PLEASE REFER TO PAGES 107 THROUGH 111 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   CommScope, Inc.                  1.27%
                   -----------------------------------------
                   Anixter International, Inc.      1.21%
                   -----------------------------------------
                   Oregon Steel Mills, Inc.         1.16%
                   -----------------------------------------
                   Southern Union Co.               1.15%
                   -----------------------------------------
                   RTI International Metals, Inc.   1.14%
                   -----------------------------------------
                   URS Corp.                        1.12%
                   -----------------------------------------
                   Kinetic Concepts, Inc.           1.12%
                   -----------------------------------------
                   Cameco Corp.                     1.07%
                   -----------------------------------------
                   EMCOR Group, Inc.                0.93%
                   -----------------------------------------
                   Terex Corp.                      0.93%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     26.4%
Industrials                    16.1%
Non-Cyclical                   13.9%
Energy                         11.0%
Cyclical                        9.5%
Communications                  7.7%
Basic Materials                 6.7%
Technology                      4.7%
Utilities                       4.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO MANAGED BY
      TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C. VS.
                          RUSSELL 2000 VALUE INDEX/1/
                            Growth Based on $10,000

                       [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Value Portfolio       Value Index(1)
              -------------------------   --------------
  5/2/2005             $10,000                $ 10,000
12/31/2005              11,357                  11,370

    -------------------------------------------------------------------
                                             Cumulative Return/2/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/3/
    -------------------------------------------------------------------
    Style Focus Series: Small Cap Value
--  Portfolio                                       13.56%
    -------------------------------------------------------------------
- - Russell 2000 Value Index/1/                     13.70%
    -------------------------------------------------------------------

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2005, the Travelers Quality Bond Portfolio returned 1.63%. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,/iv/ returned 1.58% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average/1/ was 1.62%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the federal funds rate/ii/ from 2.25% to 4.25% by period end. These measured, consecutive, rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year U.S. Treasury yields on stronger-than-expected housing starts.

As the market appeared to fully expect each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement, the also indicated that monetary policy decisions will become more data-dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected the financial markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through the economy, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Corporation were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004's 102.3 reading, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iii/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5% pace). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December-end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's apparent comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 183 funds in the Fund's Lipper category and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/iv/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed government and corporate debt issues that are (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                  Percent of
    Description                                                   Net Assets
    ------------------------------------------------------------------------
    U.S. Treasury Notes (2.875%, 11/30/06)                          11.57%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/08)                          10.00%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.000%, 08/31/07)                           6.66%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (3.375%, 11/15/08)                           3.54%
    ------------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                             2.04%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/10)                           1.94%
    ------------------------------------------------------------------------
    Commercial Mortgage Pass Through Certificates Series 2005-C6,
     Class A5B (5.167%, 06/10/44)                                    1.78%
    ------------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     Series 2004-C3, Class AJ (4.922%, 01/15/42)                     1.63%
    ------------------------------------------------------------------------
    Pepco Holdings, Inc. (5.500%, 08/15/07)                          1.57%
    ------------------------------------------------------------------------
    HSBC Finance Corp. (6.375%, 10/15/11)                            1.54%
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  TRAVELERS QUALITY BOND PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Travelers Quality          Lehman Bro. Intermediate
                 Bond Portfolio            Gov/Credit Bond Interest
                 --------------            ------------------------
    8/30/1996         $10,000                      $10,000
   12/31/1996          10,356                       10,388
   12/31/1997          11,095                       11,624
   12/31/1998          12,036                       13,004
   12/31/1999          12,168                       13,055
   12/31/2000          13,015                       14,376
   12/31/2001          13,944                       15,664
   12/31/2002          14,753                       16,651
   12/31/2003          15,784                       17,369
   12/31/2004          16,303                       17,897
   12/31/2005          16,579                       18,180




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers Quality Bond
--  Portfolio                1.63%  3.94%  4.95%        5.56%
    ----------------------------------------------------------------
    Lehman Brothers
    Intermediate Government/
- - Credit Bond Index/1/     1.58%  2.97%  5.50%        6.87%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the twelve months ended December 31, 2005, U.S. Government Securities Portfolio returned 4.33%. The Portfolio outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index/v/, which returned 2.66% for the same period. The Portfolio underperformed its other unmanaged composite benchmark, the Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch Mortgage Master Index/vi/, which returned 5.01%, for the same period. The Portfolio outperformed the Portfolio's Lipper General U.S. Government Funds Category Average/1/, which increased 2.05%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point/ii/ hikes during the period brought the federal funds rate/iii/ from 2.25% to 4.25% by period end. These rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed relatively low during the period, declining 29 basis points during the period. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen during the period and, near year-end, a brief yield curve inversion as 2-year U.S. Treasury note yields broke above 10-year yields on reports of stronger-than-expected housing starts.

As many market participants fully expected each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee ("FOMC") removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data-dependent as the Fed may shift from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven from month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Company and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus the December 2004 reading of 102.3, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iv/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of what many investors perceive to be the Fed's comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 166 funds in the Fund's Lipper category, and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/iii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/v/The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.

/vi/The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.125%, 05/15/15)                        10.69%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.250%, 08/15/23)                        10.19%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (5.250%, 11/15/28)                         5.25%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.500%, 12/01/99)           5.16%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, 04/01/35)           4.48%
     ---------------------------------------------------------------------
     Tennessee Valley Authority, Series G (7.125%, 05/01/30)       4.45%
     ---------------------------------------------------------------------
     Financing Corp.(FICO) Strips, Series 13 (5.229%, 06/27/11)    4.11%
     ---------------------------------------------------------------------
     U.S. Treasury Strip (3.230%, 02/15/27)                        4.02%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (8.875%, 02/15/19)                         3.88%
     ---------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.000%, 10/01/35)           3.26%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Collateralized Mortgage Obligations                   16.4%
U.S Government Agency Mortgage Backed Securities      35.0%
U.S Government & Agency Obligations                   48.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                U.S. GOVERNMENT SECURITIES PORTFOLIO MANAGED BY
                     SALOMON BROTHERS ASSET MANAGEMENT VS.
   MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX/1/ AND COMPOSITE INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                                        MERRILL LYNCH U.S.
                  U.S. GOVERNMENT        TREASURY/Agency        Composite
                SECURITIES PORTFOLIO     Master Index/1/         Index/2/
                --------------------     --------------         -----------
12/31/1994             10,000                10,000               10,000
12/31/1995             12,442                11,831               12,423
12/30/1996             12,623                12,158               12,684
12/30/1997             14,216                13,325               14,250
12/30/1998             15,666                14,637               15,745
12/31/1999             15,004                14,328               15,143
12/30/2000             17,185                16,207               17,588
12/30/2001             18,185                17,370               18,635
12/30/2002             20,663                19,328               21,106
12/31/2003             21,231                19,784               21,688
12/30/2004             22,532                20,460               23,103
12/30/2005             26,156                21,004               24,260


    --------------------------------------------------------------
                              Average Annual Return/3/
                          (for the period ended 12/31/05)
    --------------------------------------------------------------
                   1 Year 3 Year 5 Year 10 Year Since Inception/4/
    --------------------------------------------------------------
    U.S.
    Government
    Securities
--  Portfolio      4.33%  4.39%  6.47%   6.57%        7.16%
    --------------------------------------------------------------
    Merrill Lynch
    U.S. Treasury/
    Agency Master
- - Index/1/       2.66%  2.81%  5.33%   5.91%        5.91%
    --------------------------------------------------------------
    Composite
--  Index/2/       5.01%  4.75%  6.62%   6.87%        6.92%
    --------------------------------------------------------------

/1/The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Index does not include fees and expenses and is not available for direct investment.

/2/Composite Index which is an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ years Index and the Merrill Lynch Mortgage Master Index

The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Index does not include fees and expenses and is not available for direct investment.

The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.) The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CONVERTIBLE SECURITIES PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,040.10        $3.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
DISCIPLINED MID CAP STOCK PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.90        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
EQUITY INCOME PORTFOLIO                     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,063.10        $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.92         4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,025.50        $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED STOCK PORTFOLIO                   ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.80        $4.90
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LARGE CAP PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.20        $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.86% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                           $1,000.00     $1,086.00        $1.84
  Hypothetical (5% return before expenses)          1,000.00      1,023.44         1.79
-----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   BEGINNING     ENDING        EXPENSES PAID
                                                   ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                   6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                             $1,000.00     $1,019.30        $1.78
  Hypothetical (5% return before expenses)            1,000.00      1,023.44         1.79
-------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,054.40        $1.81
  Hypothetical (5% return before expenses)        1,000.00      1,023.44         1.79
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          BEGINNING     ENDING        EXPENSES PAID
                                                          ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                          6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                    $1,000.00     $1,064.70        $1.82
  Hypothetical (5% return before expenses)                   1,000.00      1,023.44         1.79
--------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                            BEGINNING     ENDING        EXPENSES PAID
                                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                      $1,000.00     $1,036.20        $1.80
  Hypothetical (5% return before expenses)                     1,000.00      1,023.44         1.79
----------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MERCURY LARGE CAP CORE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,084.50        $4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS MID CAP GROWTH PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,077.20        $4.61
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS VALUE PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,052.50        $5.12
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONDRIAN INTERNATIONAL STOCK PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.10        $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,072.30        $5.28
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER MID CAP VALUE PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,034.20        $5.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                BEGINNING     ENDING        EXPENSES PAID
                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                          $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)         1,000.00      1,019.66         5.60
----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)        1,000.00      1,019.66         5.60
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TRAVELERS QUALITY BOND PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  999.10        $2.27
  Hypothetical (5% return before expenses)     1,000.00      1,022.94         2.29
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.45% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
U.S. GOVERNMENT SECURITIES PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  988.80        $2.16
  Hypothetical (5% return before expenses)     1,000.00      1,023.04         2.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.43% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CONVERTIBLE BONDS - 73.2%
      AEROSPACE & DEFENSE - 4.3%
      Armor Holdings, Inc., 2.000%/0.000%, due
        01/01/24(a)............................ $ 1,000,000 $     993,750
      L-3 Communications Corp.
        3.000%, due 08/01/35 (144A)(b).........   1,600,000     1,590,000
       3.000%, due 08/01/35....................     300,000       298,125
      Lockheed Martin Corp. 4.090%, due
        08/15/33(c)............................   1,500,000     1,607,070
                                                            -------------
                                                                4,488,945
                                                            -------------
      AIRLINES - 1.6%
      Continental Airlines, Inc. 4.500%, due
        02/01/07...............................     600,000       562,500
      Frontier Airlines, Inc. 5.000%, due
        12/15/25...............................   1,000,000     1,085,000
                                                            -------------
                                                                1,647,500
                                                            -------------
      BIOTECHNOLOGY - 4.8%
      Amgen, Inc. 0.098%, due 03/01/32(d)......   3,300,000     2,590,500
      InterMune, Inc. 0.250%, due 03/01/11.....   1,250,000     1,106,250
      Invitrogen Corp.
        3.250%, due 06/15/25...................   1,000,000       962,500
       3.250%, due 06/15/25 (144A)(b)..........     300,000       288,750
                                                            -------------
                                                                4,948,000
                                                            -------------
      BUILDING MATERIALS - 2.5%
      Masco Corp., Series B 2.096%, due
        07/20/31(d)............................   2,300,000     1,058,000
      NCI Building Systems, Inc. 2.125%, due
        11/15/24...............................   1,300,000     1,540,500
                                                            -------------
                                                                2,598,500
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.6%
      Euronet Worldwide, Inc. 1.625%, due
        12/15/24...............................   1,600,000     1,642,000
                                                            -------------
      COMPUTERS & PERIPHERALS - 1.4%
      Electronics For Imaging, Inc. 1.500%, due
        06/01/23...............................     900,000     1,000,125
      Silicon Graphics, Inc. 6.500%, due
        06/01/09...............................     700,000       481,250
                                                            -------------
                                                                1,481,375
                                                            -------------
      ENVIRONMENTAL SERVICES - 2.2%
      Waste Connections, Inc. 4.750%, due
        05/01/22(c)............................   2,100,000     2,333,730
                                                            -------------
      FINANCIAL - DIVERSIFIED - 0.5%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(d)............................     500,000       532,500
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 6.4%
      LifePoint Hospitals, Inc.
        3.250%, due 08/15/25 (144A)(b).........   1,600,000     1,466,000
       3.250%, due 08/15/25....................   1,200,000     1,099,500

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Omnicare, Inc. 3.250%, due 12/15/35........ $ 1,000,000 $     997,500
     Pacificare Health Systems, Inc. 3.000%, due
       10/15/32.................................     700,000     3,030,125
                                                             -------------
                                                                 6,593,125
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 5.1%
     Actuant Corp. 2.000%, due 11/15/23.........   1,500,000     2,190,000
     Danaher Corp. 1.369%, due 01/22/21(d)......   1,900,000     1,569,875
     Roper Industries, Inc. 1.481%/0.000%, due
       01/15/34(a)..............................   2,800,000     1,547,000
                                                             -------------
                                                                 5,306,875
                                                             -------------
     MEDIA - 3.7%
     Charter Communications, Inc.
       5.875%, due 11/16/09.....................   1,050,000       786,187
      5.875%, due 11/16/09 (144A)(b)............     450,000       336,938
     Liberty Media Corp.
       0.750%, due 03/30/23.....................   1,000,000     1,075,000
      0.750%, due 03/30/23 (144A)(b)............     500,000       537,500
      4.000%, due 11/15/29......................   1,800,000     1,064,250
                                                             -------------
                                                                 3,799,875
                                                             -------------
     OIL & GAS - 5.6%
     Grey Wolf, Inc. 4.004%, due 04/01/24(c)....     800,000     1,103,600
     Halliburton Co. 3.125%, due 07/15/23.......     700,000     1,200,500
     Nabors Industries, Inc., Series B 0.000%,
       due 06/15/23(d)..........................   1,500,000     1,775,625
     Pride International, Inc. 3.250%, due
       05/01/33.................................   1,300,000     1,719,250
                                                             -------------
                                                                 5,798,975
                                                             -------------
     PACKAGING & CONTAINERS - 1.8%
     Sealed Air Corp. 3.000%, due 06/30/33
       (144A)(b)................................   1,900,000     1,904,750
                                                             -------------
     PHARMACEUTICALS - 9.4%
     BioMarin Pharmaceutical, Inc. 3.500%, due
       06/15/08.................................   1,700,000     1,606,500
     CV Therapeutics, Inc. 2.750%, due
       05/16/12.................................     600,000       900,000
     Enzon Pharmaceuticals, Inc. 4.500%, due
       07/01/08.................................     800,000       722,000
     Nektar Therapeutics, 3.250%, due
       09/28/12 (144A)(b).......................   1,000,000     1,011,250
     NPS Pharmaceuticals, Inc. 3.000%, due
       06/15/08.................................   1,700,000     1,474,750
     Oscient Pharmaceutical Corp. 3.500%, due
       04/15/11.................................   1,400,000     1,085,000
     Sepracor, Inc. 0.049%, due
       10/15/24(d)..............................   1,300,000     1,238,250
     Teva Pharmaceutical Industries, Ltd.
       0.250%, due 02/01/24.....................   1,400,000     1,750,000
                                                             -------------
                                                                 9,787,750
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 6.7%
       Best Buy Co., Inc.
         2.250%, due 01/15/22.................. $ 1,500,000 $   1,601,250
        2.250%, due 01/15/22 (144A)(b).........     200,000       213,500
       CBRL Group, Inc. 1.953%, due
         04/03/32(d)...........................   5,000,000     2,325,000
       CKE Restaurants, Inc. 4.000%, due
         10/01/23..............................     275,000       441,031
       Men's Wearhouse, Inc. 3.125%, due
         10/15/23..............................   2,000,000     2,330,000
                                                            -------------
                                                                6,910,781
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
       Amkor Technology, Inc. 5.000%, due
         03/15/07..............................   1,200,000     1,138,500
       Intel Corp., 2.950%, due 12/15/35
         (144A)(b).............................   1,000,000       981,250
                                                            -------------
                                                                2,119,750
                                                            -------------
       SOFTWARE - 5.6%
       Mentor Graphics Corp. 5.941%, due
         08/06/23(c)...........................   1,400,000     1,278,620
       Open Solutions, Inc.
         1.467%/0.000%, due 02/02/35(a)........     575,000       304,031
        1.467%/0.000%, due 02/02/35
          (144A)(a)(b).........................   2,200,000     1,163,250
       RealNetworks, Inc. 1.585%, due
         07/01/10(d)...........................   1,000,000       982,500
       SafeNet, Inc. 2.500%, due 12/15/10
         (144A)(b).............................   1,000,000       996,250
       SINA Corp. 0.000%, due 07/15/23(d)......     950,000     1,039,063
                                                            -------------
                                                                5,763,714
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.0%
       ADC Telecommunications, Inc. 5.045%,
         due 06/15/13(c).......................   2,500,000     2,528,125
       Amdocs, Ltd. 0.500%, due 03/15/24.......     900,000       811,125
       Ciena Corp. 3.750%, due 02/01/08........   1,800,000     1,660,500
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)................   1,000,000       931,250
       NII Holdings, Inc., 2.750%, due 08/15/25
         (144A)(b).............................   1,900,000     2,073,375
       RF Micro Devices, Inc. 1.500%, due
         07/01/10..............................     300,000       277,125
                                                            -------------
                                                                8,281,500
                                                            -------------
       Total Convertible Bonds
       (Cost $73,774,482)                                      75,939,645
                                                            -------------

       COMMON STOCKS - 10.4%
       BANKS - 2.0%
       Commerce Bancorp, Inc...................      60,659     2,087,276
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      BIOTECHNOLOGY - 0.3%
      Enzon Pharmaceuticals, Inc.*............. $    45,200 $     334,480
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 1.0%
      Corning, Inc.*...........................      50,000       983,000
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.5%
      Rowan Companies, Inc.....................      15,000       534,600
                                                            -------------
      FINANCIAL - DIVERSIFIED - 2.8%
      Capital One Financial Corp...............      12,000     1,036,800
      Countrywide Financial Corp...............      38,000     1,299,220
      Merrill Lynch & Co., Inc.................       9,000       609,570
                                                            -------------
                                                                2,945,590
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.5%
      Sohu.com, Inc.*..........................      28,100       515,354
                                                            -------------
      IT CONSULTING & SERVICES - 2.1%
      Affiliated Computer Services, Inc. -
        Class A*...............................      36,000     2,130,480
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Oscient Pharmaceuticals Corp.*...........     110,000       249,700
                                                            -------------
      RETAIL - SPECIALTY - 0.7%
      Staples, Inc.............................      34,000       772,140
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Sprint Nextel Corp.......................      11,000       256,960
                                                            -------------
      Total Common Stocks
      (Cost $10,162,255)                                       10,809,580
                                                            -------------

      CONVERTIBLE PREFERRED STOCK - 13.4%
      BANKS - 2.9%
      Sovereign Capital Trust IV 4.375%, due
        03/01/34...............................      33,000     1,452,000
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41 (144A)(b).................      25,000     1,364,550
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41...........................       4,000       217,000
                                                            -------------
                                                                3,033,550
                                                            -------------
      ELECTRIC UTILITIES - 1.1%
      NRG Energy, Inc. 4.000%..................         900     1,172,137
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.1%
      Doral Financial Corp. 4.750%.............       6,900     1,084,163
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.2%
      Omnicare, Inc., Series B 4.000%..........      17,000     1,262,590
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.9%
      United Rentals Trust I 6.500%............      46,000     1,966,500
                                                            -------------
      MEDIA - 1.4%
      Interpublic Group of Cos, Inc., Series B
        5.250%, (144A)(b)......................       1,540     1,421,035
                                                            -------------
      OIL & GAS - 1.0%
      Chesapeake Energy Corp. 5.000%...........       7,200       989,100
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 2.8%
      Host Marriott Finance Trust 6.750%.......      30,000 $   1,871,550
      Simon Property Group, Inc. 6.000%........      16,000     1,028,800
                                                            -------------
                                                                2,900,350
                                                            -------------
      Total Convertible Preferred Stock
      (Cost $13,719,061)                                       13,829,425
                                                            -------------
      SHORT-TERM INVESTMENT - 1.9%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 12/30/05 at 2.000% to
        be repurchased at $1,998,444 on
        01/03/06 collateralized by $2,070,000
        U.S. Treasury Bond 4.000% due
        11/15/12 with a value of $2,041,538
        (Cost - $1,998,000).................... $ 1,998,000     1,998,000
                                                            -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $99,653,798)                                      102,576,650
      Other Assets and Liabilities (net) - 1.1%                 1,117,573
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 103,694,223
                                                            =============

* Non-income producing security.

(a) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 15.7% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

The following table summarizes the credit composition of the portfolio holdings of the Convertible Securities Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               7.70%
                           BBB                            12.40
                           BB                             12.20
                           B                               9.50
                           Below B                        33.70
                           Equities/Other                 24.50
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.9%
       AEROSPACE & DEFENSE - 0.1%
       L-3 Communications Holdings, Inc............  4,062 $     302,010
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.6%
       CNF, Inc.................................... 27,016     1,509,924
       Expeditors International of Washington, Inc.  8,393       566,612
       Ryder System, Inc........................... 29,203     1,197,907
                                                           -------------
                                                               3,274,443
                                                           -------------
       AIRLINES - 0.4%
       Alaska Air Group, Inc.*..................... 25,565       913,182
                                                           -------------
       AUTO COMPONENTS - 1.2%
       ArvinMeritor, Inc........................... 36,959       531,840
       BorgWarner, Inc............................. 25,061     1,519,448
       Lear Corp................................... 18,465       525,514
                                                           -------------
                                                               2,576,802
                                                           -------------
       BANKS - 3.3%
       BOK Financial Corp.......................... 14,699       667,775
       Colonial BancGroup, Inc. (The).............. 28,532       679,632
       Comerica, Inc...............................  9,889       561,300
       Cullen/Frost Bankers, Inc................... 12,807       687,480
       Mercantile Bankshares Corp.................. 14,899       840,899
       SVB Financial Group*........................ 16,907       791,924
       Westcorp.................................... 18,231     1,214,367
       Wilmington Trust Corp....................... 12,214       475,247
       Zions Bancorp............................... 12,778       965,506
                                                           -------------
                                                               6,884,130
                                                           -------------
       BIOTECHNOLOGY - 1.8%
       Cephalon, Inc.*............................. 10,819       700,422
       Invitrogen Corp.*........................... 11,690       779,022
       Millennium Pharmaceuticals, Inc.*........... 55,873       541,968
       Protein Design Labs, Inc.*.................. 19,826       563,455
       Techne Corp.*...............................  7,068       396,868
       Vertex Pharmaceuticals, Inc.*............... 27,647       764,992
                                                           -------------
                                                               3,746,727
                                                           -------------
       CHEMICALS - 2.6%
       Albemarle Corp.............................. 16,176       620,350
       Cytec Industries, Inc....................... 23,581     1,123,163
       FMC Corp.*.................................. 26,680     1,418,575
       Lubrizol Corp............................... 26,005     1,129,397
       Lyondell Chemical Co........................ 19,432       462,870
       Scotts Miracle-Gro Co. - Class A............ 15,878       718,321
                                                           -------------
                                                               5,472,676
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.0%
       Alliance Data System Corp.*................. 45,340     1,614,104
       Banta Corp.................................. 17,380       865,524
       Brink's Co. (The)........................... 16,953       812,218
       Career Education Corp.*..................... 45,878     1,547,006
       CheckFree Corp.*............................ 15,574       714,847

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES - CONTINUED
            Dun & Bradstreet Corp. (The)*.....  12,427 $     832,112
            Education Management Corp.*.......  12,436       416,730
            Fair Isaac Corp...................  35,788     1,580,756
            Korn/Ferry International*.........  52,206       975,730
            Manpower, Inc.....................   6,575       305,738
            MPS Group, Inc.*..................  91,612     1,252,336
            Navigant Consulting, Inc.*........  31,990       703,140
            Quanta Services, Inc.*............  60,520       797,048
            Republic Services, Inc............  23,236       872,512
            West Corp.*.......................  26,184     1,103,656
                                                       -------------
                                                          14,393,457
                                                       -------------
            COMMUNICATIONS EQUIPMENT - 2.1%
            CommScope, Inc.*..................  42,663       858,806
            Harris Corp.......................  49,704     2,137,769
            Powerwave Technologies, Inc.*..... 106,783     1,342,263
                                                       -------------
                                                           4,338,838
                                                       -------------
            COMPUTERS & PERIPHERALS - 1.7%
            SanDisk Corp.*....................  22,360     1,404,655
            Western Digital Corp.*............ 114,048     2,122,434
                                                       -------------
                                                           3,527,089
                                                       -------------
            CONSTRUCTION & ENGINEERING - 1.0%
            Beazer Homes USA, Inc.............   7,786       567,132
            Granite Construction, Inc.........  16,361       587,524
            Toll Brothers, Inc.*..............  28,902     1,001,165
                                                       -------------
                                                           2,155,821
                                                       -------------
            CONSTRUCTION MATERIALS - 0.3%
            Martin Marietta Materials, Inc....   6,722       515,712
                                                       -------------
            CONTAINERS & PACKAGING - 0.2%
            Sonoco Products Co................  14,233       418,450
                                                       -------------
            ELECTRIC UTILITIES - 4.1%
            Black Hills Corp..................  15,400       532,994
            Energy East Corp..................  51,088     1,164,807
            IDACORP, Inc......................  20,159       590,659
            NSTAR.............................  45,789     1,314,144
            Pepco Holdings, Inc...............  74,557     1,667,840
            Pinnacle West Capital Corp........  11,269       465,973
            PNM Resources, Inc................  43,681     1,069,748
            Westar Energy, Inc................  28,308       608,622
            Wisconsin Energy Corp.............  26,022     1,016,419
                                                       -------------
                                                           8,431,206
                                                       -------------
            ELECTRICAL EQUIPMENT - 1.3%
            AMETEK, Inc.......................  24,233     1,030,872
            Energizer Holdings, Inc.*.........  13,121       653,294
            Thomas & Betts Corp.*.............  24,058     1,009,474
                                                       -------------
                                                           2,693,640
                                                       -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
         Amphenol Corp. - Class A................. 30,667 $   1,357,321
         Arrow Electronics, Inc.*................. 32,969     1,055,997
         CDW Corp................................. 10,808       622,216
         Ingram Micro, Inc. - Class A*............ 41,677       830,623
         Jabil Circuit, Inc.*..................... 31,197     1,157,097
                                                          -------------
                                                              5,023,254
                                                          -------------
         FINANCIAL - DIVERSIFIED - 4.0%
         Affiliated Managers Group, Inc.*......... 12,342       990,445
         American Capital Strategies, Ltd......... 25,110       909,233
         Bear Stearns Cos., Inc................... 10,016     1,157,148
         Blackrock, Inc. - Class A................  8,339       904,615
         E*TRADE Financial Corp.*................. 60,142     1,254,562
         First Marblehead Corp. (The)............. 19,725       648,164
         IndyMac Bancorp, Inc..................... 22,748       887,627
         Leucadia National Corp................... 15,011       712,422
         SEI Investments Co....................... 24,542       908,054
                                                          -------------
                                                              8,372,270
                                                          -------------
         FOOD & DRUG RETAILING - 0.2%
         SUPERVALU, Inc........................... 12,286       399,049
                                                          -------------
         FOOD PRODUCTS - 1.2%
         Dean Foods Co............................ 27,922     1,051,543
         Pilgrim's Pride Corp..................... 22,746       754,257
         Smithfield Foods, Inc.*.................. 20,039       613,193
                                                          -------------
                                                              2,418,993
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
         Bausch & Lomb, Inc....................... 14,899     1,011,642
         Beckman Coulter, Inc..................... 10,686       608,033
         Dade Behring Holdings, Inc............... 17,492       715,248
         Fisher Scientific International, Inc.*... 10,538       651,881
         Intuitive Surgical, Inc.*................ 15,292     1,793,293
         STERIS Corp.............................. 31,627       791,308
         Thermo Electron Corp.*................... 26,758       806,218
         Varian Medical Systems, Inc.*............ 16,751       843,245
                                                          -------------
                                                              7,220,868
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.1%
         AmerisourceBergen Corp................... 15,490       641,286
         Community Health Systems, Inc.*.......... 33,294     1,276,492
         Coventry Health Care, Inc.*.............. 14,107       803,535
         Health Net, Inc.*........................ 14,518       748,403
         Lincare Holdings, Inc.*.................. 29,092     1,219,246
         Manor Care, Inc.......................... 12,838       510,567
         Omnicare, Inc............................ 34,252     1,959,899
         Triad Hospitals, Inc.*...................  8,315       326,198
         VCA Antech, Inc.*........................ 32,692       923,065
                                                          -------------
                                                              8,408,691
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.1%
         Bob Evans Farms, Inc..................... 36,569       843,281
         Darden Restaurants, Inc.................. 31,114     1,209,712

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE - CONTINUED
         GTECH Holdings Corp...................... 35,776 $   1,135,530
         International Speedway Corp. - Class A... 24,686     1,182,460
                                                          -------------
                                                              4,370,983
                                                          -------------
         HOUSEHOLD DURABLES - 1.3%
         Mohawk Industries, Inc.*................. 18,867     1,641,052
         Ryland Group, Inc. (The)................. 10,750       775,397
         Tupperware Corp.......................... 15,108       338,419
                                                          -------------
                                                              2,754,868
                                                          -------------
         HOUSEHOLD PRODUCTS - 0.6%
         American Greetings Corp. - Class A....... 26,403       580,074
         Church & Dwight Co., Inc................. 18,655       616,175
                                                          -------------
                                                              1,196,249
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 0.8%
         Crane Co................................. 12,724       448,776
         Teleflex, Inc............................ 16,895     1,097,837
                                                          -------------
                                                              1,546,613
                                                          -------------
         INSURANCE - 7.6%
         American Financial Group, Inc............ 28,901     1,107,197
         AmerUs Group Co.......................... 10,375       587,951
         Aon Corp................................. 10,002       359,572
         Everest Re Group, Ltd.................... 19,681     1,974,988
         Fidelity National Financial, Inc......... 25,401       934,503
         Fidelity National Title Group, Inc.......  3,549        86,418
         First American Corp...................... 29,859     1,352,613
         HCC Insurance Holdings, Inc.............. 53,696     1,593,697
         MGIC Investment Corp..................... 15,928     1,048,381
         Ohio Casualty Corp....................... 32,286       914,340
         Old Republic International Corp.......... 33,525       880,367
         PMI Group, Inc........................... 26,786     1,100,101
         Radian Group, Inc........................ 34,461     2,019,070
         W.R. Berkley Corp........................ 34,881     1,661,033
                                                          -------------
                                                             15,620,231
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.4%
         McAfee, Inc.*............................ 30,226       820,031
                                                          -------------
         IT CONSULTING & SERVICES - 1.0%
         Cognizant Technology Solutions
           Corp. - Class A*....................... 13,425       675,949
         Computer Sciences Corp.*.................  9,982       505,488
         DST Systems, Inc.*....................... 13,914       833,588
         Enterasys Networks, Inc.*................    216         2,868
                                                          -------------
                                                              2,017,893
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp........................... 16,350       664,791
                                                          -------------
         MACHINERY - 2.7%
         Cummins, Inc.............................  7,706       691,459
         Eaton Corp...............................  9,235       619,576
         Flowserve Corp.*......................... 17,714       700,766

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         MACHINERY - CONTINUED
         Harsco Corp.............................. 16,098 $   1,086,776
         Oshkosh Truck Corp....................... 24,358     1,086,123
         PACCAR, Inc..............................  9,867       683,093
         Timken Co. (The)......................... 25,345       811,547
                                                          -------------
                                                              5,679,340
                                                          -------------
         MEDIA - 1.4%
         Catalina Marketing Corp.................. 23,173       587,436
         Entercom Communications Corp.*........... 23,993       711,872
         Scholastic Corp.*........................ 35,840     1,021,798
         Univision Communications, Inc. - Class A* 20,126       591,503
                                                          -------------
                                                              2,912,609
                                                          -------------
         METALS & MINING - 3.0%
         Nucor Corp...............................  8,986       599,546
         Peabody Energy Corp...................... 27,392     2,257,649
         Precision Castparts Corp................. 47,599     2,466,104
         Southern Copper Corp.....................  6,559       439,322
         Worthington Industries, Inc.............. 23,734       455,930
                                                          -------------
                                                              6,218,551
                                                          -------------
         OFFICE FURNISHING & SUPPLIES - 0.3%
         HNI Corp.................................  9,525       523,208
                                                          -------------
         OIL & GAS - 10.9%
         ENSCO International, Inc................. 42,433     1,881,904
         Equitable Resources, Inc................. 22,022       807,987
         Forest Oil Corp.*........................ 10,264       467,731
         Grant Prideco, Inc.*..................... 48,739     2,150,365
         Helmerich & Payne, Inc................... 28,122     1,741,033
         MDU Resources Group, Inc................. 55,584     1,819,820
         National Fuel Gas Co..................... 23,851       743,913
         Newfield Exploration Co.*................ 45,830     2,294,708
         Noble Energy, Inc........................ 32,654     1,315,956
         ONEOK, Inc............................... 29,617       788,701
         Patterson-UTI Energy, Inc................ 61,614     2,030,181
         Pioneer Natural Resources Co............. 25,500     1,307,385
         Questar Corp............................. 27,342     2,069,789
         Smith International, Inc................. 15,995       593,574
         Southwestern Energy Co.*................. 40,702     1,462,830
         Tidewater, Inc........................... 23,598     1,049,167
                                                          -------------
                                                             22,525,044
                                                          -------------
         PAPER & FOREST PRODUCTS - 0.4%
         Glatfelter............................... 54,471       772,944
                                                          -------------
         PHARMACEUTICALS - 2.4%
         Barr Pharmaceuticals, Inc.*.............. 37,495     2,335,564
         Endo Pharmaceuticals Holdings, Inc.*..... 29,698       898,661
         King Pharmaceuticals, Inc.*.............. 71,048     1,202,132
         Kos Pharmaceuticals, Inc.*............... 10,519       544,148
                                                          -------------
                                                              4,980,505
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 3.0%
        AMB Property Corp. (REIT).................  15,485 $     761,397
        CBL & Associates Properties, Inc. (REIT)..  13,980       552,350
        Developers Diversified Realty Corp. (REIT)  18,188       855,200
        General Growth Properties, Inc. (REIT)....  27,209     1,278,551
        Highwoods Properties, Inc. (REIT).........  24,493       696,826
        Hospitality Properties Trust (REIT).......  21,559       864,516
        HRPT Properties Trust (REIT)..............  72,735       752,807
        Mack-Cali Realty Corp. (REIT).............  10,283       444,226
                                                           -------------
                                                               6,205,873
                                                           -------------
        RETAIL - MULTILINE - 0.9%
        BJ's Wholesale Club, Inc.*................  35,788     1,057,893
        Dollar Tree Stores, Inc.*.................  34,433       824,326
                                                           -------------
                                                               1,882,219
                                                           -------------
        RETAIL - SPECIALTY - 6.9%
        Abercrombie & Fitch Co. - Class A.........  15,598     1,016,678
        American Eagle Outfitters, Inc............  64,168     1,474,581
        AutoNation, Inc.*.........................  32,673       709,984
        Barnes & Noble, Inc.......................  39,819     1,699,077
        Chico's FAS, Inc.*........................  38,415     1,687,571
        Claire's Stores, Inc......................  57,239     1,672,523
        Foot Locker, Inc..........................  27,756       654,764
        Harman International Industries, Inc......   8,102       792,781
        Michaels Stores, Inc......................  45,224     1,599,573
        Pacific Sunwear of California, Inc.*......  55,517     1,383,484
        Rent-A-Center, Inc.*......................  40,977       772,826
        United Rentals, Inc.*.....................  32,021       748,971
                                                           -------------
                                                              14,212,813
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
        Avnet, Inc.*..............................  26,581       636,349
        Intersil Corp.............................  67,593     1,681,714
        Lam Research Corp.*.......................  51,742     1,846,155
        MEMC Electronic Materials, Inc.*..........  28,752       637,432
        Microchip Technology, Inc.................  21,405       688,171
        Micron Technology, Inc.*..................  83,506     1,111,465
        NVIDIA Corp.*.............................  19,315       706,156
        TriQuint Semiconductor, Inc.*............. 130,329       579,964
                                                           -------------
                                                               7,887,406
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*.........................  67,191       923,204
        Cadence Design Systems, Inc.*.............  64,245     1,087,025
        Transaction Systems
          Architects, Inc. - Class A*.............  22,464       646,739
                                                           -------------
                                                               2,656,968
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Cincinnati Bell, Inc.*.................... 135,025       473,938
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ----------------------------------------------------
              SECURITY                                   VALUE
              DESCRIPTION                      SHARES   (NOTE 2)
              ----------------------------------------------------

              TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
              NII Holdings, Inc.*............. 18,490 $    811,319
              RF Micro Devices, Inc.*......... 91,562      495,350
                                                      ------------
                                                         1,306,669
                                                      ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.8%
              Columbia Sportswear Co.*........ 16,895      806,398
              Polo Ralph Lauren Corp.......... 14,617      820,599
                                                      ------------
                                                         1,626,997
                                                      ------------
              TRANSPORTATION - 1.1%
              C.H. Robinson Worldwide, Inc.... 14,754      546,340
              GATX Corp....................... 18,973      684,546
              Overseas Shipholding Group, Inc. 11,636      586,338
              YRC Worldwide, Inc.*............ 10,811      482,279
                                                      ------------
                                                         2,299,503
                                                      ------------
              Total Common Stocks
              (Cost $177,481,168)                      202,643,554
                                                      ------------

     ---------------------------------------------------------------------
     SECURITY                                        PAR        VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.4%
     U.S. GOVERNMENT & AGENCY OBLIGATION - 0.1%
     United States Treasury Bill
       3.800%, due 03/16/06(a)................... $  200,000 $    198,438
                                                             ------------
     REPURCHASE AGREEMENT - 2.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to be
       repurchased at $4,704,045 on 01/03/06
       collateralized by $3,450,000 U.S. Treasury
       Bond at 8.125% due 08/15/19 with a
       value of $4,799,813.......................  4,703,000    4,703,000
                                                             ------------
     Total Short-Term Investments
     (Cost $4,901,438)                                          4,901,438
                                                             ------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $182,382,606)                                      207,544,992

     Other Assets and Liabilities (Net) - (0.3)%                 (597,475)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $206,947,517
                                                             ============

* Non-income producing security.

(a) Zero Coupon Bond - Interest rate represents current yield to maturity.

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.7%
        AEROSPACE & DEFENSE - 1.1%
        Boeing Co. (The)..........................   8,900 $     625,136
        Rockwell Automation, Inc..................  32,300     1,910,868
        United Technologies Corp..................  31,000     1,733,210
                                                           -------------
                                                               4,269,214
                                                           -------------
        AIRLINES - 0.4%
        AirTran Holdings, Inc.*...................  70,500     1,130,115
        Continental Airlines, Inc. - Class B*.....  12,000       255,600
        JetBlue Airways Corp.*....................   4,200        64,596
                                                           -------------
                                                               1,450,311
                                                           -------------
        AUTO COMPONENTS - 0.8%
        Johnson Controls, Inc.....................  38,800     2,828,908
                                                           -------------
        AUTOMOBILES - 1.2%
        Monaco Coach Corp.........................  52,994       704,820
        Toyota Motor Corp. (ADR)..................  37,800     3,954,636
                                                           -------------
                                                               4,659,456
                                                           -------------
        BANKS - 9.6%
        Bank of America Corp...................... 241,400    11,140,610
        Cathay General Bancorp....................  18,500       664,890
        East West Bancorp., Inc...................  69,748     2,545,105
        Hudson City Bancorp, Inc..................  96,500     1,169,580
        Mitsubishi UFJ Financial Group, Inc. (ADR) 129,600     1,774,224
        Northern Trust Corp.......................  89,300     4,627,526
        U.S. Bancorp..............................  48,600     1,452,654
        UCBH Holdings, Inc........................  83,507     1,493,105
        UnionBanCal Corp..........................  26,100     1,793,592
        Wachovia Corp............................. 120,948     6,393,311
        Wells Fargo & Co..........................  46,350     2,912,170
                                                           -------------
                                                              35,966,767
                                                           -------------
        BEVERAGES - 0.9%
        Coca-Cola Co..............................  68,500     2,761,235
        Diageo Plc (ADR)..........................  10,300       600,490
                                                           -------------
                                                               3,361,725
                                                           -------------
        BIOTECHNOLOGY - 0.7%
        Biogen Idec, Inc.*........................  38,900     1,763,337
        Invitrogen Corp.*.........................  11,730       781,687
                                                           -------------
                                                               2,545,024
                                                           -------------
        CHEMICALS - 2.3%
        Airgas, Inc...............................  16,500       542,850
        Bayer AG (ADR)............................  40,200     1,678,752
        Chemtura Corp.............................  25,500       323,850
        FMC Corp.*................................  57,701     3,067,962
        Praxair, Inc..............................  26,900     1,424,624
        Sigma-Aldrich Corp........................  24,793     1,569,149
                                                           -------------
                                                               8,607,187
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.8%
      Automatic Data Processing, Inc................  32,500 $   1,491,425
      Brink's Co. (The).............................   6,900       330,579
      First Data Corp...............................  23,900     1,027,939
      Service Corporation International.............  17,200       140,696
                                                             -------------
                                                                 2,990,639
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 0.6%
      Cisco Systems, Inc.*..........................  85,800     1,468,896
      Motorola, Inc.................................  16,800       379,512
      Nortel Networks Corp.*........................ 125,200       383,112
                                                             -------------
                                                                 2,231,520
                                                             -------------
      COMPUTERS & PERIPHERALS - 2.3%
      EMC Corp.*....................................  34,000       463,080
      Hewlett-Packard Co............................ 150,800     4,317,404
      NCR Corp.*....................................  57,900     1,965,126
      Sun Microsystems, Inc.*....................... 377,400     1,581,306
      Symbol Technologies, Inc......................  22,200       284,604
                                                             -------------
                                                                 8,611,520
                                                             -------------
      CONTAINERS & PACKAGING - 0.4%
      Ball Corp.....................................  35,900     1,425,948
                                                             -------------
      ELECTRIC UTILITIES - 0.8%
      Edison International..........................  21,900       955,059
      Exelon Corp...................................  18,700       993,718
      Public Service Enterprise Group, Inc..........  13,200       857,604
                                                             -------------
                                                                 2,806,381
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.4%
      Directed Electronics, Inc.*...................   9,200       132,020
      Matsushita Electric Industrial Co., Ltd. (ADR)  76,900     1,490,322
                                                             -------------
                                                                 1,622,342
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Arrow Electronics, Inc.*......................  33,200     1,063,396
                                                             -------------
      FINANCIAL - DIVERSIFIED - 16.4%
      American Capital Strategies, Ltd..............  50,133     1,815,316
      Ameriprise Financial, Inc.....................  13,300       545,300
      CapitalSource, Inc.*..........................  59,200     1,326,080
      Citigroup, Inc................................ 308,200    14,956,946
      Federal Home Loan Mortgage Corp............... 102,300     6,685,305
      Federal National Mortgage Assoc............... 110,376     5,387,453
      Golden West Financial Corp....................  76,600     5,055,600
      Investors Financial Services Corp.............  28,444     1,047,592
      Janus Capital Group, Inc......................  26,600       495,558
      Lehman Brothers Holdings, Inc.................  11,500     1,473,955
      Marsh & McLennan Cos., Inc....................  28,300       898,808
      Merrill Lynch & Co., Inc...................... 106,600     7,220,018
      Nomura Holdings, Inc. (ADR)...................  74,300     1,428,046
      Nuveen Investments - Class A..................  45,700     1,947,734
      SLM Corp...................................... 117,400     6,467,566
      State Street Corp.............................  78,300     4,340,952
                                                             -------------
                                                                61,092,229
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.3%
        CVS Corp.................................  28,600 $     755,612
        Walgreen Co..............................  10,800       478,008
                                                          -------------
                                                              1,233,620
                                                          -------------
        FOOD PRODUCTS - 1.1%
        Nestle SA (ADR)..........................  40,600     3,026,730
        Sara Lee Corp............................  59,900     1,132,110
                                                          -------------
                                                              4,158,840
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
        Becton, Dickinson & Co...................  52,500     3,154,200
        IMS Health, Inc..........................  11,900       296,548
        Johnson & Johnson........................   6,700       402,670
        Varian, Inc.*............................  20,300       807,737
                                                          -------------
                                                              4,661,155
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Aetna, Inc...............................   8,300       782,773
        Cardinal Health, Inc.....................  53,800     3,698,750
        Health Net, Inc.*........................  13,000       670,150
        UnitedHealth Group, Inc..................  26,100     1,621,854
                                                          -------------
                                                              6,773,527
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        McDonald's Corp..........................  30,500     1,028,460
        Royal Caribbean Cruises, Ltd.............  45,600     2,054,736
        Starwood Hotels & Resorts Worldwide, Inc.   8,800       561,968
        Wynn Resorts Ltd.*.......................  24,100     1,321,885
                                                          -------------
                                                              4,967,049
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 2.8%
        3M Co....................................  19,200     1,488,000
        Crane Co.................................  16,000       564,320
        Eaton Corp...............................  24,100     1,616,869
        General Electric Co...................... 195,150     6,840,008
                                                          -------------
                                                             10,509,197
                                                          -------------
        INSURANCE - 7.3%
        Allstate Corp. (The).....................  36,100     1,951,927
        American International Group, Inc........ 218,300    14,894,609
        Aspen Insurance Holdings, Ltd............  20,800       492,336
        Genworth Financial, Inc. - Class A.......   9,130       315,715
        Hartford Financial Services Group, Inc...  38,600     3,315,354
        Manulife Financial Corp..................   7,900       464,520
        Prudential Financial, Inc................  50,100     3,666,819
        RenaissanceRe Holdings Ltd...............   9,700       427,867
        Swiss Reinsurance........................   8,174       597,999
        XL Capital, Ltd. - Class A...............  18,500     1,246,530
                                                          -------------
                                                             27,373,676
                                                          -------------
        MACHINERY - 0.3%
        Illinois Tool Works, Inc.................  13,900     1,223,061
                                                          -------------
        MEDIA - 3.4%
        aQuantive, Inc.*.........................   6,000       151,440
        Gannett Co., Inc.........................  62,300     3,773,511

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        New York Times Co.- Class A.............. 133,000 $   3,517,850
        News Corp. - Class B..................... 111,800     1,856,998
        Omnicom Group, Inc.......................  20,600     1,753,678
        Walt Disney Co. (The)....................  66,200     1,586,814
                                                          -------------
                                                             12,640,291
                                                          -------------
        METALS & MINING - 2.4%
        Alcoa, Inc...............................  29,900       884,143
        Mittal Steel Co. NV- Class A.............   7,400       194,842
        Newmont Mining Corp......................  68,700     3,668,580
        Peabody Energy Corp......................  30,400     2,505,568
        United States Steel Corp.................  34,086     1,638,514
                                                          -------------
                                                              8,891,647
                                                          -------------
        OIL & GAS - 6.4%
        Amerada Hess Corp........................  38,400     4,869,888
        Canadian Natural Resources, Ltd..........  70,400     3,493,248
        Canadian Natural Resources, Ltd. (CAD)...  27,100     1,339,485
        Exxon Mobil Corp......................... 175,110     9,835,929
        Talisman Energy Inc......................  16,300       861,944
        Talisman Energy, Inc. (CAD)..............   5,900       311,712
        Total S.A. (ADR).........................  25,100     3,172,640
                                                          -------------
                                                             23,884,846
                                                          -------------
        PERSONAL PRODUCTS - 0.5%
        Alberto-Culver Co........................  19,800       905,850
        Avon Products, Inc.......................  37,400     1,067,770
                                                          -------------
                                                              1,973,620
                                                          -------------
        PHARMACEUTICALS - 5.7%
        Amylin Pharmaceuticals, Inc.*............  23,800       950,096
        Eli Lilly & Co...........................   5,900       333,881
        Hospira, Inc.*...........................  56,300     2,408,514
        Merck & Co., Inc.........................  44,600     1,418,726
        Pfizer, Inc.............................. 233,230     5,438,923
        Roche Holding AG (ADR)...................  24,300     1,818,882
        Wyeth.................................... 193,800     8,928,366
                                                          -------------
                                                             21,297,388
                                                          -------------
        REAL ESTATE - 3.9%
        Brookdale Senior Living Inc..............   3,000        89,430
        Equity Lifestyle Properties, Inc. (REIT).  21,700       965,650
        Equity Residential (REIT)................  14,600       571,152
        General Growth Properties, Inc. (REIT)... 255,204    11,992,036
        Mitsui Fudosan Co., Ltd..................  13,000       264,125
        United Dominion Realty Trust, Inc. (REIT)  24,900       583,656
                                                          -------------
                                                             14,466,049
                                                          -------------
        RETAIL - MULTILINE - 4.2%
        Dollar General Corp......................  83,500     1,592,345
        Wal-Mart Stores, Inc..................... 297,800    13,937,040
                                                          -------------
                                                             15,529,385
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        RETAIL - SPECIALTY - 1.3%
        Abercrombie & Fitch Co. - Class A.....    22,200  $   1,446,996
        Home Depot, Inc. (The)................    62,270      2,520,690
        Staples, Inc..........................    29,100        660,861
        Under Armour, Inc. - Class A*.........     9,200        352,452
                                                          -------------
                                                              4,980,999
                                                          -------------
        ROAD & RAIL - 3.4%
        Burlington Northern Santa Fe Corp.....    82,700      5,856,814
        Canadian National Railway Co..........     9,800        783,902
        Canadian Natl Ry Co. (CAD)............     6,000        479,300
        Laidlaw International, Inc............    40,900        950,107
        Norfolk Southern Corp.................   102,980      4,616,594
                                                          -------------
                                                             12,686,717
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.2%
        Analog Devices, Inc...................    29,140      1,045,252
        Applied Materials, Inc................    76,800      1,377,792
        Avnet, Inc.*..........................   109,700      2,626,218
        FormFactor, Inc.*.....................    16,900        412,867
        Intel Corp............................   366,300      9,142,848
        KLA-Tencor Corp.......................    68,400      3,374,172
        Lam Research Corp.*...................    39,500      1,409,360
        MKS Instruments, Inc.*................   109,396      1,957,094
        National Semiconductor Corp...........    57,600      1,496,448
        Semtech Corp.*........................    14,700        268,422
                                                          -------------
                                                             23,110,473
                                                          -------------

        SOFTWARE - 0.7%
        Microsoft Corp........................    95,660      2,501,509
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
        ALLTEL Corp...........................    23,200      1,463,920
        AT&T, Inc.*...........................   113,400      2,777,166
        BellSouth Corp........................    96,400      2,612,440
        Qwest Communications International,
          Inc.*...............................   225,800      1,275,770
        Sprint Nextel Corp....................    80,700      1,885,152
        Verizon Communications, Inc...........    72,700      2,189,724
                                                          -------------
                                                             12,204,172
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.....................    56,800      4,244,096
                                                          -------------
        Total Common Stocks
        (Cost $345,323,880)                                 364,843,884
                                                          -------------

        CONVERTIBLE BONDS - 0.3%
        AIRLINES - 0.2%
        AirTran Holdings, Inc. 7.000% due
          07/01/23............................  $100,000        161,125
        America West Airlines, Inc. 7.500% due
          01/18/09............................   270,000        344,925
        Continental Airlines, Inc. 4.500%, due
          02/01/07............................   290,000        271,875
                                                          -------------
                                                                777,925
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
     ASM International NV 4.250% due
       12/06/11(a).............................. $  180,000 $     173,925
                                                            -------------
     SOFTWARE - 0.0%
     SafeNet, Inc. (144A) 2.500% due
       12/15/10(a)..............................     60,000        59,775
                                                            -------------
     Total Convertible Bonds
     (Cost $883,900)                                            1,011,625
                                                            -------------

     PREFERRED STOCK - 0.1%
     ELECTRIC - 0.1%
     Entergy Corp. 7.625%, due 02/17/09.........      9,400       467,650
                                                            -------------
     INSURANCE - 0.0%
     Platinum Underwriters Holdings, Series A
       6.000%, due 02/15/09.....................      2,000        62,020
                                                            -------------
     Total Preferred Stock
     (Cost $531,980)                                              529,670
                                                            -------------
     SHORT-TERM INVESTMENT - 2.0%
     State Street Bank & Trust Co., Repurchased
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,350,286 on
       01/03/06 collateralized by 5,390,000 U.S.
       Treasury Bond at 8.125% due 08/15/19
       with a value of $7,498,838
       (Cost - $7,348,000)......................  7,348,000     7,348,000
                                                            -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $354,087,761)                                      373,733,179

     Other Assets and Liabilities (net) - (0.1)%                 (192,052)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 373,541,127
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 0.01% of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 95.8%
      ADVERTISING - 2.2%
      Advanstar Communications, Inc. 10.750%,
        due 08/15/10............................ $   125,000 $    137,656
       Series B 12.000%, due 02/15/11...........     250,000      264,063
      Advanstar, Inc., Series B 0.000%/ 15.000%,
        due 10/15/11(a).........................     175,000      183,969
      CDRV Investors, Inc. 0.000%/ 9.625%,
        due 01/01/15(a).........................     725,000      447,687
      Lamar Media Corp. 7.250%,
        due 01/01/13............................     175,000      182,438
      Vertis, Inc., Series B 10.875%,
        due 06/15/09............................     175,000      173,250
      WDAC Subsidiary Corp. 8.375%,
        due 12/01/14 (144A)(b)..................     475,000      462,531
                                                             ------------
                                                                1,851,594
                                                             ------------
      AEROSPACE & DEFENSE - 1.0%
      Alliant Techsystems, Inc. 8.500%,
        due 05/15/11............................     275,000      290,125
      Argo-Tech Corp. 9.250%, due 06/01/11......     150,000      154,500
      K&F Acquisition, Inc. 7.750%,
        due 11/15/14............................     125,000      126,875
      TransDigm, Inc. 8.375%, due 07/15/11......     225,000      237,937
                                                             ------------
                                                                  809,437
                                                             ------------
      AGRICULTURE - 0.5%
      Eurofresh, Inc. 11.500%,
        due 01/15/13 (144A)(b)..................     275,000      277,063
      Hines Nurseries, Inc. 10.250%,
        due 10/01/11............................     175,000      172,375
                                                             ------------
                                                                  449,438
                                                             ------------
      APPAREL & TEXTILES - 0.2%
      Phillips-Van Heusen Corp. 8.125%,
        due 05/01/13............................     150,000      159,000
                                                             ------------
      AUTO COMPONENTS - 2.4%
      Advanced Accessory Systems LLC 10.750%,
        due 06/15/11............................     225,000      182,250
      American Tire Distributors Holdings, Inc.
        10.750%, due 04/01/13...................     150,000      136,500
      Rexnord Corp. 10.125%, due 12/15/12.......     200,000      216,000
      Stanadyne Corp., Series 1 10.000%,
        due 08/15/14............................     250,000      241,250
      Stanadyne Holdings, Inc. 0.000%/ 12.000%,
        due 02/15/15(a).........................     125,000       63,750
      Stoneridge, Inc. 11.500%, due 05/01/12....     250,000      255,625
      Tenneco Automotive, Inc. 8.625%,
        due 11/15/14............................     250,000      237,500
      TRW Automotive, Inc.
        9.375%, due 02/15/13....................      75,000       81,562
       11.000%, due 02/15/13....................     310,000      349,525

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     United Components, Inc. 9.375%,
       due 06/15/13.............................. $   225,000 $    225,000
                                                              ------------
                                                                 1,988,962
                                                              ------------
     AUTOMOBILES - 1.4%
     Cooper-Standard Automotive, Inc. 8.375%,
       due 12/15/14..............................     350,000      267,750
     Ford Motor Co. 7.450%, due 07/16/31.........     775,000      530,875
     General Motors Corp.
       7.125%, due 07/15/13......................     275,000      182,875
      8.375%, due 07/15/33.......................     250,000      166,250
                                                              ------------
                                                                 1,147,750
                                                              ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08..............................     150,000      157,125
     Cott Beverages USA, Inc. 8.000%,
       due 12/15/11..............................     250,000      257,500
                                                              ------------
                                                                   414,625
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Bio-Rad Laboratories, Inc. 6.125%,
       due 12/15/14..............................     225,000      223,313
                                                              ------------
     BUILDING MATERIALS - 2.1%
     Associated Materials, Inc.
       9.750%, due 04/15/12......................     125,000      121,250
      0.000%/11.250%, due 03/01/14(a)............     150,000       74,250
     Builders FirstSource, Inc. 8.590%,
       due 02/15/12(c)...........................     225,000      230,062
     Goodman Global Holding Co., Inc.
       7.491%, due 06/15/12 (144A)(b)(c).........     100,000       99,500
      7.875%, due 12/15/12 (144A)(b).............     300,000      280,500
     HydroChem Industrial Services, Inc.
       9.250%, due 02/15/13 (144A)(b)............     225,000      217,125
     Nortek, Inc. 8.500%, due 09/01/14...........     100,000       97,000
     NTK Holdings, Inc. 0.000%/ 10.750%,
       due 03/01/14(a)...........................     250,000      157,500
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)...........     175,000      169,313
     Ply Gem Industries, Inc. 9.000%,
       due 02/15/12..............................     100,000       89,250
     Texas Industries, Inc. 7.250%,
       due 07/15/13 (144A)(b)....................      50,000       52,125
     U.S. Concrete, Inc. 8.375%, due
       04/01/14..................................     200,000      200,500
                                                              ------------
                                                                 1,788,375
                                                              ------------
     BUSINESS SERVICES - 0.1%
     Lamar Media Corp. 6.625%, due
       08/15/15..................................     100,000      100,875
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - 3.9%
       Aventine Renewable Energy Holdings, Inc.
         10.491%, due 12/15/11
         (144A)(b)(c).......................... $   150,000 $    156,000
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%,
         due 07/15/14 (144A)(b)................     325,000      323,375
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/ 10.500%, due 10/01/14(a)......     600,000      439,500
       Equistar Chemicals LP 8.750%,
         due 02/15/09..........................     125,000      132,187
       Equistar Chemicals LP/Equistar Funding
         Corp. 10.125%, due 09/01/08...........     250,000      272,500
       Huntsman International LLC 10.125%,
         due 07/01/09..........................     258,000      267,675
       Lyondell Chemical Co.
         9.500%, due 12/15/08..................     162,000      170,505
        10.875%, due 05/01/09..................     250,000      260,937
        10.500%, due 06/01/13..................      50,000       57,063
       Series A9.625%, due 05/01/07............      75,000       78,656
       Nalco Co. 8.875%, due 11/15/13..........     275,000      289,437
       Polypore, Inc. 8.750%, due 05/15/12.....     250,000      221,250
       PQ Corp. 7.500%,
         due 02/15/13 (144A)(b)................     125,000      116,875
       UAP Holding Corp. 0.000%/ 10.750%,
         due 07/15/12(a).......................     300,000      261,375
       Union Carbide Chemicals & Plastics Co.,
         Inc. 7.875%, due 04/01/23.............     175,000      194,852
       Union Carbide Corp. 7.500%,
         due 06/01/25..........................      50,000       54,577
                                                            ------------
                                                               3,296,764
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 1.7%
       Brand Services, Inc. 12.000%,
         due 10/15/12..........................     325,000      342,875
       Brickman Group, Ltd., Series B 11.750%,
         due 12/15/09..........................     175,000      194,688
       Hertz Corp.
         8.875%, due 01/01/14 (144A)(b)........     175,000      179,156
        10.500%, due 01/01/16 (144A)(b)........     300,000      310,500
       Insurance Auto Auctions, Inc. 11.000%,
         due 04/01/13(b).......................     250,000      263,974
       NationsRent, Inc. 9.500%, due 10/15/10..     150,000      164,250
                                                            ------------
                                                               1,455,443
                                                            ------------
       COMPUTERS & PERIPHERALS - 1.2%
       Activant Solutions, Inc.
         10.054%, due 04/01/10(b)(c)...........     125,000      129,531
        10.500%, due 06/15/11..................     250,000      275,000
       Seagate Technology HDD Holdings 8.000%,
         due 05/15/09..........................     225,000      237,375

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       SMART Modular Technologies, Inc.
         9.554%, due 04/01/12(c)................ $   250,000 $    262,500
       Unisys Corp. 6.875%, due 03/15/10........     125,000      116,250
                                                             ------------
                                                                1,020,656
                                                             ------------
       CONTAINERS & PACKAGING - 3.2%
       Berry Plastics Corp. 10.750%,
         due 07/15/12...........................     325,000      351,000
       Crown Americas, LLC 7.750%,
         due 11/15/15 (144A)(b).................     175,000      182,000
       Graham Packaging Co. 8.500%,
         due 10/15/12...........................     150,000      148,500
       Graphic Packaging International Corp.
         9.500%, due 08/15/13...................     375,000      360,000
       Greif, Inc. 8.875%, due 08/01/12.........     250,000      267,500
       Jefferson Smurfit Corp. 8.250%,
         due 10/01/12...........................     300,000      289,500
       Owens-Brockway Glass Container, Inc.
         8.875%, due 02/15/09...................     250,000      262,187
        7.750%, due 05/15/11....................     150,000      157,313
        8.250%, due 05/15/13....................     100,000      103,750
       Owens-Illinois, Inc. 8.100%,
         due 05/15/07...........................     350,000      359,625
       Plastipak Holdings, Inc. 8.500%,
         due 12/15/15 (144A)(b).................     125,000      126,875
       Pliant Corp. 13.000%, due 06/01/10(d)....      50,000       10,000
       Russell-Stanley Holdings, Inc. 9.000%,
         due 11/30/08 (144A)(b)(e)(f)(g)........      18,258        8,545
       Smurfit-Stone Container Enterprises, Inc.
         9.750%, due 02/01/11...................      75,000       76,125
                                                             ------------
                                                                2,702,920
                                                             ------------
       ELECTRIC UTILITIES - 4.5%
       CMS Energy Corp. 7.500%, due
         01/15/09...............................     200,000      207,000
       Edison Mission Energy 9.875%,
         due 04/15/11...........................     550,000      644,187
       FPL Energy National Wind 6.125%,
         due 03/25/19 (144A)(b).................     121,738      119,382
       Inergy LP/Inergy Finance Corp. 6.875%,
         due 12/15/14...........................     275,000      251,625
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(b).................     225,000      228,656
       Nevada Power Co.
         9.000%, due 08/15/13...................     260,000      287,627
        5.875%, due 01/15/15....................      50,000       49,866
       Series I6.500%, due 04/15/12.............     300,000      309,000
       NorthWestern Corp. 5.875%,
         due 11/01/14...........................      75,000       75,516
       PSEG Energy Holdings LLC 10.000%,
         due 10/01/09...........................     250,000      276,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ELECTRIC UTILITIES - CONTINUED
        Reliant Energy, Inc.
          9.250%, due 07/15/10................. $    75,000 $     75,375
         9.500%, due 07/15/13..................     325,000      327,438
        Sierra Pacific Resources 6.750%,
          due 08/15/17 (144A)(b)...............     200,000      200,000
        TECO Energy, Inc. 6.750%, due
          05/01/15.............................      75,000       78,000
        Texas Genco LLC/Texas Genco Financing
          Corp. 6.875%, due 12/15/14
          (144A)(b)............................     425,000      462,188
        VeraSun Energy 9.875%,
          due 12/15/12 (144A)(b)...............     175,000      178,500
                                                            ------------
                                                               3,770,610
                                                            ------------
        ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
        Coleman Cable, Inc. 9.875%,
          due 10/01/12.........................     175,000      142,625
        Superior Essex Communications LLC/Essex
          Group, Inc. 9.000%, due 04/15/12.....     300,000      297,000
                                                            ------------
                                                                 439,625
                                                            ------------
        ELECTRONICS - 0.7%
        L-3 Communications Corp.
          6.125%, due 01/15/14.................     425,000      422,875
         6.375%, due 10/15/15 (144A)(b)........     200,000      200,500
                                                            ------------
                                                                 623,375
                                                            ------------
        ENERGY - 0.3%
        NRG Energy, Inc. 8.000%, due 12/15/13..     237,000      265,440
                                                            ------------
        ENTERTAINMENT & LEISURE - 3.3%
        AMC Entertainment, Inc. 9.875%,
          due 02/01/12.........................     325,000      320,125
        Cinemark USA, Inc. 9.000%, due
          02/01/13.............................     150,000      159,375
        Cinemark, Inc. 0.000%/ 9.750%,
          due 03/15/14(a)......................     525,000      391,125
        Gaylord Entertainment Co. 6.750%,
          due 11/15/15.........................     275,000      270,875
        Herbst Gaming, Inc. 7.000%,
          due 11/15/14.........................     175,000      175,000
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14.................     325,000      329,875
        Mohegan Tribal Gaming Authority 8.000%,
          due 04/01/12.........................     175,000      185,063
        Penn National Gaming, Inc. 6.750%,
          due 03/01/15.........................     250,000      246,875
        Tunica-Biloxi Gaming Authority 9.000%,
          due 11/15/15 (144A)(b)...............     150,000      150,750
        Universal City Development Partners
          11.750%, due 04/01/10................     425,000      478,656
        Universal City Florida Holdings UCD
          9.000%, due 05/01/10(c)..............      75,000       75,750
                                                            ------------
                                                               2,783,469
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.2%
      Aleris International, Inc. 9.000%,
        due 11/15/14............................ $   100,000 $    103,500
      Allied Waste North America, Inc., Series B
        8.875%, due 04/01/08....................     450,000      477,000
      Clean Harbors, Inc. 11.250%,
        due 07/15/12............................     200,000      226,000
      IMCO Recycling, Inc. 10.375%,
        due 10/15/10............................     225,000      246,937
                                                             ------------
                                                                1,053,437
                                                             ------------
      FINANCIAL - DIVERSIFIED - 5.2%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(a)................     300,000      218,250
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%,
        due 02/15/13 (144A)(b)..................     300,000      301,500
      AMR HoldCo, Inc./EmCare HoldCo, Inc.
        10.000%, due 02/15/15 (144A)(b).........     100,000      107,250
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14............................     179,000      200,033
      Galaxy Entertainment Finance Co. Ltd.
        9.875%, due 12/15/12 (144A)(b)..........     275,000      280,500
      General Motors Acceptance Corp.
       6.875%, due 09/15/11.....................     550,000      502,142
       8.000%, due 11/01/31.....................     700,000      672,293
      Global Cash Access LLC/Global Cash Finance
        Corp. 8.750%, due 03/15/12..............     179,000      191,306
      JSG Funding PLC 9.625%, due 10/01/12......     250,000      251,250
      Nalco Finance Holdings LLC 0.000%/
        9.000%, due 02/01/14(a).................     216,000      163,080
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(b)...............................     275,000      273,625
      NSP Holdings/NSP Holdings Capital Corp.
        11.750%, due 01/01/12(f)................     184,938      193,260
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13............................     250,000      222,500
      UGS Corp. 10.000%, due 06/01/12...........     225,000      246,375
      Vanguard Health Holdings II 9.000%,
        due 10/01/14............................     250,000      266,875
      Visant Corp. 7.625%, due 10/01/12.........     250,000      252,500
                                                             ------------
                                                                4,342,739
                                                             ------------
      FOOD & DRUG RETAILING - 1.0%
      American Seafood Group LLC 10.125%,
        due 04/15/10............................     275,000      289,781
      ASG Consolidated LLC/ASG Finance, Inc.
        0.000%/ 11.500%, due 11/01/11(a)........     550,000      440,000
      Swift & Co. 12.500%, due 01/01/10.........     125,000      132,188
                                                             ------------
                                                                  861,969
                                                             ------------
      FOOD PRODUCTS - 3.6%
      B&G Foods, Inc. 8.000%, due 10/01/11......     225,000      230,625

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - CONTINUED
     Birds Eye Foods, Inc. 11.875%,
       due 11/01/08............................... $    63,000 $     64,575
     Del Monte Corp. 6.750%, due 02/15/15.........     425,000      416,500
     Doane Pet Care Co. 10.625%,
       due 11/15/15 (144A)(b).....................     175,000      183,313
     Dole Foods Co., Inc. 8.625%,
       due 05/01/09...............................     200,000      206,000
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08...............................     125,000       95,000
     Michael Foods, Inc. 8.000%,
       due 11/15/13...............................     325,000      334,750
     National Beef Packing Co./NB Finance Corp.
       LLC 10.500%, due 08/01/11..................     200,000      208,000
     Pierre Foods, Inc. 9.875%,
       due 07/15/12...............................     275,000      280,500
     Pilgrim's Pride Corp.
      9.625%, due 09/15/11........................     100,000      107,000
      9.250%, due 11/15/13........................     175,000      187,687
     Smithfield Foods, Inc., Series B
      8.000%, due 10/15/09........................     250,000      265,000
      7.750%, due 05/15/13........................     325,000      345,312
     Swift & Co. 10.125%, due 10/01/09............     100,000      103,750
                                                               ------------
                                                                  3,028,012
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 3.9%
     Accellent, Inc. 10.500%, due 12/01/13
       (144A)(b)..................................     225,000      231,750
     AmeriPath, Inc. 10.500%, due 04/01/13........     400,000      426,000
     Concentra Operating Corp. 9.500%,
       due 08/15/10...............................     225,000      234,000
     HCA, Inc.
       8.750%, due 09/01/10.......................     375,000      416,624
      6.750%, due 07/15/13........................     300,000      310,826
      6.375%, due 01/15/15........................     400,000      406,334
      7.500%, due 11/06/33........................     275,000      285,317
     National Mentor, Inc. 9.625%,
       due 12/01/12...............................     250,000      262,500
     Omnicare, Inc. 6.875%, due 12/15/15..........     150,000      153,000
     Psychiatric Solutions, Inc. 7.750%,
       due 07/15/15...............................     275,000      285,312
     Tenet Healthcare Corp. 9.875%,
       due 07/01/14...............................     250,000      254,375
                                                               ------------
                                                                  3,266,038
                                                               ------------
     HEALTHCARE EQUIPMENT & SERVICES - 1.4%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15 (144A)(b).....................     475,000      477,375
     Leiner Health Products, Inc. 11.000%,
       due 06/01/12...............................     150,000      141,750
     Safety Products Holdings, Inc. 11.750%,
       due 01/01/12 (144A)(b)(f)..................      75,000       78,375

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTHCARE EQUIPMENT & SERVICES - CONTINUED
     Sybron Dental Specialties, Inc. 8.125%,
       due 06/15/12.............................. $   150,000 $    158,250
     VWR International, Inc. 8.000%,
       due 04/15/14..............................     150,000      150,000
     WH Holdings Ltd./WH Capital Corp.
       9.500%, due 04/01/11......................     190,000      206,150
                                                              ------------
                                                                 1,211,900
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     155 East Tropicana LLC/155 East Tropicana
       Finance Corp. 8.750%, due 04/01/12........     225,000      217,688
     Boyd Gaming Corp.
      8.750%, due 04/15/12.......................     100,000      107,750
      7.750%, due 12/15/12.......................     175,000      184,188
     Caesars Entertainment, Inc. 8.125%,
       due 05/15/11..............................     300,000      332,625
     Domino's, Inc. 8.250%, due 07/01/11.........     128,000      134,400
     HMH Properties, Inc., Series B 7.875%,
       due 08/01/08..............................      28,000       28,455
     Interline Brands, Inc. 11.500%,
       due 05/15/11..............................     146,000      163,520
     Intrawest Corp. 7.500%, due 10/15/13........     275,000      279,812
     Kerzner International, Ltd. 6.750%,
       due 10/01/15 (144A)(b)....................     300,000      293,250
     Landry's Restaurants, Inc., Series B 7.500%,
       due 12/15/14..............................     225,000      211,500
     Majestic Star Casino LLC/ Majestic Star
       Casino Capital Corp. II 9.750%, due
       01/15/11 (144A)(b)........................     100,000      101,250
     Mandalay Resort Group
      9.500%, due 08/01/08.......................     125,000      136,094
      9.375%, due 02/15/10.......................      18,000       19,800
      8.500%, due 09/15/10.......................     150,000      163,313
     Series B 10.250%, due 08/01/07..............     550,000      589,187
     MGM MIRAGE, Inc. 9.750%,
       due 06/01/07..............................     500,000      529,375
     MTR Gaming Group, Inc., Series B 9.750%,
       due 04/01/10..............................     225,000      241,312
     Park Place Entertainment Corp. 7.875%,
       due 03/15/10..............................     275,000      297,000
     Royal Caribbean Cruises, Ltd. 8.000%,
       due 05/15/10..............................     175,000      190,945
     San Pasqual Casino 8.000%, due 09/15/13
       (144A)(b).................................     200,000      204,000
     Starwood Hotels & Resorts Worldwide, Inc.
      7.375%, due 05/01/07.......................     350,000      358,750
      7.875%, due 05/01/12.......................     100,000      110,750
     Station Casinos, Inc.
      6.000%, due 04/01/12.......................     125,000      125,313
      6.500%, due 02/01/14.......................     200,000      203,000

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14............... $   225,000 $    219,937
                                                              ------------
                                                                 5,443,214
                                                              ------------
      HOUSEHOLD PRODUCTS - 4.0%
      ALH Finance LLC/ALH Finance Corp.
        8.500%, due 01/15/13.....................     375,000      355,312
      American Achievement Corp. 8.250%,
        due 04/01/12.............................     175,000      178,500
      Ames True Temper, Inc. 10.000%,
        due 07/15/12.............................     300,000      237,000
      Church & Dwight Co., Inc. 6.000%,
        due 12/15/12.............................     250,000      247,500
      Glenoit Corp. 11.000%,
        due 04/15/07(d)(e)(g)(h).................      50,000            0
      Jarden Corp. 9.750%, due 05/01/12..........     225,000      232,875
      Norcraft Cos. LP/Norcraft Finance Corp.
        9.000%, due 11/01/11.....................     150,000      156,000
      Norcraft Holdings LP/Norcraft Capital Corp.
        0.000%/ 9.750%, due 09/01/12(a)..........     425,000      303,875
      Playtex Products, Inc. 9.375%,
        due 06/01/11.............................     325,000      342,063
      Sealy Mattress Co. 8.250%,
        due 06/15/14.............................     175,000      181,125
      Simmons Co.
        7.875%, due 01/15/14.....................     150,000      139,500
       0.000%/10.000%, due 12/15/14
         (144A)(a)(b)............................     275,000      149,875
      Spectrum Brands, Inc.
       8.500%, due 10/01/13......................     100,000       87,750
       7.375%, due 02/01/15......................     400,000      336,000
      Visant Holding Corp. 0.000%/ 10.250%,
        due 12/01/13.............................     550,000      409,750
                                                              ------------
                                                                 3,357,125
                                                              ------------
      INDUSTRIAL - DIVERSIFIED - 2.3%
      Aearo Co. I 8.250%, due 04/15/12...........     325,000      331,500
      Amsted Industries, Inc. 10.250%,
        due 10/15/11 (144A)(b)...................     100,000      107,500
      Da-Lite Screen Co., Inc. 9.500%,
        due 05/15/11.............................     250,000      263,750
      Koppers, Inc. 9.875%, due 10/15/13.........     150,000      163,500
      Neenah Co.
        11.000%, due 09/30/10 (144A)(b)..........     191,000      210,100
       13.000%, due 09/30/13 (144A)(b)...........     159,574      163,563
      Norcross Safety Products LLC/Norcoss
        Capital Co., Series B 9.875%, due
        08/15/11.................................     250,000      258,750
      Reddy Ice Holdings, Inc. 0.0000%/
        10.500%, due 11/01/12
        (144A)(a)(b).............................     325,000      260,000

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - CONTINUED
       Ryerson Tull, Inc. 9.125%,
         due 07/15/06........................... $   150,000 $    152,813
                                                             ------------
                                                                1,911,476
                                                             ------------
       INTERNET & CATALOG RETAIL - 0.2%
       FTD, Inc. 7.750%, due 02/15/14...........     194,000      193,030
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 0.7%
       K2, Inc. 7.375%, due 07/01/14............     175,000      175,000
       Knowledge Learning Center, Inc. 7.750%,
         due 02/01/15 (144A)(b).................     400,000      382,000
                                                             ------------
                                                                  557,000
                                                             ------------
       MACHINERY - 0.4%
       Case New Holland, Inc. 9.250%,
         due 08/01/11...........................     275,000      295,625
       Clark Material Handling Company, Series D
         10.750%, due 11/15/06(d)(g)............     150,000            0
       Columbus McKinnon Corp. 10.000%,
         due 08/01/10...........................      33,000       36,713
                                                             ------------
                                                                  332,338
                                                             ------------
       MEDIA - 9.0%
       CBD Media Holdings LLC 9.250%,
         due 07/15/12...........................     425,000      427,125
       CCH I Holdings LLC 9.920%, due 04/01/14
         (144A)(b)..............................     210,000      120,750
       CCH I LLC 11.000%, due 10/01/15
         (144A)(b)..............................     167,000      141,115
       Charter Communications Holdings II LLC/
         Charter Communications Holdings II
         Capital Corp. 10.250%, due 09/15/10....     500,000      500,000
       CSC Holdings, Inc., Senior Notes 7.875%,
         due 12/15/07...........................     375,000      383,437
       Dex Media East LLC/Dex Media East Finance
         Co. 12.125%, due 11/15/12..............     276,000      324,300
       Dex Media West LLC/Dex Media Finance
         Co., Series B 9.875%, due 08/15/13.....     488,000      544,120
       Dex Media, Inc. 0.000%/9.000%,
         due 11/15/13(a)........................     500,000      400,000
       DirecTV Holdings LLC/DirectTV Financing
         Co. 8.375%, due 03/15/13...............     211,000      227,880
        6.375%, due 06/15/15....................     175,000      171,938
       EchoStar DBS Corp.
         5.750%, due 10/01/08...................     225,000      221,625
        6.375%, due 10/01/11....................     200,000      193,500
        6.625%, due 10/01/14....................     100,000       96,375
       Emmis Communications Corp. 10.366%,
         due 06/15/12(c)........................     125,000      126,094
       Houghton Mifflin Co. 0.000%/ 11.500%,
         due 10/15/13(a)........................     375,000      296,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       IESY Repository GMBH 10.375%,
         due 02/15/15 (144A)(b)................. $   400,000 $    418,000
       Kabel Deutschland GMBH 10.625%,
         due 07/01/14 (144A)(b).................     550,000      581,625
       LIN Television Corp. 6.500%,
         due 05/15/13...........................     275,000      265,031
       LodgeNet Entertainment Corp. 9.500%,
         due 06/15/13...........................     175,000      191,187
       Majestic Star Casino LLC 9.500%,
         due 10/15/10...........................      50,000       52,875
       NBC Aquisition Corp. 0.000%/ 11.000%,
         due 03/15/13(a)........................     175,000      129,938
       Nebraska Book Co., Inc. 8.625%,
         due 03/15/12...........................     200,000      185,000
       PRIMEDIA, Inc. 8.875%, due 05/15/11......     200,000      185,500
       Rainbow National Services LLC 10.375%,
         due 09/01/14 (144A)(b).................     325,000      365,625
       Reader's Digest Association, Inc. 6.500%,
         due 03/01/11...........................     200,000      196,500
       Sinclair Broadcast Group, Inc. 8.750%,
         due 12/15/11...........................     225,000      237,937
       Videotron Ltee 6.375%, due 12/15/15
         (144A)(b)..............................     175,000      174,781
       XM Satellite Radio, Inc. 12.000%,
         due 06/15/10...........................      82,000       92,455
       Yell Finance BV
         10.750%, due 08/01/11..................      97,000      105,245
        0.000%/13.500%, due 08/01/11(a).........     179,000      184,818
                                                             ------------
                                                                7,541,026
                                                             ------------
       METALS & MINING - 1.3%
       Compass Minerals International, Inc.
         0.000%/12.750%, due 12/15/12(a)........     150,000      136,500
       Series B 0.000%/12.000%,
         due 06/01/13(a)........................     275,000      239,250
       Hawk Corp. 8.750%, due 11/01/14..........     200,000      203,000
       Mueller Group, Inc. 10.000%,
         due 05/01/12...........................     175,000      186,812
       Republic Technologies International LLC/
         RTI Capital Corp. 13.750%,
         due 07/15/09(d)(e)(g)..................     150,000            0
       United States Steel Corp. 9.750%,
         due 05/15/10...........................     210,000      229,425
       Valmont Industries, Inc. 6.875%,
         due 05/01/14...........................     100,000      101,250
                                                             ------------
                                                                1,096,237
                                                             ------------
       OFFICE FURNISHING & SUPPLIES - 1.2%
       Danka Business Systems Plc 11.000%,
         due 06/15/10...........................     125,000      106,875

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OFFICE FURNISHING & SUPPLIES - CONTINUED
      Tempur-Pedic, Inc./Tempur Production
        USA, Inc. 10.250%, due 08/15/10.......... $   135,000 $    146,644
      Xerox Corp.
        9.750%, due 01/15/09.....................     450,000      500,062
       7.625%, due 06/15/13......................     225,000      238,500
                                                              ------------
                                                                   992,081
                                                              ------------
      OIL & GAS - 6.2%
      Atlas Pipeline Partners, L.P. 8.125%,
        due 12/15/15 (144A)(b)...................     100,000      101,375
      Chesapeake Energy Corp. 6.875%,
        due 11/15/20 (144A)(b)...................     400,000      407,000
      El Paso Corp.
       6.950%, due 12/15/07......................     175,000      177,844
       6.750%, due 05/15/09......................     225,000      224,437
       8.050%, due 10/15/30......................     150,000      153,750
       7.800%, due 08/01/31......................     275,000      275,687
      El Paso Production Holding Co. 7.750%,
        due 06/01/13.............................     175,000      182,438
      Grant Prideco, Inc. 6.125%, due 08/15/15
        (144A)(b)................................      75,000       75,188
      Holly Energy Partners, L.P. 6.250%,
        due 03/01/15.............................     300,000      292,125
      Lone Star Technologies, Inc., Series B
        9.000%, due 06/01/11.....................      50,000       52,750
      Pacific Energy Partners LP / Pacific Energy
        Finance Corp. 6.250%, due 09/15/15
        (144A)(b)................................     175,000      173,250
      Pacific Energy Partners LP/Pacific Energy
        Finance Corp. 7.125%, due 06/15/14.......     175,000      181,125
      Pogo Producing Co.
        6.625%, due 03/15/15.....................     150,000      147,000
       6.875%, due 10/01/17 (144A)(b)............      75,000       73,500
      PSEG Energy Holdings LLC 8.625%,
        due 02/15/08.............................     200,000      209,000
      Range Resources Corp.
        7.375%, due 07/15/13.....................     200,000      208,000
       6.375%, due 03/15/15......................     125,000      123,125
      SEMCO Energy, Inc. 7.125%, due
        05/15/08.................................     125,000      127,658
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)................................     200,000      205,500
      Swift Energy Co. 9.375%, due 05/01/12......     250,000      270,000
      Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      161,372
       8.375%, due 06/15/32......................     450,000      512,822
      Transcontinental Gas Pipe Line Corp.,
        Series B 8.875%, due 07/15/12............     150,000      172,500
      Williams Companies, Inc.
       7.625%, due 07/15/19......................     200,000      215,500
       7.875%, due 09/01/21......................     425,000      462,187
                                                              ------------
                                                                 5,185,133
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.9%
        Abitibi-Consolidated, Inc. 8.375%,
          due 04/01/15......................... $   275,000 $    264,687
        Boise Cascade LLC
          7.025%, due 10/15/12(c)..............      75,000       73,500
         7.125%, due 10/15/14..................     100,000       93,750
        Georgia-Pacific Corp. 7.500%,
          due 05/15/06.........................     500,000      505,625
        Mercer International, Inc. 9.250%,
          due 02/15/13.........................     275,000      233,063
        Newpage Corp. 12.000%, due 05/01/13....     300,000      277,500
        Tembec Industries, Inc. 8.500%,
          due 02/01/11.........................     200,000      112,000
                                                            ------------
                                                               1,560,125
                                                            ------------
        REAL ESTATE - 1.2%
        CB Richard Ellis Services, Inc. 9.750%,
          due 05/15/10.........................     114,000      124,830
        Host Marriott LP
          7.125%, due 11/01/13.................     325,000      339,625
         6.375%, due 03/15/15..................     100,000      100,250
        Ventas Realty LP/Ventas Capital Corp.
         6.625%, due 10/15/14..................     250,000      256,875
         7.125%, due 06/01/15..................      75,000       79,125
         6.500%, due 06/01/16 (144A)(b)........     100,000      101,000
                                                            ------------
                                                               1,001,705
                                                            ------------

        RETAIL - MULTILINE - 2.5%
        Affinity Group, Inc.
          9.000%, due 02/15/12.................     150,000      150,563
         10.875%, due 02/15/12(f)..............     234,583      229,012
        Couche Tard U.S. LP/Couche-Tard Finance
          Corp. 7.500%, due 12/15/13...........     350,000      362,250
        EPL Finance Corp. 11.750%, due 11/15/13
          (144A)(b)............................     175,000      175,219
        J.C. Penney Co., Inc.
          7.600%, due 04/01/07.................      50,000       51,625
         9.000%, due 08/01/12..................     476,000      562,424
        R.H. Donnelley, Inc. 10.875%,
          due 12/15/12.........................     275,000      311,437
        SGS International, Inc. 12.000%,
          due 12/15/13 (144A)(b)...............     250,000      251,661
                                                            ------------
                                                               2,094,191
                                                            ------------
        RETAIL - SPECIALTY - 1.0%
        AmeriGas Partners, L.P. 7.250%,
          due 05/20/15.........................     175,000      179,375
        General Nutrition Centers, Inc. 8.500%,
          due 12/01/10.........................     200,000      173,000
        True Temper Sports, Inc. 8.375%,
          due 09/15/11.........................     350,000      316,750
        United Auto Group, Inc. 9.625%,
          due 03/15/12.........................     200,000      211,500
                                                            ------------
                                                                 880,625
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
       Freescale Semiconductor, Inc. 7.125%,
         due 07/15/14.......................... $   200,000 $    214,000
       MagnaChip Semiconductor 8.000%,
         due 12/15/14..........................     175,000      168,000
                                                            ------------
                                                                 382,000
                                                            ------------
       SOFTWARE - 1.0%
       SS&C Technologies, Inc. 11.750%,
         due 12/01/13 (144A)(b)................     200,000      206,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13 (144A)(b).........     350,000      364,000
        10.250%, due 08/15/15 (144A)(b)........     275,000      276,375
                                                            ------------
                                                                 846,375
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.2%
       Alaska Communications Systems Holdings,
         Inc. 9.875%, due 08/15/11.............     163,000      178,077
       AT&T Corp. 9.750%, due 11/15/31.........     675,000      850,398
       Centennial Communications Corp.
         10.000%, due 01/01/13 (144A)(b).......     100,000      101,500
       Cincinnati Bell, Inc. 7.250%,
         due 07/15/13..........................     250,000      261,250
       Citizens Communications Co.
         9.250%, due 05/15/11..................      75,000       83,063
        6.250%, due 01/15/13...................     150,000      145,875
        9.000%, due 08/15/31...................     200,000      203,500
       Inmarsat Finance II PLC 0.000%/ 10.375%,
         due 11/15/12(a).......................     125,000      104,844
       Inmarsat Finance PLC 7.625%,
         due 06/30/12..........................      32,000       33,160
       Intelsat Bermuda, Ltd.
         8.695%, due 01/15/12 (144A)(b)(c).....     225,000      229,781
        8.625%, due 01/15/15 (144A)(b).........     175,000      177,625
       MCI, Inc. 8.735%, due 05/01/14..........     400,000      443,500
       New Skies Satellites NV 9.125%,
         due 11/01/12..........................     175,000      187,906
       Nextel Communications, Inc., Series D
         7.375%, due 08/01/15..................     575,000      607,282
       PanAmSat Corp. 9.000%, due 08/15/14.....     163,000      171,558
       PanAmSat Holding Corp. .000%/ 10.375%,
         due 11/01/14(a).......................     700,000      493,500
       Qwest Corp. 8.875%, due 03/15/12........   1,200,000    1,359,000
       Rogers Wireless Communications, Inc.
         6.375%, due 03/01/14..................     775,000      780,812
       U.S. Unwired, Inc., Series B 10.000%,
         due 06/15/12..........................     200,000      226,000
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15..................     225,000      236,250
                                                            ------------
                                                               6,874,881
                                                            ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10............................. $   175,000 $    154,875
      INVISTA 9.250%, due 05/01/12
        (144A)(b)................................     250,000      268,125
      Warnaco, Inc. 8.875%, due 06/15/13.........     175,000      189,438
                                                              ------------
                                                                   612,438
                                                              ------------
      TRANSPORTATION - 0.7%
      Holt Group, Inc. 9.750%,
        due 01/15/06(d)(e)(g)....................     100,000            0
      Petroleum Helicopters, Inc., Series B
        9.375%, due 05/01/09.....................     150,000      158,813
      Stena AB
        9.625%, due 12/01/12.....................     250,000      272,812
       7.500%, due 11/01/13......................     150,000      144,750
                                                              ------------
                                                                   576,375
                                                              ------------
      Total Domestic Bonds & Debt Securities
      (Cost $79,726,403)                                        80,493,141
                                                              ------------

      CONVERTIBLE BONDS - 0.1%
      ENTERTAINMENT - 0.1%
      Magna Entertainment Corp. 7.250%,
        due 12/15/09 (Cost - $123,763)...........     125,000      129,219
                                                              ------------

      COMMON STOCKS - 0.2%
      CHEMICALS - 0.0%
      General Chemical Industrial Products,
        Inc.*(e)(g)..............................          45       14,352
                                                              ------------
      CONTAINERS & PACKAGING - 0.0%
      Russell-Stanley Holdings,
        Inc.*(e)(g)(h)...........................       2,000            0
                                                              ------------
      FOOD & DRUG RETAILING - 0.1%
      B&G Food, Inc., EIS........................       5,715       82,982
                                                              ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
      NTL, Inc.*.................................         710       48,337
      Viatel Holding Bermuda, Ltd.*..............       1,237           49
                                                              ------------
                                                                    48,386
                                                              ------------
      Total Common Stocks
      (Cost $588,225)                                              145,720
                                                              ------------

      PREFERRED STOCK - 0.2%
      RETAIL - SPECIALTY - 0.2%
      GNC Corp.*(f) (Cost - $201,200)............         200      164,500
                                                              ------------

      WARRANTS - 0.1%
      CHEMICALS - 0.0%
      General Chemical Industrial Products, Inc.,
        Series A, expires 04/30/11*(e)(g)........          26        3,211
      General Chemical Industrial Products, Inc.,
        Series B, expires 04/30/11*(e)(g)........          19            0
                                                              ------------
                                                                     3,211
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions PLC Corp. expires
        10/01/13*(e)(h)(144A)......................        100 $     2,000
                                                               -----------
      CONTAINERS & PACKAGING - 0.0%
      Pliant Corp. expires
        06/01/10*(e)(g)(h).........................        100           1
                                                               -----------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      AMF Bowling Worldwide, Inc. expires
        03/09/09*(e)...............................        901           0
                                                               -----------
      MEDIA - 0.0%
      Advanstar Holdings Corp. expires
        10/15/11*(g)(h)(144A)......................         75           1
      XM Satellite Radio Holdings, Inc., - Class A,
        expires 03/15/10*..........................        125       5,750
                                                               -----------
                                                                     5,751
                                                               -----------
      METALS & MINING - 0.1%
      ACP Holding Co. expires
        09/30/13*(g)(h)(144A)......................     30,652      59,005
                                                               -----------
      Total Warrants
      (Cost $105,554)                                               69,968
                                                               -----------
      SHORT-TERM INVESTMENT - 1.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at $1,444,321 on
        01/03/06 collateralized by 1,060,000
        U.S. Treasury Bond 8.125 due 08/15/19
        with a value of $1,474,725. 2.000%, due
        01/03/06 (Cost - $1,444,000)............... $1,444,000   1,444,000
                                                               -----------

      TOTAL INVESTMENTS - 98.1%
      (Cost $82,189,145)                                        82,446,548

      Other Assets and Liabilities (net) - 1.9%                  1,557,267
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $84,003,815
                                                               ===========

* Non-income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be liquid under the guidlines established by the Board of Trustees. These securities represent in the aggregate 14.65% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Illiquid securities. Representing in the aggregate 0.0% of net assets.

(h) Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Federated High Yield Portfolio may not invest more than 15% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At December 31, 2005 these securities represent 0.1% of net assets.

The following table summarizes the credit composition of the portfolio holdings of the Federated High Yield Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.80%
                           BBB                             0.59
                           BB                             26.53
                           B                              58.66
                           Below B                        11.41
                           Equities/Other                  1.01
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.4%
          AEROSPACE & DEFENSE - 1.7%
          Northrop Grumman Corp..................  7,834 $    470,902
                                                         ------------
          BANKS - 4.9%
          Bank of America Corp...................  6,800      313,820
          U.S. Bancorp........................... 16,300      487,207
          Wells Fargo & Co.......................  9,100      571,753
                                                         ------------
                                                            1,372,780
                                                         ------------
          BEVERAGES - 1.4%
          Coca-Cola Co........................... 10,000      403,100
                                                         ------------
          CHEMICALS - 0.8%
          PPG Industries, Inc....................  3,700      214,230
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Pitney Bowes, Inc......................  6,700      283,075
                                                         ------------
          COMMUNICATIONS EQUIPMENT - 1.0%
          Motorola, Inc.......................... 12,100      273,339
                                                         ------------
          COMPUTERS & PERIPHERALS - 2.0%
          Hewlett-Packard Co..................... 14,700      420,861
          International Business Machines Corp...  1,600      131,520
                                                         ------------
                                                              552,381
                                                         ------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc.......  7,500      278,175
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          Xerox Corp.*........................... 14,400      210,960
                                                         ------------
          FINANCIAL - DIVERSIFIED - 16.1%
          Capital One Financial Corp.............  6,400      552,960
          Fannie Mae.............................  9,100      444,171
          Freddie Mac............................ 16,100    1,052,135
          Goldman Sachs Group, Inc. (The)........  2,700      344,817
          JPMorgan Chase & Co.................... 11,000      436,590
          MBNA Corp.............................. 13,600      369,240
          Merrill Lynch & Co., Inc...............  9,400      636,662
          Morgan Stanley......................... 12,600      714,924
                                                         ------------
                                                            4,551,499
                                                         ------------
          FOOD & DRUG RETAILING - 2.5%
          Albertson's, Inc....................... 15,400      328,790
          SUPERVALU, Inc......................... 11,700      380,016
                                                         ------------
                                                              708,806
                                                         ------------
          FOOD PRODUCTS - 2.4%
          Smithfield Foods, Inc.*................  9,300      284,580
          Tyson Foods, Inc., - Class A........... 23,400      400,140
                                                         ------------
                                                              684,720
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 4.5%
          AmerisourceBergen Corp................. 10,200      422,280
          HCA, Inc...............................  8,300      419,150
          McKesson Corp..........................  8,300      428,197
                                                         ------------
                                                            1,269,627
                                                         ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.1%
       McDonald's Corp............................... 17,500 $    590,100
                                                             ------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       Tyco International, Ltd....................... 19,991      576,940
                                                             ------------
       INSURANCE - 12.5%
       ACE, Ltd...................................... 14,900      796,256
       Allstate Corp. (The).......................... 15,800      854,306
       American International Group, Inc............. 10,900      743,707
       Aon Corp......................................  9,700      348,715
       Hartford Financial Services Group, Inc........  3,300      283,437
       Nationwide Financial Services, Inc., - Class A  6,400      281,600
       XL Capital, Ltd., - Class A...................  3,200      215,616
                                                             ------------
                                                                3,523,637
                                                             ------------
       IT CONSULTING & SERVICES - 1.8%
       Computer Sciences Corp.*......................  7,500      379,800
       Unisys Corp.*................................. 21,800      127,094
                                                             ------------
                                                                  506,894
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.3%
       Mattel, Inc................................... 23,300      368,606
                                                             ------------
       MACHINERY - 2.4%
       Deere & Co....................................  2,300      156,653
       Eaton Corp....................................  4,500      301,905
       Illinois Tool Works, Inc......................  2,600      228,774
                                                             ------------
                                                                  687,332
                                                             ------------
       MEDIA - 6.6%
       CCE Spinco, Inc.*.............................  1,987       26,030
       Clear Channel Communications, Inc............. 15,900      500,055
       Gannett Co., Inc..............................  7,100      430,047
       Interpublic Group of Cos., Inc.*.............. 30,700      296,255
       Time Warner, Inc.............................. 35,600      620,864
                                                             ------------
                                                                1,873,251
                                                             ------------
       OIL & GAS - 11.8%
       BP Plc, (ADR).................................  7,200      462,384
       Chevron Corp.................................. 14,602      828,955
       ConocoPhillips................................  8,200      477,076
       Exxon Mobil Corp.............................. 15,300      859,401
       Marathon Oil Corp.............................  6,000      365,820
       NiSource, Inc................................. 15,600      325,416
                                                             ------------
                                                                3,319,052
                                                             ------------
       PHARMACEUTICALS - 3.4%
       Johnson & Johnson.............................  6,000      360,600
       Pfizer, Inc................................... 25,400      592,328
                                                             ------------
                                                                  952,928
                                                             ------------
       RETAIL - MULTILINE - 0.8%
       Dollar General Corp........................... 11,200      213,584
                                                             ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          RETAIL - SPECIALTY - 1.5%
          Gap, Inc. (The)........................ 15,200 $    268,128
          Home Depot, Inc. (The).................  3,500      141,680
                                                         ------------
                                                              409,808
                                                         ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
          Applied Materials, Inc................. 11,700      209,898
          Intel Corp............................. 14,700      366,912
                                                         ------------
                                                              576,810
                                                         ------------
          SOFTWARE - 0.8%
          BMC Software, Inc.*.................... 10,800      221,292
                                                         ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.0%
          ALLTEL Corp............................  6,200      391,220
          AT&T, Inc.*............................ 25,200      617,148
          Sprint Nextel Corp..................... 12,300      287,328
          Verizon Communications, Inc............ 13,650      411,138
                                                         ------------
                                                            1,706,834
                                                         ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
          Vodafone Group Plc, (ADR).............. 13,100      281,257
                                                         ------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.8%
          Jones Apparel Group, Inc...............  7,100      218,112
                                                         ------------
          TOBACCO - 2.6%
          Altria Group, Inc......................  9,900      739,728
                                                         ------------
          Total Common Stocks
          (Cost $25,495,476)                               28,039,759
                                                         ------------

               -----------------------------------------------------
               SECURITY                                    VALUE
               DESCRIPTION                     SHARES     (NOTE 2)
               -----------------------------------------------------

               ESCROWED SHARES - 0.0%
               ESC Seagate Technology (a)(b)
                 (Cost - $0).................. $10,300   $         0
                                                         -----------

               TOTAL INVESTMENTS - 99.4%
               (Cost $25,495,476)                         28,039,759

               Other Assets and Liabilities (net) - 0.6%     167,818
                                                         -----------

               TOTAL NET ASSETS - 100.0%                 $28,207,577
                                                         ===========

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            COMMON STOCKS - 98.6%
            AEROSPACE & DEFENSE - 2.2%
            Boeing Co. (The).................  21,200 $   1,489,088
            L-3 Communications Holdings, Inc.  32,300     2,401,505
            United Technologies Corp.........  34,300     1,917,713
                                                      -------------
                                                          5,808,306
                                                      -------------
            BANKS - 1.0%
            Wells Fargo & Co.................  42,200     2,651,426
                                                      -------------
            BEVERAGES - 1.4%
            Hansen Natural Corp.*............  48,800     3,845,928
                                                      -------------
            BIOTECHNOLOGY - 9.5%
            Amgen, Inc.*.....................  46,100     3,635,446
            Biogen Idec, Inc.*............... 131,000     5,938,230
            Genentech, Inc.*.................  53,200     4,921,000
            Gilead Sciences, Inc.*........... 154,800     8,147,124
            United Therapeutics Corp.*.......  37,400     2,585,088
                                                      -------------
                                                         25,226,888
                                                      -------------
            BUILDING MATERIALS - 2.1%
            Building Material Holding Corp...  83,601     5,702,424
                                                      -------------
            BUILDING PRODUCTS - 2.5%
            Ryland Group, Inc. (The).........  90,200     6,506,126
                                                      -------------
            CHEMICALS - 0.4%
            Dow Chemical Co..................  27,100     1,187,522
                                                      -------------
            COMPUTERS & PERIPHERALS - 8.9%
            Apple Computer, Inc.*............ 135,100     9,712,339
            Dell, Inc.*......................  83,900     2,516,161
            Hewlett-Packard Co............... 267,200     7,649,936
            Western Digital Corp.*........... 202,000     3,759,220
                                                      -------------
                                                         23,637,656
                                                      -------------
            ELECTRIC UTILITIES - 0.6%
            TXU Corp.........................  34,000     1,706,460
                                                      -------------
            FINANCIAL - DIVERSIFIED - 1.3%
            American Express Co..............  56,000     2,881,760
            Golden West Financial Corp.......   9,200       607,200
                                                      -------------
                                                          3,488,960
                                                      -------------
            FOOD & DRUG RETAILING - 1.6%
            CVS Corp.........................  43,800     1,157,196
            Walgreen Co......................  72,700     3,217,702
                                                      -------------
                                                          4,374,898
                                                      -------------
            FOOD PRODUCTS - 4.2%
            General Mills, Inc...............  80,800     3,985,056
            Kellogg Co.......................  22,800       985,416
            Seabord Corp.....................   1,410     2,130,510
            Whole Foods Market, Inc..........  51,800     4,008,802
                                                      -------------
                                                         11,109,784
                                                      -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
            Stryker Corp.....................  25,800     1,146,294
                                                      -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 5.6%
         Aetna, Inc.............................  83,200 $   7,846,592
         Community Health Systems, Inc.*........  45,200     1,732,968
         UnitedHealth Group, Inc................  85,300     5,300,542
                                                         -------------
                                                            14,880,102
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Penn National Gaming, Inc.*............ 147,600     4,863,420
                                                         -------------
         HOUSEHOLD DURABLES - 8.5%
         D.R. Horton, Inc....................... 210,700     7,528,311
         KB HOME................................  94,500     6,866,370
         Lennar Corp. - Class A................. 113,000     6,895,260
         Procter & Gamble Co....................  22,175     1,283,489
                                                         -------------
                                                            22,573,430
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.4%
         General Electric Co.................... 178,800     6,266,940
                                                         -------------
         INSURANCE - 4.9%
         Chubb Corp. (The)......................  16,000     1,562,400
         CIGNA Corp.............................  12,000     1,340,400
         Fidelity National Financial, Inc....... 106,000     3,899,740
         MGIC Investment Corp...................  15,900     1,046,538
         Radian Group Inc.......................  86,500     5,068,035
                                                         -------------
                                                            12,917,113
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 3.5%
         Google, Inc., - Class A*...............   5,100     2,115,786
         McAfee, Inc.*.......................... 164,400     4,460,172
         Websense, Inc.*........................  39,700     2,605,908
                                                         -------------
                                                             9,181,866
                                                         -------------
         IT CONSULTING & SERVICES - 0.7%
         Cognizant Technology Solutions Corp. -
           Class A*.............................  35,900     1,807,565
                                                         -------------
         MACHINERY - 4.4%
         Deere & Co.............................  77,200     5,258,092
         Joy Global, Inc........................ 160,250     6,410,000
                                                         -------------
                                                            11,668,092
                                                         -------------
         METALS & MINING - 2.0%
         Allegheny Technologies, Inc............  26,900       970,552
         Cleveland-Cliffs, Inc..................   5,800       513,706
         Phelps Dodge Corp......................   3,700       532,319
         Precision Castparts Corp...............  26,800     1,388,508
         Quanex Corp............................  40,100     2,003,797
                                                         -------------
                                                             5,408,882
                                                         -------------
         OIL & GAS - 3.7%
         Devon Energy Corp......................  33,700     2,107,598
         Frontier Oil Corp......................  23,700       889,461
         Sunoco, Inc............................  49,500     3,879,810
         Valero Energy Corp.....................  59,400     3,065,040
                                                         -------------
                                                             9,941,909
                                                         -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            PHARMACEUTICALS - 2.7%
            Johnson & Johnson................. 120,300 $   7,230,030
                                                       -------------
            RETAIL - MULTILINE - 1.7%
            Costco Wholesale Corp.............  17,100       845,937
            Wal-Mart Stores, Inc..............  77,200     3,612,960
                                                       -------------
                                                           4,458,897
                                                       -------------
            RETAIL - SPECIALTY - 0.1%
            Nordstrom, Inc....................   6,200       231,880
                                                       -------------
            ROAD & RAIL - 4.5%
            Burlington Northern Santa Fe Corp.  30,400     2,152,928
            CSX Corp..........................  55,100     2,797,427
            Norfolk Southern Corp............. 155,900     6,988,997
                                                       -------------
                                                          11,939,352
                                                       -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.8%
            Cymer, Inc.*......................  49,900     1,771,949
            Intel Corp........................ 259,500     6,477,120
            Marvell Technology Group Ltd.*.... 111,100     6,231,599
            MEMC Electronic Materials, Inc.*..  37,300       826,941
            NVIDIA Corp.*.....................  22,700       829,912
            SiRF Technology Holdings, Inc.*...  69,000     2,056,200
            Texas Instruments, Inc............ 161,000     5,163,270
                                                       -------------
                                                          23,356,991
                                                       -------------
            SOFTWARE - 4.5%
            Activision, Inc.*................. 123,433     1,695,970
            Autodesk, Inc..................... 125,400     5,385,930
            Microsoft Corp.................... 122,500     3,203,375
            Quest Software, Inc.*............. 123,124     1,796,379
                                                       -------------
                                                          12,081,654
                                                       -------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
      Qwest Communications International,
        Inc.*....................................    182,600 $   1,031,690
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
      NII Holdings, Inc.*........................     16,900       738,192
                                                             -------------
      TOBACCO - 2.0%
      Altria Group, Inc..........................     71,400     5,335,008
                                                             -------------
      Total Common Stocks
      (Cost $249,864,842)                                      262,305,685
                                                             -------------
      SHORT-TERM INVESTMENT - 0.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05, at 2.000% to
        be repurchased at $2,304,512 on
        01/03/06 collateralized by 1,690,000 U.S.
        Treasury Bond at 8.125% due 08/15/19
        with a value of $2,351,213
        (Cost - $2,304,000)...................... $2,304,000     2,304,000
                                                             -------------

      TOTAL INVESTMENTS - 99.5%
      (Cost $252,168,842)                                      264,609,685

      Other Assets and Liabilities (Net) - 0.5%                  1,250,057
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 265,859,742
                                                             =============

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         INVESTMENT COMPANY SECURITIES - 100.8%
         AIM Capital Appreciation Portfolio.........    203 $    2,352
         Capital Appreciation Fund*.................  9,828    769,347
         Disciplined Mid Cap Stock Portfolio........    581     12,766
         Equity Income Portfolio.................... 38,833    686,574
         Large Cap Portfolio........................ 11,851    179,428
         Mondrian International Stock Portfolio..... 81,225  1,015,314
         Mercury Large Cap Portfolio................  3,580     36,300
         MFS Mid Cap Growth Portfolio...............  1,920     15,534
         MFS Value Portfolio........................    439      5,467
         Pioneer Fund Portfolio..................... 91,764  1,169,987
         Pioneer Mid Value Portfolio................    328      3,538
         Small Cap Growth Portfolio.................  9,109    103,115
         Small Cap Value Portfolio..................  6,261     70,062
         Strategic Equity Portfolio.................  7,017    124,834
         Van Kampen Enterprise Portfolio............ 64,317    818,753
                                                            ----------
         Total Investment Company Securities
         (Cost $4,705,624)                                   5,013,371
                                                            ----------

         TOTAL INVESTMENTS - 100.8%
         (Cost $4,705,624)                                   5,013,371

         Other Assets and Liabilities (net) - (0.8)%           (39,269)
                                                            ----------

         TOTAL NET ASSETS - 100.0%                          $4,974,102
                                                            ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.8%
       AIM Capital Appreciation Portfolio............       4 $       49
       Capital Appreciation Fund*....................   4,033    315,725
       Convertible Securities Portfolio..............   4,932     58,439
       Disciplined Mid Cap Stock Portfolio...........     121      2,664
       Equity Income Portfolio.......................  12,426    219,692
       Federated High Yield Portfolio................  16,281    143,924
       High Yield Bond Trust*........................   4,398     44,152
       Large Cap Portfolio...........................   1,369     20,723
       Mercury Large Cap Core Portfolio..............     899      9,118
       MFS Mid Cap Growth Portfolio..................     584      4,728
       MFS Value Portfolio...........................     239      2,968
       Mondrian International Stock Portfolio........  15,836    197,949
       Money Market Portfolio*....................... 465,093    465,093
       Pioneer Fund Portfolio........................  10,240    130,558
       Pioneer Mid Cap Value Portfolio...............     395      4,262
       Pioneer Strategic Income Portfolio............  66,565    621,053
       Strategic Equity Portfolio....................     818     14,549
       Style Focus Series: Small Cap Growth Portfolio     509      5,758
       Style Focus Series: Small Cap Value Portfolio.   1,911     21,385
       Travelers Quality Bond Portfolio.............. 115,284  1,292,330
       U.S. Government Securities Portfolio..........  82,402  1,095,127
       Van Kampen Enterprise Portfolio...............   2,310     29,412
                                                              ----------
       Total Investment Company Securities
       (Cost $4,650,876)                                       4,699,658
                                                              ----------

       TOTAL INVESTMENTS - 100.8%
       (Cost $4,650,876)                                       4,699,658

       Other Assets and Liabilities (net) - (0.8)%               (38,293)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,661,365
                                                              ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 99.7%
      AIM Capital Appreciation Portfolio...........     3,414 $    39,639
      Capital Appreciation Fund*...................    31,782   2,487,894
      Convertible Securities Portfolio.............    56,524     669,805
      Disciplined Mid Cap Stock Portfolio..........       731      16,060
      Equity Income Portfolio......................   106,385   1,880,893
      Federated High Yield Portfolio...............    43,363     383,326
      High Yield Bond Trust*.......................     4,782      48,009
      Large Cap Portfolio..........................    79,969   1,210,726
      Mercury Large Cap Core Portfolio.............    13,808     140,016
      MFS Mid Cap Growth Portfolio.................     4,683      37,889
      MFS Value Portfolio..........................     3,537      44,005
      Mondrian International Stock Portfolio.......   216,544   2,706,794
      Money Market Portfolio*...................... 1,068,152   1,068,152
      Pioneer Fund Portfolio.......................   261,981   3,340,264
      Pioneer Mid Cap Value Portfolio..............       473       5,096
      Pioneer Strategic Income Portfolio...........   243,018   2,267,356
      Strategic Equity Portfolio...................    15,328     272,688
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,684     109,620
      Style Focus Series: Small Cap Value Portfolio    10,999     123,083
      Travelers Quality Bond Portfolio.............   119,495   1,339,543
      U.S. Government Securities Portfolio.........   209,933   2,790,011
      Van Kampen Enterprise Portfolio..............    74,514     948,565
                                                              -----------
      Total Investment Company Securities
      (Cost $21,348,152)                                       21,929,434
                                                              -----------

      TOTAL INVESTMENTS - 99.7%
      (Cost $21,348,152)                                       21,929,434

      Other Assets and Liabilities (net) - 0.3%                    73,622
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $22,003,056
                                                              ===========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                    SHARES     (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      AIM Capital Appreciation Portfolio...........       157 $     1,823
      Capital Appreciation Fund*...................    41,882   3,278,539
      Convertible Securities Portfolio.............    62,439     739,908
      Disciplined Mid Cap Stock Portfolio..........     1,507      33,101
      Equity Income Portfolio......................   142,116   2,512,615
      Federated High Yield Portfolio...............    23,995     212,116
      High Yield Bond Trust*.......................     3,766      37,806
      Large Cap Portfolio..........................    87,739   1,328,375
      Mercury Large Cap Core Portfolio.............     5,843      59,252
      MFS Mid Cap Growth Portfolio.................     3,917      31,690
      MFS Value Portfolio..........................     3,321      41,319
      Mondrian International Stock Portfolio.......   313,338   3,916,730
      Money Market Portfolio*...................... 1,232,952   1,232,952
      Pioneer Fund Portfolio.......................   349,208   4,452,396
      Pioneer Mid Cap Value Portfolio..............       949      10,230
      Pioneer Strategic Income Portfolio...........   278,553   2,598,899
      Strategic Equity Portfolio...................    16,944     301,442
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,341     105,740
      Style Focus Series: Small Cap Value Portfolio     5,327      59,605
      Travelers Quality Bond Portfolio.............    80,209     899,145
      U.S. Government Securities Portfolio.........   128,309   1,705,225
      Van Kampen Enterprise Portfolio..............   150,011   1,909,636
                                                              -----------
      Total Investment Company Securities
      (Cost $24,594,657)                                       25,468,544
                                                              -----------

      TOTAL INVESTMENTS - 100.0%
      (Cost $24,594,657)                                       25,468,544

      Other Assets and Liabilities (net) - 0.0%                    (5,997)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $25,462,547
                                                              ===========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.9%
       AIM Capital Appreciation Portfolio............     414 $    4,811
       Capital Appreciation Fund*....................   4,961    388,332
       Convertible Securities Portfolio..............   8,257     97,847
       Disciplined Mid Cap Stock Portfolio...........     279      6,119
       Equity Income Portfolio.......................  15,718    277,888
       Federated High Yield Portfolio................  11,639    102,886
       High Yield Bond Trust*........................   2,661     26,714
       Large Cap Portfolio...........................  10,391    157,316
       Mercury Large Cap Core Portfolio..............   1,789     18,144
       MFS Mid Cap Growth Portfolio..................     959      7,756
       MFS Value Portfolio...........................     206      2,568
       Mondrian International Stock Portfolio........  29,142    364,275
       Money Market Portfolio*....................... 211,322    211,322
       Pioneer Fund Portfolio........................  33,852    431,612
       Pioneer Mid Cap Value Portfolio...............     566      6,099
       Pioneer Strategic Income Portfolio............  48,628    453,698
       Strategic Equity Portfolio....................   2,520     44,831
       Style Focus Series: Small Cap Growth Portfolio   1,378     15,597
       Style Focus Series: Small Cap Value Portfolio.   2,387     26,710
       Travelers Quality Bond Portfolio..............  72,843    816,567
       U.S. Government Securities Portfolio..........  63,362    842,075
       Van Kampen Enterprise Portfolio...............   4,797     61,069
                                                              ----------
       Total Investment Company Securities
       (Cost $4,227,949)                                       4,364,236
                                                              ----------

       TOTAL INVESTMENTS - 100.9%
       (Cost $4,227,949)                                       4,364,236

       Other Assets and Liabilities (net) - (0.9%)               (37,785)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,326,451
                                                              ==========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 100.1%
          AEROSPACE & DEFENSE - 2.8%
          Lockheed Martin Corp.................  26,000 $   1,654,380
          Northrop Grumman Corp................   8,000       480,880
          Raytheon Co..........................  39,000     1,565,850
                                                        -------------
                                                            3,701,110
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*...........................  61,000     1,356,030
                                                        -------------
          AUTOMOBILES - 0.6%
          Ford Motor Co........................  93,000       717,960
                                                        -------------
          BANKS - 0.5%
          Bank of America Corp.................  13,000       599,950
                                                        -------------
          BEVERAGES - 1.2%
          Coca-Cola Co.........................  38,000     1,531,780
                                                        -------------
          BIOTECHNOLOGY - 3.0%
          Amgen, Inc.*.........................  30,000     2,365,800
          Gilead Sciences, Inc.*...............  29,000     1,526,270
                                                        -------------
                                                            3,892,070
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Fiserv, Inc.*........................  31,000     1,341,370
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 3.3%
          Cisco Systems, Inc.*................. 143,000     2,448,160
          Motorola, Inc........................  84,000     1,897,560
                                                        -------------
                                                            4,345,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Apple Computer, Inc.*................  26,000     1,869,140
          Dell, Inc.*..........................  66,000     1,979,340
          Hewlett-Packard Co...................  78,000     2,233,140
          International Business Machines Corp.   2,000       164,400
          NCR Corp.*...........................  35,000     1,187,900
                                                        -------------
                                                            7,433,920
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          Edison International.................  31,000     1,351,910
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
          Agilent Technologies, Inc.*..........  18,000       599,220
          Jabil Circuit, Inc.*.................   5,000       185,450
          Solectron Corp.*..................... 119,000       435,540
                                                        -------------
                                                            1,220,210
                                                        -------------
          FINANCIAL - DIVERSIFIED - 4.0%
          Charles Schwab Corp. (The)...........  96,000     1,408,320
          Goldman Sachs Group, Inc. (The)......  14,000     1,787,940
          JP Morgan Chase & Co.................   3,000       119,070
          Lehman Brothers Holdings, Inc........  13,000     1,666,210
          Principal Financial Group, Inc.......   5,000       237,150
                                                        -------------
                                                            5,218,690
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Pilgrim's Pride Corp.................  11,000       364,760
          Whole Foods Market, Inc..............  18,000     1,393,020
                                                        -------------
                                                            1,757,780
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
       Becton, Dickinson & Co...................... 24,000 $   1,441,920
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 8.7%
       Aetna, Inc.................................. 17,000     1,603,270
       AmerisourceBergen Corp...................... 36,000     1,490,400
       Caremark Rx, Inc.*.......................... 30,000     1,553,700
       Express Scripts, Inc.*...................... 17,000     1,424,600
       HCA, Inc.................................... 30,000     1,515,000
       Humana, Inc.*...............................  3,000       162,990
       McKesson Corp............................... 28,000     1,444,520
       UnitedHealth Group, Inc..................... 35,000     2,174,900
                                                           -------------
                                                              11,369,380
                                                           -------------
       HOUSEHOLD DURABLES - 1.7%
       NVR, Inc.*..................................  2,000     1,404,000
       Procter & Gamble Co......................... 13,000       752,440
                                                           -------------
                                                               2,156,440
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.1%
       General Electric Co......................... 74,000     2,593,700
       Rockwell Automation, Inc.................... 24,000     1,419,840
                                                           -------------
                                                               4,013,540
                                                           -------------
       INSURANCE - 8.9%
       American International Group, Inc...........  4,000       272,920
       Aon Corp.................................... 40,000     1,438,000
       Chubb Corp. (The)........................... 15,000     1,464,750
       CIGNA Corp.................................. 13,000     1,452,100
       Loews Corp..................................  9,000       853,650
       Nationwide Financial Services, Inc., Class A 22,000       968,000
       Progressive Corp. (The)..................... 13,000     1,518,140
       Prudential Financial, Inc................... 24,000     1,756,560
       SAFECO Corp................................. 24,000     1,356,000
       UnumProvident Corp.......................... 23,000       523,250
                                                           -------------
                                                              11,603,370
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.9%
       McAfee, Inc.*............................... 44,000     1,193,720
                                                           -------------
       IT CONSULTING & SERVICES - 0.2%
       Computer Sciences Corp.*....................  6,000       303,840
       Enterasys Networks, Inc.*...................    259         3,439
                                                           -------------
                                                                 307,279
                                                           -------------
       MACHINERY - 1.0%
       ITT Industries, Inc......................... 13,000     1,336,660
                                                           -------------
       MEDIA - 1.3%
       Viacom, Inc., Class B....................... 53,000     1,727,800
                                                           -------------
       METALS & MINING - 3.4%
       Freeport-McMoRan Copper & Gold, Inc.,
         Class B................................... 27,000     1,452,600
       Nucor Corp.................................. 23,000     1,534,560
       Phelps Dodge Corp........................... 10,000     1,438,700
                                                           -------------
                                                               4,425,860
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             -----------------------------------------------------
             SECURITY                                   VALUE
             DESCRIPTION                     SHARES    (NOTE 2)
             -----------------------------------------------------

             OIL & GAS - 18.6%
             Amerada Hess Corp..............  11,000 $   1,395,020
             Anadarko Petroleum Corp........  17,000     1,610,750
             Apache Corp....................  16,000     1,096,320
             Burlington Resources, Inc......  19,000     1,637,800
             Chesapeake Energy Corp.........  42,000     1,332,660
             Chevron Corp...................  12,888       731,652
             ConocoPhillips.................  35,000     2,036,300
             Devon Energy Corp..............  25,000     1,563,500
             Exxon Mobil Corp...............  88,000     4,942,960
             Kerr-McGee Corp................  15,000     1,362,900
             Marathon Oil Corp..............  26,000     1,585,220
             Occidental Petroleum Corp......  20,000     1,597,600
             Sunoco, Inc....................  18,000     1,410,840
             Tesoro Corp....................   6,000       369,300
             Valero Energy Corp.............  31,000     1,599,600
                                                     -------------
                                                        24,272,422
                                                     -------------
             PHARMACEUTICALS - 5.7%
             Allergan, Inc..................  15,000     1,619,400
             Johnson & Johnson..............  50,000     3,005,000
             Pfizer, Inc.................... 121,000     2,821,720
                                                     -------------
                                                         7,446,120
                                                     -------------
             RETAIL - MULTILINE - 1.2%
             J.C. Penney Co., Inc...........  28,000     1,556,800
                                                     -------------
             RETAIL - SPECIALTY - 4.3%
             American Eagle Outfitters, Inc.   8,000       183,840
             Best Buy Co., Inc..............  30,000     1,304,400
             Chico's FAS, Inc.*.............  32,000     1,405,760
             Nordstrom, Inc.................  37,000     1,383,800
             Staples, Inc...................  62,000     1,408,020
                                                     -------------
                                                         5,685,820
                                                     -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
        Intel Corp.............................  115,000 $   2,870,400
        Lam Research Corp.*....................   37,000     1,320,160
        NVIDIA Corp.*..........................   38,000     1,389,280
        Texas Instruments, Inc.................   59,000     1,892,130
                                                         -------------
                                                             7,471,970
                                                         -------------
        SOFTWARE - 7.8%
        Autodesk, Inc..........................   32,000     1,374,400
        BEA Systems, Inc.*.....................  133,000     1,250,200
        Citrix Systems, Inc.*..................   19,000       546,820
        Computer Associates International, Inc.   44,090     1,242,897
        Intuit, Inc.*..........................   26,000     1,385,800
        Microsoft Corp.........................   49,000     1,281,350
        Oracle Corp.*..........................  130,000     1,587,300
        Red Hat, Inc.*.........................   54,000     1,470,960
                                                         -------------
                                                            10,139,727
                                                         -------------
        TOBACCO - 0.2%
        Altria Group, Inc......................    4,000       298,880
                                                         -------------
        Total Common Stocks
        (Cost $111,208,205)                                130,916,208
                                                         -------------
        ESCROWED SHARES - 0.0%
        ESC Seagate Technology (a)(b)*
          (Cost - $0).......................... $ 27,200             3
                                                         -------------

        TOTAL INVESTMENTS - 100.1%
        (Cost $111,208,205)                                130,916,211

        Other Assets and Liabilities (net) - (0.1)%            (87,506)
                                                         -------------

        TOTAL NET ASSETS - 100.0%                        $ 130,828,705
                                                         =============

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities representing in the aggregate 0.0% of net assets.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 98.1%
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington, Inc.  31,620 $   2,134,666
                                                            -------------
       AUTO COMPONENTS - 0.6%
       Gentex Corp................................. 101,000     1,969,500
                                                            -------------
       BANKS - 1.0%
       Commerce Bancorp, Inc....................... 101,200     3,482,292
                                                            -------------
       BIOTECHNOLOGY - 5.2%
       Gen-Probe, Inc.*............................  51,970     2,535,616
       Genzyme Corp.*..............................  61,550     4,356,509
       Gilead Sciences, Inc.*......................  93,510     4,921,431
       Human Genome Sciences, Inc.*................  63,000       539,280
       ImClone Systems, Inc.*......................  54,660     1,871,559
       MedImmune, Inc.*............................  88,180     3,088,064
                                                            -------------
                                                               17,312,459
                                                            -------------
       CHEMICALS - 1.0%
       Praxair, Inc................................  64,500     3,415,920
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 8.5%
       Alliance Data System Corp.*.................  99,420     3,539,352
       Apollo Group, Inc., - Class A*..............  79,700     4,818,662
       Bright Horizons Family Solutions, Inc.*.....  45,400     1,682,070
       Brink's Co. (The)...........................  42,100     2,017,011
       Corporate Executive Board Co................  68,790     6,170,463
       Employee Solutions, Inc.*(a)................     484             0
       ITT Educational Services, Inc.*.............  66,300     3,918,993
       Monster Worldwide, Inc.*....................  83,240     3,397,857
       Paychex, Inc................................  74,200     2,828,504
                                                            -------------
                                                               28,372,912
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 3.5%
       Comverse Technology, Inc.*.................. 134,060     3,564,655
       Juniper Networks, Inc.*..................... 362,700     8,088,210
                                                            -------------
                                                               11,652,865
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.1%
       M-Systems Flash Disk Pioneers, Ltd.*........  42,200     1,397,664
       SanDisk Corp.*..............................  92,100     5,785,722
                                                            -------------
                                                                7,183,386
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
       FLIR Systems, Inc.*.........................  65,400     1,460,382
       Roper Industries, Inc.......................  87,620     3,461,866
                                                            -------------
                                                                4,922,248
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 4.2%
       BJ Services Co..............................  52,800     1,936,176
       GlobalSantaFe Corp..........................  80,550     3,878,482
       National-Oilwell Varco, Inc.*...............  84,400     5,291,880
       Noble Corp..................................  41,900     2,955,626
                                                            -------------
                                                               14,062,164
                                                            -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - 4.5%
        Chicago Mercantile Exchange Holdings, Inc.  13,800 $   5,071,362
        Investors Financial Services Corp.........  58,000     2,136,140
        Legg Mason, Inc...........................  42,580     5,096,400
        Nelnet, Inc., - Class A*..................  25,200     1,025,136
        SLM Corp..................................  31,700     1,746,353
                                                           -------------
                                                              15,075,391
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 10.8%
        Advanced Medical Optics, Inc.*............ 139,100     5,814,380
        C.R. Bard, Inc............................  50,600     3,335,552
        Cytyc Corp.*.............................. 186,890     5,275,905
        DENTSPLY International, Inc...............  70,750     3,798,567
        Fisher Scientific International, Inc.*....  59,993     3,711,167
        Millipore Corp.*..........................  79,250     5,233,670
        ResMed, Inc.*.............................  51,800     1,984,458
        St. Jude Medical, Inc.*...................  98,100     4,924,620
        Thoratec Corp.*........................... 103,490     2,141,208
                                                           -------------
                                                              36,219,527
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES - 2.5%
        Health Net, Inc.*.........................  88,900     4,582,795
        Laboratory Corp. of America Holdings *....  69,300     3,731,805
                                                           -------------
                                                               8,314,600
                                                           -------------

        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Cheesecake Factory, Inc.*................. 145,680     5,446,975
        International Game Technology............. 124,120     3,820,414
        RARE Hospitality International, Inc.*..... 115,100     3,497,889
        Station Casinos, Inc......................  25,500     1,728,900
                                                           -------------
                                                              14,494,178
                                                           -------------

        HOUSEHOLD DURABLES - 0.3%
        Tempur-Pedic International, Inc.*.........  99,800     1,147,700
                                                           -------------

        INSURANCE - 3.2%
        ACE, Ltd..................................  64,230     3,432,451
        Endurance Specialty Holdings, Ltd.........  77,300     2,771,205
        PartnerRe, Ltd............................  53,200     3,493,644
        Platinum Underwriters Holdings, Ltd.......  28,000       869,960
                                                           -------------
                                                              10,567,260
                                                           -------------

        INTERNET SOFTWARE & SERVICES - 0.7%
        Check Point Software Technologies, Ltd.*.. 118,850     2,388,885
                                                           -------------

        IT CONSULTING & SERVICES - 1.0%
        DST Systems, Inc.*........................  56,070     3,359,154
        Enterasys Networks, Inc.*.................   1,576        20,929
                                                           -------------
                                                               3,380,083
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 1.1%
      ITT Industries, Inc..........................  35,600 $   3,660,392
                                                            -------------
      MEDIA - 3.9%
      Citadel Broadcasting Co...................... 173,510     2,331,975
      Getty Images, Inc.*..........................  60,190     5,373,161
      Grupo Televisa S.A., (ADR)...................  54,960     4,424,280
      XM Satellite Radio Holdings, Inc., - Class A*  29,300       799,304
                                                            -------------
                                                               12,928,720
                                                            -------------
      METALS & MINING - 0.7%
      Aber Diamond.................................   4,500       165,380
      Precision Castparts Corp.....................  43,500     2,253,735
                                                            -------------
                                                                2,419,115
                                                            -------------
      OIL & GAS - 2.9%
      Amerada Hess Corp............................  28,600     3,627,052
      Smith International, Inc..................... 166,500     6,178,815
                                                            -------------
                                                                9,805,867
                                                            -------------
      PERSONAL PRODUCTS - 0.6%
      Estee Lauder Companies, Inc., - Class A......  64,700     2,166,156
                                                            -------------
      PHARMACEUTICALS - 4.2%
      Allergan, Inc................................  42,710     4,610,972
      Endo Pharmaceuticals Holdings, Inc.*.........  85,450     2,585,717
      Medicis Pharmaceutical Corp., - Class A...... 210,540     6,747,807
                                                            -------------
                                                               13,944,496
                                                            -------------
      RETAIL - MULTILINE - 1.3%
      99 Cents Only Stores *.......................  93,800       981,148
      Kohl's Corp.*................................  69,900     3,397,140
                                                            -------------
                                                                4,378,288
                                                            -------------
      RETAIL - SPECIALTY - 6.8%
      Aeropostale, Inc.*...........................  70,000     1,841,000
      Bed Bath & Beyond, Inc.*..................... 131,700     4,760,955
      Chico's FAS, Inc.*...........................  49,900     2,192,107
      Harman International Industries, Inc.........  33,500     3,277,975
      PETsMART, Inc................................ 235,620     6,046,009
      Urban Outfitters, Inc.*......................  90,400     2,288,024
      Williams-Sonoma, Inc.*.......................  58,300     2,515,645
                                                            -------------
                                                               22,921,715
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
      Analog Devices, Inc.......................... 197,740     7,092,934
      KLA-Tencor Corp.............................. 104,550     5,157,451

      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR    VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Marvell Technology Group, Ltd.*........... $   87,910 $   4,930,872
      Novellus Systems, Inc.*...................     69,200     1,669,104
      PMC-Sierra, Inc.*.........................    430,010     3,315,377
      Tessera Technologies, Inc.*...............     61,500     1,589,775
      Xilinx, Inc...............................    286,770     7,229,472
                                                            -------------
                                                               30,984,985
                                                            -------------
      SOFTWARE - 6.8%
      Adobe Systems, Inc........................    136,000     5,026,560
      Amdocs, Ltd.*.............................    255,630     7,029,825
      Electronic Arts, Inc.*....................     86,800     4,540,508
      MICROS Systems, Inc.*.....................     35,300     1,705,696
      Symantec Corp.*...........................    265,058     4,638,515
                                                            -------------
                                                               22,941,104
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 3.2%
      American Tower Corp., - Class A*..........    396,867    10,755,096
                                                            -------------
      TRADING COMPANIES & DISTRIBUTORS - 1.7%
      MSC Industrial Direct Co., Inc., - Class A     66,800     2,686,696
      W. W. Grainger, Inc.......................     41,100     2,922,210
                                                            -------------
                                                                5,608,906
                                                            -------------
      Total Common Stocks
      (Cost $284,979,731)                                     328,610,876
                                                            -------------

      SHORT-TERM INVESTMENT - 1.9%
      COMMERCIAL PAPER - 1.9%
      Morgan Stanley Dean Witter, 2.099%,
        due 01/03/06 (Cost - $6,244,543)........ $6,246,000     6,244,543
                                                            -------------

      TOTAL INVESTMENTS - 99.9%
      (Cost $291,224,274)                                     334,855,419

      Other Assets and Liabilities (net) - 0.1%                   180,772
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 335,036,191
                                                            =============

* Non-income producing security.

(a) Security is in default.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             COMMON STOCKS - 97.2%
             AEROSPACE & DEFENSE - 6.3%
             Lockheed Martin Corp.............. 33,900 $  2,157,057
             Northrop Grumman Corp............. 28,750    1,728,163
             United Technologies Corp.......... 19,340    1,081,299
                                                       ------------
                                                          4,966,519
                                                       ------------
             AIR FREIGHT & LOGISTICS - 0.2%
             CNF, Inc..........................  3,370      188,349
                                                       ------------
             AUTO COMPONENTS - 0.0%
             Johnson Controls, Inc.............    400       29,164
                                                       ------------
             BANKS - 11.1%
             Bank of America Corp.............. 72,378    3,340,245
             Mellon Financial Corp............. 22,130      757,953
             PNC Financial Services Group, Inc. 19,340    1,195,792
             SunTrust Banks, Inc............... 24,390    1,774,616
             UBS AG............................  7,600      723,039
             Wells Fargo & Co.................. 14,840      932,397
                                                       ------------
                                                          8,724,042
                                                       ------------
             BEVERAGES - 1.4%
             Coca-Cola Co......................  4,570      184,217
             Diageo Plc........................ 37,540      543,565
             PepsiCo, Inc......................  6,500      384,020
                                                       ------------
                                                          1,111,802
                                                       ------------
             BUILDING PRODUCTS - 2.4%
             Masco Corp........................ 53,700    1,621,203
             Sherwin-Williams Co...............  5,510      250,264
                                                       ------------
                                                          1,871,467
                                                       ------------
             CHEMICALS - 5.9%
             Air Liquide S.A...................    420       80,822
             Air Products & Chemicals, Inc..... 12,890      762,959
             Dow Chemical Co................... 16,340      716,019
             E.I. du Pont de Nemours & Co...... 19,210      816,425
             Nalco Holding Co.*................  9,910      175,506
             PPG Industries, Inc............... 17,230      997,617
             Praxair, Inc......................  5,170      273,803
             Syngenta AG*......................  6,380      793,285
                                                       ------------
                                                          4,616,436
                                                       ------------
             COMMUNICATIONS EQUIPMENT - 0.5%
             Cisco Systems, Inc.*.............. 21,360      365,683
                                                       ------------
             CONTAINERS & PACKAGING - 0.3%
             Smurfit-Stone Container Corp.*.... 16,670      236,214
                                                       ------------
             ELECTRIC UTILITIES - 5.7%
             Allegheny Energy, Inc.*...........  3,500      110,775
             Dominion Resources, Inc........... 26,730    2,063,556
             Entergy Corp......................  4,500      308,925
             Exelon Corp.......................  5,280      280,579
             FPL Group, Inc.................... 12,230      508,279
             PPL Corp.......................... 13,840      406,896

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          Public Service Enterprise Group, Inc...  6,120 $    397,617
          TXU Corp...............................  7,760      389,474
                                                         ------------
                                                            4,466,101
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.7%
          Emerson Electric Co....................  1,030       76,941
          Noble Corp.............................  6,770      477,556
                                                         ------------
                                                              554,497
                                                         ------------
          FINANCIAL - DIVERSIFIED - 11.0%
          American Express Co.................... 29,940    1,540,712
          Ameriprise Financial, Inc..............  4,380      179,580
          Fannie Mae............................. 22,460    1,096,273
          Franklin Resources, Inc................  4,300      404,243
          Freddie Mac............................ 13,340      871,769
          Goldman Sachs Group, Inc. (The)........ 24,060    3,072,703
          Lehman Brothers Holdings, Inc..........  4,670      598,554
          MBNA Corp.............................. 15,610      423,811
          Merrill Lynch & Co., Inc...............  6,740      456,500
                                                         ------------
                                                            8,644,145
                                                         ------------
          FOOD PRODUCTS - 3.9%
          Archer-Daniels-Midland Co.............. 20,806      513,076
          H.J. Heinz Co.......................... 16,220      546,938
          Kellogg Co............................. 25,930    1,120,695
          Nestle S.A.............................  1,564      467,434
          Sara Lee Corp.......................... 20,580      388,962
                                                         ------------
                                                            3,037,105
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
          Johnson & Johnson...................... 35,530    2,135,353
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.2%
          Baxter International, Inc..............  3,950      148,718
                                                         ------------
          HOUSEHOLD PRODUCTS - 0.7%
          Kimberly-Clark Corp....................  9,210      549,377
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.0%
          Cooper Industries, Ltd., - Class A.....  8,630      629,990
          Tyco International, Ltd................  6,880      198,557
                                                         ------------
                                                              828,547
                                                         ------------
          INSURANCE - 6.2%
          AFLAC, Inc.............................  1,640       76,129
          Allstate Corp. (The)................... 42,090    2,275,806
          Chubb Corp. (The)......................  7,200      703,080
          CIGNA Corp.............................  2,820      314,994
          Hartford Financial Services Group, Inc. 14,260    1,224,791
          Lincoln National Corp..................  4,690      248,711
                                                         ------------
                                                            4,843,511
                                                         ------------
          IT CONSULTING & SERVICES - 1.6%
          Accenture, Ltd., - Class A............. 43,540    1,257,000
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.4%
          Hasbro, Inc............................ 15,480      312,386
                                                         ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               --------------------------------------------------
               SECURITY                                 VALUE
               DESCRIPTION                    SHARES   (NOTE 2)
               --------------------------------------------------

               MACHINERY - 2.9%
               Deere & Co.................... 22,420 $  1,527,026
               Finning International, Inc....  2,930       93,332
               Illinois Tool Works, Inc......  7,310      643,207
                                                     ------------
                                                        2,263,565
                                                     ------------
               MEDIA - 2.7%
               Reed Elsevier Plc............. 52,070      488,616
               Tribune Co.................... 11,070      334,978
               Viacom, Inc. - Class B........ 29,590      964,634
               Walt Disney Co. (The)......... 13,720      328,869
                                                     ------------
                                                        2,117,097
                                                     ------------
               OIL & GAS - 10.7%
               Amerada Hess Corp.............  4,960      629,027
               BP Plc, (ADR)................. 15,950    1,024,309
               Chevron Corp.................. 11,074      628,671
               ConocoPhillips................ 29,150    1,695,947
               Devon Energy Corp.............  9,830      614,768
               EOG Resources, Inc............  9,250      678,673
               Exxon Mobil Corp.............. 24,120    1,354,820
               Total S.A., (ADR)............. 14,140    1,787,296
                                                     ------------
                                                        8,413,511
                                                     ------------
               PAPER & FOREST PRODUCTS - 1.1%
               Bowater, Inc..................  3,800      116,736
               International Paper Co........ 23,190      779,416
                                                     ------------
                                                          896,152
                                                     ------------
               PHARMACEUTICALS - 3.9%
               Abbott Laboratories........... 19,430      766,125
               Eli Lilly & Co................  2,670      151,095
               Merck & Co., Inc.............. 36,510    1,161,383
               Wyeth......................... 21,130      973,459
                                                     ------------
                                                        3,052,062
                                                     ------------
               RETAIL - SPECIALTY - 1.9%
               Gap, Inc. (The)............... 45,020      794,153
               Lowe's Cos., Inc..............  6,300      419,958
               TJX Cos., Inc................. 13,590      315,695
                                                     ------------
                                                        1,529,806
                                                     ------------

        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        ROAD & RAIL - 1.6%
        Burlington Northern Santa Fe Corp.....     14,200 $  1,005,644
        Norfolk Southern Corp.................      5,360      240,289
                                                          ------------
                                                             1,245,933
                                                          ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Analog Devices, Inc...................      9,480      340,048
                                                          ------------
        SOFTWARE - 0.9%
        Oracle Corp.*.........................     37,320      455,677
        Symantec Corp.*.......................     15,630      273,525
                                                          ------------
                                                               729,202
                                                          ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
        Sprint Nextel Corp....................     75,680    1,767,885
        Verizon Communications, Inc...........     36,660    1,104,199
                                                          ------------
                                                             2,872,084
                                                          ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
        Vodafone Group Plc....................    451,210      973,217
                                                          ------------
        TOBACCO - 3.5%
        Altria Group, Inc.....................     36,400    2,719,808
                                                          ------------
        TRADING COMPANIES & DISTRIBUTORS - 0.6%
        W. W. Grainger, Inc...................      6,250      444,375
                                                          ------------
        Total Common Stocks
        (Cost $68,274,554)                                  76,483,276
                                                          ------------
        SHORT-TERM INVESTMENT - 2.8%
        COMMERCIAL PAPER - 2.8%
        AIG Funding, Inc. 2.000%, due 01/03/06
          (Cost - $2,181,515)................. $2,182,000    2,181,515
                                                          ------------

        TOTAL INVESTMENTS - 100.0%
        (Cost $70,456,069)                                  78,664,791

        Other Assets and Liabilities (net) - 0.0%               (7,037)
                                                          ------------

        TOTAL NET ASSETS - 100.0%                         $ 78,657,754
                                                          ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.5%
        AUSTRALIA - 8.2%
        Coles Myer, Ltd.........................   264,800 $   1,984,855
        National Australia Bank, Ltd............   281,867     6,704,620
        Telstra Corp., Ltd...................... 1,740,014     5,020,307
        Wesfarmers, Ltd.........................   112,321     3,048,564
                                                           -------------
                                                              16,758,346
                                                           -------------
        BELGIUM - 3.2%
        Fortis..................................   202,500     6,448,235
                                                           -------------
        FINLAND - 1.4%
        UPM-Kymmene OYJ.........................   141,500     2,774,865
                                                           -------------
        FRANCE - 9.0%
        Compagnie de Saint-Gobain...............    60,300     3,588,215
        Societe Generale........................    54,400     6,693,287
        Suez S.A................................    34,800     1,083,003
        Total S.A...............................    27,639     6,945,328
                                                           -------------
                                                              18,309,833
                                                           -------------
        GERMANY - 6.9%
        Bayer AG................................   139,100     5,813,047
        RWE AG..................................   111,817     8,282,476
                                                           -------------
                                                              14,095,523
                                                           -------------
        HONG KONG - 1.1%
        HongKong Electric Holdings, Ltd.........   434,000     2,152,214
                                                           -------------
        ITALY - 3.0%
        Banca Intesa SpA........................ 1,165,600     6,176,858
                                                           -------------
        JAPAN - 18.5%
        Canon, Inc..............................   121,500     7,111,893
        KDDI Corp...............................     1,393     8,035,630
        Matsushita Electric Industrial Co., Ltd.   338,000     6,523,159
        Nintendo Co., Ltd.......................     6,600       797,845
        Takeda Pharmaceutical Co., Ltd..........   125,100     6,770,767
        Toyota Motor Corp.......................   162,600     8,441,737
                                                           -------------
                                                              37,681,031
                                                           -------------
        NETHERLANDS - 6.0%
        ING Groep NV............................   231,800     8,042,778
        Reed Elsevier NV........................   302,130     4,221,831
                                                           -------------
                                                              12,264,609
                                                           -------------
        SINGAPORE - 2.1%
        Overseas-Chinese Banking Corp., Ltd..... 1,048,320     4,223,284
                                                           -------------
        SOUTH KOREA - 1.2%
        POSCO (ADR).............................    48,000     2,376,480
                                                           -------------
        SPAIN - 9.4%
        Banco Santander Central Hispano S.A.....   514,400     6,792,050
        Iberdrola S.A...........................   190,845     5,218,308
        Telefonica S.A..........................   478,364     7,199,943
                                                           -------------
                                                              19,210,301
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - 28.5%
       Aviva Plc................................    584,600 $  7,083,296
       Boots Group Plc..........................    155,800    1,619,982
       BP Plc...................................    602,300    6,407,535
       GlaxoSmithKline Plc......................    291,146    7,350,554
       HBOS Plc.................................    448,200    7,649,069
       Lloyds TSB Group Plc.....................    801,100    6,725,720
       Rio Tinto Plc............................    144,771    6,605,924
       Royal Dutch Shell Plc, - Class A.........    242,039    7,389,130
       Unilever Plc.............................    713,382    7,068,202
                                                            ------------
                                                              57,899,412
                                                            ------------
       Total Common Stocks
       (Cost $178,102,516)                                   200,370,991
                                                            ------------
       WARRANT - 0.0%
       FRANCE - 0.0%
       Suez Lyonn Eaux*
         (Cost - $624)..........................     34,800          412
                                                            ------------

       SHORT-TERM INVESTMENT - 1.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.000% to
         be repurchased at $3,307,735 on
         01/03/06 collateralized by $3,015,000
         U.S. Treasury Bond 5.250% due 02/15/29
         with a value of $3,374,014 2.000%, due
         01/03/06 (Cost - $3,307,000)........... $3,307,000    3,307,000
                                                            ------------

       TOTAL INVESTMENTS - 100.1%
       (Cost $181,410,140)                                   203,678,403

       Other Assets and Liabilities (net) - (0.1)%              (160,463)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $203,517,940
                                                            ============

* Non-income producing security.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



Summary of Total Common Stock by Industry Classification 12/31/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Automobiles............................. $  8,442     4.1%
          Banks...................................   44,965    22.1
          Building Products.......................    3,588     1.8
          Chemicals...............................    5,813     2.9
          Electric Utilities......................    7,371     3.6
          Financial - Diversified.................   14,491     7.1
          Food & Drug Retailing...................    3,605     1.8
          Food Products...........................    7,068     3.5
          Household Durables......................    7,321     3.6
          Industrial - Diversified................    3,049     1.5
          Insurance...............................    7,083     3.5
          Media...................................    4,222     2.1
          Metals & Mining.........................    8,982     4.4
          Office Furnishing & Supplies............    7,112     3.5
          Oil & Gas...............................   30,107    14.8
          Paper & Forest Products.................    2,775     1.4
          Pharmaceuticals.........................   14,121     6.9
          Telecommunication Services - Diversified   12,220     6.0
          Telecommunication Services - Wireless...    8,036     3.9
                                                   --------    ----
          Total................................... $200,371    98.5%
                                                   ========    ====

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ---------------------------------------------------
              SECURITY                                  VALUE
              DESCRIPTION                     SHARES   (NOTE 2)
              ---------------------------------------------------

              COMMON STOCKS - 97.8%
              AEROSPACE & DEFENSE - 2.7%
              General Dynamics Corp..........  4,133 $    471,369
              Rockwell Automation, Inc.......  2,829      167,363
              United Technologies Corp....... 11,400      637,374
                                                     ------------
                                                        1,276,106
                                                     ------------
              AIRLINES - 0.5%
              Southwest Airlines Co.......... 14,952      245,661
                                                     ------------
              AUTO COMPONENTS - 1.3%
              Johnson Controls, Inc..........  8,203      598,081
                                                     ------------
              AUTOMOBILES - 1.0%
              Ford Motor Co.................. 57,392      443,066
                                                     ------------
              BANKS - 6.7%
              Bank of America Corp...........  5,897      272,146
              Compass Bancshares, Inc........    966       46,648
              First Horizon National Corp....  4,942      189,970
              National City Corp............. 17,572      589,892
              SunTrust Banks, Inc............  7,496      545,409
              U.S. Bancorp................... 15,946      476,626
              Wachovia Corp..................  4,852      256,477
              Wells Fargo & Co...............  7,926      497,991
              Zions Bancorp..................  2,889      218,293
                                                     ------------
                                                        3,093,452
                                                     ------------
              BEVERAGES - 1.3%
              PepsiCo, Inc................... 10,026      592,336
                                                     ------------
              BIOTECHNOLOGY - 0.2%
              Amgen, Inc.*...................  1,077       84,932
                                                     ------------
              CHEMICALS - 2.5%
              Air Products & Chemicals, Inc..  3,224      190,829
              Dow Chemical Co................  6,456      282,902
              E.I. du Pont de Nemours & Co...  6,052      257,210
              Ecolab, Inc....................  4,278      155,163
              PPG Industries, Inc............  2,617      151,524
              Praxair, Inc...................  1,926      102,001
                                                     ------------
                                                        1,139,629
                                                     ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.0%
              Automatic Data Processing, Inc.  6,616      303,608
              Fiserv, Inc.*..................  3,587      155,210
                                                     ------------
                                                          458,818
                                                     ------------
              COMMUNICATIONS EQUIPMENT - 2.8%
              Cisco Systems, Inc.*........... 13,008      222,697
              Motorola, Inc.................. 28,890      652,625
              Nokia Oyj, (ADR)............... 23,691      433,545
                                                     ------------
                                                        1,308,867
                                                     ------------

              COMPUTERS & PERIPHERALS - 2.4%
              Dell, Inc.*.................... 10,939      328,061
              EMC Corp.*.....................  3,602       49,059

            -------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            -------------------------------------------------------

            COMPUTERS & PERIPHERALS - CONTINUED
            Hewlett-Packard Co................. 16,428 $    470,334
            Sun Microsystems, Inc.*............ 65,496      274,428
                                                       ------------
                                                          1,121,882
                                                       ------------
            ELECTRIC UTILITIES - 1.3%
            Consolidated Edison, Inc...........  4,873      225,766
            Exelon Corp........................    964       51,227
            PG&E Corp..........................  1,239       45,991
            Southern Co........................  7,790      268,989
                                                       ------------
                                                            591,973
                                                       ------------
            ENERGY - 0.0%
            Aqua America, Inc..................      1           18
                                                       ------------
            ENERGY EQUIPMENT & SERVICES - 0.8%
            Emerson Electric Co................  3,581      267,501
            Weatherford International, Ltd.*...  3,345      121,089
                                                       ------------
                                                            388,590
                                                       ------------
            FINANCIAL - DIVERSIFIED - 7.8%
            American Express Co................  6,994      359,911
            Ameriprise Financial, Inc..........  1,398       57,318
            Citigroup, Inc.....................  6,187      300,255
            Federated Investors, Inc. - Class B  6,653      246,427
            Golden West Financial Corp.........  3,247      214,302
            Merrill Lynch & Co., Inc...........  6,562      444,444
            State Street Corp.................. 10,589      587,054
            T. Rowe Price Group, Inc........... 12,979      934,878
            Washington Mutual, Inc............. 11,280      490,680
                                                       ------------
                                                          3,635,269
                                                       ------------
            FOOD & DRUG RETAILING - 3.7%
            CVS Corp...........................  7,542      199,260
            Hershey Co.........................  7,147      394,872
            Sysco Corp......................... 11,327      351,703
            Walgreen Co........................ 17,544      776,497
                                                       ------------
                                                          1,722,332
                                                       ------------
            FOOD PRODUCTS - 2.6%
            Campbell Soup Co................... 11,492      342,117
            General Mills, Inc.................  6,230      307,264
            H.J. Heinz Co......................  9,791      330,152
            Kellogg Co.........................  1,035       44,733
            Sara Lee Corp...................... 10,247      193,668
                                                       ------------
                                                          1,217,934
                                                       ------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
            Becton, Dickinson & Co............. 10,048      603,684
            Biomet, Inc........................  6,444      235,657
            C.R. Bard, Inc.....................  2,581      170,139
            Johnson & Johnson.................. 13,618      818,442
            Medtronic, Inc.....................  3,431      197,523
            St. Jude Medical, Inc.*............  1,945       97,639
            Stryker Corp.......................  2,991      132,890
                                                       ------------
                                                          2,255,974
                                                       ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD PRODUCTS - 1.3%
          Clorox Co..............................  1,917 $    109,058
          Colgate-Palmolive Co...................  8,881      487,123
                                                         ------------
                                                              596,181
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.1%
          3M Co..................................    752       58,280
          General Electric Co.................... 13,038      456,982
                                                         ------------
                                                              515,262
                                                         ------------
          INSURANCE - 2.7%
          ACE, Ltd...............................  1,864       99,612
          Axis Capital Holdings, Ltd.............  3,716      116,237
          Chubb Corp. (The)......................  7,229      705,912
          Hartford Financial Services Group, Inc.  1,199      102,982
          SAFECO Corp............................  4,302      243,063
                                                         ------------
                                                            1,267,806
                                                         ------------
          IT CONSULTING & SERVICES - 0.5%
          DST Systems, Inc.*.....................  3,693      221,248
                                                         ------------
          MACHINERY - 3.9%
          Caterpillar, Inc.......................  8,587      496,071
          Deere & Co.............................  8,525      580,638
          PACCAR, Inc............................  8,746      605,485
          Parker Hannifin Corp...................  1,602      105,668
                                                         ------------
                                                            1,787,862
                                                         ------------
          MEDIA - 6.5%
          Gannett Co., Inc.......................  6,551      396,794
          McGraw-Hill Cos., Inc.................. 20,725    1,070,032
          Omnicom Group, Inc.....................  5,800      493,754
          Reed Elsevier NV, (ADR)................ 32,097      896,790
          Walt Disney Co. (The)..................  6,935      166,232
                                                         ------------
                                                            3,023,602
                                                         ------------
          METALS & MINING - 4.1%
          Alcoa, Inc.............................  6,555      193,831
          BHP Billiton, Ltd., (ADR)..............  3,317      110,854
          Inco, Ltd..............................  9,326      406,334
          Newmont Mining Corp....................  1,574       84,052
          Rio Tinto Plc, (ADR)...................  6,081    1,111,546
                                                         ------------
                                                            1,906,617
                                                         ------------
          OFFICE FURNISHING & SUPPLIES - 1.0%
          Canon, Inc., (ADR).....................  8,131      478,347
                                                         ------------
          OIL & GAS - 7.4%
          Apache Corp............................  3,837      262,911
          Chevron Corp........................... 16,470      935,002
          ConocoPhillips.........................  8,718      507,213
          Exxon Mobil Corp....................... 10,784      605,737
          KeySpan Corp...........................  6,929      247,296
          Occidental Petroleum Corp..............  5,677      453,479
          Pioneer Natural Resources Co...........  8,353      428,259
                                                         ------------
                                                            3,439,897
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PAPER & FOREST PRODUCTS - 0.4%
         MeadWestvaco Corp.........................  5,896 $    165,265
                                                           ------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc. - Class A....  2,948       98,699
                                                           ------------
         PHARMACEUTICALS - 7.3%
         Abbott Laboratories.......................  9,656      380,736
         Barr Pharmaceuticals, Inc.*...............  7,384      459,949
         Bristol-Myers Squibb Co................... 11,150      256,227
         Eli Lilly & Co............................  6,270      354,819
         Merck & Co., Inc..........................  8,525      271,180
         Novartis AG, (ADR)........................  7,864      412,703
         Pfizer, Inc...............................  9,704      226,297
         Roche Holding AG, (ADR)...................  5,011      375,079
         Schering-Plough Corp...................... 24,861      518,352
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,544      152,428
                                                           ------------
                                                              3,407,770
                                                           ------------
         RETAIL - MULTILINE - 0.9%
         Costco Wholesale Corp.....................  1,928       95,378
         Federated Department Stores, Inc..........  4,669      309,667
                                                           ------------
                                                                405,045
                                                           ------------
         RETAIL - SPECIALTY - 4.7%
         Barnes & Noble, Inc.......................  3,958      168,888
         GameStop Corp. - Class B*.................  1,681       48,581
         Gap, Inc. (The)...........................  7,882      139,039
         Home Depot, Inc. (The)....................  2,315       93,711
         Lowe's Cos., Inc..........................  6,557      437,090
         Nordstrom, Inc............................  6,095      227,953
         Staples, Inc..............................  6,357      144,367
         Target Corp............................... 17,129      941,581
                                                           ------------
                                                              2,201,210
                                                           ------------
         ROAD & RAIL - 3.3%
         Burlington Northern Santa Fe Corp.........  6,950      492,199
         Norfolk Southern Corp..................... 23,080    1,034,676
                                                           ------------
                                                              1,526,875
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Applied Materials, Inc....................  8,964      160,814
         Freescale Semiconductor, Inc. - Class B*..  3,187       80,217
         Intel Corp................................ 23,894      596,394
         Texas Instruments, Inc.................... 20,852      668,724
                                                           ------------
                                                              1,506,149
                                                           ------------
         SOFTWARE - 2.1%
         Adobe Systems, Inc........................ 12,024      444,407
         Microsoft Corp............................ 20,155      527,053
                                                           ------------
                                                                971,460
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.5%
         ALLTEL Corp...............................  3,308      208,735
         AT&T, Inc.*............................... 27,697      678,300
         BellSouth Corp............................ 20,011      542,298
         Verizon Communications, Inc...............  6,467      194,786
                                                           ------------
                                                              1,624,119
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      Liz Claiborne, Inc..........................     3,216  $    115,197
                                                              ------------
      Total Common Stocks
      (Cost $37,204,502)                                        45,433,531
                                                              ------------
      SHORT-TERM INVESTMENT - 2.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to
        be repurchased at $990,143 on 01/03/06
        collateralized by $1,025,000 U.S. Treasury
        Note 4.000% due 11/15/12 with a value of
        $1,010,906 (Cost - $990,000)..............  $990,000       990,000
                                                              ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $38,194,502)                                        46,423,531

      Other Assets and Liabilities (net) - 0.0%                     22,331
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $ 46,445,862
                                                              ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          BANKS - 7.8%
          City National Corp......................    950 $    68,818
          Hudson City Bancorp, Inc................  3,310      40,117
          KeyCorp.................................  2,325      76,562
          Marshall & Ilsley Corp..................  1,350      58,104
          Mellon Financial Corp...................  3,405     116,621
          North Fork Bancorporation, Inc..........  2,060      56,362
          Zions Bancorp...........................    830      62,715
                                                          -----------
                                                              479,299
                                                          -----------
          BEVERAGES - 1.4%
          Molson Coors Brewing Co. - Class B......  1,300      87,087
                                                          -----------
          BUILDING PRODUCTS - 1.2%
          American Standard Cos., Inc.............  1,800      71,910
                                                          -----------
          CHEMICALS - 5.0%
          Air Products & Chemicals, Inc...........  1,865     110,389
          Ashland, Inc............................  1,745     101,035
          International Flavors & Fragrances, Inc.  1,415      47,403
          PPG Industries, Inc.....................    870      50,373
                                                          -----------
                                                              309,200
                                                          -----------
          COMMERCIAL SERVICES & SUPPLIES - 4.1%
          CCE Spinco, Inc.*.......................    280       3,668
          Dun & Bradstreet Corp. (The)*...........    970      64,951
          R.R. Donnelley & Sons Co................  1,830      62,604
          Republic Services, Inc..................  3,225     121,099
                                                          -----------
                                                              252,322
                                                          -----------
          COMMUNICATIONS EQUIPMENT - 2.0%
          Scientific-Atlanta, Inc.................  1,290      55,560
          Tellabs, Inc.*..........................  6,090      66,381
                                                          -----------
                                                              121,941
                                                          -----------
          COMPUTERS & PERIPHERALS - 4.8%
          Imation Corp............................  1,770      81,544
          NCR Corp.*..............................  2,520      85,529
          Symbol Technologies, Inc................ 10,060     128,969
                                                          -----------
                                                              296,042
                                                          -----------
          CONTAINERS & PACKAGING - 1.9%
          Ball Corp...............................  2,860     113,599
                                                          -----------
          ELECTRIC UTILITIES - 6.3%
          Allegheny Energy, Inc.*.................  1,615      51,115
          Edison International....................  1,990      86,784
          Entergy Corp............................     50       3,433
          NRG Energy, Inc.*.......................  1,695      79,868
          NSTAR...................................  2,380      68,306
          PG&E Corp...............................  2,395      88,902
          Reliant Energy, Inc.*...................    660       6,811
                                                          -----------
                                                              385,219
                                                          -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
          Xerox Corp.*............................  7,725     113,171
                                                          -----------

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            ENERGY - 1.5%
            Constellation Energy Group, Inc...... 1,555  $    89,568
                                                         -----------
            ENERGY EQUIPMENT & SERVICES - 1.9%
            Nabors Industries, Ltd.*.............   475       35,981
            Transocean, Inc.*....................   630       43,905
            Weatherford International, Ltd.*..... 1,000       36,200
                                                         -----------
                                                             116,086
                                                         -----------
            FINANCIAL - DIVERSIFIED - 7.1%
            A.G. Edwards, Inc.................... 1,270       59,512
            Bear Stearns Cos., Inc...............   860       99,356
            BISYS Group, Inc.*................... 5,520       77,335
            Federated Investors, Inc. - Class B.. 3,475      128,714
            Marsh & McLennan Cos., Inc........... 2,290       72,731
                                                         -----------
                                                             437,648
                                                         -----------
            FOOD & DRUG RETAILING - 2.9%
            CVS Corp............................. 2,225       58,785
            Safeway, Inc......................... 4,935      116,762
                                                         -----------
                                                             175,547
                                                         -----------
            FOOD PRODUCTS - 0.9%
            H.J. Heinz Co........................ 1,650       55,638
                                                         -----------
            HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
            Boston Scientific Corp.*............. 3,690       90,368
            IMS Health, Inc...................... 2,850       71,022
                                                         -----------
                                                             161,390
                                                         -----------
            HEALTH CARE PROVIDERS & SERVICES - 3.8%
            Laboratory Corp. of America Holdings* 1,695       91,275
            McKesson Corp........................   610       31,470
            Tenet Healthcare Corp.*.............. 8,580       65,723
            Triad Hospitals, Inc.*............... 1,125       44,134
                                                         -----------
                                                             232,602
                                                         -----------
            HOTELS, RESTAURANTS & LEISURE - 3.8%
            Expedia, Inc.*....................... 3,885       93,085
            Harrah's Entertainment, Inc..........   870       62,022
            Royal Caribbean Cruises, Ltd......... 1,710       77,053
                                                         -----------
                                                             232,160
                                                         -----------
            INSURANCE - 11.1%
            Assurant, Inc........................ 1,740       75,673
            CIGNA Corp...........................   760       84,892
            Genworth Financial, Inc. - Class A... 1,500       51,870
            Platinum Underwriters Holdings, Ltd.. 1,920       59,654
            PMI Group, Inc....................... 2,865      117,666
            SAFECO Corp.......................... 1,265       71,472
            UnumProvident Corp................... 3,980       90,545
            White Mountains Insurance Group, Ltd.   105       58,648
            Willis Group Holdings, Ltd........... 2,030       74,988
                                                         -----------
                                                             685,408
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                         SHARES  (NOTE 2)
             ------------------------------------------------------

             LEISURE EQUIPMENT & PRODUCTS - 0.9%
             Eastman Kodak Co................... 2,420  $    56,628
                                                        -----------
             MACHINERY - 1.6%
             Deere & Co......................... 1,480      100,803
                                                        -----------
             MEDIA - 3.8%
             Clear Channel Communications, Inc.. 2,315       72,807
             Entercom Communications Corp.*..... 1,720       51,032
             Interpublic Group of Cos., Inc.*... 9,845       95,004
             Regal Entertainment Group - Class A   895       17,023
                                                        -----------
                                                            235,866
                                                        -----------
             METALS & MINING - 1.7%
             Freeport-McMoRan Copper & Gold,
               Inc. - Class B................... 1,060       57,028
             Novelis, Inc....................... 2,120       44,287
                                                        -----------
                                                            101,315
                                                        -----------
             OIL & GAS - 4.7%
             Apache Corp........................   755       51,733
             Devon Energy Corp.................. 1,160       72,546
             ENSCO International, Inc...........   820       36,367
             Occidental Petroleum Corp..........   960       76,685
             Tesoro Corp........................   820       50,471
                                                        -----------
                                                            287,802
                                                        -----------
             PHARMACEUTICALS - 2.2%
             Perrigo Co......................... 4,180       62,324
             Shire Pharmaceuticals Group Plc.... 1,930       74,865
                                                        -----------
                                                            137,189
                                                        -----------
             RETAIL - MULTILINE - 2.8%
             BJ's Wholesale Club, Inc.*......... 3,335       98,583
             Federated Department Stores, Inc... 1,135       75,284
                                                        -----------
                                                            173,867
                                                        -----------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - 2.1%
      Foot Locker, Inc...........................     5,480  $   129,273
                                                             -----------
      ROAD & RAIL - 0.8%
      Canadian National Railway Co...............       635       50,794
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
      CenturyTel, Inc............................       985       32,662
      Cincinnati Bell, Inc.*.....................    13,370       46,929
                                                             -----------
                                                                  79,591
                                                             -----------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Liz Claiborne, Inc.........................     1,065       38,148
                                                             -----------
      TOBACCO - 1.2%
      UST, Inc...................................     1,745       71,248
                                                             -----------
      TRADING COMPANIES & DISTRIBUTORS - 2.0%
      W. W. Grainger, Inc........................     1,735      123,359
                                                             -----------
      Total Common Stocks
      (Cost $5,736,967)                                        6,001,720
                                                             -----------
      SHORT-TERM INVESTMENT - 3.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to be
        repurchased at $202,029 on 01/03/06
        collateralized by $150,000 U.S. Treasury
        Bond 8.125% due 08/15/19 with a value of
        $208,688 (Cost - $202,000)...............  $202,000      202,000
                                                             -----------

      TOTAL INVESTMENTS - 100.9%
      (Cost $5,938,967)                                        6,203,720

      Other Assets and Liabilities (net) - (0.9%)                (53,605)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $ 6,150,115
                                                             ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.0%
           AEROSPACE & DEFENSE - 2.5%
           Armor Holdings, Inc.*..................   216  $     9,212
           Ceradyne, Inc.*........................   738       32,324
           DRS Technologies, Inc..................   278       14,295
           Innovative Solutions & Support, Inc.*..   663        8,473
           K&F Industries Holdings, Inc.*.........   825       12,672
           World Fuel Services Corp............... 2,190       73,847
                                                          -----------
                                                              150,823
                                                          -----------
           AIR FREIGHT & LOGISTICS - 0.3%
           Hub Group, Inc. - Class A*.............   500       17,675
                                                          -----------
           AIRLINES - 0.4%
           SkyWest, Inc...........................   674       18,104
           WestJet Airlines Ltd.*.................   406        4,321
                                                          -----------
                                                               22,425
                                                          -----------
           AUTOMOBILES - 0.3%
           Thor Industries, Inc...................   373       14,946
                                                          -----------
           BANKS - 1.8%
           Accredited Home Lenders Holding Co.*...   125        6,198
           Boston Private Financial Holdings, Inc.   149        4,533
           Cascade Bancorp........................   196        4,510
           City Holding Co........................   131        4,709
           Corus Bankshares, Inc..................   153        8,609
           First Bancorp.......................... 1,028       12,757
           Frontier Financial Corp................   234        7,488
           Glacier Bancorp, Inc...................   374       11,239
           Hanmi Financial Corp...................   394        7,037
           Sandy Spring Bancorp, Inc..............   178        6,209
           TrustCo Bank Corp......................   915       11,364
           Virginia Commerce Bancorp, Inc.*.......   422       12,276
           Wilshire Bancorp, Inc..................   736       12,652
                                                          -----------
                                                              109,581
                                                          -----------
           BEVERAGES - 0.1%
           Hansen Natural Corp.*..................    61        4,807
                                                          -----------
           BIOTECHNOLOGY - 5.0%
           Abgenix, Inc.*......................... 1,239       26,651
           Alexion Pharmaceuticals, Inc.*......... 1,995       40,399
           Alkermes, Inc.*........................ 1,143       21,854
           Cotherix, Inc.*........................   589        6,255
           deCODE genetics, Inc.*.................   619        5,113
           Digene Corp.*..........................   422       12,310
           Geron Corp.*...........................   943        8,119
           LifeCell Corp.*........................   937       17,868
           Neurocrine Biosciences, Inc.*..........   700       43,911
           OraSure Technologies, Inc.*............   563        4,966
           PRA International*.....................   605       17,031
           Progenics Pharmaceuticals, Inc.*.......   400       10,004
           Serologicals Corp.*....................   335        6,613
           Tanox, Inc.*...........................   869       14,225

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          BIOTECHNOLOGY - CONTINUED
          Techne Corp.*............................   218  $    12,241
          United Therapeutics Corp.*...............   681       47,071
          ViaCell, Inc.*........................... 1,215        6,828
                                                           -----------
                                                               301,459
                                                           -----------
          BUILDING PRODUCTS - 0.4%
          Lennox International, Inc................   615       17,343
          Simpson Manufacturing Co., Inc...........   186        6,761
                                                           -----------
                                                                24,104
                                                           -----------
          CHEMICALS - 0.0%
          Westlake Chemical Corp...................    79        2,276
                                                           -----------
          COMMERCIAL SERVICES & SUPPLIES - 6.2%
          Aleris Intlernational, Inc.*.............   447       14,411
          Barrett Business Services, Inc.*.........   495       12,370
          Bright Horizons Family Solutions, Inc.*..   246        9,114
          Cogent, Inc.*............................   425        9,639
          CoStar Group, Inc.*...................... 1,370       59,143
          CSG Systems International, Inc.*.........   390        8,705
          eFunds Corp.*............................   700       16,408
          FTI Consulting, Inc.*....................   427       11,717
          Gevity HR, Inc...........................   298        7,664
          Headwaters, Inc.*........................   551       19,527
          Heartland Payment Systems, Inc.*.........   865       18,736
          Heidrick & Struggles International, Inc.*    54        1,731
          Huron Consulting Group, Inc.*............   740       17,753
          Intermap Technologies Corp.*............. 4,462       19,135
          John H. Harland Co.......................   164        6,166
          Kforce, Inc.*............................ 1,131       12,622
          Labor Ready, Inc.*.......................   707       14,720
          LECG Corp.*..............................   602       10,463
          Mobile Mini, Inc.*.......................   165        7,821
          MoneyGram International, Inc.............   358        9,337
          Navigant Consulting, Inc.*............... 1,100       24,178
          On Assignment, Inc.*..................... 1,395       15,219
          Resources Connection, Inc.*..............   878       22,881
          Sotheby's Holdings, Inc. - Class A*......   859       15,771
          Waste Services, Inc.*.................... 2,610        8,691
                                                           -----------
                                                               373,922
                                                           -----------
          COMMUNICATIONS EQUIPMENT - 1.9%
          ADTRAN, Inc..............................   613       18,231
          Arris Group, Inc.*....................... 2,961       28,041
          Avocent Corp.*...........................   557       15,145
          CommScope, Inc.*.........................   701       14,111
          Comtech Telecommunications Corp.*........   138        4,215
          Emulex Corp.*............................   688       13,615
          Ixia*.................................... 1,130       16,701
          Tekelec*.................................   507        7,047
                                                           -----------
                                                               117,106
                                                           -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMPUTERS & PERIPHERALS - 1.0%
          Intergraph Corp.*........................   436  $    21,717
          Mercury Computer Systems, Inc.*..........   359        7,406
          Palm, Inc.*..............................   441       14,024
          Presstek, Inc.*..........................   323        2,920
          TransAct Technologies, Inc.*............. 1,580       12,482
                                                           -----------
                                                                58,549
                                                           -----------
          CONSTRUCTION & ENGINEERING - 0.4%
          Perini Corp.*............................   409        9,877
          Walter Industries, Inc...................   248       12,331
                                                           -----------
                                                                22,208
                                                           -----------
          CONSTRUCTION MATERIALS - 0.2%
          Eagle Materials, Inc.....................   102       12,481
                                                           -----------
          CONTAINERS & PACKAGING - 1.3%
          Jarden Corp.*............................ 2,259       68,109
          Silgan Holdings, Inc.....................   338       12,208
                                                           -----------
                                                                80,317
                                                           -----------
          ELECTRIC UTILITIES - 0.1%
          Ormat Technologies, Inc..................   186        4,862
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.1%
          Directed Electronics, Inc.*.............. 1,250       17,938
          General Cable Corp.*.....................   784       15,445
          Metrologic Instruments, Inc.*............   700       13,482
          Paxar Corp.*.............................   369        7,243
          Regal-Beloit Corp........................   422       14,939
                                                           -----------
                                                                69,047
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
          Anixter International, Inc...............   363       14,201
          Hittite Microwave Corp.*.................   370        8,562
          Intevac, Inc.*........................... 1,100       14,520
          Itron, Inc.*.............................   337       13,493
          Optimal Group, Inc.*..................... 2,010       40,723
          Plexus Corp.*............................   188        4,275
          ScanSource, Inc.*........................   115        6,288
          ThermoGenesis Corp.*..................... 2,195       10,602
          Trimble Navigation Ltd.*.................   900       31,941
                                                           -----------
                                                               144,605
                                                           -----------
          ENERGY EQUIPMENT & SERVICES - 2.1%
          Basic Energy Services, Inc.*.............   515       10,274
          Cal Dive International, Inc.*............   882       31,655
          Global Industries Ltd.*..................   706        8,013
          Key Energy Services, Inc.*............... 1,335       17,983
          Oil States International, Inc.*..........   459       14,541
          Superior Energy Services, Inc.*..........   591       12,441
          TETRA Technologies, Inc.*................   539       16,450
          W-H Energy Services, Inc.*...............   441       14,588
                                                           -----------
                                                               125,945
                                                           -----------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          FINANCIAL - DIVERSIFIED - 4.4%
          Advanta Corp. - Class B.................   358  $    11,614
          Affiliated Managers Group, Inc.*........   248       19,902
          Calamos Asset Management, Inc. - Class A   970       30,507
          CompuCredit Corp.*......................   421       16,200
          Euronet Worldwide, Inc.*................ 2,975       82,705
          First Cash Financial Services, Inc.*....   140        4,082
          Gladstone Capital Corp..................   317        6,778
          IntercontinentalExchange, Inc.*.........   395       14,358
          International Securities Exchange, Inc.* 1,510       41,555
          Jackson Hewitt Tax Service, Inc.........   565       15,656
          optionsXpress Holdings, Inc.............   715       17,553
          Portfolio Recovery Associates, Inc.*....   180        8,359
                                                          -----------
                                                              269,269
                                                          -----------
          FOOD & DRUG RETAILING - 0.6%
          Central European Distribution Corp.*....    44        1,766
          Flowers Foods, Inc......................   354        9,756
          Longs Drug Stores Corp..................   388       14,120
          Provide Commerce, Inc.*.................   357       11,820
                                                          -----------
                                                               37,462
                                                          -----------
          FOOD PRODUCTS - 0.3%
          Gold Kist, Inc.*........................   374        5,591
          TreeHouse Foods, Inc.*..................   665       12,449
                                                          -----------
                                                               18,040
                                                          -----------
          HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
          Advanced Medical Optics, Inc.*..........   186        7,775
          ArthroCare Corp.*.......................   190        8,007
          AtriCure, Inc.*.........................   440        4,686
          Biosite, Inc.*..........................   232       13,059
          Dexcom, Inc.*...........................   530        7,908
          Encore Medical Corp.*................... 1,425        7,054
          Foxhollow Technologies, Inc.*...........   755       22,491
          Greatbatch, Inc.*.......................   538       13,993
          I-Flow Corp.*........................... 2,155       31,506
          Illumina, Inc.*.........................   375        5,288
          Intuitive Surgical, Inc.*...............    98       11,492
          Kyphon, Inc.*...........................   393       16,046
          Mentor Corp.............................   270       12,442
          Molecular Devices Corp.*................   296        8,563
          Palomar Medical Technologies, Inc.*.....   481       16,854
          SeraCare Life Sciences, Inc.*........... 2,135       19,322
          STERIS Corp.............................   211        5,279
          Sybron Dental Specialties, Inc.*........   421       16,760
          Symmetry Medical, Inc.*.................   380        7,368
          Thoratec Corp.*......................... 1,114       23,049
          TriPath Imaging, Inc.*..................   962        5,811
          Ventana Medical Systems, Inc.*..........   155        6,564
          Wright Medical Group, Inc.*.............   955       19,482
                                                          -----------
                                                              290,799
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Advisory Board Co.*..........................    870 $    41,473
        Amedisys, Inc.*..............................     74       3,126
        Beverly Enterprises, Inc.*...................  1,346      15,708
        Centene Corp.*...............................  1,945      51,134
        ev3, Inc.*...................................    615       9,065
        First Horizon Pharmaceutical Corp.*..........    681      11,747
        Hythiam, Inc.*...............................  3,130      19,249
        LHC Group, Inc.*.............................  1,070      18,650
        Matria Healthcare, Inc.*.....................    372      14,419
        Odyssey HealthCare, Inc.*....................    797      14,856
        Omnicell, Inc.*..............................  2,905      34,715
        Per-Se Technologies, Inc.*...................    729      17,029
        PSS World Medical, Inc.*.....................  3,158      46,865
        Radiation Therapy Services, Inc.*............    795      28,071
        Sierra Health Services, Inc.*................    174      13,913
        Sunrise Senior Living, Inc.*.................     90       3,034
        United Surgical Partners International, Inc.*  1,277      41,056
        Ventiv Health, Inc.*.........................    561      13,251
                                                             -----------
                                                                 397,361
                                                             -----------
        HOTELS, RESTAURANTS & LEISURE - 3.1%
        Ambassadors Group, Inc.......................    567      12,979
        Bluegreen Corp.*.............................    707      11,171
        California Pizza Kitchen, Inc.*..............    472      15,090
        Century Casinos, Inc.*.......................  3,610      31,046
        Four Seasons Hotels, Inc.....................    305      15,174
        IHOP Corp....................................    300      14,073
        Mikohn Gaming Corp.*.........................  2,550      25,168
        Multimedia Games, Inc.*......................  1,157      10,702
        OneTravel Holdings, Inc.*....................  4,630       9,399
        Orient-Express Hotels, Ltd...................    935      29,471
        Papa John's International, Inc.*.............    278      16,488
                                                             -----------
                                                                 190,761
                                                             -----------
        HOUSEHOLD DURABLES - 0.8%
        Ethan Allen Interiors, Inc...................    335      12,237
        Knoll, Inc...................................    905      15,484
        Matthews International Corp. - Class A.......    107       3,896
        Stanley Furniture Co., Inc...................    215       4,984
        WCI Communities, Inc.*.......................    335       8,995
                                                             -----------
                                                                  45,596
                                                             -----------
        INSURANCE - 1.0%
        HealthExtras, Inc.*..........................  1,300      32,630
        ProAssurance Corp.*..........................    162       7,880
        Selective Insurance Group, Inc...............    236      12,531
        U.S.I. Holdings Corp.*.......................    525       7,229
                                                             -----------
                                                                  60,270
                                                             -----------
        INTERNET & CATALOG RETAIL - 2.8%
        Baby Universe, Inc.*.........................    180       1,509
        Blue Nile, Inc.*.............................    745      30,031
        DrugMax, Inc.*............................... 15,175      18,210

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            INTERNET & CATALOG RETAIL - CONTINUED
            Insight Enterprises, Inc.*........... 1,002  $    19,649
            NetFlix, Inc.*.......................   655       17,724
            Submarino SA*........................ 2,280       40,514
            ValueVision Media, Inc.*............. 3,475       43,785
                                                         -----------
                                                             171,422
                                                         -----------
            INTERNET SOFTWARE & SERVICES - 5.4%
            Arbinet-thexchange, Inc.*............    34          238
            Blue Coat Systems, Inc.*.............   339       15,499
            CNET Networks, Inc.*................. 1,474       21,653
            DealerTrack Holdings, Inc.*..........   685       14,371
            Digital Insight Corp.*...............   500       16,010
            Digitas, Inc.*....................... 1,236       15,475
            EarthLink, Inc.*.....................   699        7,766
            eCollege.com, Inc.*..................   436        7,861
            Equinix, Inc.*.......................   965       39,334
            GSI Commerce, Inc.*.................. 1,725       26,030
            Infocrossing, Inc.*.................. 4,849       41,750
            j2 Global Communications, Inc.*......   196        8,377
            LivePerson, Inc.*.................... 5,825       32,678
            NETGEAR, Inc.*.......................   521       10,029
            TechTeam Global, Inc.*............... 1,490       14,960
            United Online, Inc...................   494        7,025
            ValueClick, Inc.*.................... 2,300       41,653
            WebEx Communications, Inc.*..........   371        8,025
                                                         -----------
                                                             328,734
                                                         -----------
            IT CONSULTING & SERVICES - 0.8%
            Anteon International Corp.*..........   390       21,197
            Covansys Corp.*......................   615        8,370
            Perot Systems Corp. - Class A*.......   541        7,650
            Workstream, Inc.*.................... 8,475       13,975
                                                         -----------
                                                              51,192
                                                         -----------
            LEISURE EQUIPMENT & PRODUCTS - 1.9%
            Leapfrog Enterprises, Inc.*..........   242        2,819
            Marvel Entertainment, Inc.*.......... 2,195       35,954
            Oakley, Inc..........................   651        9,563
            Polaris Industries, Inc..............   580       29,116
            RC2 Corp.*...........................   296       10,514
            WMS Industries, Inc.*................ 1,165       29,230
                                                         -----------
                                                             117,196
                                                         -----------
            MACHINERY - 1.8%
            Applied Industrial Technologies, Inc.   421       14,184
            JLG Industries, Inc..................   255       11,643
            Joy Global, Inc......................   126        5,040
            Lincoln Electric Holdings, Inc.......   308       12,215
            Manitowoc Co., Inc. (The)............   362       18,180
            Reliance Steel & Aluminum Co.........   354       21,636
            Terex Corp.*.........................   183       10,870
            Wabtec Corp..........................   655       17,620
                                                         -----------
                                                             111,388
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            MARINE - 0.1%
            Kirby Corp.*.........................    108 $     5,634
                                                         -----------
            MEDIA - 2.6%
            Catalina Marketing Corp..............    600      15,210
            Genius Products, Inc.*............... 13,760      27,795
            Harris Interactive, Inc.*............  2,745      11,831
            Lions Gate Entertainment Corp.*......  5,585      42,893
            Playboy Enterprises, Inc. - Class B*.    840      11,668
            Sonic Solutions, Inc.*...............  1,725      26,065
            Thomas Nelson, Inc...................    527      12,990
            TiVo, Inc.*..........................  1,892       9,687
                                                         -----------
                                                             158,139
                                                         -----------
            METALS & MINING - 0.8%
            Allegheny Technologies, Inc..........    474      17,102
            Birch Mountain Resources, Ltd.*......  2,120      15,200
            Century Aluminum Co.*................    333       8,728
            Cleveland-Cliffs, Inc................     78       6,909
            Quanex Corp..........................     67       3,348
                                                         -----------
                                                              51,287
                                                         -----------
            OIL & GAS - 3.8%
            Bill Barrett Corp.*..................    285      11,004
            Callon Petroleum Co.*................    605      10,678
            Carrizo Oil & Gas, Inc.*.............    540      13,343
            Clayton Williams Energy, Inc.*.......    390      16,279
            Edge Petroleum Corp.*................    332       8,270
            Frontier Oil Corp....................    497      18,652
            Gasco Energy, Inc.*..................  2,195      14,333
            Helmerich & Payne, Inc...............    204      12,630
            Holly Corp...........................    121       7,123
            KCS Energy, Inc.*....................    784      18,989
            Remington Oil & Gas Corp.*...........    333      12,155
            Synenco Energy, Inc. - Class A*......    943      13,782
            W&T Offshore, Inc....................    386      11,348
            Western Oil Sands, Inc. - Class A*...  2,658      63,398
                                                         -----------
                                                             231,984
                                                         -----------
            PERSONAL PRODUCTS - 0.4%
            NBTY, Inc.*..........................    599       9,734
            Parlux Fragrances, Inc.*.............    400      12,212
                                                         -----------
                                                              21,946
                                                         -----------
            PHARMACEUTICALS - 3.5%
            Adams Respiratory Therapeutics, Inc.*    420      17,077
            Alpharma, Inc. - Class A.............    670      19,102
            Coley Pharmaceutical Group, Inc.*....    220       3,335
            Connetics Corp.*.....................    573       8,280
            Cubist Pharmaceuticals, Inc.*........  2,583      54,889
            Idenix Pharmaceuticals, Inc.*........    401       6,861
            K-V Pharmaceutical Co. - Class A*....    850      17,510
            Kos Pharmaceuticals, Inc.*...........    202      10,449
            MGI Pharma, Inc.*....................  1,375      23,595

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           MWI Veterinary Supply, Inc.*...........   385  $     9,937
           New River Pharmaceuticals, Inc.*.......   300       15,564
           Pharmion Corp.*........................   655       11,639
           Renovis, Inc.*.........................   263        4,024
           Salix Pharmaceuticals, Ltd.*...........   670       11,779
                                                          -----------
                                                              214,041
                                                          -----------
           REAL ESTATE - 1.8%
           Alexandria Real Estate Equities, Inc...    57        4,589
           American Home Mortgage Investment Corp.
             (REIT)...............................   192        6,253
           Brookfield Homes Corp..................   166        8,255
           Corrections Corporation of America*....    90        4,047
           Digital Realty Trust, Inc. (REIT)......   615       13,918
           Jones Lang LaSalle, Inc................   608       30,613
           Kilroy Realty Corp. (REIT).............   261       16,156
           RAIT Investment Trust (REIT)...........   421       10,912
           Sovran Self Storage, Inc. (REIT).......   240       11,273
                                                          -----------
                                                              106,016
                                                          -----------
           RETAIL - SPECIALTY - 3.6%
           Aaron Rents, Inc.......................   554       11,679
           America's Car-Mart, Inc.*..............   380        6,278
           Charlotte Russe Holding, Inc.*.........   210        4,374
           Children's Place Retail Stores, Inc.*..   341       16,852
           Guitar Center, Inc.*...................   178        8,902
           Gymboree Corp. (The)*.................. 2,228       52,135
           Hughes Supply, Inc.....................   122        4,374
           Jos. A. Bank Clothiers, Inc.*..........   390       16,930
           Pacific Sunwear of California, Inc.*...   900       22,428
           Rush Enterprises, Inc. Class A*........   189        2,812
           Select Comfort Corp.*..................   674       18,434
           Sports Authority, Inc.*................   371       11,549
           Talbots, Inc. (The)....................   210        5,842
           Under Armour, Inc. - Class A*..........   145        5,555
           Zumiez, Inc.*..........................   765       33,063
                                                          -----------
                                                              221,207
                                                          -----------
           ROAD & RAIL - 1.4%
           Genesee & Wyoming, Inc. - Class A*.....   318       11,941
           Landstar System, Inc...................   173        7,221
           Old Dominion Freight Line, Inc.*.......   507       13,679
           Pacer International, Inc............... 1,492       38,881
           Sirva, Inc.*........................... 1,282       10,256
                                                          -----------
                                                               81,978
                                                          -----------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
           Cohu, Inc..............................   527       12,052
           Cymer, Inc.*...........................   521       18,501
           Diodes, Inc.*..........................   509       15,804
           DSP Group, Inc.*.......................   563       14,109
           FormFactor, Inc.*......................   310        7,573

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Kulicke & Soffa Industries, Inc.*..............   732  $     6,471
       Microsemi Corp.*...............................   764       21,132
       Microtune, Inc.*...............................   729        3,040
       MIPS Technologies, Inc.*....................... 1,420        8,066
       MKS Instruments, Inc.*.........................   350        6,262
       ON Semiconductor Corp.*........................ 2,401       13,278
       PortalPlayer, Inc.*............................   519       14,698
       Rudolph Technologies, Inc.*.................... 1,095       14,104
       Silicon Storage Technology, Inc.*..............   743        3,752
       Sunpower Corp.*................................    90        3,059
       Supertex, Inc.*................................   218        9,646
       Varian Semiconductor Equipment Associates,
         Inc.*........................................   359       15,771
       Zoran Corp.*...................................   915       14,832
                                                              -----------
                                                                  202,150
                                                              -----------
       SOFTWARE - 9.1%
       Advent Software, Inc.*.........................   500       14,455
       American Reprographics Co.*.................... 1,040       26,426
       Blackbaud, Inc................................. 1,435       24,510
       Cerner Corp.*..................................   234       21,273
       Dendrite International, Inc.*..................   803       11,571
       Emageon, Inc.*.................................   655       10,415
       Epicor Software Corp.*......................... 1,179       16,659
       EPIQ Systems, Inc.*............................   700       12,978
       Inter-Tel, Inc.................................   558       10,920
       Intervoice, Inc.*..............................   518        4,123
       MapInfo Corp.*.................................   901       11,362
       Mentor Graphics Corp.*.........................   962        9,947
       Merge Technologies, Inc.*......................   497       12,445
       MICROS Systems, Inc.*..........................   670       32,374
       Microstrategy, Inc. - Class A*.................   192       15,886
       MRO Software, Inc.*............................   598        8,396
       Open Solutions, Inc.*.......................... 1,645       37,703
       Progress Software Corp.*.......................   395       11,210
       Quest Software, Inc.*.......................... 2,601       37,949
       Secure Computing Corp.*........................   674        8,263
       TALX Corp...................................... 2,212      101,111
       THQ, Inc.*.....................................   738       17,601
       Transaction Systems Architects, Inc. - Class A*   521       15,000
       Ultimate Software Group, Inc.*................. 3,245       61,882
       Vocus, Inc.*...................................   505        5,262
       Wind River Systems, Inc.*......................   965       14,253
                                                              -----------
                                                                  553,974
                                                              -----------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          Golden Telecom, Inc......................   248  $     6,438
          Premiere Global Services, Inc.*..........   866        7,041
                                                           -----------
                                                                13,479
                                                           -----------

          TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
          Dobson Communications Corp. - Class A*... 1,130        8,475
          Syniverse Holdings, Inc.*................   351        7,336
          UbiquiTel, Inc.*......................... 2,545       25,170
                                                           -----------
                                                                40,981
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 3.4%
          Carter's, Inc.*.......................... 1,149       67,619
          Deckers Outdoor Corp.*...................   359        9,916
          Oxford Industries, Inc...................   219       11,979
          Phillips-Van Heusen Corp.................   437       14,159
          Quiksilver, Inc.*........................ 4,730       65,463
          Volcom, Inc.*............................ 1,125       38,261
                                                           -----------
                                                               207,397
                                                           -----------
          TRADING COMPANIES & DISTRIBUTORS - 0.6%
          Beacon Roofing Supply, Inc.*.............   675       19,393
          Navarre Corp.*...........................   391        2,162
          WESCO International, Inc.*...............   366       15,639
                                                           -----------
                                                                37,194
                                                           -----------
          Total Common Stocks
          (Cost $5,439,514)                                  5,894,035
                                                           -----------

          PREFERRED STOCK - 0.5%
          TRANSPORTATION - 0.5%
          All America Latina Logistica SA
            (Cost - $26,409).......................   700       29,897
                                                           -----------

          TOTAL INVESTMENTS - 97.5%
          (Cost $5,465,923)                                  5,923,932

          Other Assets and Liabilities (net) - 2.5%            151,037
                                                           -----------

          TOTAL NET ASSETS - 100.0%                        $ 6,074,969
                                                           ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.2%
         AEROSPACE & DEFENSE - 3.4%
         AAR Corp.*...............................      659 $    15,783
         Aeroflex, Inc.*..........................    4,435      47,676
         Applied Signal Technology, Inc...........    1,050      23,835
         Armor Holdings, Inc.*....................      388      16,548
         Curtiss-Wright Corp......................      450      24,570
         DRS Technologies, Inc....................      881      45,301
         Esterline Technologies Corp.*............      220       8,182
                                                            -----------
                                                                181,895
                                                            -----------
         AIRLINES - 0.5%
         Mesa Air Group, Inc.*....................    1,553      16,244
         Republic Airways Holdings, Inc.*.........      694      10,549
                                                            -----------
                                                                 26,793
                                                            -----------
         AUTO COMPONENTS - 0.9%
         Aftermarket Technology Corp.*............      686      13,336
         ArvinMeritor, Inc........................      621       8,936
         Commercial Vehicle Group, Inc.*..........      178       3,343
         Goodyear Tire & Rubber Co.*..............      855      14,860
         Noble International, Ltd.................      325       6,773
         Visteon Corp.*...........................      304       1,903
                                                            -----------
                                                                 49,151
                                                            -----------
         BANKS - 7.4%
         Accredited Home Lenders Holding Co.*.....       64       3,173
         AmericanWest Bancorp*....................      378       8,932
         BancFirst Corp...........................      136      10,744
         Berkshire Hills Bancorp, Inc.............      319      10,687
         Cardinal Financial Corp..................    1,066      11,726
         Central Pacific Financial Corp...........       71       2,550
         City Holding Co..........................      309      11,109
         Corus Bankshares, Inc....................      199      11,198
         First Bancorp............................      722       8,960
         First Citizens BancShares, Inc. - Class A       85      14,826
         First Community Bancorp of California....      268      14,571
         First Indiana Corp.......................      344      11,827
         First Niagara Financial Group, Inc.......    1,209      17,494
         First Republic Bank......................      357      13,213
         First State Bancorp......................      485      11,635
         FirstFed Financial Corp.*................      254      13,848
         Frontier Financial Corp..................       86       2,752
         Glacier Bancorp, Inc.....................      377      11,329
         Hanmi Financial Corp.....................      569      10,162
         Heartland Financial USA, Inc.............      547      11,870
         Independent Bank Corp....................      354       9,639
         ITLA Capital Corp.*......................       59       2,882
         Mercantile Bank Corp.....................      185       7,123
         Oriental Financial Group, Inc............      673       8,318
         Placer Sierra Bancshares.................      337       9,338
         Prosperity Bancshares, Inc...............      418      12,013
         R&G Financial Corp. - Class B............    1,850      24,420

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       Seacoast Banking Corp. of Florida..............   488  $    11,200
       Southwest Bancorp of Oklahoma, Inc.............   451        9,020
       Sterling Financial Corp. of Spokane............   600       14,988
       SVB Financial Group*...........................   192        8,993
       TierOne Corp...................................   418       12,293
       UMB Financial Corp.............................   217       13,869
       Umpqua Holdings Corp...........................   547       15,606
       Union Bankshares Corp..........................   266       11,465
       WesBanco, Inc..................................   408       12,407
                                                              -----------
                                                                  396,180
                                                              -----------
       BIOTECHNOLOGY - 1.0%
       Albany Molecular Research, Inc.*...............   253        3,074
       Applera Corp. - Celera Genomics Group*.........   784        8,593
       Charles River Laboratories International, Inc.*   550       23,303
       Savient Pharmaceuticals, Inc. *................ 1,893        7,080
       Tanox, Inc.*...................................   780       12,769
                                                              -----------
                                                                   54,819
                                                              -----------
       BUILDING PRODUCTS - 0.5%
       Beazer Homes USA, Inc..........................   118        8,595
       Griffon Corp.*.................................   200        4,762
       Lennox International, Inc......................   438       12,352
                                                              -----------
                                                                   25,709
                                                              -----------
       CHEMICALS - 1.2%
       Georgia Gulf Corp..............................   700       21,294
       H.B. Fuller Co.................................   430       13,790
       NewMarket Corp.*...............................   378        9,246
       PolyOne Corp.*................................. 1,442        9,272
       Silgan Holdings, Inc...........................    68        2,456
       Westlake Chemical Corp.........................   300        8,643
                                                              -----------
                                                                   64,701
                                                              -----------
       COMMERCIAL SERVICES & SUPPLIES - 6.3%
       Aleris International, Inc.*.................... 1,200       38,688
       Aviall, Inc.*.................................. 1,400       40,320
       CDI Corp.......................................   356        9,754
       Central Parking Corp...........................   704        9,659
       Clark, Inc.....................................   714        9,461
       Covanta Holding Corp.*......................... 1,100       16,566
       Electro Rent Corp.*............................   749       11,168
       Ennis, Inc.....................................   670       12,174
       Headwaters, Inc.*..............................   250        8,860
       HMS Holdings Corp.*............................ 5,650       43,222
       MAXIMUS, Inc...................................   338       12,401
       MoneyGram International, Inc...................   378        9,858
       Nobel Learning Communities, Inc.*.............. 3,600       33,984
       PHH Corp.*.....................................   440       12,329
       Quanta Services, Inc.*......................... 1,300       17,121
       SOURCECORP, Inc.*..............................   478       11,462
       WCA Waste Corp.*............................... 5,050       39,895
                                                              -----------
                                                                  336,922
                                                              -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMMUNICATIONS EQUIPMENT - 2.2%
          Avocent Corp.*...........................   330  $     8,973
          Black Box Corp...........................   101        4,785
          CommScope, Inc.*......................... 3,365       67,737
          Emulex Corp. *...........................   754       14,922
          Foundry Networks, Inc.*..................   341        4,709
          McData Corp.*............................   798        3,032
          Powerwave Technologies, Inc.*............   912       11,464
          UTStarcom, Inc.*.........................   163        1,314
                                                           -----------
                                                               116,936
                                                           -----------
          COMPUTERS & PERIPHERALS - 1.3%
          Electronics for Imaging, Inc.*...........   114        3,033
          Imation Corp.............................   370       17,046
          Intergraph Corp.*........................   302       15,043
          Komag, Inc.*.............................   926       32,095
                                                           -----------
                                                                67,217
                                                           -----------
          CONSTRUCTION & MATERIALS - 3.2%
          EMCOR Group, Inc.*.......................   736       49,702
          Perini Corp.*............................   500       12,075
          Texas Industries, Inc....................   254       12,659
          URS Corp.*............................... 1,588       59,725
          Walter Industries, Inc...................   700       34,804
                                                           -----------
                                                               168,965
                                                           -----------
          CONTAINERS & PACKAGING - 0.5%
          Crown Holdings, Inc.*....................   198        3,867
          Jarden Corp.*............................   289        8,713
          Myers Industrials, Inc...................   852       12,422
                                                           -----------
                                                                25,002
                                                           -----------
          ELECTRIC UTILITIES - 2.4%
          Allegheny Energy, Inc....................   800       25,320
          Avista Corp..............................   730       12,928
          Black Hills Corp.........................   328       11,352
          Cleco Corp...............................   608       12,677
          El Paso Electric Co.*....................   412        8,669
          NGP Capital Resources Co................. 1,517       19,918
          NorthWestern Corp........................   256        7,954
          Otter Tail Corp..........................   454       13,157
          Sierra Pacific Resources*................ 1,036       13,509
                                                           -----------
                                                               125,484
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.4%
          AO Smith Corp............................    38        1,334
          Encore Wire Corp.*.......................   267        6,077
          General Cable Corp.*..................... 1,900       37,430
          Regal-Beloit Corp........................   381       13,487
          Thomas & Betts Corp.*....................   340       14,267
                                                           -----------
                                                                72,595
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
          Anixter International, Inc............... 1,651       64,587
          Checkpoint Systems, Inc.*................   323        7,962

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        MTS System Corp..............................   114  $     3,949
        Park Electrochemical Corp....................   432       11,223
        PerkinElmer, Inc............................. 1,650       38,874
        ScanSource, Inc.*............................   500       27,340
        Veeco Instruments, Inc.*.....................   203        3,518
                                                             -----------
                                                                 157,453
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 2.6%
        Cal Dive International, Inc.*................   800       28,712
        Grey Wolf, Inc.*............................. 3,350       25,896
        Lufkin Industries, Inc.......................    74        3,690
        NATCO Group, Inc.*........................... 1,400       28,644
        NS Group, Inc.*..............................   500       20,905
        Oil States International, Inc.*..............   928       29,399
                                                             -----------
                                                                 137,246
                                                             -----------
        FINANCIAL - DIVERSIFIED - 3.5%
        Apollo Investment Corp.......................   777       13,932
        ASTA Funding, Inc............................   121        3,308
        Commercial Capital Bancorp, Inc..............   594       10,169
        CBIZ, Inc.*..................................   932        5,611
        CompuCredit Corp.*...........................   209        8,042
        Doral Financial Corp.........................   191        2,025
        Federal Agricultural Mortgage Corp. - Class C   505       15,115
        Jackson Hewitt Tax Service, Inc..............   112        3,103
        Labranche & Co., Inc.*.......................   565        5,712
        Piper Jaffray Cos.*..........................   420       16,968
        Prospect Energy Corp......................... 2,193       33,267
        Tortoise Energy Capital Corp................. 1,700       37,808
        Tortoise Energy Infrastructure Corp..........   824       22,273
        WSFS Financial Corp..........................   143        8,759
                                                             -----------
                                                                 186,092
                                                             -----------
        FOOD & DRUG RETAILING - 0.8%
        Casey's General Stores, Inc..................   628       15,574
        Longs Drug Stores Corp.......................    61        2,220
        Ruddick Corp.................................   485       10,321
        Smart & Final, Inc.*.........................   341        4,392
        Terra Industries, Inc.*...................... 1,573        8,809
                                                             -----------
                                                                  41,316
                                                             -----------
        FOOD PRODUCTS - 1.3%
        Central Garden and Pet Co.*..................   171        7,855
        Chiquita Brands International, Inc........... 1,483       29,675
        Corn Products International, Inc.............   700       16,723
        Hain Celestial Group, Inc.*..................   600       12,696
        J&J Snack Foods Corp.........................    58        3,446
                                                             -----------
                                                                  70,395
                                                             -----------
        GAS UTILITIES - 1.9%
        Energen Corp.................................   262        9,516
        Laclede Group Inc. (The).....................    86        2,512
        Northwest Natural Gas Co.....................    65        2,222

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         GAS UTILITIES - CONTINUED
         South Jersey Industries, Inc...............   404  $    11,772
         Southern Union Co.*........................ 2,600       61,438
         Southwest Gas Corp.........................   547       14,441
                                                            -----------
                                                                101,901
                                                            -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
         Adeza Biomedical Corp.*.................... 2,000       42,100
         Beckman Coulter, Inc.......................   600       34,140
         Cooper Cos., Inc. (The)....................   700       35,910
         DJ Orthopedics, Inc.*......................   330        9,102
         Greatbatch, Inc.*..........................   433       11,262
         Hanger Orthopedic Group, Inc.*............. 3,600       20,556
         Kinetic Concepts, Inc.*.................... 1,500       59,640
         Molecular Devices Corp.*...................   346       10,010
         STERIS Corp................................   209        5,229
                                                            -----------
                                                                227,949
                                                            -----------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Genesis HealthCare Corp.*..................    67        2,447
         Kindred Healthcare, Inc.*..................   250        6,440
         LifePoint Hospitals, Inc.*.................   850       31,875
         Odyssey HealthCare, Inc.*..................   149        2,777
         Option Care, Inc........................... 1,600       21,376
         Pediatrix Medical Group, Inc.*.............   131       11,603
         Radiation Therapy Services, Inc.*..........   208        7,345
         Stewart Enterprises, Inc................... 1,640        8,872
                                                            -----------
                                                                 92,735
                                                            -----------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Bluegreen Corp.*...........................   141        2,228
         Century Casinos, Inc.*..................... 3,000       25,800
         Dominos Pizza, Inc.........................   569       13,770
         Lakes Entertainment, Inc.*................. 3,200       21,280
         Lone Star Steakhouse & Saloon, Inc.........   347        8,238
         Multimedia Games, Inc.*.................... 1,048        9,694
         Sunterra Corp.*............................   600        8,532
         Vail Resorts, Inc.*........................   438       14,467
                                                            -----------
                                                                104,009
                                                            -----------
         HOUSEHOLD DURABLES - 0.6%
         CSS Industries, Inc........................   125        3,841
         Fleetwood Enterprises, Inc.*...............   720        8,892
         Stanley Furniture Co., Inc.................   266        6,166
         WCI Communities, Inc.*.....................   420       11,277
                                                            -----------
                                                                 30,176
                                                            -----------
         INDUSTRIAL - DIVERSIFIED - 0.2%
         Chemed Corp................................   246       12,221
                                                            -----------
         INSURANCE - 5.8%
         Alfa Corp..................................   729       11,737
         American Equity Investment Life Holding Co.   171        2,232
         AmerUs Group Co............................   113        6,404
         Arch Capital Group, Ltd.*..................   800       43,800

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          INSURANCE - CONTINUED
          Aspen Insurance Holdings, Ltd........... 1,100  $    26,037
          Delphi Financial Group - Class A........   241       11,088
          Endurance Specialty Holdings, Ltd.......   650       23,302
          FBL Financial Group, Inc. - Class A.....   253        8,301
          Harleysville Group, Inc.................   189        5,009
          Horace Mann Educators Corp..............   667       12,646
          Odyssey Re Holdings Corp................ 1,100       27,588
          Ohio Casualty Corp......................   360       10,195
          Philadelphia Consolidated Holding Corp.*    61        5,898
          Phoenix, Cos., Inc...................... 1,093       14,909
          Platinum Underwriters Holdings, Ltd.....   900       27,999
          ProAssurance Corp.*.....................    40        1,946
          Quanta Capital Holdings, Ltd.*.......... 6,900       35,190
          RLI Corp................................   154        7,680
          Safety Insurance Group, Inc.............   450       18,166
          U.S.I. Holdings Corp.*..................   998       13,742
                                                          -----------
                                                              313,869
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Keynote Systems, Inc.*..................   505        6,489
          SonicWALL, Inc.*........................ 1,539       12,189
          United Online, Inc...................... 3,063       43,556
                                                          -----------
                                                               62,234
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          JAKKS Pacific, Inc.*....................   309        6,470
          MarineMax, Inc.*........................    89        2,810
          Oakley, Inc.............................   144        2,115
          RC2 Corp.*..............................   146        5,186
                                                          -----------
                                                               16,581
                                                          -----------
          MACHINERY - 4.5%
          AGCO Corp.*.............................   883       14,631
          Albany International Corp. - Class A....   404       14,609
          Applied Industrial Technologies, Inc....   140        4,717
          Barnes Group, Inc.......................   332       10,956
          Bucyrus International, Inc. - Class A...   350       18,445
          Gardner Denver, Inc.*...................   100        4,930
          Insteel Industries, Inc................. 2,400       39,744
          Lincoln Electric Holdings, Inc..........   411       16,300
          NACCO Industries Inc. - Class A.........    35        4,100
          Reliance Steel & Aluminum Co............   243       14,852
          Terex Corp.*............................   832       49,421
          Trinity Industries, Inc.................   378       16,659
          Watts Water Technologies, Inc. - Class A 1,100       33,319
                                                          -----------
                                                              242,683
                                                          -----------
          MEDIA - 0.8%
          Gray Television, Inc....................   656        6,442
          R.H. Donnelley Corp.*...................   135        8,319
          Radio One, Inc. - Class D*..............   772        7,990
          Scholastic Corp.*.......................   364       10,377
          World Wrestling Entertainment, Inc......   632        9,278
                                                          -----------
                                                               42,406
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           METALS & MINING - 6.0%
           AM Castle & Co.*.......................  1,200 $    26,208
           Cameco Corp............................    900      57,051
           Carpenter Technology Corp..............    125       8,809
           Commercial Metals Co...................    159       5,969
           Foundation Coal Holdings, Inc..........    339      12,882
           Northwest Pipe Co.*....................  1,000      26,800
           Oregon Steel Mills, Inc.*..............  2,100      61,782
           Quanex Corp............................    126       6,296
           RTI International Metals, Inc.*........  1,600      60,720
           Ryerson Tull, Inc......................    602      14,640
           Steel Dynamics, Inc....................     74       2,628
           Uranium Resources, Inc.*............... 25,300      16,698
           Yamana Gold Inc.*......................  2,600      17,186
                                                          -----------
                                                              317,669
                                                          -----------
           OIL & GAS - 7.8%
           Atwood Oceanics, Inc.*.................    300      23,409
           Carrizo Oil & Gas, Inc.*...............  1,000      24,710
           Cimarex Energy Co.*....................    440      18,924
           Denbury Resources, Inc.*...............    600      13,668
           Edge Petroleum Corp.*..................    451      11,234
           GMX Resources Inc.*....................    900      32,400
           Grant Prideco, Inc.*...................    600      26,472
           Helmerich & Payne, Inc.................    166      10,277
           Holly Corp.............................    400      23,548
           Oceaneering International, Inc.*.......    219      10,902
           Parallel Petroleum Corp.*..............  2,500      42,525
           Patterson-UTI Energy, Inc..............    800      26,360
           Petrohawk Energy Corp.*................  2,400      31,728
           Pioneer Drilling Co.*..................  1,400      25,102
           RPC, Inc...............................    509      13,394
           Stone Energy Corp.*....................    250      11,382
           Swift Energy Co.*......................    327      14,738
           Tidewater, Inc.........................    800      35,568
           TransMontaigne, Inc.*..................  1,138       7,511
           W&T Offshore, Inc......................    429      12,613
                                                          -----------
                                                              416,465
                                                          -----------
           PAPER & FOREST PRODUCTS - 0.2%
           Glatfelter.............................    777      11,026
                                                          -----------
           PERSONAL PRODUCTS - 0.1%
           NBTY, Inc.*............................    486       7,898
                                                          -----------
           PHARMACEUTICALS - 1.0%
           Alpharma, Inc., - Class A..............    515      14,683
           Par Pharmaceutical Cos., Inc.*.........  1,150      36,041
                                                          -----------
                                                               50,724
                                                          -----------
           REAL ESTATE - 8.2%
           Aames Investment Corp. (REIT)..........  2,900      18,734
           American Home Mortgage Investment Corp.
             (REIT)...............................    330      10,748

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          REAL ESTATE - CONTINUED
          Anthracite Capital, Inc. (REIT)......... 1,074  $    11,309
          Arbor Realty Trust, Inc. (REIT).........   352        9,124
          Ashford Hospitality Trust, Inc. (REIT)..   638        6,693
          BioMed Realty Trust, Inc. (REIT)........   101        2,464
          Brookfield Homes Corp...................   155        7,708
          Colonial Properties Trust (REIT)........   293       12,300
          Commercial Net Lease Realty, Inc. (REIT)   625       12,731
          Digital Realty Trust, Inc. (REIT).......   281        6,359
          Entertainment Properties Trust (REIT)...   284       11,573
          Equity Inns, Inc. (REIT)................   937       12,696
          Equity One, Inc. (REIT).................   598       13,826
          FelCor Lodging Trust, Inc. (REIT).......   865       14,887
          First Potomac Realty Trust (REIT).......   438       11,651
          GMH Communities Trust (REIT)............ 1,500       23,265
          Gramercy Capital Corp. (REIT)...........   456       10,388
          Impac Mortgage Holdings, Inc. (REIT)....   631        5,938
          Innkeepers USA Trust (REIT).............   849       13,584
          Kilroy Realty Corp. (REIT)..............   254       15,723
          KKR Financial Corp. (REIT).............. 1,300       31,187
          LaSalle Hotel Properties (REIT).........   380       13,954
          MeriStar Hospitality Corp. (REIT)*...... 1,542       14,495
          Newcastle Investment Corp. (REIT)....... 1,400       34,790
          Novastar Financial, Inc. (REIT)......... 1,700       47,787
          OMEGA Healthcare Investors, Inc. (REIT).   390        4,910
          RAIT Investment Trust (REIT)............   395       10,238
          Saxon Capital, Inc. (REIT)..............   378        4,283
          Sovran Self Storage, Inc. (REIT)........   261       12,259
          Strategic Hotel Capital, Inc. (REIT)....   182        3,745
          Sunstone Hotel Investors, Inc. (REIT)...   460       12,222
          Trammell Crow Co.*......................   547       14,030
                                                          -----------
                                                              435,601
                                                          -----------
          RETAIL - MULTILINE - 0.4%
          Bon-Ton Stores, Inc. (The)..............   600       11,478
          Burlington Coat Factory Warehouse Corp..   198        7,962
                                                          -----------
                                                               19,440
                                                          -----------
          RETAIL - SPECIALTY - 2.1%
          Buckle, Inc.............................   267        8,608
          Conn's, Inc.*...........................   300       11,061
          Genesco. Inc.*..........................   239        9,271
          Group 1 Automotive, Inc.*...............   424       13,326
          Hughes Supply, Inc...................... 1,099       39,399
          Lithia Motors, Inc. - Class A...........   327       10,281
          Men's Wearhouse, Inc.*..................   288        8,479
          Sports Authority, Inc.*.................   341       10,615
          United Rentals, Inc.*...................   113        2,643
                                                          -----------
                                                              113,683
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          ROAD & RAIL - 0.5%
          Arkansas Best Corp.......................   361  $    15,768
          Dollar Thrifty Automotive Group*.........    67        2,417
          Sirva, Inc.*............................. 1,030        8,240
                                                           -----------
                                                                26,425
                                                           -----------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
          Cohu, Inc................................   411        9,400
          Conexant System, Inc.*................... 2,678        6,052
          Credence Systems Corp.*.................. 1,103        7,677
          Entegris, Inc.*..........................   673        6,340
          Integrated Silicon Solutions, Inc.*...... 1,175        7,567
          MKS Instruments, Inc.*...................   651       11,646
          PortalPlayer, Inc.*......................   177        5,013
          Standard Microsystems Corp.*.............   215        6,168
          Zoran Corp.*.............................   761       12,336
                                                           -----------
                                                                72,199
                                                           -----------
          SOFTWARE - 0.8%
          Magma Design Automation, Inc*............   403        3,389
          Nuance Communications, Inc.*............. 1,919       14,642
          Open Solutions, Inc.*....................   113        2,590
          Progress Software Corp.*.................    93        2,639
          TALX Corp................................   380       17,370
          THQ, Inc.*...............................   134        3,196
                                                           -----------
                                                                43,826
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
          Cincinnati Bell, Inc.*................... 2,451        8,603
          CT Communications, Inc...................   900       10,926
          Golden Telecom, Inc......................   378        9,813
          RCN Corp.*...............................   486       11,397
                                                           -----------
                                                                40,739
                                                           -----------
          TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
          InPhonic, Inc.*.......................... 1,900       16,511
          Price Communications Corp.*..............   783       11,643
          USA Mobility, Inc.*......................   169        4,685
                                                           -----------
                                                                32,839
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Phillips-Van Heusen Corp.................   227        7,355
          Russell Corp.............................   573        7,713
          Steven Madden, Ltd.*.....................   184        5,378
          Stride Rite Corp.........................   749       10,156
          Wellman, Inc.............................   869        5,892
                                                           -----------
                                                                36,494
                                                           -----------
          TOBACCO - 0.1%
          Alliance One International, Inc.......... 1,948        7,597
                                                           -----------
          Total Common Stocks
          (Cost $4,847,041)                                  5,184,260
                                                           -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 6.9%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $121,017 on 01/03/06
       collateralized by 90,000 U.S. Treasury Bond
       7.875% due 02/15/21 with a value of
       $123,750 (Cost - $121,000).................. $ 121,000 $   121,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $248,036 on 01/03/06
       collateralized by 185,000 U.S. Treasury Bond
       8.125% due 08/15/19 with a value of
       $257,381 (Cost - $248,000)..................   248,000     248,000
                                                              -----------
     Total Short-Term Investment
     (Cost $369,000)                                              369,000
                                                              -----------

     TOTAL INVESTMENTS - 104.1%
     (Cost $5,216,041)                                          5,553,260

     Other Assets and Liabilities (net) - (4.1)%                 (220,758)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $ 5,332,502
                                                              ===========

* Non-income producing security.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   DOMESTIC BONDS & DEBT SECURITIES - 55.1%
   AEROSPACE & DEFENSE - 0.8%
   Northrop Grumman Corp.
     4.079%, due 11/16/06...................... $   1,100,000 $    1,091,733
    7.125%, due 02/15/11.......................       400,000        436,346
                                                              --------------
                                                                   1,528,079
                                                              --------------
   ASSET-BACKED SECURITIES - 2.1%
   California Infrastructure PG&E-1,
     Series 1997-1, Class A7
     6.420%, due 09/25/08......................       395,358        398,598
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2002-2, Class 1A5
     5.833%, due 04/25/32(a)...................     1,000,000      1,008,045
   Chase Issuance Trust, Series 2005-A4,
     Class A4 4.230%, due 01/15/13(a)..........       750,000        733,042
   Discover Card Master Trust I, Series 1996-3,
     Class A 6.050%, due 08/18/08..............     1,700,000      1,703,987
                                                              --------------
                                                                   3,843,672
                                                              --------------
   AUTOMOBLIES - 0.9%
   DaimlerChrysler North America
     Holding Corp.
     7.300%, due 01/15/12......................     1,300,000      1,404,424
   Ford Motor Co.
     7.450%, due 07/16/31......................       200,000        137,000
                                                              --------------
                                                                   1,541,424
                                                              --------------
   BANKS - 6.3%
   ABN AMRO Bank NV
     4.390%, due 05/11/07(a)...................     1,720,000      1,721,735
   Bank of America Corp.
     5.375%, due 06/15/14......................     1,000,000      1,018,223
   HSBC Bank USA
     5.875%, due 11/01/34......................       700,000        708,719
   Huntington National Bank
     4.650%, due 06/30/09......................       700,000        695,881
   Rabobank Capital Funding Trust III
     5.254%, due 12/31/16
     (144A)(a)(b)..............................       300,000        294,756
   RBS Capital Trust I
     4.709%, due 12/29/49(a)...................       500,000        475,956
   Royal Bank of Scotland Group Plc
     5.050%, due 01/08/15......................       800,000        795,642
   U.S. Bank North America
     2.870%, due 02/01/07......................     1,800,000      1,761,701
    4.950%, due 10/30/14.......................     1,000,000        991,242
   Wachovia Bank North America
     4.800%, due 11/01/14......................       500,000        486,129
    4.641%, due 11/03/14(a)....................     1,400,000      1,414,865
   Washington Mutual Bank FA.
     5.125%, due 01/15/15......................       900,000        880,911
                                                              --------------
                                                                  11,245,760
                                                              --------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BEVERAGES - 1.0%
      Bottling Group LLC
        4.625%, due 11/15/12................... $    700,000 $     691,161
      PepsiAmericas, Inc.
        4.875%, due 01/15/15...................    1,200,000     1,185,186
                                                             -------------
                                                                 1,876,347
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42(a)................    2,800,000     2,718,529
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 06/10/44...................    3,200,000     3,193,188
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ
         4.922%, due 01/15/42(a)...............    3,000,000     2,920,706
       Series 2005-LDP3, Class A4B
         4.996%, due 08/15/42(a)...............      850,000       836,700
      JP Morgan Chase Commercial Mortgage
        Securities Corp., Series 2005-LDP4,
        Class AM 4.999%, due 10/15/42(a).......      950,000       932,346
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ
        4.806%, due 02/15/40(a)................      900,000       869,712
                                                             -------------
                                                                11,471,181
                                                             -------------
      ELECTRIC UTILITIES - 4.1%
      Dominion Resources, Inc., Series F
        5.250%, due 08/01/33...................      700,000       687,538
      Pepco Holdings, Inc.
        5.500%, due 08/15/07...................    2,800,000     2,818,021
      SP PowerAssets, Ltd.
        5.000%, due 10/22/13 (144A)(b).........    1,700,000     1,701,396
      Xcel Energy, Inc.
        3.400%, due 07/01/08...................    2,200,000     2,121,451
                                                             -------------
                                                                 7,328,406
                                                             -------------
      FINANCIAL - DIVERSIFIED - 12.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 08/01/08 (144A)(b).........    1,000,000     1,021,638
      American General Finance Corp.
        3.875%, due 10/01/09...................    1,700,000     1,629,617
      Capital One Bank 5.000%, due
        06/15/09...............................    1,170,000     1,165,913
      Capital One Financial Corp.
        5.500%, due 06/01/15...................      500,000       497,978
      Caterpillar Financial Services
        4.700%, due 03/15/12...................    1,500,000     1,487,373
      Countrywide Financial Corp., Series A
        4.500%, due 06/15/10...................      900,000       874,480
      Countrywide Home Loans, Inc., Series L
        4.000%, due 03/22/11...................    1,330,000     1,252,893

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Credit Suisse First Boston USA, Inc.
        3.875%, due 01/15/09.................. $  1,100,000 $   1,068,578
       6.125%, due 11/15/11...................      600,000       630,619
      Ford Motor Credit Co.
        6.875%, due 02/01/06..................    1,900,000     1,895,951
       5.700%, due 01/15/10...................      200,000       170,159
      Glencore Funding LLC
        6.000%, due 04/15/14 (144A)(b)........      600,000       565,224
      Goldman Sachs Group, Inc.
        5.250%, due 10/15/13..................    2,100,000     2,102,814
      HSBC Finance Corp.
        6.375%, due 10/15/11..................    2,600,000     2,751,720
      JPMorgan Chase & Co.
        5.250%, due 05/01/15..................      800,000       797,122
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................    1,300,000     1,271,431
      Merrill Lynch & Co., Inc., Series C
        4.125%, due 09/10/09..................      700,000       679,776
       4.250%, due 02/08/10...................      700,000       681,538
       5.000%, due 01/15/15...................      700,000       690,724
      Morgan Stanley 5.050%, due 01/21/11.....    1,100,000     1,101,540
                                                            -------------
                                                               22,337,088
                                                            -------------
      FOOD & DRUG RETAILING - 1.8%
      Delhaize America, Inc.
        9.000%, due 04/15/31..................      300,000       354,185
      Fred Meyer, Inc. 7.450%, due 03/01/08...    1,300,000     1,355,247
      Safeway, Inc. 6.500%, due 03/01/11......    1,400,000     1,451,291
                                                            -------------
                                                                3,160,723
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 08/01/12....      700,000       764,724
                                                            -------------
      HOMEBUILDERS - 0.3%
      D.R. Horton, Inc.
        5.250%, due 02/15/15..................      600,000       564,683
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 2.4%
      General Electric Co.
        5.000%, due 02/01/13..................    2,400,000     2,402,292
      Tyco International Group S.A.
        6.125%, due 11/01/08..................    1,800,000     1,838,576
                                                            -------------
                                                                4,240,868
                                                            -------------
      INSURANCE - 1.7%
      Berkshire Hathaway Finance Corp.
        4.400%, due 05/16/08(a)...............      300,000       300,228
       4.750%, due 05/15/12...................      700,000       692,917
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      400,000       450,930
      MassMutual Global Funding II
        2.550%, due 07/15/08 (144A)(b)........    1,700,000     1,606,045
                                                            -------------
                                                                3,050,120
                                                            -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.2%
     Clear Channel Communications, Inc.
       4.400%, due 05/15/11.................... $    400,000 $     372,529
     Comcast Cable Communications, Inc.
       8.500%, due 05/01/27....................      900,000     1,107,066
     COX Communications, Inc.
       7.125%, due 10/01/12....................    1,500,000     1,609,371
     Liberty Media Corp.
       5.991%, due 09/17/06(a).................      879,000       885,206
     Time Warner, Inc.
       6.150%, due 05/01/07....................    3,600,000     3,645,821
                                                             -------------
                                                                 7,619,993
                                                             -------------
     OIL & GAS - 3.2%
     Anadarko Finance Co., Series B
       6.750%, due 05/01/11....................      700,000       758,203
     Consolidated Natural Gas Co.
       5.000%, due 12/01/14....................      300,000       291,568
     Cooper Cameron Corp.
       2.650%, due 04/15/07....................      400,000       386,865
     Devon Financing Corp. ULC
       6.875%, due 09/30/11....................    1,000,000     1,095,140
     Duke Capital LLC
       4.331%, due 11/16/06....................      700,000       695,272
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14....................      300,000       293,920
     Phelps Dodge Corp.
       8.750%, due 06/01/11....................      600,000       690,649
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08....................      750,000       783,750
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      700,000       681,903
                                                             -------------
                                                                 5,677,270
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.4%
     International Paper Co.
       5.300%, due 04/01/15....................      700,000       675,413
                                                             -------------
     PHARMACEUTICALS - 1.2%
     Wyeth 5.500%, due 02/01/14................    2,200,000     2,232,103
                                                             -------------
     REAL ESTATE - 1.6%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP
       4.750%, due 02/01/10....................      500,000       487,474
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      500,000       510,502
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      660,000       670,895
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      200,000       200,213
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................      250,000       267,677

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10................... $    300,000 $     292,745
       5.100%, due 06/15/15....................      300,000       290,682
                                                             -------------
                                                                 2,818,216
                                                             -------------
      SOFTWARE - 0.8%
      Computer Associates International, Inc.
        5.250%, due 12/01/09
        (144A)(a)(b)...........................    1,500,000     1,463,960
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a)................      600,000       765,400
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      700,000       730,819
      Sprint Capital Corp.
        6.125%, due 11/15/08...................    1,350,000     1,389,126
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10...................      700,000       667,323
                                                             -------------
                                                                 3,552,668
                                                             -------------
      TOBACCO - 1.0%
      Altria Group, Inc.
        5.625%, due 11/04/08...................    1,700,000     1,724,407
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $99,746,078)                                        98,717,105
                                                             -------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.8%
      Federal Home Loan Mortgage Corp.
        2.900%/7.000%, due 02/27/19(c).........    1,200,000     1,196,417
      Federal National Mortgage Assoc.
        1.750%, due 06/16/06...................    2,400,000     2,369,830
      Federal National Mortgage Assoc.
        2.000%/ 4.000%, due 02/09/07(c)........    2,600,000     2,579,226
      U.S. Treasury Bonds
        5.250%, due 02/15/29...................    1,100,000     1,200,676
      U.S. Treasury Notes
        2.875%, due 11/30/06...................   21,000,000    20,715,366
       2.750%, due 08/15/07....................    2,600,000     2,533,580
       4.000%, due 08/31/07....................   12,000,000    11,924,064
       4.125%, due 08/15/08 - 05/15/15.........   23,450,000    23,281,009
       3.375%, due 11/15/08....................    6,520,000     6,347,070
       3.875%, due 05/15/10....................      200,000       196,274
       4.250%, due 10/15/10 - 08/15/15.........    2,900,000     2,864,950
       4.500%, due 11/15/15....................    1,500,000     1,512,774
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $77,339,611)                                        76,721,236
                                                             -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 1.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at 2,041,454 on
        01/03/06 collateralized by 1,865,000
        U.S. Treasury Bond 5.250% due
        02/15/29 with a value $2,087,077
        (Cost - $2,041,000).................... $  2,041,000 $   2,041,000
                                                             -------------

      TOTAL INVESTMENTS - 99.1%
      (Cost $179,126,689)                                      177,479,341

      Other Assets and Liabilities (net) - 0.9%                  1,625,275
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 179,104,616
                                                             =============

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 3.71% of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Travelers Quality Bond Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        55.31%
                  AA                                       4.29
                  A                                       17.87
                  BBB                                     19.80
                  BB                                       2.73
                                                         ------
                  Total:                                 100.00%
                                                         ======


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.2%
      COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5,
        Class AJ 4.889%, due 11/15/37......... $  2,680,000 $   2,602,895
      Financing Corp. (FICO) Strips, Series 13
        5.229%, due 06/27/11..................   13,949,000    10,846,938
      GE Capital Commercial Mortgage Corp.
        5.333%, due 11/10/45..................    3,000,000     3,038,373
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-CBX, Class AJ
         4.951%, due 01/12/37.................    4,950,000     4,832,759
       Series 2005-CB12
         4.948%, due 09/12/37.................    6,350,000     6,221,389
       Series 2005-LDP4, Class AM
         4.999%, due 10/15/42.................    1,250,000     1,226,771
      LB-UBS Commercial Mortgage Trust, Series
        2004-C8, Class AJ
        4.858%, due 12/15/39..................    5,500,000     5,338,754
      Residential Funding Mortgage Securities
        4.750%, due 12/25/18..................    3,755,994     3,660,922
      Resolution Funding Corp. Strips
        3.447%, due 01/15/21..................   10,000,000     4,901,900
                                                            -------------
                                                               42,670,701
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $42,196,140)                                       42,670,701
                                                            -------------
      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.4%
      Federal Home Loan Mortgage Corp.
        4.000%, due 05/01/19..................      201,624       192,452
       5.000%, due 08/01/19-10/01/35..........   13,006,884    12,666,519
       8.500%, due 06/15/21...................      310,152       310,567
       8.000%, due 09/01/30...................       35,972        38,376
       7.500%, due 05/01/32...................      395,536       415,208
       4.500%, due 04/01/33-04/01/35..........    4,179,948     3,942,688
       5.500%, due 12/01/99(a)(b).............    2,800,000     2,774,626
      Federal National Mortgage Assoc.
        7.500%, due 02/01/16-11/01/29.........      282,620       296,956
       4.500%, due 05/01/19-04/01/20..........    5,924,070     5,774,316
       4.000%, due 08/01/19-05/01/33..........    2,510,684     2,357,356
       5.000%, due 10/01/20-11/01/35..........   16,787,292    16,285,237
       5.500%, due 09/01/24-12/01/35..........    5,691,257     5,677,234
       6.500%, due 12/01/27-05/01/32..........      769,896       790,987
       6.250%, due 05/15/29...................    3,000,000     3,545,580
       6.000%, due 04/01/35...................   11,683,728    11,804,822
       5.500%, due 12/01/99(a)(b).............   13,750,000    13,616,790
      Government National Mortgage Assoc.
        9.000%, due 08/15/08-09/15/09.........      203,813       213,897
       8.500%, due 03/15/18-05/15/18..........       55,247        59,908

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
     5.500%, due 09/15/34-12/15/35............. $  9,999,002 $  10,070,858
                                                             -------------
    Total U. S. Government Agency Mortgage
    Backed Securities
    (Cost $91,353,253)                                          90,834,377
                                                             -------------
    U. S. GOVERNMENT & AGENCY OBLIGATIONS - 47.8%
    National Archives Facility Trust, COP
      8.500%, due 09/01/19.....................    5,442,361     6,722,534
    Tennessee Valley Authority, 2000, Series G
      7.125%, due 05/01/30.....................    9,000,000    11,732,877
    U.S. Treasury Bond
      4.500%, due 11/15/15.....................    8,500,000     8,572,386
     8.875%, due 02/15/19......................    7,200,000    10,240,877
     6.250%, due 08/15/23......................   22,500,000    26,875,215
     6.875%, due 08/15/25......................    1,500,000     1,932,188
     5.250%, due 11/15/28......................   12,685,000    13,839,538
    U.S. Treasury Note
      4.125%, due 05/15/15.....................   28,800,000    28,177,891
    U.S. Treasury Strip
      3.725%, due 11/15/09.....................    7,500,000     6,317,797
     3.230%, due 02/15/27......................   28,000,000    10,605,700
     2.949%, due 11/15/27......................    3,000,000     1,102,521
                                                             -------------
    Total U. S. Government & Agency
    Obligations
    (Cost $123,570,120)                                        126,119,524
                                                             -------------
    SHORT-TERM INVESTMENT - 7.2%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/30/05 at 2.80% to
      be repurchased at $18,960,897 on
      01/03/06 collateralized by $17,265,000
      U.S. Treasury Bond 10.375% due
      11/15/12 with a value of $19,336,800
      (Cost - $18,955,000).....................   18,955,000    18,955,000
                                                             -------------

    TOTAL INVESTMENTS - 105.6%
    (Cost $276,074,513)                                        278,579,602

    Other Assets and Liabilities (net) - (5.6)%                (14,879,930)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 263,699,673
                                                             =============

(a) This security is traded on a "to-be-announced" basis.

(b) All or a portion of this security is acquired mortgage dollar roll agreement.

COP - Certificate of Participation

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



The following table summarizes the U.S. Government Securities Portfolio composition of the Portfolio's holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALIFY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        98.11%
                  Equities/Other                           1.89
                                                         ------
                  Total:                                 100.00%
                                                         ======

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                          Convertible   Disciplined    Equity
                                                                          Securities   Mid Cap Stock   Income
                                                                           Portfolio     Portfolio    Portfolio
                                                                         ------------  ------------- ------------
ASSETS
   Investments, at value (Note 2)*                                       $102,576,650   $207,544,992 $373,733,179
   Cash                                                                       112,945            441          705
   Cash denominated in foreign currencies**                                        --             --        3,091
   Receivable for investments sold                                          1,522,933     10,155,506      533,563
   Receivable for Trust shares sold                                            14,726         19,272       12,448
   Dividends receivable                                                        27,191        145,702      555,835
   Interest receivable                                                        414,321            523       64,650
   Receivable from investment adviser (Note 3)                                     --             --           --
   Other assets                                                                 4,049          9,111       15,844
                                                                         ------------  ------------- ------------
     Total assets                                                         104,672,815    217,875,547  374,919,315
                                                                         ------------  ------------- ------------
LIABILITIES
   Due to Bank                                                                     --             --           --
   Payables for:
     Investments purchased                                                    752,488     10,298,619      576,117
     Trust shares redeemed                                                    116,686        424,775      471,952
     Net variation margin on financial futures contracts (Note 7)                  --         13,750           --
     Investment advisory fee payable (Note 3)                                  51,485        124,109      217,894
     Administration fee payable                                                 7,047         10,638       35,268
     Custodian fees payable                                                     4,875          9,656       14,697
     Directors fee payable                                                      3,596          1,127        3,386
   Accrued expenses                                                            42,415         45,356       58,874
                                                                         ------------  ------------- ------------
     Total liabilities                                                        978,592     10,928,030    1,378,188
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $102,183,233   $145,659,179 $321,801,349
   Accumulated net realized gain (loss)                                    (1,397,406)    34,862,183   27,879,654
   Accumulated unrealized appreciation (depreciation) on investments,
    futures contracts and foreign currency                                  2,922,852     25,087,222   19,645,342
   Undistributed (distributions in excess of) net investment income           (14,456)     1,338,933    4,214,782
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
CAPITAL SHARES OUTSTANDING                                                  8,750,379      9,425,641   21,133,866
                                                                         ============  ============= ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                             $      11.85   $      21.96 $      17.68
                                                                         ============  ============= ============

-----------------------------------------------------------------------------------------------------------------
* Investments at cost                                                    $ 99,653,798   $182,382,606 $354,087,761
**Cost of cash denominated in foreign currencies                                   --             --        3,096

                       See notes to financial statements

                                             Managed
 Federated     Federated      Large     Allocation Series:
 High Yield      Stock         Cap          Aggressive
 Portfolio     Portfolio    Portfolio       Portfolio
------------  ----------- ------------  ------------------
$ 82,446,548  $28,039,759 $264,609,685          $5,013,371
         245       21,947          980                  --
          --           --      251,171                  --
     127,007      363,715    5,178,338                  --
       2,214           --       30,633                  --
       2,437       44,094      256,589                  --
   1,624,296           --          256                  --
          --        5,521           --               6,088
       3,761        1,327       11,352                 153
------------  ----------- ------------  ------------------
  84,206,508   28,476,363  270,339,004           5,019,612
------------  ----------- ------------  ------------------
          --           --           --               2,389
          --      207,343    3,449,505                  --
      84,832        2,764      771,801               1,095
          --           --           --                  --
      46,455       13,586      158,111                  --
       4,288        3,196       26,806                 239
      24,403        4,376       16,381               4,680
       3,362        3,386        5,362               3,058
      39,353       34,135       51,296              34,049
------------  ----------- ------------  ------------------
     202,693      268,786    4,479,262              45,510
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
$ 90,910,620  $22,347,263 $324,801,765          $4,664,363
 (13,292,629)   2,951,066  (71,642,843)              1,992
     257,402    2,544,283   12,421,832             307,747
   6,128,422      364,965      278,988                  --
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
   9,506,138    1,617,284   17,554,212             442,447
============  =========== ============  ==================
$       8.84  $     17.44 $      15.15          $    11.24
============  =========== ============  ==================

----------------------------------------------------------
$ 82,189,145  $25,495,476 $252,168,842          $4,705,624
          --           --      270,038                  --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Managed            Managed
                                                                         Allocation Series: Allocation Series:
                                                                            Conservative         Moderate
                                                                             Portfolio          Portfolio
                                                                         ------------------ ------------------
ASSETS
   Investments, at value (Note 2)*                                               $4,699,658        $21,929,434
   Cash                                                                                  --                 --
   Cash denominated in foreign currencies**                                              --                 --
   Receivable for investments sold                                                      134                 --
   Receivable for Trust shares sold                                                      --            111,636
   Dividends receivable                                                                 826              1,918
   Receivable from investment adviser (Note 3)                                        6,734              4,786
   Other assets                                                                         142                404
                                                                         ------------------ ------------------
     Total assets                                                                 4,707,494         22,048,178
                                                                         ------------------ ------------------
LIABILITIES
   Due to Bank                                                                        1,274              1,139
   Payables for:
     Investments purchased                                                               --                 --
     Trust shares redeemed                                                            1,345                 --
     Investment advisory fee payable (Note 3)                                           548              2,636
     Administration fee payable                                                         219              1,054
     Custody fees payable                                                             4,388              1,935
     Directors fee payable                                                            3,058              3,058
   Accrued expenses                                                                  35,297             35,300
                                                                         ------------------ ------------------
     Total liabilities                                                               46,129             45,122
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $4,609,118        $21,392,748
   Accumulated net realized gain (loss)                                               3,465             29,026
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             48,782            581,282
   Undistributed (distributions in excess of) net investment income                      --                 --
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
CAPITAL SHARES OUTSTANDING                                                          450,896          2,036,511
                                                                         ================== ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $    10.34        $     10.80
                                                                         ================== ==================

---------------------------------------------------------------------------------------------------------------
* Investments at cost                                                            $4,650,876        $21,348,152
**Cost of cash denominated in foreign currencies                                         --                 --

                                                                               Managed
                                                                         Allocation Series:
                                                                         Moderate-Aggressive
                                                                              Portfolio
                                                                         -------------------
ASSETS
   Investments, at value (Note 2)*                                               $25,468,544
   Cash                                                                                   --
   Cash denominated in foreign currencies**                                               --
   Receivable for investments sold                                                        --
   Receivable for Trust shares sold                                                   32,109
   Dividends receivable                                                                2,214
   Receivable from investment adviser (Note 3)                                         4,394
   Other assets                                                                          666
                                                                         -------------------
     Total assets                                                                 25,507,927
                                                                         -------------------
LIABILITIES
   Due to Bank                                                                         2,389
   Payables for:
     Investments purchased                                                                --
     Trust shares redeemed                                                                --
     Investment advisory fee payable (Note 3)                                          3,056
     Administration fee payable                                                        1,223
     Custody fees payable                                                              1,605
     Directors fee payable                                                             3,058
   Accrued expenses                                                                   34,049
                                                                         -------------------
     Total liabilities                                                                45,380
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $24,569,004
   Accumulated net realized gain (loss)                                               19,656
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             873,887
   Undistributed (distributions in excess of) net investment income                       --
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
CAPITAL SHARES OUTSTANDING                                                         2,332,100
                                                                         ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $     10.92
                                                                         ===================

--------------------------------------------------------------------------------------------
* Investments at cost                                                            $24,594,657
**Cost of cash denominated in foreign currencies                                          --

                       See notes to financial statements

       Managed
 Allocation Series:      Mercury           MFS            MFS
Moderate-Conservative Large Cap Core  Mid Cap Growth     Value
      Portfolio         Portfolio       Portfolio      Portfolio
--------------------- --------------  --------------  -----------
           $4,364,236   $130,916,211   $ 334,855,419  $78,664,791
                   --         23,594              --          875
                   --          2,633             755          235
                   --             --       1,477,618        2,520
                   --         30,030             226       42,756
                  383        119,700         139,074      148,782
                6,741             --              --           --
                  163          5,527          14,937          102
--------------------- --------------  --------------  -----------
            4,371,523    131,097,695     336,488,029   78,860,061
--------------------- --------------  --------------  -----------
                1,139             --          53,333           --
                   --             --          29,520       82,424
                1,122        110,580         996,639        5,849
                  540         85,672         217,327       46,173
                  216          8,492          19,049        5,722
                3,698          5,725          19,900        8,077
                3,058          3,362           3,655        3,362
               35,299         55,159         112,415       50,700
--------------------- --------------  --------------  -----------
               45,072        268,990       1,451,838      202,307
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
           $4,188,153   $174,252,825   $ 671,431,380  $70,117,985
                2,011    (63,422,072)   (380,025,182)     331,424
              136,287     19,708,006      43,630,662    8,208,345
                   --        289,946            (669)          --
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
              408,772     12,899,599      41,410,342    6,321,249
===================== ==============  ==============  ===========
           $    10.58   $      10.14   $        8.09  $     12.44
===================== ==============  ==============  ===========

-----------------------------------------------------------------
           $4,227,949   $111,208,205   $ 291,224,274  $70,456,069
                   --          2,688              --          234

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Mondrian           Pioneer       Pioneer
                                                                         International Stock      Fund      Mid Cap Value
                                                                              Portfolio         Portfolio     Portfolio
                                                                         -------------------  ------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $203,678,403  $ 46,423,531     $6,203,720
   Cash                                                                                  303           818            492
   Cash denominated in foreign currencies**                                               --            --            116
   Receivable for investments sold                                                        --            --         10,804
   Receivable for Trust shares sold                                                   96,141        22,335         17,741
   Unrealized appreciation on forward currency contracts (Note 8)                    488,921            --             --
   Dividends receivable                                                              177,973        82,189          6,369
   Interest receivable                                                                   367            72             15
   Receivable from investment adviser (Note 3)                                            --            --         14,704
   Other assets                                                                        5,420         1,686            284
                                                                         -------------------  ------------  -------------
     Total assets                                                                204,447,528    46,530,631      6,254,245
                                                                         -------------------  ------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --            --         56,040
     Trust shares redeemed                                                           728,580        24,960              8
     Investment advisory fee payable (Note 3)                                        121,614        29,396          3,813
     Administration fee payable                                                       11,174         2,352            305
     Custodian fees payable                                                           17,645         2,646             --
     Directors fee payable                                                             2,580         2,046          3,058
   Accrued expenses                                                                   47,995        23,369         40,906
                                                                         -------------------  ------------  -------------
     Total liabilities                                                               929,588        84,769        104,130
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $190,803,824  $ 51,067,297     $5,894,007
   Accumulated net realized gain (loss)                                          (15,024,628)  (13,240,392)        (8,782)
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                          22,751,863     8,229,029        264,753
   Undistributed (distributions in excess of) net investment income                4,986,881       389,928            137
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
CAPITAL SHARES OUTSTANDING                                                        16,275,354     3,643,620        570,752
                                                                         ===================  ============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                    $      12.50  $      12.75     $    10.78
                                                                         ===================  ============  =============

--------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                           $181,410,140  $ 38,194,502     $5,938,967
**Cost of cash denominated in foreign currencies                                          --            --            116

                       See notes to financial statements

Style Focus Series:  Style Focus Series:  Travelers    U.S. Government
 Small Cap Growth      Small Cap Value   Quality Bond    Securities
     Portfolio            Portfolio       Portfolio       Portfolio
-------------------  ------------------- ------------  ---------------
         $5,923,932           $5,553,260 $177,479,341     $278,579,602
            167,592               25,484       12,247               99
                 --                   --           --               --
              3,351                   --           --               --
             10,603               11,631        8,925           16,495
              2,159                8,808           --               --
                 --                   27    1,997,532        1,841,288
              9,184                5,566           --               --
                303                  279        8,170           10,964
-------------------  ------------------- ------------  ---------------
          6,117,124            5,605,055  179,506,215      280,448,448
-------------------  ------------------- ------------  ---------------
              8,020              227,344           --       16,317,110
                 82                   74      272,777          285,339
              4,374                   --       49,105           71,444
                307                  265        8,812           13,237
              9,400                  792        9,996            6,128
              3,058                3,058        2,734            2,734
             16,914               41,020       58,175           52,783
-------------------  ------------------- ------------  ---------------
             42,155              272,553      401,599       16,748,775
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
         $5,619,057           $4,967,243 $178,071,754     $247,368,938
             13,861               25,524   (4,496,317)       3,262,948
            458,008              337,219   (1,647,348)       2,505,089
            (15,957)               2,516    7,176,527       10,562,698
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
            536,576              476,328   15,980,535       19,846,722
===================  =================== ============  ===============
         $    11.32           $    11.20 $      11.21     $      13.29
===================  =================== ============  ===============

----------------------------------------------------------------------
         $5,465,923           $5,216,041 $179,126,689     $276,074,513
                 --                   --           --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                   Convertible   Disciplined      Equity
                                                                                   Securities   Mid Cap Stock     Income
                                                                                    Portfolio     Portfolio      Portfolio
                                                                                   -----------  -------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $   834,733   $  2,874,888  $  7,002,421
    Interest                                                                         2,579,219         78,697       213,086
                                                                                   -----------  -------------  ------------
       Total investment income                                                       3,413,952      2,953,585     7,215,507
                                                                                   -----------  -------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                   628,179      1,383,571     2,668,019
    Administration fees                                                                 62,818        118,592       217,973
    Custody and accounting fees                                                         20,933         32,145        79,928
    Audit                                                                               22,270         22,122        22,254
    Legal                                                                               17,930         20,167        28,353
    Trustee fees and expenses                                                            9,678          9,178        11,568
    Shareholder reporting                                                               19,810         22,325        30,492
    Insurance                                                                            4,505          7,928        13,988
    Other                                                                                   82            701         1,001
                                                                                   -----------  -------------  ------------
       Total expenses                                                                  786,205      1,616,729     3,073,576
       Less fees waived and expenses reimbursed by the adviser                              --             --            --
                                                                                   -----------  -------------  ------------
    Net expenses                                                                       786,205      1,616,729     3,073,576
                                                                                   -----------  -------------  ------------
    Net investment income (loss)                                                     2,627,747      1,336,856     4,141,931
                                                                                   -----------  -------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   1,646,578     34,704,113    28,154,562
       Futures contracts                                                                    --        238,621            --
       Foreign currency related transactions                                                --             --           230
                                                                                   -----------  -------------  ------------
          Net realized gain (loss) on investments, futures contracts and
            foreign currency related transactions                                    1,646,578     34,942,734    28,154,792
                                                                                   -----------  -------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                                          6,849,799     38,090,382    35,699,379
          End of year                                                                2,922,852     25,087,222    19,645,342
                                                                                   -----------  -------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                               (3,926,947)   (13,003,160)  (16,054,037)
                                                                                   -----------  -------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                        (2,280,369)    21,939,574    12,100,755
                                                                                   -----------  -------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   347,378   $ 23,276,430  $ 16,242,686
                                                                                   ===========  =============  ============

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     2,048   $        132  $     35,651
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.

                       See notes to financial statements

                                            Managed
 Federated    Federated      Large     Allocation Series:
 High Yield     Stock         Cap          Aggressive
 Portfolio    Portfolio    Portfolio       Portfolio*
-----------  -----------  -----------  ------------------
$    27,124  $   647,734  $ 2,474,365            $  5,187(a)
  6,940,786        3,449       62,205                 101
-----------  -----------  -----------  ------------------
  6,967,910      651,183    2,536,570               5,288
-----------  -----------  -----------  ------------------
    555,974      188,301    1,947,041               2,962
     51,321       18,077      156,185               1,185
     58,153       15,344       54,677               7,967
     22,103       22,109       22,254              14,938
     22,895       24,674       24,590              15,040
      9,244        9,268       11,544               6,639
     17,305       12,533       23,913               9,960
      3,375        1,228        8,761                  --
        310          205           --               2,489
-----------  -----------  -----------  ------------------
    740,680      291,739    2,248,965              61,180
         --       (5,521)          --             (54,268)
-----------  -----------  -----------  ------------------
    740,680      286,218    2,248,965               6,912
-----------  -----------  -----------  ------------------
  6,227,230      364,965      287,605              (1,624)
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,957,564               8,791
         --           --           --                  --
         --           --        2,519                  --
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,960,083               8,791
-----------  -----------  -----------  ------------------
  3,693,290    5,134,178   20,929,735                  --
    257,402    2,544,283   12,421,832             307,747
-----------  -----------  -----------  ------------------
 (3,435,888)  (2,589,895)  (8,507,903)            307,747
-----------  -----------  -----------  ------------------
 (4,089,853)   1,147,937   21,452,180             316,538
-----------  -----------  -----------  ------------------
$ 2,137,377  $ 1,512,902  $21,739,785            $314,914
===========  ===========  ===========  ==================

------------------------------------------------------------
$        --  $        --  $    11,631            $     --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                       Managed               Managed
                                                                                  Allocation Series:    Allocation Series:
                                                                                     Conservative            Moderate
                                                                                      Portfolio*            Portfolio*
                                                                                  ------------------    ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                           $ 31,388(a)           $125,647(a)
    Interest                                                                                     111                   422
                                                                                  ------------------    ------------------
       Total investment income                                                                31,499               126,069
                                                                                  ------------------    ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                           2,535                10,031
    Administration fees                                                                        1,014                 4,013
    Custody and accounting fees                                                                7,967                 7,967
    Audit                                                                                     14,938                14,938
    Legal                                                                                     15,040                15,040
    Trustee fees and expenses                                                                  6,639                 6,639
    Shareholder reporting                                                                      9,960                 9,960
    Insurance                                                                                     --                    --
    Other                                                                                      2,489                 2,489
                                                                                  ------------------    ------------------
       Total expenses                                                                         60,582                71,077
       Less fees waived and expenses reimbursed by the adviser                               (54,666)              (47,670)
                                                                                  ------------------    ------------------
    Net expenses                                                                               5,916                23,407
                                                                                  ------------------    ------------------
    Net investment income (loss)                                                              25,583               102,662
                                                                                  ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            11,874                45,618
       Foreign currency related transactions                                                      --                    --
                                                                                  ------------------    ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              11,874                45,618
                                                                                  ------------------    ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --                    --
          End of period                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                   60,656               626,900
                                                                                  ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 86,239              $729,562
                                                                                  ==================    ==================

------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                          $     --              $     --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                                                                                       Managed
                                                                                  Allocation Series:
                                                                                      Moderate-
                                                                                      Aggressive
                                                                                      Portfolio*
                                                                                  ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $  144,137(a)
    Interest                                                                                   1,068
                                                                                  ------------------
       Total investment income                                                               145,205
                                                                                  ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          12,733
    Administration fees                                                                        5,093
    Custody and accounting fees                                                                7,967
    Audit                                                                                     14,938
    Legal                                                                                     15,040
    Trustee fees and expenses                                                                  6,639
    Shareholder reporting                                                                      9,960
    Insurance                                                                                     --
    Other                                                                                      2,489
                                                                                  ------------------
       Total expenses                                                                         74,859
       Less fees waived and expenses reimbursed by the adviser                               (45,149)
                                                                                  ------------------
    Net expenses                                                                              29,710
                                                                                  ------------------
    Net investment income (loss)                                                             115,495
                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            32,305
       Foreign currency related transactions                                                      --
                                                                                  ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              32,305
                                                                                  ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --
          End of period                                                                      873,887
                                                                                  ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      873,887
                                                                                  ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                  906,192
                                                                                  ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $1,021,687
                                                                                  ==================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $       --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                       See notes to financial statements

     Managed
Allocation Series:
    Moderate-            Mercury           MFS
   Conservative       Large Cap Core  Mid Cap Growth     MFS Value
    Portfolio*          Portfolio       Portfolio        Portfolio
------------------    --------------  --------------    ----------
          $ 25,270(a)    $ 1,443,578    $  1,385,460    $1,450,221
               163             1,349         189,621        60,640
------------------    --------------  --------------    ----------
            25,433         1,444,927       1,575,081     1,510,861
------------------    --------------  --------------    ----------
             2,684           980,510       2,395,094       465,377
             1,074            75,910         191,049        38,619
             7,967            19,753          57,605        51,546
            14,938            22,071          22,240        21,774
            15,040            18,037          30,301        21,816
             6,639             9,444           9,537         9,544
             9,960            24,111          42,703        24,224
                --             5,028          12,641         2,398
             2,489               308          31,642         9,324
------------------    --------------  --------------    ----------
            60,791         1,155,172       2,792,812       644,622
           (54,527)               --              --        (6,348)
------------------    --------------  --------------    ----------
             6,264         1,155,172       2,792,812       638,274
------------------    --------------  --------------    ----------
            19,169           289,755      (1,217,731)      872,587
------------------    --------------  --------------    ----------
             3,779        14,200,937      37,460,773     3,413,463
                --               191         (26,509)        1,490
------------------    --------------  --------------    ----------
             3,779        14,201,128      37,434,264     3,414,953
------------------    --------------  --------------    ----------
                --        19,749,091      40,384,036     8,155,853
           136,287        19,708,006      18,862,117(b)  8,208,345
------------------    --------------  --------------    ----------
           136,287           (41,085)    (21,521,919)       52,492
------------------    --------------  --------------    ----------
           140,066        14,160,043      15,912,345     3,467,445
------------------    --------------  --------------    ----------
          $159,235       $14,449,798    $ 14,694,614    $4,340,032
==================    ==============  ==============    ==========

-------------------------------------------------------------------
          $     --       $        --    $      8,771    $   14,335
                --                --              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                      Mondrian         Pioneer      Pioneer
                                                                                 International Stock    Fund     Mid Cap Value
                                                                                      Portfolio       Portfolio   Portfolio*
                                                                                 -------------------  ---------- -------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $ 5,970,098  $  742,957      $ 39,724
    Interest (2)                                                                             201,070      27,901         3,166
                                                                                 -------------------  ---------- -------------
       Total investment income                                                             6,171,168     770,858        42,890
                                                                                 -------------------  ---------- -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,410,238     283,477        22,433
    Administration fees                                                                      113,955      22,678         1,795
    Custody and accounting fees                                                              113,340      15,742        11,951
    Audit                                                                                     22,053      21,988        19,918
    Legal                                                                                     25,168      20,468        15,040
    Trustee fees and expenses                                                                  8,462       9,688         6,639
    Shareholder reporting                                                                     22,914       4,804        11,951
    Insurance                                                                                  7,750       1,532            --
    Other                                                                                     11,079         553         2,487
                                                                                 -------------------  ---------- -------------
       Total expenses                                                                      1,734,959     380,930        92,214
       Less fees waived and expenses reimbursed by the adviser                                    --          --       (62,305)
                                                                                 -------------------  ---------- -------------
    Net expenses                                                                           1,734,959     380,930        29,909
                                                                                 -------------------  ---------- -------------
    Net investment income (loss)                                                           4,436,209     389,928        12,981
                                                                                 -------------------  ---------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        20,942,418     805,103        90,270
       Foreign currency related transactions                                                (161,358)         --            --
                                                                                 -------------------  ---------- -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                          20,781,060     805,103        90,270
                                                                                 -------------------  ---------- -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                             29,915,254   6,944,228            --
          End of period                                                                   22,751,863   8,229,029       264,753
                                                                                 -------------------  ---------- -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                   (7,163,391)  1,284,801       264,753
                                                                                 -------------------  ---------- -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                               13,617,669   2,089,904       355,023
                                                                                 -------------------  ---------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $18,053,878  $2,479,832      $368,004
                                                                                 ===================  ========== =============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $   739,494  $    7,038      $     89
(2)Interest income includes security lending income of:                                      113,461          --            --
 *For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

Style Focus Series:  Style Focus Series:   Travelers    U.S. Government
 Small Cap Growth      Small Cap Value    Quality Bond    Securities
    Portfolio*           Portfolio*        Portfolio       Portfolio
-------------------  -------------------  ------------  ---------------
           $ 10,220             $ 51,131   $        --      $        --
              5,140                2,137     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             15,360               53,268     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             26,177               22,380       596,346          809,925
              1,848                1,628       110,674          150,311
             23,902               23,902        28,870           27,166
             19,918               19,918        22,004           22,048
             15,040               15,040        29,596           25,384
              6,639                6,639         8,915            8,615
             11,951               11,951        20,741           15,959
                 --                   --         8,676           11,569
              2,489                2,489           526              651
-------------------  -------------------  ------------  ---------------
            107,964              103,947       826,348        1,071,628
            (74,088)             (74,107)           --               --
-------------------  -------------------  ------------  ---------------
             33,876               29,840       826,348        1,071,628
-------------------  -------------------  ------------  ---------------
            (18,516)              23,428     6,632,554       10,562,706
-------------------  -------------------  ------------  ---------------
            130,603               81,224      (703,128)       3,263,108
                (83)                  --            --               --
-------------------  -------------------  ------------  ---------------
            130,520               81,224      (703,128)       3,263,108
-------------------  -------------------  ------------  ---------------
                 --                   --     1,269,180        6,322,679
            458,008              337,219    (1,647,348)       2,505,089
-------------------  -------------------  ------------  ---------------
            458,008              337,219    (2,916,528)      (3,817,590)
-------------------  -------------------  ------------  ---------------
            588,528              418,443    (3,619,656)        (554,482)
-------------------  -------------------  ------------  ---------------
           $570,012             $441,871   $ 3,012,898      $10,008,224
===================  ===================  ============  ===============

------------------------------------------------------------------------
           $     29             $    155   $        --      $        --
                 --                   --            --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                         Convertible
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  2,627,747  $  2,342,782
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                1,646,578       976,485
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                 (3,926,947)    2,664,418
                                                                                 ------------  ------------  -
    Net increase in net assets resulting from operations                              347,378     5,983,685
                                                                                 ------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                     (2,701,552)   (2,307,074)
    From net realized gains                                                        (1,863,687)           --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (4,565,239)   (2,307,074)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      12,333,791    33,647,713
    Net asset value of shares issued through dividend reinvestment                  4,565,239     2,307,074
    Cost of shares repurchased                                                    (18,294,511)   (6,655,212)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          (1,395,481)   29,299,575
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,613,342)   32,976,186
    Net assets at beginning of year                                               109,307,565    76,331,379
                                                                                 ------------  ------------
    Net assets at end of year                                                    $103,694,223  $109,307,565
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $    (14,456) $     40,111
                                                                                 ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                         Disciplined
                                                                                   Mid Cap Stock Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  1,336,856  $    497,527
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                               34,942,734    15,193,127
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                (13,003,160)   11,904,347
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           23,276,430    27,595,001
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --      (508,893)
    From net realized gains                                                        (2,217,847)   (5,360,391)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (2,217,847)   (5,869,284)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      16,734,545    24,387,730
    Net asset value of shares issued through dividend reinvestment                  2,217,847     5,869,284
    Cost of shares repurchased                                                    (30,891,516)  (19,071,361)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (11,939,124)   11,185,653
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             9,119,459    32,911,370
    Net assets at beginning of year                                               197,828,058   164,916,688
                                                                                 ------------  ------------
    Net assets at end of year                                                    $206,947,517  $197,828,058
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  1,338,933  $      7,623
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Equity                         Federated
     Income Portfolio              High Yield Portfolio
--------------------------      --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,  December 31,      December 31,  December 31,
    2005         2004*              2005         2004*
----------------------------    ---------------------------
$  4,141,931  $  4,306,673      $  6,227,230  $  5,946,244
  28,154,792    14,556,038          (653,965)    1,202,342
 (16,054,037)   13,069,565        (3,435,888)      749,397
------------  ------------  -   ------------  ------------
  16,242,686    31,932,276         2,137,377     7,897,983
------------  ------------  -   ------------  ------------
          --    (4,384,748)               --    (6,213,875)
  (5,182,603)  (15,860,220)               --            --
------------  ------------      ------------  ------------
  (5,182,603)  (20,244,968)               --    (6,213,875)
------------  ------------      ------------  ------------
  38,173,570    49,762,623         9,104,584    14,459,403
   5,182,603    20,244,968                --     6,213,875
 (39,717,590)  (20,346,265)      (14,175,437)  (11,216,237)
------------  ------------      ------------  ------------
   3,638,583    49,661,326        (5,070,853)    9,457,041
------------  ------------      ------------  ------------
  14,698,666    61,348,634        (2,933,476)   11,141,149
 358,842,461   297,493,827        86,937,291    75,796,142
------------  ------------      ------------  ------------
$373,541,127  $358,842,461      $ 84,003,815  $ 86,937,291
============  ============      ============  ============
$  4,214,782  $     78,439      $  6,128,422  $   (263,984)
============  ============      ============  ============

-----------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005




                                                      Federated                    Large Cap
                                                   Stock Portfolio                 Portfolio
                                              ------------------------    --------------------------
                                               Year Ended   Year Ended     Year Ended    Year Ended
                                              December 31, December 31,   December 31,  December 31,
                                                  2005        2004*           2005         2004*
                                              --------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $   364,965  $   444,940    $    287,605  $  1,991,693
   Net realized gain on investments and
       foreign currency related transactions    3,737,832    1,268,513      29,960,083     7,905,466
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions   (2,589,895)   1,454,617      (8,507,903)    7,153,395
                                              -----------  -----------    ------------  ------------
   Net increase in net assets resulting from
       operations                               1,512,902    3,168,070      21,739,785    17,050,554
                                              -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          --     (451,992)             --    (2,103,304)
   From net realized gains                             --           --              --            --
                                              -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                   --     (451,992)             --    (2,103,304)
                                              -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
   Proceeds from shares sold                      931,671    2,342,984      15,406,305    54,371,360
   Net asset value of shares issued through
       dividend reinvestment                           --      451,992              --     2,103,304
   Cost of shares repurchased                  (6,775,891)  (4,775,545)    (39,446,770)  (31,061,137)
                                              -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions         (5,844,220)  (1,980,569)    (24,040,465)   25,413,527
                                              -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,331,318)     735,509      (2,300,680)   40,360,777
   Net assets at beginning of period           32,538,895   31,803,386     268,160,422   227,799,645
                                              -----------  -----------    ------------  ------------
   Net assets at end of period                $28,207,577  $32,538,895    $265,859,742  $268,160,422
                                              ===========  ===========    ============  ============
   Net assets at end of period includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $   364,965  $        --    $    278,988  $        135
                                              ===========  ===========    ============  ============

-----------------------------------------------------------------------------------------------------
* Audited by other Independent Registered
  Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations)
  through December 31, 2005.

                       See notes to financial statements

     Managed             Managed               Managed              Managed
Allocation Series:  Allocation Series:    Allocation Series:  Allocation Series:
    Aggressive         Conservative            Moderate       Moderate-Aggressive
    Portfolio           Portfolio             Portfolio            Portfolio
------------------  ------------------    ------------------  -------------------
   Period Ended        Period Ended          Period Ended        Period Ended
   December 31,        December 31,          December 31,        December 31,
      2005**              2005**                2005**              2005**
------------------  ------------------    ------------------  -------------------
        $   (1,624)         $   25,583           $   102,662          $   115,495
             8,791              11,874                45,618               32,305
           307,747              48,782               581,282              873,887
        ----------          ----------           -----------          -----------
           314,914              86,239               729,562            1,021,687
        ----------          ----------           -----------          -----------
                --             (25,570)             (102,686)            (115,513)
            (5,175)             (8,422)              (16,568)             (12,631)
        ----------          ----------           -----------          -----------
            (5,175)            (33,992)             (119,254)            (128,144)
        ----------          ----------           -----------          -----------
         4,829,038           5,099,817            21,951,635           25,017,438
             5,175              33,992               119,254              128,144
          (169,850)           (524,691)             (678,141)            (576,578)
        ----------          ----------           -----------          -----------
         4,664,363           4,609,118            21,392,748           24,569,004
        ----------          ----------           -----------          -----------
         4,974,102           4,661,365            22,003,056           25,462,547
                --                  --                    --                   --
        ----------          ----------           -----------          -----------
        $4,974,102          $4,661,365           $22,003,056          $25,462,547
        ==========          ==========           ===========          ===========
        $       --          $       --           $        --          $        --
        ==========          ==========           ===========          ===========

----------------------------------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                        Managed Allocation Series:
                                                                                      Moderate-Conservative Portfolio
                                                                                      -------------------------------
                                                                                               Period Ended
                                                                                               December 31,
                                                                                                  2005**
                                                                                      --------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                $   19,169
    Net realized gain on investments and foreign currency related transactions                       3,779
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                               136,287
                                                                                                ----------
    Net increase in net assets resulting from operations                                           159,235
                                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     (19,171)
    From net realized gains                                                                         (1,766)
                                                                                                ----------
    Net decrease in net assets resulting from distributions                                        (20,937)
                                                                                                ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                                    4,186,360
    Net asset value of shares issued through acquisition                                                --
    Net asset value of shares issued through dividend reinvestment                                  20,937
    Cost of shares repurchased                                                                     (19,144)
                                                                                                ----------
    Net increase (decrease) in net assets from capital share transactions                        4,188,153
                                                                                                ----------
TOTAL INCREASE IN NET ASSETS                                                                     4,326,451
    Net assets at beginning of period                                                                   --
                                                                                                ----------
    Net assets at end of period                                                                 $4,326,451
                                                                                                ==========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                                         $       --
                                                                                                ==========

------------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                                                                                                Mercury
                                                                                       Large Cap Core Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ---------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $    289,755  $    589,652
    Net realized gain on investments and foreign currency related transactions          14,201,128     3,315,382
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                       (41,085)   13,604,210
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                14,449,798    17,509,244
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                  --      (649,324)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                                     --      (649,324)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                            8,098,367     6,563,038
    Net asset value of shares issued through acquisition                                        --            --
    Net asset value of shares issued through dividend reinvestment                              --       649,324
    Cost of shares repurchased                                                         (17,219,174)  (13,772,846)
                                                                                      ------------  ------------
    Net increase (decrease) in net assets from capital share transactions               (9,120,807)   (6,560,484)
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                             5,328,991    10,299,436
    Net assets at beginning of period                                                  125,499,714   115,200,278
                                                                                      ------------  ------------
    Net assets at end of period                                                       $130,828,705  $125,499,714
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $    289,946  $         --
                                                                                      ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

            MFS                           MFS
 Mid Cap Growth Portfolio           Value Portfolio
----------------------------  ---------------------------
 Year Ended    Year Ended      Year Ended    Year Ended
December 31,  December 31,    December 31,  December 31,
    2005         2004*            2005         2004*
----------------------------  ---------------------------
$ (1,217,731) $ (1,280,375)    $   872,587   $   509,059
  37,434,264    21,210,374       3,414,953     2,337,323
 (21,521,919)    6,180,871          52,492     3,327,650
------------  ------------     -----------   -----------
  14,694,614    26,110,870       4,340,032     6,174,032
------------  ------------     -----------   -----------
          --            --        (869,869)     (510,816)
          --            --      (3,134,554)     (389,047)
------------  ------------     -----------   -----------
          --            --      (4,004,423)     (899,863)
------------  ------------     -----------   -----------
   7,809,074    16,179,515      31,389,149     9,087,552
 157,413,642            --              --            --
          --            --       4,004,423       899,863
 (55,470,667)  (24,308,636)     (4,323,830)   (8,137,170)
------------  ------------     -----------   -----------
 109,752,049    (8,129,121)     31,069,742     1,850,245
------------  ------------     -----------   -----------
 124,446,663    17,981,749      31,405,351     7,124,414
 210,589,528   192,607,779      47,252,403    40,127,989
------------  ------------     -----------   -----------
$335,036,191  $210,589,528     $78,657,754   $47,252,403
============  ============     ===========   ===========
$       (669) $         --     $        --   $       908
============  ============     ===========   ===========

---------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                               Mondrian
                                                                                          International Stock
                                                                                               Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ------------  ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $  4,436,209  $  2,138,466
    Net realized gain on investments and foreign currency related transactions          20,781,060    13,861,266
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            (7,163,391)    8,410,207
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                18,053,878    24,409,939
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                            (100,497)   (2,613,383)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                               (100,497)   (2,613,383)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                           28,572,300    53,475,176
    Net asset value of shares issued through dividend reinvestment                         100,497     2,613,383
    Cost of shares repurchased                                                         (24,282,412)  (24,585,856)
                                                                                      ------------  ------------
    Net increase in net assets from capital share transactions                           4,390,385    31,502,703
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                            22,343,766    53,299,259
    Net assets at beginning of period                                                  181,174,174   127,874,915
                                                                                      ------------  ------------
    Net assets at end of period                                                       $203,517,940  $181,174,174
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $  4,986,881  $   (547,069)
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.


                                                                                       Pioneer Fund Portfolio
                                                                                      ------------------------
                                                                                       Year Ended   Year Ended
                                                                                      December 31, December 31,
                                                                                          2005        2004*
                                                                                      ------------ ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $   389,928  $   284,182
    Net realized gain on investments and foreign currency related transactions            805,103      655,645
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            1,284,801    2,315,841
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations                                2,479,832    3,255,668
                                                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                 --     (285,115)
    From net realized gains                                                                    --           --
                                                                                      -----------  -----------
    Net decrease in net assets resulting from distributions                                    --     (285,115)
                                                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                          14,587,987    5,455,069
    Net asset value of shares issued through dividend reinvestment                             --      285,115
    Cost of shares repurchased                                                         (3,255,212)  (3,478,475)
                                                                                      -----------  -----------
    Net increase in net assets from capital share transactions                         11,332,775    2,261,709
                                                                                      -----------  -----------
TOTAL INCREASE IN NET ASSETS                                                           13,812,607    5,232,262
    Net assets at beginning of period                                                  32,633,255   27,400,993
                                                                                      -----------  -----------
    Net assets at end of period                                                       $46,445,862  $32,633,255
                                                                                      ===========  ===========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $   389,928  $        --
                                                                                      ===========  ===========

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

   Pioneer    Style Focus Series: Style Focus Series:
Mid Cap Value  Small Cap Growth     Small Cap Value
  Portfolio        Portfolio           Portfolio
------------- ------------------- -------------------
Period Ended     Period Ended        Period Ended
December 31,     December 31,        December 31,
   2005**           2005**              2005**
------------- ------------------- -------------------
 $   12,981       $  (18,516)         $   23,428
     90,270          130,520              81,224

    264,753          458,008             337,219
 ----------       ----------          ----------
    368,004          570,012             441,871
 ----------       ----------          ----------
    (12,844)              --             (20,912)
    (99,052)        (114,100)            (55,700)
 ----------       ----------          ----------
   (111,896)        (114,100)            (76,612)
 ----------       ----------          ----------
  6,050,498        5,811,149           5,016,436
    111,896          114,100              76,612
   (268,387)        (306,192)           (125,805)
 ----------       ----------          ----------
  5,894,007        5,619,057           4,967,243
 ----------       ----------          ----------
  6,150,115        6,074,969           5,332,502
         --               --                  --
 ----------       ----------          ----------
 $6,150,115       $6,074,969          $5,332,502
 ==========       ==========          ==========
 $      137       $  (15,957)         $    2,516
 ==========       ==========          ==========

-----------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                      Travelers Quality
                                                                                       Bond Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  6,632,554  $  7,188,168
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                  (703,128)      865,318
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (2,916,528)   (1,671,033)
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                            3,012,898     6,382,453
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --    (8,995,106)
    From net realized gains                                                                --            --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                                --    (8,995,106)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      19,925,046    16,645,993
    Net asset value of shares issued through dividend reinvestment                         --     8,995,106
    Cost of shares repurchased                                                    (33,148,315)  (42,786,580)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (13,223,269)  (17,145,481)
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (10,210,371)  (19,758,134)
    Net assets at beginning of year                                               189,314,987   209,073,121
                                                                                 ------------  ------------
    Net assets at end of year                                                    $179,104,616  $189,314,987
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  7,176,527  $ (1,564,284)
                                                                                 ============  ============

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                       U.S. Government
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $ 10,562,706  $  9,421,050
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 3,263,108       409,444
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (3,817,590)    3,571,197
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           10,008,224    13,401,691
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                           (194)   (9,496,007)
    From net realized gains                                                          (239,219)     (413,800)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                          (239,413)   (9,909,807)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      65,826,941    33,869,285
    Net asset value of shares issued through dividend reinvestment                    239,413     9,909,807
    Cost of shares repurchased                                                    (28,456,411)  (40,832,013)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          37,609,943     2,947,079
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            47,378,754     6,438,963
    Net assets at beginning of year                                               216,320,919   209,881,956
                                                                                 ------------  ------------
    Net assets at end of year                                                    $263,699,673  $216,320,919
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $ 10,562,698  $        186
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
    CONVERTIBLE SECURITIES PORTFOLIO        ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $12.35        $0.31 (a)        $(0.27)   $  0.04    $(0.32)      $(0.22)
      12/31/2004++                              11.87         0.27 (a)       0.48 (a)      0.75     (0.27)           --
      12/31/2003++                               9.67         0.39 (a)       2.15 (a)      2.54     (0.34)           --
      12/31/2002++                              11.32         0.45 (a)      (1.26)(a)    (0.81)     (0.77)       (0.07)
      12/31/2001++                              12.06      0.47 (a)(c)   (0.56)(a)(c)    (0.09)     (0.21)       (0.44)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    DISCIPLINED MID CAP STOCK PORTFOLIO     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $19.76        $0.14 (a)     $ 2.29 (a)   $  2.43    $    --      $(0.23)
      12/31/2004++                              17.49         0.05 (a)       2.82 (a)      2.87     (0.05)       (0.55)
      12/31/2003++                              13.11             0.05           4.38      4.43     (0.05)           --
      12/31/2002++                              15.41             0.03         (2.23)    (2.20)     (0.08)       (0.02)
      12/31/2001++                              17.26         0.06 (a)      (0.78)(a)    (0.72)     (0.04)         1.09
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    EQUITY INCOME PORTFOLIO                 ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $17.17        $0.19 (a)     $ 0.56 (a)   $  0.75    $    --      $(0.24)
      12/31/2004++                              16.59             0.21           1.39      1.60     (0.22)       (0.80)
      12/31/2003++                              12.75             0.14           3.83      3.97     (0.13)           --
      12/31/2002++                              14.99         0.16 (a)      (2.25)(a)    (2.09)     (0.15)           --
      12/31/2001++                              16.26         0.20 (a)      (1.27)(a)    (1.07)     (0.16)       (0.04)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED HIGH YIELD PORTFOLIO          ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $ 8.62        $0.63 (a)     $(0.41)(a)   $  0.22    $    --      $    --
      12/31/2004++                               8.41             0.64           0.23      0.87     (0.66)           --
      12/31/2003++                               7.37         0.65 (a)       1.00 (a)      1.65     (0.61)           --
      12/31/2002++                               8.55         0.74 (a)      (0.46)(a)      0.28     (1.46)           --
      12/31/2001++                               9.50      0.97 (a)(c)   (0.77)(a)(c)      0.20     (1.15)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED STOCK PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $16.56        $0.20 (a)     $ 0.68 (a)   $  0.88    $    --      $    --
      12/31/2004++                              15.19             0.23           1.37      1.60     (0.23)           --
      12/31/2003++                              12.06             0.20           3.13      3.33     (0.20)           --
      12/31/2002++                              15.40             0.16         (3.13)    (2.97)     (0.37)           --
      12/31/2001++                              15.99             0.16           0.11      0.27     (0.20)       (0.66)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    LARGE CAP PORTFOLIO                     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $13.93        $0.02 (a)     $ 1.20 (a)   $  1.22    $    --      $    --
      12/31/2004++                              13.18             0.10           0.76      0.86     (0.11)           --
      12/31/2003++                              10.61             0.05           2.57      2.62     (0.05)           --
      12/31/2002++                              13.82         0.05 (a)      (3.20)(a)    (3.15)     (0.06)           --
      12/31/2001++                              16.81         0.07 (a)      (2.98)(a)    (2.91)     (0.07)       (0.01)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share for the Convertible Securities Portfolio. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Federated High Yield Portfolio.
++ Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF YEAR        AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.54)     $11.85       0.34 %          $104          0.75%       0.75%           2.51%         150%
    (0.27)      12.35         6.29           109        0.74(b)        0.75            2.50          32
    (0.34)      11.87        26.26            76           0.78        0.78            3.61          44
    (0.84)       9.67       (6.99)            49        0.80(b)        0.81            4.36          46
    (0.65)      11.32       (0.82)            50           0.79        0.79         3.95(c)          56
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.23)     $21.96      12.42 %          $207          0.82%       0.82%           0.68%         116%
    (0.60)      19.76        16.45           198        0.80(b)        0.82            0.28          91
    (0.05)      17.49        33.75           165           0.82        0.82            0.38          61
    (0.10)      13.11      (14.32)           111           0.85        0.85            0.23          67
    (1.13)      15.41       (4.02)           113           0.83        0.83            0.37          40
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.24)     $17.68       4.47 %          $374          0.85%       0.85%           1.14%         150%
    (1.02)      17.17         9.88           359        0.85(b)        0.86            1.35         119
    (0.13)      16.59        31.17           297           0.87        0.87            1.11         141
    (0.15)      12.75      (13.94)           191           0.84        0.84            1.14         131
    (0.20)      14.99       (6.61)           200           0.85        0.85            1.28         121
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.84       2.55 %          $ 84          0.87%       0.87%           7.28%          36%
    (0.66)       8.62        10.38            87        0.83(b)        0.87            7.42          38
    (0.61)       8.41        22.39            76           0.90        0.90            7.93          57
    (1.46)       7.37         3.72            48           0.89        0.89            9.09          58
    (1.15)       8.55         1.94            40           0.89        0.89        10.45(c)          44
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $17.44       5.31 %          $ 28          0.95%       0.97%           1.21%          44%
    (0.23)      16.56        10.55            33           0.83        0.94            1.42          31
    (0.20)      15.19        27.61            32           0.91        0.91            1.50          41
    (0.37)      12.06      (19.32)            27           0.84        0.84            1.14          13
    (0.86)      15.40         1.67            44           0.81        0.81            0.99          14
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $15.15       8.69 %          $266          0.86%       0.86%           0.11%         217%
    (0.11)      13.93         6.52           268        0.86(b)        0.86            0.81          56
    (0.05)      13.18        24.67           228           0.86        0.86            0.43          60
    (0.06)      10.61      (22.79)           180           0.85        0.85            0.44          95
    (0.08)      13.82      (17.33)           249           0.83        0.83            0.50         131
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                           NET ASSET                   NET REALIZED/             DIVIDENDS
                                                           VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                           BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $(0.01)(a)(d)    $ 1.26 (a)    $  1.25    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.30 (a)    $  0.42    $(0.06)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.14 (a)(d)    $ 0.72 (a)    $  0.86    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.86 (a)    $  0.98    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.09 (a)(d)    $ 0.54 (a)    $  0.63    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 9.05    $    0.02 (a)    $ 1.07 (a)    $  1.09    $    --
  12/31/2004++                                                  7.85             0.04          1.21       1.25     (0.05)
  12/31/2003++                                                  6.52             0.05          1.33       1.38     (0.05)
  12/31/2002++                                                  8.77         0.03 (a)     (2.23)(a)     (2.20)     (0.05)
  12/31/2001++                                                 12.15         0.01 (a)     (2.74)(a)     (2.73)        --+
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS MID CAP GROWTH PORTFOLIO                               ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 7.85    $   (0.03)(a)    $ 0.27 (a)    $  0.24    $    --
  12/31/2004++                                                  6.88        (0.05)(a)      1.02 (a)       0.97         --
  12/31/2003++                                                  5.02           (0.03)          1.89       1.86         --
  12/31/2002++                                                  9.81        (0.04)(a)     (4.75)(a)     (4.79)         --
  12/31/2001++                                                 16.75        (0.06)(a)     (3.90)(a)     (3.96)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS VALUE PORTFOLIO                                        ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $12.32    $    0.17 (a)    $ 0.63 (a)    $  0.80    $(0.15)
  12/31/2004++                                                 10.83             0.14          1.59       1.73     (0.14)
  12/31/2003++                                                  8.80             0.13          2.04       2.17     (0.14)
  12/31/2002++                                                 10.83             0.12        (1.53)     (1.41)     (0.21)
  12/31/2001++                                                 10.89         0.11 (a)       -- +(a)       0.11     (0.08)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------

                                                           DISTRIBUTIONS
                                                           FROM NET
                                                           REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              CAPITAL GAINS
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.02)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO -------------

  05/01/2005 to 12/31/2005 (c)                                $    --
-------------------------------------                      -------------
MERCURY LARGE CAP CORE PORTFOLIO                           -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                     --
-------------------------------------                      -------------
MFS MID CAP GROWTH PORTFOLIO                               -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                 (2.98)
-------------------------------------                      -------------
MFS VALUE PORTFOLIO                                        -------------

  12/31/2005                                                  $(0.53)
  12/31/2004++                                                 (0.10)
  12/31/2003++                                                     --
  12/31/2002++                                                 (0.41)
  12/31/2001++                                                 (0.09)
-------------------------------------                      -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $11.24      12.52 %          $  5         0.35%*      3.10%*      (0.08)%*(d)          2%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.08)     $10.34       4.18 %          $  5         0.35%*      3.58%*       1.51 %*(d)         14%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.80       8.60 %          $ 22         0.35%*      1.06%*       1.54 %*(d)          5%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.92       9.77 %          $ 25         0.35%*      0.88%*       1.36 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.05)     $10.58       6.32 %          $  4         0.35%*      3.40%*       1.07 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $10.14      12.04 %          $131          0.91%       0.91%           0.23 %         79%
    (0.05)       9.05        15.89           126        0.92(b)        0.95             0.51        136
    (0.05)       7.85        21.16           115           0.99        0.99             0.67        182
    (0.05)       6.52      (25.14)           106           0.94        0.94             0.44        104
        --       8.77      (22.45)           166           0.92        0.92             0.10         98
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.09       3.06 %          $335          0.88%       0.88%          (0.38)%        104%
        --       7.85        14.10           211        0.91(b)        0.93           (0.64)         81
        --       6.88        37.05           193           0.92        0.92           (0.49)         98
        --       5.02      (48.83)           138           0.93        0.93           (0.56)        167
        --       9.81      (23.62)           279           0.92        0.92           (0.49)         96
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.68)     $12.44       6.44 %          $ 79          0.99%       1.00%           1.36 %         23%
    (0.24)      12.32        15.97            47           1.00        1.14             1.30         47
    (0.14)      10.83        24.61            40           1.00        1.08             1.44         57
    (0.62)       8.80      (13.14)            31           1.00        1.13             1.38         60
    (0.17)      10.83         1.00            32           1.00        1.11             1.01        123
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                               NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                               VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                               BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:  PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
MONDRIAN INTERNATIONAL STOCK PORTFOLIO         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.42       $ 0.27 (a)    $ 0.82 (a)    $  1.09    $(0.01)      $    --
  12/31/2004++                                     10.01         0.14 (a)      1.44 (a)       1.58     (0.17)           --
  12/31/2003++                                      7.91         0.15 (a)      2.11 (a)       2.26     (0.16)           --
  12/31/2002++                                      9.30         0.11 (a)     (1.31)(a)     (1.20)     (0.19)           --
  12/31/2001++                                     13.15         0.11 (a)     (3.50)(a)     (3.39)     (0.02)       (0.44)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER FUND PORTFOLIO                         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.03       $ 0.13 (a)    $ 0.59 (a)    $  0.72    $    --      $    --
  12/31/2004++                                     10.92         0.11 (a)      1.11 (a)       1.22     (0.11)           --
  12/31/2003++                                      8.94         0.15 (a)      1.98 (a)       2.13     (0.15)           --
  12/31/2002++                                     13.87         0.32 (a)     (4.47)(a)     (4.15)     (0.78)           --
  12/31/2001++                                     19.22         0.37 (a)     (4.65)(a)     (4.28)     (0.30)       (0.77)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER MID CAP VALUE PORTFOLIO                ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.03 (a)    $ 0.95 (a)    $  0.98    $(0.02)      $(0.18)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $(0.05)(a)    $ 1.59 (a)    $  1.54    $    --      $(0.22)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.07 (a)    $ 1.30 (a)    $  1.37    $(0.05)      $(0.12)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
TRAVELERS QUALITY BOND PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.03       $ 0.40 (a)    $(0.22)(a)    $  0.18    $    --      $    --
  12/31/2004++                                     11.21         0.41 (a)     (0.04)(a)       0.37     (0.55)           --
  12/31/2003++                                     11.03         0.48 (a)      0.29 (a)       0.77     (0.56)       (0.03)
  12/31/2002++                                     11.39         0.51 (a)      0.14 (a)       0.65     (0.85)       (0.16)
  12/31/2001++                                     11.00      0.59 (a)(c)   0.20 (a)(c)       0.79     (0.40)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
U.S. GOVERNMENT SECURITIES PORTFOLIO           ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.75            $0.55     $  -- (a)    $  0.55    $   -- +     $(0.01)
  12/31/2004++                                     12.59             0.58          0.18       0.76     (0.58)       (0.02)
  12/31/2003++                                     13.14         0.56 (a)     (0.20)(a)       0.36     (0.68)       (0.23)
  12/31/2002++                                     12.44         0.63 (a)      1.05 (a)       1.68     (0.89)       (0.09)
  12/31/2001++                                     12.22         0.69 (a)      0.02 (a)       0.71     (0.49)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Quality Bond Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 354%, 276% and 168% for the years ended December 31, 2005, 2004 and 2003, respectively.
(e) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $12.50       9.52 %          $204          0.91%       0.91%          2.34 %         101%
    (0.17)      11.42        15.75           181        0.99(b)        1.01            1.38          59
    (0.16)      10.01        28.60           128           1.00        1.00            1.79          44
    (0.19)       7.91      (12.96)            97           1.06        1.06            1.32          55
    (0.46)       9.30      (26.19)           120           1.01        1.01            1.01          81
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $12.75       5.99 %          $ 46          1.01%       1.01%          1.03 %          16%
    (0.11)      12.03        11.13            33        0.99(b)        1.12            0.98          19
    (0.15)      10.92        23.78            27           1.12        1.12            1.56          98
    (0.78)       8.94      (30.21)            22           0.90        0.90            2.88          25
    (1.07)      13.87      (23.00)            39           0.81        0.81            2.18          20
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.20)     $10.78       9.84 %          $  6         1.00%*      3.08%*         0.43 %*          44%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.22)     $11.32      15.37 %          $  6         1.10%*      3.51%*        (0.60)%*          58%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.17)     $11.20      13.56 %          $  5         1.10%*      3.83%*         0.86 %*          55%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $11.21       1.63 %          $179          0.45%       0.45%          3.60 %          78%
    (0.55)      11.03         3.29           189        0.42(b)        0.44            3.62          90
    (0.59)      11.21         6.98           209           0.43        0.43            4.15         191
    (1.01)      11.03         5.81           206           0.44        0.44            4.48         176
    (0.40)      11.39         7.13           152           0.45        0.45         5.14(c)         225
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $13.29       4.33 %          $264          0.43%       0.43%          4.22 %          99%(d)
    (0.60)      12.75         6.13           216        0.42(b)        0.43            4.47         150(d)
    (0.91)      12.59         2.75           210           0.42        0.42            4.23         143(d)
    (0.98)      13.14        13.63           244           0.44        0.44            4.82         165
    (0.49)      12.44         5.82           126           0.45        0.45            5.55         327
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

The Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-eight portfolios, of which seven are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Portfolio, Managed Allocation Series: Aggressive Growth Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation Series: Moderate-Aggressive Portfolio, and Managed Allocation Series: Moderate-Conservative Portfolio. As of December 31, 2005, the twenty-one Portfolios included in this report are as follows:
Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Managed Allocation Series: Aggressive Growth Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Conservative Portfolio (commenced operations 05/01/2005), Managed Allocation Series:
Moderate Portfolio (commenced operations 05/01/2005), Managed Allocation
Series: Moderate-Aggressive Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Moderate-Conservative Portfolio (commenced operations 05/01/2005), Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core Portfolio), MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio), Pioneer Fund Portfolio, Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio (commenced operations 05/01/2005), Style Focus Series: Small Cap Value Portfolio (commenced operations 05/01/2005), Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked-to-market and book/tax differences in premium amortization.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                        Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                              12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013    Total
---------                              ----------- ------------ ----------- ---------- ---------- ------------

Federated High Yield Portfolio         $ 4,648,588 $  6,217,956 $ 1,599,086  $     --  $  825,797 $ 13,291,427

Large Cap Portfolio                      4,567,057   52,058,326  14,415,260        --          --   71,040,643

Mercury Large Cap Core Portfolio        24,394,135   38,835,384          --        --          --   63,229,519

MFS Mid Cap Growth Portfolio            76,432,761  296,207,308   5,221,538        --          --  377,861,607

Mondrian International Stock Portfolio          --    7,425,827   7,456,114        --          --   14,881,941

Pioneer Fund Portfolio                          --   11,933,489   1,284,282        --          --   13,217,771

Travelers Quality Bond Portfolio                --           --   1,232,729   452,203   2,723,770    4,408,702

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) MORTGAGE DOLLAR ROLLS - U.S. Government Securities Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgos principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $49,938,210 for the U.S. Government Securities Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(M) FUND CONCENTRATION - The investments by Mondrian International Stock Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of Mondrian International Stock Portfolio. Foreign investments may also subject Mondrian International Stock Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(N) CREDIT AND MARKET RISK - Federated High Yield Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(O) LOAN PARTICIPATIONS - Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Pioneer Fund Portfolio, and MFS Value Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") manages the investment operations of each Portfolio pursuant to management agreements entered into by the Trust on behalf of each TAMIC Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of Metlife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TAMIC has entered into sub-advisory agreements with Janus Capital Management LLC, Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management Inc., TIMCO Asset Management, Inc. ("TIMCO"), Fidelity Management & Research Company, Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, Deutsche Investment Management Americas, Inc., Massachusetts Financial Services Company, Mondrian Investment Partners Ltd., Pioneer Investment Management, Inc., and Dreman Value Management L.L.C., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

On July 1, 2005, Salomon Brothers Asset Management Inc. ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio. Prior to July 1, 2005, these Portfolios were managed directly by TAMIC without a subadviser. SaBAM is an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreements, SaBAM is responsible for the day to day portfolio operations and investment decisions for the Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio and is compensated for such services by TAMIC at an annual rate of 0.25%, 0.20%, and 0.20% respectively.

Subject to the supervision and direction of the Trustees of the Trust, TAMIC supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. TAMIC pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the TAMIC a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                    Management Fees earned by
                                    TAMIC for the year ended
Portfolio                               December 31, 2005     % per annum         Average Daily Assets
---------                           ------------------------- ----------- ------------------------------------

Convertible Securities Portfolio           $  628,179             0.60%   All

Disciplined Mid Cap Stock Portfolio         1,383,571             0.70%   All

Equity Income Portfolio                     2,668,019             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million up to $750 Million

                                                                  0.65%   Over $750 Million

Federated High Yield Portfolio                555,974             0.65%   All

Federated Stock Portfolio                     188,301            0.625%   All

Large Cap Portfolio                         1,947,041             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million to $750 Million

                                                                  0.65%   Over $750 Million

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                        Management Fees earned by
                                        TAMIC for the period ended
Portfolio                                   December 31, 2005      % per annum        Average Daily Assets
---------                               -------------------------- ----------- ----------------------------------

Managed Allocation Series: Aggressive
  Portfolio *(a)                                $    2,962             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Conservative
  Portfolio *(a)                                     2,535             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate
  Portfolio*(a)                                     10,031             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Aggressive Portfolio *(a)                         12,733             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Conservative Portfolio*(a)                         2,684             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Mercury Large Cap Core Portfolio                   980,510            0.775%   First $250 Million

                                                                       0.75%   Over $250 Million to $ 500 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                                                                       0.70%   Over $1 Billion to $2 Billion

                                                                      0.625%   Over $2 Billion

MFS Mid Cap Growth Portfolio                     2,395,094           0.7775%   First $600 Million

                                                                     0.7525%   Over $600 Million to $900 Million

                                                                     0.7275%   Over $900 Million to $1.5 Billion

                                                                     0.7025%   Over $1.5 Billion to $2.5 Billion

                                                                     0.6525%   Over $2.5 Billion

MFS Value Portfolio                                465,377             0.75%   First $600 Million

                                                                      0.725%   Over $600 Million to $ 900 Million

                                                                       0.70%   Over $900 Million to $1.5 Billion

                                                                      0.675%   Over $1.5 Billion to $2.5 Billion

                                                                      0.625%   Over $2.5 Billion

Mondrian International Stock Portfolio           1,410,238            0.775%   First $100 Million

                                                                       0.65%   Over $100 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees earned by
                                               TAMIC for the year ended
Portfolio                                          December 31, 2005     % per annum        Average Daily Assets
---------                                      ------------------------- ----------- ----------------------------------

Pioneer Fund Portfolio                                 $283,477              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Pioneer Mid Cap Value Portfolio*                         22,433              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $ 500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Style Focus Series: Small Cap Growth
  Portfolio*                                             26,177              0.85%   First $100 Million

                                                                             0.80%   Over $100 Million to $250 Million

                                                                            0.775%   Over $250 Million to $ 500 Million

                                                                             0.75%   Over $500 Million to $750 Million

                                                                            0.725%   Over $750 Million to $1 Billion

                                                                             0.70%   Over $1 Billion

Style Focus Series: Small Cap Value Portfolio*           22,380             0.825%   First $50 Million

                                                                             0.80%   Over $50 Million to $100 Million

                                                                            0.775%   Over $100 Million to $500 Million

                                                                             0.75%   Over $500 Million to $1 Billion

                                                                            0.725%   Over $2 Billion

Travelers Quality Bond Portfolio                        596,346            0.3233%   All

U.S. Government Securities Portfolio                    809,925            0.3233%   All

* For the period from 5/1/2005 (commencement of operations) through 12/31/2005.
(a) The Managed Allocation Series Portfolios operate as a fund of funds and indirectly pay TAMIC an additional advisory fee through investments in underlying Portfolios.

TAMIC has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio. This limitation can be terminated at any time by TAMIC. Pursuant to that Expense Limitation Agreement, TAMIC has agreed to waive or limit fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expense not incurred in the ordinary course of each Portfolio's business and are limited to the following respective expense ratios as a percentage of each Portfolios' average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
           Portfolio                           Limitation Agreement
           ---------                           ---------------------

           Convertible Securities Portfolio            0.80%

           Disciplined Mid Cap Stock Portfolio         0.95%

           Equity Income Portfolio                     0.95%

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                          Maximum Expense Ratio
                                                          under current Expense
Portfolio                                                 Limitation Agreement
---------                                                 ---------------------

Federated High Yield Portfolio                                    0.95%

Federated Stock Portfolio                                         0.95%

Large Cap Portfolio                                               0.95%

Managed Allocation Series: Aggressive Portfolio                   0.35%

Managed Allocation Series: Conservative Portfolio                 0.35%

Managed Allocation Series: Moderate Portfolio                     0.35%

Managed Allocation Series: Moderate-Aggressive Portfolio          0.35%

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       0.35%

Mercury Large Cap Core Portfolio                                  1.00%

MFS Mid Cap Growth Portfolio                                      1.00%

MFS Value Portfolio                                               1.00%

Mondrian International Stock Portfolio                            1.25%

Pioneer Fund Portfolio                                            1.25%

Pioneer Mid Cap Value Portfolio                                   1.00%

Style Focus Series: Small Cap Growth Portfolio                    1.10%

Style Focus Series: Small Cap Value Portfolio                     1.10%

Travelers Quality Bond Portfolio                                  0.75%

U.S. Government Securities Portfolio                              1.25%

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Portfolios' administrator. As compensation for its services, the Portfolios pay TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Portfolio, plus $30,000 per portfolio, subject to a maximum of 0.06% of each respective Portfolio's average daily net assets.

PFPC, Inc. acts as the transfer agent for the Portfolios. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Portfolios' transfer agent. For the year ended December 31, 2005, the Portfolios did not pay transfer agent fees to CTB.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended December 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

                 Portfolio                               Total
                 ---------                              -------

                 Equity Income Portfolio                $48,745

                 Federated Stock Portfolio                  685

                 Large Cap Portfolio                     51,470

                 Mercury Large Cap Core Portfolio           960

                 MFS Mid Cap Growth Portfolio            37,198

                 MFS Value Portfolio                        811

                 Mondrian International Stock Portfolio     362

                 Pioneer Mid Cap Value Portfolio            338

4. ACQUISITION

On February 25, 2005, MFS Mid Cap Growth Portfolio acquired the assets and certain liabilities of MFS Emerging Growth Portfolio pursuant to a plan of reorganization approved by MFS Emerging Growth Portfolio shareholders on February 18, 2005. Total shares issued by MFS Mid Cap Growth Portfolio, the total net assets of MFS Emerging Growth Portfolio and total net assets of MFS Mid Cap Growth Portfolio on the date of the transfer were as follows:

                                                   TOTAL NET    TOTAL NET
                                     SHARES ISSUED ASSETS OF    ASSETS OF
                                     BY MFS MID    MFS EMERGING MFS MID CAP
                                     CAP GROWTH    GROWTH       GROWTH
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO
   ACQUIRED FUND                     ------------- ------------ ------------

     MMFS Emerging Growth Portfolio   20,794,404   $157,413,642 $201,456,429
   --------------------------------  ------------- ------------ ------------

The total net assets of MFS Emerging Growth Portfolio before acquisition included unrealized appreciation of $24,768,545. Total net assets of MFS Mid Cap Growth Portfolio immediately after the transfer were $358,870,071. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                          SHARES ISSUED             NET INCREASE
                                                          THROUGH                   (DECREASE)
                                     BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                     SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
CONVERTIBLE SECURITIES PORTFOLIO     ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          8,853,796 1,030,266     385,240   (1,518,923)  (103,417)    8,750,379
  12/31/2004                          6,431,871 2,781,519     187,144     (546,738)  2,421,925    8,853,796
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
DISCIPLINED MID CAP STOCK PORTFOLIO  ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,011,726   813,071     110,067   (1,509,223)  (586,085)    9,425,641
  12/31/2004                          9,428,466 1,329,948     297,265   (1,043,953)    583,260   10,011,726
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
EQUITY INCOME PORTFOLIO              ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         20,903,670 2,237,689     311,267   (2,318,760)    230,196   21,133,866
  12/31/2004                         17,934,234 2,991,545   1,203,210   (1,225,319)  2,969,436   20,903,670
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED HIGH YIELD PORTFOLIO       ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,090,819 1,055,705          --   (1,640,386)  (584,681)    9,506,138
  12/31/2004                          9,509,414 1,653,448     721,724   (1,793,767)    581,405   10,090,819
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED STOCK PORTFOLIO            ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          1,965,275    55,542          --     (403,533)  (347,991)    1,617,284
  12/31/2004                          2,093,500   151,666      27,337     (307,228)  (128,225)    1,965,275
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

5. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                                 SHARES ISSUED             NET INCREASE
                                                                                 THROUGH                   (DECREASE)
                                                           BEGINNING  SHARES     DIVIDEND      SHARES      IN SHARES
                                                           SHARES     SOLD       REINVESTMENT  REPURCHASED OUTSTANDING
LARGE CAP PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               19,247,574  1,093,920         --    (2,787,282) (1,693,362)
  12/31/2004                                               17,278,475  4,158,997    150,788    (2,340,686)   1,969,099
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    457,301        457       (15,311)     442,447
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    498,677      3,297       (51,078)     450,896
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,089,561     11,001       (64,051)   2,036,511
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,374,629     11,692       (54,221)   2,332,100
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    408,636      1,977        (1,841)     408,772
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MERCURY LARGE CAP CORE PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               13,864,753    863,303         --    (1,828,457)   (965,154)
  12/31/2004                                               14,669,066    798,563     72,126    (1,675,002)   (804,313)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS MID CAP GROWTH PORTFOLIO*                              ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               26,829,852 21,809,093         --    (7,228,603)  14,580,490
  12/31/2004                                               27,980,923  2,230,189         --    (3,381,260) (1,151,071)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS VALUE PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                3,835,283  2,507,613    320,433      (342,080)   2,485,966
  12/31/2004                                                3,706,378    783,205     72,951      (727,251)     128,905
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               15,868,394  2,473,625      8,973    (2,075,638)     406,960
  12/31/2004                                               12,774,101  5,246,816    228,579    (2,381,102)   3,094,293
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER FUND PORTFOLIO                                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                2,713,234  1,197,449         --      (267,063)     930,386
  12/31/2004                                                2,508,647    490,843     23,720      (309,976)     204,587
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER MID CAP VALUE PORTFOLIO                            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    585,656     10,399       (25,303)     570,752
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    553,702     10,134       (27,260)     536,576
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    480,791      6,846       (11,309)     476,328
----------------------------------                         ---------- ---------- ------------- ----------- ------------
TRAVELERS QUALITY BOND PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               17,169,941  1,794,098         --    (2,983,504) (1,189,406)
  12/31/2004                                               18,655,850  1,465,860    817,628    (3,769,397) (1,485,909)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               16,961,234  5,043,713     17,800    (2,176,025)   2,885,488
  12/31/2004                                               16,666,618  2,694,130    782,509    (3,182,023)     294,616
----------------------------------                         ---------- ---------- ------------- ----------- ------------


                                                           ENDING
                                                           SHARES
LARGE CAP PORTFOLIO                                        ----------

  12/31/2005                                               17,554,212
  12/31/2004                                               19,247,574
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ----------

  05/01/2005-12/31/2005                                       442,447
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ----------

  05/01/2005-12/31/2005                                       450,896
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                     2,036,511
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ----------

  05/01/2005-12/31/2005                                     2,332,100
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ----------

  05/01/2005-12/31/2005                                       408,772
----------------------------------                         ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ----------

  12/31/2005                                               12,899,599
  12/31/2004                                               13,864,753
----------------------------------                         ----------
MFS MID CAP GROWTH PORTFOLIO*                              ----------

  12/31/2005                                               41,410,342
  12/31/2004                                               26,829,852
----------------------------------                         ----------
MFS VALUE PORTFOLIO                                        ----------

  12/31/2005                                                6,321,249
  12/31/2004                                                3,835,283
----------------------------------                         ----------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ----------

  12/31/2005                                               16,275,354
  12/31/2004                                               15,868,394
----------------------------------                         ----------
PIONEER FUND PORTFOLIO                                     ----------

  12/31/2005                                                3,643,620
  12/31/2004                                                2,713,234
----------------------------------                         ----------
PIONEER MID CAP VALUE PORTFOLIO                            ----------

  05/01/2005-12/31/2005                                       570,752
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ----------

  05/01/2005-12/31/2005                                       536,576
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                       476,328
----------------------------------                         ----------
TRAVELERS QUALITY BOND PORTFOLIO                           ----------

  12/31/2005                                               15,980,535
  12/31/2004                                               17,169,941
----------------------------------                         ----------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ----------

  12/31/2005                                               19,846,722
  12/31/2004                                               16,961,234
----------------------------------                         ----------

* Shares sold includes shares issued in connection with acquisition. (Note 4)

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                            Purchase                    Sales
-                                                   ------------------------- -------------------------
Portfolio                                             US Gov't    Non-Gov't     US Gov't    Non-Gov't
---------                                           ------------ ------------ ------------ ------------

Convertible Securities Portfolio                    $         -- $151,315,840 $         -- $148,077,477

Disciplined Mid Cap Stock Portfolio                           --  226,507,266           --  235,259,494

Equity Income Portfolio                                       --  539,275,663           --  536,193,424

Federated High Yield Portfolio                                --   30,755,246           --   29,597,639

Federated Stock Portfolio                                     --   13,139,334           --   18,527,076

Large Cap Portfolio                                           --  557,029,198           --  580,817,758

Managed Allocation: Aggressive Portfolio                      --    4,764,672           --       64,691

Managed Allocation: Conservative Portfolio                    --    5,038,314           --      397,564

Managed Allocation: Moderate Portfolio                        --   21,861,909           --      541,870

Managed Allocation: Moderate-Aggressive Portfolio             --   24,758,688           --      173,151

Managed Allocation: Moderate-Conservative Portfolio           --    4,241,251           --       13,819

Mercury Large Cap Core Portfolio                              --   99,795,852           --  107,879,641

MFS Mid Cap Growth Portfolio                                  --  325,795,744           --  373,589,582

MFS Value Portfolio                                           --   41,590,169           --   14,129,811

Mondrian International Stock Portfolio                        --  200,319,554           --  186,912,215

Pioneer Fund Portfolio                                        --   18,017,063           --    5,978,305

Pioneer Mid Cap Value Portfolio                               --    7,643,192           --    1,992,087

Style Focus Series: Small Cap Growth Portfolio                --    8,008,362           --    2,642,606

Style Focus Series: Small Cap Value Portfolio                 --    7,037,276           --    2,234,606

Travelers Quality Bond Portfolio                              --  139,909,396           --  133,730,390

U.S. Government Securities Portfolio                 302,553,855   22,568,342  222,517,227   18,524,348

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                             Gross        Gross     Net Unrealized
                                                           Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                                     Tax Cost    Appreciation Depreciation (Depreciation)
---------                                                  -------------- ------------ ------------ --------------

Convertible Securities Portfolio                            $ 99,850,253  $ 4,440,603  $(1,714,206)  $ 2,726,397

Disciplined Mid Cap Stock Portfolio                          182,480,756   29,002,895   (3,938,660)   25,064,235

Equity Income Portfolio                                      354,984,727   26,754,832   (8,006,380)   18,748,452

Federated High Yield Portfolio                                82,508,554    2,827,733   (2,889,739)      (62,006)

Federated Stock Portfolio                                     25,528,011    3,739,283   (1,227,535)    2,511,748

Large Cap Portfolio                                          252,771,044   21,607,485   (9,768,844)   11,838,641

Managed Allocation Series: Aggressive Portfolio                4,705,624      307,788          (41)      307,747

Managed Allocation Series: Conservative Portfolio              4,651,109       65,258      (16,709)       48,549

Managed Allocation Series: Moderate Portfolio                 21,348,711      654,162      (73,439)      580,723

Managed Allocation Series: Moderate-Aggressive Portfolio      24,594,762      945,329      (71,547)      873,782

Managed Allocation Series: Moderate-Conservative Portfolio     4,227,952      146,310      (10,026)      136,284

Mercury Large Cap Core Portfolio                             111,400,757   23,179,916   (3,664,462)   19,515,454

MFS Mid Cap Value Portfolio                                  293,387,849   50,741,226   (9,273,656)   41,467,570

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

6. INVESTMENT TRANSACTIONS - CONTINUED

                                                                 Gross        Gross     Net Unrealized
                                               Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                         Tax Cost    Appreciation Depreciation (Depreciation)
---------                                      -------------- ------------ ------------ --------------

MFS Value Portfolio                             $ 70,575,793  $ 9,865,112  $(1,776,114)  $ 8,088,998

Mondrian International Stock Portfolio           181,552,825   24,649,009   (2,523,431)   22,125,578

Pioneer Fund Portfolio                            38,217,123    8,872,888     (666,480)    8,206,408

Pioneer Mid Cap Value Portfolio                    5,946,106      377,737     (120,123)      257,614

Style Focus Series: Small Cap Growth Portfolio     5,483,202      668,369     (227,639)      440,730

Style Focus Series: Small Cap Value Portfolio      5,217,139      507,781     (171,660)      336,121

Travelers Quality Bond Portfolio                 179,756,064      904,100   (3,180,823)   (2,276,723)

U.S. Government Securities Portfolio             276,144,030    5,734,859   (3,299,287)    2,435,572

7. FUTURE CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                          Number of  Notional   Appreciation
                            Description   Expiration Date Contracts   Value    (Depreciation)
                          --------------- --------------- --------- ---------- --------------

Disciplined Mid Cap Stock
  Portfolio               S&P 400 Mid Cap   March 2006       11     $4,087,600    $(75,164)
                                                                                  ========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                          Net
                                            Value at      In Exchange  Unrealized
    Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  Appreciation
    --------------- ------------------- ----------------- ----------- ------------

       01/31/06     7,004,000    GBP       $12,035,702    12,524,623    $488,921
                                                                        ========

GBP - British Pound

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom Fidelity Management & Research ("FMR") places trades pay for certain expenses of Equity Income Portfolio and Large Cap Portfolio or provide other services. During the year ended December 31, 2005, Equity Income Portfolio and Large Cap Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                               Brokerage
                                                Service
                                              Arrangements
                                              ------------

                      Equity Income Portfolio   $225,161

                      Large Cap Portfolio        160,374

Certain amounts on the prior year statements of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2005 and 2004 were as follows:

                                                       Ordinary              Long Term
                                                        Income             Capital Gain              Total
-                                               ---------------------- --------------------- ----------------------
Portfolio                                          2005       2004        2005       2004       2005       2004
---------                                       ---------- ----------- ---------- ---------- ---------- -----------

Convertible Securities Portfolio                $2,701,557 $ 2,307,074 $1,863,683 $       -- $4,565,240 $ 2,307,074

Disciplined Mid Cap Stock Portfolio                     --     508,893  2,217,847  5,360,391  2,217,847   5,869,284

Equity Income Portfolio                            881,377  12,673,525  4,301,226  7,571,443  5,182,603  20,244,968

Federated High Yield Portfolio                          --   6,213,875         --         --         --   6,213,875

Federated Stock Portfolio                               --     451,992         --         --         --     451,992

Large Cap Portfolio                                     --   2,103,304         --         --         --   2,103,304

Managed Allocation Series: Aggressive Portfolio      2,191          --      2,984         --      5,175          --

Managed Allocation Series: Conservative
  Portfolio                                         33,305          --        687         --     33,992          --

Managed Allocation Series: Moderate Portfolio      114,753          --      4,501         --    119,254          --

Managed Allocation Series: Moderate-Aggressive
  Portfolio                                        119,069          --      9,075         --    128,144          --

Managed Allocation Series: Moderate-
  Conservative Portfolio                            19,478          --      1,459         --     20,937          --

Mercury Large Cap Core Portfolio                        --     649,324         --         --         --     649,324

MFS Mid Cap Growth Portfolio                            --          --         --         --         --          --

MFS Value Portfolio                              1,312,624     510,816  2,691,799    389,047  4,004,423     899,863

Mondrian International Stock Portfolio             100,497   2,613,383         --         --    100,497   2,613,383

Pioneer Fund Portfolio                                  --     285,115         --         --         --     285,115

Pioneer Mid Cap Value Portfolio                    111,896          --         --         --    111,896          --

Style Focus Series: Small Cap Growth Portfolio     114,100          --         --         --    114,100          --

Style Focus Series: Small Cap Value Portfolio       76,612          --         --         --     76,612          --

Travelers Quality Bond Portfolio                        --   8,995,106         --         --         --   8,995,106

U.S. Government Securities Portfolio               239,413   9,527,237         --    382,570    239,413   9,909,807

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                  Undistributed Undistributed   Unrealized       Loss
                                                    Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                            Income         Gain      (Depreciation) and Deferrals     Total
---------                                         ------------- ------------- -------------- ------------- ------------

Convertible Securities Portfolio                   $    43,421   $        --   $ 2,726,397   $ (1,258,829) $  1,510,989

Disciplined Mid Cap Stock Portfolio                  9,018,223    27,205,882    25,064,235             --    61,288,340

Equity Income Portfolio                             16,794,635    16,196,767    18,748,376             --    51,739,778

Federated High Yield Portfolio                       6,446,628            --       (62,006)   (13,291,427)   (6,906,805)

Federated Stock Portfolio                              460,390     2,888,176     2,511,748             --     5,860,314

Large Cap Portfolio                                    278,988            --    11,819,630    (71,040,643)  (58,942,025)

Managed Allocation Series: Aggressive Portfolio          1,828           164       307,747             --       309,739

Managed Allocation Series: Conservative Portfolio        2,636         1,062        48,549             --        52,247

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


                                                         Undistributed Undistributed   Unrealized       Loss
                                                           Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                                   Income         Gain      (Depreciation) and Deferrals      Total
---------                                                ------------- ------------- -------------- -------------  -------------

Managed Allocation Series: Moderate Portfolio             $    16,582   $   13,003    $   580,723   $          --  $     610,308

Managed Allocation Series: Moderate-Aggressive Portfolio        5,651       14,110        873,782              --        893,543

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       211        1,803        136,284              --        138,298

Mercury Large Cap Core Portfolio                              289,946           --     19,515,454     (63,229,519)   (43,424,119)

MFS Mid Cap Growth Portfolio                                       --           --     41,466,418    (377,861,607)  (336,395,189)

MFS Value Portfolio                                            61,630      389,518      8,088,621              --      8,539,769

Mondrian International Stock Portfolio                      5,475,791           --     22,120,266     (14,881,941)    12,714,116

Pioneer Fund Portfolio                                        389,928           --      8,206,408     (13,217,771)    (4,621,435)

Pioneer Mid Cap Value Portfolio                                   137           --        257,614          (1,643)       256,108

Style Focus Series: Small Cap Growth Portfolio                 15,184           --        440,729              --        455,913

Style Focus Series: Small Cap Value Portfolio                  29,138           --        336,121              --        365,259

Travelers Quality Bond Portfolio                            7,757,136           --     (2,276,723)     (4,447,552)     1,032,861

U.S. Government Securities Portfolio                       11,599,163    2,496,348      2,435,572        (200,348)    16,330,735

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005 the Portfolios' manager TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

12. ADDITIONAL INFORMATION - CONTINUED

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The portfolios' net assets were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TAMIC for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 10, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

a. Federated Stock Portfolio in exchange for shares of Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("MIST");

b. MFS Mid Cap Growth Portfolio in exchange for shares of BlackRock Aggressive Growth Portfolio, a series of Metropolitan Series Fund, Inc. ("MSF");

c. Mondrian International Stock Portfolio in exchange for shares of Harris Oakmark International Portfolio, a series of MIST;

d. Travelers Quality Bond Portfolio in exchange for shares of BlackRock Bond Income Portfolio, a series of MSF;

e. Equity Income Portfolio in exchange for shares of FI Value Leaders Portfolio, a series of MSF;

f. Managed Allocation Series: Aggressive Portfolio in exchange for shares of MetLife Aggressive Allocation Portfolio, a series of MSF;

g. Managed Allocation Series: Conservative Portfolio in exchange for shares of MetLife Conservative Allocation Portfolio, a series of MSF;

h. Managed Allocation Series: Moderate Portfolio in exchange for shares of MetLife Moderate Allocation Portfolio, a series of MSF;

i. Managed Allocation Series: Moderate-Aggressive Portfolio in exchange for shares of MetLife Moderate to Aggressive Allocation Portfolio, a series of MSF; and

j. Managed Allocation Series: Moderate-Conservative Portfolio in exchange for shares of MetLife Conservative to Moderate Allocation Portfolio, a series of MSF.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 25, 2006. The reorganizations will be presented to the respective shareholders of the Portfolios on or about April 12, 2006. If approved by the shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

a. Disciplined Mid Cap Stock Portfolio in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a series of MIST;

b. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

c. Mercury Large Cap Core Portfolio in exchange for shares of Princeton Large-Cap Core Portfolio, a series of MIST;

d. MFS Value Portfolio in exchange for shares of MFS Value Portfolio, a series of MIST;

e. Pioneer Fund Portfolio in exchange for shares of Pioneer Fund Portfolio, a series of MIST;

f. Pioneer Mid Cap Value Portfolio in exchange for shares of Pioneer Mid-Cap Value Portfolio, a series of MIST;

g. Style Focus Series: Small Cap Value Portfolio in exchange for shares of Dreman Small-Cap Value Portfolio, a series of MIST;

h. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

i. Large Cap Portfolio in exchange for shares of FI Large Cap Portfolio, a series of MSF;

j. U.S. Government Securities Portfolio in exchange for shares of Salomon Brothers U.S. Government Portfolio, a series of MSF;

k. Convertible Securities Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

l. Style Focus Series: Met/AIM Small Cap Growth Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

m. AIM Capital Appreciation Portfolio in exchange for shares of Met/AIM Capital Appreciation Portfolio, a series of MIST; and

n. Pioneer Strategic Income Portfolio in exchange for shares of Pioneer Strategic Income Portfolio, a series of MIST.

17. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio, and Style Focus Series: Small Cap Value Portfolio. The portfolio management teams are dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005, manages approximately $15 billion of assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Convertible Securities Portfolio
Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Managed Allocation Series: Aggressive Portfolio
Managed Allocation Series: Conservative Portfolio
Managed Allocation Series: Moderate Portfolio
Managed Allocation Series: Moderate-Aggressive Portfolio
Managed Allocation Series: Moderate-Conservative Portfolio
Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core
Portfolio)
MFS Mid Cap Growth Portfolio
MFS Value Portfolio
Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio)
Pioneer Fund Portfolio
Pioneer Mid Cap Value Portfolio
Style Focus Series: Small Cap Growth Portfolio
Style Focus Series: Small Cap Value Portfolio
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
(individually a "Portfolio" and collectively the "Portfolios")

To the Board of Trustees and shareholders of the Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Portfolios, each of which is a series of the Travelers Series Trust, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005
                                  (UNAUDITED)



FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of The Travelers Series Trust (the "Trust") approved the investment advisory agreements (the "Agreements") between TAMIC and the following Portfolios of the Trust: Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, Mercury Large Cap Core Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (the "Portfolios"). In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio, TAMIC and TIMCO Asset Management Inc. ("TIMCO") for Disciplined Mid Cap Stock Portfolio, TAMIC and Fidelity Management & Research Company ("FMR") (and between FMR and Fidelity Management & Research Company (UK) Inc. and Fidelity Management & Research Company (Far East) Inc.) for Equity Income Portfolio and Large Cap Portfolio, TAMIC and Federated Investment Management Company ("Federated") for Federated High Yield Portfolio, TAMIC and Federated Equity Management Company of Pennsylvania ("FEMCOPA") for Federated Stock Portfolio, TAMIC and Merrill Lynch Investment Managers, LP ("MLIM") for Mercury Large Cap Core Portfolio, TAMIC and Massachusetts Financial Services Company ("MFS") for MFS Mid Cap Growth Portfolio and MFS Value Portfolio, and TAMIC and Pioneer Investment Management, Inc. ("Pioneer") for Pioneer Fund Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Trust requested certain information from TAMIC and from SaBAM, TIMCO, FMR, FMR (UK), FMR (Far East), Federated, FEMCOPA, MLIM, MFS and Pioneer (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Portfolio, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Portfolios, although total expenses for most of the

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


Portfolios are below the applicable limitations, and TAMIC is therefore not currently waiving advisory fees or reimbursing Portfolio expenses for those Portfolios. The Board noted that TAMIC's revenues, and its resulting profitability, from each Portfolio is the difference between the amount TAMIC receives from the Portfolio and what it pays to the subadvisor for that Portfolio. The Board also considered that each Portfolio pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Portfolio was fair and reasonable.

The Board reviewed the Portfolios' performance record and TAMIC's and the subadvisors' management styles and performance records with the Portfolios. The Board noted that it reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place or should be pursued for certain Portfolios, the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations.

The Board also considered the effect of the Portfolios' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Specifically, the Board noted that if the Portfolios' assets increase over time, the Portfolios may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

CONVERTIBLE SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term appeared to be good, although, given the small number of convertible securities funds available in connection with variable insurance products, the Portfolio did not appear to have an appropriate peer group with which to compare Portfolio performance. Subject to a similar concern about the availability of useful comparative fund information, the Board concluded that the Portfolio's advisory fees and total expenses were reasonable. While the Board requested that TAMIC assess whether a convertible securities fund was still appropriate in light of changes in the convertible securities markets, the Board determined that the Agreement and Subadvisory Agreement for the Portfolio should be re-approved in light of the Portfolio's performance and fees. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Portfolio's relatively low advisory fees and its current assets.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been average compared to similar funds, although its longer term performance was somewhat below average. The Board also noted that the Portfolio's advisory fees and total expenses were quite low compared to its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by TIMCO. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board also considered the important space that the Portfolio fills among the funds available under Travelers' variable insurance products. The Board requested, however, that TAMIC monitor whether personnel changes at TIMCO relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and asked TAMIC to explore whether the institution of breakpoints in the Portfolio's fees would be appropriate in light of the Portfolio's current assets and fees and any changes in the fees generally charged by TIMCO after its acquisition by Legg Mason.

EQUITY INCOME PORTFOLIO

The Board noted that the performance of the Portfolio was not good for the most recent one-year period compared to similar funds, although longer-term performance (including the most recent period) was somewhat better, and performance before the most recent period had generally been good. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio closely.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



FEDERATED HIGH YIELD PORTFOLIO

The Board noted that the performance of the Portfolio had generally been above average compared to similar funds. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were above the median of its expense group, but were within the range of reasonableness. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary at the time in light of the Portfolio's small size. In light of the certain legal issues faced by Federated (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Federated had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board asked TAMIC to consider whether the Portfolio continued to be necessary in light of the availability of another high yield bond fund under Travelers' variable insurance products with performance even better than that of the Portfolio.

FEDERATED STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were near the median of its expense group. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary in light of the Portfolio's small size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but requested that TIMCO consider and recommend to the Board possible changes to the Portfolio in light of its disappointing performance and low assets, including the possible merger of the Portfolio into another fund.

LARGE CAP PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted, however, that a new portfolio manager had recently become responsible for the Portfolio's management, and that the Board was impressed by the presentation made by such portfolio manager at the meeting. The Board also considered how the Portfolio's management style differed from the comparable funds to which the Portfolio's performance was compared. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC continue to monitor the performance of the Portfolio closely.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Initially, the Board noted that Mondrian had recently taken over as of May 1, 2005 as the Portfolio's subadvisor, so re-approval of the subadvisory agreement between TAMIC and Mondrian was not necessary at the meeting. As to the Agreement for the Portfolio, the Board noted the disappointing historical performance of the Portfolio, but also noted TAMIC's action in replacing the Portfolio's subadviser and the good performance of the Portfolio in the short period since the subadviser change. The Board noted that Mondrian's subadvisory fee was lower than that of the Portfolio's prior subadvisor, which permitted a corresponding reduction in the Portfolio's advisory fee, and the Board concluded that the new advisory fee was reasonable. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

MERCURY LARGE CAP CORE PORTFOLIO

The Board noted that the performance of the Portfolio was for the one- and three-year periods was above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Merrill had become subadviser for the Portfolio on November 17, 2003. The Board also noted, however, that the Portfolio's advisory and subadvisory fees and total expenses were above average, although the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that appeared to be appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio to assess whether the performance continues to justify the above average fees.

MFS MID CAP GROWTH PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well below average compared to similar funds, although the Board expressed confidence in the abilities of MFS as a subadvisor generally. The Board also noted that the Portfolio's advisory fees and total expenses were near the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but asked TAMIC to develop a specific recommendation for changes to the Portfolio designed to address its poor performance.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



MFS VALUE PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well above average compared to similar funds. The Board also noted that the Portfolio's advisory and subadvisory fees and total expenses were below the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

PIONEER FUND PORTFOLIO

The Board noted that the performance of the Portfolio during the short term had been well above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Pioneer had become subadviser for the Portfolio as of May 1, 2003. The Board expressed confidence in Pioneer generally. The Board also noted that the Portfolio's advisory and subadvisory fees appeared to be reasonable, and noted that such fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

TRAVELERS QUALITY BOND PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board noted that the portfolio managers of the Portfolio had not changed, even though the Portfolio had been managed by TAMIC directly prior to its acquisition by MetLife, and was now managed by SaBAM as subadvisor. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not imperative in light of the low advisory fee.

U.S. GOVERNMENT SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and were informed by TAMIC representatives that SaBAMwas the subadvisor to a similar fund advised by another MetLife affiliate, and that the subadvisory fee in that case included breakpoints. In light of this, the Board asked TAMIC to pursue instituting advisory and subadvisory fee breakpoints for the Portfolio.

CERTAIN MATTERS RELATING TO THE CONVERTIBLE SERIES PORTFOLIO, TRAVELERS QUALITY BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, DISCIPLINED MID CAP STOCK PORTFOLIO, STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND STYLE FOCUS
SERIES: SMALL CAP VALUE PORTFOLIO On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the Trust's Convertible Series Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (collectively, the "Salomon Brothers Portfolios") and TIMCO is the subadviser to the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio and Style Focus
Series: Small Cap Value Portfolio (collectively, the "TIMCO Portfolios"), and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Salomon Brothers Portfolios' and the TIMCO Portfolios' subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Board approved new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO with respect to the TIMCO Portfolios at a special meeting of the Board held on November 10, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios and the TIMCO Portfolios, the Board met with a representative from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Board also took into consideration the factors they considered at a meeting held on July 20, 2005, where the Board approved the previous subadvisory agreements with SaBAM, with respect to the Salomon Brothers Portfolios and TIMCO with respect to the TIMCO Portfolios. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' and the TIMCO Portfolios' previous subadvisory agreements; and

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO for the TIMCO Portfolios.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees.

The Trustees
------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name, Address and Age    the Trust    Time Served            During Last Five Years          by Trustee** Held by Trustee
---------------------  ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund     Other Public
                      Position(s) Term of Office                                           Complex        Company
                       Held with  and Length of            Principal Occupation            Overseen    Directorships
Name, Address and Age  the Trust   Time Served            During Last Five Years          by Trustee  Held by Trustee
--------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell           Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                  Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                      1998. Dean, School of Management                    Delaware North
Age 62                                           (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                 Dean, College of Business                           business)
                                                 Administration (1995-1998), Marquette
                                                 University; Professor of Finance (1980-
                                                 1995) and Associate Dean (1993-
                                                 1995), School of Business
                                                 Administration, and Director, Center for
                                                 Research and Development in Financial
                                                 Services (1980-1995), University of
                                                 Connecticut; Member, Board of
                                                 Managers (1990-present), six Variable
                                                 Annuity Separate Accounts of The
                                                 Travelers Insurance Company+; Trustee
                                                 (1990-present), five Mutual Funds
                                                 sponsored by The Travelers Insurance
                                                 Company.++

Frances M. Hawk,        Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                         Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                             Management Company, Inc. (investment
Downingtown, PA                                  management); Assistant Treasurer,
Age 57                                           Pensions and Benefits. Management
                                                 (1989-1992), United Technologies
                                                 Corporation (broad-based designer and
                                                 manufacturer of high technology
                                                 products); Member, Board of Managers
                                                 (1991-present), six Variable Annuity
                                                 Separate Accounts of The Travelers
                                                 Insurance Company+; Trustee (1991-
                                                 present), five Mutual Funds sponsored
                                                 by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                        Term of                                                  Portfolios Other Public
                                        Office                                                    in Fund      Company
                         Position(s)  and Length                                                  Complex   Directorships
                          Held with       of                   Principal Occupation               Overseen     Held by
Name, Address and Age     the Trust   Time Served             During Last Five Years             by Trustee    Trustee
---------------------   ------------- ----------- ---------------------------------------------- ---------- -------------

Officers
--------
Paul Cellupica          Secretary     Since July  Chief Counsel, Securities Products and            N/A          N/A
MetLife, Inc.           and Chief     2005        Regulation, MetLife, Inc. (2004-present); Vice
One MetLife Plaza       Legal Officer             President and Chief Legal Officer, TAMIC
27-01 Queens Plaza                                (July 2005-present); Assistant Director,
North Long Island City,                           Division of Investment Management, U.S.
NY 11101                                          Securities and Exchange Commission (2001-
Age 41                                            2003), Senior Special Counsel, Division of
                                                  Investment Management, Securities and
                                                  Exchange Commission (2000-2001).

Peter Duffy             Chief         Since July  Senior Vice President, MetLife Advisers, since    N/A          N/A
MetLife Advisers LLC    Financial     2005        December 1998; Senior Vice President;
501 Boylston Street     Officer and               NELICO; Vice President, MetLife; Vice
Boston, MA 02116        Treasurer                 President, Travelers Asset Management
Age 50                                            International Company LLC and Travelers
                                                  Investment Adviser, Inc., since 2000;
                                                  Treasurer and Chief Financial Officer,
                                                  Metropolitan Series Fund, Inc., since 2005;
                                                  Treasurer, Chief Financial Officer and Chief
                                                  Accounting Officer, CitiStreet Funds, Inc.,
                                                  since 2005; formerly, Vice President and
                                                  Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim       Since       Assistant Vice President, Corporate Ethics and    N/A          N/A
Metropolitan Life       Chief         November    Compliance Department, MetLife, Inc.
Insurance Company       Compliance    2005        (October 2002-present); Interim Chief
One MetLife Plaza       Officer                   Compliance Officer of funds sponsored by
27-01 Queens Plaza                                MetLife and its affiliates (November 2005-
North Long Island City,                           present); Associate, Goldman Sachs & Co.
NY 11101                                          (May 2000-July 2001).
Age 37

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five Mutual Funds. The six variable annuity accounts and five Mutual Funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, High Yield Bond Trust,
   Managed Assets Trust, Money Market Portfolio and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 842-9406.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 842-9406 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 THE TRAVELERS
                                 SERIES TRUST

                      AIM Capital Appreciation Portfolio
                          MFS Total Return Portfolio
                      Pioneer Strategic Income Portfolio
            Salomon Brothers Strategic Total Return Bond Portfolio
                          Strategic Equity Portfolio
                      Travelers Managed Income Portfolio
                        Van Kampen Enterprise Portfolio

                                 ANNUAL REPORT

                               OCTOBER 31, 2005

--------------------------------------------------------------------------------
AIM CAPITAL APPRECIATION PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE
For the 12 months ended October 31, 2005, the portfolio returned 11.47%. In comparison, the portfolio outperformed its unmanaged benchmark, the S&P 500 Index, which returned 8.72% for the same period.

MARKET OVERVIEW NOVEMBER 2004 THROUGH OCTOBER 2005
Despite widespread concern about the potential impact of rising short-term interest rates and historically high energy prices, the U.S. economy expanded, inflation remained contained and corporate profits generally rose during the fiscal year covered by this report. Late in the year, higher energy prices and rising interest rates threatened to crimp consumer spending, which accounts for approximately two-thirds of the U.S. economy.

There was wide variance in corporate profits during the year. Rising prices caused many companies in the energy and utilities sectors to report record earnings and profits--while profits of companies that use a lot of energy, such as chemical companies and airlines, were depressed. The broad stock market rose for the year. Not surprisingly, energy and utilities stocks led the market with strong double-digit returns, while consumer discretionary stocks lagged, one of only two sectors that declined for the year.

CONTRIBUTORS TO PERFORMANCE
During the one year period ending October 31, 2005, the portfolio was significantly overweight relative to the S&P 500 Index in the health care, materials and the information technology sectors. Over the same period, the portfolio was underweight in the consumer staples, financials, telecommunication services and utilities sectors.

The portfolio's exposure to the healthcare sector enhanced results over the reporting period due to good stock selection. Within the sector, holdings in the healthcare supplies industry made the largest contribution to relative performance. The energy sector also contributed positively to relative results.

Relative performance was negatively impacted the most by the portfolio's weightings in the consumer discretionary and utilities sectors. The portfolio's lack of exposure to the utilities sector also detracted from the portfolio's relative performance. On an absolute basis, the energy sector was the largest positive contributor to the portfolio's performance, followed by the health care sector.

On September 16, 2005, a change was announced to the portfolio's management team. Lanny Sachnowitz (lead), Gabe Birdsall and Kirk Anderson joined Rob Lloyd as portfolio managers for the portfolio. In addition, the new managers will be assisted by the large/multi-cap growth team, a new team formed of members of the large-cap growth team and the multi-cap growth team (formerly assigned to the portfolio). The changes are part of AIM's ongoing effort to organize teams around common processes and shared beliefs.

Our investment process combines rigorous quantitative and independent fundamental analysis to find companies exhibiting long- term, sustainable earnings and cash flow growth not yet reflected in stock prices or current valuations. The process we employ is similar to that of the previous management team, though there will be differences in execution. Over time, we believe the changes will be beneficial for shareholders.

PLEASE REFER TO PAGES 21 THROUGH 23 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Apple Computer, Inc.         2.67%
                     -------------------------------------
                     Johnson & Johnson            1.97%
                     -------------------------------------
                     QUALCOMM, Inc.               1.71%
                     -------------------------------------
                     Microchip Technology, Inc.   1.68%
                     -------------------------------------
                     Procter & Gamble Co.         1.68%
                     -------------------------------------
                     Alcon, Inc.                  1.67%
                     -------------------------------------
                     Yahoo!, Inc.                 1.61%
                     -------------------------------------
                     Office Depot, Inc.           1.59%
                     -------------------------------------
                     Amgen, Inc.                  1.57%
                     -------------------------------------
                     Exxon Mobil Corp.            1.56%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Non-Cyclical                             27.6%
Technology                               14.2%
Energy                                   13.1%
Industrials                              11.0%
Financials                               10.0%
Communications                            9.4%
Cyclical                                  9.3%
Basic Materials                           5.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AIM CAPITAL APPRECIATION PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                 AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
               AIM CAPITAL MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 S&P 500             AIM Capital
                  Index        Appreciation Portfolio
                 -------       ----------------------
10/10/1995       $10,000             $10,000
10/31/1995        10,076               9,990
10/30/1996        12,504              10,771
10/31/1997        16,522              12,706
10/31/1998        20,155              12,351
10/31/1999        25,329              16,355
10/31/2000        26,872              22,329
10/31/2001        20,180              12,646
10/31/2002        17,131              11,161
10/31/2003        20,694              13,368
10/31/2004        22,643              13,854
10/31/2005        24,618              15,443



    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    AIM Capital
    Appreciation
--  Portfolio        11.47% 11.43% -7.11%  4.45%        4.41%
    ----------------------------------------------------------------
- - S&P 500 Index/1/  8.72% 12.85% -1.74%  9.34%        9.43%
    ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 10/10/1995.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS TOTAL RETURN PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the 12 months ended October 31, 2005 the portfolio returned 6.09%. In comparison, the portfolio outperformed its unmanaged benchmarks, the Lehman Brothers Aggregate Bond Index and S&P 500 Index, which returned 1.13% and 8.72% respectively for the same period.

DETRACTORS FROM PERFORMANCE
In the equity portion of the portfolio, the leisure, utilities and communications, and basic materials sectors detracted from results. Stock selection and, to a lesser extent, our overweighting in the leisure sector hindered relative performance during the period. Media company Viacom was among the top detractors from relative performance in this sector.

While overweighting the utilities and communication sector helped performance, stock selection held back the sector's overall results. Telecom services provider Verizon Communications was the portfolio's largest detractor from performance during the period. Our overweighted position and, to a lesser extent, stock selection, in the basic materials sector also hurt performance. News print maker Bowater (not an index constituent) was a top detractor from performance in the basic materials sector.

Stocks in other sectors that detracted from relative results included home improvement manufacturer Masco, manufacturing conglomerate Tyco, clothing retailer Gap, and health care services provider Tenet Healthcare. Not owning the strong performing health insurer UnitedHealth Group and PC maker Apple Computer also weakened relative performance.

In the fixed income portion of the portfolio our overweighting of the "BBB" sector detracted from results. This was slightly offset by our allocation to "BB" rated debt that the index does not hold.

During the reporting period, shifts in currency valuations detracted from the portfolio's performance relative to the benchmark. The base currency of the portfolio is U.S. dollars and the performance of the portfolio, and that of its benchmark, are presented in terms of this currency. Nevertheless, specific holdings of the portfolio and benchmark may be denominated in different currencies, and therefore present the possibility of currency depreciation or appreciation. Because the exposure of the portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

CONTRIBUTORS TO PERFORMANCE
Relative to the portfolio's equity benchmark, energy, technology, and financial services were the strongest performing sectors during the period. A combination of stock selection and allocation drove returns in these sectors.

In the energy sector, stock selection and an overweighted position boosted results. Within the sector, oil and gas producer Devon Energy, drilling rig operator GlobalSantaFe (not an index constituent), offshore drilling company Noble, and oil and gas manufacturer/provider/servicer Cooper Cameron (not an index constituent) were among the portfolio's top contributors.

Underweighting the weak-performing technology sector was also beneficial. Our underweighted position in computer technology company IBM helped as the stock significantly underperformed the benchmark. Stock selection was the main driver of the outperformance of the financial services sector. Our investments in financial services firms PNC and Hartford contributed to relative performance over the period.

During the period, relative performance also benefited from our smaller allocations to drug maker Pfizer and discounted retailer Wal-Mart, both benchmark constituents underperformed significantly. Although the utilities and communication sector detracted from results, our holdings in the wireless giant Sprint Nextel was among the top contributors to performance.

Relative to the portfolio's fixed income benchmark, performance was enhanced by the portfolio's duration. During the period, the portfolio maintained a shorter duration than that of the index, which added to relative results as rates rose. The portfolio also benefited from allocations to banking, finance, and mortgage-related issues. Security selection in the industrial sector and our holdings in inflation-linked issues also added to performance.

PLEASE REFER TO PAGES 24 THROUGH 31 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              U.S. Treasury Notes (5.625%, 05/15/2008)   2.69%
              ---------------------------------------------------
              Bank of America Corp.                      2.48%
              ---------------------------------------------------
              U.S. Treasury Bond (6.250%, 08/15/2023)    1.64%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       1.64%
              ---------------------------------------------------
              Sprint Nextel Corp.                        1.63%
              ---------------------------------------------------
              PNC Financial Services Group, Inc.         1.56%
              ---------------------------------------------------
              Wyeth                                      1.38%
              ---------------------------------------------------
              Verizon Communications, Inc.               1.34%
              ---------------------------------------------------
              Altria Group, Inc.                         1.22%
              ---------------------------------------------------
              Viacom, Inc.                               1.22%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Common Stocks                                               60.4%
U.S. Government & Agency Obligations                        28.0%
Domestic Bonds & Debt Securities                            11.4%
Foreign Bonds & Debt Securities                              0.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS TOTAL RETURN PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     MFS TOTAL RETURN PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

              MFS Total Return   Lehman Brothers Aggregate
                 Portfolio              Bond Index (1)        S&P 500 Index (2)
              ----------------   -------------------------    -----------------
 6/16/1994       $10,000                $10,000                    $10,000
10/31/1994        $9,980                 10,030                     10,325
10/31/1995        11,589                 11,600                     13,055
10/31/1996        13,577                 12,278                     16,201
10/31/1997        16,380                 13,370                     21,406
10/31/1998        18,172                 14,619                     26,113
10/31/1999        19,557                 14,696                     32,817
10/31/2000        22,057                 15,769                     34,816
10/31/2001        22,008                 18,065                     26,145
10/31/2002        21,217                 19,129                     22,196
10/31/2003        23,985                 20,066                     26,812
10/31/2004        26,710                 21,176                     29,337
10/31/2005        28,337                 21,415                     31,895




    ----------------------------------------------------------------
                                Average Annual Return/3/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ----------------------------------------------------------------
    MFS Total
--  Return Portfolio  6.09% 10.13%  5.14%  9.35%         9.59%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Aggregate Bond
- - Index/1/          1.13%  3.84%  6.31%  6.32%         7.91%
    ----------------------------------------------------------------
    S&P 500 Index/2/  8.72% 12.85% -1.74%  9.34%        12.30%
    ----------------------------------------------------------------

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
Most domestic fixed-income investments delivered modest returns during the 12-month period ended October 31, 2005, as investors attempted to assess the economic impact of the Federal Reserve Board's hikes in short term interest rates. While the Fed persisted in its efforts to guard against any increase in inflationary pressures, the economies of the United States and most foreign countries continued to expand, helping support growth in corporate profits. These factors all contributed to absolute performance of 5.17% for the portfolio and solid outperformance of the benchmark, the Lehman Brothers Aggregate Bond Index which returned 1.13%.

MARKET OVERVIEW
Fixed-income markets were affected by many cross-currents, and our investments in long-term U.S. Treasury bonds and our continued emphasis on lower-rated, high-yield bonds--both domestic corporate bonds and emerging market debt--helped drive the Portfolio's performance. For most of the 12 months, we focused our Treasury investments in longer-term bonds. That tactic helped support performance as yields of shorter-term bonds rose and the prices of bonds with maturities of 10 years or less declined. In contrast, the 30-year Treasury outperformed other higher-rated bonds as its yield declined and its price rose, gaining 34 basis points in price while the Merrill Lynch U.S. Agency/Treasury Master Index declined 3.3% in price.

During a period in which most economies, with the exception of some European markets, grew strongly, corporate profits tended to continue to improve, and high-yield bonds outperformed investment-grade debt. We emphasized both domestic and emerging-market debt throughout the 12 months, although we lowered our exposure to both groups as the period progressed and their prices became less attractive as their spreads over investment-grade debt tightened.

CONTRIBUTORS TO PERFORMANCE
Earlier in the fiscal year, we increased our investments in mortgage-backed securities and have generally maintained our greater emphasis on mortgages, since they continue to look attractive when compared with other investment opportunities. Within our domestic high-yield investments, we gradually upgraded the average credit quality of our bonds as a defensive measure against a possible slowing of corporate profit growth. We also continued to invest in investment-grade foreign debt, primarily government bonds, which offered higher yields than U.S. Treasuries.

Another major shift made was the reduction of our non-dollar exposure at the start of 2005. In the fourth quarter of 2004, during which the euro rose 9%, we held significant foreign currency versus the dollar, which enhanced performance. We anticipated that the U.S. dollar would begin to strengthen against the euro and other foreign currencies. Early in 2005, we scaled back a large portion of our non-dollar exposure to protect portfolio gains made from foreign investments as the trends leading up to the weaker dollar indeed reversed. This step helped performance because our foreign government security investments, most notably from France and Sweden, outperformed U.S. government securities, but the underlying foreign currencies were losing relative value against a strengthening U.S. dollar.

At the end of the period, about 16% of Portfolio assets were invested in Treasuries, including a position in Treasury Inflation Protection Securities
(TIPS) that we added late in the period to hedge against rising interest rates and potential inflation. At the end of the period, mortgage-backed securities represented 24% of Portfolio assets, US investment-grade corporate bonds represented 5.4%, International Investment Grade 11.9%, US high yield 26.5%, and emerging market debt 14.3%.

Our investments in bonds of several basic materials companies helped notably, as rising commodity prices supported the performance of bonds issued by companies such as Freeport McMoRan, a copper and gold mining corporation, and CSN, Brazil's largest steel company. Sino Forest, a Canadian forestry company, also contributed positively. Within the energy sector, bonds of oil and gas producers such as Petroquest and Baytex were outstanding performers. A few investments proved disappointing, however. Those included bonds of Delphi, an auto parts manufacturer, and Duane Reade, a New York-based retail pharmaceutical chain whose business performance hasn't met investors' expectations.

Sincerely,

KENNETH J. TAUBES
DIRECTOR OF FIXED INCOME INVESTMENTS
PIONEER INVESTMENTS




PLEASE REFER TO PAGES 32 THROUGH 43 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                                    Percent of
  Description                                                       Net Assets
  ----------------------------------------------------------------------------
  U.S. Treasury Inflation Index Note (3.500%, 01/15/11)               5.32%
  ----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) (6.000%, 11/01/35)         2.17%
  ----------------------------------------------------------------------------
  Ginnie Mae I Pool (5.000%, 06/15/35)                                1.82%
  ----------------------------------------------------------------------------
  United States Treasury Inflation Indexed Bonds (3.375%, 01/15/12)   1.81%
  ----------------------------------------------------------------------------
  U.S. Treasury Bonds (3.000%, 07/15/12)                              1.68%
  ----------------------------------------------------------------------------
  U.S. Treasury Bonds (7.250%, 05/15/16)                              1.53%
  ----------------------------------------------------------------------------
  U.S. Treasury Notes (4.000%, 02/15/15)                              1.45%
  ----------------------------------------------------------------------------
  Ginnie Mae I Pool (5.500%, 04/15/34)                                1.42%
  ----------------------------------------------------------------------------
  U.S. Treasury STRIPS (4.447%, 02/15/11)                             1.36%
  ----------------------------------------------------------------------------
  Province of Ontario (5.500%, 04/23/13)                              1.18%
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

High Yield Corporate Bonds                                  26.5%
Mortgage-Backed Securities                                  24.3%
U.S. Treasuries                                             16.8%
Foreign Bonds - Emerging Markets                            14.3%
Foreign Bonds - Investment Grade                            11.9%
Investment Grade Corporate Bonds                             3.8%
Municipal Bonds                                              1.6%
Stocks/Other                                                 0.8%

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
     PIONEER INVESTMENT MANAGEMENT USA, INC. VS. CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX-UNHEDGED/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                              Citigroup Non-U.S.
         Pioneer Strategic    World Government Bond      Lehman Brothers
          Income Portfolio    Index--Unhedged/1/       Aggregate Bond Index/2/
         -----------------    ---------------------    -----------------------
 6/94                                $10,000                  $10,000
10/94        $10,000                  10,732                   10,030
10/95         11,560                  12,362                   11,600
10/96         12,650                  13,036                   12,278
10/97         13,717                  12,996                   13,370
10/98         13,628                  14,659                   14,619
10/99         13,873                  14,225                   14,696
10/00         13,906                  12,845                   15,769
10/01         14,545                  13,732                   18,065
10/02         14,836                  15,114                   19,129
10/03         17,887                  17,797                   20,066
10/04         19,973                  19,974                   21,176
10/05         21,004                  19,484                   21,415




    ----------------------------------------------------------------
                                Average Annual Return/3/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ----------------------------------------------------------------
    Pioneer
    Strategic Income
--  Portfolio         5.17% 12.29%  8.60%  6.15%        6.74%
    ----------------------------------------------------------------
    Citigroup
    Non-U.S. World
    Government
    Bond Index--
- - Unhedged/1/      -2.45%  8.83%  8.69%  4.65%        6.90%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Aggregate Bond
--  Index/2/          1.13%  3.84%  6.31%  6.32%        7.91%
    ----------------------------------------------------------------

/1/The Citigroup Non-U.S. World Government Bond Index--Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
Due to the Portfolio's allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

INVESTMENT GRADE MARKET REVIEW
During the 12 months ended October 31, 2005, markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data and rising energy costs, exacerbated near period end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate to 3.75% from 1.75% by period end. The Fed raised rates an additional quarter point to 4.00% on November 1, after the close of the reporting period. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected each 25-basis-point hike in the Federal funds rate during the period--thanks to the Fed's well-advertised intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates "at a pace that is likely to be measured" and, starting in June 2004, added that, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." In its most recent statement (from the September 20/th /meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained "contained" (even if the language was downgraded from the "well contained" language used at prior meetings).

Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product ("GDP") declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before period end, continue to cast a pall on growth and consumer spending expectations.

This was particularly true in the latter half of the period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Portfolio's fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the period, declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the unemployment rate rose to 5.0% in October. Industrial production and retail sales also remained positive through most of the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near period end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the period, continued strong growth and limited wage pressures are keeping long-term inflation expectations "contained". Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, core Consumer Price Index (CPI) inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (PPI) inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator/i/, the Fed's preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

HIGH YIELD MARKET REVIEW
During the 12 months ended October 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index, returned 3.55%. High yield debt markets rallied through the last two months of 2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a "measured pace." Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

However, rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through Spring 2005, including General Motor's unexpected

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

negative earnings warning in mid-March and Ford's reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies' potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7/th/ terrorist bombings in London (and the July 21/st/ reprise) and weaker consumer sentiment.

However, higher-than-expected August new issuance, combined with stronger inflation, increasingly mixed economic data and rising energy prices, slowed activity near the end of the period, although low trading volumes and light issuance in the latter half of August (ahead of the Labor Day holiday) kept markets in positive territory. High yield markets continued to decline through October end, as volatility in the auto sector, higher energy costs, rising inflation and fears of a potentially slowing economy in the aftermath of Hurricane Katrina converged with abundant new supply and continued retail outflows following the Labor Day holiday.

Spreads tightened 45 basis points during the 12-month period ended October 31, 2005 to close at 363 basis points over U.S. Treasuries. Based on the 8.13% yield/ii/ of the Citigroup High Market Yield Index as of October 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes./iii/ However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

EMERGING MARKETS DEBT REVIEW
Emerging markets debt returned 10.54% during the 12 months ended October 31, 2005, as represented by the J.P. Morgan Emerging Markets Bond Index Global. Strong country fundamentals and market technicals offset the downward pressure exerted by eight "measured" increases in the Fed Funds rate throughout the 12 months and credit contagion from the auto sector during volatile Spring 2005. Continued progress on political and economic reform in many emerging countries, continued commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Federal Reserve and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign market volatility trended upward near the end of the period, emerging markets proved relatively resilient, boosted by strong investor demand for greater risk assets despite the early July terrorist bombings in London, continued political noise in key emerging countries and increasing volatility in U.S. Treasuries.

Spreads tightened 157 basis points/iv/ during the 12-month period ended
October 31, 2005, closing at 242 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.) Over the period, 12-month return volatility stood at 4.92%,/v/ substantially below long-term, historical levels of approximately 16%.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD? PERFORMANCE VS. BENCHMARK? PERFORMANCE VS. LIPPER CATEGORY AVERAGE?
For the 12 months ended October 31, 2005, the Salomon Brothers Strategic Total Return Bond Portfolio returned 2.67%. In comparison, the portfolio's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned 1.13%, and its Lipper variable global income funds category average was 2.80% over the same period.

WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

  3A) WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?
During the annual period, the Portfolio benefited from its yield curve positioning, underweight to shorter maturities in favor of the longer portion of the curve. The flattening yield curve positively impacted portfolio returns. The Portfolio's exposure to higher yielding assets, specifically U.S. high yield and emerging markets debt, also proved to be beneficial in benchmark outperformance over the period as both markets enjoyed favorable market fundamentals and technicals during the 12 months.

  3B) WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?
Our shorter duration detracted from overall absolute returns early in the period, as the longer end (10+ year) of the yield curve held up

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

better than market participants expected. The Portfolio's allocation to investment grade corporates detracted from performance during the annual period due to market volatility predicated on idiosyncratic risk (i.e. negative auto sector headlines, M&A and LBO activity and shareholder-friendly corporate actions).

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?
We reduced overall duration in the portfolio versus the benchmark in advance of the remarkable yield curve flattening seen during the 12 months ended
October 31, 2005. Although remaining somewhat defensive (i.e., slightly short), we brought the portfolio's duration closer to neutral as rates backed up and the 10-year U.S. Treasury bond sold off in the latter half of the period. We also removed our yield curve flattener trade, in which we had underweighted the short end of the yield curve and overweighted the long end in anticipation of further flattening.

We took profits in non-U.S. investment grade and emerging markets debt near the end of the reporting period to decrease the portfolio's overall risk exposure from its early overweight toward more neutral levels of credit risk. We opportunistically reallocated assets into mortgage-backed and U.S. Treasury securities during market troughs as both asset classes sold off during the period, although we remain underweight mortgages relative to historical levels.

PLEASE REFER TO PAGES 44 THROUGH 48 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

Your clients should consider the investment objectives, risks, charges and expenses of a portfolio carefully before investing. The prospectus contains this and other important information. Your clients should read the prospectus carefully before investing.

/i/ The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It's derived from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

/ii/ As measured by the yield on the Citigroup High Yield Market Index as of the period's close. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

/iii/ Yields are subject to change and will fluctuate.

/iv/ A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/v/ Source: J.P. Morgan Chase.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 5.000%, TBA)   15.80%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.000%, TBA)          9.21%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.000%, TBA)          7.02%
        ---------------------------------------------------------------
        U.S. Treasury Note (4.000%, 04/15/10)                   4.30%
        ---------------------------------------------------------------
        U.S. Treasury Bond (6.250%, 05/15/30)                   3.53%
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 4.000%, TBA)    3.46%
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 6.500%, TBA)    3.07%
        ---------------------------------------------------------------
        U.S. Treasury Note (4.250%, 08/15/13)                   2.86%
        ---------------------------------------------------------------
        U.S. Treasury Note (3.875%, 05/15/10)                   2.14%
        ---------------------------------------------------------------
        U.S. Treasury Note (5.000%, 02/15/11)                   1.87%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Common Stocks                                        1.5%
Domestic Bonds & Debt Securities                    33.7%
Foreign Bonds & Debt Securities                      5.9%
Preferred Stock                                      0.2%
Rights/ Warrants                                     0.0%
U.S. Government & Agency Obligations                58.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT VS. J.P. MORGAN GLOBAL GOVERNMENT BOND
      INDEX-UNHEDGED/1/ AND LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Salomon Strategic     J.P. Morgan Global      Lehman Brothers
               Total Return      Government Bond Index   Aggregate Bond Index
             -----------------   ---------------------   --------------------
 6/94             $10,000                                      $10,000
10/94               9,950               $10,000                 10,030
10/95              10,882                11,443                 11,600
10/96              13,066                12,027                 12,278
10/97              14,284                13,109                 13,370
10/98              13,927                14,655                 14,619
10/99              13,793                14,391                 14,696
10/00              14,396                15,600                 15,769
10/01              15,978                17,986                 18,065
10/02              16,515                19,118                 19,129
10/03              19,008                19,697                 20,066
10/04              20,306                20,729                 21,176
10/05              20,847                20,924                 21,415



    ---------------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 10/31/05)
    ---------------------------------------------------------------
                    1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ---------------------------------------------------------------
    Salomon
    Strategic Total
    Return Bond
--  Portfolio        2.67%  8.08%  7.69%  6.72%        6.67%
    ---------------------------------------------------------------
    J.P. Morgan
    Global
    Government
    Bond Index--
- - Unhedged/1/      0.94%  3.06%  6.05%  6.22%        7.66%
    ---------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
--  Index/2/         1.13%  3.84%  6.31%  6.32%        7.91%
    ---------------------------------------------------------------

/1/The J.P. Morgan Global Government Bond Index--Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

STRATEGIC EQUITY PORTFOLIO

For the year ending October 31st, 2005 most of the world's major stock markets posted gains as many foreign economies catapulted to new highs. Domestically, the S&P 500 returned 8.72%. The economy continued to expand and overall corporate profits improved at a strong, albeit slowing, rate. As of the end of October approximately 85% of companies in the S&P 500 have reported earnings, with two thirds surprising on the upside. With the third quarter earnings season nearly complete, S&P 500 companies are on pace to register their 14th quarter of double digit earnings growth. This expansion occurred despite dramatically higher energy prices, Federal Reserve tightenings, geopolitical uncertainties, as well as regulatory and legal issues at some major U.S. corporations. For the year ending October 31st, 2005 mid cap stocks outperformed both large and small cap stocks. Value stocks outpaced growth stocks across all market capitalization ranges.

Against this backdrop, the Strategic Equity Portfolio underperformed the S&P 500 Index. For the 12 months ended October 31st the portfolio returned 6.85% while the S&P 500 returned 8.72% for the same period. The largest detractor from relative performance was an underweight to the energy sector. Energy was by far the best performing sector in the S&P 500 over the past twelve months as record high oil and natural gas prices created a positive environment for energy companies. Stock selection in the industrial sector, more specifically the transportation industry, hurt performance as several airline and automobile parts companies posted negative returns for the year. Weak stock returns and an overweight to the slumping telecommunications sector also contributed to the portfolio's relative underperformance. On the up side, an underweight in financials and solid stock picking in the materials sector helped to bolster portfolio performance.

PLEASE REFER TO PAGES 49 THROUGH 51 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 American International Group, Inc.   7.61%
                 ---------------------------------------------
                 Microsoft Corp.                      6.99%
                 ---------------------------------------------
                 Altria Group, Inc.                   3.48%
                 ---------------------------------------------
                 General Electric Co.                 3.46%
                 ---------------------------------------------
                 UnitedHealth Group, Inc.             2.83%
                 ---------------------------------------------
                 SLM Corp.                            2.80%
                 ---------------------------------------------
                 Wyeth                                2.30%
                 ---------------------------------------------
                 Roche Holding AG                     2.28%
                 ---------------------------------------------
                 Johnson & Johnson                    2.22%
                 ---------------------------------------------
                 CIENA Corp.                          1.77%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% portfolio market value)
As of 10/31/05

                                    [CHART]

Consumer Discretionary          0.3%
Non-Cyclical                   34.6%
Energy                          3.9%
Basic Materials                 1.7%
Financials                     18.6%
Cyclical                        5.6%
Industrials                     6.5%
Technology                     15.4%
Communications                 12.1%
Utilities                       1.2%
Health Care                     0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     STRATEGIC EQUITY PORTFOLIO MANAGED BY
                         FIDELITY VS. S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Strategic Equity Portfolio     S&P 500
                --------------------------     -------
 6/94                  $10,000                 $10,000
10/94                   10,650                  10,325
10/95                   13,428                  13,055
10/96                   17,007                  16,201
10/97                   22,549                  21,406
10/98                   25,463                  26,113
10/99                   34,504                  32,817
10/00                   37,683                  34,816
10/01                   25,606                  26,145
10/02                   19,449                  22,196
10/03                   23,450                  26,812
10/04                   25,430                  29,337
10/05                   27,173                  31,895





    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    Strategic Equity
--  Portfolio         6.85% 11.79% -6.33%  7.30%         9.18%
    ----------------------------------------------------------------
- - S&P 500 Index/1/  8.72% 12.85% -1.74%  9.34%        12.30%
    ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS MANAGED INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE
For the 12 months ended October 31, 2005, the Portfolio returned 0.35%. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Index") returned 0.27% for the same period.

MARKET REVIEW
The U.S. economy continued to grow at a solid pace throughout the period, with gross domestic product (GDP) surpassing 3.0% in each quarter covered by this report. Given the strength of the economy and rising oil prices triggering inflationary concerns, the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at a measured pace. While there were expectations that the Fed may pause in its tightening cycle following the devastation wrought by Hurricanes Katrina and Rita, it continued to raise rates. In its statement accompanying the September 2005 rate hike the Fed said: "The widespread devastation in the Gulf region, the associated dislocation of economic activity, and the boost to energy prices imply that spending, production, and unemployment will be set back in the near term...While these unfortunate developments have increased uncertainty about near-term economic performance, it is the Open Market Committee's view that they do not pose a more persistent threat."

Rising interest rates, a widening of swap and credit spreads, a decline in volatility, and the flattening of the yield curve were the main drivers of the fixed income market during the reporting period. In the Treasury market, 3- and 5-year securities generated the worst performance during the fiscal year. In contrast, 30-year Treasuries had the best performance of any fixed income security or sector, followed by the positive performance of 3- and 6-month Treasury bills. High-grade credit spreads widened to 86 basis points over the period.

CONTRIBUTORS TO PERFORMANCE
During the reporting period, the Portfolio's yield curve and duration management, sector allocations, and security selection enhanced results. In particular, the Portfolio's overweight in asset-backed securities relative to the Lehman Index added to the performance of the Portfolio, as did our overweight in collateralized mortgage-backed securities. The Portfolio's exposure to the corporate bond market produced mixed results over the period. On one hand, the Portfolio's strong security selection and an underweight position in the poor performing auto industry were positives for performance. However, our general overweight of the corporate bond sector detracted from results, as it was the worst performing sector over the fiscal year.

Thank you for your investment in the Travelers Managed Income Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

GENE C. COLLINS
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
NOVEMBER 22, 2005

PLEASE REFER TO PAGES 52 THROUGH 55 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.125%, 08/15/08)                          11.99%
    -----------------------------------------------------------------------
    U.S. Treasury Note (5.625%, 05/15/08)                           9.04%
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.000%, 08/31/07)                           5.82%
    -----------------------------------------------------------------------
    U.S. Treasury Note (2.875%, 11/30/06)                           4.68%
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.125%, 05/15/15)                           2.39%
    -----------------------------------------------------------------------
    Federal National Mortgage Association (6.000%, 05/15/11)        1.89%
    -----------------------------------------------------------------------
    Banc of America Commercial Mortgage, Inc. (4.870%, 12/10/42)    1.50%
    -----------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                            1.49%
    -----------------------------------------------------------------------
    U.S. Treasury Note (2.750%, 08/15/07)                           1.42%
    -----------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     (4.922%, 01/15/42)                                             1.41%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Asset - Backed                        2.8%
Cash/Other                            5.6%
Collateralized Mortgage Obligations   7.6%
Domestic Corporate Bonds             41.5%
Rights/Warrants                       0.0%
U.S. Agency Mortgage                  4.9%
U.S. Treasury                        37.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS MANAGED INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 TRAVELERS MANAGED INCOME PORTFOLIO MANAGED BY
             SALOMON BROTHERS ASSET MANAGEMENT VS. LEHMAN BROTHERS
                 INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

              Travelers Managed       Lehman Brothers Intermediate
              Income Portfolio        Government/Credit Bond Index
              -----------------       ----------------------------
 6/99             $10,000                     $10,000
10/94              10,040                      10,035
10/95              11,313                      11,293
10/96              11,835                      11,950
10/97              12,923                      12,845
10/98              13,661                      14,016
10/99              13,900                      14,155
10/00              14,534                      15,069
10/01              16,496                      17,216
10/02              15,827                      18,234
10/03              17,544                      19,224
10/04              18,278                      20,056
10/05              18,341                      20,111




    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers
    Managed
--  Income Portfolio  0.35%  5.04%  4.76%  4.95%        5.48%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Intermediate
    Government/
    Credit Bond
- - Index/1/          0.27%  3.32%  5.94%  5.94%        7.24%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the 12 months ended October 31, 2005, the Van Kampen Enterprise Portfolio returned 10.48%. The Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index, which returned 8.81% for the same period. It outperformed the Lipper Variable Large Cap Growth fund category average, which was 10.06%.

MARKET REVIEW
The annual reporting period opened on an optimistic note. Despite high oil prices and ongoing increases to the federal funds target rate, stocks rallied briskly in November and December. The stock market was buoyed by a variety of factors, including the undisputed presidential election, indications of steady economic growth, merger-and-acquisition activity, initial public offerings and good corporate earnings.

In contrast to the strong close of 2004, the first months of 2005 were far less ebullient. Stocks retreated amid profit taking and deteriorating sentiment. Investors grew increasingly apprehensive about soaring oil prices, inflationary pressures, the Federal Open Market Committee's (the Fed) interest rate tightenings, and the pace of economic growth. The misfortunes of the auto industry called into question the strength of the U.S. economy. Although oil prices continued to increase, the climate brightened by late spring. Encouraging economic data, increased consumer confidence, waning inflationary fears and many solid corporate earnings announcements boosted the stock market.

Against the backdrop of mixed economic data and additional increases to the federal funds rate, the markets became increasingly choppy during the final months of the period. The Gulf Coast hurricanes sent oil prices spiking and created anxiety about the economy, particularly given the Fed's resolve to continue raising rates. The stock market regained its footing as the period wound to a close, helped by a dip in oil prices, better-than-expected economic data, and the nomination of Benjamin Bernanke to head the Federal Reserve.

CONTRIBUTORS TO PERFORMANCE
The Portfolio's performance relative to the Russell 1000(R) Growth Index was boosted by strong performance from health care stocks. Biotechnology stocks contributed robust gains, helped by company specific events. Fueled by positive earnings surprises and good revenues, managed care companies also advanced notably. Relative to the benchmark, the portfolio was overweighted in both industries.

The Portfolio's consumer discretionary holdings served the portfolio well. Relative returns benefited both from an overall sector underweight as well as from solid security selection. In particular, the Portfolio's homebuilder stocks performed solidly, as new home purchases remained strong. Overall strength in consumer spending also provided a favorable environment for a number of the Portfolio's leisure and retail stocks.

In contrast, information technology stocks slowed the portfolio's pace relative to the benchmark. Throughout the period, we positioned the Portfolio according to our risk-managed growth discipline. Many of the top-performing technology stocks fell short of our criteria, and our underweighting of these names hindered the Portfolio's relative performance. Additionally, a handful of the Portfolio's technology holdings underperformed as a result of event-driven news or disappointing earnings. The Portfolio's energy allocation also tempered relative returns. Although its energy holdings performed well in absolute terms, the Portfolio was slightly underweighted in the sector relative to the benchmark as a result of some very lofty valuations.

Thank you for your investment in the Van Kampen Enterprise Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the portfolio's investment goals.

Sincerely,

SANDIP BHAGAT
Lead Portfolio Manager
VAN KAMPEN ASSET MANAGEMENT INC.
NOVEMBER 7, 2005

PLEASE REFER TO PAGES 56 THROUGH 58 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Proctor & Gamble Co.         3.28%
                      ------------------------------------
                      Johnson & Johnson            3.20%
                      ------------------------------------
                      General Electric Co.         3.08%
                      ------------------------------------
                      Amgen, Inc.                  2.77%
                      ------------------------------------
                      Unitedhealth Group, Inc.     2.76%
                      ------------------------------------
                      Dell, Inc.                   2.60%
                      ------------------------------------
                      Microsoft Corp.              2.38%
                      ------------------------------------
                      United Technologies Corp.    2.19%
                      ------------------------------------
                      Intel Corp.                  2.16%
                      ------------------------------------
                      Celgene Corp                 1.83%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Consumer Discretionary                     0.0%
Non-Cyclical                              32.6%
Energy                                     3.1%
Basic Materials                            1.3%
Financials                                 5.7%
Cyclical                                  13.2%
Industrials                               13.7%
Technology                                19.7%
Communications                            10.1%
Utilities                                  0.6%

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  VAN KAMPEN ENTERPRISE PORTFOLIO MANAGED BY
      VAN KAMPEN ASSET MANAGEMENT, INC. VS. RUSSELL 1000 GROWTH INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Van Kampen Enterprise Portfolio     Russell 1000 Growth Index
                 -------------------------------     -------------------------
 6/94                      $10,000                           $10,000
10/94                       10,380                            10,614
10/95                       12,948                            13,714
10/96                       15,972                            16,663
10/97                       20,733                            21,740
10/98                       22,592                            27,097
10/99                       28,576                            36,378
10/00                       32,527                            39,772
10/01                       20,323                            23,883
10/02                       16,244                            19,197
10/03                       19,157                            23,386
10/04                       19,166                            24,176
10/05                       21,175                            26,306
























    ---------------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 10/31/05)
    ---------------------------------------------------------------
                    1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ---------------------------------------------------------------
    Van Kampen
    Enterprise
--  Portfolio       10.48%  9.24% -8.23%  5.04%         6.82%
    ---------------------------------------------------------------
    Russell 1000
- - Growth Index/1/  8.81% 11.07% -7.93%  6.73%        10.16%
    ---------------------------------------------------------------

/1/The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from May 1, 2005 through October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
AIM CAPITAL APPRECIATION PORTFOLIO          ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,115.50        $4.53
  Hypothetical (5% return before expenses)     1,000.00     $1,020.92        $4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
MFS TOTAL RETURN PORTFOLIO                  ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,024.90        $4.08
  Hypothetical (5% return before expenses)     1,000.00     $1,021.17        $4.08
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

-                                           ------------- ------------- ---------------
                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,018.10        $4.32
  Hypothetical (5% return before expenses)     1,000.00     $1,020.92        $4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                        BEGINNING     ENDING        EXPENSES PAID
                                                        ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                        5/1/05        10/31/05      5/1/05-10/31/05
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO  ------------- ------------- ---------------
  Actual                                                  $1,000.00     $1,008.40        $7.69
  Hypothetical (5% return before expenses)                 1,000.00     $1,017.54        $7.73
------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
STRATEGIC EQUITY PORTFOLIO                  ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,089.30        $4.32
  Hypothetical (5% return before expenses)     1,000.00     $1,021.07        $4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
TRAVELERS MANAGED INCOME PORTFOLIO          ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,000.00        $3.53
  Hypothetical (5% return before expenses)     1,000.00     $1,021.68        $3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
VAN KAMPEN ENTERPRISE PORTFOLIO             ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,068.80        $4.38
  Hypothetical (5% return before expenses)     1,000.00     $1,020.97        $4.28
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 97.6%
      AEROSPACE & DEFENSE - 1.5%
      Boeing Co. (The)..............................  37,500 $   2,424,000
      General Dynamics Corp.........................  10,000     1,163,000
                                                             -------------
                                                                 3,587,000
                                                             -------------
      BANKS - 1.5%
      Bank of America Corp..........................  50,500     2,208,870
      Kookmin Bank (ADR)*(a)........................  22,100     1,291,082
                                                             -------------
                                                                 3,499,952
                                                             -------------
      BEVERAGES - 0.7%
      PepsiCo, Inc..................................  26,532     1,567,511
                                                             -------------
      BIOTECHNOLOGY - 4.4%
      Amgen, Inc.*..................................  49,297     3,734,741
      Genentech, Inc.*..............................  13,664     1,237,958
      Genzyme Corp.*................................   6,294       455,676
      Gilead Sciences, Inc.*........................  54,417     2,571,203
      Protein Design Labs, Inc.*(a).................  46,600     1,305,732
      Serono S.A. Class B...........................   1,820     1,178,074
                                                             -------------
                                                                10,483,384
                                                             -------------
      CHEMICALS - 2.8%
      Air Products & Chemicals, Inc.................  23,016     1,317,436
      Dow Chemical Co...............................  45,000     2,063,700
      Monsanto Co...................................  30,954     1,950,411
      Rohm & Haas Co................................  31,179     1,357,222
                                                             -------------
                                                                 6,688,769
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 3.2%
      Fiserv, Inc.*.................................  27,713     1,210,504
      Iron Mountain, Inc.*(a).......................  44,220     1,724,580
      Paychex, Inc..................................  44,220     1,713,967
      Robert Half International, Inc................  77,384     2,853,922
                                                             -------------
                                                                 7,502,973
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 2.4%
      Cisco Systems, Inc.*..........................  96,362     1,681,517
      QUALCOMM, Inc................................. 102,334     4,068,800
                                                             -------------
                                                                 5,750,317
                                                             -------------
      COMPUTERS, PERIPHERALS & SERVICES - 4.3%
      Apple Computer, Inc.*......................... 110,549     6,366,517
      Dell, Inc.*...................................  61,907     1,973,595
      EMC Corp.*.................................... 139,074     1,941,473
                                                             -------------
                                                                10,281,585
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.5%
      Matsushita Electric Industrial Co., Ltd. (ADR)  70,100     1,289,840
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      Agilent Technologies, Inc.*...................  44,220     1,415,482
                                                             -------------
      ENERGY EQUIPMENT & SERVICES - 4.4%
      Baker Hughes, Inc.............................  32,723     1,798,456
      Emerson Electric Co...........................  22,574     1,570,022
      ENSCO International, Inc......................  46,961     2,140,952

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        ENERGY EQUIPMENT & SERVICES - CONTINUED
        GlobalSantaFe Corp........................  33,165 $   1,477,501
        National-Oilwell Varco, Inc.*.............  33,165     2,071,817
        Patterson-UTI Energy, Inc.................  39,500     1,348,135
                                                           -------------
                                                              10,406,883
                                                           -------------
        FINANCIALS - DIVERSIFIED - 5.6%
        American Express Co.......................  33,165     1,650,622
        Charles Schwab Corp. (The)................ 125,000     1,900,000
        Chicago Mercantile Exchange Holdings, Inc.   2,395       874,534
        Franklin Resources, Inc...................  13,266     1,172,316
        Goldman Sachs Group, Inc..................  24,321     3,073,445
        Merrill Lynch & Co., Inc..................  35,261     2,282,797
        SLM Corp..................................  44,220     2,455,537
                                                           -------------
                                                              13,409,251
                                                           -------------
        FOOD & DRUG RETAILING - 1.9%
        CVS Corp..................................  89,500     2,184,695
        Shoppers Drug Mart Corp...................  31,200     1,038,987
        Whole Foods Market, Inc...................   9,494     1,368,370
                                                           -------------
                                                               4,592,052
                                                           -------------
        FOOD PRODUCTS - 0.5%
        Kellogg Co................................  25,561     1,129,029
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
        Alcon, Inc................................  29,954     3,980,887
        Becton, Dickinson & Co....................   3,078       156,208
        Medtronic, Inc............................  53,000     3,002,980
        St. Jude Medical, Inc.*...................  51,799     2,489,978
        Varian Medical Systems, Inc.*.............  46,028     2,097,036
                                                           -------------
                                                              11,727,089
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 5.7%
        Aetna, Inc................................  36,561     3,237,842
        Caremark Rx, Inc.*........................  68,836     3,607,006
        PacifiCare Health Systems, Inc.*..........  21,194     1,745,538
        UnitedHealth Group, Inc...................  40,956     2,370,943
        WellPoint, Inc.*..........................  35,831     2,675,859
                                                           -------------
                                                              13,637,188
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.5%
        Brinker International, Inc.*..............  31,387     1,196,472
                                                           -------------
        HOUSEHOLD DURABLES - 2.3%
        Garmin, Ltd.(a)...........................  21,815     1,252,835
        Harman International Industries, Inc......  30,653     3,061,009
        Jarden Corp.*(a)..........................  35,228     1,190,354
                                                           -------------
                                                               5,504,198
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.7%
        Procter & Gamble Co.......................  71,457     4,000,877
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 2.2%
        General Electric Co.......................  66,329     2,249,216
        Rockwell Automation, Inc..................  22,990     1,221,918
        Textron, Inc..............................  24,188     1,742,504
                                                           -------------
                                                               5,213,638
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 2.7%
        Allstate Corp. (The).....................  44,395 $   2,343,612
        CIGNA Corp...............................  16,096     1,865,044
        Millea Holdings, Inc. (ADR)(a)...........  16,400     1,491,908
        Mitsui Sumitomo Insurance Co., Ltd. (ADR)   5,800       737,425
                                                          -------------
                                                              6,437,989
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 5.2%
        eBay, Inc.*..............................  84,017     3,327,073
        Google, Inc., Class A*...................   8,805     3,276,693
        McAfee, Inc.*............................  61,907     1,859,067
        Yahoo!, Inc.*............................ 103,540     3,827,874
                                                          -------------
                                                             12,290,707
                                                          -------------
        IT CONSULTING & SERVICES - 0.7%
        Cognizant Technology Solutions Corp.,
          Class A*...............................  15,169       667,133
        NAVTEQ*..................................  26,941     1,053,932
                                                          -------------
                                                              1,721,065
                                                          -------------
        MACHINERY - 4.5%
        Caterpillar, Inc.........................  53,064     2,790,636
        Eaton Corp...............................  22,110     1,300,731
        Illinois Tool Works, Inc.................  16,065     1,361,669
        Ingersoll-Rand Co., Ltd., Class A........  62,283     2,353,675
        Komatsu Ltd. (ADR)(a)....................  22,500     1,195,875
        Parker Hannifin Corp.....................  26,532     1,663,026
                                                          -------------
                                                             10,665,612
                                                          -------------
        MEDIA - 1.2%
        Pixar*...................................  17,688       897,312
        XM Satellite Radio Holdings, Inc.,
          Class A*(a)............................  68,660     1,979,468
                                                          -------------
                                                              2,876,780
                                                          -------------
        METALS & MINING - 3.3%
        Companhia Vale do Rio Doce (ADR).........  35,376     1,462,090
        Nucor Corp...............................  19,899     1,190,955
        Phelps Dodge Corp........................  17,688     2,130,873
        POSCO (ADR)(a)...........................  24,144     1,238,346
        United States Steel Corp.(a).............  50,180     1,833,076
                                                          -------------
                                                              7,855,340
                                                          -------------
        OIL & GAS - 9.1%
        Apache Corp..............................  26,532     1,693,538
        Burlington Resources, Inc................  26,532     1,916,141
        ConocoPhillips...........................  48,642     3,180,214
        Devon Energy Corp........................  35,376     2,136,003
        Exxon Mobil Corp.........................  66,329     3,723,710
        Newfield Exploration Co.*................  26,532     1,202,696
        Occidental Petroleum Corp................  23,791     1,876,634
        Sunoco, Inc..............................  13,266       988,317
        Valero Energy Corp.......................  30,954     3,257,599
        XTO Energy, Inc..........................  39,827     1,730,881
                                                          -------------
                                                             21,705,733
                                                          -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - 4.5%
         Johnson & Johnson.......................  75,001 $   4,696,563
         Medicis Pharmaceutical Corp., Class A(a)  37,407     1,103,506
         Roche Holding AG........................  12,185     1,819,710
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)..............................  46,398     1,768,692
         Wyeth...................................  28,424     1,266,573
                                                          -------------
                                                             10,655,044
                                                          -------------
         RETAIL - MULTILINE - 1.1%
         Federated Department Stores, Inc........  23,276     1,428,448
         J.C. Penney Co., Inc....................  25,400     1,300,480
                                                          -------------
                                                              2,728,928
                                                          -------------
         RETAIL - SPECIALTY - 3.7%
         Best Buy Co., Inc.......................  33,165     1,467,883
         Coach, Inc.*............................  52,913     1,702,740
         Home Depot, Inc. (The)..................  45,000     1,846,800
         Office Depot, Inc.*..................... 137,963     3,798,122
                                                          -------------
                                                              8,815,545
                                                          -------------

         ROAD & RAIL - 0.8%
         Burlington Northern Santa Fe Corp.......  30,641     1,901,580
                                                          -------------

         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.2%
         Analog Devices, Inc.....................  88,439     3,075,909
         Freescale Semiconductor, Inc., Class B*.  26,781       639,530
         KLA-Tencor Corp.........................  28,500     1,319,265
         Linear Technology Corp..................   4,763       158,179
         Marvell Technology Group, Ltd.*.........  42,300     1,963,143
         Maxim Integrated Products, Inc..........  35,685     1,237,556
         Microchip Technology, Inc.(a)........... 132,661     4,002,382
                                                          -------------
                                                             12,395,964
                                                          -------------

         SOFTWARE - 3.5%
         Amdocs, Ltd.*...........................  68,431     1,811,369
         Autodesk, Inc...........................  53,064     2,394,778
         Electronic Arts, Inc.*..................  24,321     1,383,379
         Microsoft Corp.......................... 110,549     2,841,109
                                                          -------------
                                                              8,430,635
                                                          -------------

         TEXTILES, APPAREL & LUXURY GOODS - 0.5%
         NIKE, Inc., Class B.....................  15,439     1,297,648
                                                          -------------
         Total Common Stocks
         (Cost $197,916,000)                                232,662,060
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 9.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 10/31/05 at 1.70% to
        be repurchased at $3,898,184 on
        11/01/05 collateralized by $3,375,000
        U.S. Treasury Bond 6.250% due
        08/15/23 with a value of $3,980,229.... $ 3,898,000 $  3,898,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,752,473   19,752,473
                                                            ------------
      Total Short-Term Investments
      (Cost $23,650,473)                                      23,650,473
                                                            ------------

      TOTAL INVESTMENTS - 107.5%
      (Cost $221,566,473)                                    256,312,533

      Other Assets and Liabilities (net) - (7.5)%            (17,980,353)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $238,332,180
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. (Note 6)

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 11.2%
     AEROSPACE & DEFENSE - 0.6%
     BAE Systems Holdings, Inc.
      6.400%, due 12/15/11(144A)(a)......... $   1,038,000 $     1,093,666
      5.200%, due 8/15/15(144A)(a)..........     1,700,000       1,650,952
     Boeing Capital Corp.
       6.500%, due 2/15/12(b)...............     1,663,000       1,790,713
     Continental Airlines, Inc., Series 981A
       6.648%, due 9/15/17..................       978,918         929,837
     Northrop Grumman Corp.
       7.750%, due 2/15/31(b)...............     1,395,000       1,759,434
     Raytheon Co. 6.150%, due 11/1/08.......       615,000         635,035
                                                           ---------------
                                                                 7,859,637
                                                           ---------------
     ASSET-BACKED SECURITIES - 0.3%
     Capital One Auto Finance Trust,
       Series 2002-A, Class A 4 4.790%,
       due 1/15/09..........................     1,596,741       1,596,308
     Entergy Louisiana, Inc., Waterford 3
       Secured Lease Obligation Bonds
       8.090%, due 1/2/17...................       723,615         773,393
     Falcon Franchise Loan LLC,
       Series 2000-1, Class A-1 7.382%, due
       5/5/10 (144A)(a).....................       287,297         299,119
     System Energy Resources, Inc., Secured
       Lease Obligation Bonds 5.129%, due
       1/15/14 (144A)(a)....................       674,172         648,587
                                                           ---------------
                                                                 3,317,407
                                                           ---------------
     AUTO MANUFACTURERS - 0.0%
     Ford Motor Co. 7.450%, due
       7/16/31(b)...........................       597,000         441,780
                                                           ---------------
     BANKS - 1.0%
     Abbey National Capital Trust I, Trust
       Preferred Securities 8.963%, due
       12/29/49**...........................       801,000       1,064,871
     Bank of America Corp. 5.375%,
       due 6/15/14(b).......................       840,000         851,747
     Barclays Bank Plc, Perpetual Bonds
       6.860%, due 12/15/49 (144A)(a).......       975,000       1,044,983
     DBS Capital Funding Corp., Series A
       7.657%, due 12/31/49
       (144A)**(a)..........................       872,000         964,753
     HBOS Capital Funding LP, Tier 1 Notes
       6.071%, due 6/30/49 (144A)(a)........       550,000         567,078
     Mizuho Financial Group Cayman Ltd.
       5.790%, due 4/15/14 (144A)(a)........       568,000         583,434
     Nordea Bank AB 5.424%,
       due 12/29/49 (144A)(a)...............       610,000         602,002
     Popular North America, Inc. 4.250%,
       due 4/1/08(b)........................     1,910,000       1,877,899
     RBS Capital Trust I, Trust Preferred
       Securities, 6.425%, due
       12/29/49**...........................     2,000,000       2,048,582

   -------------------------------------------------------------------------
   SECURITY                                        PAR           VALUE
   DESCRIPTION                                    AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   BANKS - CONTINUED
   Unicredito Italiano Capital Trust II, Trust
     Preferred Securities, 9.200%, due
     10/5/49 (144A)**(a)...................... $   1,412,000 $     1,640,985
   Wachovia Corp. 5.250%, due
     8/1/14(b)................................     2,045,000       2,042,697
                                                             ---------------
                                                                  13,289,031
                                                             ---------------
   BEVERAGES - 0.2%
   FBG Finance Ltd. 5.875%, due
     6/15/35 (144A)(a)........................     1,050,000       1,008,014
   Miller Brewing Co. 5.500%, due
     8/15/13 (144A)(a)........................     1,641,000       1,656,714
                                                             ---------------
                                                                   2,664,728
                                                             ---------------
   CHEMICALS - 0.1%
   Dow Chemical Co.
    5.750%, due 12/15/08......................       659,000         677,319
    6.000%, due 10/1/12.......................       493,000         516,425
                                                             ---------------
                                                                   1,193,744
                                                             ---------------
   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
   Bear Stearns Commercial Mortgage
     Securities
    Series 1999-WF2, Class A 16.800%,
      due 9/15/08.............................       262,576         267,344
    Series 2005-Pwr7, Class A3 5.116%,
      due 2/11/41.............................     1,046,000       1,033,152
    BlackRock Capital Finance LP, Series
      1996-R1, Class B2 7.750%, due
      9/25/26 (144A)(a).......................       164,481         165,203
   Chase Commercial Mortgage Securities
     Corp.
    Series 1998-2, Class A2 6.390%, due
      11/18/30................................     1,166,048       1,208,718
    Series 1998-C1, Class A2 7.543%,
      due 7/15/32.............................       182,805         192,140
   Citigroup/Deutsche Bank Commercial
     Mortgage Trust, Series 2005-CD1,
     Class A3 5.225%, due 9/15/20.............       930,000         931,238
   CRIIMI MAE Commercial Mortgage
     Trust
    Series 1998-1, Class C 6.701%, due
      6/20/30 (144A)(a).......................       420,000         425,286
    Series 1998-C1, Class A2 7.000%,
      due 6/2/33 (144A)(a)....................     2,150,000       2,209,125
   CS First Boston Mortgage Securities
     Corp., Series 2001-CK1, Class A3
     6.380%, due 12/16/35.....................       550,000         578,354
   Deutsche Mortgage and Asset Receiving
     Corp., Series 1998-C1, Class A2
     6.538%, due 6/15/31......................       910,699         936,156

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Greenwich Capital Commercial Funding
        Corp., Series 2005 Gg5 Class A5
        5.214%, due 9/10/15................. $     948,905 $       953,639
      Greenwich Capital Commercial Funding
        Corp., Series. 2004-GG1, Class A7
        5.317%, due 6/10/36**...............     1,200,000       1,203,028
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 1998-C6, Class A3 6.613%,
         due 1/15/30........................       321,818         330,042
       Series 2004-C2, Class A3 5.214%,
         due 5/15/41**......................     1,200,000       1,199,675
       Series 2005-CB12 4.948%, due
         9/12/37............................     1,000,000         969,761
       Series 2005-LDP2, Class AM 4.780%,
         due 7/15/42........................       850,000         815,108
      Morgan Stanley Capital I, Inc., Series
        1998-HF2, Class X, IO 0.743%, due
        11/15/30 (144A)**(a)................    32,443,043         627,419
      Mortgage Capital Funding, Inc., Series
        1998-MC3, Class A2 6.337%, due
        11/18/31............................     1,200,668       1,232,369
      Multi-Family Capital Access One, Inc.,
        Series 1, Class A 6.650%, due
        1/15/24.............................       264,432         273,727
      RAAC Series 2004-SP3 Trust, Series
        2004-SP3 Trust, Class AI3 4.971%,
        due 9/25/34**.......................       548,000         524,685
      Residential Asset Mortgage Products,
        Inc., Series 2003-RZ5, Class A3
        3.800%, due 7/25/30.................       492,383         490,347
      Spirit Master Funding, LLC 5.050%, due
        7/20/23 (144A)(a)...................     1,088,423       1,059,785
      Wachovia Bank Commercial Mortgage
        Trust
       Series 2005-C16, Class A4 4.847%,
         due 10/15/41**.....................     1,775,000       1,717,950
       Series 2005-C17, Class A4 5.083%,
         due 3/15/42**......................     1,260,000       1,239,418
       Series 2005-C21, Class AM 5.274%,
         due 10/17/44.......................     1,000,000         992,970
                                                           ---------------
                                                                21,576,639
                                                           ---------------
      COMMERCIAL SERVICES - 0.1%
      Cendant Corp. 6.875%, due 8/15/06.....     1,108,000       1,122,559
                                                           ---------------

      ENERGY - 0.3%
      CenterPoint Energy Resources Corp.,
        Series B 7.875%, due 4/1/13.........       502,000         567,733
      Duke Capital LLC 8.000%, due
        10/1/19.............................     1,022,000       1,209,158

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ENERGY - CONTINUED
      Kinder Morgan Energy Partners LP
       6.750%, due 3/15/11................. $     875,000 $       931,849
       7.750%, due 3/15/32.................       985,000       1,163,834
                                                          ---------------
                                                                3,872,574
                                                          ---------------
      ENVIRONMENTAL SERVICES - 0.2%
      Waste Management, Inc.
       7.375%, due 8/1/10..................       774,000         842,366
       7.000%, due 7/15/28.................     1,268,000       1,401,268
                                                          ---------------
                                                                2,243,634
                                                          ---------------
      FINANCIALS - DIVERSIFIED - 1.5%
      Bank of America Corp. 7.400%, due
        1/15/11............................     2,663,000       2,942,932
      EnCana Holdings Finance Corp. 5.800%,
        due 5/1/14(b)......................       887,000         923,539
      Ford Motor Credit Co. 4.950%, due
        1/15/08............................       465,000         436,312
      Ford Motor Credit Co. 5.700%, due
        1/15/10............................     1,224,000       1,102,451
      Fund American Cos., Inc. 5.875%, due
        5/15/13(b).........................       630,000         626,414
      General Electric Capital Corp.
       8.750%, due 5/21/07.................       313,000         331,700
       8.500%, due 7/24/08.................       553,000         602,446
       5.450%, due 1/15/13.................       322,000         328,307
      General Motors Acceptance Corp.
       5.850%, due 1/14/09(b)..............       920,000         880,133
       7.250%, due 3/2/11..................       587,000         578,001
      Goldman Sachs Group, Inc. 5.700%,
        due 9/1/12.........................     1,591,000       1,627,370
      JPMorgan Chase & Co. 5.125%, due
        9/15/14............................     1,292,000       1,266,695
      Lehman Brothers Holdings, Inc.
        8.250%, due 6/15/07(b).............       771,000         809,827
      Merrill Lynch & Co., Inc. 5.450%, due
        7/15/14(b).........................     1,235,000       1,247,245
      Midamerican Funding LLC 6.927%, due
        3/1/29.............................       599,000         655,531
      Morgan Stanley
       6.750%, due 4/15/11.................       864,000         927,474
       4.750%, due 4/1/14..................       798,000         754,065
      Natexis AMBS Co., LLC, Series A,
        Preferred Securities 8.440%, due
        12/29/49 (144A)**(a)...............       280,000         302,700
      Prudential Funding LLC 6.600%, due
        5/15/08 (144A)(a)..................       600,000         625,015
      SLM Corp., Series A 4.000%, due
        1/15/09(b).........................       744,000         722,577
      UFJ Finance Aruba AEC 6.750%, due
        7/15/13(b).........................       860,000         932,084
                                                          ---------------
                                                               18,622,818
                                                          ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FOOD PRODUCTS - 0.2%
     Cadbury Schweppes US Finance LLC
       5.125%, due 10/1/13 (144A)(a)........ $   1,585,000 $     1,563,997
     Kraft Foods, Inc. 6.250%, due 6/1/12...       903,000         950,456
                                                           ---------------
                                                                 2,514,453
                                                           ---------------
     HAND/MACHINE TOOLS - 0.1%
     Kennametal, Inc. 7.200%, due
       6/15/12..............................       927,000       1,001,422
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 0.2%
     HCA, Inc.
      8.750%, due 9/1/10....................       213,000         234,108
      6.950%, due 5/1/12....................       828,000         847,723
     Wyeth 5.500%, due 3/15/13..............     1,029,000       1,039,483
                                                           ---------------
                                                                 2,121,314
                                                           ---------------
     INDUSTRIAL CONGLOMERATES - 0.1%
     Tyco International Group S.A. 6.750%,
       due 2/15/11..........................       802,000         853,882
                                                           ---------------
     INSURANCE - 0.5%
     Ace INA Holdings, Inc. 5.875%, due
       6/15/14..............................     1,300,000       1,316,238
     AIG SunAmerica Institutional Funding II
       5.750%, due 2/16/09..................       816,000         835,945
     Allstate Corp. 5.550%, due
       5/9/35(b)............................       956,000         903,031
     American International Group, Inc.
       4.250%, due 5/15/13..................     1,307,000       1,232,528
     Genworth Financial, Inc. - Class A
       5.750%, due 6/15/14..................       600,000         620,240
     JET Equipment Trust, Series 95-D
       11.440%, due 11/1/14
       (144A)(a)(c)(d)......................       300,000               0
     Prudential Financial, Inc., Series B
       4.500%, due 7/15/13(b)...............     1,500,000       1,433,675
                                                           ---------------
                                                                 6,341,657
                                                           ---------------
     INVESTMENT COMPANIES - 0.2%
     Credit Suisse First Boston USA, Inc.
       4.125%, due 1/15/10(b)...............     2,579,000       2,488,389
                                                           ---------------
     MEDIA - 0.4%
     COX Communications, Inc. 4.625%, due
       6/1/13...............................       998,000         928,123
     News America Holdings, Inc. 8.500%,
       due 2/23/25..........................       572,000         683,270
     News America, Inc. 6.200%, due
       12/15/34(b)..........................       923,000         892,334
     Time Warner Entertainment Co. LP
      10.150%, due 5/1/12...................       484,000         597,653
      8.375%, due 7/15/33(b)................       463,000         560,697

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - CONTINUED
      Walt Disney Co.
       6.375%, due 3/1/12.................. $   1,204,000 $     1,269,730
      Series B 6.750%, due 3/30/06.........       370,000         373,300
                                                          ---------------
                                                                5,305,107
                                                          ---------------
      OIL & GAS - 0.4%
      Alcan Inc 5.750%, due 6/1/35.........       707,000         667,267
      Amerada Hess Corp. 7.300%, due
        8/15/31............................       850,000         962,872
      Devon Financing Corp. ULC 6.875%, due
        9/30/11............................       988,000       1,071,118
      Halliburton Co. 5.500%, due
        10/15/10...........................     1,045,000       1,067,860
      Ocean Energy, Inc. 7.250%, due
        10/1/11(b).........................       520,000         571,016
      Valero Energy Corp. 6.875%, due
        4/15/12............................       737,000         800,122
                                                          ---------------
                                                                5,140,255
                                                          ---------------
      PAPER & FOREST PRODUCTS - 0.1%
      MeadWestvaco Corp. 6.800%, due
        11/15/32...........................       441,000         442,342
      Weyerhaeuser Co. 6.750%, due
        3/15/12............................     1,500,000       1,590,401
                                                          ---------------
                                                                2,032,743
                                                          ---------------
      REAL ESTATE - 0.6%
      EOP Operating, LP 6.800%, due
        1/15/09............................     1,751,000       1,835,272
      HRPT Properties Trust, (REIT) 6.250%,
        due 8/15/16........................       672,000         692,642
      Simon Property Group LP
       6.375%, due 11/15/07(b) (REIT)......       843,000         864,386
       5.100%, due 6/15/15(b)..............       394,000         379,452
      Socgen Real Estate Co., LLC, Series A
        7.640%, due 12/29/49
        (144A)**(a)........................     1,555,000       1,627,874
      Vornado Realty LP
       5.625%, due 6/15/07.................     1,804,000       1,820,485
       4.750%, due 12/1/10.................       348,000         338,531
                                                          ---------------
                                                                7,558,642
                                                          ---------------
      RETAIL - 0.1%
      Wal-Mart Stores, Inc. 5.250%, due
        9/1/35.............................     1,248,000       1,175,455
                                                          ---------------
      SOVEREIGN - 0.0%
      Financing Corp. 9.650%, due
        11/2/18............................       310,000         443,427
                                                          ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 1.1%
    AT&T Wireless Services, Inc. 7.350%,
      due 3/1/06............................. $     410,000 $       413,589
    BellSouth Corp. 6.550%, due
      6/15/34(b).............................       852,000         880,002
    Cingular Wireless LLC 6.500%, due
      12/15/11...............................       650,000         693,252
    Deutsche Telekom International Finance
      BV 8.750%/ 8.750%, due 6/15/30.........     1,269,000       1,578,189
    France Telecom S.A. 7.750%, due
      3/1/11.................................       346,000         385,814
    PCCW Capital II, Ltd. 6.000%, due
      7/15/13 (144A)(a)......................       737,000         746,932
    SBC Communications, Inc.
     5.100%, due 9/15/14(b)..................     1,337,000       1,293,042
     6.150%, due 9/15/34(b)..................       442,000         433,191
    Sprint Capital Corp. 6.875%, due
      11/15/28...............................       879,000         939,974
    TCI Communications, Inc. 9.650%, due
      3/31/27................................     3,319,000       3,604,862
    Telecom Italia Capital S.A.
     5.250%, due 11/15/13....................       545,000         533,678
     6.000%, due 9/30/34(b)..................       620,000         590,606
    Verizon New York, Inc., Series A
      6.875%, due 4/1/12.....................     2,400,000       2,486,506
                                                            ---------------
                                                                 14,579,637
                                                            ---------------
    TRANSPORTATION - 0.1%
    Csx Corp. 6.750%, due 3/15/11............       415,000         444,758
    Union Pacific Corp
     6.125%, due 1/15/12.....................       292,000         306,456
     5.375%, due 5/1/14......................       763,000         767,117
                                                            ---------------
                                                                  1,518,331
                                                            ---------------
    UTILITIES - 1.1%
    Dominion Resources, Inc. 5.150%, due
      7/15/15(b).............................     1,150,000       1,104,590
    DTE Energy Co. 7.050%, due 6/1/11........       800,000         859,934
    Exelon Generation Co. LLC 6.950%, due
      6/15/11................................     1,407,000       1,513,877
    FirstEnergy Corp., Series B 6.450%, due
      11/15/11...............................     1,388,000       1,461,871
    Hydro-Quebec, Series JL 6.300%, due
      5/11/11(b).............................     1,250,000       1,334,878
    Midamerican Energy Holdings Co.
     3.500%, due 5/15/08.....................       544,000         523,376
     5.875%, due 10/1/12.....................       268,000         275,029
    Niagara Mohawk Power Corp. 7.750%,
      due 5/15/06............................       271,000         275,589
    Northeast Utilities, Series A 8.580%, due
      12/1/06................................       204,766         208,910
    Pacific Gas & Electric Co. 4.800%, due
      3/1/14.................................     1,500,000       1,446,596

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      UTILITIES - CONTINUED
      PSEG Power LLC
       6.950%, due 6/1/12(b)................ $     405,000 $       435,083
       8.625%, due 4/15/31(b)...............       533,000         674,589
      Small Business Administration
        Participation Certificates, Series
        2003-20G, Class 1 4.350%, due
        7/1/23..............................     1,940,086       1,867,870
      TXU Energy Co. LLC
       7.000%, due 3/15/13(b)...............       351,000         366,022
       7.000%, due 9/1/22...................     1,171,000       1,276,889
                                                           ---------------
                                                                13,625,103
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $143,474,332)                                      142,904,369
                                                           ---------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 14.5%
      Federal Home Loan Mortgage Corp.
       3.750%, due 11/15/06.................     2,663,000       2,641,416
       4.125%, due 11/18/09.................     3,100,000       3,031,753
       5.500%, due 6/1/25-9/1/35............     3,822,267       3,794,926
       4.500%, due 4/1/35...................       799,240         746,379
       5.000%, due 5/1/35-10/1/35...........     2,407,026       2,317,369
       6.000%, due 7/1/35-8/1/35............       700,260         707,658
      Federal Home Loan Mortgage Corp. - Gold Pool
       6.000%, due 4/1/16-8/1/34............     8,383,040       8,508,164
       4.500%, due 5/1/18-2/1/20............     4,986,458       4,832,113
       5.000%, due 5/1/18-4/1/34............     8,195,853       7,967,691
       5.500%, due 4/1/19-12/1/34...........     9,998,128       9,893,610
       6.500%, due 5/1/34-10/1/34...........     2,152,009       2,208,370
      Federal National Mortgage Association
       3.250%, due 7/31/06..................     3,000,000       2,971,872
       5.722%, due 2/1/09...................     1,400,000       1,423,626
       6.330%, due 3/1/11...................       185,976         194,923
       4.621%, due 4/1/13...................       114,480         111,798
       4.010%, due 8/1/13...................       112,962         105,998
       4.019%, due 8/1/13...................       769,123         723,928
       4.630%, due 4/1/14...................       279,870         271,317
       4.518%, due 5/1/14...................       989,623         956,326
       4.846%, due 8/1/14...................       582,101         574,000
       4.925%, due 4/1/15...................     1,752,111       1,734,090
       6.000%, due 7/1/16-12/1/34...........    21,897,910      22,174,573
       5.000%, due 11/1/17-8/1/35...........    16,003,218      15,684,025
       5.500%, due 11/1/17-9/1/35...........    60,709,290      60,144,121
       4.500%, due 4/1/18-3/1/35............     8,109,147       7,799,924
       4.880%, due 3/1/20...................       243,525         241,233
       6.500%, due 11/1/28-8/1/34...........     7,813,540       8,035,659
       7.500%, due 10/1/29-2/1/32...........       766,524         809,742
      Government National Mortgage
        Association
       6.500%, due 3/15/28-7/15/34..........       621,067         645,536
       6.000%, due 10/15/32-4/20/35.........     4,938,523       5,025,441

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
       5.500%, due 11/15/32-2/15/35......... $   6,106,454 $     6,103,681
       4.500%, due 7/20/33-3/20/35..........     1,170,214       1,104,752
       5.000%, due 3/15/34-12/15/34.........     1,111,893       1,085,650
                                                           ---------------
      Total U. S. Government Agency Mortgage
      Backed Securities
      (Cost $188,102,166)                                      184,571,664
                                                           ---------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 13.2%
      Federal Home Loan Bank
       3.250%, due 7/21/06(b)...............     1,985,000       1,968,106
       3.750%, due 9/28/06..................     6,120,000       6,071,242
       3.900%, due 2/25/08..................       740,000         727,839
      Federal National Mortgage Association
       3.000%, due 3/2/07...................     1,533,000       1,501,564
       6.000%, due 5/15/08-5/15/11..........     4,498,000       4,668,857
       6.625%, due 9/15/09-11/15/10.........     7,765,000       8,344,837
       6.125%, due 3/15/12..................     5,955,000       6,373,702
       4.625%, due 10/15/14(b)..............     1,447,000       1,415,972
       5.500%, due 11/1/34..................     1,853,315       1,830,342
      U.S. Treasury Notes
       5.750%, due 11/15/05(b)..............     3,004,000       3,006,935
       5.875%, due 11/15/05(b)..............     1,178,000       1,179,197
       6.875%, due 5/15/06(b)...............     2,913,000       2,953,738
       7.000%, due 7/15/06(b)...............     9,955,000      10,138,550
       4.375%, due 5/15/07(b)...............     1,719,000       1,719,337
       3.250%, due 8/15/07(b)...............     3,098,000       3,038,825
       3.000%, due 11/15/07(b)..............     9,974,000       9,711,404
       5.500%, due 2/15/08(b)...............     3,161,000       3,238,546
       5.625%, due 5/15/08(b)...............    33,273,000      34,249,097
       4.750%, due
         11/15/08-5/15/14(b)................    11,607,000      11,715,420
       4.000%, due
         6/15/09-11/15/12(b)................     3,720,000       3,607,883
       10.375%, due 11/15/12(b).............       884,000         986,144
       3.875%, due 2/15/13(b)...............     1,294,000       1,242,595
       4.125%, due 5/15/15(b)...............     7,021,000       6,777,463
       9.875%, due 11/15/15(b)..............     1,165,000       1,651,570
       6.250%, due 8/15/23(b)...............    17,909,000      20,906,662
       6.000%, due 2/15/26(b)...............     3,011,000       3,462,415
       5.375%, due 2/15/31(b)...............     3,732,000       4,071,381
      Inflation Indexed
       4.250%, due 1/15/10..................     4,403,657       4,855,551
       3.000%, due 7/15/12(b)...............     5,467,303       5,847,669
                                                           ---------------
      Total U. S. Government & Agency Obligations
      (Cost $168,927,607)                                      167,262,843
                                                           ---------------

       -----------------------------------------------------------------
       SECURITY                               SHARES/PAR      VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       FOREIGN BONDS & DEBT SECURITIES - 0.2%
       MEXICO - 0.2%
       United Mexican States
        8.625%, due 2/1/22.................. $    153,000 $      183,218
        Series A
          6.625%, due 3/3/15................    1,334,000      1,428,047
          7.500%, due 4/8/33................      527,000        598,672
                                                          --------------
       Total Foreign Bonds & Debt Securities
       (Cost $2,199,550)                                       2,209,937
                                                          --------------

       COMMON STOCKS - 59.6%
       AEROSPACE & DEFENSE - 1.4%
       Lockheed Martin Corp.................      133,870      8,107,167
       Northrop Grumman Corp................       89,160      4,783,434
       Precision Castparts Corp.............        4,520        214,067
       United Technologies Corp.............       95,980      4,921,855
                                                          --------------
                                                              18,026,523
                                                          --------------
       AIR FREIGHT & LOGISTICS - 0.1%
       CNF, Inc.............................       11,240        632,475
                                                          --------------
       BANKS - 6.6%
       Bank of America Corp.................      719,802     31,484,140
       Mellon Financial Corp................      470,600     14,913,314
       PNC Financial Services Group, Inc....      327,000     19,852,170
       SunTrust Banks, Inc..................      121,490      8,805,595
       UBS AG...............................       24,301      2,062,007
       Wachovia Corp........................       45,560      2,301,691
       Wells Fargo & Co.....................       81,490      4,905,698
                                                          --------------
                                                              84,324,615
                                                          --------------
       BEVERAGES - 1.0%
       Coca-Cola Co.........................       74,410      3,183,260
       Diageo Plc...........................      241,203      3,563,235
       Molson Coors Brewing Co.,
         Class B(b).........................       24,060      1,484,502
       PepsiCo, Inc.........................       66,380      3,921,730
                                                          --------------
                                                              12,152,727
                                                          --------------
       BIOTECHNOLOGY - 0.1%
       MedImmune, Inc.*.....................       27,700        968,946
                                                          --------------
       BUILDING PRODUCTS - 1.2%
       Masco Corp...........................      529,500     15,090,750
                                                          --------------
       CHEMICALS - 1.9%
       Air Liquide S.A......................        2,650        482,327
       Air Products & Chemicals, Inc........       78,500      4,493,340
       Dow Chemical Co......................       51,370      2,355,828
       E.I. du Pont de Nemours & Co.........      127,230      5,304,219
       Nalco Holding Co.*...................      164,850      2,802,450
       PPG Industries, Inc..................       88,190      5,288,755
       Praxair, Inc.........................       16,430        811,806
       Syngenta AG*.........................       20,020      2,145,242
                                                          --------------
                                                              23,683,967
                                                          --------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES - 0.2%
        Cendant Corp.........................   176,450 $     3,073,759
                                                        ---------------

        COMMUNICATIONS EQUIPMENT - 1.8%
        Cisco Systems, Inc.*.................   137,270       2,395,361
        Nokia Oyj, (ADR).....................   456,750       7,682,535
        Nortel Networks Corp.*(b)............ 3,736,060      12,142,195
                                                        ---------------
                                                             22,220,091
                                                        ---------------
        COMPUTERS, PERIPHERALS & SERVICES - 0.7%
        International Business Machines Corp.    31,280       2,561,206
        Sun Microsystems, Inc.*.............. 1,586,120       6,344,480
                                                        ---------------
                                                              8,905,686
                                                        ---------------
        CONTAINERS & PACKAGING - 0.9%
        Owens-Illinois, Inc.*................   551,440      10,499,418
        Smurfit-Stone Container Corp.........    48,990         517,334
                                                        ---------------
                                                             11,016,752
                                                        ---------------
        ELECTRIC UTILITIES - 2.0%
        Calpine Corp.*(b).................... 1,481,290       3,525,470
        Dominion Resources, Inc..............   100,920       7,677,994
        Entergy Corp.........................    40,400       2,857,088
        Exelon Corp..........................    70,600       3,673,318
        FirstEnergy Corp.....................    35,200       1,672,000
        FPL Group, Inc.......................    10,030         431,892
        NRG Energy, Inc.*....................    10,500         451,605
        PPL Corp.............................   124,510       3,902,143
        Public Service Enterprise Group, Inc.    10,470         658,458
                                                        ---------------
                                                             24,849,968
                                                        ---------------
        ELECTRICAL EQUIPMENT - 0.1%
        Hubbell, Inc., Class B...............    24,730       1,190,997
                                                        ---------------
        ENERGY EQUIPMENT & SERVICES - 2.2%
        BJ Services Co.......................    95,640       3,323,490
        Cooper Cameron Corp.*................    41,900       3,089,287
        Cooper Industries Ltd., Class A......    27,740       1,966,489
        Emerson Electric Co..................     8,660         602,303
        GlobalSantaFe Corp...................   185,260       8,253,333
        Noble Corp...........................   131,980       8,496,872
        Samsung Electronics Co., Ltd.,
          (GDR)*(a)..........................     4,670       1,246,890
        TXU Corp.............................    12,780       1,287,585
                                                        ---------------
                                                             28,266,249
                                                        ---------------
        FINANCIALS - DIVERSIFIED - 5.8%
        American Express Co..................   147,510       7,341,573
        Ameriprise Financial, Inc............    43,102       1,604,256
        Capital One Financial Corp...........    31,180       2,380,593
        Fannie Mae...........................    73,600       3,497,472
        Franklin Resources, Inc..............    40,150       3,548,056
        Freddie Mac..........................    20,860       1,279,761
        Genworth Financial, Inc., Class A....   119,870       3,798,680

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                             SHARES     (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - CONTINUED
        Goldman Sachs Group, Inc...............  74,120 $     9,366,544
        JPMorgan Chase & Co.................... 570,138      20,878,454
        Lehman Brothers Holdings, Inc..........  43,750       5,235,563
        MBNA Corp..............................  50,500       1,291,285
        Merrill Lynch & Co., Inc............... 151,250       9,791,925
        Morgan Stanley.........................  62,730       3,413,139
                                                        ---------------
                                                             73,427,301
                                                        ---------------
        FOOD PRODUCTS - 1.0%
        Archer-Daniels-Midland Co..............  75,330       1,835,792
        H.J. Heinz Co.......................... 118,360       4,201,780
        Kellogg Co.............................  84,190       3,718,672
        Nestle S.A.(b).........................   5,004       1,488,881
        Sara Lee Corp..........................  89,130       1,590,971
                                                        ---------------
                                                             12,836,096
                                                        ---------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
        Boston Scientific Corp.*...............  98,820       2,482,358
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.5%
        Baxter International, Inc..............  12,420         474,817
        Tenet Healthcare Corp.*................ 693,300       5,837,586
                                                        ---------------
                                                              6,312,403
                                                        ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.2%
        International Game Technology..........  53,440       1,415,626
        McDonald's Corp........................  49,450       1,562,620
                                                        ---------------
                                                              2,978,246
                                                        ---------------
        HOUSEHOLD PRODUCTS - 0.4%
        Colgate-Palmolive Co...................  47,310       2,505,538
        Kimberly-Clark Corp....................  53,690       3,051,739
                                                        ---------------
                                                              5,557,277
                                                        ---------------
        INDUSTRIAL - DIVERSIFIED - 2.0%
        3M Co..................................  40,550       3,080,989
        General Electric Co.................... 260,240       8,824,738
        Tyco International, Ltd................ 486,820      12,847,180
                                                        ---------------
                                                             24,752,907
                                                        ---------------
        INSURANCE - 2.8%
        ACE, Ltd...............................  39,400       2,052,740
        AFLAC, Inc.............................  15,380         734,856
        Allstate Corp. (The)................... 261,840      13,822,534
        Chubb Corp.............................  23,180       2,155,045
        CIGNA Corp.............................   2,100         243,327
        Conseco, Inc.*......................... 294,900       5,986,470
        Hartford Financial Services Group, Inc.  85,830       6,844,942
        Lincoln National Corp..................  64,150       3,246,632
                                                        ---------------
                                                             35,086,546
                                                        ---------------

        IT CONSULTING & SERVICES - 0.5%
        Accenture, Ltd., Class A............... 242,550       6,381,491
                                                        ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                          VALUE
         DESCRIPTION                           SHARES     (NOTE 2)
         -------------------------------------------------------------

         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Hasbro, Inc..........................  48,020 $       904,697
         Mattel, Inc.......................... 223,470       3,296,182
                                                       ---------------
                                                             4,200,879
                                                       ---------------
         MACHINERY - 0.9%
         Deere & Co...........................  71,510       4,339,227
         Finning International, Inc.*.........   2,830          92,538
         Illinois Tool Works, Inc.............  52,480       4,448,205
         Ingersoll-Rand Co., Ltd., Class A....  30,800       1,163,932
         Sandvik AB...........................   5,100         245,578
         SPX Corp.............................  32,180       1,384,384
                                                       ---------------
                                                            11,673,864
                                                       ---------------
         MEDIA - 3.3%
         Interpublic Group of Cos., Inc.*..... 332,770       3,437,514
         Knight Ridder, Inc.(b)...............  59,290       3,164,900
         New York Times Co., Class A(b).......  45,370       1,235,879
         Reed Elsevier Plc.................... 189,500       1,728,812
         Time Warner, Inc..................... 198,970       3,547,635
         Tribune Co...........................  42,270       1,331,928
         Viacom, Inc., Class B................ 500,993      15,515,753
         Walt Disney Co. (The)................ 480,140      11,701,012
                                                       ---------------
                                                            41,663,433
                                                       ---------------
         METALS & MINING - 0.1%
         BHP Billiton Plc..................... 117,770       1,734,113
                                                       ---------------
         OIL & GAS - 5.3%
         AGL Resources, Inc...................  51,820       1,823,546
         Amerada Hess Corp....................  39,120       4,893,912
         BP Plc, (ADR)........................  51,090       3,392,376
         Chevron Corp.........................  79,312       4,526,335
         ConocoPhillips....................... 175,680      11,485,958
         Devon Energy Corp.................... 211,370      12,762,521
         EnCana Corp..........................  62,690       2,874,963
         EOG Resources, Inc...................  44,900       3,043,322
         Exxon Mobil Corp..................... 192,796      10,823,567
         Sempra Energy........................  31,350       1,388,805
         Total S.A., (ADR)(b).................  85,130      10,728,083
                                                       ---------------
                                                            67,743,388
                                                       ---------------
         PAPER & FOREST PRODUCTS - 0.6%
         Bowater, Inc......................... 158,290       4,194,685
         International Paper Co...............  83,120       2,425,441
         MeadWestvaco Corp....................  53,030       1,390,447
                                                       ---------------
                                                             8,010,573
                                                       ---------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc., Class A  87,200       2,892,424
                                                       ---------------
         PHARMACEUTICALS - 4.2%
         Abbott Laboratories.................. 177,190       7,628,029
         Eli Lilly & Co.......................   9,550         475,494
         Johnson & Johnson.................... 192,050      12,026,171

           ----------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           Merck & Co., Inc.................. 543,330 $    15,332,773
           Pfizer, Inc.......................  29,070         631,982
           Wyeth............................. 393,580      17,537,925
                                                      ---------------
                                                           53,632,374
                                                      ---------------
           RETAIL - MULTILINE - 1.0%
           Family Dollar Stores, Inc......... 225,620       4,995,227
           Wal-Mart Stores, Inc.............. 171,020       8,090,956
                                                      ---------------
                                                           13,086,183
                                                      ---------------
           RETAIL - SPECIALTY - 1.9%
           Circuit City Stores, Inc.......... 184,960       3,290,438
           Gap, Inc.......................... 682,990      11,802,067
           Lowe's Cos., Inc..................  27,190       1,652,336
           OfficeMax, Inc.................... 155,340       4,352,627
           TJX Cos., Inc..................... 161,620       3,479,679
                                                      ---------------
                                                           24,577,147
                                                      ---------------
           ROAD & RAIL - 0.4%
           Burlington Northern Santa Fe Corp.  45,260       2,808,836
           Norfolk Southern Corp.............  61,500       2,472,300
                                                      ---------------
                                                            5,281,136
                                                      ---------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
           Analog Devices, Inc...............  86,240       2,999,427
           Intel Corp........................  71,000       1,668,500
           Xilinx, Inc.......................  51,250       1,227,438
                                                      ---------------
                                                            5,895,365
                                                      ---------------
           SOFTWARE - 2.2%
           Compuware Corp.*.................. 595,530       4,817,838
           Microsoft Corp....................  46,340       1,190,938
           Oracle Corp.*..................... 463,500       5,877,180
           Symantec Corp.*................... 645,850      15,403,522
                                                      ---------------
                                                           27,289,478
                                                      ---------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
           SBC Communications, Inc........... 144,524       3,446,897
           Sprint Nextel Corp................ 889,880      20,743,103
           Verizon Communications, Inc....... 542,190      17,084,407
                                                      ---------------
                                                           41,274,407
                                                      ---------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.5%
           Vodafone Group Plc, (ADR)(b)...... 249,917       6,562,820
                                                      ---------------
           THRIFTS & MORTGAGES - 0.1%
           Countrywide Financial Corp........  57,660       1,831,858
                                                      ---------------
           TOBACCO - 1.2%
           Altria Group, Inc................. 207,280      15,556,364
                                                      ---------------
           TRADING COMPANIES & DISTRIBUTORS - 0.1%
           W. W. Grainger, Inc...............  19,820       1,327,543
                                                      ---------------
           Total Common Stocks
           (Cost $699,650,011)                            758,451,479
                                                      ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 15.7%
     Citigroup Funding, Inc. 4.000%, due
       11/1/05................................ $ 13,086,000 $   13,086,000
     State Street Navigator Securities Lending
       Prime Portfolio(e).....................  186,909,499    186,909,499
                                                            --------------
     Total Short-Term Investments
     (Cost $199,995,499)                                       199,995,499
                                                            --------------

     TOTAL INVESTMENTS - 114.4%
     (Cost $1,402,349,165)                                   1,455,395,791

     Other Assets & Liabilities (net) - (14.4)%               (183,591,077)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,271,804,714
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities represent 1.66% of net assets.

(b) All or a portion of this security is on loan.

(c) Security is in default.

(d) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(e) Represents investment of collateral received from securities lending transactions. (Note 6)

ABBREVIATIONS USED IN THIS SCHEDULE:

ADR - American Depositary Receipt

AIG - American International Guaranty

GDR - Global Depository Receipt

IO - Interest Only

MTN - Medium-Term Note

The following table summarizes the credit composition of the portfolio holdings of the MFS Total Return Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        29.49%
                 AA                                       0.84
                 A                                        6.32
                 BBB                                     27.53
                 BB                                       4.07
                 B                                       19.12
                 Below B                                  2.27
                 Equities/Other                          10.36
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 45.3%
      ADVERTISING - 0.0%
      Lamar Media Corp. 7.250%, due
        1/1/13................................ $      80,000 $      83,400
                                                             -------------
      AEROSPACE & DEFENSE - 0.2%
      L-3 Communications Corp. 6.125%, due
        1/15/14...............................       400,000       393,000
                                                             -------------
      AGRICULTURE - 0.2%
      Hines Nurseries, Inc. 10.250%, due
        10/1/11...............................       340,000       338,300
                                                             -------------
      AIRLINES - 0.4%
      AMR Corp. 9.800%, due 10/1/21(a)........       400,000       228,000
      Calair LLC/Calair Capital Corp. 8.125%,
        due 4/1/08............................       180,000       144,000
      Continental Airlines, Inc., Pass-Through
        Certificates, Series D 7.568%, due
        12/1/06...............................       435,000       379,587
      United Airlines, Inc. 9.125%, due
        1/15/12(b)............................       109,000        15,805
                                                             -------------
                                                                   767,392
                                                             -------------
      ASSET-BACKED SECURITIES - 2.2%
      Ameriquest Mortgage Securities, Inc.
       Series 2002-4, Class M4 7.788%, due
         2/25/33**............................        59,000        59,186
       Series 2003-1, Class M4 7.118%, due
         2/25/33**............................        61,000        61,567
       Series 2003-2, Class M4 7.118%, due
         3/25/33**............................        61,000        61,765
       Series 2003-AR3, Class M5 7.788%,
         due 10/25/33**.......................        25,000        25,449
      Asset Backed Funding Corp.
       Mortgage Loan Asset-Backed
         Certificate, Series 2003-WF1, Class
         M3 7.088%, due 12/27/32**............        66,000        67,990
       Mortgage Loan Asset-Backed
         Certificate, Series 2003-WF1, Class
         M4 7.288%, due 12/25/32**............        25,000        25,073
      Asset Backed Securities Corp.
       Home Equity Loan Trust, Series
         2003-HE1, Class M4 8.470%, due
         1/15/33**............................        56,000        55,733
       Home Equity Loan Trust, Series
         2003-HE2, Class M4 7.820%, due
         4/15/33**............................       123,000       124,352
      Bank One Issuance Trust, Series
        2002-C1, Class C1 4.930%, due
        12/15/09**............................       334,000       337,574
      CDC Mortgage Capital Trust, Series
        2003-HE2, Class B3 7.788%, due
        10/25/33**............................        50,000        49,411

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Conseco Finance Securitizations Corp.
       Series 2000-2, Class A4 8.480%, due
         12/1/31............................. $      18,634 $      18,930
       Series 2000-6, Class M2 8.200%, due
         9/1/32..............................       220,000         4,222
       Series 2001-3, Class A4 6.910%, due
         5/1/33..............................         5,000         4,866
       Series 2001-4, Class A4 7.360%, due
         9/1/33..............................         4,000         4,090
       Series 2001-4, Class B1 9.400%, due
         9/1/33..............................       196,000        25,041
       Series 2002-1, Class A 6.681%, due
         12/1/33.............................       321,886       326,499
      Consumer Credit Reference Index
        Securities Program, Series 2002-1A,
        Class A 5.924%, due 3/22/07..........       250,000       253,365
      Green Tree Financial Corp., Series
        1999-5, Class A5 7.860%, due
        4/1/30...............................       188,000       166,214
      Green Tree Home Improvement Loan
        Trust, Series 1995-F, Class B2
        7.100%, due 1/15/21..................        16,734        16,406
      Greenpoint Manufactured Housing,
        Series 2000-3, Class IA 8.450%, due
        6/20/31..............................       290,625       268,838
      GSAMP Trust, Series 2003-FM1, Class
        B3 8.500%, due 3/20/33...............        50,000        49,948
      Home Equity Asset Trust, Series
        2002-5N, Class A 8.000%, due
        6/25/33 (144A)(c)....................         3,864         3,864
      LNR CDO Ltd., Series 2002-1A, Class FFL
        6.781%, due 7/24/37
        (144A)**(c)..........................       215,000       215,000
      Madison Avenue Manufactured Housing
        Contract Trust, Series 2002-A, Class
        B1 7.288%, due 10/25/15**............       250,000       186,540
      Master Asset Backed Securities Trust,
        Series 2003-OPT1, Class MV5
        7.538%, due 12/25/32**...............        50,000        50,306
      Merrill Lynch Mortgage Investors, Inc.,
        Series 2003-WMC1, Class B2
        7.038%, due 11/25/33**...............       104,000       103,707
      Mid-State Trust, Series 10, Class B
        7.540%, due 7/15/26..................        83,524        78,072
      Morgan Stanley ABS Capital I, Inc.,
        Series 2002-NC6, Class B2 7.788%,
        due 11/25/32**.......................        17,669        17,419

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Morgan Stanley Dean Witter Capital I,
        Inc.
       Series 2001-AM1, Class B1 6.238%,
         due 2/25/32**....................... $      10,456 $      10,482
       Series 2001-NC3, Class B1 6.488%,
         due 10/25/31**......................        23,710        23,749
       Series 2001-NC4, Class B1 6.538%,
         due 1/25/32**.......................        72,565        72,573
       Series 2002-AM2, Class B1 6.288%,
         due 5/25/32**.......................        26,491        26,294
       Series 2002-AM3, Class B2 7.788%,
         due 2/25/33**.......................        58,000        58,685
       Series 2002-NC5, Class B2 7.288%,
         due 10/25/32**......................        19,231        19,011
       Series 2003-NC2, Class B2 7.788%,
         due 2/25/33**.......................        59,000        59,412
       Series 2003-NC3, Class B3 7.788%,
         due 3/25/33**.......................        58,000        58,365
      Nykredit Realkredit AS, Series ANN
        5.000%, due 10/1/35..................             1             0
      PF Export Receivables Master Trust,
        Series A 6.436%, due 6/1/15
        (144A)(c)............................       786,755       783,100
      Sail Net Interest Margin Notes, Series
        2003-BC1A, Class A 7.750%, due
        1/27/33 (144A)(c)....................         5,156         5,183
      Structured Asset Investment Loan Trust,
        Series 2003-BC1, Class M3 7.038%,
        due 1/25/33**........................       146,000       147,609
      TIAA Commercial Real Estate
        Securitization, Series 2002-1A, Class
        IV 6.840%, due 5/22/37...............       100,000        96,574
      York Power Funding 12.000%, due
        10/30/07 (144A)(b)(c)(d)(e)..........        51,032             0
                                                            -------------
                                                                4,022,464
                                                            -------------
      AUTO COMPONENTS - 0.8%
      Goodyear Tire & Rubber Co., (The)
        9.000%, due 7/1/15 (144A)(c).........     1,185,000     1,149,450
      Sun Sage BV 8.250%, due 3/26/09
        (144A)(c)............................       310,000       328,600
                                                            -------------
                                                                1,478,050
                                                            -------------
      AUTOMOBILES - 0.5%
      Comml. Vehicle Group, Inc. 8.000%,
        due 7/1/13 (144A)(c).................       345,000       339,825
      Lear Corp. 8.125%, due 4/1/08..........        45,000        53,168
      Navistar International Corp. 7.500%,
        due 6/15/11(a).......................       575,000       549,125
                                                            -------------
                                                                  942,118
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       BANKS - 1.1%
       ATF Bank 9.250%, due 4/12/12
         (144A)(c)........................... $     455,000 $     469,196
       Kazkommerts International B.V.
         8.000%, due 11/3/15.................       530,000       521,096
       Russian Standard Finance S.A. 7.500%,
         due 10/7/10.........................       415,000       409,294
       Turanalem Finance BV 8.500%, due
         2/10/15 (144A)(c)...................       600,000       613,500
                                                            -------------
                                                                2,013,086
                                                            -------------

       BEVERAGES - 1.0%
       Argentine Beverages Financial 7.375%,
         due 3/22/12 (144A)(c)...............       475,000       477,375
       Central European Distribution Corp.
         8.000%, due 7/25/12 (144A)(c).......       590,000       758,659
       CIA Brasileira de Bebidas 8.750%, due
         9/15/13.............................       600,000       705,000
                                                            -------------
                                                                1,941,034
                                                            -------------
       BUILDING MATERIALS - 1.7%
       Asia Aluminum Holdings, Ltd. 8.000%,
         due 12/23/11 (144A)(c)..............     1,105,000     1,085,663
       Caue Fin., Ltd. 8.875%, due 8/1/15
         (144A)(c)...........................       520,000       538,200
       HydroChem Industrial Services, Inc.
         9.250%, due 2/15/13 (144A)(c).......       660,000       607,200
       Owens Corning 7.500%, due
         5/1/05-8/1/18(b)....................       148,000       111,740
       Texas Industries, Inc. 7.250%, due
         7/15/13 (144A)(c)...................       146,000       152,570
       U.S. Concrete, Inc. 8.375%, due
         4/1/14..............................       760,000       762,850
                                                            -------------
                                                                3,258,223
                                                            -------------
       CABLE AND SATELLITE TELEVISION - 0.9%
       CSC Holdings, Inc., Senior Notes
         7.875%, due 12/15/07................        47,000        48,410
       Innova S de RL 9.375%, due 9/19/13....       295,000       328,188
       Kabel Deutschland GMBH 10.625%, due
         7/1/14 (144A)(c)....................       450,000       486,562
       NTL Cable Plc 8.750%, due 4/15/14.....       570,000       733,284
       Rogers Cablesystems, Ltd. 11.000%, due
         12/1/15.............................        20,000        21,200
                                                            -------------
                                                                1,617,644
                                                            -------------
       CHEMICALS - 2.0%
       Aventine Renewable Energy
         Holdings, Inc. 9.870%,
         due 12/15/11 (144A)**(c)............       235,000       245,575
       Basell Finance Co. BV 8.100%, due
         3/15/27 (144A)(c)...................       295,000       278,775

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      CHEMICALS - CONTINUED
      Crystal U.S. Holdings 3 LLC, Series B
        0.000%/10.500%, due
        10/1/14(f)........................... $   1,031,000 $     719,122
      Hercules, Inc. 11.125%, due
        11/15/07(a)..........................       338,000       376,447
      Huntsman Advanced Materials LLC
        11.000%, due 7/15/10.................        50,000        55,750
      ISP Chemco, Inc., Series B 10.250%,
        due 7/1/11...........................       205,000       219,094
      ISP Holdings, Inc., Series B 10.625%,
        due 12/15/09.........................        35,000        36,925
      Lyondell Chemical Co. 9.500%, due
        12/15/08.............................        30,000        31,575
      Millennium America, Inc. 9.250%, due
        6/15/08..............................        30,000        32,325
      Nell AF SARL 8.375%, due 8/15/15
        (144A)(c)............................       430,000       518,364
      Resolution Performance Products LLC
        8.000%, due 12/15/09.................       500,000       511,250
      Rhodia S.A.
        8.000%, due 6/1/10...................       500,000       610,245
       9.250%, due 6/1/11....................       120,000       146,819
      Sterling Chemicals, Inc. 10.000%, due
        12/19/07(g)..........................        27,275        26,730
                                                            -------------
                                                                3,808,996
                                                            -------------
      COAL - 0.4%
      Indocoal Exports Cayman Ltd. 7.134%,
        due 7/6/12 (144A)(c).................       765,909       745,294
                                                            -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
      CS First Boston Mortgage Securities
        Corp., Series 2002-CKN2, Class H
        6.122%, due 4/15/37 (144A)(c)........        70,000        69,759
      Federal National Mortgage Association
        (FNMA) STRIP, Series 329, Class 2,
        IO 5.500%, due 1/1/33................       585,560       142,913
      Global Signal Trust
       Series 2004-1A, Class E 5.395%, due
         1/15/34 (144A)(c)...................       660,000       640,079
       Series 2004-2A, Class F 6.376%, due
         12/15/14 (144A)(c)..................       450,000       443,893
      Rural Housing Trust, Series 1987-1,
        Class D 6.330%, due 4/1/26...........        15,709        15,693
      Sasco Net Interest Margin Trust, Series
        2003-BC1, Class B 0.000%, due
        5/27/33 (144A)(c)(d).................        47,114        15,548
                                                            -------------
                                                                1,327,885
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Dollar Financial Group 9.750%, due
        11/15/11.............................       625,000       640,625
      Rural/Metro Corp. 9.875%, due
        3/15/15 (144A)(c)....................       595,000       603,925

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES - CONTINUED
       United Rentals North America, Inc.
         7.750%, due 11/15/13(a)............ $     755,000 $     721,025
                                                           -------------
                                                               1,965,575
                                                           -------------
       ENGINEERING & CONSTRUCTION - 0.3%
       Dycom Industries, Inc. 8.125%, due
         10/15/15 (144A)(c).................       550,000       554,125
                                                           -------------
       CONTAINERS & PACKAGING - 0.8%
       AEP Industries, Inc. 7.875%, due
         3/15/13............................       580,000       554,255
       Crown European Holdings S.A.
         9.500%, due 3/1/11.................       200,000       220,000
        10.875%, due 3/1/13.................        30,000        35,325
       Graham Packaging Co., Inc. 9.875%,
         due 10/15/14(a)....................       480,000       451,200
       Graphic Packaging International Corp.
         9.500%, due 8/15/13................       360,000       324,600
                                                           -------------
                                                               1,585,380
                                                           -------------
       ELECTRONIC EQUIPMENT & SERVICES - 0.2%
       Digicel, Ltd. 9.250%, due 9/1/12
         (144A)(c)..........................       135,000       139,725
       Legrand Holding S.A. 10.500%, due
         2/15/13............................       120,000       136,500
       Legrand S.A. 8.500%, due 2/15/25.....        20,000        23,900
       Telex Communications Intermediate
         Holdings, Inc. 12.000%, due
         1/15/09**(d).......................        24,616        15,262
                                                           -------------
                                                                 315,387
                                                           -------------
       ENERGY - 0.3%
       Targa Resources, Inc. 8.500%, due
         11/1/13 (144A)(c)..................       530,000       540,600
       Williams Cos., Inc.
         6.500%, due 12/1/08................        50,000        49,806
        Series A 6.750%, due 1/15/06**......        40,000        40,300
                                                           -------------
                                                                 630,706
                                                           -------------
       ENTERTAINMENT & LEISURE - 0.5%
       Capitol Records, Inc. 8.375%, due
         8/15/09 (144A)(c)..................        65,000        69,713
       Corp. Interamericana de
         Entretenimiento S.A. 8.875%, due
         6/14/15 (144A)(c)..................       950,000       916,750
       EMI Group Plc 9.750%, due 5/20/08....        20,000        38,320
                                                           -------------
                                                               1,024,783
                                                           -------------
       ENVIRONMENTAL CONTROL - 0.3%
       Clean Harbors, Inc. 11.250%, due
         7/15/12 (144A)(c)..................       475,000       534,375
                                                           -------------
       EQUIPMENT LEASING - 0.1%
       Ashtead Holdings Plc 8.625%, due
         8/1/15 (144A)(c)...................       140,000       145,250
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - 3.2%
       Arch Western Financial LLC 6.750%,
         due 7/1/13.......................... $      20,000 $      20,200
       Bombardier Capital, Inc., Series AI
         7.090%, due 3/30/07.................       650,000       654,875
       E*TRADE Financial Corp.
         8.000%, due 6/15/11.................       625,000       637,500
        7.375%, due 9/15/13
          (144A)(a)(c).......................       310,000       306,900
       Ford Motor Credit Co. 5.700%, due
         1/15/10(a)..........................       890,000       801,618
       Glencore Funding LLC 6.000%, due
         4/15/14 (144A)(c)...................     1,010,000       931,839
       Noble Group Ltd. 6.625%, due 3/17/15
         (144A)(c)...........................     1,450,000     1,315,736
       Power Receivables Finance LLC 6.290%,
         due 1/1/12 (144A)(c)................       520,453       529,396
       SLM Corp. 4.000%, due 7/25/14**.......       775,000       755,493
                                                            -------------
                                                                5,953,557
                                                            -------------
       FOOD PRODUCTS - 0.1%
       Doane Pet Care Co. 9.750%, due
         5/15/07.............................       120,000       120,150
       Eagle Family Foods, Inc., Series B
         8.750%, due 1/15/08.................        10,000         7,850
                                                            -------------
                                                                  128,000
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 0.8%
       Bausch & Lomb, Inc. 7.125%, due
         8/1/28..............................       500,000       529,703
       HCA, Inc.
         7.190%, due 11/15/15................        10,000        10,272
        8.360%, due 4/15/24..................        50,000        52,685
        7.690%, due 6/15/25..................        50,000        50,420
       Inverness Medical Innovations 8.750%,
         due 2/15/12.........................       135,000       138,375
       Mayne Group, Ltd. 5.875%, due
         12/1/11 (144A)(c)...................       620,000       653,325
       Multicare Cos., Inc. 9.000%, due
         8/1/07(d)(e)........................       330,000         2,310
                                                            -------------
                                                                1,437,090
                                                            -------------
       HOLDING COMPANIES-DIVERSIFIED - 0.2%
       Stewart Enterprises 6.250%, due
         2/15/13 (144A)(c)...................       300,000       285,000
                                                            -------------
       HOMEBUILDERS - 1.8%
       Beazer Homes USA, Inc. 8.625%, due
         5/15/11.............................        85,000        87,975
       Builders FirstSource, Inc. 8.040%, due
         2/15/12 (144A)**(c).................       910,000       919,100
       Desarrolladora Homex S.A . 7.500%,
         due 9/28/15.........................       750,000       727,500

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HOMEBUILDERS - CONTINUED
       K. Hovnanian Enterprises, Inc. 7.750%,
         due 5/15/13(a)...................... $      30,000 $      29,850
       Meritage Homes Corp. 6.250%, due
         3/15/15.............................       540,000       472,500
       Schuler Homes, Inc. 10.500%, due
         7/15/11(a)..........................        66,000        71,610
       Technical Olympic USA, Inc.
         9.000%, due 7/1/10(a)...............        20,000        20,000
        10.375%, due 7/1/12..................        20,000        20,200
       WCI Communities, Inc.
         7.875%, due 10/1/13.................       460,000       438,150
        6.625%, due 3/15/15..................       605,000       521,813
                                                            -------------
                                                                3,308,698
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 0.4%
       AKer Kvaerner ASA 0.000%/5.000%,
         due 10/30/11(f).....................        50,000        44,750
       Invensys Plc 6.500%, due 1/15/10
         (144A)(c)...........................        25,000        21,625
       Park-Ohio Industries, Inc. 8.375%, due
         11/15/14............................       750,000       660,000
                                                            -------------
                                                                  726,375
                                                            -------------
       INSURANCE - 3.3%
       Allmerica Financial Corp. 7.625%, due
         10/15/25............................     1,000,000     1,006,973
       Conseco, Inc.
         7.620%, due 8/9/06(b)(d)............        80,000             0
        9.500%, due 10/15/06(b)(d)...........        40,000             0
       Kingsway America, Inc. 7.500%, due
         2/1/14..............................       760,000       776,942
       Odyssey Re Holdings Corp. 7.650%, due
         11/1/13.............................       540,000       560,041
       Ohio Casualty Corp. 7.300%, due
         6/15/14.............................       850,000       903,742
       Platinum Underwriters Fin. Inc.
         7.500%, due 6/1/17 (144A)(c)........     1,305,000     1,281,689
       Presidential Life Corp. 7.875%, due
         2/15/09.............................     1,075,000     1,058,875
       Provident Cos., Inc. 7.000%, due
         7/15/18.............................       500,000       498,515
                                                            -------------
                                                                6,086,777
                                                            -------------
       INTERNET SOFTWARE & SERVICES - 0.7%
       Anixter, Inc., Co. Guaranteed 5.950%,
         due 3/1/15..........................       714,000       684,163
       Globix Corp. 11.000%, due 5/1/08(g)...        23,802        22,790
       Hanarotelecom, Inc. 7.000%, due
         2/1/12 (144A)(c)....................       615,000       599,224
       Verado Holdings, Inc. 13.000%, due
         4/15/08(b)(d)(e)....................       138,403             0
                                                            -------------
                                                                1,306,177
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       LODGING - 0.1%
       Trump Entertainment Resorts, Inc.
         8.500%, due 6/1/15................. $     200,000 $     194,750
                                                           -------------
       MACHINERY - 0.2%
       Gardner Denver, Inc., Series WI
         8.000%, due 5/1/13.................       400,000       418,000
       Manitowoc Co., Inc. 10.375%, due
         5/15/11(e).........................        15,000        19,792
                                                           -------------
                                                                 437,792
                                                           -------------

       MEDIA - 0.0%
       CanWest Media, Inc. 8.000%, due
         9/15/12............................           879           925
       Pegasus Communications Corp., Series
         B 9.750%, due 12/1/06(b)...........        20,000         5,025
                                                           -------------
                                                                   5,950
                                                           -------------
       METALS & MINING - 2.1%
       CSN Islands IX Corp. 10.000%, due
         1/15/15 (144A)(c)..................       125,000       137,188
       Freeport-McMoRan C & G 6.875%, due
         2/1/14.............................       430,000       425,700
       Intl. Steel Group, Inc. 6.500%, due
         4/15/14............................       571,000       563,862
       Ispat Inland ULC 10.804%, due
         4/1/10**...........................       250,000       261,250
       Novelis, Inc. 7.250%, due 2/15/15
         (144A)(c)..........................       400,000       367,000
       Steel Dynamics, Inc. 9.500%, due
         3/15/09............................       155,000       164,300
       Vale Overseas, Ltd. 8.250%, due
         1/17/34............................     1,100,000     1,193,500
       Vedanta Resources Plc 6.625%, due
         2/22/10 (144A)(c)..................       840,000       813,656
       Wheeling-Pittsburgh Corp.
        Series A 5.000%, due 7/30/11........         8,360         6,730
        Series B 6.000%, due 7/30/10........         4,420         3,558
                                                           -------------
                                                               3,936,744
                                                           -------------
       OFFICE - 0.2%
       Xerox Corp.
         9.750%, due 1/15/09................       100,000       111,000
        9.750%, due 1/15/09.................        35,000        49,329
        7.125%, due 6/15/10.................       245,000       256,025
                                                           -------------
                                                                 416,354
                                                           -------------
       OIL & GAS - 5.5%
       Aker Kvaerner ASA 5.00%/0.000%, due
         10/30/11(f)........................    10,675,000     1,470,442
       Baytex Energy, Ltd. 9.625%, due
         7/15/10............................     1,000,000     1,047,500
       Clayton Williams Energy, Inc. 7.750%,
         due 8/1/13 (144A)(c)...............       560,000       543,200

       ---------------------------------------------------------------------
       SECURITY                                   PAR             VALUE
       DESCRIPTION                               AMOUNT          (NOTE 2)
       ---------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Compass Minerals International, Inc.
        12.750%/0.000%, due
          12/15/12(f)........................ $      60,000    $      53,100
        Series B12.000%0.000%/, due
          6/1/13(f)..........................        90,000           76,950
       Comstock Resources, Inc. 6.875%, due
         3/1/12..............................       365,000          362,263
       Delta Petroleum Corp. 7.000%, due
         4/1/15 (144A)(c)....................        95,000           90,250
       Doe Run Resources Corp., Series AI
         11.750%, due 11/1/08(g).............         8,491            6,666
       Dresser-Rand Group, Inc. 7.375%, due
         11/1/14 (144A)(c)...................        88,000           90,640
       Gazprom International SA 7.201%, due
         2/1/20 (144A)(c)....................       800,000          853,000
       Harvest Operations Corp. 7.875%, due
         10/15/11............................       490,000          477,750
       Holly Energy Partners LP 6.250%, due
         3/1/15 (144A)(c)....................     1,035,000        1,009,125
       J. Ray McDermott S.A. 11.500%, due
         12/15/13 (144A)(c)..................       925,000        1,063,750
       Parker Drilling Co., Series B 10.125%,
         due 11/15/09........................        39,000           40,414
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14................       200,000          219,100
       Petroquest Energy, Inc. 10.375%, due
         5/15/12.............................       750,000          796,875
       Pioneer Natural Resources Co. 6.500%,
         due 1/15/08.........................        17,000           17,336
       SEMCO Energy, Inc. 7.750%, due
         5/15/13.............................        65,000           67,339
       Seven Seas Petroleum, Inc., Series B
         12.500%, due 5/15/05(b)(d)(e).......        60,000                0
       Stone Energy Corp.
         8.250%, due 12/15/11................        80,000           83,600
        6.750%, due 12/15/14.................       600,000          573,000
       TengizChevroil Finance Co. 6.124%, due
         11/15/14 (144A)(c)..................       800,000          806,000
       Whiting Petroleum Corp. 7.000%, due
         2/1/14 (144A)(c)....................       557,000          561,177
       XCL Ltd., Series UNIT 13.500%, due
         5/1/04 (144A)(b)(c)(d)(e)...........        80,000                0
       XTO Energy, Inc. 6.250%, due
         4/15/13.............................        30,000           31,540
                                                               -------------
                                                                  10,341,017
                                                               -------------
       PAPER & FOREST PRODUCTS - 0.8%
       Abitibi Consolidated, Inc. 7.875%, due
         8/1/09..............................         1,000              962
       Bowater, Inc. 6.500%, due
         6/15/13(a)..........................       950,000          840,750

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - CONTINUED
       Louisiana-Pacific Corp. 8.875%, due
         8/15/10............................. $      10,000 $      11,108
       Mercer International, Inc. 9.250%, due
         2/15/13(a)..........................       115,000        97,175
       Sino-Forest Corp. 9.125%, due 8/17/11
         (144A)(c)...........................       500,000       533,750
       Tembec Industries, Inc. 7.750%, due
         3/15/12(a)..........................        20,000        12,600
                                                            -------------
                                                                1,496,345
                                                            -------------

       PHARMACEUTICALS - 0.3%
       Warner Chilcott Corp. 8.750%, due
         2/1/15 (144A)(c)....................       580,000       536,500
                                                            -------------
       REAL ESTATE INVESTMENT TRUST - 1.6%
       B.F. Saul, (REIT) 7.500%, due
         3/1/14..............................       470,000       481,750
       Crescent Real Estate Equities LP
         9.250%, due 4/15/09.................       150,000       159,000
       Host Marriott LP, Series O 6.375%, due
         3/15/15.............................       990,000       965,250
       Trustreet Properties, Inc.
        7.500%, due 4/1/15...................       775,000       788,563
        7.500%, due 4/1/15 (144A)(c).........       300,000       305,250
       Ventas Realty LP/Ventas Capital Corp.
         7.125%, due 6/1/15..................       350,000       363,125
                                                            -------------
                                                                3,062,938
                                                            -------------
       RETAIL - MULTILINE - 1.1%
       Asbury Automotive Group 8.000%, due
         3/15/14(a)..........................       350,000       323,750
       Brown Shoe Co., Inc. 8.750%, due
         5/1/12..............................       477,000       491,310
       Duane Reade, Inc.
         8.370%, due 12/15/10**..............       325,000       310,375
        9.750%, due 8/1/11...................       440,000       325,600
       GSC Holdings Corp. 8.000%, due
         10/1/12 (144A)(a)(c)................       285,000       278,588
       Pep Boys-Manny, Moe & Jack 7.500%,
         due 12/15/14(a).....................        86,000        80,840
       Toys "R" Us, Inc. 7.375%, due
         10/15/18(a).........................       350,000       250,250
                                                            -------------
                                                                2,060,713
                                                            -------------
       SAVINGS & LOANS - 0.1%
       Western Financial Bank 9.625%, due
         5/15/12.............................        90,000       103,275
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
       Chartered Semiconductor
         Manufacturing, Ltd. 6.375%, due
         8/3/15..............................       495,000       474,039
                                                            -------------

      --------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      SOFTWARE - 0.2%
      Riverdeep Group, Ltd. 9.250%, due
        4/15/11 (144A)(c)..................... $     225,000 $     305,310
                                                             -------------
      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 1.8%
      Alamosa Delaware, Inc. 11.000%, due
        7/31/10...............................        90,000       100,125
      COLO.COM, Inc. 13.875%, due 3/15/10
        (144A)(b)(c)(d)(e)....................       181,448             0
      Colt Telecom Group Plc 7.625%, due
        12/15/09..............................        15,000        18,127
      Corning, Inc. 5.900%, due
        3/15/14(a)............................       700,000       699,256
      GCI, Inc. 7.250%, due 2/15/14(a)........       500,000       487,500
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/1/09...................        15,000        15,488
      Intelsat, Ltd./Zeus Special 9.250%, due
        2/1/15 (144A)(c)(f)...................       810,000       536,625
      MCI, Inc.
        6.908%, due 5/1/07....................        19,000        19,238
       7.688%, due 5/1/09.....................        19,000        19,736
       8.735%, due 5/1/14.....................        16,000        17,760
      Mobile TeleSystems 8.375%, due
        10/14/10 (144A)(c)....................       360,000       377,100
      Rogers Wireless, Inc. 7.625%, due
        12/15/11..............................       700,000       628,893
      Tele Norte Celular Participacoes SA,
        Series B 8.000%, due 12/18/13.........       450,000       481,500
                                                             -------------
                                                                 3,401,348
                                                             -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      INVISTA 9.250%, due 5/1/12
        (144A)(c).............................       735,000       792,881
                                                             -------------
      TRANSPORTATION - 2.0%
      Atlantic Express Transportation Corp.,
        Series B 12.000%, due 4/15/08.........       525,000       464,625
      Greenbrier Cos., Inc. 8.375%, due
        5/15/15...............................       860,000       887,950
      Grupo Transportacion Ferroviaria
        Mexicana S.A. DE CV 9.375%, due
        5/1/12 (144A)(c)......................       330,000       359,700
      Ship Finance International Ltd. 8.500%,
        due 12/15/13..........................     1,000,000       958,750
      Stena AB 7.000%, due 12/1/16............     1,000,000       905,000
      Trailer Bridge, Inc. 9.250%, due
        11/15/11..............................       100,000       103,250
                                                             -------------
                                                                 3,679,275
                                                             -------------
      UTILITIES - 2.4%
      AES Corp. 8.750%, due 6/15/08...........         7,000         7,332
      Caithness Coso Funding Corp. 6.263%,
        due 6/15/14 (144A)(c).................       775,000       786,939

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     UTILITIES - CONTINUED
     FPL Energy American Wind LLC 6.639%,
       due 6/20/23 (144A)(c).................. $     712,880 $     741,193
     FPL Energy Wind Funding LLC 6.876%,
       due 6/27/17 (144A)(c)..................       217,750       221,288
     Kiowa Power Partners LLC, Series B
       5.737%, due 3/30/21 (144A)(c)..........       650,000       645,013
     Mission Energy Holding Co. 13.500%,
       due 7/15/08............................        30,000        34,875
     MSW Energy Holdings II LLC/MSW
       Energy Finance Co. II, Inc. 7.375%,
       due 9/1/10.............................       600,000       624,000
     Northeast Utilities, Series A 8.580%, due
       12/1/06................................            20            20
     Ormat Funding Corp. 8.250%, due
       12/30/20...............................       981,611       991,427
     Reliant Energy, Inc. 6.750%, due
       12/15/14...............................       315,000       294,525
     Sierra Pacific Power Co., General and
       Refunding Mortgage Bonds, Series A
       8.000%, due 6/1/08.....................         5,000         5,275
     Southern California Edison Co. 6.375%,
       due 1/15/06(a).........................        20,000        20,070
     Tiverton Power Associates LP/Rumford
       Power Associates LP, Pass-Through
       Certificate 9.000%, due 7/15/18
       (144A)(c)..............................        99,337        77,980
     Westar Energy, Inc. 7.125%, due
       8/1/09.................................       110,000       115,955
                                                             -------------
                                                                 4,565,892
                                                             -------------
     Total Domestic Bonds & Debt Securities
     (Cost $84,954,267)                                         84,535,264
                                                             -------------

     CONVERTIBLE BOND & NOTE - 0.0%
     INTERNET - 0.0%
     Cybernet Internet Services International,
       Inc. 13.000%, due 8/15/09
       (144A)(b)(c)(d)(e)
       (Cost - $440,068)......................       440,000             0
                                                             -------------
     U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 7.0%
     Federal Home Loan Mortgage Corp.
       4.500%, due 4/1/35.....................     1,648,943     1,539,883
     Federal Home Loan Mortgage Corp.
       (FHLMC) 6.000%, due 10/1/35............     4,000,000     4,042,258
      Series 216, Class IO 6.000%, due
        12/1/31...............................       397,712        87,905
      Series 2235, Class PO 0.000%, due
        6/15/30...............................        42,346        34,756
      Series 2448, Class SM 4.030%, due
        3/15/32**.............................       243,566        22,112

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED
        Series 2478, Class SY 4.180%, due
          3/15/21**......................... $      15,076 $         441
        Series 2515, Class IG 5.500%, due
          3/15/32...........................       256,700        71,568
        Series 2579, Class GS 3.680%, due
          1/15/17**.........................       300,555        19,299
        STRIP, Series 215, Class PO 0.000%,
          due 6/1/31........................        51,757        43,470
       Federal Home Loan Mortgage Corp.
         (FHLMC) Gold Pool 6.000%, due
         4/1/35-6/1/35......................     1,226,278     1,239,233
       Federal National Mortgage Association
         (FNMA) 7.500%, due 1/1/30..........         5,242         5,541
       Pass-Through Certificate, Series
         2002-14, Class A2 7.500%, due
         1/25/42............................        43,427        45,136
        Series 1999-51, Class N, PO 0.000%,
          due 9/17/29.......................        22,921        19,498
        Series 2001-74, Class MI, IO
          6.000%, due 12/25/15..............        33,527         2,180
        Series 2002-52, Class SL, IO 3.962%,
          due 9/25/32**.....................        94,939        10,163
        Series 2002-63, Class SN, IO 3.962%,
          due 10/25/32**....................       105,555         8,272
        Series 2002-9, Class MS, IO 4.062%,
          due 3/25/32**.....................       225,127        18,236
        Series 2003-23, Class AI, IO 5.000%,
          due 3/25/17.......................       596,880        74,493
        Series 2003-26, Class IG, IO 6.000%,
          due 4/25/33.......................       105,493        23,245
        Series 2003-34, Class ES, IO 2.962%,
          due 12/31/50**....................       871,963        51,564
        Series 2003-34, Class SG, IO 2.962%,
          due 2/25/33**.....................       361,964        21,440
        Series 2003-34, Class SP, IO 3.062%,
          due 1/25/32**.....................       982,945        55,859
        Series 2003-49, Class TS, IO 3.662%,
          due 12/31/50**....................       511,471        43,462
        Series 318, Class 2, IO 6.000%, due
          12/31/31..........................       152,302        35,672
        Series 322, Class 2, IO 6.000%, due
          3/1/32............................       100,503        23,571
        Series 332, Class 2, IO 6.000%, due
          2/1/33............................       117,799        28,216
       Federal National Mortgage Association
         (FNMA) Grantor Trust: Pass-Through
         Certificate
        Series 1999-T2, Class A1 7.500%,
          due 1/19/39.......................        45,682        47,909
        Series 2001-T1, Class A1 7.500%,
          due 10/25/40......................       109,458       113,328

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED
        Series 2001-T10, Class A2 7.500%,
          due 12/25/41...................... $      59,856 $      62,694
        Series 2001-T3, Class A1 7.500%,
          due 11/25/40......................        35,302        36,585
        Series 2001-T4, Class A1 7.500%,
          due 7/25/41.......................       106,545       111,532
        Series 2001-T7, Class A1 7.500%,
          due 2/25/41.......................       234,265       244,717
        Series 2002-T1, Class A2 7.000%,
          due 11/25/31......................           535           554
        Series. 2000-T6, Class A1 7.500%,
          due 6/25/30.......................        22,155        22,952
        Series. 2001-T10, Class A1 7.000%,
          due 12/25/41......................         6,430         6,655
       Government National Mortgage
         Association 4.500%, due 3/20/35....     1,426,620     1,342,945
       Government National Mortgage
         Association (GNMA)
         6.000%, due 12/15/33...............       662,755       674,704
        4.500%, due 10/15/35................     3,000,000     2,839,043
                                                           -------------
       Total U. S. Government Agency
       Mortgage-Backed Securities
       (Cost $14,011,107)                                     13,071,091
                                                           -------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 31.6%
       Federal Home Loan Mortgage Corp.
         (FHLMC)
         5.000%, due 5/1/34.................       965,485       931,311
        5.500%, due 11/1/34-1/1/35..........     2,344,673     2,317,892
       Federal National Mortgage Association
         (FNMA)
         6.375%, due 8/15/07................     1,350,000     1,019,669
        5.500%, due 12/1/18-3/1/25..........     1,217,649     1,213,346
        5.000%, due 2/1/20..................       565,612       558,312
        7.500%, due 1/1/30-10/1/30..........         3,218         3,401
        4.500%, due 3/1/35..................       424,936       397,169
       Freddie Mac Gold Pool
         4.500%, due 11/1/18-5/1/20.........     1,444,016     1,398,437
        5.000%, due 6/1/35..................       546,907       526,536
       Ginnie Mae I Pool
         5.000%, due 10/15/33-6/15/35.......     4,600,295     4,491,697
        5.500%, due 4/15/34-6/15/35.........     3,884,640     3,882,157
        4.500%, due 4/15/35.................     3,445,781     3,260,907
       Government National Mortgage
         Association (GNMA)
         5.000%, due 10/15/18-8/20/34.......       601,472       593,140
        5.500%, due 8/15/19-10/15/34........     3,709,590     3,725,539
        6.000%, due 2/15/24-7/15/33.........       849,490       864,383
        6.500%, due 11/15/32................        24,864        25,806
        4.500%, due 9/15/33-4/15/35.........     4,429,171     4,192,100

      --------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Bonds
        7.250%, due 5/15/16(a)................ $   2,350,000 $   2,852,681
       5.250%, due 11/15/28-2/15/29(a)........       820,000       869,892
      U.S. Treasury Notes
        4.875%, due 2/15/12(a)................       745,000       760,046
       4.000%, due 2/15/14-2/15/15(a).........     3,630,000     3,475,995
       4.125%, due 5/15/15(a).................       900,000       868,782
       6.250%, due 8/15/23(a).................       370,000       431,932
       5.375%, due 2/15/31(a).................       265,000       289,099
      Inflation Indexed 3.000%, due
        7/15/12(a)............................     2,932,423     3,136,434
      U.S. Treasury STRIPS
        4.447%, due 2/15/11(a)(h).............     3,200,000     2,535,459
       4.577%, due 5/15/13(a)(h)..............     1,500,000     1,065,390
      United States Treasury Inflation Indexed
        Bonds 3.375%, due 1/15/12(a)..........     3,107,579     3,383,743
      United States Treasury Inflation
        Protected (TIPS) Notes 3.500%, due
        1/15/11(a)............................     9,161,471     9,926,601
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $60,101,978)                                        58,997,856
                                                             -------------

      MUNICIPALS - 1.6%
      IOWA - 0.6%
      Tobacco Settlement Authority, Tobacco
        Settlements Asset-Backed Bonds,
        Series 2001B 5.600%, due 6/1/35.......     1,130,000     1,154,860
                                                             -------------
      LOUISIANA - 0.2%
      Tobacco Settlement Financing Corp., LA
        Tobacco Settlement Asset-Backed
        Bonds, Series 2001B 5.875%, due
        5/15/39...............................       300,000       313,113
                                                             -------------
      MINNESOTA - 0.2%
      Minneapolis & St. Paul Metropolitan
        Airports Commission, Special
        Facilities Revenue, Northwest Airlines
        Project, Series A 7.000%, due
        4/1/25................................       500,000       327,020
                                                             -------------
      NEW JERSEY - 0.5%
      New Jersey Economic Development
        Authority, Special Facilities Revenue,
        Continental Airlines, Inc. Project
        6.250%, due 9/15/29...................       430,000       346,881
      Tobacco Settlement Financing Corp., NJ
        Tobacco Settlement Asset-Backed
        Bonds 7.000%, due 6/1/41..............       440,000       516,116
                                                             -------------
                                                                   862,997
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       WASHINGTON - 0.1%
       Tobacco Settlement Authority, WA
         Tobacco Settlement Asset-Backed
         Bonds 6.625%, due 6/1/32........... $     220,000 $     238,700
                                                           -------------
       Total Municipals
       (Cost $2,561,548)                                       2,896,690
                                                           -------------

       FOREIGN BONDS & DEBT SECURITIES - 5.6%
       CANADA - 2.1%
       Government of Canada
         4.250%, due 9/1/09.................       282,000       242,902
        5.500%, due 6/1/10..................       330,000       298,856
        5.250%, due 6/1/12..................     1,230,000     1,117,670
       Province of Ontario, Series E
         5.500%, due 4/23/13................     3,000,000     2,195,279
                                                           -------------
                                                               3,854,707
                                                           -------------
       FRANCE - 0.8%
       Government of France, Series OATi
         3.000%, due 7/25/09................     1,113,900     1,446,039
                                                           -------------
       NETHERLANDS - 0.1%
       Kingdom of the Netherlands
         5.000%, due 7/15/12................       130,000       172,900
                                                           -------------
       NORWAY - 1.3%
       Government of Norway
         6.750%, due 1/15/07................     8,045,000     1,294,841
        5.500%, due 5/15/09.................     2,200,000       361,703
        6.000%, due 5/16/11.................     4,220,000       726,647
                                                           -------------
                                                               2,383,191
                                                           -------------
       SWEDEN - 1.4%
       Kingdom of Sweden
         5.250%, due 3/15/11................     5,645,000       789,723
        5.500%, due 10/8/12.................    12,740,000     1,839,343
                                                           -------------
                                                               2,629,066
                                                           -------------
       UKRAINE - 0.0%
       Government of Ukraine
         11.000%, due 3/15/07...............        26,602        27,977
                                                           -------------
       Total Foreign Bonds & Debt Securities
       (Cost $9,688,679)                                      10,513,880
                                                           -------------

       FOREIGN BONDS & DEBT SECURITIES - EMERGING MARKETS - 2.6%
       BRAZIL - 0.6%
       Federative Republic of Brazil
         10.000%, due 1/16/07-8/7/11........       130,000       140,325
        10.125%, due 5/15/27................       290,000       335,675
       Banco Nacional de Desenvolvimento
         Economico e Social, Notes
         8.000%, due 4/28/10................   550,000,000       367,817
       DCB, Series L, Registered
         5.250%, due 4/15/12**..............       141,516       138,417
        Series B 8.875%, due 4/15/24........        66,000        68,475
                                                           -------------
                                                               1,050,709
                                                           -------------

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    COLOMBIA - 0.7%
    Republic of Colombia
      9.750%, due 4/23/09...................... $      50,000 $      56,225
     9.750%, due 4/9/11........................       607,407       695,481
     10.750%, due 1/15/13......................       485,000       591,700
                                                              -------------
                                                                  1,343,406
                                                              -------------
    MEXICO - 0.4%
    United Mexican States
      4.625%, due 10/8/08......................       230,000       227,527
     7.500%, due 1/14/12(a)....................       144,000       159,912
     8.625%, due 2/1/22........................        90,000       107,775
     8.300%, due 8/15/31.......................       200,000       245,500
                                                              -------------
                                                                    740,714
                                                              -------------
    PERU - 0.2%
    Republic of Peru, FLIRB Bonds
      5.000%, due 3/7/17 (144A)**(c)...........       112,700       106,783
    Republic of Peru 5.000%, due
      3/7/17...................................       217,300       209,423
                                                              -------------
                                                                    316,206
                                                              -------------
    RUSSIA - 0.7%
    Russian Federation
      8.250%, due 3/31/10......................        60,000        64,188
     5.000%, due 3/31/30
       (144A)(a)(c)............................     1,197,500     1,332,219
                                                              -------------
                                                                  1,396,407
                                                              -------------
    Total Foreign Bonds & Debt Securities -
    Emerging Markets
    (Cost $3,423,359)                                             4,847,442
                                                              -------------

    ESCROWED SHARES - 0.0%
    Vlasic Foods International, Inc. 0.000%,
      due 1/1/49 (Cost - $0)...................       190,660         6,902
                                                              -------------

    LOAN PARTICIPATION - 0.2%
    CHILE - 0.2%
    Empresa Electrica Guacolda S.A. (CS
      First Boston) 8.625%, due 4/30/13
      (144A)(c)................................       324,000       360,490
                                                              -------------
    UNITED STATES - 0.0%
    Olympus Cable Holdings LLC, Tranche B
      (First Union Securities, Inc. The Bank of
      Nova Scotia) 4.798%, due 9/30/10.........        36,164        35,802
                                                              -------------
    Total Loan Participation
    (Cost $383,618)                                                 396,292
                                                              -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 0.3%
        AIRLINES - 0.0%
        US Airways Group, Inc., Class A
          Shares*(a).........................           25 $           0
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           757
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
                                                           -------------
                                                                   6,805
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.0%
        AGY Holding Corp.*(d)................           33         4,686
        Loewen Group, Inc.*(d)(e)............       20,000             2
        Polymer Group, Inc., Class A
          Shares*(a).........................          136         3,260
                                                           -------------
                                                                   7,948
                                                           -------------
        FINANCIALS - DIVERSIFIED - 0.0%
        Amresco, Inc., Liquidating Trust
          Shares*(d).........................      150,000             0
        Outsourcing Solutions, Inc.*(d)......          246         1,047
                                                           -------------
                                                                   1,047
                                                           -------------
        FOOD PRODUCTS - 0.0%
        Archibald Candy Corp.*(d)(e).........          308           878
        Aurora Foods, Inc.*(d)(e)............        2,833             0
        PSF Group Holdings, Inc. LLC, Class A
          Shares*(d).........................           22        38,552
                                                           -------------
                                                                  39,430
                                                           -------------

        -------------------------------------------------------------------
        SECURITY                                                 VALUE
        DESCRIPTION                             SHARES          (NOTE 2)
        -------------------------------------------------------------------

        INSURANCE - 0.1%
        Conseco, Inc.*......................         5,666    $     115,020
        Leucadia National Corp..............            13              558
                                                              -------------
                                                                    115,578
                                                              -------------
        IT CONSULTING & SERVICES - 0.0%
        Comdisco Holding Co., Inc.*.........            83            1,411
                                                              -------------
        MEDIA - 0.0%
        Rogers Communications, Inc..........           343           13,559
                                                              -------------
        OIL & GAS - 0.0%
        New XCL-China LLC, Class C
          Units*(d).........................            79           11,123
        Sterling Chemicals, Inc.*...........            35              822
        York Research*(d)(e)................           337                0
                                                              -------------
                                                                     11,945
                                                              -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
        Cincinnati Bell, Inc.*..............            35              139
        Covad Communications Group, Inc.*...            10                9
        Ionex Communications, Inc.*(d)......           176                0
        KNOLOGY, Inc.*(a)(e)................            49               93
        MCI, Inc............................             1               20
                                                              -------------
                                                                        261
                                                              -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Dobson Communications Corp., Class A
          Shares*...........................        15,125          110,261
        iPCS, Inc.*.........................         5,531          215,709
        USA Mobility, Inc.*(a)..............             4              100
                                                              -------------
                                                                    326,070
                                                              -------------
        Total Common Stocks
        (Cost $667,765)                                             524,054
                                                              -------------

        PREFERRED STOCKS - 0.2%
        AIRLINES - 0.0%
        US Airways Group, Inc., Class A
          Shares*(d)(e).....................            16                0
                                                              -------------
        FOOD PRODUCTS - 0.2%
        Doane Pet Care Co., 14.25%, Senior
          Exchangeable*.....................         3,000          312,750
                                                              -------------
        MEDIA - 0.0%
        PTV, Inc., 10.00%, Cumulative,
          Series A(d).......................             1                2
                                                              -------------
        Total Preferred Stocks
        (Cost $120,375)                                             312,752
                                                              -------------
        CONVERTIBLE PREFERRED STOCK - 0.0%
        COMMUNICATIONS EQUIPMENT - 0.0%
        Telex Communications, Inc.,
          Series B^......................... $       1,417               14
                                                              -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       METALS & MINING - 0.0%
       LTV Corp. 8.250%,
         (144A)(b)(c)(d)......................        7,000 $           0
       Weirton Steel Corp., Series C (d)(h)...          180             0
                                                            -------------
                                                                        0
                                                            -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       Dobson Communications Corp., 6.00%,
         Series F 6.000%, due 8/19/16
         (144A)(c)(e).........................          259        43,642
                                                            -------------
       Total Convertible Preferred Stock
       (Cost $406,371)                                             43,656
                                                            -------------

       RIGHTS - 0.0%
       VENEZUELA - 0.0%
       United Mexican States, Value Recovery
         Rights, Series D, due 6/30/06........      250,000         4,625
       United Mexican States, Value Recovery
         Rights:, Series E, due 6/30/07.......      250,000         6,125
                                                            -------------
       Total Rights
       (Cost $0)                                                   10,750
                                                            -------------

       WARRANTS - 0.1%
       AIRLINES - 0.0%
       US Airways Group, Inc., Expire 4/15/08,
         Class A1,*(d)(e).....................           16             0
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 0.0%
       AGY Holding Corp.,
         Non-Expiring*(d)(e)..................           27             0
       MDP Acquisitions Plc Corp.*
         (144A)(c)............................           42           840
                                                            -------------
                                                                      840
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 0.0%
       American Tower Corp., Expire 8/1/08*
         (144A)(c)............................          140        47,253
       COLO.COM, Inc., Expire 3/15/10*
         (144A)(c)(d)(e)......................          220             0
       ICG Communications, Inc., Expire
         9/15/05*(d)(e).......................          495             0
       KMC Telecom Holdings, Inc., Expire
         1/31/08*(d)(e).......................          250             0
       Startec Global Communications Corp.,
         Expire 5/15/08*(d)(e)................          170             0
                                                            -------------
                                                                   47,253
                                                            -------------

       CONTAINERS & PACKAGING - 0.0%
       Pliant Corp.* (144A)(c)(d)(e)..........           90             1
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                       SHARES  (NOTE 2)
       ------------------------------------------------------------------
       FINANCIALS - DIVERSIFIED - 0.0%
       ContiFinancial Corp., Liquidating Trust, Units of
         Interest (Represents interest in a trust in the
         liquidation of ContiFinancial Corp. and its
         affiliates),*.................................. 845,262 $  1,056
       Mediq Inc., Expire 6/1/09*(d)(e).................     110        0
                                                                 --------
                                                                    1,056
                                                                 --------
       FOOD PRODUCTS - 0.0%
       TravelCenters of America, Inc., Expire
         11/14/10*(d)(e)................................     750    4,125
                                                                 --------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Mikohn Gaming Corp., Expire 8/15/08*(d)(e).......      70        1
                                                                 --------
       INDUSTRIAL - DIVERSIFIED - 0.0%
       Dayton Superior Corp., Expire 6/15/09*
         (144A)(c)(d)(e)................................     210        0
       Solutia Inc., Expire 7/15/09*(c)(d)(e)...........      18        0
                                                                 --------
                                                                        0
                                                                 --------
       MEDIA - 0.0%
       XM Satellite Radio Holdings Inc., Expire 3/15/10*
         (144A)(c)......................................     100    6,451
                                                                 --------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
       KNOLOGY Holdings, Inc., Expire
         10/22/07*(d)(e)................................     215        0
                                                                 --------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       UbiquiTel Inc., Expire 4/15/10*
         (144A)(c)(d)(e)................................     310        3
                                                                 --------
       TRANSPORTATION INFRASTRUCTURE - 0.0%
       Atlantic Express Transportation Corp. Expires
         4/15/08, Series B,*............................     525    2,100
                                                                 --------
       FOREIGN GOVERNMENT - 0.1%
       Republic of Venezuela, Expire 4/15/20 expires
         4/15/20........................................   1,700   52,700
                                                                 --------
       Total Warrants
       (Cost $77,982)                                             114,530
                                                                 --------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

   -------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR       VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 23.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     10/31/05 at 2.45% to be purchased
     at $6,305,429 on 11/01/05
     collateralized by $5,825,000 U.S.
     Treasury Bonds 5.500% due 8/15/28
     with a value of $6,433,579................ $   6,305,000 $   6,305,000
   State Street Navigator Securities Lending
     Prime Portfolio(i)........................    36,905,531    36,905,531
                                                              -------------
   Total Short-Term Investments
   (Cost $43,210,531)                                            43,210,531
                                                              -------------

   TOTAL INVESTMENTS - 117.7%
   (Cost $220,047,648)                                          219,481,690

   Other Assets and Liabilities (net) - (17.7)%                 (33,033,077)
                                                              -------------

   TOTAL NET ASSETS - 100.0%                                  $ 186,448,613
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) All or a portion of security is out on loan.

(b) Security is in default.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent 19.20% of net assets.

(d) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(e) Illiquid security. At October 31, 2005, the value of these securities amounted to 70,847 or 0.04% of net assets.

(f) Security is a "Step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(g) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h) Zero coupon bond - Interest rate represents current yield to maturity.

(i) Represents investment of collateral received from securities lending transactions. (Note 6)

ABBREVIATIONS USED IN THIS SCHEDULE:

Comml. - Commercial

DCB - Debt Conversion Bond

FHLMC - Federal Home Loan Mortgage Corporation

FLIRB - Front-Loaded Interest Reduction Bonds

FNMA - Federal National Mortgage Association

Fin. - Finance

GNMA - Government National Mortgage Association

IO - Interest Only

Intl. - International

PO - Principal Only

The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        45.69%
                 AA                                       1.30
                 A                                        0.43
                 BBB                                     11.14
                 BB                                      14.89
                 B                                       19.54
                 Below B                                  4.63
                 Equities/Other                           2.38
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 31.7%
      ADVERTISING - 0.0%
      Lamar Media Corp. 6.625%, due 8/15/15
        (144A)(a)................................ $     5,000 $      5,063
                                                              ------------
      AEROSPACE & DEFENSE - 0.4%
      Alliant Techsystems, Inc. 8.500%,
        due 5/15/11..............................      25,000       26,250
      Sequa Corp. 9.000%, due 8/1/09.............      25,000       26,063
                                                              ------------
                                                                    52,313
                                                              ------------
      AIRLINES - 0.2%
      Continental Airlines, Inc., Pass-Through
        Certificates, Series 1998-3 7.250%,
        due 11/1/05..............................      25,000       25,008
                                                              ------------
      ASSET-BACKED SECURITIES - 2.5%
      Amortizing Residential Collateral Trust,
        Series 2002-BC6, Class M2 5.238%,
        due 8/25/32**............................     150,000      150,980
      Bear Stearns Asset-Backed Securities, Inc.
       Series 2003-HE1N, Class N1 6.500%,
         due 1/25/34(a)..........................       2,068        2,067
       Series 2004-FR1N, Class A1 5.000%,
         due 5/25/34(a)..........................       9,020        8,971
      Bear Stearns Asset-Backed Securities, Inc.
        NIM Trust, Series 2004-HE6N, Class A1
        5.250%, due 8/25/34 (144A)(a)............       9,268        9,224
      Countrywide Asset-Backed Certificates,
        Series 2004-05, Class M4 5.290%,
        due 6/25/34**............................      50,000       50,776
      Countrywide Asset-Backed Securities, Inc.,
        Series 2004-05N, Class N1 5.500%,
        due 10/25/35 (144A)(a)...................       9,210        9,176
      First Consumers Credit Card Master Trust,
        Series 2001-A, Class A 4.280%,
        due 9/15/08**............................      15,877       15,787
      Metris Master Trust, Series 2001-2, Class B
        5.080%, due 11/20/09**...................      70,000       70,172
      Novastar Home Equity Loan, Series 2003-04,
        Class M2 5.663%, due 2/25/34**...........      20,000       20,383
      Sail Net Interest Margin Notes
       Series 2003-3, Class A 7.750%,
         due 4/27/33(a)..........................       1,105        1,109
       Series 2004-4A, Class A 5.000%,
         due 4/27/34(a)..........................       6,801        6,795
                                                              ------------
                                                                   345,440
                                                              ------------
      AUTOMOBLIES - 1.0%
      DaimlerChrysler North America Holding Corp.
        4.050%, due 6/4/08.......................      50,000       48,572
      Delphi Corp. 6.500%, due 8/15/13...........       5,000        3,488

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     AUTOMOBLIES - CONTINUED
     Ford Motor Co.
      6.625%, due 10/1/28......................... $    10,000 $      6,900
      7.450%, due 7/16/31.........................      40,000       29,600
      8.900%, due 1/15/32.........................       5,000        4,112
     General Motors Corp. 8.375%,
       due 7/15/33................................      20,000       14,925
     TRW Automotive, Inc. 9.375%,
       due 2/15/13................................      22,000       23,760
                                                               ------------
                                                                    131,357
                                                               ------------
     CHEMICALS - 1.8%
     FMC Corp. 7.750%, due 7/1/11.................      25,000       26,945
     Huntsman Advanced Materials LLC 11.000%,
       due 7/15/10................................      25,000       27,875
     Huntsman International LLC 10.125%,
       due 7/1/09.................................      14,000       14,472
     ISP Chemco, Inc., Series B 10.250%, due
       7/1/11.....................................      25,000       26,719
     Lyondell Chemical Co. 11.125%,
       due 7/15/12................................      25,000       28,000
     Methanex Corp. 8.750%, due 8/15/12...........      25,000       27,844
     Millennium America, Inc. 9.250%,
       due 6/15/08................................      25,000       26,937
     Resolution Performance Products, Inc.
       13.500%, due 11/15/10......................      25,000       26,469
     Rhodia S.A. 8.875%, due 6/1/11...............      25,000       23,750
     Westlake Chemical Corp. 8.750%,
       due 7/15/11................................      16,000       17,200
                                                               ------------
                                                                    246,211
                                                               ------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
     Commercial Mortgage Pass-Through
       Certificates, Series 2003-FL9, Class E
       4.970%, due 11/15/15 (144A)**(a)...........      28,029       28,165
     Merit Securities Corp., Series 11PA, Class B2
       5.570%, due 9/28/32 (144A)**(a)............     114,473      111,701
                                                               ------------
                                                                    139,866
                                                               ------------
     CONTAINERS & PACKAGING - 0.8%
     Berry Plastics Corp. 10.750%, due 7/15/12....      25,000       25,875
     Graphic Packaging International Corp.
       9.500%, due 8/15/13........................      10,000        9,025
     Jefferson Smurfit Corp. 8.250%,
       due 10/1/12................................      25,000       23,687
     Plastipak Holdings, Inc. 10.750%,
       due 9/1/11.................................      25,000       27,500
     Pliant Corp. 11.125%, due 9/1/09.............       5,000        4,100
     Radnor Holdings Corp. 11.000%,
       due 3/15/10................................      25,000       19,625
                                                               ------------
                                                                    109,812
                                                               ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      ELECTRIC UTILITIES - 0.7%
      Edison Mission Energy 9.875%,
        due 4/15/11.............................. $    15,000 $     17,550
      NRG Energy, Inc. 8.000%, due 12/15/13......      17,000       18,615
      Reliant Energy, Inc. 9.250%, due 7/15/10...      25,000       26,375
      Texas Genco LLC/Texas Genco Financing
        Corp. 6.875%, due 12/15/14
        (144A)(a)................................      25,000       26,875
                                                              ------------
                                                                    89,415
                                                              ------------
      ENTERTAINMENT & LEISURE - 0.3%
      Gaylord Entertainment Co. 6.750%,
        due 11/15/14.............................      10,000        9,700
      Loews Cineplex Entertainment Corp.
        9.000%, due 8/1/14.......................      25,000       24,188
                                                              ------------
                                                                    33,888
                                                              ------------
      ENVIRONMENTAL SERVICES - 0.3%
      Allied Waste North America, Inc. 9.250%,
        due 9/1/12...............................      17,000       18,408
      IMCO Recycling, Inc. 10.375%, due
        10/15/10.................................      25,000       27,438
                                                              ------------
                                                                    45,846
                                                              ------------
      FINANCIALS - DIVERSIFIED - 6.5%
      Bank of America Corp. 7.400%, due
        1/15/11..................................      65,000       71,833
      BCP Crystal U.S. Holdings Corp. 9.625%, due
        6/15/14..................................      16,000       17,680
      Capital One Bank 5.750%, due 9/15/10.......      50,000       50,978
      CIT Group, Inc. 7.750%, due 4/2/12.........      75,000       84,947
      Corp Andina de Fomento 6.875%, due
        3/15/12..................................     100,000      108,246
      Countrywide Home Loans, Inc., Series L
        4.000%, due 3/22/11......................      75,000       70,465
      EnCana Holdings Finance Corp. 5.800%, due
        5/1/14...................................      50,000       52,060
      General Motors Acceptance Corp.
       6.750%, due 12/1/14.......................      25,000       23,946
       8.000%, due 11/1/31.......................       5,000        5,176
      HSBC Finance Corp. 5.250%, due 4/15/15.....      75,000       74,241
      International Lease Finance Corp. 5.875%,
        due 5/1/13...............................      50,000       51,355
      JPMorgan Chase & Co. 6.625%, due
        3/15/12..................................      70,000       75,122
      MBNA Corp. 4.625%, due 9/15/08.............      55,000       54,586
      Morgan Stanley 6.600%, due 4/1/12..........      75,000       80,523
      Nell AF SARL 8.375%, due 8/15/15
        (144A)(a)................................       5,000        4,825
      Standard Chartered Bank Plc 8.000%, due
        5/30/31 (144A)(a)........................      50,000       63,810
                                                              ------------
                                                                   889,793
                                                              ------------

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - 0.7%
     Kraft Foods, Inc. 5.625%, due 11/1/11........ $    40,000 $     40,938
     Safeway, Inc. 7.250%, due 2/1/31.............      50,000       51,554
                                                               ------------
                                                                     92,492
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 1.0%
     Extendicare Health Services, Inc. 9.500%, due
       7/1/10.....................................      25,000       26,750
     Medical Device Manufacturing, Inc., Series B
       10.000%, due 7/15/12.......................      25,000       29,375
     Tenet Healthcare Corp. 9.875%, due
       7/1/14.....................................      25,000       24,313
     Vanguard Health Holdings Co. I LLC 11.250%,
       due 10/1/15(b).............................      10,000        7,050
     Vanguard Health Holdings II 9.000%, due
       10/1/14....................................       5,000        5,237
     Wyeth 5.500%, due 3/15/13**..................      50,000       50,509
                                                               ------------
                                                                    143,234
                                                               ------------
     INDUSTRIAL CONGLOMERATES - 0.4%
     Tyco International Group S.A. 6.125%, due
       11/1/08....................................      50,000       51,580
                                                               ------------
     LEISURE TIME - 0.1%
     Icon Health & Fitness, Inc. 11.250%, due
       4/1/12.....................................      25,000       20,125
                                                               ------------
     LODGING - 0.4%
     Kerzner International, Ltd. 6.750%, due
       10/1/15....................................      10,000        9,550
     MGM MIRAGE, Inc. 6.750%, due 9/1/12..........      25,000       25,000
     Turning Stone Casino Resort Enterprise
       9.125%, due 12/15/10 (144A)(a).............      25,000       25,875
                                                               ------------
                                                                     60,425
                                                               ------------
     MACHINERY - 0.6%
     Case New Holland, Inc. 9.250%, due
       8/1/11.....................................      25,000       26,438
     NMHG Holding Co. 10.000%, due 5/15/09........      25,000       26,812
     Terex Corp., Series B 10.375%, due
       4/1/11.....................................      25,000       26,813
                                                               ------------
                                                                     80,063
                                                               ------------
     MEDIA - 2.6%
     AT&T Broadband Corp. 8.375%, due
       3/15/13....................................      50,000       57,676
     CCH I Holdings LLC 10.000%, due 5/15/14
       (144A)(a)..................................       5,000        3,250
     CCH I LLC 11.000%, due 10/1/15
       (144A)(a)..................................      44,000       40,040
     Cenveo Corp. 9.625%, due 3/15/12.............      25,000       26,500
     CSC Holdings, Inc. 10.500%, due 5/15/16......      25,000       26,937
     Dex Media West LLC/Dex Media Finance Co.,
       Series B 9.875%, due 8/15/13...............      23,000       25,473
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 3/15/13........................      16,000       17,400
     Mediacom LLC/Mediacom Capital Corp.
       9.500%, due 1/15/13........................      25,000       24,563

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      MEDIA - CONTINUED
      Muzak LLC/Muzak Finance Corp. 10.000%,
        due 2/15/09.............................. $    25,000 $     21,500
      NextMedia Operating, Inc. 10.750%, due
        7/1/11...................................      25,000       27,281
      R.H. Donnelley Finance Corp. I 10.875%, due
        12/15/12 (144A)(a).......................      25,000       28,125
      Time Warner, Inc. 7.625%, due 4/15/31......      50,000       56,544
                                                              ------------
                                                                   355,289
                                                              ------------
      METAL FABRICATE/HARDWARE - 0.2%
      Mueller Group, Inc. 10.000%, due 5/1/12....      25,000       26,375
                                                              ------------
      IRON/STEEL - 0.0%
      Republic Technologies International LLC/RTI
        Capital Corp. 13.750%, due
        7/15/09(c)(d)(e).........................     200,000            0
                                                              ------------
      OFFICE FURNISHINGS - 0.1%
      Tempur-Pedic, Inc./Tempur Production USA,
        Inc. 10.250%, due 8/15/10................      16,000       17,360
                                                              ------------
      OIL & GAS - 1.7%
      Chesapeake Energy Corp 6.250%, due
        1/15/18..................................      25,000       24,375
      Devon Financing Corp. ULC 6.875%, due
        9/30/11..................................      50,000       54,206
      EXCO Resources, Inc. 7.250%, due 1/15/11...      15,000       15,225
      Magnum Hunter Resources, Inc. 9.600%, due
        3/15/12..................................      16,000       17,360
      Stone Energy Corp. 8.250%, due 12/15/11....      25,000       26,125
      Valero Energy Corp. 4.750%, due 6/15/13....      50,000       48,209
      Vintage Petroleum, Inc. 7.875%, due
        5/15/11..................................      25,000       26,313
      Williams Cos, Inc. 7.625%, due 7/15/19.....      25,000       26,625
                                                              ------------
                                                                   238,438
                                                              ------------

      PAPER & FOREST PRODUCTS - 0.2%
      Buckeye Technologies, Inc. 8.000%, due
        10/15/10.................................      25,000       23,750
      Domtar Inc. 7.125%, due 8/15/15............       5,000        4,250
                                                              ------------
                                                                    28,000
                                                              ------------
      PHARMACEUTICALS - 0.1%
      Valeant Pharmaceuticals International
        7.000%, due 12/15/11.....................      10,000        9,800
                                                              ------------
      REAL ESTATE INVESTMENT TRUST - 1.2%
      Boston Properties LP 6.250%, due 1/15/13...      65,000       67,870
      Host Marriott LP 7.125%, due 11/1/13.......      25,000       25,469
      iStar Financial, Inc. 5.150%, due 3/1/12...      50,000       47,992
      MeriStar Hospitality Operating Partnership
        LP/MeriStar Hospitality Finance Corp.
        10.500%, due 6/15/09.....................      25,000       26,531
                                                              ------------
                                                                   167,862
                                                              ------------

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     RETAIL - MULTILINE - 1.1%
     Home Interiors & Gifts, Inc. 10.125%, due
       6/1/08..................................... $    10,000 $      6,350
     Jafra Cosmetics International, Inc./
       Distribuidora Comercial Jafra S.A. de CV
       10.750%, due 5/15/11.......................      16,000       17,640
     Jean Coutu Group PJC, Inc. 8.500%, due
       8/1/14.....................................      25,000       23,313
     Levi Strauss & Co. 12.250%, due 12/15/12.....      10,000       11,025
     Limited Brands, Inc. 6.950%, due 3/1/33......      60,000       56,944
     Neiman Marcus Group, Inc. 10.375%, due
       10/15/15 (144A)(a).........................       5,000        4,850
     PETCO Animal Supplies, Inc. 10.750%, due
       11/1/11....................................      25,000       27,219
     Windmere Durable Holdings, Inc. 10.000%,
       due 7/31/08................................       1,000          945
                                                               ------------
                                                                    148,286
                                                               ------------
     SAVINGS & LOANS - 0.2%
     Gaz Capital S.A. 8.625%, due 4/28/34
       (144A)(a)..................................      25,000       31,600
                                                               ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Amkor Technologies, Inc. 10.500%, due
       5/1/09.....................................      25,000       21,500
                                                               ------------
     SOFTWARE - 0.0%
     Sungard Data Systems, Inc. 9.125%, due
       8/15/13 (144A)(a)..........................       5,000        5,100
                                                               ------------
     TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 2.9%
     Alamosa Delaware, Inc. 11.000%, due
       7/31/10....................................       7,000        7,788
     AT&T Wireless Services, Inc. 8.750%, due
       3/1/31.....................................      50,000       65,396
     Centennial Cellular Operating Co./Centennial
       Communications Corp. 8.125%, due
       2/1/14.....................................      25,000       26,000
     Insight Midwest LP/Insight Capital, Inc.
       10.500%, due 11/1/10.......................      15,000       15,825
     Intelsat Ltd./Zeus Special 9.250%, due 2/1/15
       (144A)(a)(b)...............................      10,000        6,625
     L-3 Communications Corp. 7.625%, due
       6/15/12....................................      25,000       26,250
     Lucent Technologies, Inc. 6.450%, due
       3/15/29....................................      25,000       21,500
     Nextel Communications, Inc. 6.875%, due
       10/31/13...................................      25,000       26,174
     PanAmSat Corp. 9.000%, due 8/15/14...........      16,000       16,920
     Qwest Services Corp.
      13.500%, due 12/15/10.......................      25,000       28,687
      14.000%, due 12/15/14.......................      25,000       30,406
     Sprint Capital Corp. 8.375%, due 3/15/12.....      50,000       57,762

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - CONTINUED
      Verizon Florida, Inc., Series F 6.125%, due
        1/15/13.................................. $    70,000 $     69,956
                                                              ------------
                                                                   399,289
                                                              ------------
      UTILITIES - 2.5%
      AES Corp. 9.500%, due 6/1/09...............      25,000       27,000
      Appalachian Power Co., Series H 5.950%, due
        5/15/33..................................      50,000       49,070
      Calpine Corp.
       8.750%, due 7/15/07.......................      25,000       15,250
       8.500%, due 7/15/10(a)....................      25,000       17,625
      Duke Energy Corp. 4.200%, due 10/1/08......      50,000       48,882
      Dynegy Holdings, Inc. 9.875%, due 7/15/10
        (144A)(a)................................      25,000       27,000
      El Paso Corp., MTN 7.375%, due 12/15/12....      50,000       50,000
      Entergy Gulf States, Inc. 6.200%, due
        7/1/33...................................      75,000       69,547
      Mirant Americas Generation LLC 9.125%, due
        5/1/31(d)................................      25,000       32,812
                                                              ------------
                                                                   337,186
                                                              ------------
      Total Domestic Bonds & Debt Securities
      (Cost $4,434,565)                                          4,348,016
                                                              ------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 38.6%
      Federal Home Loan Mortgage Corp.
       5.000%, TBA(f)(g).........................   1,000,000      962,188
       6.000%, TBA(f)(g).........................   1,250,000    1,262,500
      Federal National Mortgage Association
       4.000%, TBA(f)(g).........................     500,000      473,906
       5.000%, TBA(f)(g).........................   2,250,000    2,165,625
       6.500%, TBA(f)(g).........................     410,000      420,890
                                                              ------------
      Total U. S. Government Agency Mortgage
      Backed Securities
      (Cost $5,450,217)                                          5,285,109
                                                              ------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 16.7%
      U.S. Treasury Bonds 6.250%, due 5/15/30....     400,000      483,438
      U.S. Treasury Notes
       4.000%, due 3/15/10-2/15/14...............     885,000      864,317
       3.875%, due 5/15/10.......................     300,000      292,758
       5.000%, due 2/15/11.......................     250,000      256,270
       4.250%, due 8/15/13.......................     400,000      392,391
                                                              ------------
      Total U. S. Government & Agency Obligations
      (Cost $2,268,869)                                          2,289,174
                                                              ------------

      FOREIGN BONDS & DEBT SECURITIES - 5.5%
      ARGENTINA - 0.2%
      Republic of Argentina 8.280%, due
        12/31/33.................................      26,651       25,985
                                                              ------------

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       BRAZIL - 1.2%
       Brazilian Government International Bond
         8.000%, due 1/15/18................... $    80,000 $     82,840
       Federal Republic of Brazil 5.250%, due
         4/15/12**.............................      76,472       74,797
                                                            ------------
                                                                 157,637
                                                            ------------
       BULGARIA - 0.2%
       Republic of Bulgaria 8.250%, due 1/15/15      25,000       29,992
                                                            ------------
       CANADA - 0.5%
       Province of Quebec 4.600%, due 5/26/15..      75,000       72,496
                                                            ------------
       COLOMBIA - 0.2%
       Republic of Colombia 8.125%, due
         5/21/24...............................      25,000       26,025
                                                            ------------
       ITALY - 0.4%
       Region of Lombardy 5.804%, due
         10/25/32..............................      50,000       52,999
                                                            ------------
       MEXICO - 1.0%
       United Mexican States, Class A
        5.875%, due 1/15/14....................      25,000       25,463
        8.125%, due 12/30/19...................      25,000       29,962
       United Mexican States, Series A
         6.375%, due 1/16/13...................      80,000       84,000
                                                            ------------
                                                                 139,425
                                                            ------------
       PANAMA - 0.2%
       Republic of Panama 7.250%, due 3/15/15..      25,000       26,375
                                                            ------------
       PERU - 0.3%
       Republic of Peru
        5.000%, due 3/7/17**...................      24,500       23,152
        5.000%, due 3/7/17.....................      20,500       19,757
                                                            ------------
                                                                  42,909
                                                            ------------
       PHILIPPINES - 0.2%
       Republic of the Philippines 9.875%, due
         1/15/19...............................      25,000       27,938
                                                            ------------
       RUSSIA - 0.5%
       Russian Federation 11.000%, due 7/24/18.      50,000       73,233
                                                            ------------
       SOUTH AFRICA - 0.2%
       Republic of South Africa 6.500%, due
         6/2/14................................      25,000       26,781
                                                            ------------
       TURKEY - 0.2%
       Republic of Turkey 9.000%, due 6/30/11..      25,000       28,375
                                                            ------------
       VENEZUELA - 0.2%
       Republic of Venezuela 9.375%, due
         1/13/34...............................      25,000       29,138
                                                            ------------
       Total Foreign Bonds & Debt Securities
       (Cost $750,604)                                           759,308
                                                            ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                      SHARES/PAR     VALUE
    DESCRIPTION                                     AMOUNT      (NOTE 2)
    -----------------------------------------------------------------------

    COMMON STOCKS. - 1.4%
    CONTAINERS & PACKAGING - 0.0%
    Applied Extrusion Technologies, Inc.,
      Class B....................................         260 $      1,950
                                                              ------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
    Liberty Global, Inc., Series A...............         430       10,651
    Liberty Global, Inc., Series C...............         430       10,200
    NTL, Inc.....................................         653       40,042
    Telewest Global, Inc.........................       1,719       39,210
                                                              ------------
                                                                   100,103
                                                              ------------
    WIRELESS TELECOMMUNICATION SERVICES - 0.7%
    American Tower Corp., Class A................       3,753       89,509
                                                              ------------
    Total Common Stocks
    (Cost $114,017)                                                191,562
                                                              ------------

    CONVERTIBLE PREFERRED STOCK - 0.2%
    WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    Alamosa Holdings, Inc., Series B 7.500%, due
      7/31/13 (Cost - $7,125).................... $        25       27,587
                                                              ------------

    WARRANTS. - 0.0%
    CAPITAL MARKETS - 0.0%
    Pillowtex Corp Loan 9, Term B 8.190%, due
      11/15/06(d)................................     250,000            0
    Pillowtex Corp.(c)...........................       1,701           30
    Winsloew Furniture, Inc. (144A)(a)...........         200            2
                                                              ------------
                                                                        32
                                                              ------------
    COMMUNICATIONS EQUIPMENT - 0.0%
    American Tower Corp., Expire 8/1/08
      (144A)(a)..................................          15        5,063
                                                              ------------
    Total Warrants
    (Cost $4,367)                                                    5,095
                                                              ------------

    SHORT-TERM INVESTMENT - 44.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 10/31/05 2.450% to be
      repurchased at $6,069,413 on 11/01/05
      collateralized by $5,605,000 U. S. Treasury
      Bond 5.500% due 08/15/28 with a value of
      $6,190,594 (Cost - $6,069,000).............   6,069,000    6,069,000
                                                              ------------

    TOTAL INVESTMENTS - 138.4%
    (Cost $19,098,764)                                          18,974,851

    Other Assets & Liabilities (net) - (38.4)%                  (5,269,354)
                                                              ------------

    TOTAL NET ASSETS - 100.0%                                 $ 13,705,497
                                                              ============

PORTFOLIO FOOTNOTES:

.. Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities represent 3.45% of net assets.

(b) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon when security steps up.

(c) Illiquid Securities representing in the aggregate 0.00% of net assets

(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(f) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(g) All or a portion of this security is acquired under mortgage dollar roll agreement.

MTN - Medium-Term Note

NIM - Net Interest Margin

Term - Term Loan

The following table summarizes the credit composition of the portfolio holdings of the Salomon Strategic Total Return Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        58.69%
                 AA                                       1.20
                 A                                       10.34
                 BBB                                      9.97
                 BB                                       5.38
                 B                                        9.82
                 Below B                                  2.36
                 Equities/Other                           2.24
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 91.5%
      AEROSPACE & DEFENSE - 0.8%
      Boeing Co. (The).........................      20,300 $   1,312,192
      United Technologies Corp.................      44,500     2,281,960
                                                            -------------
                                                                3,594,152
                                                            -------------
      AUTO COMPONENTS - 0.5%
      Compagnie Generale des Etablissements
        Michelin, Class B(a)(b)................      37,053     2,001,217
      Gentex Corp.(a)..........................       3,600        67,752
                                                            -------------
                                                                2,068,969
                                                            -------------
      AUTOMOBILES - 0.2%
      Coachmen Industries, Inc.................       1,900        22,629
      Fleetwood Enterprises, Inc.*(a)..........      67,100       741,455
      Monaco Coach Corp.(a)....................      16,225       199,081
                                                            -------------
                                                                  963,165
                                                            -------------
      BANKS - 2.1%
      Bank of America Corp.....................     100,200     4,382,748
      Boston Private Financial Holdings, Inc...       2,300        66,585
      Unibanco-Uniao de Bancos Brasileiros
        S.A., (GDR)(a).........................      45,000     2,353,500
      Wachovia Corp............................      50,100     2,531,052
                                                            -------------
                                                                9,333,885
                                                            -------------
      BEVERAGES - 2.5%
      Coca-Cola Co. (The)......................     185,500     7,935,690
      Coca-Cola Enterprises, Inc...............     167,100     3,158,190
                                                            -------------
                                                               11,093,880
                                                            -------------
      BIOTECHNOLOGY - 4.2%
      Biogen Idec, Inc.*.......................      99,000     4,022,370
      Cephalon, Inc.*(a).......................      39,400     1,796,246
      Charles River Laboratories International,
        Inc.*..................................     111,300     4,870,488
      Gilead Sciences, Inc.*...................      74,100     3,501,225
      MedImmune, Inc.*.........................     130,000     4,547,400
      Onyx Pharmaceuticals, Inc.*(a)...........      13,200       339,108
                                                            -------------
                                                               19,076,837
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 3.9%
      ADC Telecommunications, Inc.*(a).........       9,300       162,285
      Alcatel S.A., (ADR)*(a)..................     254,400     2,986,656
      CIENA Corp.*(a)..........................   3,354,300     7,949,691
      Corning, Inc.*...........................      16,900       339,521
      Finisar Corp.*(a)........................   1,729,203     2,611,096
      Juniper Networks, Inc.*..................      52,000     1,213,160
      NMS Communications Corp.*(a).............     172,402       603,407
      Nokia OYJ, (ADR).........................      37,100       621,991
      Sonus Networks, Inc.*(a).................     185,600       809,216
      Sycamore Networks, Inc.*.................      82,500       320,925
                                                            -------------
                                                               17,617,948
                                                            -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          -----------------------------------------------------------

          COMPUTERS, PERIPHERALS & SERVICES - 1.2%
          ATI Technologies, Inc.*..........      35,700 $     514,387
          ATI Technologies, Inc., (ADR)*(a)     247,400     3,574,930
          Dell, Inc.*......................      37,395     1,192,153
          Seagate Technology*..............       1,600        22,768
                                                        -------------
                                                            5,304,238
                                                        -------------
          CONSTRUCTION & MATERIALS - 0.7%
          Foster Wheeler, Ltd.*............      51,000     1,442,280
          Jacobs Engineering Group, Inc.*..      24,200     1,542,750
                                                        -------------
                                                            2,985,030
                                                        -------------
          ENERGY EQUIPMENT & SERVICES - 2.2%
          American Power Conversion Corp...      17,837       381,533
          Halliburton Co...................      76,100     4,497,510
          TXU Corp.........................      48,300     4,866,225
                                                        -------------
                                                            9,745,268
                                                        -------------
          FINANCIALS - DIVERSIFIED - 4.5%
          Fannie Mae.......................      66,900     3,179,088
          Freddie Mac......................      57,900     3,552,165
          Morgan Stanley...................      16,900       919,529
          SLM Corp.........................     226,450    12,574,769
                                                        -------------
                                                           20,225,551
                                                        -------------
          FOOD PRODUCTS - 1.7%
          Campbell Soup Co.................      30,800       896,280
          Corn Products International, Inc.      44,600     1,061,926
          Hormel Foods Corp................      37,810     1,202,358
          Nestle S.A.(b)...................       7,421     2,208,031
          Nestle S.A., (ADR)(a)............      29,700     2,211,907
                                                        -------------
                                                            7,580,502
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
          Alcon, Inc.......................      11,100     1,475,190
          BioLase Technology, Inc.(a)......      17,746       118,543
          C.R. Bard, Inc...................      27,400     1,709,212
          Guidant Corp.....................      27,200     1,713,600
          Nobel Biocare Holding AG(b)......      11,133     2,565,635
          Phonak Holding AG(a)(b)..........      28,348     1,181,579
          Straumann Holding AG(a)(b).......       8,903     2,074,545
                                                        -------------
                                                           10,838,304
                                                        -------------
          HEALTH CARE PROVIDERS & SERVICES - 6.9%
          Aetna, Inc.......................      77,900     6,898,824
          Humana, Inc.*....................     137,400     6,099,186
          PacifiCare Health Systems, Inc.*.      57,600     4,743,936
          UnitedHealth Group, Inc..........     219,700    12,718,433
          WebMD Health Corp., Class A*(a)..      17,700       462,324
                                                        -------------
                                                           30,922,703
                                                        -------------
          HOTELS, RESTAURANTS & LEISURE - 0.7%
          Dominos Pizza, Inc.(a)...........      62,400     1,492,608
          WMS Industries, Inc.*(a).........      71,400     1,794,282
                                                        -------------
                                                            3,286,890
                                                        -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                   SHARES      (NOTE 2)
     ---------------------------------------------------------------------

     HOUSEHOLD DURABLES - 0.1%
     Garmin, Ltd.(a)............................       9,000 $     516,870
                                                             -------------
     HOUSEHOLD PRODUCTS - 1.2%
     Colgate-Palmolive Co.......................      39,000     2,065,440
     Procter & Gamble Co. (The).................      61,065     3,419,029
                                                             -------------
                                                                 5,484,469
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 4.3%
     General Electric Co........................     458,500    15,547,735
     Honeywell International, Inc...............     107,900     3,690,180
                                                             -------------
                                                                19,237,915
                                                             -------------
     INSURANCE - 10.5%
     ACE, Ltd...................................      83,200     4,334,720
     AFLAC, Inc.................................      91,500     4,371,870
     Ambac Financial Group, Inc.................      43,400     3,076,626
     American International Group, Inc..........     527,050    34,152,840
     St. Paul Travelers Cos., Inc...............      25,300     1,139,259
                                                             -------------
                                                                47,075,315
                                                             -------------
     INTERNET SOFTWARE & SERVICES - 1.4%
     eBay, Inc.*................................      66,770     2,644,092
     NetRatings, Inc.*(a).......................      26,610       395,957
     Yahoo!, Inc.*..............................      87,100     3,220,087
                                                             -------------
                                                                 6,260,136
                                                             -------------
     IT CONSULTING & SERVICES - 0.0%
     NAVTEQ Corp.*..............................       3,700       144,744
                                                             -------------
     LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Brunswick Corp.............................         100         3,813
     MarineMax, Inc.*(a)........................       1,828        45,152
     Marvel Entertainment, Inc.*(a).............      55,000       968,000
                                                             -------------
                                                                 1,016,965
                                                             -------------
     MEDIA - 3.8%
     Clear Channel Communications, Inc..........      62,200     1,892,124
     Cumulus Media, Inc., Class A*(a)...........      21,018       255,579
     DreamWorks Animation SKG, Inc.,
       Class A*.................................      52,800     1,353,792
     Entercom Communications Corp.*.............      19,850       573,069
     GameLoft*(b)...............................     148,415       982,307
     Getty Images, Inc.*(a).....................       4,500       373,545
     Lamar Advertising Co., Class A*............      32,658     1,457,200
     News Corp., Class A........................     259,600     3,699,300
     Omnicom Group, Inc.........................       7,100       589,016
     Pixar*.....................................      53,500     2,714,055
     Univision Communications, Inc.,
       Class A*.................................     113,276     2,961,035
     XM Satellite Radio Holdings, Inc., Class A*       5,500       158,565
                                                             -------------
                                                                17,009,587
                                                             -------------
     METALS & MINING - 1.7%
     Alamos Gold, Inc.*.........................      96,000       371,030
     Apex Silver Mines Ltd.*(a).................      22,500       344,700

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - CONTINUED
        Glamis Gold Ltd.*(a).................      74,500 $   1,580,890
        IAMGOLD Corp.........................     112,400       776,421
        Newmont Mining Corp..................      55,660     2,371,116
        Placer Dome, Inc.(a).................      22,200       442,890
        Placer Dome, Inc., (ADR).............      85,400     1,688,674
                                                          -------------
                                                              7,575,721
                                                          -------------
        OIL & GAS - 2.6%
        BP Plc, (ADR)........................      10,000       664,000
        Giant Industries, Inc.*(a)...........      49,100     2,808,029
        Tesoro Corp..........................      57,500     3,516,125
        Valero Energy Corp...................      44,500     4,683,180
                                                          -------------
                                                             11,671,334
                                                          -------------
        PHARMACEUTICALS - 9.4%
        Johnson & Johnson....................     159,300     9,975,366
        Novartis AG, (ADR)...................      92,900     4,999,878
        Roche Holding AG(a)(b)...............      68,675    10,255,934
        Sepracor, Inc.*......................      79,200     4,455,000
        Teva Pharmaceutical Industries, Ltd.,
          (ADR)(a)...........................      63,100     2,405,372
        Wyeth................................     231,800    10,329,008
                                                          -------------
                                                             42,420,558
                                                          -------------
        MULTILINE RETAIL - 0.7%
        Wal-Mart Stores, Inc.................      70,400     3,330,624
                                                          -------------
        RETAIL - SPECIALTY - 2.7%
        Game Group Plc(b)....................   1,031,146     1,564,116
        GameStop Corp., Class A*(a)..........     211,415     7,501,014
        Staples, Inc.........................     133,900     3,043,547
                                                          -------------
                                                             12,108,677
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.7%
        Analog Devices, Inc..................      18,400       639,952
        Applied Micro Circuits Corp.*........     582,600     1,421,544
        ASML Holding NV, NY Registered
          Shares*(a).........................      93,100     1,580,838
        Broadcom Corp., Class A*.............      11,100       471,306
        Intel Corp...........................         800        18,800
        Linear Technology Corp...............      31,500     1,046,115
        Maxim Integrated Products, Inc.......      14,800       513,264
        PMC-Sierra, Inc.*(a).................     275,800     1,958,180
        Teradyne, Inc.*......................     215,300     2,915,162
        United Microelectronics Corp., (ADR).      18,763        54,788
        Xilinx, Inc..........................      55,666     1,333,201
                                                          -------------
                                                             11,953,150
                                                          -------------
        SOFTWARE - 9.6%
        Activision, Inc.*....................     271,849     4,287,064
        Cadence Design Systems, Inc.*........     126,100     2,015,078
        Microsoft Corp.......................   1,221,123    31,382,861
        NDS Group Plc, (ADR)*................      20,000       732,000
        Oracle Corp.*........................       3,700        46,916

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SOFTWARE - CONTINUED
    Take-Two Interactive Software, Inc.*(a)....       83,100 $   1,716,015
    THQ, Inc.*(a)..............................      130,753     3,030,855
                                                             -------------
                                                                43,210,789
                                                             -------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
    SBC Communications, Inc....................      189,700     4,524,345
    Verizon Communications, Inc................      207,700     6,544,627
                                                             -------------
                                                                11,068,972
                                                             -------------
    TOBACCO - 3.6%
    Altria Group, Inc..........................      208,100    15,617,905
    UST, Inc...................................       11,200       463,568
                                                             -------------
                                                                16,081,473
                                                             -------------
    Total Common Stocks
    (Cost $396,323,992)                                        410,804,621
                                                             -------------

    CONVERTIBLE BOND & NOTE - 0.5%
    TELECOMMUNICATIONS - 0.5%
    CIENA Corp. 3.750%, due 2/1/08
      (Cost - $2,387,345)...................... $  2,550,000     2,330,062
                                                             -------------

    SHORT-TERM INVESTMENTS - 17.8%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      10/31/05 at 2.45% to be repurchased
      at $35,760,434 on 11/01/05
      collateralized by $33,655,000 U.S.
      Treasury Bond 5.250% due 11/15/28
      with a value of $36,475,222..............   35,758,000    35,758,000
    State Street Navigator Securities Trust
      Prime Portfolio(c).......................   43,982,109    43,982,109
                                                             -------------
    Total Short-Term Investments
    (Cost $79,740,109)                                          79,740,109
                                                             -------------

    TOTAL INVESTMENTS - 109.8%
    (Cost $478,451,446)                                        492,874,792

    Other Assets and Liabilities (net) - (9.8)%                (43,827,127)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 449,047,665
                                                             =============

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions. (Note 6)

ADR - American Depositary Receipt

GDR - Global Depository Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 51.4%
      AEROSPACE & DEFENSE - 0.8%
      Northrop Grumman Corp.
       4.079%, due 11/16/06................... $  1,600,000 $   1,587,595
       7.125%, due 2/15/11....................      500,000       546,557
                                                            -------------
                                                                2,134,152
                                                            -------------
      ASSET-BACKED SECURITIES - 2.8%
      Bank One Issuance Trust, Series 2003,
        Class A3 4.080%, due 12/15/10^........    2,000,000     2,006,287
      California Infrastructure PG&E-1, Series
        1997-1, Class A7 6.420%, due
        9/25/08...............................      592,232       597,864
      Capital One Multi-Asset Execution Trust,
        Series 2003-A7 4.150%, due
        9/15/11^..............................    1,000,000     1,005,753
      Chase Funding Mortgage Loan Asset-
        Backed Certificates, Series 2002-2,
        Class 1A5 5.833%, due 4/25/32.........    1,100,000     1,111,119
      Chase Issuance Trust, Series 2005-A4,
        Class A4 4.230%, due 1/15/13..........      850,000       834,886
      Discover Card Master Trust I, Series
        1996-3, Class A 6.050%, due
        8/18/08...............................    2,000,000     2,010,007
                                                            -------------
                                                                7,565,916
                                                            -------------
      AUTOMOBLIES - 0.7%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 1/15/12.............    1,800,000     1,929,897
      Ford Motor Co. 7.450%, due 7/16/31......      100,000        74,000
                                                            -------------
                                                                2,003,897
                                                            -------------
      BANKS - 5.6%
      ABN AMRO Bank NV 3.840%, due
        5/11/07^..............................    2,290,000     2,294,037
      Bank of America Corp. 5.375%, due
        6/15/14...............................    1,500,000     1,520,976
      HSBC Bank USA 5.875%, due 11/1/34.......    1,200,000     1,191,731
      Huntington National Bank 4.650%, due
        6/30/09...............................    1,000,000       990,210
      Rabobank Capital Funding Trust III
        5.254%, due 12/31/49
        (144A)^(a)............................      500,000       483,407
      RBS Capital Trust I 4.709%, due
        12/29/49^.............................      800,000       752,989
      Royal Bank of Scotland Group Plc
        5.050%, due 1/8/15....................    1,100,000     1,082,919
      U.S. Bank North America
       2.870%, due 2/1/07.....................    2,000,000     1,953,670
       4.950%, due 10/30/14...................    1,100,000     1,083,140
      Wachovia Bank North America,
        Series BKNT
       4.800%, due 11/1/14....................      700,000       676,913
       4.090%, due 11/3/14^...................    2,000,000     2,020,580

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BANKS - CONTINUED
      Washington Mutual Bank FA., Series Unit
        5.125%, due 1/15/15.................... $  1,300,000 $   1,262,778
                                                             -------------
                                                                15,313,350
                                                             -------------
      BEVERAGES - 1.0%
      Bottling Group LLC 4.625%, due
        11/15/12...............................    1,000,000       979,327
      PepsiAmericas, Inc. 4.875%, due
        1/15/15................................    1,800,000     1,753,245
                                                             -------------
                                                                 2,732,572
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 7.5%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ 4.870%,
        due 12/10/42...........................    4,250,000     4,096,033
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 6/10/44....................    3,100,000     3,060,571
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5, Class
        AJ 4.889%, due 11/15/37................    2,000,000     1,927,986
      General Motors Acceptance Corporation
        Commercial Mortgage Securities, Inc.,
        Series 2004-C2, Class A3 5.134%, due
        8/10/38................................    3,000,000     2,979,725
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ4.922%, due
         1/15/42...............................    4,000,000     3,865,424
       Series 2005-LDP3, Class A4B4.996%,
         due 8/15/42...........................      950,000       922,896
       Series 2005-LDP4, Class AM4.999%,
         due 10/15/42..........................    1,050,000     1,019,894
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ 4.806%, due
        2/15/40................................    2,700,000     2,589,181
                                                             -------------
                                                                20,461,710
                                                             -------------
      FINANCIALS - DIVERSIFIED - 11.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 8/1/08 (144A)(a)...........    1,400,000     1,432,914
      American General Finance Corp. 3.875%,
        due 10/1/09............................    2,500,000     2,390,597
      Capital One Bank 5.000%, due
        6/15/09................................    1,700,000     1,689,676
      Capital One Financial Corp. 5.500%, due
        6/1/15.................................      700,000       686,454
      Caterpillar Financial Services 4.700%,
        due 3/15/12............................    2,200,000     2,161,971
      Countrywide Financial Corp., Series A
        4.500%, due 6/15/10....................    1,500,000     1,452,397

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIALS - DIVERSIFIED - CONTINUED
      Countrywide Home Loans, Inc., Series L
        4.000%, due 3/22/11................... $  1,780,000 $   1,672,378
      Credit Suisse First Boston USA, Inc.
       3.875%, due 1/15/09....................    2,000,000     1,934,530
       6.125%, due 11/15/11...................      700,000       734,100
      Ford Motor Credit Co.
       6.875%, due 2/1/06.....................    2,000,000     1,999,094
       6.500%, due 1/25/07....................    1,200,000     1,186,103
       5.700%, due 1/15/10....................      300,000       270,209
      Glencore Funding LLC 6.000%, due
        4/15/14 (144A)(a).....................      900,000       830,352
      Goldman Sachs Group, Inc. 5.250%, due
        10/15/13..............................    2,300,000     2,278,276
      HSBC Finance Corp. 6.375%, due
        10/15/11..............................    3,400,000     3,596,170
      JPMorgan Chase & Co. 5.250%, due
        5/1/15................................    1,100,000     1,090,279
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 3/13/14...................    1,700,000     1,647,278
      Merrill Lynch & Co., Inc., Series C
       4.125%, due 9/10/09....................    1,000,000       967,882
       4.250%, due 2/8/10.....................    1,000,000       968,820
       5.000%, due 1/15/15....................    1,000,000       976,376
      Morgan Stanley 5.050%, due 1/21/11......    1,600,000     1,587,830
                                                            -------------
                                                               31,553,686
                                                            -------------
      FOOD PRODUCTS - 1.7%
      Delhaize America, Inc. 9.000%, due
        4/15/31...............................      500,000       562,092
      Fred Meyer, Inc. 7.450%, due 3/1/08.....    2,000,000     2,093,464
      Safeway, Inc. 6.500%, due 3/1/11........    1,900,000     1,954,038
                                                            -------------
                                                                4,609,594
                                                            -------------
      HEALTHCARE-SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 8/1/12......    1,100,000     1,199,070
                                                            -------------
      HOME BUILDERS - 0.3%
      D.R. Horton, Inc. 5.250%, due
        2/15/15...............................      900,000       826,378
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 2.1%
      General Electric Co. 5.000%, due
        2/1/13................................    3,500,000     3,475,745
      Tyco International Group S.A. 6.125%,
        due 11/1/08...........................    2,300,000     2,372,701
                                                            -------------
                                                                5,848,446
                                                            -------------
      INSURANCE - 1.4%
      Berkshire Hathaway Finance Corp.
       3.850%, due 5/16/08^...................      500,000       500,284
       4.750%, due 5/15/12....................    1,000,000       981,474
      GE Global Insurance Holding Corp.
        7.000%, due 2/15/26...................      500,000       505,136

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
       MassMutual Global Funding II 2.550%,
         due 7/15/08 (144A)(a)............... $  1,800,000 $   1,693,867
                                                           -------------
                                                               3,680,761
                                                           -------------
       MEDIA - 3.4%
       Clear Channel Communications, Inc.
         4.400%, due 5/15/11.................      500,000       461,858
       Comcast Cable Communications, Inc.
         8.500%, due 5/1/27..................    1,000,000     1,233,915
       COX Communications, Inc. 7.125%, due
         10/1/12.............................    2,300,000     2,466,939
       Liberty Media Corp. 5.370%, due
         9/17/06^............................    1,055,000     1,063,545
       Time Warner, Inc. 6.150%, due
         5/1/07..............................    4,000,000     4,070,564
                                                           -------------
                                                               9,296,821
                                                           -------------
       OIL & GAS - 2.4%
       Anadarko Finance Co., Series B 6.750%,
         due 5/1/11..........................      800,000       860,780
       Consolidated Natural Gas Co., Series A
         5.000%, due 12/1/14.................      500,000       484,937
       Cooper Cameron Corp. 2.650%, due
         4/15/07.............................      500,000       482,527
       Devon Financing Corp. ULC 6.875%, due
         9/30/11.............................    1,300,000     1,409,365
       Duke Capital LLC 4.331%, due
         11/16/06............................    1,000,000       992,409
       Kinder Morgan Energy Partners LP
         5.125%, due 11/15/14................      500,000       485,915
       Phelps Dodge Corp. 8.750%, due
         6/1/11..............................      800,000       923,452
       PSEG Energy Holdings LLC 8.625%, due
         2/15/08.............................      800,000       834,000
                                                           -------------
                                                               6,473,385
                                                           -------------
       FOREST PRODUCTS & PAPER - 0.2%
       International Paper Co. 5.300%, due
         4/1/15..............................      600,000       568,650
                                                           -------------
       PHARMACEUTICALS - 1.0%
       Wyeth 5.500%, due 2/1/14..............    2,600,000     2,622,904
                                                           -------------
       REAL ESTATE - 1.5%
       AvalonBay Communities, Inc. 4.950%,
         due 3/15/13.........................      200,000       194,920
       Colonial Realty LP 4.750%, due
         2/1/10..............................      700,000       679,590
       HRPT Properties Trust, (REIT) 6.250%,
         due 8/15/16.........................      700,000       721,503
       iStar Financial, Inc. 6.000%, due
         12/15/10............................    1,130,000     1,144,375

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Kimco Realty Corp., Series C 3.893%, due
        8/1/06**.............................. $    300,000 $     300,437
      Simon Property Group LP, (REIT)
       4.600%, due 6/15/10....................      500,000       488,796
       5.100%, due 6/15/15....................      500,000       481,538
                                                            -------------
                                                                4,011,159
                                                            -------------
      SOFTWARE - 0.7%
      Computer Associates International, Inc.
        4.750%, due 12/1/09 (144A)(a).........    1,900,000     1,846,808
                                                            -------------
      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance
        BV 8.750%/ 8.250%, due
        6/15/30(b)............................    1,100,000     1,368,013
      SBC Communications, Inc. 6.450%, due
        6/15/34...............................    1,000,000     1,017,013
      Sprint Capital Corp.
       6.125%, due 11/15/08...................    1,830,000     1,885,994
       8.375%, due 3/15/12....................      200,000       231,049
      Telecom Italia Capital S.A. 4.000%, due
        1/15/10...............................    1,000,000       951,485
                                                            -------------
                                                                5,453,554
                                                            -------------
      TOBACCO - 0.7%
      Altria Group, Inc. 5.625%, due
        11/4/08...............................    2,000,000     2,029,800
                                                            -------------
      UTILITIES - 3.7%
      Dominion Resources, Inc., Series F
        5.250%, due 8/1/33....................    1,000,000       975,069
      Pepco Holdings, Inc. 5.500%, due
        8/15/07...............................    3,000,000     3,026,010
      Southern California Gas Co., Series II
        4.375%, due 1/15/11...................      900,000       875,587
      SP PowerAssets, Ltd. 5.000%, due
        10/22/13 (144A)(a)....................    2,000,000     1,989,714
      TransAlta Corp. 5.750%, due
        12/15/13..............................    1,000,000     1,009,346
      Xcel Energy, Inc. 3.400%, due 7/1/08....    2,300,000     2,210,141
                                                            -------------
                                                               10,085,867
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $142,793,292)                                     140,318,480
                                                            -------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.0%
      Federal Home Loan Mortgage Corp.
        2.9000%/ 7.000%, due 2/27/19(c).......    1,500,000     1,491,102
      Federal National Mortgage Association
       1.750%, due 6/16/06....................    3,100,000     3,049,473
       2.000%/ 4.000% due 2/9/07(c)...........    3,450,000     3,425,470
       6.000%, due 5/15/11....................    4,900,000     5,177,948
      U.S. Treasury Bonds 5.250%, due
        2/15/29...............................      100,000       106,121

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Notes
       2.875%, due 11/30/06.................... $ 13,000,000 $  12,798,916
       2.750%, due 8/15/07.....................    4,000,000     3,889,376
       4.000%, due 8/31/07.....................   16,000,000    15,895,008
       5.625%, due 5/15/08.....................   24,000,000    24,704,064
       4.125%, due 8/15/08-5/15/15.............   39,975,000    39,502,429
       3.875%, due 5/15/10.....................      400,000       390,344
       4.250%, due 10/15/10-8/15/15............    3,700,000     3,616,201
      U.S. Treasury Strips 4.250%, due
        11/15/09(d)............................    1,000,000       833,761
                                                             -------------
      Total U. S. Government & Agency Obligations
      (Cost $117,546,489)                                      114,880,213
                                                             -------------

      WARRANT - 0.0%
      COMMUNICATIONS EQUIPMENT - 0.0%
      Loral Space & Communications expires
        1/15/07*(e)
        (Cost - $105)..........................          150             1
                                                             -------------

      SHORT-TERM INVESTMENT - 5.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 10/31/05 at 2.450%
        to be repurchased at $15,136,030 on
        11/01/05 collateralized by
        $14,245,000 U.S. Treasury Bond
        5.250% due 11/15/28 with a value of
        $15,438,702 (Cost - $15,135,000).......   15,135,000    15,135,000
                                                             -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $275,474,886)                                      270,333,694

      Other Assets and Liabilities (net) - 1.1%                  2,948,750
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 273,282,444
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent 3.03% of net assets.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(c) Security is a "Step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Zero Coupon Bond - interest rate represents current yield to maturity.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

AIG - American International Guaranty

REIT - Real Estate Investment Trust

The following table summarizes the credit composition of the portfolio holdings of the Travelers Managed Income Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        58.60%
                 AA                                       3.79
                 A                                       17.07
                 BBB                                     17.87
                 BB                                       2.67
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 98.5%
         AEROSPACE & DEFENSE - 2.9%
         Precision Castparts Corp.............     10,746 $    508,930
         United Technologies Corp.............     30,170    1,547,118
                                                          ------------
                                                             2,056,048
                                                          ------------
         AIR FREIGHT & LOGISTICS - 0.5%
         FedEx Corp...........................      3,750      344,738
                                                          ------------
         BANKS - 1.1%
         Bank of America Corp.................     17,975      786,226
                                                          ------------
         BEVERAGES - 3.3%
         Brown-Forman Corp., Class B..........     13,310      843,056
         Constellation Brands, Inc., Class A
           Shares*............................      4,600      108,284
         Pepsi Bottling Group, Inc............      8,280      235,400
         PepsiCo, Inc.........................     18,810    1,111,295
                                                          ------------
                                                             2,298,035
                                                          ------------
         BIOTECHNOLOGY - 6.6%
         Amgen, Inc.*.........................     25,750    1,950,820
         Celgene Corp.*(a)....................     22,970    1,288,617
         Gilead Sciences, Inc.*...............     24,560    1,160,460
         MedImmune, Inc.*.....................      7,130      249,407
                                                          ------------
                                                             4,649,304
                                                          ------------
         CHEMICALS - 0.3%
         Dow Chemical Co......................      4,730      216,918
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.2%
         Acco Brands Corp.*...................      1,084       26,352
         Automatic Data Processing, Inc.......     13,970      651,840
         Brink's Co.(a).......................      7,590      298,060
         Career Education Corp.*(a)...........     10,158      361,523
         Fair Isaac Corp.(a)..................      6,880      287,309
         First Data Corp......................      7,000      283,150
         Fiserv, Inc.*........................      7,890      344,635
                                                          ------------
                                                             2,252,869
                                                          ------------
         COMMUNICATIONS EQUIPMENT - 5.8%
         ADTRAN, Inc.(a)......................     23,570      712,992
         Cisco Systems, Inc.*.................     18,190      317,415
         Comverse Technology, Inc.*...........     12,532      314,553
         Corning, Inc.*.......................     57,230    1,149,751
         Harris Corp..........................      5,720      235,092
         Motorola, Inc........................     38,850      860,916
         QUALCOMM, Inc........................      6,610      262,814
         Scientific-Atlanta, Inc..............      7,490      265,446
                                                          ------------
                                                             4,118,979
                                                          ------------
         COMPUTERS, PERIPHERALS & SERVICES - 5.4%
         Apple Computer, Inc.*................     13,370      769,978
         Dell, Inc.*..........................     57,637    1,837,468
         EMC Corp.*...........................     58,270      813,449
         SanDisk Corp.*.......................      6,690      393,974
                                                          ------------
                                                             3,814,869
                                                          ------------

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 3.6%
         AMETEK, Inc..........................     11,340 $    461,878
         Avnet, Inc.*.........................     11,480      264,614
         Baker Hughes, Inc....................      7,790      428,138
         Broadcom Corp., Class A Shares*......      8,280      351,569
         Mettler-Toledo International, Inc.*..      5,820      300,312
         Patterson-UTI Energy, Inc............      9,560      326,283
         TXU Corp.............................      4,130      416,098
                                                          ------------
                                                             2,548,892
                                                          ------------
         FINANCIALS - DIVERSIFIED - 4.1%
         American Express Co..................     20,197    1,005,205
         Ameriprise Financial, Inc............      4,039      150,332
         Capital One Financial Corp...........      6,710      512,308
         IndyMac Bancorp, Inc.(a).............      4,240      158,279
         Merrill Lynch & Co., Inc.............     16,270    1,053,320
                                                          ------------
                                                             2,879,444
                                                          ------------
         FOOD & DRUG RETAILING - 3.2%
         7-Eleven, Inc.*......................      3,800      142,158
         CVS Corp.............................     50,490    1,232,461
         Hershey Co...........................      9,531      541,647
         Wm. Wrigley Jr. Co...................      5,244      364,458
                                                          ------------
                                                             2,280,724
                                                          ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
         Lumenis Ltd.*(a).....................        580        1,160
         St. Jude Medical, Inc.*..............     13,480      647,984
                                                          ------------
                                                               649,144
                                                          ------------
         HEALTH CARE PROVIDERS & SERVICES - 9.7%
         Aetna, Inc...........................     11,094      982,485
         Caremark Rx, Inc.*...................     10,350      542,340
         Coventry Health Care, Inc.*..........     16,748      904,198
         Express Scripts, Inc.*...............      4,720      355,935
         Laboratory Corp. of America Holdings*      6,510      314,107
         PacifiCare Health Systems, Inc.*.....      9,760      803,834
         Quest Diagnostics, Inc...............      6,210      290,069
         UnitedHealth Group, Inc..............     33,690    1,950,314
         WellPoint, Inc.*.....................      9,144      682,874
                                                          ------------
                                                             6,826,156
                                                          ------------
         HOTELS, RESTAURANTS & LEISURE - 2.8%
         Marriott International, Inc., Class A
           Shares.............................     10,450      623,029
         Penn National Gaming, Inc.*(a).......      9,660      285,453
         Starwood Hotels & Resorts Worldwide,
           Inc................................     11,445      668,731
         Yum! Brands, Inc.....................      7,200      366,264
                                                          ------------
                                                             1,943,477
                                                          ------------
         HOUSEHOLD DURABLES - 0.4%
         Black & Decker Corp..................      3,550      291,562
                                                          ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         HOUSEHOLD PRODUCTS - 3.6%
         Church & Dwight Co., Inc.............      5,630 $    197,332
         Procter & Gamble Co..................     41,380    2,316,866
                                                          ------------
                                                             2,514,198
                                                          ------------
         INDUSTRIAL - DIVERSIFIED - 4.7%
         General Electric Co..................     64,090    2,173,292
         Rockwell Automation, Inc.............      8,090      429,983
         Tyco International, Ltd..............     27,410      723,350
                                                          ------------
                                                             3,326,625
                                                          ------------
         INSURANCE - 0.4%
         Unitrin, Inc.........................      6,310      290,260
                                                          ------------
         INTERNET SOFTWARE & SERVICES - 3.2%
         eBay, Inc.*..........................      9,760      386,496
         Google, Inc., Class A*...............        730      271,662
         McAfee, Inc.*........................     11,540      346,546
         Yahoo!, Inc.*........................     33,130    1,224,816
                                                          ------------
                                                             2,229,520
                                                          ------------
         IT CONSULTING & SERVICES - 0.5%
         Cognizant Technology Solutions Corp.,
           Class A Shares*....................      7,200      316,656
                                                          ------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp.......................      6,110      232,974
                                                          ------------
         MACHINERY - 3.4%
         Caterpillar, Inc.....................      7,400      389,166
         Cummins, Inc.........................      2,960      252,695
         Danaher Corp.........................     12,230      637,183
         Deere & Co...........................      5,028      305,099
         Ingersoll-Rand Co., Ltd., Class A....      7,300      275,867
         ITT Industries, Inc..................      2,960      300,736
         Oshkosh Truck Corp...................      5,520      240,451
                                                          ------------
                                                             2,401,197
                                                          ------------
         MEDIA - 0.9%
         News Corp., Ltd., (The), Class A.....     32,440      462,270
         Walt Disney Co. (The)................      7,300      177,901
                                                          ------------
                                                               640,171
                                                          ------------
         METALS & MINING - 1.0%
         Allegheny Technologies, Inc..........     15,190      436,105
         Freeport-McMoRan Copper & Gold, Inc.,
           Class B(a).........................      5,620      277,740
                                                          ------------
                                                               713,845
                                                          ------------
         OIL & GAS - 2.0%
         Chesapeake Energy Corp...............      8,580      275,418
         ConocoPhillips.......................      4,140      270,673
         Exxon Mobil Corp.....................      3,609      202,609
         Newfield Exploration Co.*............      5,230      237,076
         Sunoco, Inc..........................      2,970      221,265
         Total SA, (ADR)(a)...................      1,770      223,056
                                                          ------------
                                                             1,430,097
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ---------------------------------------------------------------

        PERSONAL PRODUCTS - 0.1%
        Avon Products, Inc.....................      3,180 $     85,828
                                                           ------------
        PHARMACEUTICALS - 6.1%
        Allergan, Inc..........................      4,830      431,319
        Forest Laboratories, Inc.*.............      8,180      310,104
        Johnson & Johnson......................     36,089    2,259,893
        Medco Health Solutions, Inc.*..........      7,790      440,135
        Wyeth..................................     19,620      874,267
                                                           ------------
                                                              4,315,718
                                                           ------------
        RETAIL - SPECIALITY - 7.7%
        Abercrombie & Fitch Co., Class A.......     16,960      881,750
        American Eagle Outfitters, Inc.........     39,590      932,345
        Bebe Stores, Inc.(a)...................     13,800      195,132
        Chico's FAS, Inc.*.....................      1,800       71,172
        Claire's Stores, Inc...................     11,040      287,592
        Coach, Inc.*...........................     11,440      368,139
        Home Depot, Inc. (The).................      7,848      322,082
        Nordstrom, Inc.........................     15,480      536,382
        O'Reilly Automotive, Inc.*(a)..........      7,490      211,218
        Pacific Sunwear of California, Inc.*(a)      9,170      229,433
        Reebok International, Ltd..............      5,361      305,845
        Target Corp............................     19,130    1,065,350
                                                           ------------
                                                              5,406,440
                                                           ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.9%
        Applied Materials, Inc.................     34,841      570,696
        Intel Corp.............................     64,980    1,527,030
        NVIDIA Corp.*(a).......................     17,400      583,770
        Texas Instruments, Inc.................     26,670      761,428
                                                           ------------
                                                              3,442,924
                                                           ------------
        SOFTWARE - 5.9%
        Activision, Inc.*......................     18,667      294,373
        Adobe Systems, Inc.....................     27,710      893,648
        Autodesk, Inc..........................      8,780      396,242
        Cadence Design Systems, Inc.*..........     17,950      286,841
        Microsoft Corp.........................     65,280    1,677,696
        SAP AG, (ADR)(b).......................     14,495      622,415
                                                           ------------
                                                              4,171,215
                                                           ------------
        Total Common Stocks
        (Cost $62,067,521)                                   69,475,053
                                                           ------------

        WARRANT - 0.0%
        Lucent Technologies, Inc. 0/0/0*
          (Cost - $0)..........................      1,831        1,263
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
                                                  SHARES/PAR    VALUE
      SECURITY DESCRIPTION                          AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 5.6%
      Federal Home Loan Bank Discount Notes
        3.72%, due 11/1/05(c).................... $1,195,000 $ 1,195,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  2,736,135   2,736,135
                                                             -----------
      Total Short-Term Investments
      (Cost $3,931,135)                                        3,931,135
                                                             -----------

      TOTAL INVESTMENTS - 104.1%
      (Cost $65,998,656)                                      73,407,451

      Other Assets and Liabilities (net) - (4.1)%             (2,870,708)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $70,536,743
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. (Note 6)

(c) Zero Coupon Bond - interest rate represents current yield to maturity.

ADR - American Depositary Receipt

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2005


                                                                                                   AIM Capital        MFS
                                                                                                   Appreciation   Total Return
                                                                                                    Portfolio      Portfolio
                                                                                                   ------------  --------------
ASSETS
   Investments, at value (Note 2)*                                                                 $252,414,533  $1,455,395,791
   Repurchase Agreement                                                                               3,898,000              --
   Cash                                                                                                     771          52,098
   Cash denominated in foreign currencies**                                                               2,248              --
   Receivable for investments sold                                                                   11,928,349       7,780,005
   Receivable for Trust shares sold                                                                         743          41,528
   Dividends receivable                                                                                 138,448         862,390
   Interest receivable                                                                                      184       5,908,595
   Unrealized appreciation on forward currency contracts (Note 8)                                            --              --
   Other assets                                                                                          11,813          66,469
                                                                                                   ------------  --------------
      Total assets                                                                                  268,395,089   1,470,106,876
                                                                                                   ------------  --------------
LIABILITIES
   Due to Bank                                                                                               --              --
   Payables for:
      Investments purchased                                                                           9,415,005       8,168,710
      Trust shares redeemed                                                                             512,772       1,400,702
      Net variation margin on financial futures contracts (Note 7)                                           --              --
      Collateral on securities on loan                                                               19,752,473     186,909,499
      Investment advisory fee payable (Note 3)                                                          318,540       1,689,136
      Custodian and accounting fees payable                                                              12,566          41,635
      Directors fee payable                                                                               1,426          10,395
   Accrued expenses                                                                                      50,127          82,085
                                                                                                   ------------  --------------
      Total liabilities                                                                              30,062,909     198,302,162
                                                                                                   ------------  --------------
NET ASSETS                                                                                         $238,332,180  $1,271,804,714
                                                                                                   ============  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $254,980,656  $1,142,260,060
   Accumulated net realized gain (loss)                                                             (51,906,505)     52,762,025
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency     34,748,955      53,047,103
   Undistributed (distributions in excess of) net investment income                                     509,074      23,735,526
                                                                                                   ------------  --------------
NET ASSETS                                                                                         $238,332,180  $1,271,804,714
                                                                                                   ============  ==============
CAPITAL SHARES OUTSTANDING                                                                           21,452,931      73,558,110
                                                                                                   ============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                                       $      11.11  $        17.29
                                                                                                   ============  ==============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $217,668,473  $1,402,349,165
**Cost of cash denominated in foreign currencies                                                          2,237              --

                                                                                                       Pioneer
                                                                                                   Strategic Income
                                                                                                      Portfolio
                                                                                                   ----------------
ASSETS
   Investments, at value (Note 2)*                                                                     $213,176,690
   Repurchase Agreement                                                                                   6,305,000
   Cash                                                                                                         879
   Cash denominated in foreign currencies**                                                               7,007,058
   Receivable for investments sold                                                                            8,000
   Receivable for Trust shares sold                                                                         430,182
   Dividends receivable                                                                                          --
   Interest receivable                                                                                    2,452,320
   Unrealized appreciation on forward currency contracts (Note 8)                                            84,463
   Other assets                                                                                               9,087
                                                                                                   ----------------
      Total assets                                                                                      229,473,679
                                                                                                   ----------------
LIABILITIES
   Due to Bank                                                                                                   --
   Payables for:
      Investments purchased                                                                               5,815,759
      Trust shares redeemed                                                                                     148
      Net variation margin on financial futures contracts (Note 7)                                               --
      Collateral on securities on loan                                                                   36,905,531
      Investment advisory fee payable (Note 3)                                                              226,267
      Custodian and accounting fees payable                                                                  23,022
      Directors fee payable                                                                                   3,125
   Accrued expenses                                                                                          51,214
                                                                                                   ----------------
      Total liabilities                                                                                  43,025,066
                                                                                                   ----------------
NET ASSETS                                                                                             $186,448,613
                                                                                                   ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $208,588,602
   Accumulated net realized gain (loss)                                                                 (28,771,775)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency           (729,630)
   Undistributed (distributions in excess of) net investment income                                       7,361,416
                                                                                                   ----------------
NET ASSETS                                                                                             $186,448,613
                                                                                                   ================
CAPITAL SHARES OUTSTANDING                                                                               19,495,007
                                                                                                   ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                                           $       9.56
                                                                                                   ================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $213,742,648
**Cost of cash denominated in foreign currencies                                                          7,250,568

                       See notes to financial statements

Salomon Strategic    Strategic      Travelers      Van Kampen
Total Return Bond     Equity      Managed Income   Enterprise
    Portfolio        Portfolio      Portfolio      Portfolio
-----------------  -------------  --------------  ------------
      $12,905,851  $ 457,116,792    $255,198,694  $ 73,407,451
        6,069,000     35,758,000      15,135,000            --
           37,574            193             967            --
               --          5,471              --            --
           14,756     16,567,472              --            --
            1,963         10,229         105,064        50,464
               --        238,789              --        27,775
          128,806        285,449       3,315,696            --
               --             --              --            --
              867         24,712          14,683         3,837
-----------------  -------------  --------------  ------------
       19,158,817    510,007,107     273,770,104    73,489,527
-----------------  -------------  --------------  ------------
               --             --              --           160
        5,378,283     15,375,482              --            --
            1,332        898,820         129,312        69,567
              328             --              --            --
               --     43,982,109              --     2,736,135
           18,848        606,527         302,105        82,794
           10,531         43,314          11,093         8,223
            4,437          5,867           3,367         2,054
           39,561         47,323          41,783        53,851
-----------------  -------------  --------------  ------------
        5,453,320     60,959,442         487,660     2,952,784
-----------------  -------------  --------------  ------------
      $13,705,497  $ 449,047,665    $273,282,444  $ 70,536,743
=================  =============  ==============  ============
      $14,791,407  $ 641,236,903    $279,807,465  $130,066,294
       (1,494,909)  (209,309,829)     (9,044,660)  (67,008,538)
          (80,145)    14,424,515      (5,141,192)    7,408,795
          489,144      2,696,076       7,660,831        70,192
-----------------  -------------  --------------  ------------
      $13,705,497  $ 449,047,665    $273,282,444  $ 70,536,743
=================  =============  ==============  ============
        1,270,316     25,913,243      24,117,027     5,822,441
=================  =============  ==============  ============
      $     10.79  $       17.33    $      11.33  $      12.11
=================  =============  ==============  ============

---------------------------------------------------------------
      $13,029,764  $ 442,693,446    $260,339,886  $ 65,998,656
               --          5,471              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2005


                                                                                      AIM Capital       MFS
                                                                                      Appreciation  Total Return
                                                                                       Portfolio     Portfolio
                                                                                      ------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 2,715,466  $ 16,694,775
    Interest (2)                                                                           167,388    24,181,666
                                                                                      ------------  ------------
       Total investment income                                                           2,882,854    40,876,441
                                                                                      ------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     1,932,760     9,717,086
    Custody and accounting fees                                                             43,054       128,230
    Transfer agent fees                                                                      4,695         4,939
    Audit                                                                                   24,983        22,287
    Legal                                                                                   11,995        13,718
    Trustee fees and expenses                                                                8,420        26,566
    Shareholder reporting                                                                   21,573        62,138
    Insurance                                                                               12,701        43,594
    Other                                                                                      996         6,392
                                                                                      ------------  ------------
    Net expenses                                                                         2,061,177    10,024,950
                                                                                      ------------  ------------
    Net investment income                                                                  821,677    30,851,491
                                                                                      ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      14,764,129    63,672,770
       Futures contracts                                                                        --            --
       Options contracts                                                                  (120,778)           --
       Foreign currency related transactions                                               (12,461)      (51,392)
                                                                                      ------------  ------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                         14,630,890    63,621,378
                                                                                      ------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of year                                                             24,515,602    75,776,116
          End of year                                                                   34,748,955    53,047,103
                                                                                      ------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                10,233,353   (22,729,013)
                                                                                      ------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                      24,864,243    40,892,365
                                                                                      ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $25,685,920  $ 71,743,856
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $     9,531  $    130,194
(2)Interest income includes security lending income of:                                     23,275       239,650

                                                                                          Pioneer
                                                                                      Strategic Income
                                                                                         Portfolio
                                                                                      ----------------
INVESTMENT INCOME:
    Dividends (1)                                                                          $    29,028
    Interest (2)                                                                             9,205,901
                                                                                      ----------------
       Total investment income                                                               9,234,929
                                                                                      ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                         1,076,933
    Custody and accounting fees                                                                 69,313
    Transfer agent fees                                                                          5,009
    Audit                                                                                       24,471
    Legal                                                                                       12,796
    Trustee fees and expenses                                                                    8,923
    Shareholder reporting                                                                       23,714
    Insurance                                                                                    5,022
    Other                                                                                        3,129
                                                                                      ----------------
    Net expenses                                                                             1,229,310
                                                                                      ----------------
    Net investment income                                                                    8,005,619
                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                           2,418,592
       Futures contracts                                                                            --
       Options contracts                                                                            --
       Foreign currency related transactions                                                    24,883
                                                                                      ----------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                              2,443,475
                                                                                      ----------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of year                                                                  3,765,113
          End of year                                                                         (729,630)
                                                                                      ----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                    (4,494,743)
                                                                                      ----------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                          (2,051,268)
                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $ 5,954,351
                                                                                      ================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                         $       179
(2)Interest income includes security lending income of:                                         25,492

                       See notes to financial statements

Salomon Strategic   Strategic     Travelers     Van Kampen
Total Return Bond    Equity     Managed Income  Enterprise
    Portfolio       Portfolio     Portfolio     Portfolio
-----------------  -----------  --------------  ----------
        $     469  $ 8,507,315     $        --  $  932,386
          818,946    1,429,017      10,577,752      39,577
-----------------  -----------  --------------  ----------
          819,415    9,936,332      10,577,752     971,963
-----------------  -----------  --------------  ----------
          121,766    3,851,653       1,821,285     531,693
           32,323      125,830          34,108      23,831
            4,713        5,006           5,104       4,893
           22,248       22,274          22,258      22,261
           12,688       14,143          14,908      13,329
           10,305       15,398          11,905       5,173
            8,942       19,174          15,174      26,372
            1,789       24,225           5,552       5,173
            2,050        2,181           8,913          --
-----------------  -----------  --------------  ----------
          216,824    4,079,884       1,939,207     632,725
-----------------  -----------  --------------  ----------
          602,591    5,856,448       8,638,545     339,238
-----------------  -----------  --------------  ----------

          371,802   25,602,638         833,358   3,609,871
            9,370           --              --          --
               --           --              --          --
            2,062     (118,567)             --          --
-----------------  -----------  --------------  ----------
          383,234   25,484,071         833,358   3,609,871
-----------------  -----------  --------------  ----------

          481,177   13,751,913       3,280,594   3,503,173
          (80,145)  14,424,515      (5,141,192)  7,408,795
-----------------  -----------  --------------  ----------
         (561,322)     672,602      (8,421,786)  3,905,622
-----------------  -----------  --------------  ----------
         (178,088)  26,156,673      (7,588,428)  7,515,493
-----------------  -----------  --------------  ----------
        $ 424,503  $32,013,121     $ 1,050,117  $7,854,731
=================  ===========  ==============  ==========

----------------------------------------------------------
        $      --  $    85,618     $        --  $    1,581
               --      432,743              --       2,025

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2005

                                                          AIM                                MFS
                                              Capital Appreciation Portfolio       Total Return portfolio
                                              -----------------------------    ------------------------------
                                               Year Ended      Year Ended        Year Ended      Year Ended
                                               October 31,     October 31,       October 31,     October 31,
                                                  2005            2004*             2005            2004*
                                              -------------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $    821,677    $   (382,450)    $   30,851,491  $   24,511,979
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             14,630,890      11,819,139         63,621,378      67,430,520
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             10,233,353      (3,853,039)       (22,729,013)     23,535,893
                                               ------------   ------------     --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                25,685,920       7,583,650         71,743,856     115,478,392
                                               ------------   ------------     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (322,782)             --        (31,800,072)    (22,438,758)
   From net realized gains                              --              --        (32,429,912)             --
                                               ------------   ------------     --------------  --------------
   Net decrease in net assets resulting from
       distributions                              (322,782)             --        (64,229,984)    (22,438,758)
                                               ------------   ------------     --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold                    35,483,412      81,806,468        105,571,655      86,033,895
   Net asset value of shares issued through
       dividend reinvestment                       322,782              --         64,229,984      22,438,758
   Cost of shares repurchased                  (56,459,693)    (34,221,120)       (65,667,151)    (38,315,281)
                                               ------------   ------------     --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions         (20,653,499)     47,585,348        104,134,488      70,157,372
                                               ------------   ------------     --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          4,709,639      55,168,998        111,648,360     163,197,006
   Net assets at beginning of year             233,622,541     178,453,543      1,160,156,354     996,959,348
                                               ------------   ------------     --------------  --------------
   Net assets at end of year                  $238,332,180    $233,622,541     $1,271,804,714  $1,160,156,354
                                               ============   ============     ==============  ==============
   Net assets at end of year includes
       undistributed (distributions in
       excess of) net investment income       $    509,074    $         --     $   23,735,526  $   21,872,798
                                               ============   ============     ==============  ==============

* Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Pioneer                   Salomon Strategic
Strategic Income Portfolio      Total Return Bond Portfolio     Strategic Equity Portfolio
--------------------------      --------------------------      --------------------------
 Year Ended    Year Ended       Year Ended    Year Ended         Year Ended    Year Ended
 October 31,   October 31,      October 31,   October 31,        October 31,   October 31,
    2005          2004*            2005          2004*              2005          2004*
----------------------------    ----------------------------    ---------------------------
$  8,005,619  $  6,101,917      $   602,591   $   841,792       $  5,856,448  $  4,350,288
   2,443,475     2,872,293          383,234       615,915         25,484,071    30,288,099

  (4,494,743)    2,161,849         (561,322)     (251,887)           672,602     9,523,067
------------  ------------  -    -----------   -----------  -   ------------  ------------
   5,954,351    11,136,059          424,503     1,205,820         32,013,121    44,161,454
------------  ------------  -    -----------   -----------  -   ------------  ------------
  (7,620,245)   (8,542,499)        (938,016)   (1,228,728)        (7,201,167)           --
          --            --               --            --                 --            --
------------  ------------  -    -----------   -----------  -   ------------  ------------
  (7,620,245)   (8,542,499)        (938,016)   (1,228,728)        (7,201,167)           --
------------  ------------  -    -----------   -----------  -   ------------  ------------
  79,604,243    12,560,775          680,330     1,406,864          1,089,216     1,522,056
   7,620,245     8,542,499          938,016     1,228,728          7,201,167            --
  (6,091,546)  (17,203,671)      (3,951,875)   (7,295,139)       (91,950,765)  (87,338,249)
------------  ------------  -    -----------   -----------  -   ------------  ------------
  81,132,942     3,899,603       (2,333,529)   (4,659,547)       (83,660,382)  (85,816,193)
------------  ------------  -    -----------   -----------  -   ------------  ------------
  79,467,048     6,493,163       (2,847,042)   (4,682,455)       (58,848,428)  (41,654,739)
 106,981,565   100,488,402       16,552,539    21,234,994        507,896,093   549,550,832
------------  ------------  -    -----------   -----------  -   ------------  ------------
$186,448,613  $106,981,565      $13,705,497   $16,552,539       $449,047,665  $507,896,093
============  ============  =    ===========   ===========  =   ============  ============
$  7,361,416  $  6,039,069      $   489,144   $   728,377       $  2,696,076  $  4,340,700
============  ============  =    ===========   ===========  =   ============  ============


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2005

                                                       Travelers                      Van Kampen
                                               Managed Income Portfolio          Enterprise Portfolio
                                              --------------------------      --------------------------
                                               Year Ended    Year Ended        Year Ended    Year Ended
                                               October 31,   October 31,       October 31,   October 31,
                                                  2005          2004*             2005          2004*
                                              ----------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $  8,638,545  $  8,271,956      $    339,238  $    228,592
   Net realized gain (loss) on investments,
       futures contracts, options
       contracts and foreign currency
       related transactions                        833,358       474,777         3,609,871     9,114,312
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             (8,421,786)    2,195,501         3,905,622    (9,035,638)
                                              ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                 1,050,117    10,942,234         7,854,731       307,266
                                              ------------  ------------  -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                  (13,026,736)  (10,421,800)         (440,542)     (134,925)
   From net realized gains                              --            --                --            --
                                              ------------  ------------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                           (13,026,736)  (10,421,800)         (440,542)     (134,925)
                                              ------------  ------------  -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold                    23,995,069    40,399,247         3,620,309     1,291,178
   Net asset value of shares issued through
       dividend reinvestment                    13,026,736    10,421,800           440,542       134,925
   Cost of shares repurchased                  (29,836,550)  (25,644,982)      (20,224,023)  (18,943,158)
                                              ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           7,185,255    25,176,065       (16,163,172)  (17,517,055)
                                              ------------  ------------  -   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,791,364)   25,696,499        (8,748,983)  (17,344,714)
   Net assets at beginning of year             278,073,808   252,377,309        79,285,726    96,630,440
                                              ------------  ------------  -   ------------  ------------
   Net assets at end of year                  $273,282,444  $278,073,808      $ 70,536,743  $ 79,285,726
                                              ============  ============  =   ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income    $  7,660,831  $  7,500,405      $     70,192  $    171,496
                                              ============  ============  =   ============  ============

* Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                              NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                              VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                              BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED:   OF YEAR   INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
AIM CAPITAL APPRECIATION PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $ 9.98    $   0.04 (a)  $    1.10 (a)   $   1.14   $ (0.01)     $    --
  10/31/2004**                                   9.63          (0.02)           0.37       0.35         --          --
  10/31/2003**                                   8.04          (0.02)           1.61       1.59         --          --
  10/31/2002**                                   9.11          (0.03)         (1.04)     (1.07)         --          --
  10/31/2001**                                  21.73          (0.02)         (8.72)     (8.74)         --      (3.88)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
MFS TOTAL RETURN PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $17.19    $   0.42 (a)  $    0.61 (a)   $   1.03   $ (0.46)     $(0.47)
  10/31/2004**                                  15.77            0.36           1.41       1.77     (0.35)          --
  10/31/2003**                                  14.44            0.34           1.49       1.83     (0.50)          --
  10/31/2002**                                  16.08        0.39 (c)      (0.98)(c)     (0.59)     (0.44)      (0.61)
  10/31/2001**                                  17.16            0.42         (0.42)    (0.00)+     (0.48)      (0.60)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
PIONEER STRATEGIC INCOME PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $ 9.73    $   0.53 (a)  $   (0.04)(a)   $   0.49   $ (0.66)     $    --
  10/31/2004**                                   9.53        0.57 (a)       0.48 (a)       1.05     (0.85)          --
  10/31/2003**                                   8.94        0.63 (a)       1.04 (a)       1.67     (1.08)          --
  10/31/2002**                                   9.94        1.14 (c)      (0.94)(c)       0.20     (1.20)          --
  10/31/2001**                                  10.31            0.93         (0.47)       0.46     (0.83)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
SALOMON STRATEGIC TOTAL RETURN BOND PORTFOLIO --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.16    $   0.43 (a)  $   (0.14)(a)   $   0.29   $ (0.66)     $    --
  10/31/2004**                                  11.10        0.48 (a)       0.25 (a)       0.73     (0.67)          --
  10/31/2003**                                  10.13        0.54 (a)       0.93 (a)       1.47     (0.50)          --
  10/31/2002**                                  10.27     0.51 (a)(c)   (0.17)(a)(c)       0.34     (0.48)          --
  10/31/2001**                                   9.89        0.58 (a)       0.48 (a)       1.06     (0.68)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
STRATEGIC EQUITY PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $16.44    $   0.21 (a)  $    0.92 (a)   $   1.13   $ (0.24)     $    --
  10/31/2004**                                  15.16            0.14           1.14       1.28         --          --
  10/31/2003**                                  12.59          (0.03)           2.62       2.59     (0.02)          --
  10/31/2002**                                  16.67            0.04         (4.05)     (4.01)     (0.07)          --
  10/31/2001**                                  28.63            0.07         (8.60)     (8.53)     (0.05)      (3.38)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
TRAVELERS MANAGED INCOME PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.84    $   0.35 (a)  $   (0.31)(a)   $   0.04   $ (0.55)     $    --
  10/31/2004**                                  11.84            0.36           0.12       0.48     (0.48)          --
  10/31/2003**                                  11.38        0.50 (a)       0.69 (a)       1.19     (0.68)      (0.05)
  10/31/2002**                                  12.57     0.56 (a)(c)   (1.07)(a)(c)     (0.51)     (0.63)      (0.05)
  10/31/2001**                                  11.58        0.71 (a)       0.83 (a)       1.54     (0.55)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
VAN KAMPEN ENTERPRISE PORTFOLIO               --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.02    $   0.05 (a)  $    1.10 (a)   $   1.15   $ (0.06)     $    --
  10/31/2004**                                  11.03            0.03         (0.02)       0.01     (0.02)          --
  10/31/2003**                                   9.40            0.01           1.67       1.68     (0.05)          --
  10/31/2002**                                  11.81            0.05         (2.42)     (2.37)     (0.04)          --
  10/31/2001**                                  25.60            0.03         (9.05)     (9.02)    (0.00)+      (4.77)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------

* Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
** Audited by other Independent Public Accounting Firm. (Note 15)
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratios did not change due to these waivers for any portfolio except Salomon Brothers Strategic Total Return Portfolio. If such fee was not waived, the actual expense ratio would have been 1.25%.
(c) Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the MFS Total Return Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $1.16, $(0.96) and 8.42% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Pioneer Strategic Income Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.52, $0.18 and 5.04% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Salomon Strategic Total Return Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Managed Income Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 498%, 414% and 376% for the years ended October 31, 2005, 2004 and 2003, respectively.

                       See notes to financial statements

                                                                 RATIO OF NET
                                                     RATIO OF    INVESTMENT
              NET ASSET               NET ASSETS END EXPENSES TO INCOME (LOSS)
TOTAL         VALUE END               OF YEAR        AVERAGE NET TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN* (IN MILLIONS)  ASSETS      ASSETS         TURNOVER RATE
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.01)     $11.11      11.47 %        $  238         0.85%       0.34 %           83%
        --       9.98         3.63           234       0.85(b)       (0.18)           71
        --       9.63        19.78           178          0.85       (0.25)           49
        --       8.04      (11.75)           172          0.85       (0.28)           65
    (3.88)       9.11      (43.36)           224          0.83       (0.20)           77
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.93)     $17.29       6.09 %        $1,272         0.79%       2.45 %           47%
    (0.35)      17.19        11.36         1,160       0.82(b)         2.25           66
    (0.50)      15.77        13.05           997          0.82         2.37           49
    (1.05)      14.44       (3.59)           830          0.83      2.81(c)           81
    (1.08)      16.08       (0.22)           804          0.83         3.08           88
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.66)     $ 9.56       5.17 %        $  186         0.86%       5.58 %           37%
    (0.85)       9.73        11.66           107       0.90(b)         6.19           56
    (1.08)       9.53        20.56           100          1.00         7.05          141
    (1.20)       8.94         2.00            97          0.93      8.24(c)          208
    (0.83)       9.94         4.60           128          0.90         8.83          150
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.66)     $10.79       2.67 %        $   14         1.42%       3.96 %           42%(d)
    (0.67)      11.16         6.83            17       1.24(b)         4.47           42(d)
    (0.50)      11.10        15.10            21          1.20         5.06           68(d)
    (0.48)      10.13         3.36            21          1.24      4.95(c)          385
    (0.68)      10.27        10.99            18          1.23         5.69          448
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.24)     $17.33       6.85 %        $  449         0.85%       1.23 %          220%
        --      16.44         8.44           508       0.85(b)         0.81          213
    (0.02)      15.16        20.57           550          0.84       (0.20)          167
    (0.07)      12.59      (24.05)           516          0.83         0.19          100
    (3.43)      16.67      (32.05)           845          0.82         0.31           46
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.55)     $11.33       0.35 %        $  273         0.69%       3.08 %           95%
    (0.48)      11.84         4.19           278       0.69(b)         3.10          123
    (0.73)      11.84        10.85           252          0.68         4.34          163
    (0.68)      11.38       (4.06)           208          0.69      4.68(c)          177
    (0.55)      12.57        13.50           221          0.68         5.76          194
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.06)     $12.11      10.48 %        $   71         0.83%       0.45 %           57%
    (0.02)      11.02         0.05            79       0.80(b)         0.26          157
    (0.05)      11.03        17.93            97          0.80         0.13          123
    (0.04)       9.40      (20.07)           100          0.76         0.30           87
    (4.77)      11.81      (37.52)           165          0.74         0.18          107
---------     --------- ------------- -------------- ----------- -------------- -------------

                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005


1. ORGANIZATION

Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 1, 2005, the Trust succeeded to the operations of seven portfolios of Travelers Series Fund, Inc., a Maryland corporation ("Travelers Series Fund, Inc."). Each of the AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio (which is non-diversified), Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio was formerly a portfolio of Travelers Series Fund. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At October 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                    Expiring   Expiring   Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                          12/31/2007 12/31/2008 12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013
---------                          ---------- ---------- ----------- ------------ ----------- ---------- ----------

AIM Capital Appreciation Portfolio $       -- $       -- $13,282,680 $ 25,303,918 $11,887,038  $     --  $       --

MFS Total Return Portfolio                 --         --          --           --          --        --          --

Pioneer Strategic Income Portfolio  4,613,853  3,076,895   7,414,445   11,398,536   2,263,562        --          --

Salomon Brothers Strategic Total
  Return Bond Portfolio               435,020    938,295      42,124       19,636          --        --          --

Strategic Equity Portfolio                 --         --          --  207,061,308          --        --          --

Travelers Managed Income Portfolio         --         --          --           --   4,796,406   532,995   3,630,067

Van Kampen Enterprise Portfolio            --         --  24,042,500   34,687,599   8,209,090        --          --

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) STRIPPED SECURITIES - MFS Total Return Portfolio, Pioneer Strategic Income Portfolio and Travelers Managed Income Portfolio may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Porfolios may not fully recoup the initial investment in IOs'.

(M) MORTGAGE DOLLAR ROLLS - Salomon Brothers Strategic Total Return Bond Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended October 31, 2005 was approximately $5,507,940 for the Salomon Brothers Strategic Total Return Bond Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(N) FUND CONCENTRATION - The investments by Salomon Brothers Strategic Total Return Bond Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

value of the investments and earnings of Salomon Brothers Strategic Total Return Bond Portfolio. Foreign investments may also subject Salomon Brothers Strategic Total Return Bond Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(O) CREDIT AND MARKET RISK - MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(P) LOAN PARTICIPATIONS - Pioneer Strategic Income Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(Q) OPTIONS - Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Investment Adviser, Inc. ("TIA") manages the investment operations of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio, (each a "TIA Portfolios" and collectively the "TIA Portfolios") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TIA has entered into sub-advisory agreements with AIM Capital Management, Inc., Massachusetts Financial Services Company, Pioneer Investment Management, Inc., Fidelity Management & Research Co., Van Kampen Asset Management and Salomon Brothers Asset Management, Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Travelers Asset Management International Company LLC ("TAMIC") serves as investment adviser to the Travelers Managed Income Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup. On July 1, 2005, Salomon Brothers Asset Management Inc ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Travelers Managed Income Portfolio.

TIA acts as administrator to the AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio. TAMIC acts as administrator to the Travelers Managed Income Portfolio.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee by TIA and TAMIC calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                             Management Fees earned
                                               by Manager for the
                                                   Year ended
Portfolio                                       October 31, 2005    % per annum         Average Daily Assets
---------                                    ---------------------- ----------- ------------------------------------

AIM Capital Appreciation Portfolio                 $1,932,760           0.80%   All

MFS Total Return Portfolio                          9,717,086           0.80%   First $600 Million

                                                                       0.775%   Over $600 Million up to $900 Million

                                                                        0.75%   Over $900 Million up to $1.5 Billion

                                                                       0.725%   Over $1.5 Billion up to $2.5 Billion

                                                                       0.675%   Over $2.5 Billion

Pioneer Strategic Income Portfolio                  1,076,933           0.75%   All

Salomon Brothers Strategic Total Return Bond
  Portfolio                                           121,766           0.80%   All

Strategic Equity Portfolio                          3,851,653           0.80%   All

Travelers Managed Income Portfolio                  1,821,285           0.65%   All

Van Kampen Enterprise Portfolio                       531,693           0.70%   All

For the year ended October 31, 2005, AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio had a voluntary expense limitation in place of 1.25%, 1.25%, 1.50%, 1.25%, 1.25% and 1.50%, respectively. This limitation can be terminated at any time by TIA.

TIA has entered into a sub-advisory agreement with SaBAM, an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for Salomon Brothers Strategic Total Return Bond Portfolio and is compensated for such services by TIA at an annual rate of 0.375% of the average daily net assets of Salomon Brothers Strategic Total Return Bond Portfolio.

Prior to July 1, 2005, Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acted as the Portfolios' transfer agent. PFPC Inc. ("PFPC") acted as the Portfolios' sub-transfer agent. Effective July 1, 2005, PFPC became the Portfolios' transfer agent and is paid by TAMIC and TIA for transfer agent services. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended June 30, 2005, each Portfolio paid transfer agent fees to CTB as follows:

         Portfolio                                              Total
         ---------                                              ------

         AIM Capital Appreciation Portfolio                     $3,284

         MFS Total Return Portfolio                              3,392

         Pioneer Strategic Income Portfolio                      3,334

         Salomon Brothers Strategic Total Return Bond Portfolio  3,044

         Strategic Equity Portfolio                              3,324

         Travelers Managed Income Portfolio                      3,318

         Van Kampen Enterprise Portfolio                         3,324

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended October 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

         Portfolio                                               Total
         ---------                                              -------

         AIM Capital Appreciation Portfolio                     $28,967

         MFS Total Return Portfolio                              13,220

         Pioneer Strategic Income Portfolio                          --

         Salomon Brothers Strategic Total Return Bond Portfolio      --

         Strategic Equity Portfolio                              86,848

         Travelers Managed Income Portfolio                          --

         Van Kampen Enterprise Portfolio                            198

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                                            SHARES ISSUED             NET INCREASE
                                                                            THROUGH                   (DECREASE)
                                                       BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                                       SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
AIM CAPITAL APPRECIATION PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           23,420,686 3,341,204      30,138   (5,339,097) (1,967,755)  21,452,931
  10/31/2004                                           18,522,851 8,342,805          --   (3,444,970)   4,897,835  23,420,686
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
MFS TOTAL RETURN PORTFOLIO                             ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           67,488,682 6,108,117   3,751,751   (3,790,440)   6,069,428  73,558,110
  10/31/2004                                           63,201,460 5,224,464   1,385,108   (2,322,350)   4,287,222  67,488,682
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
PIONEER STRATEGIC INCOME PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           10,995,568 8,316,413     814,129     (631,103)   8,499,439  19,495,007
  10/31/2004                                           10,548,571 1,345,497     946,013   (1,844,513)     446,997  10,995,568
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                            1,482,707    62,779      87,912     (363,082)   (212,391)   1,270,316
  10/31/2004                                            1,912,402   129,079     115,157     (673,931)   (429,695)   1,482,707
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
STRATEGIC EQUITY PORTFOLIO                             ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           30,895,419    64,786     410,323   (5,457,285) (4,982,176)  25,913,243
  10/31/2004                                           36,245,051    94,460          --   (5,444,092) (5,349,632)  30,895,419
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
TRAVELERS MANAGED INCOME PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           23,484,047 2,094,601   1,156,904   (2,618,525)     632,980  24,117,027
  10/31/2004                                           21,313,793 3,469,389     907,032   (2,206,167)   2,170,254  23,484,047
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
VAN KAMPEN ENTERPRISE PORTFOLIO                        ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                            7,194,756   303,957      37,176   (1,713,448) (1,372,315)   5,822,441
  10/31/2004                                            8,761,608   114,164      11,815   (1,692,831) (1,566,852)   7,194,756
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended October 31, 2005 were as follows:

                                                                  Purchase                        Sales
-                                                      ------------------------------ ------------------------------
Portfolio                                              U.S. Government Non-Government U.S. Government Non-Government
---------                                              --------------- -------------- --------------- --------------

AIM Capital Appreciation Portfolio                      $         --    $194,789,679   $         --   $  217,012,808

MFS Total Return Portfolio                               198,090,684     505,439,120    139,880,344      434,853,844

Pioneer Strategic Income Portfolio                        69,955,296      61,378,180     12,319,245       38,223,870

Salomon Brothers Strategic Total Return Bond Portfolio     3,304,944       3,005,978        719,251        5,485,985

Strategic Equity Portfolio                                 7,797,192     990,617,034      1,567,097    1,088,902,707

Travelers Managed Income Portfolio                       184,501,546      81,893,158    169,733,567       76,682,455

Van Kampen Enterprise Portfolio                                   --      42,730,042             --       57,346,556

At October 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                         Gross        Gross      Net Unrealized
                                                       Federal Income  Unrealized   Unrealized   Appreciation/
Portfolio                                                 Tax Cost    Appreciation Depreciation  (Depreciation)
---------                                              -------------- ------------ ------------  --------------

AIM Capital Appreciation Portfolio                     $  222,999,342 $37,003,001  $ (3,689,810)  $33,313,191

MFS Total Return Portfolio                              1,413,914,954  83,351,435   (41,870,598)   41,480,837

Pioneer Strategic Income Portfolio                        220,658,762   5,308,043    (6,485,115)   (1,177,072)

Salomon Brothers Strategic Total Return Bond Portfolio     19,143,372     378,004      (546,525)     (168,521)

Strategic Equity Portfolio                                480,699,968  22,539,426   (10,364,602)   12,174,824

Travelers Managed Income Portfolio                        277,794,616     860,738    (8,321,660)   (7,460,922)

Van Kampen Enterprise Portfolio                            66,068,004   9,012,756    (1,673,309)    7,339,447

6. SECURITIES LENDING

As of October 31, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                         Value of     Value of
                                                        Securities   Collateral
                                                       ------------ ------------

AIM Capital Appreciation Portfolio                     $ 19,277,457 $ 19,752,473

MFS Total Return Portfolio                              131,693,545  186,909,499

Pioneer Strategic Income Portfolio                       36,168,819   36,905,531

Salomon Brothers Strategic Total Return Bond Portfolio           --           --

Strategic Equity Portfolio                               42,574,946   43,982,109

Travelers Managed Income Portfolio                               --           --

Van Kampen Enterprise Portfolio                           2,673,059    2,736,135

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



7. FUTURES CONTRACTS

The futures contracts outstanding as of October 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

SALOMON STRATEGIC TOTAL RETURN PORTFOLIO

                                                                            Unrealized
                                                   Number of   Notional   Appreciation/
Description                        Expiration Date Contracts    Value     (Depreciation)
-----------                        --------------- --------- ------------ --------------
U.S. Treasury Notes 10 yrs Futures    12/20/05         1     $(2,011,922)    $42,681
U.S. Treasury Notes 5 yrs Futures     12/20/05        19        (108,453)      1,090
                                                                             -------
                                                                              43,771

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at October 31, 2005, were as follows:

PIONEER STRATEGIC INCOME PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                 Net Unrealized
                                        Value at     In Exchange Appreciation/
Settlement Date Contacts to Deliver October 31, 2005 for U.S. $  (Depreciation)
--------------- ------------------- ---------------- ----------- --------------

  12/13/2005         3,571,000         $2,666,498     2,739,671     $73,173

  12/1/2005          1,050,000            890,742       891,636         894

  11/3/2005          2,907,000          3,487,510     3,497,906      10,397
                                                                    -------

                                                                     84,463

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom FMR places trades pay for certain expenses of Strategic Equity Portfolio or provide other services. During the year ended October 31, 2005, Strategic Equity Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                                Brokerage
                                                 Service
                                               Arrangements
                                               ------------

                    Strategic Equity Portfolio   $810,469

Certain amounts on the prior year statement of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended October 31, 2005 and 2004 were as follows:

                                                 Ordinary Income     Long-Term Capital Gain          Total
-                                            ----------------------- ---------------------- -----------------------
                                                2005        2004        2005         2004      2005        2004
-                                            ----------- -----------  -----------  ------   ----------- -----------

AIM Capital Appreciation Portfolio           $   322,782 $        -- $        --    $--     $   322,782 $        --

MFS Total Return Portfolio                    31,800,072  22,438,758  32,429,912     --      64,229,984  22,438,758

Pioneer Strategic Income Portfolio             7,620,245   8,542,499          --     --       7,620,245   8,542,499

Salomon Brothers Strategic Total Return Bond
  Portfolio                                      938,016   1,228,728          --     --         938,016   1,228,728

Strategic Equity Portfolio                     7,201,167          --          --     --       7,201,167          --

Travelers Managed Income Portfolio            13,026,736  10,421,800          --     --      13,026,736  10,421,800

Van Kampen Enterprise Portfolio                  440,542     134,925          --     --         440,542     134,925

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                             Undistributed Undistributed   Unrealized
                                               Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                                Income         Gain      (Depreciation)   and Deferrals        Total
-                                            ------------- ------------- -------------- ------------------ -------------

AIM Capital Appreciation Portfolio            $   509,074   $        --   $33,316,086     $ (50,473,636)   $ (16,648,476)

MFS Total Return Portfolio                     38,152,383    49,909,295    41,481,314                --      129,542,992

Pioneer Strategic Income Portfolio              8,052,511            --    (1,340,744)      (28,767,291)     (22,055,524)

Salomon Brothers Strategic Total Return Bond
  Portfolio                                       517,579            --      (124,643)       (1,435,075)      (1,042,139)

Strategic Equity Portfolio                      2,696,323            --    12,175,993      (207,061,308)    (192,188,992)

Travelers Managed Income Portfolio              9,895,370            --    (7,460,922)       (8,959,468)      (6,525,020)

Van Kampen Enterprise Portfolio                    70,192            --     7,339,447       (66,939,189)     (59,529,550)

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005, the Portfolios' managers, TIA or TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that included the Portfolios' investment manager at that time and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The Portfolios' net asset values were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management, Inc. (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment advisers, TAMIC and TIA, which serve as the investment advisers to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Travelers Managed Income Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended October 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TIA for Salomon Brothers Strategic Total Return Bond Portfolio, and SaBAM and TAMIC for Travelers Managed Income Portfolio. Therefore, the Board approved new subadvisory agreements for Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Travelers Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio, and Van Kampen Enterprise Portfolio (the "Portfolios"), each a series of the Travelers Series Trust, as of October 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2004 and the financial highlights for each of the four years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of October 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the year ended October 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED)

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of the Travelers Series Trust: AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio (the "Portfolios") approved the investment advisory agreements (the "Agreements") between TAMIC and Travelers Managed Income Portfolio, and between TIA and each of the other Portfolios. In addition, the Independent Trustees, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Travelers Managed Income Portfolio, TIA and AIM for the AIM Capital Appreciation Portfolio, TIA and MFS for the MFS Total Return Portfolio, TIA and Pioneer for the Pioneer Strategic Income Portfolio, TIA and SaBAM for Salomon Brothers Strategic Total Return Bond Portfolio, TIA and FMR for Strategic Equity Portfolio, and TIA and Van Kampen for Van Kampen Enterprise Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Portfolios requested certain information from TAMIC, TIA and the subadvisors, and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and TIA, and by SaBAM, AIM, MFS, Pioneer, FMR, and Van Kampen (the "subadvisors") under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios;
(c) the cost of services to be provided and the profit realized by TAMIC and TIA and their affiliates; (d) the extent to which TAMIC, TIA and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC and TIA (each an "advisor" and collectively, the "advisors"), the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC and TIA, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC and TIA had been acquired by MetLife, Inc. ("MetLife"), effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC and TIA. The Board also noted the responsibilities that the advisors have to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the advisors' ability to render such services based on their experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered the subadvisor's management style and long-term performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party. Portfolio expenses were compared to a group of funds in the same investment category as each Portfolio, chosen by the independent third party to be comparable to the Portfolio (the "expense group"). The Board also examined the fees paid to each subadviser in light of fees paid to other subadvisers of funds deemed to be comparable by the independent third party (the "subadviser expense group"). The Board also noted the advisors' commitment to keep expense limitation agreements in place with the Portfolios. The Board noted that a major component of profitability of the advisors was the difference between the amount each advisor would receive from the Portfolios that it managed and what would be paid to the subadvisor for each

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


respective Portfolio. In terms of the investment advisory fees paid by the Portfolios and the comparison of such fees with the fees paid by other mutual funds, the Board considered that the Portfolios' advisory fees included compensation for TAMIC and TIA for performing or obtaining certain administrative services that other mutual funds often pay for separately from their advisory fees. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the advisors and subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to each advisor and subadvisor with respect to each Portfolio was fair and reasonable.

In general, the Board considered Portfolio performance not only for the existing Portfolios that are part of The Travelers Series Trust, but also for their predecessor portfolios that were part of Travelers Series Fund, Inc. The Board reviewed the Portfolios' performance record and the advisors' and subadvisors' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report (the "peer universe").

In terms of the profits realized by TAMIC and TIA from their relationships with the Portfolios, the Board noted that it was satisfied that TAMIC's and TIA's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC and TIA by MetLife would affect their future profitability. Because the fees paid to the subadvisors are paid by TAMIC or TIA and not directly by the Portfolios, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider pursuing advisory and subadvisory fee breakpoints for certain of the Portolios the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations at this time.

The Board also considered the effect of the Portfolios' growth and size on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that each advisor pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

AIM CAPITAL APPRECIATION PORTFOLIO

After reviewing the relevant materials, the Board noted that this Portfolio had generated mid-range performance and was subject to average fees. Among other data considered, the Board noted that the Portfolio had underperformed its performance universe average and its Lipper index for the 1- and 3-year periods ended March 31, 2005 and that the Portfolio's performance was comparable to its peer universe average and outperformed its Lipper index for the 5-year period ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees were above the median of its expense group and that its total expenses were below the median. The Board also noted that the Portfolio's subadvisory fees were generally below or comparable to its subadviser expense group average across all assets levels up to $3 billion. In view of all factors considered, the Board concluded that the Portfolio's performance was satisfactory and that the actual advisory and subadvisory fees were reasonable based upon the nature and quality of services provided to the Portfolio, but requested that management explore with AIM the possibility of instituting subadvisory fee breakpoints that would reduce the fees paid to AIM at higher asset levels, and that could be passed on to shareholders in the form of corresponding advisory fees breakpoints, if the Portfolio garnered additional assets.

MFS TOTAL RETURN PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been above average compared to similar funds. Among other data considered, the Board noted that the Portfolio had outperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TIA. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the nature and quality of the services provided by the advisor and the subadvisor. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board was also informed by management that MFS served as the subadviser for a similar fund advised by a MetLife affiliate for a lower subadvisory fee, and that management intended to pursue with MFS making such fees consistent, which could result in reduced fees paid by the Portfolio.

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



PIONEER STRATEGIC INCOME PORTFOLIO

The Board, noted that the performance of the Portfolio had generally been above average compared to similar funds. Among other data considered, the Board noted that the Portfolio had outperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. The Board also noted the strength and reputation of Pioneer and its parent company, and Pioneer's subadvisory services to certain other investment company portfolios overseen by the Board. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser, but requested management explore the possibility of instituting fee breakpoints with respect to the advisory and subadvisory fees which would reduce such fees at higher asset levels.

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1- and 3-year periods ended March 31, 2005 and also underperformed its peer universe average but outperformed the Lipper index for the 5-year period. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The report did not provide information relating to subadvisory fees. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser. The Board took into account the Portfolio's relatively small asset base and requested that TIA explore alternatives for changes to the Portfolio, including the possibility of a merger of the Portfolio into a larger, similarly managed fund. The Board concluded that appropriate action was being taken with respect to the Portfolio.

STRATEGIC EQUITY PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3-and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group but total expenses were below the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. The Board also noted that: (1) the presentation made to the Board by the portfolio manager of the Portfolio; (2) most of the Portfolio's historical performance had been generated while the Portfolio was subadvised by another investment advisory firm (FMR became subadviser in September 2003); and (3) the strength and depth of the FMR organization and its personnel could prove beneficial to the Portfolio going forward. It also noted that the Portfolio's overall expense ratio was competitive. The Board concluded that the Portfolio's performance was satisfactory but requested that the Portfolio's ongoing performance continue to be monitored closely and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser, but requested management explore the possibility of instituting fee breakpoints with respect to the advisory and subadvisory fees which would reduce such fees at higher asset levels.

TRAVELERS MANAGED INCOME PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board asked TAMIC to recommend at the next meeting of the Board a plan of action with respect to the Portfolio that would benefit the Portfolio's shareholders. The Board also concluded that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser. The Board determined to re-approve the Agreement and Subadvisory Agreement pending receipt of such plan of action, noting its familiarity with the portfolio managers and noting that appropriate action was being taken to address the Portfolio's underperformance.

VAN KAMPEN ENTERPRISE PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3-, and 5- year periods ended March 31, 2005. However, the Board also considered the historical performance of the Portfolio to have limited relevance given recent changes in its portfolio manager and investment style. The Board noted its familiarity with the new portfolio manager (who had previously managed other funds overseen by the Board while he had been employed by another investment advisory firm), and expressed confidence in the new manager and his investment style. The Board noted that the Portfolio's actual advisory fees were above the median of its expense group and total expenses were below the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally below or comparable to its subadviser expense group average across all assets levels up to $500 million. The Board also noted that the overall expense ratio of the Portfolio was below average. The Board concluded that the Portfolio's performance was satisfactory but should continue to be monitored. The Board also concluded that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser and noted that it did not appear that any breakpoints were necessary at present in light of the current level of assets of the Portfolio.

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



OTHER BUSINESS RELATIONSHIPS

The Independent Trustees considered other business relationships that MetLife, TAMIC and TIA would enter into with Citigroup. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreement under which Citigroup-affiliated broker-dealers will continue to offer certain Travelers Life & Annuity and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreement under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored mutual funds as investment options until July 1, 2010.

CONCLUSION

Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreements and the Subadvisory Agreements are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC, TIA and the subadvisors provided to the Portfolio and their shareholders;
(d) TAMIC, TIA and the subadvisors possess the capabilities to perform the duties required of them under the Agreements and the Subadvisory Agreements;
(e) the investment performance of the Portfolios is satisfactory except as discussed above and (f) the Agreements and the Subadvisory Agreements are approved.

SPECIAL SHAREHOLDER MEETINGS (UNAUDITED)

Special Meetings of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio were held on June 29, 2005.

There was one proposal submitted to shareholders of each Portfolio. The proposal was the approval of an agreement and plan of reorganization whereby each Portfolio, formerly of Travelers Series Fund, Inc., was merged into a corresponding investment Portfolio of the Travelers Series Trust.

The shareholders of each Portfolio approved the proposal.

The following table sets forth the number of shares of each Portfolio voted for, against and withheld as to the Proposal.

                                                              NUMBER OF
       AIM CAPITAL APPRECIATION PORTFOLIO                      SHARES
       -----------------------------------------------------------------

                             For                              20,107,583

                             Against                             988,387

                             Withhold                          2,767,096
       -----------------------------------------------------------------
                             Total                            23,863,066
       -----------------------------------------------------------------
       MFS TOTAL RETURN PORTFOLIO

                             For                              63,229,597

                             Against                           3,360,860

                             Withhold                          7,138,614
       -----------------------------------------------------------------
                             Total                            73,729,071
       -----------------------------------------------------------------
       PIONEER STRATEGIC INCOME PORTFOLIO

                             For                              12,889,027

                             Against                             553,682

                             Withhold                          1,253,716
       -----------------------------------------------------------------
                             Total                            14,696,425
       -----------------------------------------------------------------
       SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

                             For                               1,213,396

                             Against                              37,232

                             Withhold                            167,542
       -----------------------------------------------------------------
                             Total                             1,418,170
       -----------------------------------------------------------------

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



SPECIAL SHAREHOLDER MEETINGS (UNAUDITED) - CONTINUED

                                                    NUMBER OF
                 STRATEGIC EQUITY PORTFOLIO          SHARES
                 ---------------------------------------------

                             For                    24,237,325

                             Against                 1,798,585

                             Withhold                2,845,499
                 ---------------------------------------------
                             Total                  28,881,409
                 ---------------------------------------------
                 TRAVELERS MANAGED INCOME PORTFOLIO

                             For                    21,571,452

                             Against                   959,188

                             Withhold                2,368,398
                 ---------------------------------------------
                             Total                  24,899,038
                 ---------------------------------------------
                 VAN KAMPEN ENTERPRISE PORTFOLIO

                             For                     5,763,894

                             Against                   232,650

                             Withhold                  485,865
                 ---------------------------------------------
                             Total                   6,482,409
                 ---------------------------------------------

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund     Other Public
                       Position(s) Term of Office                                            Complex       Company
                        Held with  and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age      Fund      Time Served            During Last Five Years          by Director Held by Director
--------------------   ----------- -------------- ---------------------------------------- ----------- ----------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairman of   Since July   President, Met Investors Advisory LLC        66            None
260 Madison Ave.       the Board,    2005         (2000 to present); Executive Vice
11/th/ Floor           Chief                      President (2000 to present) and Chief
New York, NY           Executive                  Marketing Officer (2003 to present),
Age 39                 Officer and                MetLife Investors Group, Inc; President,
                       President                  TAMIC (July 2005-present); Senior Vice
                                                  President, Equitable Distributors, Inc.
                                                  and Vice President, Equitable Life
                                                  Assurance Society of the United States
                                                  (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee       Since 1991   Retired manufacturing executive.             39            None
295 Hancock Street                                Director (1983-1995), Executive Vice
Williamstown, MA                                  President (1989-1994) and Senior Vice
Age 74                                            President, Finance and Administration
                                                  (1983-1989), The Dexter Corporation
                                                  (manufacturer of specialty chemicals
                                                  and materials); Vice Chairman (1990-
                                                  1992), Director (1983-1995), Life
                                                  Technologies, Inc. (life science/
                                                  biotechnology products); Director,
                                                  (1994-1999), The Connecticut Surety
                                                  Corporation (insurance); Director
                                                  (1995-2000), Chemfab Corporation
                                                  (specialty materials manufacturer);
                                                  Director (1999-2001), Ravenwood
                                                  Winery, Inc.; Director (1999-2003),
                                                  Lydall Inc. (manufacturer of fiber
                                                  materials); Member, Board of Managers
                                                  (1974-present), six Variable Annuity
                                                  Separate Accounts of The Travelers
                                                  Insurance Company+; Trustee (1990-
                                                  present), five Mutual Funds sponsored
                                                  by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund      Other Public
                     Position(s) Term of Office                                            Complex        Company
                      Held with  and Length of            Principal Occupation            Overseen     Directorships
Name Address and Age    Fund      Time Served            During Last Five Years          by Director  Held by Director
-------------------- ----------- -------------- ---------------------------------------- ----------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell          Trustee     Since 1991   Professor of Finance and Managerial          39      Director
160 Jacobs Hall                                 Economics, University at Buffalo since               (2000-present),
Buffalo, NY                                     1998. Dean, School of Management                     Delaware North
Age 62                                          (1998-2001), University at Buffalo;                  Corp. (hospitality
                                                Dean, College of Business                            business)
                                                Administration (1995-1998), Marquette
                                                University; Professor of Finance (1980-
                                                1995) and Associate Dean (1993-
                                                1995), School of Business
                                                Administration, and Director, Center for
                                                Research and Development in Financial
                                                Services (1980-1995), University of
                                                Connecticut; Member, Board of
                                                Managers (1990-present), six Variable
                                                Annuity Separate Accounts of The
                                                Travelers Insurance Company+; Trustee
                                                (1990-present), five Mutual Funds
                                                sponsored by The Travelers Insurance
                                                Company.++

Frances M. Hawk,       Trustee     Since 1991   Private Investor, (1997-present);            39      None
CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                            Management Company, Inc. (investment
Downingtown, PA                                 management); Assistant Treasurer,
Age 57                                          Pensions and Benefits. Management
                                                (1989-1992), United Technologies
                                                Corporation (broad-based designer and
                                                manufacturer of high technology
                                                products); Member, Board of Managers
                                                (1991-present), six Variable Annuity
                                                Separate Accounts of The Travelers
                                                Insurance Company+; Trustee (1991-
                                                present), five Mutual Funds sponsored
                                                by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                               Number of
                                                                                              Portfolios
                                                                                                in Fund     Other Public
                         Position(s)  Term of Office                                            Complex       Company
                          Held with   and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age        Fund       Time Served            During Last Five Years          by Director Held by Director
--------------------    ------------- -------------- ---------------------------------------- ----------- ----------------

Officers
--------
Paul Cellupica          Secretary and   Since July   Chief Counsel, Securities Products and       N/A           N/A
MetLife, Inc.           Chief Legal     2005         Regulation, MetLife Inc. (2004-present);
One MetLife Plaza       Officer                      Vice President and Chief Legal Officer,
27-01 Queens Plaza                                   TAMIC (July 2005-present); Assistant
North Long Island City,                              Director, Division of Investment
NY 11101                                             Management, U.S. Securities and
Age 41                                               Exchange Commission (2001-2003),
                                                     Senior Special Counsel, Division of
                                                     Investment Management, Securities and
                                                     Exchange Commission (2000-2001).

Peter Duffy             Chief           Since July   Senior Vice President, MetLife Advisers,     N/A           N/A
MetLife Advisers LLC    Financial       2005         since December 1998; Vice President;
501 Boylston Street     Officer and                  NELICO; Vice President, MetLife.
Boston, MA 02116        Treasurer
Age 49

Jeffrey P . Halperin    Interim         Since        Assistant Vice President, Corporate          N/A           N/A
Metropolitan Life       Chief           November     Ethics and Compliance Department,
Insurance Company       Compliance      2005         Metlife, Inc. (October 2002-present);
One MetLife Plaza       Officer                      Interim Chief Compliance Officer of
27-01 Queens Plaza                                   funds sponsored by Metlife and its
North Long Island City,                              affiliates (November 2005-present);
NY 11101                                             Associate, Goldman Sachs & Co.
Age 37                                               (May 2000-July 2001).

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market
   Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT 06103 or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Trust, shareholders can call 1-800-842-9406.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC's website at www.sec.gov.

METROPOLITAN SERIES FUND, INC.

Pro Forma Combining Financial Statements (Unaudited)
December 31, 2005

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, Strategic Equity Portfolio ("Strategic Equity") and Travelers Series Trust, Large Cap Portfolio ("Large Cap") in exchange for shares of FI Large Cap Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, FI Large Cap, and the results of operations of FI Large Cap for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Strategic Equity and Large Cap, as though the reorganization occurred as of December 31, 2005.

The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2005 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Strategic Equity and Large Cap, which are incorporated by reference in the Statement of Additional Information.

PRO FORMA STATEMENT OF INVESTMENTS AS OF 12/31/05 (UNAUDITED)

                                                                                                   METROPOLITAN SERIES
                                                                           TRAVELERS SERIES TRUST  FUND, INC. FI LARGE
                                                    TRAVELERS SERIES TRUST    STRATEGIC EQUITY        CAP PORTFOLIO
                                                     LARGE CAP PORTFOLIO         PORTFOLIO              COMBINED
                        SECURITY DESCRIPTION        SHARES      VALUE        SHARES      VALUE     SHARES      VALUE
-                       --------------------        ------- -------------  ---------  ----------  --------- ----------
COMMON STOCKS                                                        98.7%                  95.9%                 96.9%
Aerospace & Defense                                                   2.2%                   1.1%                  1.5%
                        Boeing Co. (The)             21,200     1,489,088      7,100     498,704     28,300  1,987,792
                        L-3 Communications
                          Holdings, Inc.             32,300     2,401,505                            32,300  2,401,505
                        United Technologies Corp.    34,300     1,917,713     76,500   4,277,115    110,800  6,194,828
                                                            -------------             ----------            ----------
                                                                5,808,306              4,775,819            10,584,125
                                                            -------------             ----------            ----------
Auto Components                                                                              0.7%                  0.4%
                        Compagnie Generale des
                          Etablissements Michelin
                          (EUR)                                               53,353   2,999,815     53,353  2,999,815
                                                                                      ----------            ----------
Banks                                                                 1.0%                   3.6%                  2.6%
                        Bank of America Corp.                                200,600   9,257,689    200,600  9,257,689
                        Boston Private Financial
                          Holdings, Inc.                                       2,300      69,966      2,300     69,966
                        Unibanco-Uniao de Bancos
                          Brasileiros S.A. (GDR)                              45,000   2,860,650     45,000  2,860,650
                        Wachovia Corp.                                        73,100   3,864,066     73,100  3,864,066
                        Wells Fargo & Co.            42,200     2,651,426                            42,200  2,651,426
                                                            -------------             ----------            ----------
                                                                2,651,426             16,052,371            18,703,797
                                                            -------------             ----------            ----------
Beverages                                                             1.4%                   1.0%                  1.2%
                        Coca-Cola Co. (The)                                   74,900   3,019,219     74,900  3,019,219
                        Coca-Cola Enterprises, Inc.                           78,700   1,508,679     78,700  1,508,679
                        Hansen Natural Corp. *       48,800     3,845,928                            48,800  3,845,928
                                                            -------------             ----------            ----------
                                                                3,845,928              4,527,898             8,373,826
                                                            -------------             ----------            ----------
Biotechnology                                                         9.5%                   2.6%                  5.2%
                        Affymetrix Inc                                           900      42,975        900     42,975
                        Amgen, Inc. *                46,100     3,635,446                            46,100  3,635,446
                        Biogen Idec, Inc. *         131,000     5,938,230                           131,000  5,938,230
                        Celgene Corp.                                          3,700     239,760      3,700    239,760
                        Cephalon, Inc. *                                      36,600   2,369,484     36,600  2,369,484
                        Charles River Laboratories
                          International, Inc. *                              125,900   5,334,383    125,900  5,334,383
                        Genentech, Inc. *            53,200     4,921,000                            53,200  4,921,000
                        Gilead Sciences, Inc. *     154,800     8,147,124     68,200   3,589,366    223,000 11,736,490
                        United Therapeutics
                          Corp. *                    37,400     2,585,088                            37,400  2,585,088
                                                            -------------             ----------            ----------
                                                               25,226,888             11,575,968            36,802,856
                                                            -------------             ----------            ----------
Building Materials                                                    2.1%                                         0.8%
                        Building Material Holding
                          Corp.                      83,601     5,702,424                            83,601  5,702,424
                                                            -------------                                   ----------
Building Products                                                     2.5%                                         0.9%
                        Ryland Group, Inc. (The)     90,200     6,506,126                            90,200  6,506,126
                                                            -------------                                   ----------
Chemicals                                                             0.4%                                         0.2%
                        Dow Chemical Co.             27,100     1,187,522                            27,100  1,187,522
                                                            -------------                                   ----------
                                                                1,187,522                                    1,187,522
                                                            -------------                                   ----------
Commercial Services &
  Supplies                                                                       0.4%                              0.3%
                        Emdeon Corp.                                         229,597   1,942,390    229,597  1,942,390
                                                                                      ----------            ----------
Communications
  Equipment                                                                      6.0%                              3.8%
                        Alcatel S.A. (ADR) *                                 535,600   6,641,440    535,600  6,641,440
                        Avaya, Inc.                                           51,000     544,170     51,000    544,170
                        CIENA Corp. *                                      3,354,300   9,962,271  3,354,300  9,962,271
                        Corning, Inc. *                                       65,800   1,293,628     65,800  1,293,628
                        Finisar Corp. *                                    1,447,403   3,010,598  1,447,403  3,010,598
                        NMS Communications
                          Corp. *                                            186,202     649,845    186,202    649,845
                        Nokia OYJ (ADR)                                       18,400     336,720     18,400    336,720
                        Nortel Networks Corp.                                304,200     930,852    304,200    930,852
                        Nortel Networks Corp.
                          (CAD)                                              278,800     848,870    278,800    848,870
                        Sonus Networks, Inc. *                               341,100   1,268,892    341,100  1,268,892
                        Sycamore Networks, Inc. *                            342,825   1,481,004    342,825  1,481,004
                                                                                      ----------            ----------
                                                                                      26,968,290            26,968,290
                                                                                      ----------            ----------
Computers & Peripherals                                               8.9%                   1.7%                  4.4%
                        Apple Computer, Inc. *      135,100     9,712,339                           135,100  9,712,339
                        ATI Technologies, Inc.
                          (CAD) *                                             35,700     606,252     35,700    606,252
                        ATI Technologies, Inc.
                          (ADR) *                                            303,100   5,149,669    303,100  5,149,669
                        Dell, Inc. *                 83,900     2,516,161      9,295     278,757     93,195  2,794,918
                        Hewlett-Packard Co.         267,200     7,649,936                           267,200  7,649,936
                        Sun Microsystems, Inc.                               389,900   1,633,681    389,900  1,633,681
                        Western Digital Corp. *      202000     3,759,220                           202,000  3,759,220
                                                            -------------             ----------            ----------
                                                            23,637,656.00              7,668,359            31,306,015
                                                            -------------             ----------            ----------
Electric Utilities                                                    0.6%                   0.1%                  0.3%
                        TXU Corp.                    34,000     1,706,460     12,600     632,394     46,600  2,338,854
                                                            -------------             ----------            ----------
Energy Equipment &
  Services                                                                                   0.4%                  0.3%
                        American Power
                          Conversion Corp.                                    17,837     392,414     17,837    392,414
                        Halliburton Co.                                        7,300     452,308      7,300    452,308
                        Pride International, Inc.                             31,900     980,925     31,900    980,925
                                                                                      ----------            ----------
                                                                                       1,825,647             1,825,647
                                                                                      ----------            ----------
Financial - Diversified                                               1.3%                   3.6%                  2.7%
                        American Express Co.         56,000     2,881,760                            56,000  2,881,760
                        Fannie Mae                                            11,100     541,791     11,100    541,791
                        Golden West Financial
                          Corp.                       9,200       607,200                             9,200    607,200
                        IntercontinentalExchange,
                          Inc.                                                32,800   1,192,280     32,800  1,192,280
                        SLM Corp.                                            258,850  14,260,046    258,850 14,260,046
                                                            -------------             ----------            ----------
                                                                3,488,960             15,994,117            19,483,077
                                                            -------------             ----------            ----------
Food & Drug Retailing                                                 1.6%                   1.5%                  1.5%
                        CVS Corp.                    43,800     1,157,196    246,000   6,499,320    289,800  7,656,516
                        Walgreen Co.                 72,700     3,217,702                            72,700  3,217,702
                                                            -------------             ----------            ----------
                                                                4,374,898              6,499,320            10,874,218
                                                            -------------             ----------            ----------
Food Products                                                         4.2%                   3.1%                  3.5%
                        Campbell Soup Co.                                     14,600     434,642     14,600    434,642
                        General Mills, Inc.          80,800     3,985,056                            80,800  3,985,056
                        Hormel Foods Corp.                                    82,010   2,680,087     82,010  2,680,087
                        Kellogg Co.                  22,800       985,416                            22,800    985,416
                        Nestle S.A. (CHF)                                      7,421   2,217,919      7,421  2,217,919
                        Nestle S.A. (ADR)                                     76,500   5,710,725     76,500  5,710,725
                        Seabord Corp.                 1,410     2,130,510                             1,410  2,130,510
                        Smithfield Foods, Inc.                                96,600   2,955,960     96,600  2,955,960
                        Whole Foods Market, Inc.     51,800     4,008,802                            51,800  4,008,802
                                                            -------------             ----------            ----------
                                                               11,109,784             13,999,333            25,109,117
                                                            -------------             ----------            ----------
Health Care Equipment &
  Supplies                                                            0.4%                   2.4%                  1.6%
                        Alcon, Inc.                                           11,100   1,438,560     11,100  1,438,560
                        C.R. Bard, Inc.                                       29,400   1,938,048     29,400  1,938,048
                        Inverness Medical
                          Innovations, Inc.                                   11,000     260,810     11,000    260,810
                        Nobel Biocare Holding AG
                          (CHF)                                               11,133   2,446,813     11,133  2,446,813
                        Palomar Medical
                          Technologies, Inc.                                  31,311   1,097,137     31,311  1,097,137
                        Phonak Holding AG (CHF)                               22,054     949,281     22,054    949,281
                        Straumann Holding AG
                          (CHF)                                                7,756   1,796,039      7,756  1,796,039
                        Syneron Medical Ltd.                                  19,200     609,600     19,200    609,600
                        Stryker Corp.                25,800     1,146,294                            25,800  1,146,294
                                                            -------------             ----------            ----------
                                                                1,146,294             10,536,288            11,682,582
                                                            -------------             ----------            ----------
Health Care Providers &
  Services                                                            5.6%                   7.7%                  6.9%
                        Aetna, Inc.                  83,200     7,846,592     86,800   8,186,108    170,000 16,032,700
                        Community Health
                          Systems, Inc. *            45,200     1,732,968                            45,200  1,732,968
                        Humana, Inc. *                                       125,800   6,834,714    125,800  6,834,714
                        UnitedHealth Group, Inc.     85,300     5,300,542    305,090  18,958,292    390,390 24,258,834
                        WebMD Health Corp. -
                          Class A *                                           18,600     540,330     18,600    540,330
                                                            -------------             ----------            ----------
                                                               14,880,102             34,519,444            49,399,546
                                                            -------------             ----------            ----------

                       See notes to financial statements

                                                                                                   METROPOLITAN SERIES
                                                                           TRAVELERS SERIES TRUST  FUND, INC. FI LARGE
                                                    TRAVELERS SERIES TRUST   STRATEGIC EQUITY         CAP PORTFOLIO
                                                     LARGE CAP PORTFOLIO         PORTFOLIO              COMBINED
                         SECURITY DESCRIPTION       SHARES       VALUE      SHARES       VALUE     SHARES      VALUE
                         --------------------       -------  ------------  ---------  ----------  --------- ----------
Hotels, Restaurants & Leisure                                         1.8%                   1.4%                  1.6%
                         Dominos Pizza, Inc.                                  83,500   2,020,700     83,500  2,020,700
                         Expedia, Inc.                                        56,400   1,351,344     56,400  1,351,344
                         Marvel Entertainment,
                           Inc. *                                            102,100   1,672,398    102,100  1,672,398
                         Penn National Gaming,
                           Inc. *                   147,600     4,863,420                           147,600  4,863,420
                         WMS Industries, Inc. *                               56,700   1,422,603     56,700  1,422,603
                                                             ------------             ----------            ----------
                                                                4,863,420              6,467,045            11,330,465
                                                             ------------             ----------            ----------
Household Durables                                                    8.5%                   0.3%                  3.2%
                         D.R. Horton, Inc.          210,700     7,528,311                           210,700  7,528,311
                         KB HOME                     94,500     6,866,370                            94,500  6,866,370
                         Lennar Corp.- Class A      113,000     6,895,260                           113,000  6,895,260
                         Toro Co.                                             32,800   1,435,656     32,800  1,435,656
                                                             ------------             ----------            ----------
                                                               21,289,941              1,435,656            22,725,597
                                                             ------------             ----------            ----------
Household Products                                                    0.5%                   1.5%                  1.1%
                         Colgate-Palmolive Co.                                84,100   4,612,885     84,100  4,612,885
                         Procter & Gamble Co.
                           (The)                     22,175     1,283,489     37,565   2,174,262     59,740  3,457,751
                                                             ------------             ----------            ----------
                                                                1,283,489              6,787,147             8,070,636
                                                             ------------             ----------            ----------
Industrial - Diversified                                              2.4%                   5.4%                  4.3%
                         General Electric Co.       178,800     6,266,940    506,800  17,763,340    685,600 24,030,280
                         Honeywell International,
                           Inc.                                              173,670   6,469,207    173,670  6,469,207
                                                             ------------             ----------            ----------
                                                                6,266,940             24,232,547            30,499,487
                                                             ------------             ----------            ----------
Insurance                                                             4.9%                  11.2%                  8.9%
                         ACE, Ltd.                                            81,300   4,344,672     81,300  4,344,672
                         AFLAC, Inc.                                         110,700   5,138,694    110,700  5,138,694
                         American International
                           Group, Inc.                                       533,750  36,417,762    533,750 36,417,762
                         Aspen Insurance Holdings,
                           Ltd.                                                6,200     146,754      6,200    146,754
                         Chubb Corp. (The)           16,000     1,562,400                            16,000  1,562,400
                         CIGNA Corp.                 12,000     1,340,400                            12,000  1,340,400
                         Fidelity National
                           Financial, Inc.          106,000     3,899,740                           106,000  3,899,740
                         MGIC Investment Corp.       15,900     1,046,538                            15,900  1,046,538
                         Platinum Underwriters
                           Holdings, Ltd.                                      2,100      65,247      2,100     65,247
                         Radian Group Inc.           86,500     5,068,035                            86,500  5,068,035
                         St. Paul Travelers Cos.,
                           Inc.                                               85,000   3,796,950     85,000  3,796,950
                         XL Capital, Ltd. - Class A                            7,200     485,136      7,200    485,136
                                                             ------------             ----------            ----------
                                                               12,917,113             50,395,215            63,312,328
                                                             ------------             ----------            ----------
Internet Software &
  Services                                                            3.5%                   0.6%                  1.6%
                         Google, Inc., Class A*       5,100     2,115,786      3,600   1,493,496      8,700  3,609,282
                         Knot Inc./The *                                      12,208     139,659     12,208    139,659
                         McAfee, Inc. *             164,400     4,460,172                           164,400  4,460,172
                         Websense, Inc. *            39,700     2,605,908                            39,700  2,605,908
                         Yahoo!, Inc. *                                       21,700     850,206     21,700    850,206
                                                             ------------             ----------            ----------
                                                                9,181,866              2,483,361            11,665,227
                                                             ------------             ----------            ----------
IT Consulting & Services                                              0.7%                                         0.3%
                         Cognizant Technology
                           Solutions Corp.- Class
                           A*                        35,900     1,807,565                            35,900  1,807,565
                                                             ------------                                   ----------
Machinery                                                             4.4%                                         1.6%
                         Deere & Co.                 77,200     5,258,092                            77,200  5,258,092
                         Joy Global, Inc.           160,250     6,410,000                           160,250  6,410,000
                                                             ------------                                   ----------
                                                               11,668,092                                   11,668,092
                                                             ------------                                   ----------
Media                                                                                        2.2%                  1.4%
                         aQuantive, Inc.                                      38,800     979,312     38,800    979,312
                         DreamWorks Animation
                           SKG, Inc. - Class A *                             125,800   3,089,648    125,800  3,089,648
                         GameLoft (EUR) *                                     33,983     219,725     33,983    219,725
                         Getty Images, Inc. *                                  1,900     169,613      1,900    169,613
                         Lamar Advertising Co. -
                           Class A *                                           9,158     422,550      9,158    422,550
                         News Corp. - Class A                                 80,200   1,247,110     80,200  1,247,110
                         Omnicom Group, Inc.                                   7,100     604,423      7,100    604,423
                         Pixar *                                              53,500   2,820,520     53,500  2,820,520
                         Univision
                           Communications, Inc. -
                           Class A *                                           7,276     213,841      7,276    213,841
                                                                                      ----------            ----------
                                                                                       9,766,742             9,766,742
                                                                                      ----------            ----------
Metals & Mining                                                       2.0%                   1.5%                  1.7%
                         Allegheny Technologies,
                           Inc.                      26,900       970,552                            26,900    970,552
                         Apex Silver Mines Ltd. *                             93,000   1,478,700     93,000  1,478,700
                         Cleveland-Cliffs, Inc.       5,800       513,706                             5,800    513,706
                         Newmont Mining Corp.                                 73,060   3,901,404     73,060  3,901,404
                         Phelps Dodge Corp.           3,700       532,319                             3,700    532,319
                         Placer Dome, Inc.                                    22,200     509,046     22,200    509,046
                         Placer Dome, Inc. (CAD)                              36,200     826,488     36,200    826,488
                         Precision Castparts Corp.   26,800     1,388,508                            26,800  1,388,508
                         Quanex Corp.                40,100     2,003,797                            40,100  2,003,797
                                                             ------------             ----------            ----------
                                                                5,408,882              6,715,638            12,124,520
                                                             ------------             ----------            ----------
Oil & Gas                                                             3.7%                   0.6%                  1.8%
                         BP Plc (ADR)                                         10,000     642,200     10,000    642,200
                         Devon Energy Corp.          33,700     2,107,598                            33,700  2,107,598
                         ENSCO International, Inc.                            36,400   1,614,340     36,400  1,614,340
                         Frontier Oil Corp.          23,700       889,461                            23,700    889,461
                         Sunoco, Inc.                49,500     3,879,810                            49,500  3,879,810
                         Valero Energy Corp.         59,400     3,065,040                            59,400  3,065,040
                         XTO Energy, Inc.                                     10,900     478,946     10,900    478,946
                                                             ------------             ----------            ----------
                                                             9,941,909.00              2,735,486            12,677,395
                                                             ------------             ----------            ----------
Pharmaceuticals                                                       2.7%                  13.5%                  9.5%
                         Allergan, Inc.                                       25,600   2,763,776     25,600  2,763,776
                         Barr Pharmaceuticals, Inc.                           35,100   2,186,379     35,100  2,186,379
                         Johnson & Johnson          120,300     7,230,030    242,400  14,568,240    362,700 21,798,270
                         Merck & Co., Inc.                                    36,500   1,161,065     36,500  1,161,065
                         Novartis AG (ADR)                                    78,300   4,109,184     78,300  4,109,184
                         Pfizer, Inc.                                        109,400   2,551,208    109,400  2,551,208
                         Roche Holding AG (CHF)                               61,770   9,268,201     61,770  9,268,201
                         Sepracor, Inc. *                                     80,700   4,164,120     80,700  4,164,120
                         Teva Pharmaceutical
                           Industries, Ltd. (ADR)                            116,900   5,027,869    116,900  5,027,869
                         Wyeth                                               322,500  14,857,575    322,500 14,857,575
                                                             ------------             ----------            ----------
                                                                7,230,030             60,657,617            67,887,647
                                                             ------------             ----------            ----------
Retail - Multiline                                                    1.7%                   0.5%                  0.9%
                         Costco Wholesale Corp.      17,100       845,937                            17,100    845,937
                         Wal-Mart Stores, Inc.       77,200     3,612,960     47,600   2,227,680    124,800  5,840,640
                                                             ------------             ----------            ----------
                                                                4,458,897              2,227,680             6,686,577
                                                             ------------             ----------            ----------
Retail - Specialty                                                    0.1%                   1.6%                  1.0%
                         Game Group Plc (GBP)                              1,031,146   1,267,108  1,031,146  1,267,108
                         GameStop Corp. - Class
                           A *                                                36,415   1,158,733     36,415  1,158,733
                         GameStop Corp. - Class
                           B *                                                75,000   2,167,500     75,000  2,167,500
                         Nordstrom, Inc.              6,200       231,880                             6,200    231,880
                         Staples, Inc.                                       108,700   2,468,577    108,700  2,468,577
                                                             ------------             ----------            ----------
                                                                  231,880              7,061,918             7,293,798
                                                             ------------             ----------            ----------
Road & Rail                                                           4.5%                                         1.7%
                         Burlington Northern Santa
                           Fe Corp.                  30,400     2,152,928                            30,400  2,152,928
                         CSX Corp.                   55,100     2,797,427                            55,100  2,797,427
                         Norfolk Southern Corp.     155,900     6,988,997                           155,900  6,988,997
                                                             ------------                                   ----------
                                                               11,939,352                                   11,939,352
                                                             ------------                                   ----------
Semiconductors &
  Semiconductor
  Equipment                                                           8.8%                   3.4%                  5.4%
                         Applied Materials, Inc.                             111,200   1,994,928    111,200  1,994,928
                         Applied Micro Circuits
                           Corp. *                                           801,100   2,058,827    801,100  2,058,827
                         ASML Holding NV *                                   158,400   3,180,672    158,400  3,180,672
                         Cymer, Inc. *               49,900     1,771,949                            49,900  1,771,949
                         Intel Corp.                259,500     6,477,120        800      19,968    260,300  6,497,088
                         Linear Technology Corp.                              27,700     999,139     27,700    999,139
                         LTX Corp.                                           164,264     739,188    164,264    739,188
                         Marvell Technology
                           Group Ltd. *             111,100     6,231,599                           111,100  6,231,599
                         MEMC Electronic
                           Materials, Inc. *         37,300       826,941                            37,300    826,941
                         Mindspeed Technologies
                           Inc.                                               71,100     167,085     71,100    167,085
                         NVIDIA Corp. *              22,700       829,912                            22,700    829,912

                       See notes to financial statements


                                    TRAVELERS SERIES TRUST             TRAVELERS SERIES TRUST
                                      LARGE CAP PORTFOLIO            STRATEGIC EQUITY PORTFOLIO
         SECURITY DESCRIPTION       SHARES             VALUE            SHARES            VALUE
         -------------------- ------------------  --------------  ------------------  ------------
         PMC-Sierra, Inc. *                                                  275,800     2,126,418
         Silicon-On-
           Insulator
           Technologies
           (EUR)                                                              18,957       305,978
         SiRF Technology
           Holdings, Inc. *               69,000       2,056,200
         Teradyne, Inc. *                                                    241,000     3,511,370
         Texas Instruments,
           Inc.                          161,000       5,163,270
         Xilinx, Inc.                                                          7,266       183,176
                                                  --------------                      ------------
                                                      23,356,991                        15,286,749
                                                  --------------                      ------------
Software                                                     4.5%                              8.8%
         Activision, Inc. *              123,433       1,695,970             266,649     3,663,757
         Autodesk, Inc.                  125,400       5,385,930
         Cadence Design
           Systems, Inc. *                                                   238,900     4,042,188
         Microsoft Corp.                 122,500       3,203,375             922,123    24,113,516
         NDS Group Plc
           (ADR) *                                                            23,500       967,025
         Oracle Corp. *                                                      279,400     3,411,474
         Quest Software,
           Inc. *                        123,124       1,796,379
         Take-Two
           Interactive
           Software, Inc. *                                                   75,500     1,336,350
         THQ, Inc. *                                                          79,353     1,892,569
                                                  --------------                      ------------
                                                   12,081,654.00                        39,426,879
                                                  --------------                      ------------
Telecommunication Services -
  Diversified                                                0.4%                              3.5%
         AT&T, Inc.                                                           91,800     2,248,182
         Qwest
           Communications
           International,
           Inc. *                        182,600       1,031,690              72,900       411,885
         Sprint Nextel Corp.                                                 266,100     6,216,096
         Verizon
           Communications,
           Inc.                                                              218,600     6,584,232
                                                  --------------                      ------------
                                                       1,031,690                        15,460,395
                                                  --------------                      ------------
Telecommunication Services -
  Wireless                                                   0.3%
         NII Holdings, Inc. *             16,900         738,192
                                                  --------------
Tobacco                                                      2.0%                              4.0%
         Altria Group, Inc.               71,400       5,335,008             239,400    17,887,967
                                                  --------------                      ------------
         TOTAL COMMON
           STOCK              (Cost $249,864,842)    262,305,685  (Cost $409,625,673)  429,545,495
                                                  --------------                      ------------
CONVERTIBLE BONDS                                                                              0.5%
         CIENA Corp.
           3.75%, due
           02/01/2008 (Cost
           $2,398,450)                                                     2,550,000     2,352,365
                                                                                      ------------
SHORT-TERM INVESTMENT                                        0.9%                              4.1%
         State Street Bank &
           Trust Co.,
           Repurchase
           Agreement                   2,304,000       2,304,000          18,293,000    18,293,000
                                                  --------------                      ------------
         TOTAL
           INVESTMENTS        (Cost $252,168,842)    264,609,685  (Cost $430,317,123)  450,190,860
                                                  --------------                      ------------
         Other Assets and
           Liabilities                                 1,250,057                        (2,156,737)
                                                  --------------                      ------------
         TOTAL NET
           ASSETS --
           100.0%                                 $  265,859,742                      $448,034,123
                                                  ==============                      ============

                               METROPOLITAN SERIES FUND, INC.
                                   FI LARGE CAP PORTFOLIO
                                          COMBINED
         SECURITY DESCRIPTION       SHARES            VALUE
         -------------------- ------------------  ------------
         PMC-Sierra, Inc. *              275,800     2,126,418
         Silicon-On-
           Insulator
           Technologies
           (EUR)                          18,957       305,978
         SiRF Technology
           Holdings, Inc. *               69,000     2,056,200
         Teradyne, Inc. *                241,000     3,511,370
         Texas Instruments,
           Inc.                          161,000     5,163,270
         Xilinx, Inc.                      7,266       183,176
                                                  ------------
                                                    38,643,740
                                                  ------------
Software                                                   7.2%
         Activision, Inc. *              390,082     5,359,727
         Autodesk, Inc.                  125,400     5,385,930
         Cadence Design
           Systems, Inc. *               238,900     4,042,188
         Microsoft Corp.               1,044,623    27,316,891
         NDS Group Plc
           (ADR) *                        23,500       967,025
         Oracle Corp. *                  279,400     3,411,474
         Quest Software,
           Inc. *                        123,124     1,796,379
         Take-Two
           Interactive
           Software, Inc. *               75,500     1,336,350
         THQ, Inc. *                      79,353     1,892,569
                                                  ------------
                                                    51,508,533
                                                  ------------
Telecommunication Services -
  Diversified                                              2.3%
         AT&T, Inc.                       91,800     2,248,182
         Qwest
           Communications
           International,
           Inc. *                        255,500     1,443,575
         Sprint Nextel Corp.             266,100     6,216,096
         Verizon
           Communications,
           Inc.                          218,600     6,584,232
                                                  ------------
                                                    16,492,085
                                                  ------------
Telecommunication Services -
  Wireless                                                 0.1%
         NII Holdings, Inc. *             16,900       738,192
                                                  ------------
Tobacco                                                    3.3%
         Altria Group, Inc.              310,800    23,222,975
                                                  ------------
         TOTAL COMMON
           STOCK              (Cost $659,490,515)  691,851,180
                                                  ------------
CONVERTIBLE BONDS                                          0.3%
         CIENA Corp.
           3.75%, due
           02/01/2008 (Cost
           $2,398,450)                 2,550,000     2,352,365
                                                  ------------
SHORT-TERM INVESTMENT                                      2.9%
         State Street Bank &
           Trust Co.,
           Repurchase
           Agreement                  20,597,000    20,597,000
                                                  ------------
         TOTAL
           INVESTMENTS        (Cost $682,485,965)  714,800,545
                                                  ------------
         Other Assets and
           Liabilities                  (131,306)   (1,037,986)
                                                  ------------
         TOTAL NET
           ASSETS --
           100.0%                                 $713,762,559
                                                  ============

*   Non-income producing security.
ADR - American Depository Receipt
GDR - Global Depository Receipt
CAD - Canadian Dollar
CHF - Switzerland Franc
EUR - Euro Dollar

As of December 31, 2005 all the securities held by the target fund would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

                       See notes to financial statements

METROPOLITAN SERIES FUND, INC.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005 (UNAUDITED)


                                                                                 ADJUSTMENTS
                                 TRAVELERS SERIES TRUST TRAVELERS SERIES TRUST (REFERENCES ARE  METROPOLITAN SERIES FUND, INC.
                                    STRATEGIC EQUITY          LARGE CAP         TO PRO FORMA        FI LARGE CAP PORTFOLIO
                                       PORTFOLIO              PORTFOLIO          FOOTNOTES)           PRO FORMA COMBINED
                                 ---------------------- ---------------------- ---------------  ------------------------------
ASSETS
Investments at value *               $ 450,190,860           $264,609,685        $        0             $ 714,800,545
Cash                                           540                    980                 0                     1,520
Foreign cash                                25,749                251,171                 0                   276,920
Receivable for:
       Securities sold                   2,198,732              5,178,338                                   7,377,070
       Fund shares sold                      1,717                 30,633                 0                    32,350
       Futures variation
         margin                                 --                     --                 0                         0
       Dividends and
         interest                          387,937                256,845                 0                   644,782
       Prepaid expenses                     18,686                 11,352                 0                    30,038
       Other Assets                        122,334                                        0                   122,334
       Due from
         investment
         adviser                                --                     --                 0                         0
                                     -------------           ------------        ----------             -------------
          Total assets                 452,946,555            270,339,004                 0               723,285,559
                                     -------------           ------------        ----------             -------------
LIABILITIES
   Payable for:
       Securities
         purchased                       3,725,242              3,449,505                 0                 7,174,747
       Fund shares
         redeemed                          823,735                771,801                 0                 1,595,536
       Collateral on
         securities on
         loan                                   --                     --                 0                         0
       Foreign taxes                            --                     --                 0                         0
   Accrued expenses:
       Management fees                     309,891                158,111                 0                   468,002
       Service and
         distribution
         fees                                   --                     --                 0                         0
       Administration
         Fees Payable                           --                 26,806                 0                    26,806
       Custodian and
         Accounting Fees                     7,332                 16,381                 0                    23,713
       Trustee Fees
         Payable                             6,966                  5,362                 0                    12,328
       Other expenses                       39,266                 51,296           131,306(b)                221,868
                                     -------------           ------------        ----------             -------------
          Total
            liabilities                  4,912,432              4,479,262           131,306                 9,523,000
                                     -------------           ------------        ----------             -------------
NET ASSETS                           $ 448,034,123           $265,859,742        $ (131,306)            $ 713,762,559
                                     =============           ============        ==========             =============
NET ASSETS CONSIST OF:
       Capital paid in               $ 628,306,315           $324,801,765        $        0               953,108,080
       Undistributed
         (distributions
         in excess of)
         net investment
         income                            728,761                278,988          (131,306)(b)               876,443
       Accumulated net
         realized gains
         (losses)                     (200,873,825)           (71,642,843)                0              (272,516,668)
       Unrealized
         appreciation
         (depreciation)
         on investments,
         futures, and
         foreign currency               19,872,872             12,421,832                 0                32,294,704
                                     -------------           ------------        ----------             -------------
          Total                      $ 448,034,123           $265,859,742        $ (131,306)            $ 713,762,559
                                     =============           ============        ==========             =============
Net Assets - Class A                 $ 448,034,123           $265,859,742        $ (131,306)(b)         $ 713,762,559
                                     =============           ============        ==========             =============
Net Assets - Class B                             0                                                                  0
                                     =============           ============        ==========             =============
Net Assets - Class E                             0                                                                  0
                                     =============           ============        ==========             =============
Capital shares
  outstanding - Class A                 25,189,608             17,554,212         4,383,601(a)             47,127,421
                                     =============           ============        ==========             =============
Capital shares
  outstanding - Class B                          0                                                                  0
                                     =============           ============        ==========             =============
Capital shares
  outstanding - Class E                          0                                                                  0
                                     =============           ============        ==========             =============
Net Asset Value and
  Offering Price Per
  Share - Class A                    $       17.79           $      15.15                 0             $       15.15
                                     =============           ============        ==========             =============
Net Asset Value and
  Offering Price Per
  Share - Class B                                                                         0
                                     =============           ============        ==========             =============
Net Asset Value and
  Offering Price Per
  Share - Class E                                                                         0
                                     =============           ============        ==========             =============

* Identified cost of
    investments                      $ 430,317,123           $252,168,842        $       --               682,485,965
  Cost of cash
  denominated in foreign
  currencies                                26,442                270,038                --                   296,480


(a) Reflects change in shares outstanding due to the issuance of Class A shares of FI Large Cap Portfolio in exchange for Class A shares of Large Cap Portfolio and Strategic Equity Portfolio based upon the net asset value of the Large Cap Portfolio's Class A shares at December 31, 2005.

(b) Reflects merger related expenses of $131,306

                       See notes to financial statements

METROPOLITAN SERIES FUND, INC.
COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2005 (UNAUDITED)



                                                                           ADJUSTMENTS
                           TRAVELERS SERIES TRUST TRAVELERS SERIES TRUST (REFERENCES ARE  METROPOLITAN SERIES FUND, INC.
                              STRATEGIC EQUTIY          LARGE CAP         TO PRO FORMA        FI LARGE CAP PORTFOLIO
                                 PORTFOLIO*             PORTFOLIO          FOOTNOTES)           PRO FORMA COMBINED
                           ---------------------- ---------------------- ---------------  ------------------------------
INVESTMENT
  INCOME
   Dividend                     $  6,368,846/1/          2,474,365/1/               0                 8,843,211/1/
   Interest                        1,500,864                62,205                  0                 1,563,069
                                ------------           -----------          ---------              ------------
                                   7,869,710             2,536,570                  0                10,406,280
EXPENSES
   Management
     fees                          3,733,655           $ 1,947,041            (74,690)(a)             5,606,006
   Deferred
     Expense
     Reimbursement                         0                     0                  0                         0
   Service and
     distribution
     fees-
     Class B                               0                     0                  0                         0
   Service and
     distribution
     fees-
     Class E                               0                     0                  0                         0
   Administration
     fees                                  0               156,185           (156,185)(b)                     0
   Directors
     fees and
     expenses                         14,926                11,544            (11,544)(b)                14,926
   Custodian                         130,267                54,769             13,500(b)                198,536
   Transfer
     agent fees                        4,988                     0             (4,988)(b)                     0
   Audit and
     tax
     services                         20,605                22,254            (20,605)(b)                22,254
   Legal                              15,169                24,590                  0                    39,759
   Printing                           16,700                23,913                  0                    40,613
   Insurance                          30,249                 8,761                  0                    39,010
   Organizational
     Expense                               0                     0                  0
   Miscellaneous
     expenses                          2,254                   (92)                 0                     2,162
                                ------------           -----------          ---------              ------------
   Total
     Expenses                      3,968,813             2,248,965           (254,512)                5,963,266
   Expense
     Reductions                           --                    --                 --                         0
   Expense
     assumed
     by the
     Investment
     Adviser                              --                    --                 --                         0
                                ------------           -----------          ---------              ------------
   Net
     Expenses                      3,968,813             2,248,965           (254,512)                5,963,266
                                ------------           -----------          ---------              ------------
   Net Income                      3,900,897               287,605            254,512                 4,443,014
REALIZED
  AND
  UNREALIZED
  GAIN (LOSS)
  ON
  INVESTMENTS
   Net realized
     gain (loss)
     on
     investments                  14,023,309            29,957,564                  0                43,980,873
   Net realized
     gain (loss)
     on foreign
     currency
     transactions                    (91,430)                2,519                  0                   (88,911)
   Net realized
     gain (loss)
     on futures
     transactions                          0                     0                  0                         0
                                ------------           -----------          ---------              ------------
       Net
         realized
         gain
         (loss)
         on
         investments,
         foreign
         currency,
         and
         futures
         transactions             13,931,879            29,960,083                  0                43,891,962
   Net
     unrealized
     appreciation
     (depreciation)
     on
     investments                 (12,022,232)           (8,507,903)                 0               (20,530,135)
   Net
     unrealized
     appreciation
     (depreciation)
     on foreign
     currency
     transactions                          0           $         0                  0                         0
   Net
     unrealized
     appreciation
     (depreciation)
     on futures
     transactions                          0                     0                  0                         0
                                ------------           -----------          ---------              ------------
   Net
     unrealized
     gain (loss)
     on
     investments,
     foreign
     currency,
     and
     futures
     transactions                (12,022,232)           (8,507,903)                 0               (20,530,135)
                                ------------           -----------          ---------              ------------
   Net gain
     (loss)                        1,909,647            21,452,180                  0                23,361,827
NET
  INCREASE
  (DECREASE)
  IN NET
  ASSETS
  FROM
  OPERATIONS                    $  5,810,544           $21,739,785          $ 254,512              $ 27,804,841
                                ============           ===========          =========              ============
                                /1/ Net of             /1/ Net of                                  /1/ Net of
                                foreign                foreign                                     foreign
                                taxes of               taxes of                                    taxes of
                                $85,185                $11,631                                     $96,816



(a) Reflects the FI Large Cap Portfolio's investment advisory fee rate.

(b) Reflects adjustment of certain balances to conform to the FI Large Cap Portfolio's expense structure.


                       See notes to financial statements

METROPOLITAN SERIES FUND, INC.

Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 2005

1  Description of the Fund

   The FI Large Cap Portfolio ("FI Large Cap"), a portfolio of the Metropolitan Series Fund., Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

   FI Large Cap consists of one class of shares, Class A.

2  Basis of Combination

   The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, Strategic Equity Portfolio ("Strategic Equity") and Travelers Series Trust, Large Cap Portfolio ("Large Cap") in exchange for shares of FI Large Cap Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, FI Large Cap, and the results of operations of FI Large Cap for pre-combination periods will not be restated.

   The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Strategic Equity and Large Cap, as though the reorganization occurred as of December 31, 2005.

   The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2005 as though the reorganization occurred as of the beginning of the period.

   The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Strategic Equity and Large Cap, which are incorporated by reference in the Statement of Additional Information.

3  Portfolio Valuation

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

4  Federal Income Taxes

   Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the FI Large Cap intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5  Estimates and Assumptions:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         METROPOLITAN SERIES FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

     The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or
(ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

     Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
-------   --------
(1) (a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (c) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (d) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (e) Articles Supplementary of Registrant, dated January 27, 1988, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (f) Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed on December 18, 1996.

    (i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on January 11, 1999.

    (j) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on April 6, 2000.

    (k) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on November 30, 2000.

    (l) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

    (m) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (n) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (o) Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (p) Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

    (q) Articles Supplementary of Registrant, dated June 16, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (r) Articles Supplementary of Registrant, dated March 3, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (s) Certificate of Correction of Articles of Amendment, dated December 1, 1983, is incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (t) Articles of Amendment, dated July 30, 1997, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (u) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on October 6, 1998.

    (v) Articles of Amendment, dated February 2, 1999, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (w) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on January 19, 2000.

    (x) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

    (y) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (z) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

   (aa) Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

   (bb) Articles of Amendment, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

   (cc) Articles of Amendment dated January 28, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

(2) (a) By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (b) Amendment to By-Laws, dated April 24, 1997, is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on April 2, 1998.

    (c) Amended and Restated By-Laws, dated May 8, 2003, are incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4, 2004.

(3)       None.

(4) (a) Form of Agreement and Plan of Reorganization (filed as Exhibit A-1 to Part A hereof) by and between (i) The Travelers Series Trust (the "Trust"), on behalf of the Large Cap Portfolio, a series of the Trust, and (ii) Metropolitan Series Fund, Inc. (the "Registrant"), on behalf of the FI Large Cap Portfolio, a series of the Registrant.

    (b) Form of Agreement and Plan of Reorganization (filed as Exhibit A-2 to Part A hereof) by and between (i) The Travelers Series Trust (the "Trust"), on behalf of the Strategic Equity Portfolio, a series of the Trust, and (ii) Metropolitan Series Fund, Inc. (the "Registrant"), on behalf of the FI Large Cap Portfolio, a series of the Registrant.

(5)       None.



(6) (a) Form of Advisory Agreement relating to FI Large Cap Portfolio (filed herewith).

    (b) Form of Subadvisory Agreement relating to FI Large Cap Portfolio (filed herewith).

(7) (a)   Form of Distribution Agreement (filed herewith).

    (b) Amended and Restated Distribution Agreement as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.


(8)       None.

(9) (a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed on January 29, 2002.

    (e) Agreement dated October 23, 2002 revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (f) Agreement dated May 30, 2003 revising list of funds subject to Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

(10)(a) Class B and Class E Distribution Plan as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (b) Class B, Class D, Class E and Class F Form of Distribution and Services Plan (filed herewith).

    (c) Form of Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940 (filed herewith).



(11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered is incorporated by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.

(12)(a) Opinion and consent of Sullivan and Worcester LLP on tax matters and consequences to shareholders of Large Cap Portfolio and FI Large Cap Portfolio (filed herewith).

(12)(b) Opinion and consent of Sullivan and Worcester LLP on tax matters and consequences to shareholders of Strategic Equity Portfolio and FI Large Cap Portfolio (filed herewith).


(13)      None.


(14)(a) Consent of Deloitte & Touche LLP with respect to Large Cap Portfolio of The Travelers Series Trust (filed herewith).


    (b) Consent of Deloitte & Touche LLP with respect to Strategic Equity Portfolio of The Travelers Series Trust (filed herewith).


(15)      None.


(16) Powers of Attorney for H. Jesse Arnelle, Steve A. Garban, Nancy Hawthorne, John T. Ludes, Michael S. Scott Morton, Linda B. Strumpf and Arthur G. Typermass are incorporated herein by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.



(17) Forms of Proxy and Voting Instruction Forms is incorporated herein by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.


Item 17. Undertakings

    (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the Registrant's Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registrant's Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     As required by the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 10th day of February, 2006.


                                        Metropolitan Series Fund, Inc.


                                        By: /s/ HUGH MCHAFFIE
                                            ------------------------------
                                        Hugh McHaffie
                                        President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.


/s/ HUGH MCHAFFIE             Chairman of the Board;           March 10, 2006
----------------------------  Chief Executive Officer;
Hugh McHaffie                 President and Director


/s/ H. JESSE ARNELLE          Director                         March 10, 2006
----------------------------
H. Jesse Arnelle*


/s/ STEVE A. GARBAN           Director                         March 10, 2006
----------------------------
Steve A. Garban*


/s/ NANCY HAWTHORNE           Director                         March 10, 2006
----------------------------
Nancy Hawthorne*


/s/ JOHN  T. LUDES            Director                         March 10, 2006
----------------------------
John T. Ludes*


/s/ MICHAEL S. SCOTT MORTON   Director                         March 10, 2006
----------------------------
Michael S. Scott Morton*


/s/ LINDA B. STRUMPF          Director                         March 10, 2006
----------------------------
Linda B. Strumpf*

/s/ ARTHUR G. TYPERMASS       Director                         March 10, 2006
----------------------------
Arthur G. Typermass*


/s/ PETER DUFFY               Treasurer; Principal Financial   March 10, 2006
----------------------------  and Accounting Officer
Peter Duffy


*By: /s/ THOMAS M. LENZ                                        March 10, 2006
     -----------------------
     Thomas M. Lenz
     Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit   Item
-------   -----

(6)(a)    Form of Advisory Agreement relating to FI Large Cap Portfolio

(6)(b)    Form of Subadvisory Agreement relating to FI Large Cap Portfolio

(7)(a)    Form of Distribution Agreement

(10)(b) Class B, Class D, Class E and Class F Form of Distribution and Services Plan

(10)(c) Form of Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940

(12)(a) Opinion and consent of Sullivan and Worcester LLP on tax matters and consequences to shareholders of Large Cap Portfolio and FI Large Cap Portfolio.

(12)(b) Opinion and consent of Sullivan Worcester LLP on tax matters and consequences to shareholders of Strategic Equity Portfolio and FI Large Cap Portfolio.

(14)(a) Consent of Deloitte & Touche LLP with respect to Large Cap Portfolio of The Travelers Series Trust.

(14)(b) Consent of Deloitte & Touche LLP with respect to Strategic Equity Portfolio of The Travelers Series Trust.